UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________

SCHEDULE 14A
(Rule 14a-101)

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Proxy Statement Pursuant To Section 14(A) of
the Securities Exchange Act of 1934

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LEGACY ACQUISITION CORP.

(Name of Registrant As Specified In Its Charter)

N/A

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LEGACY ACQUISITION CORP.
1308 Race Street, Suite 200
Cincinnati, Ohio 45202

NOTICE OF CONSENT SOLICITATION
FOR WARRANT HOLDERS

To the Registered Holders of Public Warrants of Legacy Acquisition Corp.:

Attached hereto is a Consent Solicitation Statement which solicits the consent of the Registered Holders (as defined below) of Public Warrants (as defined below) of Legacy Acquisition Corp., a Delaware corporation (the “Company” or “Legacy”), sold as part of the units in its initial public offering, to amend the Warrant Agreement, dated as of November 16, 2017, between Legacy and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agreement”). Legacy is party to that certain Business Combination Agreement, dated as of September 18, 2020 (the “Business Combination Agreement”), by and among Legacy, Excel Merger Sub I, Inc. (“Merger Sub”), Excel Merger Sub II, LLC (“Merger Sub 2”), Onyx Enterprises Int’l, Corp. (“ONYX”) and Shareholder Representative Services LLC, solely in its capacity as the stockholder representative, pursuant to which the parties have agreed to the terms and conditions of a business combination (the transactions contemplated by the Business Combination Agreement, the “Business Combination”).

As contemplated by the Business Combination Agreement, Legacy will acquire ONYX pursuant to a two-step merger, whereby (i) Merger Sub, a newly created Delaware Corporation and indirect wholly owned subsidiary of Legacy, will merge with and into ONYX (the “First Merger”), whereupon the consummation of the First Merger, Merger Sub will cease to exist, and ONYX will become a subsidiary of Merger Sub 2, a newly created Delaware limited liability company and direct wholly owned subsidiary of Legacy, and (ii) promptly following the First Merger, ONYX, as the surviving company of the First Merger, will merge with and into Merger Sub 2 (the “Second Merger”), whereupon the consummation of the Second Merger, Merger Sub 2 will be the surviving company and ONYX will cease to exist, and Merger Sub 2 will be a direct, wholly owned subsidiary of Legacy, and after closing such acquisition, Legacy will change its name to “PARTS iD, Inc.”

The proposed amendments to the Warrant Agreement (the “Warrant Amendments”) provide, among other things, that subject to the closing of the Business Combination (the “Closing”), at the effective time of the Business Combination under the Business Combination Agreement, each outstanding Public Warrant and 2,912,230 outstanding warrants, which were issued to Legacy’s sponsor, Legacy Acquisition Sponsor I, LLC (“Sponsor”), in the private placement that closed simultaneously with Legacy’s initial public offering and are beneficially owned by certain institutional investors of Sponsor, shall no longer be exercisable to purchase one-half share of Class A common stock, par value $0.0001 per share, of Legacy (the “Class A common stock”) for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Fund (as defined below), plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is at least equal to $60 million, $0.35 in cash and 0.065 of a share of Class A common stock of Legacy, (ii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $60 million, but at least equal to $44 million, $0.25 in cash and 0.075 of a share of Class A common stock of Legacy, or (iii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $44 million, $0.18 in cash and 0.082 of a share of Class A common stock of Legacy. Any private offering conducted by Legacy prior to the Closing must be approved by ONYX pursuant to Section 8.4 of the Business Combination Agreement. The Warrant Amendments require the approval of Registered Holders of at least 65% of the outstanding Public Warrants and are described in detail in the Consent Solicitation Statement.

Included in the Consent Solicitation Statement being delivered to Registered Holders of Legacy’s Public Warrants is the preliminary Information Statement on Schedule 14C filed with the U.S. Securities and Exchange Commission on October 5, 2020 (the “Stockholders Information Statement”). The Stockholders Information Statement (which may be amended or supplemented) (i) was prepared in connection with the approval of the Business Combination Agreement, the Business Combination and related matters by majority written consent of Legacy’s stockholders, (ii) contains important information relevant to your decision of whether to consent to the Warrant Amendments, and (iii) comprises part of this Consent Solicitation Statement.

The Board of Directors of Legacy has determined that the proposed Warrant Amendments are in the best interests of Legacy and its Registered Holders of Public Warrants, has unanimously approved the proposed Warrant Amendments and recommends that the Registered Holders of the Public Warrants consent to the proposed Warrant Amendments. Accordingly, the Board of Directors requests that you sign, date and return the consent included as Annex A to the Consent Solicitation Statement in the enclosed envelope by [•], 2020. Although the Public Warrants held by certain Registered Holders who already agreed to vote in favor of and consent to the Warrant Amendments under the Warrant Holder Support Agreements (as defined below) exceeds the requisite threshold required to approve the Warrant Amendments such that the Warrant Amendments are expected to be approved, if you submit a properly executed written consent, then your Public Warrants will be voted in favor of the proposed Warrant Amendments, so long as we receive your consent, no later than [•], 2020 and on or before the date on which written consents signed by a sufficient number of Registered Holders of Public Warrants are delivered to the Company, which we expect will be on or about [•], 2020. The date of this Consent Solicitation Statement is October [•], 2020, and it is being mailed on or about [•], 2020, to all Registered Holders of the Public Warrants as of the close of business on September 30, 2020.

By Order of the Board of Directors,
/s/ William C. Finn
Cincinnati, Ohio	William C. Finn
October [•], 2020	Chief Financial Officer and Secretary

LEGACY ACQUISITION CORP.
1308 Race Street, Suite 200
Cincinnati, Ohio 45202

CONSENT SOLICITATION STATEMENT
FOR THE WARRANT HOLDERS OF
LEGACY ACQUISITION CORP.

October [•], 2020

Legacy Acquisition Corp., a Delaware corporation (the “Company,” “Legacy,” “we,” “our” or “us”), is soliciting consents (the “Consent Solicitation”) from the Registered Holders (as defined below) of Legacy’s public warrants that were issued in connection with our initial public offering pursuant to a prospectus dated November 21, 2017, exercisable for shares of Legacy’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), at an exercise price of $5.75 per half share (the “Public Warrants”), to amend (the “Warrant Amendments”) the Warrant Agreement, dated as of November 16, 2017, between Legacy and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agreement”) that governs all of the Public Warrants and the warrants issued by us in a private placement (the “Private Placement Warrants,” and together with the Public Warrants, the “Warrants”) that occurred contemporaneously with our initial public offering. The Warrant Amendment in respect of the Public Warrants is referred to herein as the “Public Warrant Amendment” and the Warrant Amendment in respect of the Private Placement Warrants is referred to herein as the “Private Warrant Amendment.” The date of this Consent Solicitation Statement is October [•], 2020, and it is being mailed on or about [•], 2020, to all Registered Holders of the Public Warrants as of the close of business on September 30, 2020.

Legacy is party to that certain Business Combination Agreement, dated as of September 18, 2020 (the “Business Combination Agreement”), by and among Legacy, Excel Merger Sub I, Inc. (“Merger Sub”), Excel Merger Sub II, LLC (“Merger Sub 2”), Onyx Enterprises Int’l, Corp. (“ONYX”) and Shareholder Representative Services LLC, solely in its capacity as the stockholder representative (the “Stockholder Representative”), pursuant to which the parties have agreed to the terms and conditions of a business combination (the transactions contemplated by the Business Combination Agreement, the “Business Combination”).

As contemplated by the Business Combination Agreement, Legacy will acquire ONYX pursuant to a two-step merger, whereby (i) Merger Sub, a newly created Delaware Corporation and indirect wholly owned subsidiary of Legacy, will merge with and into ONYX (the “First Merger”), whereupon the consummation of the First Merger, Merger Sub will cease to exist, and ONYX will become a subsidiary of Merger Sub 2, a newly created Delaware limited liability company and direct wholly owned subsidiary of Legacy, and (ii) promptly following the First Merger, ONYX, as the surviving company of the First Merger, will merge with and into Merger Sub 2 (the “Second Merger”), whereupon the consummation of the Second Merger, Merger Sub 2 will be the surviving company and ONYX will cease to exist, and Merger Sub 2 will be a direct, wholly owned subsidiary of Legacy, and after closing such acquisition Legacy will change its name to “PARTS iD, Inc.”

If the Warrant Amendments are approved by the Registered Holders of at least 65% of the outstanding Public Warrants and the Business Combination is consummated, each outstanding Public Warrant and 2,912,230 Private Placement Warrants, which were issued to Legacy’s sponsor, Legacy Acquisition Sponsor I, LLC (“Sponsor”), and are beneficially owned by certain institutional investors of Sponsor, shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is at least equal to $60 million, $0.35 in cash and 0.065 of a share of Class A common stock of Legacy, (ii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $60 million, but at least equal to $44 million, $0.25 in cash and 0.075 of a share of Class A common stock of Legacy, or (iii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $44 million, $0.18 in cash and 0.082 of a share of Class A common stock of Legacy. Any private offering conducted by Legacy prior to the Closing must be approved by ONYX pursuant to Section 8.4 of the Business Combination Agreement.

Pursuant to the Sponsor Support Agreement, dated as of September 18, 2020, by and among Sponsor, Legacy and the Stockholder Representative (the “Sponsor Support Agreement”), Sponsor has agreed to forfeit 14,587,770 Private Placement Warrants held of record and beneficially by the Sponsor. Certain institutional investors of Sponsor, who are the beneficial owners of the remaining 2,912,230 Private Placement Warrants in the aggregate (which are held of record by the Sponsor), will receive the same consideration as the Public Warrants; provided, that if such beneficial owners cease to beneficially own any of such Private Placement Warrants and the Sponsor becomes the beneficial owner of such Private Placement Warrants, such Private Placement Warrants shall be forfeited.

Any shares of Legacy Class A common stock to be issued in exchange for the Warrants will not be registered with the U.S. Securities and Exchange Commission (the “SEC”). As described elsewhere in this Consent Solicitation Statement, the payment of cash and the issuance of shares of Legacy Class A common stock upon exchange of the Warrants pursuant to the Warrant Amendments is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 3(a)(9) thereof. Under current interpretations of the staff of the Division of Corporation Finance of the SEC, securities that are obtained in a Section 3(a)(9) exchange generally assume the same character (i.e., restricted or unrestricted) as the securities that have been surrendered. We are also relying on Section 18(b)(4)(E) of the Securities Act to exempt the shares of Legacy Class A common stock issued in exchange for the Warrants from the registration and qualification requirements of state securities laws. Any shares of Legacy Class A common stock that you receive pursuant to the Warrant Amendments in respect of your Public Warrants will be freely-tradable, except by persons who are considered to be our affiliates, as that term is defined in the Securities Act. Any shares of Legacy Class A common stock that institutional investors in our Sponsor may receive pursuant to the Warrant Amendments in respect of the Private Placement Warrants will be restricted.

A copy of the consent to be executed by the Registered Holders of the Public Warrants is annexed to this Consent Solicitation Statement as Annex A. The form of the Warrant Amendments to the Warrant Agreement is included as Exhibit A to this Consent Solicitation Statement.

In connection with the Warrant Amendments being sought, we entered into Warrant Holder Support Agreements attached hereto as Annexes B, C, D and E with certain Registered Holders of an aggregate of approximately 65.02% of the outstanding Public Warrants who agreed to vote in favor of and consent to the Warrant Amendments. Because the Public Warrants held by the Registered Holders who already agreed to consent to the Warrant Amendments exceeds the requisite threshold required to approve the Warrant Amendments, we expect the Warrant Amendments will be approved. In addition, in connection with the proposed Business Combination, Legacy filed a preliminary Information Statement on Schedule 14C with the SEC on October 5, 2020 (the “Stockholders Information Statement”), a copy of which is attached hereto as Annex F. The Stockholders Information Statement contains important information relevant to your decision of whether to consent to the Warrant Amendments, including: (i) information with respect to the terms and conditions of the Business Combination and related transactions; (ii) historical financial information with respect to Legacy and ONYX, together with the relevant Legacy and ONYX management’s discussion and analysis of financial condition and results of operations; (iii) pro forma financial information giving effect to the Business Combination; (iv) the description of ONYX’s business; and (v) related risk factors. The Stockholders Information Statement and the information contained therein all comprise part of this Consent Solicitation Statement.

The Stockholders Information Statement is a part of this Consent Solicitation Statement, and you are advised to read the Stockholders Information Statement, any amendments thereto and other relevant materials that we may file in connection with the Business Combination with the SEC, when available, as these materials contain or will contain important information about the Business Combination and the Warrant Amendments and comprise part of this Consent Solicitation Statement.

Our Board of Directors, by action taken on August 21, 2020 at a duly called meeting, approved the Warrant Amendments and has directed that such matters be submitted to our Registered Holders of Public Warrants for approval. Only Registered Holders of the Public Warrants of record as of the close of business on Wednesday, September 30, 2020 (the “Record Date”) will be entitled to submit a consent. As of the Record Date, there were 30,000,000 Public Warrants outstanding. Consents signed by the Registered Holders of at least 65% of the outstanding Public Warrants are required in order to approve the Warrant Amendments.

Unless you are a Registered Holder who signed a Warrant Holder Support Agreement, you may revoke your written consent at any time prior to the time that we have received a sufficient number of consents to approve the proposals set forth herein. A revocation may be in any written form validly signed and dated by you, as long as it clearly states that the consent previously given is no longer effective. The revocation should be sent to us at Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attn: Chief Executive Officer. As noted above, because the Public Warrants held by certain Registered Holders who already agreed to vote in favor of and consent to the Warrant Amendments under the Warrant Holder Support Agreements exceeds the requisite threshold required to approve the Warrant Amendments, we expect the Warrant Amendments will be approved.

We will pay the costs of soliciting these consents. In addition to soliciting consents by mail, our officers, directors and other regular employees, without additional compensation, may solicit consents personally, by facsimile, by e-mail or by other appropriate means. Morrow Sodali LLC (“Morrow”) will assist in the mailing of this Consent Solicitation Statement, the collection of written consents and the tabulation of votes, but will not solicit any Registered Holders of the Public Warrants (as permitted within the scope of transactions conducted under Section 3(a)(9) of the Securities Act). Banks, brokers, fiduciaries and other custodians and nominees who forward written consent soliciting materials to their principals will be reimbursed for their customary and reasonable out-of-pocket expenses.

Our executive offices are located at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202.

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FREQUENTLY USED TERMS

Unless otherwise stated in this Consent Solicitation Statement, references to:

•        “Advisory Council” are to members of the Legacy Team with a combination of expertise within the consumer and retail industry and executive leadership experience at the highest levels of Fortune 500 corporate organizations that (i) assisted Legacy in sourcing potential business combination targets, (ii) provided professional insights in assessing potential business combination targets and (iii) upon request, provided professional insights in the businesses that we looked to acquire. The members of our Advisory Council did not have any obligation to provide advice or services, perform board or committee functions, and were not subject to the fiduciary requirements to which members of the board of directors are subject;

•        “Business Combination” are to the transactions contemplated by the Business Combination Agreement pursuant to which Legacy will acquire ONYX pursuant to a two-step merger, whereby (i) Merger Sub, a newly created Delaware Corporation and indirect wholly owned subsidiary of Legacy, will merge with and into ONYX, whereupon the consummation of the First Merger, Merger Sub will cease to exist, and ONYX will become a subsidiary of Merger Sub 2, a newly created Delaware limited liability company and direct wholly owned subsidiary of Legacy, and (ii) promptly following the First Merger, ONYX, as the surviving company of the First Merger, will merge with and into Merger Sub 2, whereupon the consummation of the Second Merger, Merger Sub 2 will be the surviving company and ONYX will cease to exist, and Merger Sub 2 will be a direct, wholly owned subsidiary of Legacy, and after closing such acquisition Legacy will change its name to “PARTS iD, Inc.”

•        “Business Combination Agreement” are to the Business Combination Agreement, dated as of September 18, 2020, by and among Legacy, Merger Sub, Merger Sub 2, ONYX and the Stockholder Representative, as may be amended or restated from time to time;

•        “Charter” are to Legacy’s corrected amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on November 20, 2017, as amended by that amendment to the amended and restated certificate of incorporation of Legacy, dated October 22, 2019, as further amended by that second amendment to the amended and restated certificate of incorporation of Legacy, dated May 18, 2020 and as further amended by that third amendment to the amended and restated certificate of incorporation of Legacy, dated September 4, 2020;

•        “Closing” are to the closing of the Business Combination;

•        “Class A common stock” are to the Class A common stock, par value $0.0001 per share, of Legacy;

•        “Legacy,” “we,” “us,” “our” and the “Company” are to Legacy Acquisition Corp., a Delaware corporation;

•        “Legacy Team” are to a group of business professionals that collectively own a substantial majority of our Sponsor, including, but not limited to, certain members of our board, management team and Advisory Council;

•        “Private Placement Warrants” are to the warrants issued to Sponsor in a private placement that occurred simultaneously with the closing of our initial public offering;

•        “Private Warrant Amendment” are to the Warrant Amendment in respect of the Private Placement Warrants;

•        “Public Warrants” are to the redeemable warrants sold as part of the units in our initial public offering (whether they were purchased in the initial public offering or thereafter in the open market);

•        “Public Warrant Amendment” are to the Warrant Amendment in respect of the Public Warrants;

•        “Registered Holders” are to the record holders of the Public Warrants and the Private Placement Warrants on the record books of Continental Stock Transfer & Trust Company, the warrant agent, as applicable;

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•        “SEC” are to the U.S. Securities and Exchange Commission;

•        “Sponsor” are to Legacy Acquisition Sponsor I LLC, a Delaware limited liability company, an entity affiliated with members of our management team and other members of the Legacy Team;

•        “Stockholders Information Statement” are to the preliminary Information Statement filed on Schedule 14C with the SEC on October 5, 2020, a copy of which is attached hereto as Annex F ;

•        “Trust Fund” are to the proceeds from the initial public offering that were deposited and held in a segregated trust account for the benefit of Legacy and the holders of the Class A common stock included in the units issued in the initial public offering that is held and disbursed in accordance with the terms and conditions of the Investment Management Trust Agreement, effective as of November 16, 2017, as amended from time to time, by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee;

•        “U.S. GAAP” are to United States generally accepted accounting principles, consistently applied;

•        “Warrant Agreement” are to the Warrant Agreement, dated as of November 16, 2017, by and between Legacy and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent;

•        “Warrant Amendments” are to the amendments to the Warrant Agreement, which require the approval of Registered Holders of at least 65% of the outstanding Public Warrants, and provide, among other things, that each outstanding Public Warrant and 2,912,230 Private Placement Warrants, which were to Sponsor and are beneficially owned by certain institutional investors of Sponsor, shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is at least equal to $60 million, $0.35 in cash and 0.065 of a share of Class A common stock of Legacy, (ii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $60 million, but at least equal to $44 million, $0.25 in cash and 0.075 of a share of Class A common stock of Legacy, or (iii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $44 million, $0.18 in cash and 0.082 of a share of Class A common stock of Legacy;

•        “Warrant Holder Support Agreements” are to the Warrant Holder Support Agreements, dated as of September 18, 2020, with certain Registered Holders, whereby such Registered Holders agreed to vote in favor of and to consent to the Warrant Amendments; and

•        “Warrants” are to the Public Warrants and the Private Placement Warrants.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Consent Solicitation Statement contains forward-looking statements. These forward-looking statements relate to expectations for our future capital structure following the Warrant Amendments and the likelihood of approval of the Warrant Amendments. Specifically, forward-looking statements may include statements relating to other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this Consent Solicitation Statement and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements in deciding whether to consent to the Warrant Amendments set forth in this Consent Solicitation Statement. As a result of several known and unknown risks and uncertainties, the Business Combination may not be consummated and our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Factors that could cause actual results to differ include those listed below, as well as those described in this Consent Solicitation Statement under the section captioned “— Risk Factors” and those discussed in the attached Stockholders Information Statement attached hereto as Annex F:

•        assuming the Warrant Amendments are approved, each of the Public Warrants will convert into cash and shares of Class A common stock, and there can be no assurances that the aggregate value of such cash and the price at which you will be able to sell the shares of Class A common stock will be at or above the price paid for the Public Warrants;

•        there is no guarantee that the conversion of the Public Warrants and certain of the Private Placement Warrants into shares of Class A common stock will put the holder of such Public Warrants or Private Placement Warrants in a better future economic position as the market price of shares of Class A common stock will fluctuate;

•        resales of the additional shares of Class A common stock issued pursuant to the Warrant Amendment may adversely affect the price of the Class A common stock;

•        potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Business Combination;

•        uncertainties as to the timing of the Business Combination;

•        adverse effects on our stock price resulting from the announcement of the Business Combination or the failure of the proposed Business Combination to be completed;

•        competitive responses to the announcement of the Business Combination;

•        the risk of exceeding the expected costs of the Business Combination;

•        risks related to disruption of Onyx management’s attention from its ongoing business operations due to the Business Combination;

•        litigation relating to the Business Combination;

•        the inability to retain key personnel;

•        any changes in general economic and/or industry-specific conditions;

•        adverse changes in U.S. and non-U.S. governmental laws and regulations; and

•        the ability of our stockholders to realize the anticipated benefits of the Business Combination.

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Additional risks, uncertainties and other factors include those discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and subsequent Quarterly Reports on Form 10-Q. All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this Consent Solicitation Statement and attributable to us or any other person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Consent Solicitation Statement or, in the case of the risk factors contained in the Annual Report or any Quarterly Report, as of the date of such report. Except as required by applicable law or regulation, the Company assumes no obligation (and specifically disclaims any such obligation) to publicly update or revise any forward-looking statements contained in this Consent Solicitation Statement.

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SUMMARY TERM SHEET

This summary term sheet, together with the section entitled “Frequently Asked Questions” summarizes certain information contained in this Consent Solicitation Statement, but does not contain all of the information that may be important to you. You should read carefully this entire Consent Solicitation Statement, the attached annexes and exhibits, along with the Stockholders Information Statement, a copy of which is attached hereto as Annex F, and the annexes attached thereto, for a more complete understanding of the Warrant Amendments and the Business Combination.

•        Legacy is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

•        Following the Closing, we will change our legal name from Legacy Acquisition Corp. to PARTS iD, Inc. (or “PARTS iD”). Post-Closing references, to “we,” “us,” “our,” and the “Company,” as indicated or as the context otherwise indicates is appropriate, are references to Legacy as so renamed PARTS iD.

•        We issued 30,000,000 Public Warrants to purchase Class A common stock (as part of the units issued in our initial public offering), along with 17,500,000 Private Placement Warrants issued to our Sponsor in a private placement that closed concurrently with our initial public offering. Each Warrant entitles its holder to purchase one half of one share of Class A common stock at an exercise price of $5.75 per one half share ($11.50 per whole share).

•        Pursuant to the Sponsor Support Agreement, our Sponsor has agreed to forfeit 14,587,770 Private Placement Warrants held of record and beneficially owned by it. Certain institutional investors of Sponsor, who are the beneficial owners of the remaining 2,912,230 Private Placement Warrants in the aggregate (which are held of record by the Sponsor), will receive the same consideration as the Public Warrants; provided, that if such beneficial owners cease to beneficially own any of such Private Placement Warrants and the Sponsor becomes the beneficial owner of such Private Placement Warrants, such Private Placement Warrants shall be forfeited.

•        If the Warrant Amendments proposed herein are approved and the Business Combination is consummated, each outstanding Public Warrant and 2,912,230 Private Placement Warrants, which were issued to Sponsor and are beneficially owned by certain institutional investors of Sponsor, shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is at least equal to $60 million, $0.35 in cash and 0.065 of a share of Class A common stock of Legacy, (ii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $60 million, but at least equal to $44 million, $0.25 in cash and 0.075 of a share of Class A common stock of Legacy, or (iii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $44 million, $0.18 in cash and 0.082 of a share of Class A common stock of Legacy. Any private offering conducted by Legacy prior to the Closing must be approved by ONYX pursuant to Section 8.4 of the Business Combination Agreement.

•        The Warrant Amendments require the approval of Registered Holders of at least 65% of the outstanding Public Warrants and are described in detail in “The Warrant Amendments” in this Consent Solicitation Statement.

•        In connection with the Warrant Amendments being sought, Legacy entered into Warrant Holder Support Agreements with certain Registered Holders of approximately 65.02% of the outstanding Public Warrants who agreed to vote in favor of and consent to the Warrant Amendments and, therefore, Legacy expects the Warrant Amendments will be approved.

•        Any shares of Class A common stock issued in exchange for the Warrants pursuant to the Warrant Amendments will not be registered with the SEC, but will be issued pursuant to an exemption from

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the registration requirements of the Securities Act pursuant to Section 3(a)(9) thereof, and will have the same character (i.e., restricted or unrestricted) as the Warrants that have been surrendered. Any shares of Class A common stock that you receive pursuant to the Warrant Amendments in respect of your Public Warrants will be freely-tradable, except by persons who are considered to be our affiliates, as that term is defined in the Securities Act. Any shares of Class A common stock that institutional investors in our Sponsor may receive pursuant to the Warrant Amendments in respect of the Private Placement Warrants will be restricted.

•        In connection with the Business Combination, we may pursue a private offering. Although we may elect not to pursue a private offering and any related terms are subject to negotiation and change and the approval of ONYX, we expect that any potential private offering will be on customary terms.

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QUESTIONS AND ANSWERS ABOUT THE WARRANT AMENDMENTS

The following questions and answers are intended to respond to frequently asked questions concerning the Warrant Amendments. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read this entire Consent Solicitation Statement, as well as its exhibits and annexes.

Q:     Who is entitled to consent to the Warrant Amendments described in this Consent Solicitation Statement?

A:     All holders of record of our Public Warrants as of the close of business on Wednesday, September 30, 2020. As of the Record Date, there were 30,000,000 Public Warrants outstanding, along with 17,500,000 Private Placement Warrants issued to our Sponsor in a private placement that closed concurrently with our initial public offering. If your Public Warrants are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the Public Warrants held in “street name,” and these consent solicitation materials are being forwarded to you by your broker, bank or nominee who is considered the holder of record with respect to those Public Warrants. As the beneficial owner, you have the right to direct your broker, bank or nominee to consent or to withhold consent to the proposals set forth herein. Your broker, bank or nominee has enclosed an instruction card for you to use in directing the broker, bank or nominee regarding whether to consent or to withhold consent to the proposals set forth herein.

Q:     What is the recommendation of our board of directors as to the Warrant Amendments described in this Consent Solicitation Statement?

A:     Our board of directors recommends that Registered Holders of the Public Warrants CONSENT TO the Warrant Amendments set forth in this Consent Solicitation Statement.

Q:     What is the required vote to approve the Warrant Amendments?

A.     The Warrant Amendments require the approval of Registered Holders of at least 65% of the outstanding Public Warrants. In connection with the Warrant Amendments being sought, we entered into Warrant Holder Support Agreements with certain Registered Holders of approximately 65.02% of the outstanding Public Warrants who agreed to vote in favor of and consent to the Warrant Amendments. Because the Public Warrants held by the Registered Holders who already agreed to consent to the Warrant Amendments exceeds the requisite threshold required to approve the Warrant Amendments, we expect the Warrant Amendments will be approved.

Q:     What do I need to do now to register my consent?

A:     After carefully reading and considering the information contained in this Consent Solicitation Statement, you may consent to the Warrant Amendments set forth herein by signing and dating the enclosed written consent and returning it in the enclosed envelope as soon as possible.

Q:     What if I do not return the written consent?

A:     Because the Warrant Amendments require the written consents of the Registered Holders of at least 65% of the outstanding Public Warrants, your failure to respond will have the same effect as a withheld consent. However, because the Public Warrants held by certain Registered Holders who already agreed to vote in favor of and consent to the Warrant Amendments under the Warrant Holder Support Agreements exceeds the requisite threshold required to approve the Warrant Amendments, we expect the Warrant Amendments will be approved.

Q:     Can I vote against the Proposal?

A:     Yes, simply not delivering an executed written consent in favor of the Warrant Amendments will be considered a vote against the Warrant Amendments. However, because the Public Warrants held by certain Registered Holders who already agreed to vote in favor of and consent to the Warrant Amendments under the Warrant Holder Support Agreements exceed the requisite threshold required to approve the Warrant Amendments, we expect the Warrant Amendments will be approved.

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Q:     Can I revoke my consent after I have delivered it?

A:     Unless you are a Registered Holder who signed a Warrant Holder Support Agreement agreeing not to revoke your consent, you may revoke your written consent at any time prior to the time that we receive a sufficient number of written consents to approve the Warrant Amendments set forth herein. A revocation may be in any written form validly signed and dated by you, as long as it clearly states that the consent previously given is no longer effective. The revocation should be sent to us at Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attn: Chief Executive Officer.

Q:     By when must we receive a sufficient number of consents?

A:     We are requesting that you send us your written consent by [•], 2020. Our board of directors may extend the deadline to receive written consents in its sole discretion. Because the Public Warrants held by certain Registered Holders who already agreed to vote in favor of and consent to the Warrant Amendments under the Warrant Holder Support Agreements exceed the requisite threshold required to approve the Warrant Amendments, we expect the Warrant Amendments will be approved. Accordingly, we expect to receive a sufficient number of consents in advance of the deadline.

Q:     What is the reason for the Warrant Amendments?

A:     The Warrant Amendments are intended to reduce, or eliminate, the number of shares of Class A common stock potentially issuable upon the exercise of the Warrants, thus providing investors and potential investors with greater certainty as to the Company’s post-Closing capital structure. The 30,000,000 Public Warrants and 17,500,000 Private Placement Warrants are each currently exercisable to purchase one-half share of Class A common stock at an exercise price of $5.75 per Warrant, for an aggregate of 15,000,000 shares of Class A common stock and 8,750,000 shares of Class A common stock, respectively.

Pursuant to the Warrant Amendments, each outstanding Public Warrant and 2,912,230 Private Placement Warrants, which were issued to Sponsor and are beneficially owned by certain institutional investors of Sponsor, shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is at least equal to $60 million, $0.35 in cash and 0.065 of a share of Class A common stock of Legacy, (ii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $60 million, but at least equal to $44 million, $0.25 in cash and 0.075 of a share of Class A common stock of Legacy, or (iii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $44 million, $0.18 in cash and 0.082 of a share of Class A common stock of Legacy. Any private offering conducted by Legacy prior to the Closing must be approved by ONYX pursuant to Section 8.4 of the Business Combination Agreement.

Pursuant to the Sponsor Support Agreement, our Sponsor has agreed to forfeit 14,587,770 Private Placement Warrants held of record and beneficially owned by it. Certain institutional investors of Sponsor, who are the beneficial owners of the remaining 2,912,230 Private Placement Warrants in the aggregate (which are held of record by the Sponsor), will receive the same consideration as the Public Warrants; provided, that if such beneficial owners cease to beneficially own any of such Private Placement Warrants and the Sponsor becomes the beneficial owner of such Private Placement Warrants, such Private Placement Warrants shall be forfeited.

If, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is at least equal to $60 million, we would pay $10.5 million in cash and issue 1,950,000 shares of Class A common stock in exchange for cancelling the Public Warrants. If, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $60 million, but at least equal to $44 million, we would pay $7.5 million in cash and issue 2,250,000 shares of Class A common stock in exchange for cancelling the Public Warrants. If, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $44 million, we would pay $5.4 million in cash and issue 2,460,000 shares of Class A common stock in exchange for cancelling the Public Warrants.

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Additionally, assuming no Private Placement Warrants are forfeited to our Sponsor, the Registered Holders of 2,912,230 Private Placement Warrants, which were issued to Sponsor and are beneficially owned by certain institutional investors of our Sponsor, would be entitled to receive (i) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is at least equal to $60 million, we would pay approximately $1,019,281 in cash and issue approximately 189,295 shares of Class A common stock in exchange for cancelling such Private Warrants, (ii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $60 million, but at least equal to $44 million, we would pay approximately $728,058 in cash and issue approximately 218,417 shares of Class A common stock in exchange for cancelling such Private Warrants, or (iii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $44 million, we would pay approximately $524,201 in cash and issue approximately 238,803 shares of Class A common stock in exchange for cancelling such Private Warrants.

Q:     When will the Warrant Amendments take effect?

A:     The Warrant Amendments will take effect, subject to Closing, as soon as practicable after receiving the required consents from the requisite Registered Holders of the Public Warrants; however, cash and shares of Class A common stock will be paid and/or issued, as applicable, at or after the Closing.

If the Business Combination is not consummated, then the Warrant Amendments will not take effect and there will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless.

Q:     Will any shares of Class A common stock received pursuant to the Public Warrant Amendment or the Private Warrant Amendment be restricted securities?

A:     The payment of cash and, if applicable, the issuance of shares of Class A common stock upon exchange of the Warrants is exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(9) thereof. Under current interpretations of the staff of the Division of Corporation Finance of the SEC, securities that are obtained in a Section 3(a)(9) exchange generally assume the same character (i.e., restricted or unrestricted) as the securities that have been surrendered. We are also relying on Section 18(b)(4)(E) of the Securities Act to exempt the shares of Legacy Class A common stock issued in exchange for the Warrants from the registration and qualification requirements of state securities laws. Any shares of Class A common stock that you receive pursuant to the Warrant Amendments in respect of your Public Warrants will be freely-tradable, except by persons who are considered to be our affiliates, as that term is defined in the Securities Act. Any shares of Class A common stock that institutional investors in our Sponsor may receive pursuant to the Warrant Amendments in respect of the Private Placement Warrants will be restricted.

Q:     What are the U.S. federal income tax consequences of the Warrant Amendments for the Registered Holders of Public Warrants or Private Placement Warrants?

A:     For Registered Holders of Warrants who receive cash and shares of Class A common stock pursuant to the Warrant Amendments, we intend to treat such exchange as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the United States Internal Revenue Code of 1986, as amended (the “Code”). Assuming the exchange qualifies as a “recapitalization,” such Registered Holders would not be permitted to recognize any loss realized on the exchange and would be required to recognize gain (if any) on the exchange in an amount equal to the lesser of (i) the excess value of shares of Class A common stock and cash received over the Registered Holder’s adjusted tax basis in the Public Warrants or Private Placement Warrants exchanged, and (ii) the amount of cash received in the exchange.

There can be no assurance that the Internal Revenue Service (the “IRS”) or a court will agree with the tax consequences of the exchange described above and alternate characterizations are possible. We urge you to consult your tax advisors regarding the tax consequences of the Warrant Amendments.

Q:     Who will pay the costs of the Warrant Amendments?

A:     We will pay all of the costs of the Warrant Amendments, including distributing this Consent Solicitation Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of the Public Warrants.

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RISK FACTORS

You should carefully consider the risk factors described below, together with the other information contained in this Consent Solicitation Statement and the accompanying Stockholders Information Statement under the caption “Risk Factors,” in evaluating the Warrant Amendments and the Business Combination. This Consent Solicitation Statement also contains forward-looking statements that involve risks and uncertainties. The Business Combination may not be consummated and Legacy’s and ONYX’s actual results could differ materially from those anticipated in the forward looking statements contained in this Consent Solicitation Statement as a result of specific factors, including the risks described below. Additional risks that are as of yet unknown, or that are currently considered immaterial, could also materially adversely affect Legacy’s and ONYX’s financial condition, results of operations and prospects.

The Warrant Amendments, if approved, and the Business Combination, if consummated, will cause all of our outstanding Public Warrants to be converted into cash and shares of Class A common stock.

If we complete the Consent Solicitation and obtain the requisite approval of the Warrant Amendments by Registered Holders of the Public Warrants and the Business Combination is consummated, each of your Public Warrants shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share and shall instead be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is at least equal to $60 million, $0.35 in cash and 0.065 of a share of Class A common stock of Legacy, (ii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $60 million, but at least equal to $44 million, $0.25 in cash and 0.075 of a share of Class A common stock of Legacy, or (iii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $44 million, $0.18 in cash and 0.082 of a share of Class A common stock of Legacy. There can be no assurances that the aggregate value of the cash and the price at which you will be able to sell the shares of the Class A common stock you receive will be greater than the price you paid for your Warrants.

There is no guarantee that the conversion of the Public Warrants and certain of the Private Placement Warrants into shares of Class A common stock will put you in a better future economic position as the market price of shares of Class A common stock will fluctuate.

We can give no assurance as to the price at which a stockholder may be able to sell his, her or its shares of Class A common stock in the future following the Closing. The market price of shares of Class A common stock will fluctuate following issuance as of or following the Closing. There can be no assurances that you will be able to sell your shares of Class A common stock at or above the price you paid for your Warrants.

Resales of the additional shares of Class A common stock issued pursuant to the Warrant Amendments may adversely affect the price of the Class A common stock.

Shares of Class A common stock issued in respect of the Public Warrants will be freely tradable, unless held by our affiliates. In light of the current trading volume of Legacy’s Class A common stock, if the Registered Holders of the Public Warrants were to sell a significant portion of the shares of Class A common stock obtained from the Warrant Amendments, such sales could have a negative impact on the trading price of the shares of the Class A common stock.

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THE WARRANT AMENDMENTS

Before signing and dating the enclosed written consent attached hereto as Annex A and returning it in the enclosed envelope, you should read carefully this entire Consent Solicitation Statement, including the annexes (including the Stockholders Information Statement attached hereto as Annex F).

The Stockholders Information Statement contains important information relevant to your decision of whether to consent to the Warrant Amendments, including: (i) information with respect to the terms and conditions of the Business Combination and related transactions; (ii) historical financial information with respect to Legacy and ONYX together with the relevant Legacy and ONYX management’s discussion and analysis of financial condition and results of operations; (iii) pro forma financial information giving effect to the Business Combination; (iv) the description of ONYX; and (v) related risk factors. The Stockholders Information Statement and the information contained therein all comprise part of this Consent Solicitation Statement.

The Stockholders Information Statement is part of this Consent Solicitation Statement, and you are advised to read the Stockholders Information Statement, any amendments thereto and other relevant materials that we may file in connection with the Business Combination with the SEC, when available, as these materials contain or will contain important information about the Business Combination and the Warrant Amendments and comprise part of this Consent Solicitation Statement.

Parties to the Warrant Amendments

Legacy Acquisition Corp.

Legacy is a blank check company incorporated on March 15, 2016 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Legacy has not engaged in any operations nor generated any revenue to date. Based on its business activities, the Company is a “shell company” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), because it has no operations and nominal assets consisting almost entirely of cash.

Legacy’s securities are traded on the NYSE under the ticker symbols “LGC,” “LGC.U” and “LGC.WS.” Legacy’s units will automatically separate into the component securities upon Closing of the Business Combination and, as a result, will no longer trade as a separate security following Closing. We have agreed to cause our shares of Class A common stock and will apply to the NYSE to permit such shares to be listed and traded under the symbol “ID.” Pursuant to the proposed Warrant Amendments, at the Closing or as soon as practicable thereafter all outstanding Public Warrants and 2,912,230 Private Placement Warrants will be cancelled in exchange for cash and shares of Class A common stock.

The mailing address of Legacy’s principal executive office is 1308 Race Street, Suite 200, Cincinnati, Ohio 45202. Upon the Closing of the Business Combination, the mailing address of the Company’s principal executive offices are expected to be 1 Corporate Dr. Ste. C, Cranbury, New Jersey 08512.

Continental Stock Transfer & Trust Company as Warrant Agent for those Registered Holders of Legacy’s Public Warrants and Private Placement Warrants

Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent for those Registered Holders of the 30,000,000 outstanding Public Warrants, determined as of the close of business on Wednesday, September 30, 2020, as well as the Sponsor, which is the Registered Holder of all 17,500,000 outstanding Private Placement Warrants.

The Warrant Amendments Proposal

The proposed Warrant Amendments provide, among other things, that each outstanding Public Warrant and 2,912,230 Private Placement Warrants, which were issued to Sponsor and are beneficially owned by certain institutional investors of Sponsor, shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share and instead shall be converted solely into the right to receive (i) if, at the Closing, the

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aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is at least equal to $60 million, $0.35 in cash and 0.065 of a share of Class A common stock of Legacy, (ii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $60 million, but at least equal to $44 million, $0.25 in cash and 0.075 of a share of Class A common stock of Legacy, or (iii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $44 million, $0.18 in cash and 0.082 of a share of Class A common stock of Legacy. Any private offering conducted by Legacy prior to the Closing must be approved by ONYX pursuant to Section 8.4 of the Business Combination Agreement. The Warrant Amendments require the approval of Registered Holders of at least 65% of the outstanding Public Warrants.

If the Business Combination is not consummated by the Outside Extended Date (as defined in the Stockholders Information Statement), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares of Class A common stock included as part of the units sold in our initial public offering (the “Offering Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest (less up to $50,000 of interest to pay dissolution expenses (which interest shall be net of taxes payable and up to $750,000 released to us annually to fund working capital requirements)), divided by the number of then outstanding Offering Shares, which redemption will completely extinguish the rights as stockholders of holders of the Offering Shares (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors in accordance with applicable law, dissolve and liquidate, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete the Business Combination by the Outside Extended Date.

Business Combination and Related Transaction Agreements

Legacy is party to the Business Combination Agreement, by and among Legacy, Merger Sub, Merger Sub 2, ONYX and the Stockholder Representative.

Please refer to “Approval No. 1 — The Business Combination Approval — The Business Combination Approval” and “— Related Transaction Agreements” in the Stockholders Information Statement for a discussion of the terms of the Business Combination, the Business Combination Agreement and the related transaction agreements, including the Warrant Holder Support Agreements and the Sponsor Support Agreement.

Voting Power; Record Date

The Warrant Amendments require the approval by Registered Holders of at least 65% of the outstanding Public Warrants. Registered Holders of the Public Warrants as of the close of business on Wednesday, September 30, 2020, are entitled to consent to the Warrant Amendments pursuant to this Consent Solicitation. In connection with the Warrant Amendments being sought, Legacy has entered into Warrant Holder Support Agreements with certain Registered Holders of approximately 65.02% of the outstanding Public Warrants who agreed to vote in favor of and consent to the Warrant Amendments. Because the Public Warrants held by the Registered Holders who already agreed to consent to the Warrant Amendments exceeds the requisite threshold required to approve the Warrant Amendments, Legacy expects that the requisite approval of the Warrant Amendments will be obtained.

A copy of the consent to be executed by the Registered Holders of the Public Warrants is annexed to this Consent Solicitation Statement as Annex A. The form of the Warrant Amendments to the Warrant Agreement are included as Exhibit A to this Consent Solicitation Statement.

Reason for Approval of the Warrant Amendments

The Warrant Amendments are intended to eliminate the Warrants, thus providing investors and potential investors with greater certainty as to the Company’s post-Closing capital structure. The 30,000,000 Public Warrants and 17,500,000 Private Placement Warrants are each currently exercisable to purchase one-half share of Class A common stock at an exercise price of $5.75 per Warrant, for an aggregate of 15,000,000 shares of Class A common stock and 8,750,000 shares of Class A common stock, respectively.

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Effect of the Warrant Amendments

If the Warrant Amendments are approved by the Registered Holders of at least 65% of the outstanding Public Warrants, each outstanding Public Warrant and 2,912,230 Private Placement Warrants, which were issued to Sponsor and are beneficially owned by certain institutional investors of Sponsor, shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is at least equal to $60 million, $0.35 in cash and 0.065 of a share of Class A common stock of Legacy, (ii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $60 million, but at least equal to $44 million, $0.25 in cash and 0.075 of a share of Class A common stock of Legacy, or (iii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $44 million, $0.18 in cash and 0.082 of a share of Class A common stock of Legacy. Any private offering conducted by Legacy prior to the Closing must be approved by ONYX pursuant to Section 8.4 of the Business Combination Agreement.

Pursuant to the Sponsor Support Agreement, our Sponsor has agreed to forfeit 14,587,770 Private Placement Warrants held of record and beneficially owned by it. Certain institutional investors of Sponsor, who are the beneficial owners of the remaining 2,912,230 Private Placement Warrants in the aggregate (which are held of record by the Sponsor), will receive the same consideration as the Public Warrants; provided, that if such beneficial owners cease to beneficially own any of such Private Placement Warrants and the Sponsor becomes the beneficial owner of such Private Placement Warrants, such Private Placement Warrants shall be forfeited.

If, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is at least equal to $60 million, we would pay $10.5 million in cash and issue 1,950,000 shares of Class A common stock in exchange for cancelling the Public Warrants. If, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $60 million, but at least equal to $44 million, we would pay $7.5 million in cash and issue 2,250,000 shares of Class A common stock in exchange for cancelling the Public Warrants. If, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $44 million, we would pay $5.4 million in cash and issue 2,460,000 shares of Class A common stock in exchange for cancelling the Public Warrants.

Additionally, assuming no Private Placement Warrants are forfeited to our Sponsor, the Registered Holders of 2,912,230 Private Placement Warrants, which were issued to our Sponsor and are beneficially owned by certain institutional investors of our Sponsor, would be entitled to receive (i) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is at least equal to $60 million, we would pay approximately $1,019,281 in cash and issue approximately 189,295 shares of Class A common stock in exchange for cancelling such Private Warrants, (ii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $60 million, but at least equal to $44 million, we would pay approximately $728,058 in cash and issue approximately 218,417 shares of Class A common stock in exchange for cancelling such Private Warrants, or (iii) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to any private offering, is less than $44 million, we would pay approximately $524,201 in cash and issue approximately 238,803 shares of Class A common stock in exchange for cancelling such Private Warrants.

As described above, shares issued in exchange for the Warrants pursuant to the Warrant Amendments will not be registered with the SEC or any state securities regulators pursuant to applicable exemptions under Section 3(a)(9) of the Securities Act and Section 18(b)(4)E) of the Securities Act. Any shares of Class A common stock that you receive pursuant to the Warrant Amendments in respect of your Public Warrants will be freely-tradable, except by persons who are considered to be our affiliates, as that term is defined in the Securities Act. Any shares of Class A common stock that institutional investors in our Sponsor may receive pursuant to the Warrant Amendments in respect of the Private Placement Warrants will be restricted.

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Certain U.S. Federal Income Tax Consequences

The following discussion is a general summary of material U.S. federal income tax consequences to the Registered Holders that beneficially own and hold Warrants as capital assets, within the meaning of Section 1221 of the Code, laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address all of the tax consequences that may be relevant to a Registered Holder of Warrants based on his, her or its individual circumstances and does not address tax consequences applicable to Registered Holders that may be subject to special tax rules, such as: financial institutions; insurance companies; regulated investment companies; tax-exempt organizations; dealers or traders in securities or currencies; Registered Holders that actually or constructively own 5% or more of our shares of Class A common stock; Registered Holders that hold Warrants as part of a position in a straddle or a hedging, conversion or integrated transaction for U.S. federal income tax purposes; Registered Holders that have a functional currency other than the U.S. dollar; Registered Holders that received their Warrants as compensation for the performance of services; or Registered Holders that are not U.S. persons (as defined for U.S. federal income tax purposes). Moreover, this summary does not address any state, local or foreign tax consequences or any U.S. federal non-income tax consequences of the exchange of Warrants for cash and shares of Class A common stock pursuant to the Warrant Amendments or, except as discussed herein, any tax reporting obligations of a Registered Holder of Warrants. Registered Holders of Warrants should consult their tax advisors as to the specific tax consequences to them of the Warrant Amendments in light of their particular circumstances.

If an entity treated as a partnership for U.S. federal income tax purposes holds Warrants, the tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Registered Holders owning their Warrants through a partnership should consult their tax advisors regarding the U.S. federal income tax consequence of exchanging Warrants for cash and shares of Class A common stock pursuant to the Warrant Amendments.

This summary is based on the Code, applicable Treasury regulations, administrative pronouncements and judicial decisions, each as in effect on the date hereof. All of the foregoing are subject to change, possibly with retroactive effect, or differing interpretations by the IRS or a court, which could affect the tax consequences described herein.

For Registered Holders of Warrants who receive cash and shares of Class A common stock pursuant to the Warrant Amendments, we intend to treat an exchange of Warrants for shares of Class A common stock and cash as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code. Assuming the exchange qualifies as a “recapitalization,” such Registered Holders would not be permitted to recognize any loss realized on the exchange and would be required to recognize gain (if any) on the exchange in an amount equal to the lesser of (i) the excess value of shares of Class A common stock and cash received over the Registered Holder’s adjusted tax basis in the Warrants exchanged, and (ii) the amount of cash received in the exchange.

A Registered Holder’s adjusted tax basis in its Warrants generally will equal the Registered Holder’s acquisition cost, which in the case of a Registered Holder that acquired the Public Warrants in the initial public offering should equal such Registered Holder’s cost for the investment unit that is allocated to the Public Warrant component. Subject to the discussion below relating to possible dividend treatment, such gain would be treated as capital gain and would be long-term capital gain if the Registered Holder’s holding period for such Warrants exceeds one year. Long-term capital gains realized by a non-corporate Registered Holder are currently eligible to be taxed at reduced rates.

If an exchange is treated as a recapitalization and has the effect of the distribution of a dividend with respect to a Registered Holder, then any gain recognized by such Registered Holder will be treated as a dividend to the extent of such Registered Holder’s ratable share of our current or accumulated and undistributed earnings and profits, as determined under U.S. federal income tax principles, and any remaining gain will generally be treated first as a return of capital, and thereafter as capital gain. Dividends received by individual Registered Holders will generally be subject to a reduced maximum tax rate of 20% if such dividends are treated as “qualified dividend income” for U.S. federal income tax purposes. Dividends received by corporate Registered Holders may be eligible for a dividends received deduction equal to 50% of the amount of the distribution, subject to applicable limitations,

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including limitations related to “debt-financed portfolio stock” under Section 246A of the Code and to the holding period requirements of Section 246 of the Code. The dividend rules are complex, and each Registered Holder should consult its own tax advisor regarding the application of such rules.

If an exchange is treated as a recapitalization, whether such exchange has the effect of the distribution of a dividend with respect to a Registered Holder is determined (i) by reference to the rules under Section 302 of the Code and related Treasury regulations governing whether a redemption of stock is treated as a sale or exchange of such stock or as a distribution with respect to such stock, (ii) by deeming such Registered Holder to have received, in lieu of cash, an amount of shares of Class A common stock with a fair market value on the date of the exchange equal to the amount of cash received in the exchange and (iii) by deeming such stock to be immediately redeemed for such cash.

Under Section 302 of the Code, a deemed redemption of shares of Class A common stock deemed held by a Registered Holder will be treated as a “sale or exchange” of such stock for U.S. federal income tax purposes, rather than as a distribution with respect to such stock, if, in relevant part, (i) the redemption is “not essentially equivalent to a dividend” with respect to such Registered Holder or (ii) the distribution of cash to such Registered Holder is “substantially disproportionate” with respect to such Registered Holder. In determining whether either of the foregoing tests is satisfied, a Registered Holder takes into account not only our Class A common stock actually owned by the Registered Holder, but also our Class A common stock that is constructively owned by it. A Registered Holder may constructively own, in addition to Class A common stock owned directly, Class A common stock owned by certain related individuals and entities in which the Registered Holder has an interest or that have an interest in the Registered Holder, as well as any shares of Class A common stock the Registered Holder has a right to acquire by exercise of an option, which would generally include shares of Class A common stock that could be acquired if the Warrants held by such Registered Holder were exercised.

In general, a distribution to a Registered Holder in a deemed redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s Class A common stock that are owned by the Registered Holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company Class A common stock owned by such Registered Holder before the redemption. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the Registered Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority Registered Holder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and Registered Holders who do not qualify for “sale or exchange” treatment as “substantially disproportionate” should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations. A Registered Holder should consult its own tax advisor regarding the foregoing tests under Section 302 of the Code in light of such Registered Holder’s particular circumstances. If any of the foregoing Section 302 tests applied to a Registered Holder, the gain recognized to the Registered Holder on the exchange would generally be treated as capital gain and taxed as described above.

If the exchange is treated as a recapitalization, a Registered Holder’s tax basis in the shares of Class A common stock received generally would equal the Registered Holder’s tax basis in the Warrants exchanged, decreased by the amount of cash received and increased by any gain recognized on the exchange.

A 3.8% Medicare contribution tax will generally apply to all or some portion of the net investment income of a Registered Holder who is an individual, estate or trust with adjusted gross income that exceeds a threshold amount. For these purposes, dividends received with respect to Class A common stock, and gains or losses realized from the taxable disposition of Class A common stock, will generally be taken into account in computing a Registered Holder’s net investment income.

The holding period of the shares of Class A common stock received by a Registered Holder would include the holding period of such Registered Holder’s Warrants. Special tax basis and holding period rules apply to Registered Holders that own both Public Warrants and Private Placement Warrants or acquired different blocks of Warrants at different prices or at different times. There can be no assurance that the IRS or a court will agree with the tax consequences of the exchange described above and alternate characterizations are possible. You should consult your tax advisor as to the applicability of these rules to your particular circumstances.

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Although we believe the exchange of Warrants for shares of Class A common stock and cash pursuant to the Warrant Amendments is a value-for-value transaction, because of the uncertainty inherent in any valuation, there can be no assurance that the IRS or a court would agree. If the IRS or a court were to view such exchange as the issuance of shares of Class A common stock and cash to an exchanging Registered Holder having a value in excess of the Warrants surrendered by such Registered Holder, such excess value could be viewed as a fee received in consideration for consenting to the Warrant Amendments (which fee may be taxable to you) or a dividend (related to the cash portion of the consideration) or a constructive dividend under Section 305 of the Code (related to the Class A common stock portion of the consideration).

Registered Holders are urged to consult their personal tax advisors concerning the tax consequences of an exchange pursuant to the Warrant Amendments based on their particular circumstances. In addition, each Registered Holder should consult its own tax advisors regarding the tax consequences of owning and disposing of Class A common stock.

Information Reporting and Backup Withholding

Cash received at Closing may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments,” each Registered Holder must either (i) provide to the Company such Registered Holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such Registered Holder is awaiting a TIN) and certify that (A) such Registered Holder has not been notified by the IRS that such Registered Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such Registered Holder that such Registered Holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each Registered Holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering Registered Holder are not subject to backup withholding and reporting requirements but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, any “reportable payments” made to the relevant Registered Holder at Closing will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the Registered Holder’s U.S. federal income tax liability, provided that the Registered Holder timely furnishes the required information to the IRS.

Financial Information

Our audited balance sheets as of December 31, 2019 and 2018, the related statements of operations, changes in stockholders’ equity and cash flows, for the years ended December 31, 2019 and 2018 and the related notes, along with our audited balance sheets as of December 31, 2018 and 2017, the related statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2018 and 2017 and the related notes, which were filed on pages F-13–F-44 of the Stockholders Information Statement, attached hereto as Annex F, are part of this Consent Solicitation Statement.

Our unaudited balance sheets as of June 30, 2020 and 2019, the related statements of operations, changes in stockholders’ equity and cash flows, for the six months ended June 30, 2020 and 2019 and the related notes, which were filed on pages F-2–F-12 of the Stockholders Information Statement, attached hereto as Annex F, are part of this Consent Solicitation Statement.

Onyx’s audited balance sheets as of December 31, 2019 and 2018, the related statements of operations, changes in shareholders’ deficit and cash flows, for the years ended December 31, 2019, 2018 and 2017 and the related notes, which were filed on pages F-62–F-77 of the Stockholders Information Statement, attached hereto as Annex F, are part of this Consent Solicitation Statement.

Onyx’s unaudited balance sheets as of June 30, 2020 and 2019, the related statements of operations, changes in shareholders’ deficit and cash flows, for the six months ended June 30, 2020 and 2019 and the related notes, which were filed on pages F-46–F-60 of the Stockholders Information Statement, attached hereto as Annex F, are part of this Consent Solicitation Statement.

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The unaudited pro forma condensed combined balance sheet and statement of operations information giving effect to the Business Combination, attached hereto as part of Annex F, is part of this Consent Solicitation Statement.

Our supplementary financial information filed with our Stockholders Information Statement, attached hereto as Annex F, is part of this Consent Solicitation Statement.

Our “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which was included in the Stockholders Information Statement, attached hereto as Annex F, is part of this Consent Solicitation Statement.

Onyx’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which was included in the Stockholders Information Statement, attached hereto as Annex F, is part of this Consent Solicitation Statement.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

As of December 31, 2019, we did not have changes in, or disagreements with, our independent registered public accounting firm on our accounting and financial disclosure.

Quantitative and Qualitative Disclosures About Market Risk

The net proceeds of our initial public offering and the sale of the Private Placement Warrants held in the Trust Fund are invested in U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations. Due to the short-term nature of these investments, we believe there is no associated material exposure to interest rate risk.

Recommendation to Registered Holders of our Public Warrants

The board of directors of Legacy believes that the Warrant Amendments are in the best interests of Legacy and Registered Holders of the Public Warrants and recommends that its Registered Holders of Public Warrants “CONSENT TO” the Warrant Amendments.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” filed with our Stockholders Information Statement, attached hereto as Annex F, is part of this Consent Solicitation Statement.

APPRAISAL RIGHTS

Appraisal rights are not available to Registered Holders in connection with the Warrant Amendments.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Consent Solicitation Statement to any household at which two or more Registered Holders reside if we believe the Registered Holders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if Registered Holders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the Registered Holders should contact the Company or the broker orally or in writing at the telephone number or address, respectively, set forth under “Where You Can Find More Information” below, and we will promptly send such Registered Holders the requested disclosure documents. Similarly, if an address is shared with another Registered Holder and together both of the Registered Holders would like to receive only a single set of our disclosure documents, the Registered Holders should contact the Company or the broker who holds the Warrants directly.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

STOCKHOLDER PROPOSALS

Our stockholder proposal information filed with our Stockholders Information Statement, attached hereto as Annex F, is part of this Consent Solicitation Statement.

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WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Legacy’s SEC filings, including this Consent Solicitation Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Consent Solicitation Statement or if you have questions about the Warrant Amendments presented herein, you should contact Legacy at the following address and telephone number:

Legacy Acquisition Corp.
1308 Race Street, Suite 200
Cincinnati, Ohio 45202
(513) 618-7161
Attention: William C. Finn

You may also obtain these documents by requesting them in writing or by telephone from Legacy’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Individuals, call (800) 662-5200, or
Banks and brokers, call (203) 658-9400
Email: LGC.info@morrowsodali.com

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ William C. Finn
William C. Finn
Chief Financial Officer and Secretary

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EXHIBIT A

WARRANT AMENDMENTS

FORM OF AMENDMENT NO. 1 TO WARRANT AGREEMENT

THIS AMENDMENT TO THE WARRANT AGREEMENT (this “Amendment”) is made as of [    ], 2020, by and between Legacy Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Warrant Agreement (as defined below).

WHEREAS, on October 24, 2017, the Company entered into that certain Sponsor Warrants Purchase Agreement with Legacy Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor purchased an aggregate of 17,500,000 warrants, each entitling the holder to purchase one-half of one share of Class A common stock (as defined below) at an exercise price of $5.75 per half share (each, a “Private Placement Warrant,” and collectively, the “Private Placement Warrants”) in connection with, and simultaneously with the closing of, the Offering (as defined below);

WHEREAS, on November 21, 2017, the Company consummated an initial public offering (the “Offering”) of 30,000,000 units of the Company’s equity securities, each such unit comprised of one share of the Company’s Class A common Stock, par value $0.0001 per share (“Class A common stock”), and one public warrant to purchase one-half of one share of Class A common stock at an exercise price of $5.75 per half share (each a “Public Warrant” and, collectively, the “Public Warrants,” and together with the Private Placement Warrants, the “Warrants”);

WHEREAS, the Company and the Warrant Agent are parties to that certain Warrant Agreement, dated as of November 16, 2017 (the “Warrant Agreement”), which governs the Warrants;

WHEREAS, the Company is party to that certain Business Combination Agreement, dated as of September 18, 2020 (the “Business Combination Agreement”), by and among the Company, Excel Merger Sub I, Inc., Excel Merger Sub II, LLC, Onyx Enterprises Int’l, Corp. (“ONYX”) and Shareholder Representative Services LLC, solely in its capacity as the stockholder representative (the “Stockholder Representative”), pursuant to which the parties have agreed to the terms and conditions of a business combination (the transactions contemplated by the Business Combination Agreement, the “Business Combination”);

WHEREAS, consistent with the Company’s obligations under the Business Combination Agreement, the Company desires to, and the Warrant Agent has agreed to (subject to obtaining the Required Approval (as defined below)), amend the Warrant Agreement to provide that each outstanding Public Warrant shall no longer be exercisable to purchase one-half share of Class A common stock at an exercise price of $5.75 per half share and instead shall be converted solely into the right to receive the consideration described herein (the “Public Warrant Amendment”);

WHEREAS, pursuant to the Sponsor Support Agreement, dated as of September 18, 2020, by and among the Sponsor, the Company and the Stockholder Representative, the Sponsor has agreed to forfeit 14,587,770 Private Placement Warrants held of record and beneficially owned by the Sponsor (the “Forfeiture”);

WHEREAS, consistent with the Company’s obligations under the Business Combination Agreement, the Company desires to, and the Warrant Agent has agreed to (subject to obtaining the Required Approval), amend the Warrant Agreement to provide (i) for the Forfeiture and (ii) that 2,912,230 outstanding Private Placement Warrants, which were issued to the Sponsor and are beneficially owned by certain institutional investors of Sponsor, shall no longer be exercisable to purchase one-half share of Class A common stock at an exercise price of $5.75 per half share and instead shall be converted solely into the right to receive the consideration described herein; provided, that if such beneficial owners cease to beneficially own any of such Private Placement Warrants and the Sponsor becomes the beneficial owner of such Private Placement Warrants, such Private Placement Warrants shall be forfeited (the “Private Warrant Amendment” and together with the Public Warrant Amendment, the “Warrant Amendments”);

Exhibit A-1

WHEREAS, Section 9.8 of the Warrant Agreement provides that this Amendment and the Warrant Amendments contemplated hereby would require the vote or written consent of Registered Holders (as defined in the Warrant Agreement) of 65% of the then outstanding Public Warrants (the “Required Approval”);

WHEREAS, as of the date hereof, there are 30,000,000 Public Warrants and 17,500,000 Private Placement Warrants outstanding;

WHEREAS, the Company entered into warrant holder support agreements, effective as of September 18, 2020 (“Warrant Holder Support Agreements”), with the Registered Holders of approximately 19,506,000 Public Warrants (or at least 65% of the outstanding Public Warrants), pursuant to which such Registered Holders have agreed to vote in favor of (or consent in writing to) the Warrant Amendments; and

WHEREAS, in accordance with Section 9.8 of the Warrant Agreement, the Company has obtained the Required Approval for this Amendment and the Warrants Amendments contemplated hereby.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Warrant Amendments.    The Warrant Agreement is hereby amended to reflect that, notwithstanding any provisions in the Warrant Agreement (including Sections 3, 4, 5 and/or 6 thereof) to the contrary, upon or promptly following receipt of the Required Approval:

(a)     Public Warrant Amendment:    Subject to the closing of the Business Combination, at the First Effective Time (as defined in the Business Combination Agreement), each outstanding Public Warrant shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross Cash in the Trust Fund (after all redemptions of shares of Class A common stock in connection with the Business Combination but including any proceeds received by the Company from any private offering) is at least equal to $60 million, $0.35 in cash and 0.065 of a share of Class A common stock of the Company, (ii) if, at the Closing, the aggregate gross Cash in the Trust Fund (after all redemptions of shares of Class A common stock in connection with the Business Combination but including any proceeds received by the Company from any private offering) is less than $60 million, but at least equal to $44 million, $0.25 in cash and 0.075 of a share of Class A common stock of the Company, or (iii) if, at the Closing, the aggregate gross Cash in the Trust Fund (after all redemptions of shares of Class A common stock in connection with the Business Combination but including any proceeds received by the Company from any private offering) is less than $44 million, $0.18 in cash and 0.082 of a share of Class A common stock of the Company, and

(b)    Private Warrant Amendment:    Subject to the closing of the Business Combination, at the First Effective Time, 2,912,230 outstanding Private Placement Warrants (the “Exchangeable Warrants”) which are beneficially owned by certain institutional investors of Sponsor (the “Beneficial Owners”) as of the date hereof shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross Cash in the Trust Fund (after all redemptions of shares of Class A common stock in connection with the Business Combination but including any proceeds received by the Company from any private offering) is at least equal to $60 million, $0.35 in cash and 0.065 of a share of Class A common stock of the Company, (ii) if, at the Closing, the aggregate gross Cash in the Trust Fund (after all redemptions of shares of Class A common stock in connection with the Business Combination but including any proceeds received by the Company from any private offering) is less than $60 million, but at least equal to $44 million, $0.25 in cash and 0.075 of a share of Class A common stock of the Company, or (iii) if, at the Closing, the aggregate gross Cash in the Trust Fund (after all redemptions of shares of Class A common stock in connection with the Business Combination but including any proceeds received

Exhibit A-2

by the Company from any private offering) is less than $44 million, $0.18 in cash and 0.082 of a share of Class A common stock of the Company; provided, that if such Beneficial Owners cease to beneficially own any of such Exchangeable Warrants and the Sponsor becomes the beneficial owner of such Exchangeable Warrants, such Exchangeable Warrants shall be cancelled and no longer outstanding. Subject to the closing of the Business Combination, at the First Effective Time, 14,587,770 Private Placement Warrants held of record and beneficially owned solely by the Sponsor as of the date hereof shall be cancelled and no longer outstanding.

(c)     Definitions.    The following terms used in this Section 1 of this Amendment shall have the following meanings:

         “Cash” means, with respect to the Trust Fund, at any particular time, (i) the sum of the fair market value of all unrestricted cash, cash equivalents and marketable securities (including petty cash) in the Trust Fund, minus (ii) the aggregate amount of outstanding checks (to the extent an amount corresponding to each such check has been released from accounts payable) issued from the Trust Fund, and any overdraft and charges, if any, with respect thereto, in each case, as recorded in the books and records of the Trust Fund in accordance with U.S. GAAP. Cash includes checks, other wire transfers, deposits in transit and drafts deposited or available for deposit for the account of the Trust Fund (to the extent amount corresponding to each such item has been released from accounts receivable).

         “private offering” means a private placement, exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Rule 506(c) (or other available exemption), pursuant to which (a) new investors would purchase shares of Class A common stock or other securities of the Company and/or (b) current investors would purchase shares of Class A common stock or other securities of the Company. Any private offering conducted by Legacy prior to the Closing must be approved by ONYX pursuant to Section 8.4 of the Business Combination Agreement.

         “Trust Fund” means the proceeds from the Offering that were deposited and held in a segregated trust account for the benefit of the Company and the holders of the Class A common stock included in the Units issued in the Offering that is held and disbursed in accordance with the terms and conditions of the Investment Management Trust Agreement, effective as of November 16, 2017, by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee, as amended from time to time.

2.      Miscellaneous Provisions.

2.1.     Successors.    All the covenants and provisions of this Amendment by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.   Severability.    This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.   Applicable Law.    The validity, interpretation and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of law principles that would result in the application of the substantive laws of another jurisdiction.

2.4.   Counterparts.    This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Exhibit A-3

2.5.   Effect on Warrant Agreement.    Other than as specifically set forth herein, all other terms and provisions of the Warrant Agreement shall remain unaffected by the terms of this Amendment and shall continue in full force and effect in accordance with their respective terms. Each reference in the Warrant Agreement to “this Agreement” shall mean the Warrant Agreement as amended by this Amendment, and as hereinafter amended or restated.

2.6.   Effect of Headings.    The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.7. Entire Agreement.    The Warrant Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understanding, arrangements, promises and commitments are hereby cancelled and terminated.

[Signature page follows]

Exhibit A-4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LEGACY ACQUISITION CORP, INC.
By:
Name:
Title:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent
By:
Name:
Title:

[Signature Page to Amendment to the Warrant Agreement]

Exhibit A-5

ANNEX A

LEGACY ACQUISITION CORP.
Consent Solicitation for Warrantholders
This consent form must be received by [ ] [ ], 2020
This written consent is solicited by the Board of Directors

The board of directors of Legacy Acquisition Corp. (the “Company”) has determined that you will have up until [ ] [ ], 2020 to return your written consent. Any written consent not returned will have the same effect as a consent returned that elects to “WITHHOLD CONSENT” on the proposals. Any warrantholder that signs, dates and returns this consent but does not indicate whether such warrantholder consents, withholds consent or abstains from any particular proposal will be deemed to have elected to “CONSENT” to such proposal in accordance with the recommendation of the board of directors of the Company.

The undersigned, being a holder of record of public warrants issued by Legacy Acquisition Corp. (the “Company”) as of September 30, 2020 hereby acknowledges receipt of the Company’s Consent Solicitation Statement dated October [ ], 2020 and hereby approves the Warrant Amendments attached as Exhibit A to the Consent Solicitation Statement.

Please mark, sign, date and return this consent promptly, using the enclosed envelope.

(Continued and to be marked, dated and signed below)

Please mark vote as indicated in this example **X**

THE BOARD OF DIRECTORS RECOMMENDS WARRANTHOLDERS CONSENT TO THE FOLLOWING AMENDMENTS:

________________________________ ________________________________ Date:________________,2020
[print name of record warrant holder] [signature of record warrant holder]

________________________________ ________________________________ Date:________________,2020
[title or authority of authorized person, if applicable] [signature, if held jointly]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Annex A-1

Annex B

FORM OF WARRANT HOLDER SUPPORT AGREEMENT

This WARRANT HOLDER SUPPORT AGREEMENT (this “Agreement”), dated as of September 18, 2020, is made and entered into by and between [●], a [●] (together with its successors, the “Holder”), and Legacy Acquisition Corp., a Delaware corporation (“Legacy”). Holder and Legacy shall be referred to herein from time to time collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, Legacy, Onyx Enterprises Int’l Corp., a New Jersey corporation and an indirect wholly owned Subsidiary of Buyer and directly owned Subsidiary of Merger Sub 2 (“Merger Sub”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned Subsidiary of Buyer (“Merger Sub 2”), Onyx Enterprises Int’l, Corp., a New Jersey corporation (the “Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative, entered into that certain Business Combination Agreement, dated as of September 18, 2020 (the “Business Combination Agreement”) and any terms not defined herein shall have the meanings given to them in the Business Combination Agreement;

WHEREAS, as of the date hereof, the Holder is the record and beneficial owner (such record and beneficial ownership, to “Own”, “Ownership” of, be the “Owner” of or be “Owned” by) of [●] Warrants that were issued to investors in Buyer’s initial public offering (the “Buyer Public Warrants”);

WHEREAS, the Business Combination Agreement provides that Buyer will use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding Buyer Public Warrants (the “Approval”) to amend that certain Warrant Agreement between Buyer and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (as amended from time to time, the “Warrant Agreement”), to provide, among other things, that each outstanding Buyer Public Warrant and each of the 2,912,230 outstanding Buyer Private Placement Warrants not owned by the Buyer Sponsor shall no longer be exercisable to purchase one-half of a share of Buyer Common Stock for $5.75 per half-share (subject to adjustment as provided in the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Buyer Common Stock, (ii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Buyer Common Stock, or (iii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $44,000,000, $0.18 in cash and 0.082 of a share of Buyer Common Stock (the “Public Warrant Amendment” and, together with the Private Warrant Amendment as defined in the Business Combination Agreement, the “Warrant Amendments”); and

WHEREAS, the Business Combination Agreement contemplates that the Parties will enter into this Agreement concurrently with the entry into the Business Combination Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Representations and Warranties. The Holder represents and warrants to Buyer that the following statements are true and correct:

The Holder has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder. This Agreement has been duly and validly executed and delivered by the Holder and constitutes a valid, legal and binding agreement of the Holder, enforceable against the Holder in accordance with its terms.

Annex B-1

(a) The Holder is the Owner of [●] Public Warrants (the “Subject Warrants”) as of the date hereof, which constitutes all of the warrants in Buyer held by the Holder and its Affiliates as of the date hereof. The Holder has valid, good and marketable title to the Subject Warrants, free and clear of all Encumbrances (other than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under Applicable Law or under the certificate of incorporation or bylaws of Buyer). Except for this Agreement, the Holder is not party to any option, warrant, purchase right, or other contract or commitment that could require the Holder to sell, transfer, or otherwise dispose of the Subject Warrants. Except as set forth in this Agreement, the Holder is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Subject Warrants and the Holder has sole voting power and sole dispositive power with respect to all Subject Warrants, with no restrictions on the Holder’s rights of voting or disposition pertaining thereto and no Person other than the Holder has any right to direct or approve the voting or disposition of any of the Subject Warrants.

(b) The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby do not: (i) conflict with or result in any breach of any provision of the governing documents of the Holder, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Holder is a party or by which its properties or assets may be bound, (iii) violate any Order or Applicable Law of any Governmental Authority applicable to the Holder or its Subsidiaries, or any of their respective properties or assets (including the Subject Warrants), as applicable, or (iv) result in the creation of any Encumbrance (other than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under Applicable Law or under the certificate of incorporation or bylaws of Buyer) upon its assets (including the Subject Warrants), except in the case of clauses (ii), (iii) and (iv) above, for violations which would not reasonably be expected to materially impact, impair or delay or prevent the ability of the Holder to consummate the transactions contemplated by this Agreement or have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

2. Agreements of Holder.

(a) Voting. The Holder hereby irrevocably and unconditionally agrees that from the date hereof, unless and until this Agreement is terminated in accordance with its terms, the Holder shall affirmatively vote all Subject Warrants (or cause them to be voted) or, if applicable, execute written consents in respect thereof, (i) for the adoption of the Warrant Amendments, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that Holder knows would result in a breach of any representation, warranty, covenant, agreement or other obligation of Buyer set forth in the Business Combination Agreement, or of the Holder contained in this Agreement, and (iii) against any agreement (including, without limitation, any amendment of any agreement), amendment or other Buyer action that is intended or would reasonably be expected to prevent, impede, interfere with or delay obtaining the Approval, consummating the Warrant Amendments or any of the other transactions contemplated by the Business Combination Agreement. Any such vote shall be cast (or such written consent shall be given) by the Holder in accordance with such procedures relating thereto so as to ensure that such vote (or written consent) is duly counted, including for purposes of establishing and determining that a quorum is present and for purposes of duly recording the results of such vote (or written consent). The Holder shall retain at all times the right to vote all Subject Warrants in its sole discretion and without any other limitation on those matters other than those set forth in this Section 2(a) that are at any time, or from time to time, presented for consideration to and for a vote by the holders of Buyer Public Warrants generally.

(b) Exchange. Unless this Agreement shall have been terminated in accordance with its terms, the Holder shall (i) as promptly as legally permissible and in any event not later than the second (2nd) Business Day next following the effectiveness of the Warrant Amendments, validly exchange (or cause to be exchanged) all of the Subject Warrants in accordance with the terms of the Warrant Amendments, and (ii) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so exchanged[; provided, further, to the extent Buyer determines, in its sole discretion, that it is advisable to conduct a tender offer for the Buyer Public Warrants for the same consideration contemplated by the Warrant Amendments (the “Offer”) instead of obtaining the Approval, the Holder shall (x) as

Annex B-2

promptly as practicable and in any event not later than the second (2nd) Business Day following the commencement of such Offer, validly tender (or cause to be tendered) into the Offer all of the Subject Warrants, pursuant to and in accordance with the terms of the Offer, and (y) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so tendered pursuant to the Offer].1

(c) Publication. [To the extent such publication and disclosure is required,]2 The Holder hereby consents to Buyer publishing and disclosing in the Warrant Information Statement and related SEC documents the Holder’s identity and ownership of Subject Warrants and the nature of the Holder’s commitments, arrangements and understandings pursuant to this Agreement.

(d) [After Acquired Securities. Any and all Buyer Public Warrants and Buyer Private Placement Warrants as to which the Holder acquires Ownership after the date hereof and prior to termination of this Agreement shall constitute Subject Warrants, as applicable, for all purposes of this Agreement.]3

3. Covenants.

(a) Subject to the terms and conditions of this Agreement, the Holder hereby unconditionally and irrevocably agrees to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by Section 2 of this Agreement.

(b) From the date hereof until the earlier of the Closing and the termination of the Business Combination Agreement in accordance with its terms, the Holder hereby unconditionally and irrevocably agrees that it shall not, without the prior written consent of Buyer, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, with respect to any Subject Warrants Owned by it, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Warrants or any securities convertible into, or exercisable, or exchangeable for, Subject Warrants Owned by it, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, (iii) except as provided by this Agreement, deposit any Subject Warrants into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Subject Warrants, or (iv) publicly announce any intention to effect any transaction specified in clauses (i), (ii) or (iii).

(c) Until any termination of this Agreement in accordance with its terms, the Holder shall promptly notify Buyer of the number of Buyer Public Warrants and Buyer Private Placement Warrants, if any, as to which the Holder acquires Ownership after the date hereof.

4. Termination. This Agreement shall terminate, and have no further force and effect, if the Business Combination Agreement is terminated in accordance with its terms prior to the Closing.

5. Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

6. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Party hereto. Any attempted assignment of this Agreement not in accordance with the terms of this Section 6 shall be void.

____________

1       This language is omitted from the Longfellow Agreement and the Millais Agreement (each as defined in the Schedule of Omitted Documents).

2       This language is added to the Millais Agreement (as defined in the Schedule of Omitted Documents).

3       This provision is omitted from the Longfellow Agreement (as described in the Schedule of Omitted Documents).

Annex B-3

7. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, all of the Parties hereto.

8. Governing Law. This Agreement shall be governed by the internal law of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

9. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

10. Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery; (b) if by email, on the date that transmission is confirmed electronically, if by 4:00PM on a Business Day, addressee’s day and time, and otherwise on the first Business Day after the date of such confirmation; or (c) five (5) days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective Parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a Party shall specify to the others in accordance with these notice provisions:

If to Buyer:

Address: 1308 Race Street Suite 200 Cincinnati, Ohio 45202

Attention: Darryl McCall

Telephone: +1 (505) 820-0412

Email: darrylmccall@legacyacquisition.com

with a copy to:

DLA Piper LLP (US)

Address: 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309-3450

Attention: Gerry Williams

Telephone: 1 (404) 736-7891

Email: Gerry.Williams@us.dlapiper.com

If to the Holder:

Address: [●]

Attention: [●]

Telephone: [●]

Email: [●]

11. Entire Agreement. This Agreement, the Business Combination Agreement and any Ancillary Documents to which the Holder is subject or bound constitute the entire agreement among the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Annex B-4

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

LEGACY:
LEGACY ACQUISITION, CORP.
By:
Name:	Edwin J. Rigaud
Title:	Chairman and Chief Executive Officer

HOLDER:
[●]
By:
Name:
Title:

Annex B-5

Schedule of Omitted Documents

1.      Warrant Holder Support Agreement, dated as of September 18, 2020, by and between Kepos Alpha Master L.P. and Legacy Acquisition Corp., a Delaware corporation (the “Kepos Agreement”).

2.      Warrant Holder Support Agreement, dated as of September 18, 2020, by and between Longfellow Investment Management Co., LLC and Legacy Acquisition Corp., a Delaware corporation (the “Longfellow Agreement”).

3.      Warrant Holder Support Agreement, dated as of September 18, 2020, by and between Alyeska Master Fund, L.P. and Legacy Acquisition Corp., a Delaware corporation (the “Alyeska Agreement”).

4.      Warrant Holder Support Agreement, dated as of September 18, 2020, by and between Millais Limited and Legacy Acquisition Corp., a Delaware corporation (the “Millais Agreement”).

5.      Warrant Holder Support Agreement, dated as of September 18, 2020, by and between Linden Advisors LP and Legacy Acquisition Corp., a Delaware corporation (the “Linden Agreement”).

6.      Warrant Holder Support Agreement, dated as of September 18, 2020, by and between Magnetar Structured Credit Fund, LP and Legacy Acquisition Corp., a Delaware corporation (the “Magnetar Structured Agreement”).

7.      Warrant Holder Support Agreement, dated as of September 18, 2020, by and between Magnetar Constellation Master Fund, Ltd and Legacy Acquisition Corp., a Delaware corporation (the “Magnetar Constellation Agreement”).

Annex B-6

Annex C

WARRANT HOLDER SUPPORT AGREEMENT

This WARRANT HOLDER SUPPORT AGREEMENT (this “Agreement”), dated as of September 18, 2020, is made and entered into by and between Lawrence Financial LLC (together with his successors, the “Holder”), and Legacy Acquisition Corp., a Delaware corporation (“Legacy”). Holder and Legacy shall be referred to herein from time to time collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, Legacy, Onyx Enterprises Int’l Corp., a New Jersey corporation and an indirect wholly owned Subsidiary of Buyer and directly owned Subsidiary of Merger Sub 2 (“Merger Sub”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned Subsidiary of Buyer (“Merger Sub 2”), Onyx Enterprises Int’l, Corp., a New Jersey corporation (the “Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative, entered into that certain Business Combination Agreement, dated as of September 18, 2020 (the “Business Combination Agreement”) and any terms not defined herein shall have the meanings given to them in the Business Combination Agreement;

WHEREAS, as of the date hereof, the Holder is the record and beneficial owner (such record and beneficial ownership, to “Own”, “Ownership” of, be the “Owner” of or be “Owned” by) of 486,001 Warrants that were issued to investors in Buyer’s initial public offering (the “Buyer Public Warrants”);

WHEREAS, the Business Combination Agreement provides that Buyer will use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding Buyer Public Warrants (the “Approval”) to amend that certain Warrant Agreement between Buyer and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (as amended from time to time, the “Warrant Agreement”), to provide, among other things, that each outstanding Buyer Public Warrant and each of the 2,912,230 outstanding Buyer Private Placement Warrants not owned by the Buyer Sponsor shall no longer be exercisable to purchase one-half of a share of Buyer Common Stock for $5.75 per half-share (subject to adjustment as provided in the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Buyer Common Stock, (ii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Buyer Common Stock, or (iii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $44,000,000, $0.18 in cash and 0.082 of a share of Buyer Common Stock (the “Public Warrant Amendment” and, together with the Private Warrant Amendment as defined in the Business Combination Agreement, the “Warrant Amendments”); and

WHEREAS, the Business Combination Agreement contemplates that the Parties will enter into this Agreement concurrently with the entry into the Business Combination Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Representations and Warranties. The Holder represents and warrants to Buyer that the following statements are true and correct:

(a) The Holder has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder. This Agreement has been duly and validly executed and delivered by the Holder and constitutes a valid, legal and binding agreement of the Holder, enforceable against the Holder in accordance with its terms.

Annex C-1

(b) The Holder is the Owner of 486,001 Public Warrants (the “Subject Warrants”) as of the date hereof, which constitutes all of the warrants in Buyer held by the Holder and its Affiliates as of the date hereof. The Holder has valid, good and marketable title to the Subject Warrants, free and clear of all Encumbrances (other than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under Applicable Law or under the certificate of incorporation or bylaws of Buyer). Except for this Agreement, the Holder is not party to any option, warrant, purchase right, or other contract or commitment that could require the Holder to sell, transfer, or otherwise dispose of the Subject Warrants. Except as set forth in this Agreement, the Holder is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Subject Warrants and the Holder has sole voting power and sole dispositive power with respect to all Subject Warrants, with no restrictions on the Holder’s rights of voting or disposition pertaining thereto and no Person other than the Holder has any right to direct or approve the voting or disposition of any of the Subject Warrants.

(c) The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby do not: (i) conflict with or result in any breach of any provision of the governing documents of the Holder, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Holder is a party or by which its properties or assets may be bound, (iii) violate any Order or Applicable Law of any Governmental Authority applicable to the Holder or its Subsidiaries, or any of their respective properties or assets (including the Subject Warrants), as applicable, or (iv) result in the creation of any Encumbrance (other than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under Applicable Law or under the certificate of incorporation or bylaws of Buyer) upon its assets (including the Subject Warrants), except in the case of clauses (ii), (iii) and (iv) above, for violations which would not reasonably be expected to materially impact, impair or delay or prevent the ability of the Holder to consummate the transactions contemplated by this Agreement or have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

2. Agreements of Holder.

(a) Voting. The Holder hereby irrevocably and unconditionally agrees that from the date hereof, unless and until this Agreement is terminated in accordance with its terms, the Holder shall affirmatively vote all Subject Warrants (or cause them to be voted) or, if applicable, execute written consents in respect thereof, (i) for the adoption of the Warrant Amendments, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that Holder knows would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Holder contained in this Agreement, and (iii) against any agreement (including, without limitation, any amendment of any agreement), amendment or other Buyer action that is intended or would reasonably be expected to prevent, impede, interfere with or delay obtaining the Approval or consummating the Warrant Amendments. Any such vote shall be cast (or such written consent shall be given) by the Holder in accordance with such procedures relating thereto so as to ensure that such vote (or written consent) is duly counted, including for purposes of establishing and determining that a quorum is present and for purposes of duly recording the results of such vote (or written consent). The Holder shall retain at all times the right to vote all Subject Warrants in its sole discretion and without any other limitation on those matters other than those set forth in this Section 2(a) that are at any time, or from time to time, presented for consideration to and for a vote by the holders of Buyer Public Warrants generally.

(b) Exchange. Unless this Agreement shall have been terminated in accordance with its terms, the Holder shall (i) as promptly as legally permissible and in any event not later than the second (2nd) Business Day next following the effectiveness of the Warrant Amendments, validly exchange (or cause to be exchanged) all of the Subject Warrants in accordance with the terms of the Warrant Amendments, and (ii) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so exchanged; provided, further, to the extent Buyer determines, in its sole discretion, that it is advisable to conduct a tender offer for the Buyer Public Warrants for the same consideration contemplated by the Warrant Amendments (the “Offer”) instead of obtaining the Approval, the Holder shall (x) as promptly as practicable and in any event not later than the second (2nd) Business Day following the commencement of such Offer, validly tender (or cause to be tendered) into the Offer all of the Subject Warrants, pursuant to and in accordance with the terms of the Offer, and (y) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so tendered pursuant to the Offer.

Annex C-2

(c) Publication. The Holder hereby consents to Buyer publishing and disclosing in the Warrant Information Statement and related SEC documents the Holder’s identity and ownership of Subject Warrants and the nature of the Holder’s commitments, arrangements and understandings pursuant to this Agreement.

(d) After Acquired Securities. Any and all Buyer Public Warrants and Buyer Private Placement Warrants as to which the Holder acquires Ownership after the date hereof and prior to termination of this Agreement shall constitute Subject Warrants, as applicable, for all purposes of this Agreement.

3. Covenants.

(a) Subject to the terms and conditions of this Agreement, the Holder hereby unconditionally and irrevocably agrees to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by Section 2 of this Agreement.

(b) From the date hereof until the earlier of the Closing and the termination of the Business Combination Agreement in accordance with its terms, the Holder hereby unconditionally and irrevocably agrees that it shall not, without the prior written consent of Buyer, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, with respect to any Subject Warrants Owned by it, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Warrants or any securities convertible into, or exercisable, or exchangeable for, Subject Warrants Owned by it, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, (iii) except as provided by this Agreement, deposit any Subject Warrants into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Subject Warrants, or (iv) publicly announce any intention to effect any transaction specified in clauses (i), (ii) or (iii).

(c) Until any termination of this Agreement in accordance with its terms, the Holder shall promptly notify Buyer of the number of Buyer Public Warrants and Buyer Private Placement Warrants, if any, as to which the Holder acquires Ownership after the date hereof.

4. Termination. This Agreement shall terminate, and have no further force and effect, if the Business Combination Agreement is terminated in accordance with its terms prior to the Closing.

5. Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

6. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Party hereto. Any attempted assignment of this Agreement not in accordance with the terms of this Section 6 shall be void.

7. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, all of the Parties hereto.

8. Governing Law. This Agreement shall be governed by the internal law of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

9. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

Annex C-3

10. Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery; (b) if by email, on the date that transmission is confirmed electronically, if by 4:00PM on a Business Day, addressee’s day and time, and otherwise on the first Business Day after the date of such confirmation; or (c) five (5) days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective Parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a Party shall specify to the others in accordance with these notice provisions:

If to Buyer:

Address: 1308 Race Street Suite 200 Cincinnati, Ohio 45202

Attention: Darryl McCall

Telephone: +1 (505) 820-0412

Email: darrylmccall@legacyacquisition.com

with a copy to:

DLA Piper LLP (US)

Address: 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309-3450

Attention: Gerry Williams

Telephone: 1 (404) 736-7891

Email: Gerry.Williams@us.dlapiper.com

If to the Holder:

c/o Martin Oliner

Address: 105 Central Avenue

Lawrence, New York 11559

Telephone: 1 (516) 984-5888

Email: martinoliner@gmail.com

11. Representations and Warranties of Legacy. The execution and delivery of this Agreement and the consummation of all transactions contemplated hereby have been duly authorized by all necessary action on the part of Legacy. This Agreement has been duly and validly executed and delivered by Legacy and constitutes a valid, legal and binding agreement of Legacy, enforceable against Legacy in accordance with its terms.

12. Recitals. The Recitals to this Agreement are incorporated herein by reference and made part of this Agreement. For the avoidance of doubt, each Subject Warrant shall be entitled to be converted into the right to receive the same amount of cash and a portion of a share of Class A Common Stock (or, if applicable, the same right of election) as each Public Warrant held by any other holder that is party to a warrant holder support agreement.

13. Entire Agreement. This Agreement and the Business Combination Agreement constitute the entire agreement among the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Annex C-4

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

BUYER:
LEGACY ACQUISITION, CORP.
By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Title:	Chairman and Chief Executive Officer

HOLDER:
LAWRENCE FINANCIAL LLC
By:	/s/ Martin Oliner
Name:	Martin Oliner
Title:	President

Annex C-5

ANNEX D

WARRANT HOLDER SUPPORT AGREEMENT

This WARRANT HOLDER SUPPORT AGREEMENT (this “Agreement”), dated as of September 18, 2020, is made and entered into by and between Cedarwood LLC (together with his successors, the “Holder”), and Legacy Acquisition Corp., a Delaware corporation (“Legacy”). Holder and Legacy shall be referred to herein from time to time collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, Legacy, Onyx Enterprises Int’l Corp., a New Jersey corporation and an indirect wholly owned Subsidiary of Buyer and directly owned Subsidiary of Merger Sub 2 (“Merger Sub”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned Subsidiary of Buyer (“Merger Sub 2”), Onyx Enterprises Int’l, Corp., a New Jersey corporation (the “Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative, entered into that certain Business Combination Agreement, dated as of September 18, 2020 (the “Business Combination Agreement”) and any terms not defined herein shall have the meanings given to them in the Business Combination Agreement;

WHEREAS, as of the date hereof, the Holder is the record and beneficial owner (such record and beneficial ownership, to “Own”, “Ownership” of, be the “Owner” of or be “Owned” by) of 85,000 Warrants that were issued to investors in Buyer’s initial public offering (the “Buyer Public Warrants”);

WHEREAS, the Business Combination Agreement provides that Buyer will use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding Buyer Public Warrants (the “Approval”) to amend that certain Warrant Agreement between Buyer and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (as amended from time to time, the “Warrant Agreement”), to provide, among other things, that each outstanding Buyer Public Warrant and each of the 2,912,230 outstanding Buyer Private Placement Warrants not owned by the Buyer Sponsor shall no longer be exercisable to purchase one-half of a share of Buyer Common Stock for $5.75 per half-share (subject to adjustment as provided in the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Buyer Common Stock, (ii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Buyer Common Stock, or (iii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $44,000,000, $0.18 in cash and 0.082 of a share of Buyer Common Stock (the “Public Warrant Amendment” and, together with the Private Warrant Amendment as defined in the Business Combination Agreement, the “Warrant Amendments”); and

WHEREAS, the Business Combination Agreement contemplates that the Parties will enter into this Agreement concurrently with the entry into the Business Combination Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Representations and Warranties. The Holder represents and warrants to Buyer that the following statements are true and correct:

(a) The Holder has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder. This Agreement has been duly and validly executed and delivered by the Holder and constitutes a valid, legal and binding agreement of the Holder, enforceable against the Holder in accordance with its terms.

Annex D-1

(b) The Holder is the Owner of 85,000 Public Warrants (the “Subject Warrants”) as of the date hereof, which constitutes all of the warrants in Buyer held by the Holder and its Affiliates as of the date hereof. The Holder has valid, good and marketable title to the Subject Warrants, free and clear of all Encumbrances (other than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under Applicable Law or under the certificate of incorporation or bylaws of Buyer). Except for this Agreement, the Holder is not party to any option, warrant, purchase right, or other contract or commitment that could require the Holder to sell, transfer, or otherwise dispose of the Subject Warrants. Except as set forth in this Agreement, the Holder is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Subject Warrants and the Holder has sole voting power and sole dispositive power with respect to all Subject Warrants, with no restrictions on the Holder’s rights of voting or disposition pertaining thereto and no Person other than the Holder has any right to direct or approve the voting or disposition of any of the Subject Warrants.

(c) The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby do not: (i) conflict with or result in any breach of any provision of the governing documents of the Holder, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Holder is a party or by which its properties or assets may be bound, (iii) violate any Order or Applicable Law of any Governmental Authority applicable to the Holder or its Subsidiaries, or any of their respective properties or assets (including the Subject Warrants), as applicable, or (iv) result in the creation of any Encumbrance (other than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under Applicable Law or under the certificate of incorporation or bylaws of Buyer) upon its assets (including the Subject Warrants), except in the case of clauses (ii), (iii) and (iv) above, for violations which would not reasonably be expected to materially impact, impair or delay or prevent the ability of the Holder to consummate the transactions contemplated by this Agreement or have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

2. Agreements of Holder.

(a) Voting. The Holder hereby irrevocably and unconditionally agrees that from the date hereof, unless and until this Agreement is terminated in accordance with its terms, the Holder shall affirmatively vote all Subject Warrants (or cause them to be voted) or, if applicable, execute written consents in respect thereof, (i) for the adoption of the Warrant Amendments, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that Holder knows would result in a breach of any representation, warranty, covenant, agreement or other obligation of Holder contained in this Agreement, and (iii) against any agreement (including, without limitation, any amendment of any agreement), amendment or other Buyer action that is intended or would reasonably be expected to prevent, impede, interfere with or delay obtaining the Approval, or consummating the Warrant Amendments. Any such vote shall be cast (or such written consent shall be given) by the Holder in accordance with such procedures relating thereto so as to ensure that such vote (or written consent) is duly counted, including for purposes of establishing and determining that a quorum is present and for purposes of duly recording the results of such vote (or written consent). The Holder shall retain at all times the right to vote all Subject Warrants in its sole discretion and without any other limitation on those matters other than those set forth in this Section 2(a) that are at any time, or from time to time, presented for consideration to and for a vote by the holders of Buyer Public Warrants generally.

(b) Exchange. Unless this Agreement shall have been terminated in accordance with its terms, the Holder shall (i) as promptly as legally permissible and in any event not later than the second (2nd) Business Day next following the effectiveness of the Warrant Amendments, validly exchange (or cause to be exchanged) all of the Subject Warrants in accordance with the terms of the Warrant Amendments, and (ii) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so exchanged; provided, further, to the extent Buyer determines, in its sole discretion, that it is advisable to conduct a tender offer for the Buyer Public Warrants for the same consideration contemplated by the Warrant Amendments (the “Offer”) instead of obtaining the Approval, the Holder shall (x) as promptly as practicable and in any event not later than the second (2nd) Business Day following the commencement of such Offer, validly tender (or cause to be tendered) into the Offer all of the Subject Warrants, pursuant to and in accordance with the terms of the Offer, and (y) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so tendered pursuant to the Offer.

Annex D-2

(c) Publication. The Holder hereby consents to Buyer publishing and disclosing in the Warrant Information Statement and related SEC documents the Holder’s identity and ownership of Subject Warrants and the nature of the Holder’s commitments, arrangements and understandings pursuant to this Agreement.

(d) After Acquired Securities. Any and all Buyer Public Warrants and Buyer Private Placement Warrants as to which the Holder acquires Ownership after the date hereof and prior to termination of this Agreement shall constitute Subject Warrants, as applicable, for all purposes of this Agreement.

3. Covenants.

(a) Subject to the terms and conditions of this Agreement, the Holder hereby unconditionally and irrevocably agrees to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by Section 2 of this Agreement.

(b) From the date hereof until the earlier of the Closing and the termination of the Business Combination Agreement in accordance with its terms, the Holder hereby unconditionally and irrevocably agrees that it shall not, without the prior written consent of Buyer, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, with respect to any Subject Warrants Owned by it, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Warrants or any securities convertible into, or exercisable, or exchangeable for, Subject Warrants Owned by it, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, (iii) except as provided by this Agreement, deposit any Subject Warrants into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Subject Warrants, or (iv) publicly announce any intention to effect any transaction specified in clauses (i), (ii) or (iii).

(c) Until any termination of this Agreement in accordance with its terms, the Holder shall promptly notify Buyer of the number of Buyer Public Warrants and Buyer Private Placement Warrants, if any, as to which the Holder acquires Ownership after the date hereof.

4. Termination. This Agreement shall terminate, and have no further force and effect, if the Business Combination Agreement is terminated in accordance with its terms prior to the Closing.

5. Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

6. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Party hereto. Any attempted assignment of this Agreement not in accordance with the terms of this Section 6 shall be void.

7. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, all of the Parties hereto.

8. Governing Law. This Agreement shall be governed by the internal law of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

9. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

Annex D-3

10. Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery; (b) if by email, on the date that transmission is confirmed electronically, if by 4:00PM on a Business Day, addressee’s day and time, and otherwise on the first Business Day after the date of such confirmation; or (c) five (5) days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective Parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a Party shall specify to the others in accordance with these notice provisions:

If to Buyer:

Address: 1308 Race Street Suite 200 Cincinnati, Ohio 45202

Attention: Darryl McCall

Telephone: +1 (505) 820-0412

Email: darrylmccall@legacyacquisition.com

with a copy to:

DLA Piper LLP (US)

Address: 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309-3450

Attention: Gerry Williams

Telephone: 1 (404) 736-7891

Email: Gerry.Williams@us.dlapiper.com

If to the Holder:

c/o Martin Oliner

Address: 105 Central Avenue

Lawrence, New York 11559

Telephone: 1 (516) 948-5888

Email: martinoliner@gmail.com

11. Representations and Warranties of Legacy. The execution and delivery of this Agreement and the consummation of all transactions contemplated hereby have been duly authorized by all necessary action on the part of Legacy. This Agreement has been duly and validly executed and delivered by Legacy and constitutes a valid, legal and binding agreement of Legacy, enforceable against Legacy in accordance with its terms.

12. Recitals. The Recitals to this Agreement are incorporated herein by reference and made part of this Agreement. For the avoidance of doubt, each Subject Warrant shall be entitled to be converted into the right to receive the same amount of cash and a portion of a share of Class A Common Stock (or, if applicable, the same right of election) as each Public Warrant held by any other holder that is party to a warrant holder support agreement.

13. Entire Agreement. This Agreement and the Business Combination Agreement constitute the entire agreement among the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Annex D-4

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

LEGACY:
LEGACY ACQUISITION, CORP.
By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Title:	Chairman and Chief Executive Officer

HOLDER:
CEDARWOOD LLC
By:	/s/ Martin Oliner
Name:	Martin Oliner
Title:	President

Annex D-5

ANNEX E

WARRANT HOLDER SUPPORT AGREEMENT

This WARRANT HOLDER SUPPORT AGREEMENT (this “Agreement”), dated as of September 18, 2020, is made and entered into by and between Periscope Capital, Inc., as investment manager authorized to act on behalf of the beneficial Owners of the Subject Warrants (as each such term is herein defined) (together with its successors, the “Holder”), and Legacy Acquisition Corp., a Delaware corporation (“Buyer”). Holder and Buyer shall be referred to herein from time to time collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, Legacy, Onyx Enterprises Int’l Corp., a New Jersey corporation and an indirect wholly owned Subsidiary of Buyer and directly owned Subsidiary of Merger Sub 2 (“Merger Sub”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned Subsidiary of Buyer (“Merger Sub 2”), Onyx Enterprises Int’l, Corp., a New Jersey corporation (the “Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative, entered into that certain Business Combination Agreement, dated as of September 18, 2020 (the “Business Combination Agreement”) and any terms not defined herein shall have the meanings given to them in the Business Combination Agreement;

WHEREAS, as of the date hereof, the Holder is the record and beneficial owner (such record and beneficial ownership, to “Own”, “Ownership” of, be the “Owner” of or be “Owned” by) of 640,233 Warrants that were issued to investors in Buyer’s initial public offering (the “Buyer Public Warrants”);

WHEREAS, the Business Combination Agreement provides that Buyer will use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding Buyer Public Warrants (the “Approval”) to amend that certain Warrant Agreement between Buyer and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (as amended from time to time, the “Warrant Agreement”), to provide, among other things, that each outstanding Buyer Public Warrant and each of the 2,912,230 outstanding Buyer Private Placement Warrants not owned by the Buyer Sponsor shall no longer be exercisable to purchase one-half of a share of Buyer Common Stock for $5.75 per half-share (subject to adjustment as provided in the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Buyer Common Stock, (ii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Buyer Common Stock, or (iii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $44,000,000, $0.18 in cash and 0.082 of a share of Buyer Common Stock (the “Public Warrant Amendment” and, together with the Private Warrant Amendment as defined in the Business Combination Agreement, the “Warrant Amendments”); and

WHEREAS, the Business Combination Agreement contemplates that the Parties will enter into this Agreement concurrently with the entry into the Business Combination Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Representations and Warranties. The Holder represents and warrants to Buyer that the following statements are true and correct:

(a) The Holder has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder. This Agreement has been duly and validly executed and delivered by the Holder and constitutes a valid, legal and binding agreement of the Holder, enforceable against the Holder in accordance with its terms.

Annex E-1

(b) The Holder is the Owner of 640,233 Buyer Public Warrants (the “Subject Warrants”) as of the date hereof, which constitutes all of the warrants in Buyer held by the Holder and its Affiliates as of the date hereof. The Holder has valid, good and marketable title to the Subject Warrants, free and clear of all Encumbrances (other than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under Applicable Law or under the certificate of incorporation or bylaws of Buyer). Except for this Agreement, the Holder is not party to any option, warrant, purchase right, or other contract or commitment that could require the Holder to sell, transfer, or otherwise dispose of the Subject Warrants. Except as set forth in this Agreement, the Holder is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Subject Warrants and the Holder has sole voting power and sole dispositive power with respect to all Subject Warrants, with no restrictions on the Holder’s rights of voting or disposition pertaining thereto and no Person other than the Holder has any right to direct or approve the voting or disposition of any of the Subject Warrants.

(c) The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby do not: (i) conflict with or result in any breach of any provision of the governing documents of the Holder, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Holder is a party or by which its properties or assets may be bound, (iii) violate any Order or Applicable Law of any Governmental Authority applicable to the Holder or its Subsidiaries, or any of their respective properties or assets (including the Subject Warrants), as applicable, or (iv) result in the creation of any Encumbrance (other than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under Applicable Law or under the certificate of incorporation or bylaws of Buyer) upon its assets (including the Subject Warrants), except in the case of clauses (ii), (iii) and (iv) above, for violations which would not reasonably be expected to materially impact, impair or delay or prevent the ability of the Holder to consummate the transactions contemplated by this Agreement or have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

2. Agreements of Holder.

(a) Voting. The Holder hereby irrevocably and unconditionally agrees that from the date hereof, unless and until this Agreement is terminated in accordance with its terms, the Holder shall affirmatively vote all Subject Warrants (or cause them to be voted) or, if applicable, execute written consents in respect thereof, (i) for the adoption of the Warrant Amendments, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that Holder knows would result in a breach of any representation, warranty, covenant, agreement or other obligation of Buyer set forth in the Business Combination Agreement, or of the Holder contained in this Agreement, and (iii) against any agreement (including, without limitation, any amendment of any agreement), amendment or other Buyer action that is intended or would reasonably be expected to prevent, impede, interfere with or delay obtaining the Approval, consummating the Warrant Amendments or any of the other transactions contemplated by the Business Combination Agreement. Any such vote shall be cast (or such written consent shall be given) by the Holder in accordance with such procedures relating thereto so as to ensure that such vote (or written consent) is duly counted, including for purposes of establishing and determining that a quorum is present and for purposes of duly recording the results of such vote (or written consent). The Holder shall retain at all times the right to vote all Subject Warrants in its sole discretion and without any other limitation on those matters other than those set forth in this Section 2(a) that are at any time, or from time to time, presented for consideration to and for a vote by the holders of Buyer Public Warrants generally.

(b) Exchange. Unless this Agreement shall have been terminated in accordance with its terms, the Holder shall (i) as promptly as legally permissible and in any event not later than the second (2nd) Business Day next following the effectiveness of the Warrant Amendments, validly exchange (or cause to be exchanged) all of the Subject Warrants in accordance with the terms of the Warrant Amendments, and (ii) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so exchanged; provided, further, to the extent Buyer determines, in its sole discretion, that it is advisable to conduct a tender offer for the Buyer Public Warrants for the same consideration contemplated by the Warrant Amendments (the “Offer”) instead of obtaining the Approval, the Holder shall (x) as promptly as practicable and in any event not later than the second (2nd) Business Day following the commencement of such Offer, validly tender (or cause to be tendered) into the Offer all of the Subject Warrants, pursuant to and in accordance with the terms of the Offer, and (y) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so tendered pursuant to the Offer.

Annex E-2

(c) Publication. Buyer may publish and disclose in the Warrant Information Statement and related SEC documents the Holder’s identity and ownership of Subject Warrants and the nature of the Holder’s commitments, arrangements and understandings pursuant to this Agreement upon (i) Buyer’s prior notice of such disclosure to Holder, and (ii) Holder’s prior consent, which consent shall not be unreasonably withheld, conditioned or delayed.

3. Covenants.

(a) Subject to the terms and conditions of this Agreement, the Holder hereby unconditionally and irrevocably agrees to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by Section 2 of this Agreement.

(b) From the date hereof until the earlier of (i) the Closing, (ii) the termination of the Business Combination Agreement in accordance with its terms, (iii) the successful completion of the consent solicitation process approving the Warrant Amendments contemplated by this Agreement, or (iv) so long as the Holder shall have affirmatively voted all Subject Warrants in accordance with Section 2(a) of this Agreement, October 31, 2020, the Holder hereby unconditionally and irrevocably agrees that it shall not, without the prior written consent of Buyer, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, with respect to any Subject Warrants Owned by it, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Warrants or any securities convertible into, or exercisable, or exchangeable for, Subject Warrants Owned by it, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, (iii) except as provided by this Agreement, deposit any Subject Warrants into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Subject Warrants, or (iv) publicly announce any intention to effect any transaction specified in clauses (i), (ii) or (iii); provided, however, that the Holder may, after the record date fixed and announced for the vote, or, if applicable, giving of written consent described in Section 2(a) above and the performance by the Holder of its obligations pursuant to Section 2(a) above, the Holder may take any action otherwise prohibited by clause (i) so long as the purchaser or assignee of such Subject Warrants is another Holder party to a Warrant Holder Support Agreement with Buyer or an entity that executes and provides a joinder to this Agreement (in form and substance reasonably acceptable to Buyer).

4. Termination. This Agreement shall terminate, and have no further force and effect, if the Business Combination Agreement is terminated in accordance with its terms prior to the Closing.

5. Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

6. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Party hereto. Any attempted assignment of this Agreement not in accordance with the terms of this Section 6 shall be void.

7. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, all of the Parties hereto.

8. Governing Law. This Agreement shall be governed by the internal law of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

9. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

Annex E-3

10. Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery; (b) if by email, on the date that transmission is confirmed electronically, if by 4:00PM on a Business Day, addressee’s day and time, and otherwise on the first Business Day after the date of such confirmation; or (c) five (5) days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective Parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a Party shall specify to the others in accordance with these notice provisions:

If to Buyer:

Address: 1308 Race Street Suite 200 Cincinnati, Ohio 45202

Attention: Darryl McCall

Telephone: +1 (505) 820-0412

Email: darrylmccall@legacyacquisition.com

with a copy to:

DLA Piper LLP (US)

Address: 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309-3450

Attention: Gerry Williams

Telephone: +1 (404) 736-7891

Email: Gerry.Williams@us.dlapiper.com

If to the Holder:

c/o Periscope Capital, Inc.

Address: Bay Adelaide Centre, 333 Bay St. Suite 1240, Toronto, ON M5H 2R2

Attention: Stephen Elgee

Telephone: (416) 365-2785

Email: selgee@periscopecap.com

11. Entire Agreement. This Agreement, the Business Combination Agreement and any Ancillary Documents to which the Holder is subject or bound constitute the entire agreement among the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Annex E-4

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

BUYER:
LEGACY ACQUISITION, CORP.
By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Title:	Chairman and Chief Executive Officer

HOLDER:
PERISCOPE CAPITAL, INC.,
as investment manager authorized to act for the beneficial Owners of the Subject Warrants
By:	/s/ Stephen Elgee
Name:	Stephen Elgee
Title:	CIO

Annex E-5

ANNEX F

STOCKHOLDERS INFORMATION STATEMENT

PRELIMINARY COPY — SUBJECT TO COMPLETION

LEGACY ACQUISITION CORP.
1308 Race Street, Suite 200
Cincinnati, Ohio 45202

NOTICE OF ACTION BY WRITTEN CONSENT

TO BE EFFECTIVE OCTOBER [•], 2020

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A Proxy

To our Stockholders:

The accompanying information statement (the “Information Statement”) is being furnished to the stockholders of Legacy Acquisition Corp., a Delaware corporation (the “Company,” “Legacy”, “we”, “us” or “our”), as of the close of business on September 30, 2020 (the “Record Date”), to inform our stockholders (our “Stockholders”) that, on September 18, 2020 and October 1, 2020, certain of our Stockholders holding, in the aggregate, a majority of the issued and outstanding shares of Class F common stock, par value $0.0001 per share, of the Company (“Class F Common Stock”), and Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock” and, together with the Class F Common Stock, the “Common Stock”), voting together as a single class, executed and delivered to the Company irrevocable written consents (each, a “Stockholders’ Written Consent” and together, the “Stockholders’ Written Consents”). A copy of each of the Stockholders’ Written Consents is attached as Annex A to the accompanying Information Statement.

The Stockholders’ Written Consents approved the following corporate actions, each as more fully described in the accompanying Information Statement:

1.      The Business Combination Agreement Approval:    To approve that certain Business Combination Agreement, dated as of September 18, 2020 (the “Business Combination Agreement”), by and among the Company, Excel Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company and directly owned subsidiary of Merger Sub 2 (“Merger Sub 1”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company (“Merger Sub 2”), Onyx Enterprises Int’l, Corp., a New Jersey corporation (“Onyx”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the stockholder representative pursuant to Section 11.16 of the Business Combination Agreement, pursuant to which (i) Merger Sub 1 will merge with and into Onyx (the “First Merger”), with Onyx surviving as a direct wholly-owned subsidiary of Merger Sub 2, and (ii) promptly following the First Merger, Onyx, as the surviving company of the First Merger, will merge with and into Merger Sub 2 (the “Second Merger,” and together with the First Merger, the “Mergers”), whereupon the consummation of the Second Merger, Merger Sub 2 will be the surviving company and Onyx will cease to exist, and Merger Sub 2 will be a direct, wholly owned subsidiary of the Company (collectively, the “Business Combination”) (a copy of the Business Combination Agreement is attached to the accompanying Information Statement as Annex B), which we refer to as the “Business Combination Agreement Approval”;

2.      The NYSE Approval:    Pursuant to the terms of the Business Combination Agreement, to approve the issuance of more than 20% of Legacy’s issued and outstanding shares of Class A Common Stock, including shares issued as consideration to Onyx common stockholders, shares that may be issued to our Sponsor (as defined herein) and shares that may be issued to the holders of our public warrants and private placements warrants (each as defined herein), in each case, for purposes of complying with applicable provisions of Section 312.03 of the New York Stock Exchange (the “NYSE”) Listed Company Manual, and the related change of control, which we refer to as the “NYSE Approval”;

3.      The Amended and Restated Charter:    Pursuant to the terms of the Business Combination Agreement, to approve the filing of an amended and restated certificate of incorporation of Legacy, a copy of which is attached to the accompanying Information Statement as Annex C (the “Amended and Restated Charter”), pursuant to which, among other things, Legacy will (a) change the Company’s name to PARTS iD, Inc., (b) designate the classes of the members of the Company’s board of directors following the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), and (c) eliminate provisions allowing our Stockholders to act by written consent in lieu of a stockholders meetings, which we refer to as the “Amended and Restated Charter Approval”;

4.      The PARTS iD 2020 Equity Incentive Plan:    Pursuant to the terms of the Business Combination Agreement, to approve the adoption of the PARTS iD 2020 Equity Incentive Plan (the “2020 Plan”), a copy of which is attached to the accompanying Information Statement as Annex E, and materials thereunder, which we refer to as the “Equity Incentive Plan Approval”;

5.      The PARTS iD 2020 Employee Stock Purchase Plan:    Pursuant to the terms of the Business Combination Agreement, to approve the adoption of the PARTS iD 2020 Employee Stock Purchase Plan (the “ESPP”), a copy of which is attached to the accompanying Information Statement as Annex F, and materials thereunder, which we refer to as the “Employee Stock Purchase Plan Approval”.

At a meeting of our board of directors (the “Board”) held on September 3, 2020, the Board authorized the execution and delivery of the Business Combination Agreement, declared that the terms of the Business Combination and the other transactions contemplated by the Business Combination Agreement, including without limitation, the NYSE Approval, are advisable, fair to, and in the best interests of the Company and our Stockholders, and in accordance with the Delaware General Corporate Law (as amended, the “DGCL”), directed that the Business Combination and the other transactions contemplated by the Business Combination Agreement, be submitted for consideration by our Stockholders, and recommended that our Stockholders approve the Business Combination and the other transactions contemplated by the Business Combination Agreement. At a meeting of our Board held on September 18, 2020, the Board ratified (i) its prior approval of the terms of the Business Combination and the other transactions contemplated by the Business Combination Agreement and (ii) its prior authorization of the execution and delivery of the Business Combination Agreement, as well as established September 30, 2020, as the record date for Stockholders entitled to receive the accompanying Information Statement.

In a unanimous written consent of the Board, dated October 1, 2020 the Board determined that, with respect to the Amended and Restated Charter, the Amended and Restated Bylaws (a copy of which is attached to the accompanying Information Statement as Annex D), the 2020 Plan and the ESPP, (i) each, in the forms attached thereto, is approved and authorized, (ii) each is desirable and in the best interests of the Company and our Stockholders, (iii) the Amended and Restated Charter, the 2020 Plan and the ESPP shall be submitted to the Stockholders for approval and (iv) upon receipt of such Stockholder approval, as applicable, the officers of the Company should cause the Amended and Restated Charter, the Amended and Restated Bylaws, the 2020 Plan and the ESPP to be executed, delivered and/or filed, and such officers should take any action necessary to make each effective.

The Amended and Restated Bylaws are to be effective upon the consummation of the Business Combination and, among other things, (i) remove Stockholders’ ability to act by written consent, (ii) remove restrictions placed on the transfer of shares of the Company and (iii) include forum selection and consent to jurisdiction clauses, each in the State of Delaware.

Under Delaware law and our organizational documents, approval of a business combination by our Stockholders requires the affirmative vote or written consent of the holders of a majority of the outstanding shares of Common Stock entitled to vote on such matter. As of the close of business on the Record Date, there were 6,122,699 shares of Class A Common Stock and 7,500,000 shares of Class F Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote in connection with the approval of the Business Combination Agreement and the transactions contemplated thereby.

As permitted by the Company’s organizational documents and by Section 228 of the DGCL, certain Stockholders holding, in the aggregate, a majority of the issued and outstanding shares of Common Stock as of the Record Date, (i) on September 18, 2020, executed and delivered to the Company a Stockholders’ Written Consent approving the Business Combination and the other transactions contemplated by the Business Combination Agreement, including without limitation, the NYSE Approval (the “First Stockholders’ Written Consent”) and (ii) on October 1, 2020, executed and delivered to the Company a Stockholders’ Written Consent approving certain other actions related to the Business Combination, including without limitation, (x) the Amended and Restated Charter, (y) the 2020 Plan and (z) the ESPP (the “Second Stockholders’ Written Consent”). The First Stockholders’ Written Consent became effective at 11:59 p.m., New York City time, on September 18, 2020 and the Second Stockholders’ Written Consent became effective at 11:59 p.m., New York City time, on October 1, 2020. As a result, further action or vote by our Stockholders will not be required to complete (i) the Business Combination and the other transactions contemplated by the Business Combination Agreement, including without limitation, the NYSE Approval, (ii) the Amended and Restated Charter, (iii) the 2020 Plan and (iv) the ESPP (collectively, the “Actions”).

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Business Combination will become effective on or after October [•], 2020, which is 20 calendar days following the date we first mail the Information Statement to holders of our Class A Common Stock, subject to the satisfaction of all closing conditions specified in the Business Combination Agreement. See “Approval No. 1 — The Business Combination Approval — The Business Combination Agreement — Conditions to Completion of the Business Combination” beginning on page 61 of the accompanying Information Statement.

As described in the Information Statement, the Actions have already been approved by at least a majority of the holders of our Common Stock. Accordingly, the Company is not soliciting your proxy or consent in connection with the matters discussed above or in the Information Statement.

Since we intend to consummate the Business Combination and conduct redemptions of our Class A Common Stock without seeking approval of the holders of the Class A Common Stock, we will commence a tender offer in connection with the filing of the Information Statement in order to provide all holders of our Class A Common Stock the opportunity to have their shares redeemed through a tender offer pursuant to the tender offer rules promulgated under the Securities Exchange Act of 1934, as amended. The solicitation and the offer to buy shares of our Class A Common Stock will be made pursuant to a tender offer statement on Schedule TO and other offer documents that we will be filing with the SEC. You are urged to read the tender offer documents and other relevant materials before making any investment decision with respect to the tender offer.

You are urged to read the Information Statement in its entirety.

The Information Statement is being mailed on or about October [•], 2020 to shareholders of record as of the Record Date.

THE INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THE INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THE INFORMATION STATEMENT.

By Order of the Board of Directors,

Edwin J. Rigaud
Chairman and Chief Executive Officer

Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the transactions described in the accompanying Information Statement, passed upon the merits or fairness of the Business Combination or related transactions or passed upon the adequacy or accuracy of the disclosures in the accompanying Information Statement. Any representation to the contrary constitutes a criminal offense.

Important Notice Regarding the Availability of Information Statement. This Information Statement is also available at http://www.legacyacquisition.com.

LEGACY ACQUISITION CORP.
1308 Race Street, Suite 200
Cincinnati, Ohio 45202

INFORMATION STATEMENT

To our Stockholders:

This information statement (the “Information Statement”) is being furnished to the stockholders of Legacy Acquisition Corp., a Delaware corporation (the “Company,” “Legacy”, “we”, “us” or “our”), as of the close of business on September 30, 2020 (the “Record Date”), to inform our stockholders (our “Stockholders”) that, on September 18, 2020 and October 1, 2020, certain of our Stockholders holding, in the aggregate, a majority of the issued and outstanding shares of Class F common stock, par value $0.0001 per share, of the Company (“Class F Common Stock”), and Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock” and, together with the Class F Common Stock, the “Common Stock”), voting together as a single class, executed and delivered to the Company irrevocable written consents (each, a “Stockholders’ Written Consent” and together, the “Stockholders’ Written Consents”). A copy of each of the Stockholders’ Written Consents is attached hereto as Annex A.

The Stockholders’ Written Consents approved the following corporate actions, each as more fully described below in this Information Statement:

1.      The Business Combination Agreement Approval:    To approve that certain Business Combination Agreement, dated as of September 18, 2020 (the “Business Combination Agreement”), by and among the Company, Excel Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company and directly owned subsidiary of Merger Sub 2 (“Merger Sub 1”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company (“Merger Sub 2”), Onyx Enterprises Int’l, Corp., a New Jersey corporation (“Onyx”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the stockholder representative pursuant to Section 11.16 of the Business Combination Agreement, pursuant to which (i) Merger Sub 1 will merge with and into Onyx (the “First Merger”), with Onyx surviving as a direct wholly-owned subsidiary of Merger Sub 2, and (ii) promptly following the First Merger, Onyx, as the surviving company of the First Merger, will merge with and into Merger Sub 2 (the “Second Merger,”), whereupon the consummation of the Second Merger, Merger Sub 2 will be the surviving company and Onyx will cease to exist, and Merger Sub 2 will be a direct, wholly owned subsidiary of the Company (collectively, the “Business Combination”) (a copy of the Business Combination Agreement is attached hereto as Annex B), which we refer to as the “Business Combination Agreement Approval”;

2.      The NYSE Approval:    Pursuant to the terms of the Business Combination Agreement, to approve the issuance of more than 20% of Legacy’s issued and outstanding shares of Class A Common Stock, including shares issued as consideration to Onyx common stockholders, shares that may be issued to our Sponsor (as defined herein) and shares that may be issued to the holders of our public warrants and private placements warrants, in each case, for purposes of complying with applicable provisions of Section 312.03 of the New York Stock Exchange (the “NYSE”) Listed Company Manual, and the related change of control, which we refer to as the “NYSE Approval”;

3.      The Amended and Restated Charter:    Pursuant to the terms of the Business Combination Agreement, to approve the filing of an amended and restated certificate of incorporation of Legacy, a copy of which is attached hereto as Annex C (the “Amended and Restated Charter”), pursuant to which, among other things, Legacy will (a) change the Company’s name to PARTS iD, Inc., (b) designate the classes of the members of the Company’s board of directors following the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), and (c) eliminate provisions allowing our Stockholders to act by written consent in lieu of a stockholders meetings, which we refer to as the “Amended and Restated Charter Approval”;

4.      The PARTS iD 2020 Equity Incentive Plan:    Pursuant to the terms of the Business Combination Agreement, to approve the adoption of the PARTS iD 2020 Equity Incentive Plan (the “2020 Plan”), a copy of which is attached hereto as Annex E, and materials thereunder, which we refer to as the “Equity Incentive Plan Approval”;

5.      The PARTS iD 2020 Employee Stock Purchase Plan:    Pursuant to the terms of the Business Combination Agreement, to approve the adoption of the PARTS iD 2020 Employee Stock Purchase Plan (the “ESPP”), a copy of which is attached hereto as Annex F, and materials thereunder, which we refer to as the “Employee Stock Purchase Plan Approval”.

At a meeting of our board of directors (the “Board”) held on September 3, 2020, the Board authorized the execution and delivery of the Business Combination Agreement, declared that the terms of the Business Combination and the other transactions contemplated by the Business Combination Agreement, including without limitation, the NYSE Approval, are advisable, fair to, and in the best interests of the Company and our Stockholders, and in accordance with the Delaware General Corporate Law (the “DGCL”), directed that the Business Combination and the other transactions contemplated by the Business Combination Agreement, be submitted for consideration by our Stockholders, and recommended that our Stockholders approve the Business Combination and the other transactions contemplated by the Business Combination Agreement. At a meeting of our Board held on September 18, 2020, the Board ratified (i) its prior approval of the terms of the Business Combination and the other transactions contemplated by the Business Combination Agreement and (ii) its prior authorization of the execution and delivery of the Business Combination Agreement, as well as established September 30, 2020, as the record date for Stockholders entitled to receive this Information Statement.

In a unanimous written consent of the Board, dated October 1, 2020, the Board determined that, with respect to the Amended and Restated Charter, the Amended and Restated Bylaws (a copy of which is attached hereto as Annex D), the 2020 Plan and the ESPP, (i) each, in the forms attached thereto, is approved and authorized, (ii) each is desirable and in the best interests of the Company and our Stockholders, (iii) the Amended and Restated Charter, the 2020 Plan and the ESPP shall be submitted to the Stockholders for approval and (iv) upon receipt of such Stockholder approval, as applicable, the officers of the Company should cause the Amended and Restated Charter, the Amended and Restated Bylaws, the 2020 Plan and the ESPP to be executed, delivered and/or filed, and such officers should take any action necessary to make each effective.

The Amended and Restated Bylaws are to be effective upon the consummation of the Business Combination and, among other things, (i) remove Stockholders’ ability to act by written consent, (ii) remove restrictions placed on the transfer of shares of the Company and (iii) include forum selection and consent to jurisdiction clauses, each in the State of Delaware.

Under Delaware law and our organizational documents, approval of a business combination by our Stockholders requires the affirmative vote or written consent of the holders of a majority of the outstanding shares of Common Stock entitled to vote on such matter. As of the close of business on the Record Date, there were 6,122,699 shares of Class A Common Stock and 7,500,000 shares of Class F Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote in connection with the approval of the Business Combination Agreement and the transactions contemplated thereby.

As permitted by the Company’s organizational documents and by Section 228 of the DGCL, certain Stockholders holding, in the aggregate, a majority of the issued and outstanding shares of Common Stock as of the Record Date, (i) on September 18, 2020, executed and delivered to the Company a Stockholders’ Written Consent approving the Business Combination and the other transactions contemplated by the Business Combination Agreement, including without limitation, the NYSE Approval (the “First Stockholders’ Written Consent”) and (ii) on October 1, 2020, executed and delivered to the Company a Stockholders’ Written Consent approving certain other actions related to the Business Combination, including without limitation, (x) the Amended and Restated Charter, (y) the 2020 Plan and (z) the ESPP (the “Second Stockholders’ Written Consent”). The First Stockholders’ Written Consent became effective at 11:59 p.m., New York City time, on September 18, 2020 and the Second Stockholders’ Written Consent became effective at 11:59 p.m., New York City time, on October 1, 2020. As a result, further action or vote by our Stockholders will not be required to complete (i) the Business Combination and the other transactions contemplated by the Business Combination Agreement, including without limitation, the NYSE Approval, (ii) the Amended and Restated Charter Approval, (iii) the 2020 Plan and (iv) the ESPP (collectively, the “Actions”).

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Business Combination will become effective on or after October [•], 2020, which is 20 calendar days following the date we first mail the Information Statement to holders of our Class A Common Stock, subject to the satisfaction of all closing conditions specified in the Business Combination Agreement. See “Approval No. 1 — The Business Combination Approval — The Business Combination Agreement — Conditions to Completion of the Business Combination” beginning on page 61.

As described in the Information Statement, the Actions have already been approved by at least a majority of the holders of our Common Stock. Accordingly, the Company is not soliciting your proxy or consent in connection with the matters discussed above or in the Information Statement.

Since we intend to consummate the Business Combination and conduct redemptions of our Class A Common Stock without seeking approval of the holders of the Class A Common Stock, we will commence a tender offer in connection with the filing of the Information Statement in order to provide all holders of our Class A Common Stock the opportunity to have their shares redeemed through a tender offer pursuant to the tender offer rules promulgated under the Securities Exchange Act of 1934, as amended (the “Tender Offer”). The solicitation and the offer to buy shares of our Class A Common Stock will be made pursuant to a tender offer statement on Schedule TO and other offer documents that we will be filing with the SEC. You are urged to read the Tender Offer documents and other relevant materials before making any investment decision with respect to the Tender Offer.

You are urged to read the Information Statement in its entirety.

The Information Statement is being mailed on or about October [•], 2020 to shareholders of record as of the Record Date.

THE INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THE INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THE INFORMATION STATEMENT.

i

SUMMARY

The following is a summary that highlights the information contained in this Information Statement. This summary may not contain all of the information that may be important to you. For a more complete description of the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement, including the Business Combination, we encourage you to read carefully this entire Information Statement, including the attached Annexes, and the documents referred to in this Information Statement. In addition, we encourage you to read the information accompanying this Information Statement, which includes important business and financial information about the Company that has been filed with the Securities and Exchange Commission (the “SEC”). We have included page references in parentheses to direct you to the appropriate places in this Information Statement for a complete description of the topics presented in this summary.

All references in this Information Statement to:

•        “2020 Plan” refer to the PARTS iD, Inc. 2020 Equity Incentive Plan;

•        “Advisory Council” refer to members of the Legacy Team with a combination of expertise within the consumer and retail industry and executive leadership experience at the highest levels of Fortune 500 corporate organizations that (i) assisted Legacy in sourcing potential business combination targets, (ii) provided professional insights in assessing potential business combination targets and (iii) upon request, provided professional insights in the businesses that we looked to acquire. The members of our Advisory Council did not have any obligation to provide advice or services, perform board or committee functions, and were not subject to the fiduciary requirements to which members of the Board are subject;

•        “Agreement Date” refer to the signing date of the Business Combination Agreement;

•        “Aggregate Purchase Price” refer to an amount equal to the sum of (a) $260,000,000, (b) plus the amount, if any, by which the Net Working Capital as of 11:59 p.m. on the date immediately prior to the date of Closing (the “Closing Net Working Capital”) exceeds negative Eleven Million Five Hundred Thousand Dollars (-$11,500,000) (the “Net Working Capital Target”), (c) minus the amount, if any, by which the Net Working Capital Target exceeds the Closing Net Working Capital, (d) plus $25,000,000, which will be retained by Onyx, (e) minus the amount of indebtedness of Onyx at the First Effective Time (“Closing Indebtedness”), (f) minus $20,000,000 paid to the holders of the outstanding Onyx Preferred Shares at the First Effective Time (“Preferred Payment”), (g) minus the amount of all Onyx’s transaction expenses, (h) minus $3,000,000 (the “Adjustment Reserve Amount”), (i) minus $350,000 for the stockholder representative reserve fund (to be used for paying directly, or reimbursing the stockholder representative for, any third party expenses pursuant to the Business Combination Agreement and the agreements ancillary thereto), and (j) minus, $7,500,000, which represents potential indemnification expenses that may become payable by Onyx relating to the stockholder litigation in the Superior Court of New Jersey, Chancery Division, Monmouth County, Docket No. MON-C-45-18 (the “Stockholder Litigation”) (which amount may be reduced to $0 if the Stockholder Litigation is settled prior to Closing and the final amount of any amount required (by final settlement or court resolution) to be indemnified by Onyx after the Closing for any acts or omissions of Onyx’s current or former officers, directors, governors, members, partners, or managers in connection with the Stockholder Litigation has been paid by Onyx prior to Closing or is included in the calculation of Onyx’s good faith estimated purchase price (the “Estimated Purchase Price”);

•        “Antitrust Laws” refer to the Sherman Antitrust Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), the Federal Trade Commission Act of 1914, as amended, and all other applicable laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition;

•        “Board” refer to our board of directors;

•        “Business Combination” refer to (i) the merger of Merger Sub 1 with and into Onyx, whereupon the consummation of the First Merger, Merger Sub 1 will cease to exist, and Onyx will become a subsidiary of Merger Sub 2 and an indirect subsidiary of the Company (the “First Surviving Company”), and (ii) promptly following the First Merger, the merger of the First Surviving Company with and into

Merger Sub 2, whereupon the consummation of the Second Merger, Merger Sub 2 will be the surviving company and Onyx will cease to exist, and Merger Sub 2 will be a direct, wholly owned subsidiary of the Company (the “Surviving Corporation”), each such merger on the terms and subject to the conditions described in the Business Combination Agreement;

•        “Business Combination Agreement” refer to that certain Business Combination Agreement, dated as of September 18, 2020, by and among the Company, Merger Sub 1, Merger Sub 2, Onyx and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative pursuant to Section 11.16 of the Business Combination Agreement;

•        “Class A Common Stock” refer to shares of Class A common stock, par value $0.0001 per share, of Legacy;

•        “Class F Common Stock” refer to shares of Class F common stock, par value $0.0001 per share, of Legacy;

•        “Closing” refer to the closing of the Business Combination;

•        “Code” refer to the Internal Revenue Code of 1986, as amended;

•        “Exchange Act” refer to the Securities Exchange Act of 1934, as amended;

•        “First Effective Time” refer to the effective time of the First Merger;

•        “Founder Shares” refer to shares of our Class F Common Stock initially purchased by our Sponsor in a private placement prior to our initial public offering, after giving effect to a 1.5-for-1 stock split in the form of a dividend effectuated on September 18, 2017;

•        “Governmental Authority” refer to any: (a) nation, state, county, city, district or other similar jurisdiction of any nature; (b) federal, state, local or foreign government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, commission, bureau, instrumentality, department, official, entity, court or tribunal); (d) multi-national organization or body; or (e) body entitled by law to exercise any arbitrative, administrative, executive, judicial, legislative, police, regulatory or taxing authority or power;

•        “initial stockholders” refer to holders of our Founder Shares prior to our initial public offering;

•        “IPO” or “initial public offering” refer to our initial public offering of our securities that we completed on November 21, 2017;

•        “Legacy”, “we”, “Company”, and “our Company”, refer to Legacy Acquisition Corp., a Delaware corporation;

•        “Net Working Capital” refer to the amount of (a) all current assets of Onyx (consisting of cash and cash equivalents, accounts receivable, inventory, prepaid expenses, advances, outstanding claims receivables, deferred tax assets, and advance taxes paid) minus (b) all current liabilities of Onyx (consisting of accounts payable, credit card payables, and other current liabilities), in each case as of 12:01 a.m. Eastern on the date of the First Effective Time, which calculations will be made in accordance with the categories of current assets and current liabilities, and the policies and procedures, set forth in the Business Combination Agreement.

•        “private placement warrants” refer to the warrants issued to our Sponsor in a private placement that occurred simultaneously with the closing of our IPO;

•        “public warrants” refer to the redeemable warrants sold as part of the units in our IPO (whether they were purchased in the IPO or thereafter in the open market) and to any private placement warrants or warrants issued upon conversion of working capital loans that are sold to third parties that are not our Sponsor or executive officer or directors (or permitted transferees) following the Closing;

•        “Sponsor” refer to Legacy Acquisition Sponsor I, LLC; and

•        “Tender Offer” refer to an offer to purchase all outstanding shares of Legacy’s Class A Common Stock.

All references to defined terms not defined herein shall have the meaning ascribed to them in the Business Combination Agreement, a copy of which is attached as Annex B to this Information Statement.

Information About the Parties (page 50)

Legacy Acquisition Corp.

Legacy is a blank check company incorporated on March 15, 2016 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Legacy has not engaged in any operations nor generated any revenue to date. Based on its business activities, the Company is a “shell company” as defined under the Exchange Act, because it has no operations and nominal assets consisting almost entirely of cash.

Legacy’s securities are traded on the NYSE under the ticker symbols “LGC,” “LGC U” and “LGC WS.” Legacy’s units will automatically separate into the component securities upon Closing of the Business Combination and, as a result, will no longer trade as a separate security following the Closing. Upon the Closing, we have agreed to change our name to “PARTS iD, Inc.” and to cause our shares of Class A Common Stock to be listed on the NYSE (or such other nationally recognized stock exchange on which shares of our Class A Common Stock are then listed) and traded under the symbol “ID” (or such other available trading symbol as the Company and Onyx may mutually agree upon). Pursuant to the proposed Warrant Amendments, at the effective time of the First Merger, each outstanding public warrant and 2,912,230 private placement warrants, which were issued to our Sponsor and are beneficially owned by certain institutional investors of our Sponsor, shall no longer be exercisable to purchase one-half share of Class A Common Stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (the “Warrant Agreement”)) and instead shall be converted solely into the right to receive cash and shares of Class A Common Stock; provided, that if such beneficial owners cease to beneficially own any of such private placement warrants and the Sponsor becomes the beneficial owner of such private placement warrants, such private placement warrants shall be forfeited. The Warrant Amendments further provide that our Sponsor shall forfeit 14,587,770 private placement warrants held of record and beneficially owned by it.

The mailing address of Legacy’s principal executive office is 1308 Race Street, Suite 200, Cincinnati, Ohio 45202.

Onyx Enterprises Int’l, Corp.

Onyx is a technology-driven, digital commerce company focused on creating custom infrastructure and unique user experiences within niche markets. Onyx was founded in 2008 with a vision of creating a one-stop eCommerce destination for the automotive parts and accessories market. Onyx has since become a market leader and proven brand-builder, fueled by its commitment to delivering a revolutionary shopping experience; comprehensive, accurate and varied product offerings; and continued digital commerce innovation.

At its core, Onyx’s technology solution is a data and information platform that enables and facilitates a differentiated digital commerce experience within complex product markets, as opposed to a pure eCommerce or electronics retailer. The deep technology platform that Onyx has built integrates software engineering with catalog management, data intelligence, mining and analytics, along with user interface development that utilizes distinctive rules-based parts fitment software capabilities. In order to handle the ever-growing need for accurate automotive product and parts data, Onyx has utilized cutting-edge computational and software engineering techniques, including Bayesian classification, to enhance and improve data records and product information and also deliver an engaging user experience.

Through the journey of building one of the world’s most comprehensive and complex product portfolios, as well as a proprietary end-to-end digital commerce platform, Onyx has developed a distinctive proprietary technology platform for both digital commerce and fulfillment, relying on insights gleaned from over 14 billion data points related to car parts, a virtual shipping network comprising over 2,500 locations, nearly 5,000 active brands, and machine-learning algorithms for complex fitment industries such as vehicle parts and accessories.

While Onyx’s platform has been initially focused on automotive parts and accessories, Onyx believes its platform is scalable and ready to be applied to other complex, multi-dimensional fitment, product portfolio industries. To that end, while remaining focused on the automotive parts and accessories market, in August 2018 Onyx launched seven new complementary parts and accessories verticals — semi truck, motorcycle, powersports, RV/camper, boating, recreation and tools.

The mailing address of Onyx’s principal executive office is 1 Corporate Dr. Ste. C, Cranbury, New Jersey 08512.

The Business Combination

On September 18, 2020, the Company entered into the Business Combination Agreement with Merger Sub 1, Merger Sub 2, Onyx and Shareholder Representative Services LLC, a Colorado limited liability, solely in its capacity as the Stockholder Representative pursuant to Section 11.16 of the Business Combination Agreement. The Business Combination Agreement provides that, upon the terms and subject to the conditions set forth in the Business Combination Agreement, and pursuant to the terms and subject to the conditions of the Business Combination Agreement, and in accordance with the applicable provisions of the DGCL, (a) Merger Sub 1 will merge with and into Onyx, with Onyx surviving as a direct wholly-owned subsidiary of Merger Sub 2, and (ii) promptly following the First Merger, Onyx, as the First Surviving Company of the First Merger, will merge with and into Merger Sub 2, whereupon the consummation of the Second Merger, Merger Sub 2 will be the Surviving Corporation and Onyx will cease to exist, and Merger Sub 2 will be a direct, wholly owned subsidiary of the Company.

The Business Combination Agreement is attached hereto as Annex B. We encourage you to carefully read the Business Combination Agreement in its entirety.

Business Combination Consideration

Pursuant to the Business Combination Agreement, at Closing, Legacy will pay to the Onyx common stockholders, in the form of shares of Legacy Class A Common Stock valued at $10.00 per share, an amount equal to the sum of (a) $260,000,000, (b) plus the amount, if any, by which the net working capital of Onyx exceeds a net working capital target, (c) minus the amount, if any, by which the net working capital exceeds the net working capital of Onyx, (d) plus $25,000,000, which represents cash that will be retained by Onyx, (e) minus the amount of indebtedness of Onyx at the effective time of the First Merger (“Closing Indebtedness”), (f) minus $20,000,000 to be paid to the holders of the outstanding shares of the preferred stock, no par value per share, of Onyx (the “Onyx Preferred Shares”), (g) minus the amount of all of Onyx’s transaction expenses, (h) minus $3,000,000, to be held in reserve by Legacy for potential post-Closing purchase price adjustments, (i) minus $350,000 for the stockholder representative reserve fund to be used for paying directly, or reimbursing the Stockholder Representative for, any third party expenses pursuant to the Business Combination Agreement and the agreements ancillary thereto, and (j) unless certain claims are resolved prior to Closing (as described below), minus $7,500,000 (the “Indemnification Expense Reserve Amount”), to be held in reserve by Legacy for reimbursement of certain potential indemnification expenses that may become payable by Onyx.

The purchase price will be estimated at Closing and will be subject to a post-Closing reconciliation process. Any unused portion of the Adjustment Reserve Amount following such reconciliation, or any unused portion of the Indemnification Expense Reserve Amount, will be paid to the Onyx common stockholders by issuance of additional shares of Class A Common Stock in accordance with the terms of the Business Combination Agreement.

Treatment of Common Stock

Pursuant to the Business Combination Agreement, at Closing, (a) each share of common stock, par value $0.01 per share, of Merger Sub 1 (the “Merger Sub 1 Common Shares”) issued and outstanding immediately prior to the effectiveness of the First Merger will be converted into and become one validly issued, fully paid and nonassessable share of common stock, no par value per share, of Onyx (the “Onyx Common Shares”), and (b) each share of Onyx Common Shares (other than (x) those Onyx Common Shares held by an Onyx stockholder who has neither voted in favor of the First Merger nor consented thereto in writing and who has properly demanded appraisal for such shares in accordance with Section 14A:11-1 of the New Jersey Business Corporations Act (the “Dissenting Shares”) and (y) each Onyx Common Share that is owned or held in treasury by Onyx or that is owned by Legacy which shall no longer be outstanding and shall automatically be cancelled and shall cease to exist (the “Cancelled Shares”)), shall be automatically converted into the right to receive (i) a number of shares of Legacy’s Class A Common Stock equal to the Estimated Purchase Price, divided by $10.00 (in each case, the “Closing Share Consideration”), (ii) the per share amount of payments, if any, to holders of Onyx Common Shares under Section 2.5(c) of the Business Combination Agreement, and (iii) the per share amount of any other release to holders of Onyx Common Shares generally under the Business Combination Agreement, in each case determined by dividing the aggregate amount of such released amounts by the aggregate number of shares of Onyx Common Shares outstanding immediately prior to the effectiveness of the First Merger.

Board Approval and Recommendation; The Legacy Board of Directors’ Reasons for the Business Combination (page 74)

At a meeting held on September 3, 2020, after considering the factors more fully described in this Information Statement, the Board:

•        authorized the execution and delivery of the Business Combination Agreement;

•        declared that the terms of the Business Combination and the other transactions contemplated by the Business Combination Agreement, including without limitation, the NYSE Approval, are advisable, fair to, and in the best interests of the Company and our Stockholders in accordance with the DGCL;

•        directed that the Business Combination and the other transactions contemplated by the Business Combination Agreement be submitted for consideration; and

•        recommended that our Stockholders approve the Business Combination and the other transactions contemplated by the Business Combination Agreement.

At a meeting held on September 18, 2020, the Board:

•        ratified (i) its prior approval of the terms of the Business Combination and the other transactions contemplated by the Business Combination Agreement and (ii) its prior authorization of the execution and delivery of the Business Combination Agreement; and

•        established September 30, 2020, as the record date for Stockholders entitled to receive this Information Statement.

Additionally, in a unanimous written consent of the Board, dated October 1, 2020, the Board:

•        approved and authorized the Amended and Restated Charter, the Amended and Restated Bylaws, the 2020 Plan and the ESPP, each in the respective forms attached to such unanimous written consent;

•        declared that the Amended and Restated Charter, the Amended and Restated Bylaws, the 2020 Plan and the ESPP are each desirable and in the best interests of the Company and its Stockholders;

•        directed that the Amended and Restated Charter, the 2020 Plan and the ESPP each be submitted to the Stockholders for approval; and

•        determined that upon receipt of such Stockholder approval, as applicable, the officers of the Company should cause the Amended and Restated Charter, the Amended and Restated Bylaws, the 2020 Plan and the ESPP to be executed, delivered and/or filed, and such officers should take any action necessary to make each effective.

For the factors considered by the Board in reaching its decision to approve the Business Combination Agreement and approve the consummation of the transactions contemplated by the Business Combination Agreement, including the Business Combination, as well as the Board’s reasons for, and certain risks related to, the Business Combination, see “The Business Combination Agreement — The Legacy Board of Directors’ Reasons for the Business Combination” beginning on page 70.

Required Stockholder Approval; Record Date

Under Delaware law and the Company’s organizational documents, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if the action is advised, and submitted to our Stockholders for approval, by the Board and a written consent of Stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of Stockholders is delivered to the Company in accordance with the DGCL. Under Delaware law and the Company’s organizational documents, approval of the Business Combination Agreement and the transactions related thereto requires the affirmative vote or consent of holders of a majority of the outstanding shares of Common Stock, voting as a single class, entitled to vote on such matter.

As of the close of business on the Record Date, there were 6,122,699 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote in connection with the approval of the Business Combination Agreement and the transactions contemplated thereby.

As permitted by the Company’s organizational documents and by Section 228 of the DGCL, certain Stockholders holding, in the aggregate, a majority of the issued and outstanding shares of Common Stock as of the Record Date, (i) on September 18, 2020, executed and delivered to the Company a Stockholders’ Written Consent approving the Business Combination and the other transactions contemplated by the Business Combination Agreement, including without limitation, the NYSE Approval and (ii) on October 1, 2020, executed and delivered to the Company a Stockholders’ Written Consent approving certain other actions related to the Business Combination, including without limitation, (x) the Amended and Restated Charter, (y) the 2020 Plan and (z) the ESPP. The First Stockholders’ Written Consent became effective at 11:59 p.m., New York City time, on September 18, 2020 and the Second Stockholders’ Written Consent became effective at 11:59 p.m., New York City time, on October 1, 2020. As a result, further action or vote by our Stockholders will not be required to complete the Actions.

This Information Statement will be sent to record holders of shares of Common Stock as of the Record Date. A complete list of our Stockholders as of the Record Date will be available for review at our executive offices during regular business hours.

As a result of the execution and delivery of the Stockholders’ Written Consents, no further action by our Stockholders is required to approve the Business Combination, and the Company is not soliciting your vote or consent to the approval of the Business Combination. The Company will not call a meeting of Stockholders for purposes of voting on these matters.

Redemption Rights

We intend to consummate the Business Combination and conduct redemptions of our shares of Class A Common Stock without seeking stockholder approval and instead offer to redeem the shares held by the holders of our Class A Common Stock pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act. The solicitation and the offer to buy shares of our Class A Common Stock will be made pursuant to a tender offer statement on Schedule TO and other offer documents that we will be filing with the SEC. You are urged to read the Tender Offer documents and other relevant materials before making any investment decision with respect to the Tender Offer.

No Appraisal Rights

Appraisal rights are not available to holders of shares of our Class A Common Stock or Class F Common Stock in connection with the Business Combination.

Regulatory Approvals

Consummation of the Business Combination is subject to prior receipt of those approvals and consents required to be obtained from applicable governmental and regulatory authorities, including under the HSR Act. Legacy and Onyx have agreed to file or cause to be filed a Notification and Report Form pursuant to the HSR Act with the Antitrust Division of the United States Department of Justice (the “DOJ”) and the United States Federal Trade Commission (the “FTC”) and to use commercially reasonable efforts to take, or cause to be taken, all other actions necessary to cause the expiration or termination of the applicable waiting period under the HSR Act as soon as practicable (and in any event no later than November 20, 2020 (the “Outside Date”); provided, however, if the Business Combination Agreement has not otherwise been terminated, and Legacy’s stockholders have approved an extension of time beyond November 20, 2020 during which Legacy may consummate the transactions contemplated by the Business Combination Agreement, then the Outside Date will be automatically extended to December 31, 2020 (or such earlier date so approved by Legacy’s stockholders).

Legacy filed notification of the Business Combination under the provisions of the HSR Act with the DOJ and the FTC on October 2, 2020 and requested early termination of the waiting period.

Interests of Our Directors and Executive Officers in the Business Combination

In considering our Board’s recommendations with respect to the Business Combination, you should be aware that the Company’s directors and executive officers have interests in the Business Combination that may be different from, or in addition to, the interests of our Stockholders generally. The Board was aware of these interests and considered them, among other matters, in negotiating, evaluating and approving the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination, and in recommending that our Stockholders approve the Business Combination in accordance with the terms of the Business Combination Agreement. These interests are described in more detail below in the section titled “Approval No. 1 — The Business Combination Approval — Interests of Certain Persons in the Business Combination” beginning on page 67.

Litigation Related to the Business Combination Agreement

As of October [•], 2020, we are not aware of any pending litigation relating to the Business Combination Agreement, other than the Stockholder Litigation. However, on October 3, 2020, counsel to the defendants in the Stockholder Litigation received a letter from counsel to the plaintiffs in the Stockholder Litigation objecting to Onyx Enterprises Canada Inc.’s use of the “drag-along right” under Section 4.5 of the Stockholders Agreement, dated July 17, 2015 (the “Stockholders Agreement”) and the proxy granted pursuant to Section 5.1 of the Stockholders Agreement to execute (i) the stockholder written consent, dated September 18, 2020, approving the Business Combination Agreement and (ii) the Stockholder Support Agreements, in each case on behalf of Messrs. Royzenshteyn and Gerashenko. The letter also describes the Business Combination as unlawful and threatens further unspecified actions by plaintiffs.

Anticipated Accounting Treatment

The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, the Company will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of PARTS iD, Inc. issuing stock for the net assets of the Company, accompanied by a recapitalization. The net assets of the Company will be stated at historical cost, with no goodwill or other intangible assets recorded.

Material United States Federal Income Tax Consequences

The following discussion is a general summary of material U.S. federal income tax consequences to the Company’s Stockholders with respect to the Tender Offer. This discussion is based on the Code, laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to Stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to Stockholders of the Company who are U.S. Holders (as defined below) and who hold their shares as a “capital asset,” as defined in the Code. A Stockholder is a U.S. Holder for U.S. federal income tax purposes if such Stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular Stockholders in light of their individual circumstances or to certain types of Stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, Stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes or investors therein, U.S. Holders whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and Stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a Stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership participating in the Tender Offer.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of the Tender Offer. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Tender Offer. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

The Following Discussion Is For General Informational Purposes Only And Should Not Be Construed As Tax Advice. You Are Urged To Consult Your Own Tax Advisor With Respect To The Specific Tax Consequences To You Of Participating In The Tender Offer, Including The Effects Of U.S. Federal, State, Local And Non-U.S. Tax Rules And Possible Changes In Laws That May Affect The Tax Consequences Described In This Proxy Statement.

U.S. Federal Income Tax Treatment of Non-Tendering Stockholders

A Stockholder who does not participate in the Tender Offer will continue to own his Class A Common Stock and any public warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Business Combination.

U.S. Federal Income Tax Treatment of Tendering Stockholders

A U.S. Holder who participates in the Tender Offer will receive cash in exchange for the tendered Class A Common Stock, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered Class A Common Stock (a “Sale”), or will be considered to have received a distribution with respect to his Class A Common Stock (a “Distribution”) that may be treated as (i) dividend income, (ii) or a nontaxable recovery of basis in his investment in the tendered Class A Common Stock, or (iii) gain (but not loss) as if the Class A Common Stock with respect to which the Distribution was made had been sold.

If participating in the Tender Offer is treated as a Sale, the U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received in the Tender Offer and the U.S. Holder’s adjusted tax basis in the tendered Class A Common Stock. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the tendered Class A Common Stock exceeds one year as of the date of the Tender Offer. A U.S. Holder’s adjusted tax basis in the tendered Class A Common Stock generally will equal the U.S. Holder’s acquisition cost for such Class A Common Stock. If the holder purchased an investment unit consisting of both shares of Class A Common Stock sold in our initial public offering (the “public shares”) and public warrants, the cost of such unit must be allocated between the public shares and public warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of Class A Common Stock owned by a U.S. Holder.

A valid tender of Class A Common Stock will be treated as a Sale with respect to a U.S. Holder if the valid tender of the U.S. Holder’s Class A Common Stock (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. In determining whether any of these tests has been met, each U.S. Holder must consider not only Class A Common Stock actually owned but also Class A Common Stock deemed to be owned by reason of applicable constructive ownership rules. A U.S. Holder may be considered to constructively own shares of Class A Common Stock that are actually owned by certain related individuals or entities. In addition, a right to acquire Class A Common Stock pursuant to a warrant causes the covered Class A Common Stock to be constructively owned by the holder of the warrant. Accordingly, any U.S. Holder who has validly tendered all of his actually owned Class A Common Stock for redemption but continues to hold warrants after the tender will generally not be considered to have experienced a complete termination of his interest in the Company.

In general, a distribution to a U.S. Holder in connection with participation in the Tender Offer will qualify as “substantially disproportionate” only if the percentage of the Company’s voting shares that are owned by the U.S. Holder (actually and constructively) after the tender is less than 80% of the percentage of outstanding Company voting shares owned by such U.S. Holder before the tender. Whether the redemption will result in a more than 20% reduction in a U.S. Holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering U.S. Holders that are participating in the Tender Offer. U.S. Holders should consult their own tax advisors regarding the potential application of the “substantially disproportionate” test to their particular situations.

Even if the tender of a U.S. Holder’s Class A Common Stock in the Tender Offer is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the tender may nevertheless be treated as a Sale of the Class A Common Stock (rather than as a Distribution) if the effect of the tender is “not essentially equivalent to a dividend” with respect to that U.S. Holder. A tender will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority U.S. Holder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. Holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a U.S. Holder, amounts received in exchange for the U.S. Holder’s tendered Class A Common Stock will be taxable to the U.S. Holder as a “dividend” to the extent of such U.S. Holder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of tender proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. Holder (to the extent of the U.S. Holder’s adjusted tax basis in the tendered Class A Common Stock). Any amounts received in the Distribution in excess of the U.S. Holder’s adjusted tax basis in the tendered Class A Common Stock will constitute taxable gain of the same character as if the Class A Common Stock had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. Holder are required to be treated as a “dividend,” the tax basis in the shares of Class A Common Stock that were tendered (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining Class A Common Stock held by such U.S. Holder. If the tender is treated as a dividend but the U.S. Holder has not retained any actually owned Class A Common Stock, the U.S. Holder should consult his own tax advisor regarding possible allocation of the basis in the tendered Class A Common Stock to other interests in the Company.

Information Reporting and Backup Withholding

Gross proceeds from the tender of Class A Common Stock in the Tender Offer may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering U.S. Holder (or other payee) must either (i) provide to the Company such U.S. Holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. Holder is awaiting a TIN) and certify that (A) such U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. Holder that such U.S. Holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. Holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering U.S. Holders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, any “reportable payments” made to the relevant tendering U.S. Holder pursuant to the Tender Offer will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the Stockholder’s U.S. federal income tax liability, provided that the Stockholder timely furnishes the required information to the IRS.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any Stockholder. We once again urge you to consult with your own tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for Class A Common Stock in connection with the Tender Offer.

Anticipated Closing Date of the Business Combination

We are working to complete the Business Combination as quickly as possible. Pursuant to the Second Amendment to our Corrected Amended and Restated Certificate of Incorporation, dated May 18, 2020 (the “Charter”), our deadline to consummate a business combination is November 20, 2020 (the “Business Combination Deadline”). If we fail to complete a business combination by such date, then we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes and up to $750,000 per annum to fund working capital requirements (less up to $50,000 of such net interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish the rights as stockholders of holders of the public shares (including the right to receive any further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining Stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

Assuming timely satisfaction or (to the extent permitted by law) waiver of the Closing conditions set forth in the Business Combination Agreement, we anticipate that the Business Combination will be completed by the Business Combination Deadline. Completion of the Business Combination is, however, subject to various conditions set forth in the Business Combination Agreement, and it is possible that factors outside our control could prevent us from completing the Business Combination by the Business Combination Deadline. See “The Business Combination Agreement — Conditions to Completion of the Business Combination” beginning on page 61.

Conditions to Completion of the Business Combination (page 61)

The respective obligations of each of the Company, Onyx, Merger Sub 1 and Merger Sub 2 to effect the Business Combination is subject to the satisfaction or (to the extent permitted by law) waiver of certain conditions, including:

•        the approval of the Actions by our Stockholders, which approval was obtained on September 18, 2020;

•        the absence of any legal prohibitions;

•        the expiration or termination of the applicable waiting period, and any extension thereof, under the HSR Act and any other applicable Antitrust Law (as defined in the Business Combination Agreement);

•        the approval of the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement by Onyx’s stockholders via an executed and delivered written consent, provided to the Company on the first business day after the signing of the Business Combination Agreement, which written consent was provided to the Company on September 18, 2020;

•        the mailing of this Information Statement to the holders of the Class A Common Stock as of the Record Date at least 20 days prior to Closing;

•        the appointment of the Company’s post-Closing Board of Directors;

•        the accuracy of the representations and warranties of the parties set forth in the Business Combination Agreement;

•        the absence of a Material Adverse Effect (as defined in the Business Combination Agreement);

•        the compliance of the parties with all covenants and agreements required by the Business Combination Agreement to be performed or compiled with on or before the Closing;

•        Onyx’s delivery to the Company of customary pay-off letters from all holders of Closing Indebtedness to be paid pursuant to Section 2.4 the Business Combination Agreement;

•        Onyx’s delivery to the Company of a FIRPTA affidavit;

•        Onyx’s delivery of evidence of termination of the Stockholders Agreement, dated July 17, 2015, the Investor Rights Agreement, dated July 17, 2015, and any voting agreement, voting trust agreement, or similar document of or regarding Onyx as of the date of the Business Combination Agreement;

•        the execution of the Registration Rights Agreement in the form attached as Exhibit 8.7 to the Business Combination Agreement (the “Registration Rights Agreement”);

•        Onyx’s delivery of the duly executed Stockholder Support Agreement, dated September 18, 2020, by and among Onyx and the holder of Onyx’s Preferred Stock and a majority of Onyx’s common stock, which delivery occurred on September 18, 2020;

•        the Company’s delivery of evidence to Onyx that the Company has filed the amended and restated certificate of incorporation, pursuant to the terms described in the Amended and Restated Charter, with the Secretary of State of the State of Delaware;

•        the post-Closing Company Class A Common Stock shall have been approved for listing on the NYSE (or such other nationally recognized stock exchange on which shares of Class A Common Stock are listed immediately prior to Closing); and

•        the Company’s delivery to Onyx of a copy of the Sponsor Support Agreement duly executed by the Sponsor, which delivery occurred on September 18, 2020.

The conditions to the Closing are described in more detail below in the section titled “The Business Combination Agreement — Conditions to Completion of the Business Combination” beginning on page 61.

Summary Historical Financial Information of Legacy Acquisition Corp.

The following tables set forth summary historical financial information derived from the Company’s audited financial statements for the years ended December 31, 2019, 2018, and 2017, all included elsewhere in this Information Statement. The historical financial information presented may not be indicative of future performance. You should read the following summary financial data in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations for Legacy Acquisition Corp.” and the financial statements and the related notes appearing elsewhere in this information statement.

Balance Sheet Data:	December 31, 2019	December 31, 2018	December 31, 2017
Cash	$568,000	$1,180,000	$1,752,000
Cash and Investments held in Trust Account	$302,529,000	$304,035,000	$300,403,000
Total Assets	$303,123,000	$305,268,000	$302,291,000
Total current liabilities	$4,183,000	$607,000	$436,000
Deferred underwriting compensation	$10,500,000	$10,500,000	$10,500,000
Common stock subject to possible redemption (at redemption value):	$283,440,000	$289,161,000	$286,355,000
Total stockholders’ equity (deficit)	$5,000,000	$5,000,000	$5,000,000
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended to December 31, 2017
Cash Flow Data:
Net cash used in operating activities	$(3,450,000)	$(2,499,000)	$(23,000)
Net cash provided (used) in investing activities	$(6,228,000)	$1,927,000	$(300,000,000)
Net cash provided by financing activities	$9,066,000	$—	$301,749,000
Statement of Operations Data:
Operating expenses:
General and administrative expenses	$3,775,000	$1,623,000	$154,000
Loss from operations	$(3,775,000)	$(1,623,000)	$(154,000)
Other Income:
Interest income	$6,482,000	$5,559,000	$403,000
Income (loss) before income taxes	$2,707,000	3,936,000	249,000
Provision for income taxes	$(1,320,000)	(1,130,000)	(130,000)
Net income (loss) attributable to common stockholders	$1,387,000	$2,806,000	$119,000
Two Class Method for Per Share Information:
Weighted average class A common shares outstanding – basic and diluted	29,867,000	30,000,000	7,650,000
Net income (loss) per share class A common stock – basic and diluted	$0.16	$0.09	0.02
Weighted average class F common shares outstanding – basic and diluted	7,500,000	7,500,000	7,500,000
Net (loss) per class F common shares – basic and diluted	$(0.46)	$(0.01)	$0.00

Summary Historical Financial Information of Onyx Enterprises Int’l, Corp.

The following tables set forth summary historical financial information derived from Onyx’s audited financial statements for the years ended December 31, 2019, 2018, and 2017, all included elsewhere in this Information Statement. The historical financial information presented may not be indicative of future performance. You should read the following summary financial data in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations for Onyx Enterprises Int’l, Corp.” and the financial statements and the related notes appearing elsewhere in this information statement.

Balance Sheet Data:	December 31, 2019	December 31, 2018
Cash	$13,618,835	$17,069,100
Total Assets	$32,664,624	$33,816,630
Total Liabilities	$41,671,794	$41,667,960
Total shareholders’ deficit	$(9,007,170)	$(7,851,330)
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended to December 31, 2017
Cash Flow Data:
Net cash provided by operating activities	$4,268,997	$10,689,689	$12,456,606
Net cash used in investing activities	$(7,198,876)	$(7,263,330)	$(5,472,451)
Net cash used in financing activities	$(520,386)	$(1,191,181)	$(2,943,363)
Statement of Operations Data:
Revenues	$287,820,277	$288,632,927	$244,673,955
Gross Profit	$61,216,343	$61,664,974	$55,746,021
(Loss)/Income from operations	$(765,208)	$(543,193)	$3,099,436
Net (loss) income	$(655,840)	$(640,403)	$2,162,990
Less: Preferred stock dividends	$500,000	$500,000	$728,201
(Loss) Income available to common shareholders	$(1,155,840)	$(1,140,403)	$1,434,789
(Loss) Earnings per common share
Basic and diluted (loss) earnings per share	$(2,772)	$(2,735)	$3,441
Weighted average number of shares (basic and diluted)	417	417	417

Market Price of Our Securities

Legacy’s securities are traded on the NYSE under the ticker symbols “LGC,” “LGC U” and “LGC WS.” The closing price for our respective securities on September 18, 2020, the last trading day completed prior to the public announcement of the execution of the Business Combination Agreement, was (i) $10.48 per share of Class A Common Stock, (ii) $10.83 per unit and (iii) $0.40 per public warrant. The closing price of our respective securities on NYSE over the first five (5) business days following the first public announcement of the Business Combination on September 18, 2020 is set forth in the table below:

	Closing Price ($ per Share)
Date	Class A Common Stock	Units	Public Warrants
September 21, 2020	$10.47	n/a	$0.65
September 22, 2020	$10.42	$10.95	$0.61
September 23, 2020	$10.395	$11.12	$0.53
September 24, 2020	$10.36	n/a	$0.60
September 25, 2020	$10.3877	$10.80	$0.59
Average	$10.41	$10.96	$0.60

On October [•], 2020, the most recent practicable date before this Information Statement was mailed to our Stockholders, the closing price for our securities on NYSE was (i) $[•] per share of Class A Common Stock, (ii) $[•] per unit and (iii) $[•] per public warrant. You are encouraged to obtain current market prices for our Class A Common Stock.

QUESTIONS AND ANSWERS ABOUT
THE BUSINESS COMBINATION

The following questions and answers are intended to briefly address commonly asked questions as they pertain to the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination. These questions and answers may not address all questions that may be important to you as our Stockholder. Please refer to the “Summary” beginning on page 1 and the more detailed information contained elsewhere in this Information Statement, the Annexes attached to this Information Statement and the documents referred to in this Information Statement, each of which you should read carefully.

Q:     Why am I receiving this Information Statement?

A:     A majority of our Stockholders, voting via written consent, approved the Business Combination Agreement and the transactions contemplated thereby.

Applicable laws and securities regulations require us to provide you with notice that action has been taken by written consent, as well as other information regarding the Business Combination, even though your vote or consent will neither be required nor requested to approve or complete the Business Combination.

This Information Statement and its Annexes contain important information about the Business Combination and the other Actions which were approved by the stockholders. You are encouraged to read this Information Statement and its Annexes carefully and in their entirety.

Q:     Specifically, what did the majority stockholders approve via written consent?

A:     In the written consent, stockholders approved the following:

1.      The Business Combination Agreement Approval:    To approve the Business Combination Agreement by and among the Company, Merger Sub 1, Merger Sub 2, Onyx and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative pursuant to Section 11.16 of the Business Combination Agreement, pursuant to which (i) Merger Sub 1 will merge with and into Onyx, with Onyx surviving as a direct wholly-owned subsidiary of Merger Sub 2, and (ii) promptly following the First Merger, Onyx, as the First Surviving Company of the First Merger, will merge with and into Merger Sub 2, whereupon the consummation of the Second Merger, Merger Sub 2 will be the Surviving Corporation and Onyx will cease to exist, and Merger Sub 2 will be a direct, wholly owned subsidiary of the Company, each such merger on the terms and subject to the conditions of the Business Combination Agreement (a copy of which is attached hereto), which we refer to as the “Business Combination Agreement Approval”;

2.      The NYSE Approval:    Pursuant to the terms of the Business Combination Agreement, to approve the issuance of more than 20% of Legacy’s issued and outstanding shares of Class A Common Stock, including shares issued as consideration to Onyx common stockholders, shares that may be issued to our Sponsor and shares that may be issued to the holders of our public warrants and private placements warrants, in each case, for purposes of complying with applicable provisions of Section 312.03 of the NYSE Listed Company Manual, and the related change of control, which we refer to as the “NYSE Approval”;

3.      The Amended and Restated Charter:    Pursuant to the terms of the Business Combination Agreement, to approve the filing of an amended and restated certificate of incorporation of Legacy, a copy of which is attached hereto as Annex C, pursuant to which, among other things, Legacy will (a) change the Company’s name to PARTS iD, Inc., (b) designate the classes of the members of the Company’s board of directors following the closing of the transactions contemplated by the Business Combination Agreement, and (c) eliminate provisions allowing our Stockholders to act by written consent in lieu of a stockholders meetings, which we refer to as the “Amended and Restated Charter Approval”;

4.      The PARTS iD 2020 Equity Incentive Plan:    Pursuant to the terms of the Business Combination Agreement, to approve the adoption of the 2020 Plan, a copy of which is attached hereto as Annex E, and materials thereunder, which we refer to as the “Equity Incentive Plan Approval”;

5.      The PARTS iD 2020 Employee Stock Purchase Plan:    Pursuant to the terms of the Business Combination Agreement, to approve the adoption of the PARTS iD 2020 Employee Stock Purchase Plan, a copy of which is attached hereto as Annex F, and materials thereunder, which we refer to as the “Employee Stock Purchase Plan Approval”.

Q:     What will happen in the Business Combination?

A:     On September 18, 2020, we entered into the Business Combination Agreement with Merger Sub 1, Merger Sub 2, Onyx and Shareholder Representative Services LLC, a Colorado limited liability, solely in its capacity as the Stockholder Representative pursuant to Section 11.16 of the Business Combination Agreement. The Business Combination Agreement provides that, upon the terms and subject to the conditions set forth in the Business Combination Agreement, and pursuant to the terms and subject to the conditions of the Business Combination Agreement, and in accordance with the applicable provisions of the DGCL, (a) Merger Sub 1 will merge with and into Onyx, with Onyx surviving as a direct wholly-owned subsidiary of Merger Sub 2, and (ii) promptly following the First Merger, Onyx, as the First Surviving Company of the First Merger, will merge with and into Merger Sub 2, whereupon the consummation of the Second Merger, Merger Sub 2 will be the Surviving Corporation and Onyx will cease to exist, and Merger Sub 2 will be a direct, wholly owned subsidiary of the Company.

Our securities are currently traded on the NYSE under the ticker symbols “LGC,” “LGC U” and “LGC WS.” Our units will automatically separate into the component securities upon Closing of the Business Combination and, as a result, will no longer trade as a separate security following the Closing. Upon the Closing, we have agreed to change our name to “PARTS iD, Inc. and to cause our shares of Class A Common Stock to be listed on the NYSE (or such other nationally recognized stock exchange on which shares of our Class A Common Stock are then listed) and traded under the symbol “ID” (or such other available trading symbol as the Company and Onyx may mutually agree upon). Pursuant to the proposed Warrant Amendments, at the effective time of the First Merger, each outstanding public warrant and 2,912,230 private placement warrants, which were issued to our Sponsor and are beneficially owned by certain institutional investors of our Sponsor, shall no longer be exercisable to purchase one-half share of Class A Common Stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive cash and shares of Class A Common Stock; provided, that if such beneficial owners cease to beneficially own any of such private placement warrants and the Sponsor becomes the beneficial owner of such private placement warrants, such private placement warrants shall be forfeited. The Warrant Amendments further provide that our Sponsor shall forfeit 14,587,770 private placement warrants held of record and beneficially owned by it.

Q:     When do you expect the Business Combination to be completed?

A:     We are working to complete the Business Combination as quickly as possible. Pursuant to the Second Amendment to our Charter, our deadline to consummate a business combination is November 20, 2020. If we fail to complete a business combination by such date, then we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes and up to $750,000 per annum to fund working capital requirements (less up to $50,000 of such net interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish the rights as stockholders of holders of the public shares (including the right to receive any further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining Stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

Assuming timely satisfaction or (to the extent permitted by law) waiver of the Closing conditions set forth in the Business Combination Agreement, we anticipate that the Business Combination will be completed by the Business Combination Deadline. Completion of the Business Combination is, however, subject to various conditions set forth in the Business Combination Agreement, and it is possible that factors outside our control could prevent us from completing the Business Combination by the Business Combination Deadline. See “The Business Combination Agreement — Conditions to Completion of the Business Combination” beginning on page 61.

Q:     Did the Board approve and recommend the Business Combination?

A:     Yes. The Board, at a meeting held on September 3, 2020, authorized the execution and delivery of the Business Combination Agreement, declared that the transactions contemplated by the Business Combination Agreement, including the Business Combination, are advisable, in the best interests of the Company and our Stockholders, directed that the Business Combination be submitted for consideration by our Stockholders, and recommended that our Stockholders approve the Business Combination in accordance with the terms of the Business Combination Agreement.

Q:     Has Stockholder approval of the Business Combination been obtained?

A:     Yes, Stockholder approval of the Business Combination has been obtained. On September 18, 2020 and October 1, 2020, certain Stockholders holding, in the aggregate, a majority of the issued and outstanding shares of Common Stock as of the Record Date executed and delivered to the Company the Stockholders’ Written Consents approving the Business Combination and the other transactions contemplated by the Business Combination Agreement, including without limitation, the NYSE Approval, the Amended and Restated Charter, the 2020 Plan and the ESPP. The Stockholders’ Written Consents became effective at (i) 11:59 p.m., New York City time, on September 18, 2020 and (ii) 11:59 p.m., New York City time, on October 1, 2020, respectively. The Stockholders’ Written Consents were sufficient to satisfy the stockholder approval requirement for the Business Combination under Delaware law and our organizational documents.

Accordingly, no further action by our Stockholders is required to approve the Business Combination. Thus, your consent is not required and is not being solicited in connection with the approval of the Business Combination. We are not asking you for a proxy and you are requested not to send us a proxy.

Q:     Will there be a meeting of Legacy stockholders for the purpose of approving the Business Combination?

A:     No. Because certain of our Stockholders holding, in the aggregate, a majority of the outstanding shares of Common Stock have approved the Business Combination by written consent without a meeting, a meeting of Stockholders will not be held for that purpose.

Q:     What happens if the Business Combination is not completed?

A:     If we fail to complete the Business Combination by November 20, 2020 as agreed by our Stockholders and Onyx, then we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes and up to $750,000 per annum to fund working capital requirements (less up to $50,000 of such net interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish the rights as stockholders of holders of the public shares (including the right to receive any further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining Stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including trust account assets) will be less than the initial public offering price per unit in the IPO. Please see the section entitled “Risk Factors — Risks Related to the Business Combination.”

Holders of our Founder Shares have waived any right to any liquidation distribution with respect to such shares and the underwriters of our IPO agreed to waive their rights to their deferred underwriting commission held in the trust account in the event we do not complete our initial business combination within the required period. In addition, if we fail to complete a business combination by November 20, 2020, there will be no redemption rights or liquidating distributions with respect to our outstanding warrants, which will expire worthless.

Q:     Is the Business Combination subject to the fulfillment of certain conditions?

A:     Yes. The completion of the Business Combination is subject to the fulfillment or, to the extent permitted by law, waiver of certain conditions set forth in the Business Combination Agreement. If these conditions are not satisfied or (to the extent permitted by law) waived, the Business Combination will not be completed. See “The Business Combination Agreement — Conditions to Completion of the Business Combination” beginning on page 61.

Q:     Am I entitled to exercise appraisal rights in connection with the approval of the Business Combination?

A:     No. No dissenters’ or appraisal rights will be available to holders of shares of Class A Common Stock with respect to the Business Combination or the other transactions contemplated by the Business Combination Agreement.

Q:     What is householding and how does it affect me?

A:     The SEC permits companies to send a single set of our communications to any household at which two or more Stockholders reside, unless contrary instructions have been received, but only if the applicable company provides advance notice and follows certain procedures. In cases where contrary instructions have been received, each Stockholder continues to separately receive our communications. Certain brokerage firms may have instituted householding for beneficial owners of our Common Stock held through brokerage firms. If your family has multiple accounts holding our Common Stock, you may have already received a householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this Information Statement. The broker will arrange for delivery of a separate copy of this Information Statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Q:     Where can I find more information about the Company?

A:     We file periodic reports and other information with the SEC. This information is available on the website maintained by the SEC at www.sec.gov. For a more detailed description of the available information, please refer to “Where You Can Find More Information” beginning on page 149. If a broker, bank, trust or other nominee holds your shares of Common Stock, you should also call your broker, bank, trust or other nominee for additional information.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This Information Statement contains or incorporates by reference “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. These statements may include, but are not limited to, statements regarding the Company’s Business Combination, the financing of the Business Combination, the anticipated timing and consummation of the Business Combination, the benefits of the Business Combination respecting our Stockholders and the associated objectives, expectations and intentions, all statements regarding the Company’s expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, all discussions, expressed or implied, and statements containing words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “can,” “would,” “should,” “will,” “intend,” “may,” “might,” “potential,” “upside” and other similar expressions. All statements in this Information Statement that are not historical facts are forward-looking statements that reflect the best judgment of the Company based upon currently available information. Such forward-looking statements are inherently uncertain, and our Stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause its actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the SEC. These risks, uncertainties and other factors include, among other things:

•        potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Business Combination;

•        uncertainties as to the timing of the Business Combination;

•        adverse effects on our stock price resulting from the announcement of the Business Combination or the failure of the proposed Business Combination to be completed;

•        competitive responses to the announcement of the Business Combination;

•        the risk of exceeding the expected costs of the Business Combination;

•        risks related to disruption of Onyx management’s attention from its ongoing business operations due to the Business Combination;

•        risks related to disputes among Onyx’s existing stockholders, including potential adverse impacts on the Company following the closing of the Business Combination;

•        litigation relating to the Business Combination including, but not limited to, the Stockholder Litigation;

•        the inability to retain key personnel;

•        any changes in general economic and/or industry-specific conditions;

•        adverse changes in U.S. and non-U.S. governmental laws and regulations; and

•        the ability of our Stockholders to realize the anticipated benefits of the Business Combination.

Additional risks, uncertainties and other factors include those discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and subsequent Quarterly Reports on Form 10-Q. All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this Information Statement and attributable to us or any other person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Information Statement or, in the case of the risk factors contained in the Annual Report, as of the date of such report. Except as required by applicable law or regulation, the Company assumes no obligation (and specifically disclaims any such obligation) to publicly update or revise any forward-looking statements contained in this Information Statement.

RISK FACTORS

You should carefully consider the following risk factors in addition to the other information included or incorporated by reference in this Information Statement, including matters addressed in the section entitled “Cautionary Statement Concerning Forward-Looking Statements.” As Legacy’s operations will be those of Onyx upon completion of the Business Combination, a number of the following risk factors relate to the business and operations of Onyx and Legacy, as the successor to such business.

The following discussion should be read in conjunction with the financial statements and notes to the financial statements included herein or incorporated herein by reference, as well as our most recent Registration Statement on Form S-1 (File No. 333-221116) and Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. We caution you not to place undue reliance on the forward-looking statements contained in this Information Statement, which speak only as of the date hereof.

Risks Related to Onyx’s Business and Industry

Onyx depends on search engines and other online sources to attract visitors to its digital commerce platform, and if Onyx is unable to attract these visitors and convert them into customers in a cost-effective manner, its business and results of operations will be harmed.

Onyx’s success depends on its ability to attract customers in a cost-effective manner. Onyx’s investments in marketing may not effectively reach potential consumers or those consumers may not decide to buy from it or the volume of consumers that purchase from it may not yield the intended return on investment. In order to drive traffic to its digital commerce platform, Onyx relies on relationships with providers of online services, search engines, shopping comparison sites and marketplace sites to provide content, advertising banners and other links. In particular, Onyx relies on Google as an important marketing channel, and if Google changes its algorithms or if competition increases for advertisements on Google or Onyx’s other marketing channels, Onyx may be unable to cost-effectively attract customers to its products. During the year ended December 31, 2019, 47% of Onyx’s revenue was directly attributable to organic and paid traffic from Google.

In addition, many of the parties with whom Onyx has online-advertising arrangements could provide advertising services to other companies, including retailers with whom it competes. As competition for online advertising has increased, the cost for these services has also increased. A significant increase in the cost of the marketing channels upon which Onyx relies could adversely impact its ability to attract customers in a cost-effective manner and harm its business and results of operations. Further, while Onyx uses promotions as a way to drive sales, these promotional activities may not drive sales and may adversely affect its gross margins.

Similarly, if any free search engine, price comparison and shopping engine, or marketplace site on which Onyx relies begins charging fees for listing or placement, or if one or more of the search engines, price comparison and shopping engines, marketplace sites or other online sources on which Onyx relies for purchased listings increases their fees, or modifies or terminates its relationship with Onyx, including by restricting certain categories of products, Onyx’s expenses could rise, it could lose customers and traffic to its digital commerce platform could decrease. Moreover, if the use of price comparison and shopping engines by consumers continues to increase in popularity, Onyx may face increased pricing pressure or suffer reduced sales as consumers are more readily able to price compare among online shopping platforms.

If Onyx is unable to manage the challenges associated with its international operations, the growth of its business could be limited and its business could suffer.

Onyx maintains international business operations in Ukraine, Belarus, the Philippines and Costa Rica. This international operation includes development and maintenance of Onyx’s websites and call center and back-office support services. Onyx is subject to a number of risks and challenges that specifically relate to its international operations. Onyx’s international operations may not be successful if it is unable to meet and overcome these challenges, which could limit the growth of its business and may have an adverse effect on its business and operating results. These risks and challenges include:

•        difficulties and costs of staffing and managing foreign operations, including any impairment to its relationship with contractors caused by a reduction in force;

•        restrictions imposed by local labor practices and laws on its business and operations;

•        exposure to different business practices and legal standards;

•        unexpected changes in regulatory requirements;

•        the imposition of government controls and restrictions;

•        political, social and economic instability and the risk of war, terrorist activities or other international incidents;

•        the failure of telecommunications and connectivity infrastructure;

•        natural disasters and public health emergencies, including the ongoing COVID-19 pandemic; and

•        potentially adverse tax consequences, including the possible imposition of increased withholding taxes or the re-classification of contractors as employees under local law.

Onyx’s growth strategy is dependent upon its ability to expand its “iD” branded store in industries outside automotive parts and accessories and to expand beyond its core “do-it-yourself” customer base into “business to business” and “do-it-for-me” customers.

While Onyx’s digital commerce platform initially focused solely on automotive parts and accessories, Onyx believes its platform is scalable and can be applied to other complex product portfolio industries. To that end, in August 2018 Onyx launched seven new parts and accessories verticals — semi truck, motorcycle, powersports, RV/camper, boating, recreation and tools. Onyx has positioned these verticals under the “iD” brand and believes this will drive brand loyalty among customers and reputation among vendors, ultimately increasing customer orders from adjacent markets. However, Onyx can provide no assurance that this strategy will be successful. Onyx’s new parts and accessories verticals may fail to attract new customers or appeal to Onyx’s existing customers of automotive products, or the customers of each vertical may be more segmented than Onyx expects, thereby limiting its ability to develop cross-vertical brand loyalty. Onyx may also struggle to populate its new verticals with a comprehensive assortment of products, which Onyx believes is important to attract and retain customers. Within the automotive parts and accessories space, Onyx’s growth strategy is focused on expanding beyond its core do-it-yourself customer base by increasing business-to-business sales and sales to do-it-for-me customers. These prospective customers may not be receptive to Onyx’s marketing efforts or product offerings or may remain committed to using their existing suppliers. If for these or other reasons Onyx is unable to execute its growth strategy, its results of operations and financial conditions could be adversely affected.

Any failure to maintain the security of the information relating to Onyx’s customers, employees and vendors, whether as a result of cybersecurity attacks on its information systems or otherwise, could damage its reputation, result in litigation or other legal actions against it, cause it to incur substantial additional costs, and materially adversely affect its business and results of operations.

Like most retailers, Onyx receives and stores in its information systems personal information about its customers, employees and vendors. Most of this information is stored digitally in connection with Onyx’s digital commerce platform. Onyx also utilizes third-party service providers for a variety of reasons, including, without limitation, for digital storage technology, back-office support, and other functions. Such providers may have access to information Onyx holds about its customers, employees or vendors. In addition, Onyx depends upon the secure transmission of confidential information over public networks, including information permitting cashless payments.

Cyber threats are rapidly evolving and those threats and the means for obtaining access to information in digital and other storage media are becoming increasingly sophisticated. Cyber threats and cyber-attackers can be sponsored by countries or sophisticated criminal organizations or be the work of hackers with a wide range of motives and expertise. Onyx and the businesses with which it interacts have experienced and continue to experience threats to data and systems, including by perpetrators of random or targeted malicious cyber-attacks, computer viruses, worms, bot attacks or other destructive or disruptive software and attempts to misappropriate customer information, including credit card information, and cause system failures and disruptions. Some of Onyx’s systems have experienced security breaches in the past, and there can be no assurance that similar breaches will not recur in the future.

Employee error or malfeasance, faulty password management, social engineering or other irregularities may also result in a defeat of Onyx or its third-party service providers’ security measures and a breach of its or their information systems. Moreover, hardware, software or applications Onyx uses may have inherent vulnerabilities or defects of design, manufacture or operations or could be inadvertently or intentionally implemented or used in a manner that could compromise information security.

Any compromise of Onyx’s data security systems or of those of businesses with which it interacts, which results in confidential information being accessed, obtained, damaged, modified, lost or used by unauthorized or improper persons, could harm Onyx’s reputation and expose it to regulatory actions, customer attrition, remediation expenses, and claims from customers, employees, vendors, financial institutions, payment card networks and other persons, any of which could materially and adversely affect Onyx’s business operations, financial condition and results of operations. Because the techniques used to obtain unauthorized access, disable or degrade service, or sabotage systems change frequently and may not immediately produce signs of a compromise, Onyx may be unable to anticipate these techniques or to implement adequate preventative measures, and Onyx or its third-party service providers may not discover any security breach, vulnerability or compromise of information for a significant period of time after the security incident occurs.

In addition, such events could be widely publicized and could materially adversely affect Onyx’s reputation with its customers, employees, vendors and stockholders, could harm its competitive position with respect to other digital commerce websites, and could result in a material reduction in net sales from its digital commerce platform. Such events could also result in the release to the public of confidential information about Onyx’s operations and financial condition and performance and could result in litigation or other legal actions against Onyx or the imposition of penalties, fines, fees or liabilities, which may not be covered by its insurance policies. Moreover, a security compromise could require Onyx to devote significant management resources to address the problems created by the issue and to expend significant additional resources to upgrade further the security measures it employs to guard personal and confidential information against cyber-attacks and other attempts to access or otherwise compromise such information and could result in a disruption of its operations.

Onyx accept payments using a variety of methods, including credit and debit cards, online payment systems such as PayPal, Google Pay, Affirm and gift cards, and it may offer new payment options over time. As an online retailer, Onyx is reliant upon third-party payment processors to sell its products, and any interruption to the services provided by such payment processors, including as a result of payment disputes, would have an immediate impact on Onyx’s cash flows, financial position and results of operations. Third-party payment processors may also increase their fees or increase the minimum reserves on Onyx’s accounts, which could decrease Onyx’s profit margin and impair Onyx’s liquidity, respectively.

As a retailer accepting debit and credit cards for payment, Onyx also is subject to various industry data protection standards and protocols, such as payment network security operating guidelines and the Payment Card Industry Data Security Standard. Onyx cannot be certain that the security measures it maintains to protect all of its information technology systems are able to prevent, contain or detect cyber-attacks, cyber terrorism, security breaches or other compromises from known malware or other threats that may be developed in the future. To the extent that any cyber-attack or incursion in Onyx or one of its third-party service provider’s information systems results in the loss, damage, misappropriation or other compromise of information, Onyx may be materially adversely affected by claims from customers, financial institutions, regulatory authorities, payment card networks and others. In certain circumstances, Onyx’s contracts with payment card processors and payment card networks (such as Visa, Mastercard, American Express and Discover) generally require Onyx to adhere to payment card network rules, which could make it liable to payment card issuers and others if information in connection with payment cards and payment card transactions that it processes is compromised or if Onyx permits fraudulent purchased on its platform, which liabilities could be substantial. If the event of a material increase in fraudulent purchases on Onyx’s platform, payment card processors and payment card networks could refuse to process further payments for purchases on Onyx’s platform, which would materially impact Onyx’s results of operations and financial position.

If Onyx’s proprietary data catalog are stolen, misappropriated or damaged, or if a competitor is able to create a substantially similar database without infringing Onyx’s rights, then Onyx may lose an important competitive advantage.

Onyx has invested significant resources and time to build and maintain its proprietary data catalog, which maps stock-keeping units, to relevant product applications based on vehicle years, makes, and models. Onyx believes that its data catalog provides it with an important competitive advantage in both driving traffic to its digital commerce platform and converting that traffic to revenue by enabling customers to quickly locate the parts and accessories they require. Onyx cannot assure you that it will be able to protect its data catalog from unauthorized copying or theft or that such database will continue to operate adequately, without any technological challenges. In addition, it is possible that a competitor could develop a catalog or database that is similar to or more comprehensive than Onyx’s data catalog, without infringing Onyx’s rights. In the event its data catalog is damaged or is stolen, copied or otherwise replicated to compete with Onyx, whether lawfully or not, Onyx may lose an important competitive advantage and its business could be harmed.

Purchasers of aftermarket automotive parts and accessories may not choose to shop online, which would prevent Onyx from acquiring new customers who are necessary to the growth of its business.

The online market for automotive parts and accessories is less developed than the online market for many other business and consumer products and currently represents only a small part of the overall automotive parts and accessories market. Onyx’s success will depend in part on its ability to attract new customers and to convert customers who have historically purchased automotive parts and accessories through traditional retail and wholesale operations. Specific factors that could discourage or prevent prospective customers from purchasing from Onyx include:

•        concerns about buying automotive parts and accessories without face-to-face interaction with sales personnel;

•        the inability to physically handle, examine and compare products;

•        delivery time associated with internet orders;

•        concerns about the security of online transactions and the privacy of personal information;

•        delayed shipments or shipments of incorrect or damaged products;

•        increased shipping costs; and

•        the inconvenience associated with returning or exchanging items purchased online.

If the online market for automotive parts and accessories does not gain widespread acceptance, Onyx’s sales may decline and its business and financial results may suffer.

If demand for Onyx’s products slow, then its business may be materially adversely affected.

Demand for the products Onyx sells may be affected by a number of factors it cannot control, including:

•        the number of older vehicles in service. Vehicles seven years old or older are generally no longer under the original vehicle manufacturers’ warranties and tend to need more maintenance and repair than newer vehicles.

•        the economy. In periods of declining economic conditions, consumers may reduce their discretionary spending by deferring vehicle maintenance or repair. Additionally, such conditions may affect Onyx’s customers’ ability to obtain credit. During periods of expansionary economic conditions, more of Onyx’s do-it-yourself customers may pay others to repair and maintain their vehicles instead of working on their own vehicles, or they may purchase new vehicles.

•        the weather. Milder weather conditions may lower the failure rates of automotive parts, while extended periods of rain and winter precipitation may cause Onyx’s customers to defer maintenance and repair on their vehicles.

•        technological advances. Advances in automotive technology, such as electric vehicles, and parts design can result in cars needing maintenance less frequently and parts lasting longer.

•        the number of miles vehicles are driven annually. Higher vehicle mileage increases the need for maintenance and repair. Mileage levels may be affected by gas prices, ride sharing, the COVID-19 pandemic and related restrictions to slow its spread and other factors.

•        COVID-19 and the related increase in online shopping. During the first quarter of fiscal year 2020, Onyx’s traffic and conversion rate increased substantially, which Onyx’s management attributes to the COVID-19 pandemic and related restrictions to slow its spread. Onyx’s financial projections assume its traffic and conversion rate will remain elevated going forward, so any decline in these factors could cause Onyx to fail to achieve its projections.

•        the quality of the vehicles manufactured by original vehicle manufacturers and the length of the warranties or maintenance offered on new vehicles.

•        restrictions on access to telematics and diagnostic tools and repair information imposed by the original vehicle manufacturers or by governmental regulation. These restrictions may cause vehicle owners to rely on dealers to perform maintenance and repairs.

These factors could result in a decline in the demand for Onyx’s products, which could adversely affect its business and overall financial condition.

Onyx is dependent upon relationships with suppliers in Taiwan and China for the majority of its products.

Onyx acquires a majority of its private label products, and its suppliers acquire a majority of their products, from manufacturers and distributors located in Taiwan and China. Onyx does not have any long-term contracts or exclusive agreements with its foreign suppliers that would ensure its ability to acquire the types and quantities of products it desires at acceptable prices and in a timely manner or that would allow it to rely on customary indemnification protection with respect to any third-party claims similar to some of its U.S. suppliers.

In addition, because many of Onyx’s direct and indirect suppliers are outside of the United States, additional factors could interrupt its relationships or affect its ability to acquire necessary products on acceptable terms, including:

•        political, social and economic instability and the risk of war or other international incidents in Asia or abroad;

•        fluctuations in foreign currency exchange rates that may increase its cost of products;

•        imposition of duties, taxes, tariffs or other charges on imports;

•        difficulties in complying with import and export laws, regulatory requirements and restrictions;

•        natural disasters and public health emergencies, such as the outbreak of COVID-19;

•        import shipping delays resulting from foreign or domestic labor shortages, slow-downs, or stoppages;

•        the failure of local laws to provide a sufficient degree of protection against infringement of its intellectual property;

•        imposition of new legislation relating to import quotas or other restrictions that may limit the quantity of its product that may be imported into the U.S. from countries or regions where it does business;

•        financial or political instability in any of the countries in which its product is manufactured;

•        potential recalls or cancellations of orders for any product that does not meet its quality standards;

•        disruption of imports by labor disputes or strikes and local business practices;

•        political or military conflict involving the U.S. or any country in which its suppliers are located, which could cause a delay in the transportation of its products, an increase in transportation costs and additional risk to product being damaged and delivered on time;

•        heightened terrorism security concerns, which could subject imported goods to additional, more frequent or more thorough inspections, leading to delays in deliveries or impoundment of goods for extended periods;

•        inability of its non-U.S. suppliers to obtain adequate credit or access liquidity to finance their operations; and

•        its ability to enforce any agreements with its foreign suppliers.

If Onyx were unable to import products from China and Taiwan or were unable to import products from China and Taiwan in a cost-effective manner, it could suffer irreparable harm to its business and be required to significantly curtail its operations, file for bankruptcy or cease operations.

From time to time, Onyx may also have to resort to administrative and court proceedings to enforce its legal rights with foreign suppliers. However, it may be more difficult to evaluate the level of legal protection Onyx enjoys in Taiwan and China and the corresponding outcome of any administrative or court proceedings than in comparison to its suppliers in the United States.

Onyx depends on third-party delivery services to deliver products to its customers on a timely and consistent basis, and any deterioration in its relationship with any one of these third parties or increases in the fees that they charge could harm its reputation and adversely affect its business and financial condition.

Onyx relies on third parties for the shipment of products, and it cannot be sure that these relationships will continue on terms favorable to it, or at all. Shipping costs have increased from time to time, and may continue to increase, and Onyx may not be able to pass these costs directly to its customers. Any increased shipping costs could harm Onyx’s business, prospects, financial condition and results of operations by increasing its costs of doing business and reducing gross margins, which could negatively affect its operating results. In addition, Onyx utilizes a variety of shipping methods for outbound logistics. For outbound logistics, Onyx relies on “Less-than-Truckload,” or LTL, and parcel freight based upon the product and quantities being shipped and customer delivery requirements. These outbound freight costs have increased on a year-over-year basis and may continue to increase in the future. Onyx also ships a number of oversized automotive parts and accessories, which may trigger additional shipping costs by third-party delivery services. Any increases in fees or any increased use of LTL would increase Onyx’s shipping costs, which could negatively affect its operating results.

In addition, if Onyx’s relationships with these third parties, especially the single carrier Onyx relies upon for the majority of its shipping needs, are terminated or impaired, or if these third parties are unable to deliver products for Onyx, whether due to a labor shortage, slow down or stoppage, deteriorating financial or business conditions, responses to the COVID-19 pandemic, terrorist attacks or for any other reason, Onyx would be required to use alternative carriers for the shipment of products to its customers. Changing carriers could have a negative effect on Onyx’s business and operating results due to reduced visibility of order status and package tracking and delays in order processing and product delivery, and it may be unable to engage alternative carriers on a timely basis, upon terms favorable to it, or at all.

Onyx relies on bandwidth and data center providers and other third parties to provide products to its customers, and any failure or interruption in the services provided by these third parties could disrupt its business and cause it to lose customers.

Onyx relies on third-party vendors, including data center and bandwidth providers. Any disruption in the network access or co-location services, which are the services that house and provide internet access to Onyx’s servers, provided by these third-party providers or any failure of these third-party providers to handle current or higher volumes of use could significantly harm Onyx’s business. Any financial or other difficulties Onyx’s providers face may have negative effects on its business, the nature and extent of which cannot be predicted. Onyx exercises little control over these third-party vendors, which increases its vulnerability to problems with the services they provide. Onyx also licenses technology and related databases from third parties to facilitate elements of its digital commerce platform. Onyx has experienced and expects to continue to experience interruptions and delays in service and availability for these elements. Any errors, failures, interruptions or delays experienced in connection with these third-party technologies could negatively impact Onyx’s relationship with its customers and adversely affect its business. Onyx’s systems also heavily depend on the availability of electricity, which also comes from third-party providers. If Onyx were to experience a major power outage, it would have to rely on back-up generators. These back-up generators may not operate properly through a major power outage, and their fuel supply could also be inadequate during a major power outage. Information systems such as Onyx’s may be disrupted by even brief power outages, or by the fluctuations in power resulting from switches to and from backup generators. This could disrupt Onyx’s business and cause it to lose customers.

Onyx is highly dependent upon key suppliers.

Onyx’s top ten product suppliers represented approximately 36% of its total revenue during the fiscal year ended December 31, 2019. Onyx’s ability to acquire products from its suppliers in amounts and on terms acceptable to it is dependent upon a number of factors that could affect its suppliers and which are beyond its control. For example, financial or operational difficulties that some of Onyx’s suppliers may face could result in an increase in the cost of the products it purchases from them. If Onyx does not maintain its relationships with its existing suppliers or develop relationships with new suppliers on acceptable commercial terms, it may not be able to continue to offer a broad selection of merchandise at competitive prices and, as a result, it could lose customers and its sales could decline.

Onyx outsources the distribution and fulfillment operation for most of the products it sells and is dependent on drop-ship suppliers to manage inventory, process orders and distribute those products to its customers in a timely manner. For the fiscal year ended December 31, 2019, products shipped by drop-ship suppliers represented the vast majority of Onyx’s total revenue. Because Onyx outsources a number of traditional retail functions to suppliers, it has limited control over how and when orders are fulfilled. Onyx also has limited control over the products that its suppliers purchase or keep in stock. Onyx’s suppliers may not accurately forecast the products that will be in high demand or they may allocate popular products to other resellers, resulting in the unavailability of certain products for delivery to Onyx’s customers. Any inability to offer a broad array of products at competitive prices and any failure to deliver those products to Onyx’s customers in a timely and accurate manner may damage Onyx’s reputation and brand and could cause it to lose customers and its sales to decline.

In addition, the increasing consolidation among automotive parts and accessories suppliers may disrupt or end Onyx’s relationship with some suppliers, result in product shortages and/or lead to less competition and, consequently, higher prices. Furthermore, as part of its routine business, suppliers extend credit to Onyx in connection with its purchase of their products. In the future, Onyx’s suppliers may limit the amount of credit they are willing to extend to Onyx in connection with its purchase of their products, including as a result of Onyx’s public disclosure of its financial statements for the first time. If this were to occur, it could impair Onyx’s ability to acquire the types and quantities of products that it desires from the applicable suppliers on acceptable terms, severely impact its liquidity and capital resources, limit its ability to operate its business and could have a material adverse effect on its financial condition and results of operations.

Onyx is dependent on its suppliers to supply it with products that comply with safety and quality standards at competitive prices and to comply with the terms of their stated customer warranties.

Onyx is dependent on its vendors continuing to supply quality products at favorable prices. If Onyx’s merchandise offerings do not meet its customers’ expectations regarding safety and quality, it could experience lost sales, increased costs and exposure to legal and reputational risk. All of Onyx’s suppliers must comply with applicable product safety laws, and Onyx is dependent on them to ensure that the products its customers buy comply with all safety and quality standards. Events that give rise to actual, potential or perceived product safety concerns could expose Onyx to government enforcement action and private litigation and result in costly product recalls and other liabilities. To the extent Onyx’s suppliers are subject to additional governmental regulation of their product design and/or manufacturing processes, the cost of the merchandise it purchases may rise. In addition, negative customer perceptions regarding the safety or quality of the products Onyx sells could cause its customers to seek alternative sources for their needs, resulting in lost sales. In those circumstances, it may be difficult and costly for Onyx to regain the confidence of its customers.

Onyx is also dependent on its suppliers to comply with the terms of their stated customer product warranties. To the extent that Onyx’s suppliers fail to satisfy legitimate warranty claims asserted by Onyx’s customers, Onyx may be directly responsible for reimbursing such customers, which could have a material adverse effect on its financial condition and results of operations, particularly if one or more of Onyx’s larger suppliers fails to honor its warranty obligations.

Onyx is dependent on a single independent company in Ukraine to recruit and manage its development team and back-office support.

Onyx’s development team and back-office support is recruited and managed by a single independent company in Ukraine. If this company is unable or unwilling to perform according to the terms and timetable agreed to with Onyx or if the company terminates its relationship with Onyx, Onyx may be unable to engage a substitute on commercially reasonable terms, or at all. This would likely result in temporary service disruptions and increased costs, which could have a material adverse effect on Onyx’s business, results of operations and financial condition.

If Onyx fails to offer a broad selection of products at competitive prices or fails to locate sufficient inventory to meet customer demands, its revenue could decline.

In order to expand its business, Onyx must successfully offer, on a continuous basis, a broad selection of automotive parts and accessories that meet the needs of its customers. Products sold by Onyx are used by consumers for a variety of purposes, including repair, performance, improved aesthetics and functionality. In addition, to be successful, Onyx’s product offerings must be broad and deep in scope, competitively priced, well-made, innovative and attractive to a wide range of consumers. Onyx cannot predict with certainty that it will be successful in offering products that meet all of these requirements. Moreover, even if Onyx offers a broad selection of products at competitive prices, it must maintain access to sufficient inventory to meet consumer demand. If Onyx’s product offerings fail to satisfy its customers’ requirements or respond to changes in customer preferences or if Onyx otherwise fails to locate sufficient inventory to meet customer demands, its revenue could decline.

Shifting online consumer behavior regarding automotive parts and accessories could adversely impact Onyx’s financial results and the growth of its business.

Shifting consumer behavior indicates that Onyx’s customers are becoming more inclined to shop for automotive parts and accessories through their mobile devices. Through September 2020, approximately 49% of Onyx’s revenue and 64% of its traffic was attributable to mobile customers. Mobile customers exhibit different behaviors than more traditional desktop-based e-commerce customers. User sophistication and technological advances have increased consumer expectations around the user experience on mobile devices, including speed of response, functionality, product availability, security, and ease of use. If Onyx is unable to continue to adapt its mobile device shopping experience in ways that improve its customers’ mobile experience and increase the engagement of its mobile customers, Onyx’s sales may decline and its business and financial results may suffer.

During the fiscal year ended December 31, 2019, Onyx recorded a net loss, and its net losses may continue during the fiscal year ended December 31, 2020.

During the fiscal year ended December 31, 2019, Onyx incurred a net loss of $655,840, compared to a net loss of $640,403 for the fiscal year ended December 31, 2018. If Onyx’s net losses continue during the fiscal year ended December 31, 2020, they could impact Onyx’s liquidity, as it may not be able to provide positive cash flows from operations in order to meet its working capital requirements. Onyx may need to sell additional assets or seek additional equity or additional debt financing in the future. In such case, there can be no assurance that Onyx would be able to raise such additional financing or engage in such asset sales on acceptable terms, or at all. If Onyx’s net losses were to continue, and if Onyx is not able to raise adequate additional financing or proceeds from asset sales to continue to fund its ongoing operations, it will need to defer, reduce or eliminate significant planned expenditures, restructure or significantly curtail its operations, file for bankruptcy or cease operations.

Onyx may not generate sufficient cash flows to cover its operating expenses, and any failure to obtain additional capital could jeopardize its operations and the cost of capital may be high.

As of June 30, 2020, Onyx had negative working capital of approximately $19.3 million. In the event that Onyx is unable to generate sufficient cash from its operating activities or obtain financing, it could be required to delay, reduce or discontinue its operations and ongoing business efforts. Even if Onyx is able to raise capital, it may raise capital by selling equity securities, which will be dilutive to existing stockholders. If Onyx incurs additional indebtedness, costs of financing may be extremely high, and Onyx will be subject to default risks associated with such indebtedness, which may harm its ability to continue its operations.

Changes in customer, product, vendor or sourcing sales mix could cause Onyx’s gross margin and ultimately operating margins to decline; failure to mitigate these pressures could adversely affect its results of operations and financial condition.

Onyx’s gross margins are dependent on the mix of products it sells, decisions to drop-ship rather than stock products in its distribution centers, decisions to offer private label alternatives or branded offerings, price changes by manufacturers, and pricing actions by competitors. In addition, Onyx’s margin could be adversely affected by any consumer shift away from its private label products.

The global COVID-19 pandemic could harm Onyx’s business, results of operations, financial condition and liquidity.

The global spread of COVID-19 and related measures to contain its spread (such as government-mandated business closures and shelter in-place guidelines) have created significant volatility, uncertainty and economic disruption. Although the COVID-19 pandemic and related measures to contain its spread have not adversely affected Onyx’s results of operations to date, they have adversely affected certain components of Onyx’s business, including by increasing cancellations and shipping times. The extent to which the COVID-19 pandemic impacts Onyx’s business, results of operations, financial condition and liquidity in the future will depend on numerous evolving factors that it cannot predict, including the duration and scope of the pandemic; any resurgence or “second waves” of the pandemic; governmental, business and individuals’ actions that have been and continue to be taken in response to the pandemic; the impact of the pandemic on national and global economic activity, unemployment levels and financial markets; the potential for shipping difficulties, including slowed deliveries to customers; and the ability of consumers to pay for products. The COVID-19 pandemic has generally resulted in a decrease in consumer spending, which could have an adverse impact on Onyx through reduced consumer demand for its products and availability of inventory. Additionally, the COVID-19 pandemic has caused Onyx to require employees to work remotely for an indefinite period of time, which could negatively impact its business and harm productivity and collaboration. If there is a prolonged impact of COVID-19, it could adversely affect Onyx’s business, results of operations, financial condition and liquidity, perhaps materially. The future impact of COVID-19 and these containment measures cannot be predicted with certainty and may increase Onyx’s borrowing costs and other costs of capital and otherwise adversely affect its business, results of operations, financial condition and liquidity, and Onyx cannot assure that it will have access to external financing at times and on terms its considers acceptable, or at all, or that it will not experience other liquidity issues going forward.

To the extent the COVID-19 pandemic adversely affects Onyx’s business, results of operations, financial condition or liquidity, it may also have the effect of heightening many of the other risks described in this “Risk Factors” section.

If commodity prices such as fuel, plastic and steel increase, Onyx’s margins may be negatively impacted.

Increasing prices in the component materials for the parts Onyx sells may impact the availability, the quality and the price of its products, as suppliers search for alternatives to existing materials and increase the prices they charge. Onyx cannot ensure that it can recover all the increased costs through price increases, and its suppliers may not continue to provide a consistent quality of product as they may substitute lower cost materials to maintain pricing levels, all of which may have a negative impact on Onyx’s business and results of operations.

Regulation in the areas of privacy and protection of user data could harm Onyx’s business.

Onyx is subject to laws relating to the collection, use, retention, security, and transfer of personally identifiable information about its users around the world. Much of the personal information that Onyx collects, especially financial information, is regulated by multiple laws. User data protection laws may be interpreted and applied inconsistently from country to country. These laws continue to develop in ways Onyx cannot predict and that may harm its business.

Regulatory scrutiny of privacy, user data protection, use of data and data collection is increasing on a global basis. Onyx is subject to a number of privacy and similar laws and regulations in the countries in which it operates, and these laws and regulations will likely continue to evolve over time, both through regulatory and legislative action and judicial decisions. In addition, compliance with these laws may restrict Onyx’s ability to provide services to its customers that they may find to be valuable. For example, the General Data Protection Regulation (“GDPR”) became effective in May 2018. The GDPR, which applies to all of Onyx’s activities conducted from an establishment in the European Union or related to products and services offered in the European Union, imposes a range of new compliance obligations regarding the handling of personal data. The GDPR imposes significant new obligations and compliance with these obligations depends in part on how particular regulators interpret and apply them. If Onyx fails to comply with the GDPR, or if regulators assert Onyx has failed to comply with the GDPR, it may lead to regulatory enforcement actions, which can result in monetary penalties of up to 4% of worldwide revenue, private lawsuits, or reputational damage. In the U.S., California has adopted the California Consumer Privacy Act of 2018 (“CCPA”), which became effective January 1, 2020 and which provides a new private right of action for data breaches and requires companies that process information on California residents to make new disclosures to consumers about their data collection, use and sharing practices and allow consumers to opt out of certain data sharing with third parties. In addition to the CCPA, several other U.S. states are considering adopting laws and regulations imposing obligations regarding the handling of personal data. Compliance with the GDPR, the CCPA, and other current and future applicable international and U.S. privacy, cybersecurity and related laws can be costly and time-consuming. Complying with these varying national and international requirements could cause Onyx to incur substantial costs or require it to change its business practices in a manner adverse to its business, and violations of privacy-related laws can result in significant penalties.

A determination that there have been violations of laws relating to Onyx’s practices under communications-based laws could also expose it to significant damage awards, fines and other penalties that could, individually or in the aggregate, materially harm its business. In particular, because of the enormous number of emails and other communications Onyx sends to its users, communications laws that provide a specified monetary damage award or fine for each violation (such as those described below) could result in particularly large awards or fines.

For example, the Federal Communications Commission amended certain of its regulations under the Telephone Consumer Protection Act, or TCPA, in 2012 and 2013 in a manner that could increase Onyx’s exposure to liability for certain types of telephonic communication with customers. Under the TCPA, plaintiffs may seek actual monetary loss or statutory damages of $500 per violation, whichever is greater, and courts may treble the damage award for willful or knowing violations. Given the enormous number of communications Onyx sends to its users, a determination that there have been violations of the TCPA or other communications-based statutes could expose Onyx to significant damage awards that could, individually or in the aggregate, materially harm its business.

Onyx posts on its websites its privacy policies and practices concerning the collection, use and disclosure of user data. Any failure, or perceived failure, by Onyx to comply with its posted privacy policies or with any regulatory requirements or orders or other federal, state or international privacy or consumer protection-related laws and regulations, including the GDPR and the CCPA, could result in proceedings or actions against it by governmental entities or others (e.g., class action privacy litigation), subject it to significant penalties and negative publicity, require it to change its business practices, increase its costs and adversely affect its business. Data collection, privacy and security have become the subject of increasing public concern. If internet and mobile users were to reduce their use of Onyx’s websites, mobile platforms, products, and services as a result of these concerns, its business could be harmed. As noted above, Onyx is subject to the possibility of security breaches, which themselves may result in a violation of these laws.

Onyx faces intense competition and operates in an industry with limited barriers to entry, and some of its competitors may have greater resources than it and may be better positioned to capitalize on the growing online automotive aftermarket parts and accessories market.

The parts and accessories industries in which Onyx sells its products are competitive and fragmented, and products are distributed through multi-tiered and overlapping channels. Onyx competes with both online and offline sellers that offer parts and accessories, repair parts and original equipment manufacturer parts to either the do-it-yourself or the do-it-for-me consumer segments. Current or potential competitors include (i) online retailers, including both niche retailers of uncommon, highly specialized products and general retailers of a larger number of broadly available products; (ii) national parts retailers such as Advance Auto Parts, AutoZone, NAPA and O’Reilly Auto Parts; (iii) internet-based marketplaces such as Amazon.com and eBay.com; (iv) discount stores and mass merchandisers; (v) local independent retailers; (vi) wholesale parts distributors and (vii) manufacturers, brand suppliers and other distributors selling online directly to consumers.

Barriers to entry are low, and current and new competitors can launch websites at a relatively low cost. Many of Onyx’s current and potential competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing, technical, management and other resources than it does. For example, in the event that online marketplace companies such as Amazon or eBay, who have larger customer bases, greater brand recognition and significantly greater resources than Onyx does, focus more of their resources on competing in the automotive parts and accessories market, it could have a material adverse effect on Onyx’s business and results of operations. In addition, some of Onyx’s competitors have used and may continue to use aggressive pricing tactics and devote substantially more financial resources to website and system development than Onyx does. Onyx expects that competition will further intensify in the future as internet use and online commerce continue to grow worldwide. Increased competition may result in reduced sales, lower operating margins, reduced profitability, loss of market share and diminished brand recognition.

Additionally, Onyx has experienced significant competitive pressure from certain of its suppliers who are now selling their products directly to customers. Since Onyx’s suppliers have access to merchandise at very low costs, they can sell products at lower prices and maintain higher gross margins on their product sales than Onyx can. Onyx’s financial results have been negatively impacted by direct sales from its suppliers to its current and potential customers, and Onyx’s total number of orders and average order value may decline due to increased competition. Continued competition from Onyx’s suppliers may also continue to negatively impact its business and results of operations, including through reduced sales, lower operating margins, reduced profitability, loss of market share and diminished brand recognition. Onyx has implemented and will continue to implement several strategies to attempt to overcome the challenges created by its suppliers selling directly to its customers and potential customers, including optimizing its pricing, continuing to increase its mix of private label products and improving its diligence commerce platform, which may not be successful. If these strategies are not successful, Onyx’s results of operations and financial condition could be materially and adversely affected.

Onyx could be required to collect additional sales taxes or be subject to other tax liabilities that may increase the costs its customers would have to pay for its products and adversely affect its operating results.

In general, Onyx has not historically collected state or local sales, use, or other similar taxes in any jurisdictions in which it believed it did not have a tax nexus. In addition, Onyx has not historically collected state or local sales, use, or other similar taxes in certain jurisdictions in which it does have a physical presence, in reliance on applicable exemptions. On June 21, 2018, the U.S. Supreme Court decided, in South Dakota v. Wayfair, Inc., that state and local jurisdictions may, at least in certain circumstances, enforce a sales and use tax collection obligation on remote vendors that have no physical presence in such jurisdiction. A number of states have already begun, or have positioned themselves to begin, requiring sales and use tax collection by remote vendors and/or by online marketplaces. The details and effective dates of these collection requirements vary from state to state. While we believe we now collect, remit, and report sales tax in all required states, it is still possible that one or more jurisdictions may assert that we have liability for previous periods for which we did not collect sales, use, or other similar taxes, and if such an assertion or assertions were successful it could result in substantial tax liabilities, including for past sales taxes and penalties and interest, which could materially adversely affect our business, financial condition, and operating results.

Certain U.S. state tax authorities could assert that Onyx has nexus in that state and seek to impose state and local income taxes which could harm its results of operations.

As of the tax year ending December 31, 2019, and for years prior thereto, Onyx filed state income tax returns in New Jersey. There is a risk that state tax authorities in other states could assert that Onyx is liable for state and local income taxes based upon income or gross receipts allocable to such states because Onyx has nexus with those states. Onyx could then be subject to state and local taxation in other states, in lieu of or in addition to, taxation in New Jersey. Penalties and interest could apply to unpaid tax attributable to prior periods. Such tax assessments, penalties and interest may adversely impact Onyx’s results of operations and financial position.

Changes to the automotive industry and consumer views on vehicle ownership could materially adversely affect our business, results of operations and financial condition.

The automotive industry is predicted to experience rapid change in the years to come, including increases in ride-sharing services, advances in electric vehicle production and driverless technology. Ride-sharing services such as Uber and Lyft provide consumers with mobility options outside of traditional vehicle ownership. Manufacturers also continue to invest in increasing production and quality of battery-electric vehicles, which generally require less maintenance than traditional cars and trucks and may be more difficult for do-it-yourself customers to repair. Technological advances are also facilitating the development of driverless vehicles, which may further reduce the need for vehicle ownership. If sales of automotive parts and accessories decline as a result of these or other changes to the automotive industry, our business, results of operations and financial condition could be materially and adversely affected.

Claims of intellectual property infringement by parts manufacturers, distributors or retailers to the validity of aftermarket parts and accessories or related marketing materials could adversely affect Onyx’s business.

Parts manufacturers, distributors and retailers have asserted claims of intellectual property infringement against retailers of aftermarket products, including Onyx. Onyx has received in the past, and anticipates receiving in the future, communications alleging that certain products it sells infringe the patents, copyrights, trademarks and trade names or other intellectual property rights of parts manufacturers, distributors or retailers. Other parts retailers have also asserted ownership of product images that were provided by suppliers for Onyx to use on its online platform. While Onyx now has processes in place to prevent the use of unauthorized product images on its platform, there can be no assurance that such processes will work as intended or prevent future infringement claims.

Infringement claims could result in increased costs of doing business arising from new importing requirements, increased port and carrier fees and legal expenses, adverse judgments or settlements or changes to Onyx’s business practices required to settle such claims or satisfy any judgments. Litigation or regulatory enforcement could also result in interpretations of the law that require Onyx to change its business practices or otherwise increase its costs and harm its business. Onyx may not maintain sufficient, or any, insurance coverage to cover the types of claims that could be asserted. If a successful claim were brought against Onyx, it could expose Onyx to significant liability.

Onyx faces exposure to product liability lawsuits.

The automotive industry in general has been subject to a large number of product liability claims due to the nature of personal injuries that result from car accidents or malfunctions. As a distributor of automotive parts and accessories, including parts and accessories obtained overseas, Onyx could be held liable for the injury or damage caused if the products it sells are defective or malfunction regardless of whether the product manufacturer is the party at fault. While Onyx carries insurance against product liability claims, if the damages in any given action were high or Onyx were subject to multiple lawsuits, the damages and costs could exceed the limits of its insurance coverage or prevent it from obtaining coverage in the future. If Onyx were required to pay substantial damages as a result of these lawsuits, it may seriously harm its business and financial condition. Even defending against unsuccessful claims could cause Onyx to incur significant expenses and result in a diversion of management’s attention. In addition, even if the money damages themselves did not cause substantial harm to Onyx’s business, the damage to its reputation and the brands offered on its digital commerce platform could adversely affect its future reputation and its brand and could result in a decline in its net sales.

If Onyx is unable to protect its intellectual property rights, its reputation and brand could be impaired and it could lose customers.

Onyx regards its trademarks, trade secrets and similar intellectual property such as its “ID” brand, its proprietary digital commerce platform, its proprietary data catalog and its back-end order processing and fulfillment code and process as important to its success. Onyx relies on trademark, patent and copyright law, and trade secret protection, and confidentiality and/or license agreements with employees, customers, partners and others to protect its proprietary rights. Onyx cannot be certain that it has taken adequate steps to protect its proprietary rights, especially in countries where the laws may not protect its rights as fully as in the United States. In addition, Onyx’s proprietary rights may be infringed or misappropriated, and Onyx could be required to incur significant expenses to preserve them. In the past, Onyx has filed litigation to protect its intellectual property rights, including its “ID” brand. The outcome of such litigation can be uncertain, and the cost of prosecuting such litigation may have an adverse impact on Onyx’s earnings. Onyx has common law trademarks, as well as pending federal trademark registrations for several marks and several registered marks. However, any registrations may not adequately cover Onyx’s intellectual property or protect it against infringement by others. Effective trademark, service mark, copyright, patent and trade secret protection may not be available in every country in which Onyx’s products may be made available online. Onyx also currently owns or controls a number of internet domain names, including www.carid.com, www.truckid.com, www.motorcycleid.com, www.powersportsid.com, www.camperid.com, www.boatid.com, www.recreationid.com and www.toolsid.com, and has invested time and money in the purchase of domain names and other intellectual property, which may be impaired if it cannot protect such intellectual property. Onyx may be unable to protect these domain names or acquire or maintain relevant domain names in the United States and in other countries. If Onyx is not able to protect its trademarks, domain names or other intellectual property, it may experience difficulties in achieving and maintaining brand recognition and customer loyalty.

Onyx relies on key personnel and may need additional personnel for the success and growth of its business.

Onyx’s business is largely dependent on the personal efforts and abilities of highly skilled executive, technical, managerial, merchandising, marketing, and call center personnel. Competition for such personnel is intense, and Onyx cannot assure that it will be successful in attracting and retaining such personnel. The loss of any key employee or Onyx’s inability to attract or retain other qualified employees could harm its business and results of operations.

Onyx’s digital commerce platform is dependent on open-source software, which exposes it to uncertainty and potential liability.

Onyx utilizes open-source software such as Linux, Apache, MySQL, PHP, and Perl throughout its digital commerce platform and supporting infrastructure, although it has created proprietary programs. Open-source software is maintained and upgraded by a general community of software developers under various open-source licenses, including the GNU General Public License, or GPL. These developers are under no obligation to maintain, enhance or provide any fixes or updates to this software in the future. Additionally, under the terms of the GPL and other open-source licenses, Onyx may be forced to release to the public source-code internally developed by it pursuant to such licenses. Furthermore, if any of these developers contribute any code of others to any of the software that Onyx uses, Onyx may be exposed to claims and liability for intellectual property infringement and may also be forced to implement changes to the code-base for this software or replace this software with internally developed or commercially licensed software.

System failures, including failures due to natural disasters or other catastrophic events, could prevent access to Onyx’s digital commerce platform, which could reduce its net sales and harm its reputation.

Onyx’s sales would decline and it could lose existing or potential customers if it is not able to access its digital commerce platform or if its digital commerce platform, transactions processing systems or network infrastructure do not perform to its customers’ satisfaction. Any internet network interruptions or problems with Onyx’s digital commerce platform could:

•        prevent customers from accessing such digital commerce platform;

•        reduce its ability to fulfill orders or bill customers;

•        reduce the number of products that it sells;

•        cause customer dissatisfaction; or

•        damage its brand and reputation.

Onyx has experienced brief computer system interruptions in the past, and it believes they may continue to occur from time to time in the future. Onyx’s systems and operations are also vulnerable to damage or interruption from a number of sources, including a natural disaster or other catastrophic event such as an earthquake, typhoon, volcanic eruption, fire, flood, terrorist attack, political unrest, computer viruses, power loss, telecommunications failure, physical and electronic break-ins and other similar events. Onyx also maintains offshore and outsourced operations in the Philippines, an area that has been subjected to a typhoon and a volcanic eruption in the past, and Costa Rica, a seismically active region. Onyx’s engineering and product data development team is located in Ukraine and Belarus, which have been the subject of political unrest. Natural disasters or other catastrophic events may recur in the future and could disrupt the operation of Onyx’s business. Onyx’s technology infrastructure is also vulnerable to computer viruses, physical or electronic break-ins and similar disruptions, and not all of Onyx’s systems and data are fully redundant. Any substantial disruption of Onyx’s technology infrastructure could cause interruptions or delays in its business and loss of data or render it unable to accept and fulfill customer orders or operate its digital commerce platform in a timely manner, or at all.

Onyx generates a portion of its revenue from advertising, and reduced spending by advertisers or new and existing technologies that block ads online could harm its business.

Onyx generates a portion of its revenue from the display of ads online. Expenditures by advertisers tend to be cyclical, reflecting overall economic conditions and budgeting and buying patterns. Adverse macroeconomic conditions can have a material adverse effect on the demand for advertising and cause Onyx’s advertisers to reduce the amounts they spend on advertising, which could harm its results of operations and financial condition.

Onyx’s business could be adversely affected by an ongoing legal proceeding with certain stockholders, and future legal proceedings could prevent the consummation of the Business Combination.

In March 2018, the founders of Onyx, who currently own 48% of Onyx’s outstanding shares of common stock, filed a lawsuit against the majority stockholder, which acquired its 52% interest in Onyx in July 2015, and against Mr. Pathak and certain other individuals and affiliates related to the majority stockholder. The minority stockholders allege, among other things, that they agreed to sell their shares in Onyx in reliance upon statements of the majority stockholder, Mr. Pathak and the other defendants that they subsequently would bring additional investors and capital to Onyx, and that the defendants fraudulently and intentionally made material misstatements concerning Onyx’s valuation to potential investors. The claims of the minority stockholders involve various theories of fraud, breach of fiduciary duties, oppression of minority stockholders, and tortious interference with their prospective economic relations. None of the claims allege breach of any of the contracts entered into in connection with the July 2015 sale of shares to the majority stockholder. On September 30, 2020 certain of Onyx’s minority stockholders filed a motion and form of order seeking to have one of its executive officers removed from his position, and demanding (i) that such officer repay all amounts paid to him since August 4, 2020, and (ii) that Onyx seek repayment of legal and auditing fees incurred.

Depending upon the outcome of certain claims in the legal proceeding, Onyx could be responsible for reimbursement of fees, costs and expenses of the plaintiffs under its legacy indemnification obligations pursuant to indemnification contracts with the respective plaintiffs, its charter and bylaws and New Jersey law. While all or a portion of any such indemnification obligations may be paid by Onyx’s directors’ and officers’ insurance, there can be no assurance as to the amounts that would be paid, if any, by the insurance carriers.

Additionally, among other forms of relief sought, the plaintiffs are seeking rescission of the sale of the 52% interest to the majority stockholder transaction. If granted, a rescission could have a negative impact on Onyx, including the transfer of a majority of its outstanding common stock to the minority stockholders. If any equitable adjustment of the ownership interests of Onyx’s current majority stockholder is made, such actions could result in the resignation or removal of Mr. Pathak or the other designee of the majority stockholder from Onyx’s board of directors and/or members of Onyx’s management team. Accordingly, the legal proceeding could adversely affect the functioning of Onyx’s board of directors and/or executive officers, lead to management distraction and interfere with Onyx’s operations, any of which could materially and adversely harm Onyx’s business and results of operation.

In addition, on October 3, 2020, counsel to the defendants in the Stockholder Litigation received a letter from counsel to the minority stockholders objecting to Onyx Enterprises Canada Inc.’s use of the “drag-along right” under Section 4.5 of the Stockholders Agreement and the proxy granted pursuant to Section 5.1 of the Stockholders Agreement to execute (i) the stockholder written consent, dated September 18, 2020, approving the Business Combination Agreement and (ii) the Stockholder Support Agreements, in each case on behalf of the minority stockholders. The letter also describes the Business Combination as unlawful and threatens further unspecified actions by the minority stockholders. If the minority stockholders are successful in any legal action seeking to declare unlawful the approval of the Business Combination Agreement by Onyx’s stockholders, the Business Combination may not be consummated at the anticipated time, or at all.

Because Onyx is involved in litigation from time to time and is subject to numerous laws and governmental regulations, it could incur substantial judgments, fines, legal fees and other costs as well as reputational harm.

Onyx is sometimes the subject of complaints or litigation from customers, employees, or other third parties for various reasons. For example, Stanislav Royzenshteyn, the former Chief Executive Officer of Onyx, alleged that Onyx failed to pay him amounts owed under his employment agreement, including, but not limited to, unpaid bonuses, salary, personal, sick and vacation days, and employment-related reimbursements. The damages sought against Onyx in some of these litigation proceedings could be substantial. Although Onyx maintains liability insurance for some litigation claims, if one or more of the claims were to greatly exceed its insurance coverage limits or if its insurance policies do not cover a claim, this could have a material adverse effect on its business, financial condition, results of operations and cash flows.

Onyx is also subject to numerous federal, state and local laws and governmental regulations relating to, among other things, environmental protection, product quality and safety standards, labor and employment, discrimination, anti-bribery/anti-corruption, data privacy and income taxes. Compliance with existing and future laws and regulations could increase the cost of doing business and adversely affect Onyx’s results of operations. If Onyx fails to comply with existing or future laws or regulations, it may be subject to governmental or judicial fines or sanctions, while incurring substantial legal fees and costs, as well as reputational risk. In addition, Onyx’s capital and operating expenses could increase due to remediation measures that may be required if Onyx is found to be noncompliant with any existing or future laws or regulations.

For additional information regarding legal actions, claims and administrative proceedings that Onyx believes could have a material adverse effect on its financial position, results of operations or cash flows, including ongoing litigation with certain minority stockholders and the notice of violation it received from the U.S. Environmental Protection Agency, see “Information about Onyx Enterprises Int’l, Corp. — Legal Proceedings.”

Risks Related to Legacy and the Business Combination

We will be forced to liquidate our trust account if we cannot consummate a business combination by the deadline set forth in our Corrected Amended and Restated Certificate of Incorporation, as amended.

Pursuant to our Charter, we must complete our initial business combination by November 20, 2020. If we are unable to timely complete a business combination by the deadline established by the Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in our trust account, including interest (less up to $50,000 of interest to pay dissolution expenses (which interest shall be net of taxes payable and up to $750,000 released to us annually to fund working capital requirements) divided by the number of then outstanding public shares), which redemption will completely extinguish our Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining Stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. If we are forced to redeem or liquidate before the completion of a business combination and distribute our trust account, our Stockholders holding shares of Class A Common Stock may receive less than $10.00 per share and our warrants will expire without payment or other value.

The requirement that we complete a business combination by November 20, 2020, and our lack of prior experience in evaluating or managing companies in the technology industry, may have decreased our ability to conduct due diligence on Onyx, which could undermine our ability to consummate a business combination on terms that would produce value for our Stockholders holding shares of Class A Common Stock.

The requirement that we must complete our Business Combination with Onyx by November 20, 2020, and our lack of experience investing in or managing companies in the technology industry may have limited our ability and available time to conduct due diligence, and the resulting Business Combination may be consummated pursuant to terms that we would have rejected upon a more comprehensive investigation. As a result, our ability to consummate a business combination on terms that would produce value for our Stockholders holding shares of Class A Common Stock may have been reduced.

Since our Sponsor, executive officers and directors will lose their entire investment in Legacy if a business combination is not completed in time, a conflict of interest may arise in determining whether a particular business combination target is appropriate for Legacy’s initial business combination.

In October 2016, our Sponsor purchased an aggregate of 5,750,000 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.003 per share. On September 18, 2017, Legacy effectuated a 1.5-for-1 stock split in the form of a dividend, resulting in 8,625,000 Founder Shares outstanding and held by the Sponsor (up to 1,125,000 of which are subject to forfeiture). The Founder Shares will be worthless if we do not complete an initial business combination. In addition, our Sponsor purchased 17,500,000 private placement warrants, each exercisable for one-half of one share of Legacy’s stock at $5.75 per half share, for a purchase price of $8.75 million that will also be worthless if we do not complete a business combination.

The Founder Shares are identical to the shares of Legacy’s Class A Common Stock except that (i) the Founder Shares are subject to certain transfer restrictions, (ii) Legacy’s initial Stockholders, officers, directors and director nominees entered into a letter agreement with Legacy, pursuant to which they agreed (a) to waive their redemption rights with respect to their Founder Shares and public shares in connection with the completion of Legacy’s initial business combination, (b) to waive their rights to liquidating distributions from the trust account with respect to their Founder Shares if Legacy fails to complete an initial business combination before the deadline for the completion of an initial business combination (although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if Legacy fails to complete a business combination within the prescribed time frame); (iii) the Founder Shares will automatically convert into shares of Legacy’s Class A Common Stock at the time of its initial business combination on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights, as described herein; and (iv) the Founder Shares are subject to registration rights.

The personal and financial interests of Legacy’s executive officers and directors may influence their motivation in approving, promoting and completing the business combination, especially as the November 20, 2020 deadline to consummate a business combination nears.

We do not currently intend to hold an annual meeting of the stockholders until after our consummation of our initial business combination. The Charter specifically denies our Stockholders the ability to call a special meeting.

We do not currently intend to hold an annual meeting of our stockholders until after we consummate the Business Combination. Furthermore, the Charter, pursuant to Article VII, specifically denies the ability of our Stockholders to call a special meeting of stockholders and provides that a special meeting of stockholders may be called only by the chairman of the Board, chief executive officer or the Board pursuant to a resolution adopted by a majority of directors.

We will not obtain an opinion from an unaffiliated third party as to the fairness of the Business Combination to our Stockholders.

We are not required to obtain an opinion from an unaffiliated third party that the price we are paying to consummate the Business Combination is fair to our Stockholders holding shares of Class A Common Stock from a financial point of view. Our Stockholders holding shares of Class A Common Stock must therefore rely solely on the judgment of Legacy’s Board for such assessment.

Your only opportunity to affect the investment decision regarding a potential business combination will be limited to the exercise of your right to tender your public shares to us for cash.

Since the Board has received the requisite stockholder approval to consummate the Business Combination via the First Stockholders’ Written Consent dated September 18, 2020, in accordance with the Charter and the DGCL, our Stockholders holding shares of Class A Common Stock will not have the right or opportunity to vote on the Business Combination with Onyx. Accordingly, your only opportunity to affect the investment decision regarding a potential business combination is limited to deciding whether to support the Business Combination (and not tender any of your public shares or tender all or a portion of your public shares prior to the Expiration Date. In addition, your shares of Class A Common Stock may not be purchased in the Tender Offer if the conditions to the Tender Offer are not satisfied or waived.

If we do not consummate the Business Combination by November 20, 2020, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in our trust account, including interest (less up to $50,000 of interest to pay dissolution expenses (which interest shall be net of taxes payable and up to $750,000 released to us annually to fund working capital requirements) divided by the number of then outstanding public shares, which redemption will completely extinguish the rights of Stockholders holdings shares of Class A Common Stock as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining Stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

In that case, our Stockholders holding shares of Class A Common Stock may be forced to wait beyond November 20, 2020 before the redemption proceeds of our trust account become available to them and they receive their pro rata portion of the proceeds from our trust account. We have no obligation to return funds to our Stockholders holding shares of Class A Common Stock prior to the date of liquidation unless we consummate a business combination prior thereto and only then in cases where investors have sought to redeem their public shares through the Tender Offer. Only upon our redemption or any liquidation will our Stockholders holding shares of Class A Common Stock be entitled to distributions if we are unable to complete a business combination.

The exercise of Legacy’s initial Stockholders’ discretion in agreeing to changes or waivers in the terms of the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination Agreement or waivers of conditions are appropriate and in the best interests of Legacy’s Stockholders.

In the period leading up to the Closing, events may occur that, pursuant to the Business Combination Agreement, would require Legacy to agree to amend the Business Combination Agreement, to consent to certain actions taken by Onyx, or to waive rights that Legacy is entitled to under the Business Combination Agreement. Such events could arise because of changes in the course of Onyx’s business, a request by Onyx to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement, or the occurrence of other events that would have a material adverse effect on Onyx and would entitle Legacy to terminate the Business Combination Agreement. In any such circumstances, it would be at Legacy’s discretion, acting through its Board, to grant its consent or waive those rights. The existence of the financial and personal interests of Legacy’s officers and directors described in the preceding risk factors may result in a conflict of interest on the part of one or more of the directors between what they may believe is best for Legacy and what they may believe is best for themselves in determining whether or not to take the requested action.

If, after we distribute the proceeds in our trust account to our Stockholders holding shares of Class A Common Stock, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover such proceeds, and the members of our Board may be viewed as having breached their fiduciary duties to our creditors, thereby exposing us and the members of our Board to claims of punitive damages.

If, after we distribute the proceeds in our trust account to our Stockholders holding shares of Class A Common Stock, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by Stockholders holding shares of Class A Common Stock could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our Stockholders holding shares of Class A Common Stock. In addition, our Board may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing us and our Board to claims of punitive damages, by paying our Stockholders holding shares of Class A Common Stock from our trust account prior to addressing the claims of creditors.

If, before distributing the proceeds in our trust account to our Stockholders holding shares of Class A Common Stock, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our Stockholders holding shares of Class A Common Stock and the per share amount that would otherwise be received by our Stockholders holding shares of Class A Common Stock in connection with our liquidation may be reduced.

If, before distributing the proceeds in our trust account to our Stockholders holding shares of Class A Common Stock, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in our trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our Stockholders holding shares of Class A Common Stock. To the extent any bankruptcy claims deplete our trust account, the per share amount that would otherwise be received by our Stockholders holding shares of Class A Common Stock in connection with our liquidation will be reduced.

We did not register, and are not registering, the shares of Class A Common Stock issuable upon exercise of the warrants under the Securities Act or any state securities laws, and such registration may not be in place when an investor desires to exercise warrants, thus precluding such investor from being able to exercise its warrants except on a cashless basis and potentially causing such warrants to expire worthless.

We did not register, and are not registering, the shares of Class A Common Stock issuable upon exercise of the warrants under the Securities Act or any state securities laws. However, under the terms of the Warrant Agreement, we have agreed, as soon as practicable, but in no event later than fifteen (15) business days after the closing of our initial business combination, we will use our reasonable best efforts to file, and within sixty (60) business days after the closing of our initial business combination, to have declared effective, a registration statement relating to the Class A Common Stock issuable upon exercise of the warrants, and to maintain a current prospectus relating to such shares of Class A Common Stock until the expiration of the warrants in accordance with the provisions of the Warrant Agreement. We cannot assure you that we will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in the registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current or correct or the SEC issues a stop order. If the shares issuable upon exercise of the warrants are not registered under the Securities Act, we will be required to permit holders to exercise their warrants on a cashless basis. However, no warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder or an exemption from registration is available. Notwithstanding the above, if our Class A Common Stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, but we will use our best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In no event will we be required to net cash settle any warrant, or issue securities or other compensation in exchange for the warrants in the event that we are unable to register or qualify the shares underlying the warrants under applicable state securities laws. If the issuance of the shares upon exercise of the warrants is not so registered or qualified or exempt from registration or qualification, the holder of such warrant shall not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In such event, holders who acquired their warrants as part of a purchase of units will have paid the full unit purchase price solely for the public shares included in the units. We may not redeem the warrants when a holder may not exercise such warrants. However, there may be instances in which holders of our public warrants may be unable to exercise such public warrants but holders of our private warrants may be able to exercise such private warrants.

Our Stockholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our Stockholders holding shares of Class A Common Stock upon the redemption of our public shares in the event we do not complete our initial business combination by November 20, 2020 may be considered a liquidation distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to redeem our public shares as soon as reasonably possible following November 20, 2020 in the event we do not complete our Business Combination and, therefore, we do not intend to comply with those procedures. Because we will not be complying with Section 280, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. If our plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our Stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our Stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of our trust account distributed to our Stockholders holding shares of Class A Common Stock upon the redemption of our public shares in the event we do not complete our initial business combination by November 20, 2020 is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful (potentially due to the imposition of legal proceedings that a party may bring or due to other circumstances that are currently unknown), then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution.

The New York Stock Exchange, or NYSE, may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our units are listed on the NYSE and began trading on November 16, 2017. On November 27, 2017, we announced that holders of our units could elect to separately trade our Class A Common Stock and our public warrants included in the units. On November 30, 2017, our Class A Common Stock and our public warrants began trading on the NYSE under the symbols “LGC” and “LGC WS,” respectively. We cannot assure you that our securities will continue to be listed on the NYSE in the future or prior to our initial business combination. In order to continue listing our securities on the NYSE prior to our initial business combination, we must maintain certain financial, distribution and stock price levels. Generally, we must maintain a minimum number of holders of our securities (200 round lot shareholders). Additionally, in connection with the Business Combination, we will be required to demonstrate compliance with the NYSE’s initial listing requirements, which are more rigorous than the NYSE’s continued listing requirements, in order to continue to maintain the listing of our securities on the NYSE. For instance, our stock price would generally be required to be at least $4 per share. We cannot assure you that we will be able to continue to meet the continued listing required prior to completing the Business Combination or to meet the initial listing requirements in connection with the Business Combination.

If the NYSE delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A Common Stock is a “penny stock,” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the second trading market for our securities;

•        a limited amount of new and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A Common Stock and public warrants are listed on the NYSE, the units, Class A Common Stock and public warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the state of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

Legacy, renamed PARTS iD, Inc. after the Business Combination is consummated, will be an “emerging growth company” and the reduced disclosure requirements applicable to emerging growth companies may make its securities less attractive to investors.

Following the Business Combination, Legacy, renamed PARTS iD, Inc., will be an “emerging growth company,” as defined in the JOBS Act. It may remain an “emerging growth company” until December 31, 2022, the last day of the fiscal year following the fifth anniversary of the completion of Legacy’s initial public offering on November 8, 2017. However, the Company could lose that status sooner if its total annual gross revenues exceed $1.07 billion, if it issues more than $1.0 billion in nonconvertible debt in a three-year period, or if the market value of its shares of common stock held by non-affiliates exceeds $700 million on the last day of the second fiscal quarter of any given fiscal year, in which case the Company would cease to be an emerging growth company as of the following fiscal year. As an emerging growth company, the Company is not required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, which would require the Company’s internal control over financial reporting to be audited by its independent registered public accounting firm, has reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and is exempt from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. Additionally, as an emerging growth company, the Company has elected to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies (as defined under Section 2(a) of the Sarbanes-Oxley Act). As such, the Company’s financial statements may not be comparable to companies that comply with public company effective dates. Investors may find the Company’s Class A Common Stock less attractive because it may rely on these exemptions, or if it chooses to rely on additional exemptions in the future. As a result, there may be a less active trading market for its Class A Common Stock and its stock price may be more volatile.

Following the Business Combination, if securities or industry analysts do not publish or cease publishing research or reports about the Company, its business or its market, or if they change their recommendations regarding the Company’s Class A Common Stock adversely, the price and trading volume of the Company’s Class A Common Stock could decline.

The trading market for the Company’s Class A Common Stock will be influenced by the research and reports that industry or securities analysts may publish about the Company, its business, market or competitors. Securities and industry analysts may never publish research on the Company. If no securities or industry analysts commence coverage of the Company, its stock price and trading volume would likely be negatively impacted. If any of the analysts who may cover the Company change their recommendation regarding its Class A Common Stock adversely, or provide more favorable relative recommendations about its competitors, the price of its Class A Common Stock would likely decline. If any analyst who may cover the Company were to cease coverage of the Company or fail to regularly publish reports on it, it could lose visibility in the financial markets, which could cause the Company’s stock price or trading volume to decline.

Onyx’s minority stockholders have expressed objections to the actions of Onyx’s board of directors and majority stockholder in entering into the Business Combination Agreement and ancillary agreements. If the minority stockholders would be successful in challenging the majority stockholder’s exercise of its “drag-along right,” then the minority stockholders could engage in activities that might be disruptive of the Company’s ongoing business.

Messrs. Royzenshteyn and Gerashenko currently own 48% of the outstanding shares of Onyx common stock and serve on Onyx’s board of directors. In their capacity as Onyx directors, each of them voted against Onyx entering into the Business Combination Agreement. Onyx Enterprises Canada Inc. currently owns 52% of the outstanding shares of Onyx common stock and has two designees on Onyx’s board of directors. The majority stockholder’s two designees on the board, and a third director appointed by the New Jersey Superior Court, voted in favor of entering into the Business Combination Agreement. On behalf of itself, the majority stockholder entered into a written consent of Onyx stockholders approving the Business Combination Agreement and entered into a Stockholder Support Agreement pursuant to which the majority stockholder agreed to, among other things, (i) vote its shares of Onyx common stock (x) to approve the Business Combination Agreement, the Business Combination and any other transactions contemplated thereby, and (y) against any merger or other business combination transaction (other than the Business Combination) that would reasonably be expected to prevent or otherwise adversely affect the Business Combination and any other transactions contemplated thereby, (ii) appoint Legacy as its proxy and attorney-in-fact, with full power of substitution and re-substitution, to vote Onyx Shares (as defined below) in favor of the Business Combination, (iii) waive any dissenters rights which it may have pursuant to the New Jersey Business Corporation Act, (iv) abstain from joining or commencing any action against any parties to the Business Combination Agreement, and (v) release all parties to the Business Combination Agreement from any and all claims, as well as waive or relinquish rights to claims against the parties to the Business Combination Agreement that the Onyx stockholders or any of their affiliates may have had in the past, may now have or may have in the future, subject to certain exceptions, as described therein, including without limitation, any rights related to the Stockholder Litigation. Upon exercise of its “drag-along right” under Section 4.5 of the Stockholders Agreement, the majority stockholder also executed on behalf of each of the minority stockholders the written consent of Onyx stockholders and a Stockholder Support Agreement.

Although approval by the Onyx stockholders of the Business Combination Agreement and the transactions contemplated thereby requires only a majority of the outstanding shares of Onyx common stock, if the minority stockholders would be successful in challenging the validity of documents entered into on their behalf by the majority stockholder, then the minority stockholders may have the ability to commence an action against one or more parties to the Business Combination Agreement, and to pursue claims against such parties even after the closing of the Business Combination. Prior to the closing, the minority stockholders could take actions to delay or prevent the consummation of the Business Combination. Following the Closing, the minority stockholders could engage in litigation against the Company and its directors seeking monetary damages and/or potentially distracting the Company’s directors and officers from executing upon the Company’s business plans. In addition, the Onyx minority stockholders are expected to hold more than 25% of the outstanding shares of the Company following the Closing, and could engage in shareholder activism that may be disruptive to the Company.

Risks Related to the Tender Offer

There is no guarantee that your decision whether or not to tender your public shares will put you in a better future economic position.

We can give no assurance as to the price at which you may be able to sell your public shares in the future following the completion of the Tender Offer. Certain future events may cause an increase in the price of our public shares, and may result in a lower value realized now than you might realize in the future had you not agreed to tender your public shares. Similarly, if you do not tender your public shares, you will continue to bear the risk of ownership of your public shares after the consummation of the Business Combination, and there can be no assurance that you will be able to sell your public shares in the future at a higher price than the purchase price per public share available under the Tender Offer. You should consult your own individual tax and/or financial advisor for assistance on how this may affect your individual situation.

Our purchase of public shares in the Tender Offer will cause our public float to be reduced. As a result, the price of our Class A Common Stock could decline and our continuing Stockholders may be disadvantaged by reduced liquidity in our securities.

The Tender Offer will reduce our “public float” (the number of public shares owned by non-affiliated Stockholders and available for trading in the securities markets) to the extent that public shares that are validly tendered and not withdrawn prior to the Tender Offer expiration date are purchased. In addition, the Tender Offer is likely to reduce the number of beneficial holders of our public shares and may decrease the liquidity of the market for our public shares. Any reduction in our public float may reduce the volume of trading in the public shares and may result in lower stock prices and reduced liquidity in the trading of the public shares following completion of the Tender Offer and might affect our ability to meet the listing standards of the NYSE.

Unaudited Pro Forma Condensed Combined Financial Information

The following unaudited pro forma condensed combined financial statements give effect to the Business Combination as described in the section entitled “The Business Combination Agreement” under the acquisition method of accounting in accordance with Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”). The Business Combination will be accounted for as a reverse merger in accordance with GAAP. Under this method of accounting, Legacy will be treated as the “acquired” company for financial reporting purposes. For accounting purposes, Onyx will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of Onyx (i.e., a capital transaction involving the issuance of stock by Legacy for the stock of Onyx). Accordingly, the assets, liabilities and results of operations of Onyx will become the historical financial statements of the Company, and Legacy’s assets, liabilities and results of operations will be consolidated with Onyx beginning on the acquisition date.

Onyx has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

•        Onyx’s business will comprise the ongoing operations of the combined company immediately following the consummation of the Business Combination, which we refer to herein as “PARTS iD;”

•        Onyx’s senior management will serve as senior management of PARTS iD;

•        Onyx’s existing shareholders will have the greatest voting interest in PARTS iD and a majority interest under both the no and maximum redemption scenarios;

•        Onyx’s existing directors and individuals designated by, or representing, Onyx’s existing shareholders will constitute at least 4 of the 7 members of the initial PARTS iD Board following the consummation of the Business Combination;

•        Onyx’s existing shareholders will have the ability to control decisions regarding election and removal of directors from the PARTS iD Board; and

•        PARTS iD will continue to operate under the Onyx tradename and the headquarters of PARTS iD will be Onyx’s existing headquarters.

The historical financial information has been adjusted in these unaudited pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the Business Combination and the proposed related transactions, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the post-combination company. The unaudited pro forma condensed combined balance sheet is based on Onyx’s unaudited balance sheet as of June 30, 2020 and the unaudited condensed balance sheet of Legacy as of June 30, 2020 and has been prepared to reflect the Business Combination as if it occurred on June 30, 2020. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2020 combines the unaudited historical results of operations of Onyx and the unaudited historical condensed results of operations for Legacy for the six months ended June 30, 2020. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 combines the audited historical results of operations of Onyx and the audited historical results of operations for Legacy for the year ended December 31, 2019. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2020 and for the year ended December 31, 2019 gives pro forma effect to the Business Combination as if it occurred on January 1, 2019, the beginning of the fiscal year presented and carried forward to the subsequent interim period.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2020 was derived from Onyx’s unaudited statement of operations for the six months ended June 30, 2020 and Legacy’s unaudited condensed statement of operations for the six months ended June 30, 2020, each of which is included elsewhere in this information statement. Such unaudited interim financial information has been prepared on a basis consistent with the audited financial statements of Onyx and Legacy, respectively, and should be read in conjunction with the interim unaudited financial statements and audited financial statements and related notes, each of which is included elsewhere in this information statement. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 was derived from Onyx’s audited statement of operations for the year ended December 31, 2019 and Legacy’s audited statement of operations for the year ended December 31, 2019 included elsewhere in this information statement.

These unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would actually have been obtained had the Business Combination been completed on the assumed date or for the periods presented, or which may be realized in the future. The pro forma adjustments are based on the information currently available and the assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information. PARTS iD will incur additional costs after the Business Combination in order to satisfy its obligations as an SEC-reporting public company. In addition, we anticipate the adoption of various stock compensation plans or programs (including the PARTS iD 2020 Equity Incentive Plan and the PARTS iD 2020 Employee Stock Purchase Plan) that are typical for employees, officers and directors of public companies. No adjustment to the unaudited pro forma statement of operations has been made for these items as they are not directly related to the Business Combination and amounts are not yet known.

The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes and the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations for Legacy Acquisition Corp.,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations for Onyx Enterprises Int’l Corp.” and the historical financial statements and notes thereto of Onyx and Legacy, each of which is included elsewhere in this information statement.

The unaudited pro forma condensed combined financial statements have been prepared using two different levels of assumed redemptions of Legacy common stock:

•        Assuming No Redemption:    This scenario assumes that no shares of Legacy Class A Common Stock are redeemed and

•        Assuming Maximum Redemption:    This scenario assumes that all 6,123,000 shares of Legacy Class A Common Stock are redeemed for an aggregate payment of approximately $63.9781 million (based on the estimated per share redemption price of approximately $10.45 per share based on the fair value of marketable securities held in the Trust Account as of June 30, 2020 of approximately $63.978 million from the Trust Account) and this also results in the forfeiture of an additional 3,250,000 Sponsor shares.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2020
(In Thousands)

	Legacy Acquisition Corp	Onyx Enterprises Int’l, Corp	Pro Forma Adjustments	Footnote Reference	Pro Forma Combined (Assuming No Redemptions)	Additional Pro Forma Adjustments (Assuming Maximum Redemption)	Footnote Reference	Pro Forma Combined (Assuming Maximum Redemption)
ASSETS
Current assets
Cash and cash equivalents	$563	$45,697	$63,978	3a	$68,838	$(63,978)	3a	$4,860
			(20,000)	3b
			(21,400)	3d
Accounts receivable		2,122			2,122	—		2,122
Inventory		5,369	—		5,369	—		5,369
Prepaid expenses and other current assets	58	2,337	—		2,395	—		2,395
Total current assets	$621	$55,525	$22,578		$78,724	$(63,978)		$14,746
Cash and investments held in Trust Account	63,978	—	(63,978)	3a	—	—		—

Property and equipment, net	—	11,165	—		11,165	—		11,165
Intangible assets	—	222	—		222	—		222
Other assets	—	268	—		268	—		268
TOTAL ASSETS	$64,599	$67,180	$(41,400)		$90,379	$(63,978)		$26,401

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable	$993	$44,670	$—		$45,663	$—		$45,663
Customer deposits	—	20,817	—		20,817	—		20,817
Accrued expenses	2,697	5,197	(2,600)	3d	5,294	—		5,294

Preferred stock dividend payable	—	42	—		42	—		42
Notes payable	5,575	20	(5,575)	3d	20	—		20
Other current liabilities	—	4,065	—		4,065	—		4,065
Total current liabilities	$9,265	$74,811	$(8,175)		$75,901	$—		$75,901
Deferred underwriters’ fee	10,500	—	(4,500)	3d	—	—		—
			(6,000)	3d
Deferred tax liabilities	—	188	—		188	—		188
Notes payable, net of current portion		9	—		9	—		9
Total liabilities	19,765	75,008	(18,675)		76,098	—		76,098
Common stock subject to possible redemption	39,834	—	(39,834)	3a	—	—		—
Stockholders’ Equity (Deficit)
Preferred stock	—	—	—		—	—		—
Class A common stock	—	—	—	3a	4	(1)	3a	3
						—	3c
Class F common stock	1		—	3b				—
			—	3c

			3	3c
Ordinary shares	—	—	—		—	—		—
Additional paid-in-capital	2,029	5,001	39,834	3a	34,331	(63,977)	3a	(29,646)

			—	3c
			—	3c
			259,997	3b
			(260,000)	3b
			(20,000)	3b
			4,500	3d
			2,970	3e

Retained earnings (accumulated deficit)	2,970	(12,829)	(400)	3d	(20,054)	—		(20,054)
			(1,525)	3d
			(5,300)	3d
			(2,970)	3e
Total stockholders’ equity (deficit)	$5,000	$(7,828)	$17,109		$14,281	$(63,978)		$(49,697)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$64,599	$67,180	$(41,400)		$90,379	$(63,978)		$26,401

See accompanying notes to unaudited pro forma condensed combined financial information

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended June 30, 2020
(In Thousands Except Share and Per Share Amounts)

	Legacy Acquisition Corp	Onyx Enterprises Int’l, Corp	Pro Forma Adjustments	Footnote Reference	Pro Forma Combined (Assuming No Redemptions)	Additional Pro Forma Adjustments (Assuming Maximum Redemption)	Footnote Reference	Pro Forma Combined (Assuming Maximum Redemption)
E-commerce revenue, net	$—	$184,580	$—		$184,580	—		$184,580
Cost of goods sold	—	145,213	—		145,213	—		145,213
Gross profit	—	39,367	—		39,367	—		39,367
Operating expenses
Advertising	—	15,391	—		15,391	—		15,391
Selling, general and administrative	1,973	18,748	—		20,721	—		20,721
Depreciation	—	3,308	—		3,308	—		3,308
Total operating expenses	1,973	37,447	—		39,420	—		39,420
Income (loss) from operations	(1,973)	1,920	—		(53)	—		(53)
Other income (expense):
Interest and other income	1,041	—	(1,041)	4a	—	—		—
Interest expense	(52)	(7)	—		(59)	—		(59)
Total other income (expense)	989	(7)	(1,041)		(59)	—		(59)
Income (loss) before income taxes	(984)	1,913	(1,041)		(112)	—		(112)
Provision for income taxes	(198)	(484)	198	4a	(484)	—		(484)
Net income (loss)	$(1,182)	$1,429	$(843)		$(596)	$—		$(596)
Less: Preferred stock dividends	—	(250)	250	4b	—	—		—
Net loss attributable to ordinary shareholders	$(1,182)	$1,179	$(593)		$(596)	$—		$(596)

Two Class Method for Per Share Information:
Net income (loss) per Class A share – basic and diluted	$0.12				$(0.02)			$(0.02)
Weighted average Class A shares outstanding – basic and diluted	6,123,000		4,500,000	5a	36,623,000	(6,123,000)	5a	27,250,000
			26,000,000	5a		(3,250,000)	5a

Net income (loss) per Class B share – basic and diluted	$(0.26)				—			—
Weighted average Class B shares outstanding – basic and diluted	7,500,000		(3,000,000)	5a	—			—
			(4,500,000)	5b

See accompanying notes to unaudited pro forma condensed combined financial information

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2019
(In Thousands Except Share and Per Share Amounts)

	Legacy Acquisition Corp	Onyx Enterprises Int’l, Corp	Pro Forma Adjustments	Footnote Reference	Pro Forma Combined (Assuming No Redemptions)	Additional Pro Forma Adjustments (Assuming Maximum Redemption)	Footnote Reference	Pro Forma Combined (Assuming Maximum Redemption)
E-commerce revenue, net	$—	$287,821	$—		$287,821	—		$287,821
Cost of goods sold		226,604	—		226,604	—		226,604
Gross profit	—	61,217	—		61,217	—		61,217
Operating expenses
Advertising	—	20,988	—		20,988	—		20,988
Selling, general and administrative	3,775	35,147	—		38,922	—		38,922
Depreciation	—	5,847	—		5,847	—		5,847
Total operating expenses	3,775	61,982	—		65,757	—		65,757
Income (loss) from operations	(3,775)	(765)	—		(4,540)	—		(4,540)
Other income (expense):
Interest and other income	6,482	—	(6,482)	4a	—	—		—
Interest expense	—	(35)			(35)	—		(35)
Total other income (expense)	6,482	(35)	(6,482)		(35)	—		(35)
Income (loss) before income taxes	2,707	(800)	(6,482)		(4,575)	—		(4,575)
Provision for income taxes	(1,320)	144	1,320	4a	144	—		144
Net income (loss)	$1,387	$(656)	$(5,162)		$(4,431)	$—		$(4,431)
Less: Preferred stock dividends	—	(500)	500	4b
Net loss attributable to ordinary shareholders	$1,387	$(1,156)	$(4,662)		$(4,431)	$—		$(4,431)

Two Class Method for Per Share Information:
Net income (loss) per Class A share – basic and diluted	$0.16				$(0.12)			$(0.16)
Weighted average Class A shares outstanding – basic and diluted	29,867,000		4,500,000	5a	36,623,000	(6,123,000)	5a	27,250,000
			26,000,000	5a		(3,250,000)	5b
			(23,744,000)	5a

Net income (loss) per Class B share – basic and diluted	$(0.46)				—			—
Weighted average Class B shares outstanding – basic and diluted	7,500,000		(3,000,000)	5a	—			—
			(4,500,000)	5a

See accompanying notes to unaudited pro forma condensed combined financial information

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Description of Transaction

On September 18, 2020, Legacy Acquisition Corp., a Delaware corporation (“Legacy” or the “Company”), and Onyx Enterprises Int’l, Corp., a New Jersey corporation (“Onyx”), entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among Legacy, Excel Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Legacy and directly owned subsidiary of Merger Sub 2 (“Merger Sub 1”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of Legacy (“Merger Sub 2”), Onyx, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the stockholder representative pursuant to the terms of Section 11.16 of the Business Combination Agreement (the “Stockholder Representative”).

Pursuant to the Business Combination Agreement, at the closing, Legacy will pay to the Onyx common stockholders, in the form of shares of Legacy Class A common stock valued at $10.00 per share, an amount equal to the sum of (a) $260,000,000, (b) plus the amount, if any, by which the net working capital of Onyx exceeds a net working capital target, (c) minus the amount, if any, by which the net working capital exceeds the net working capital of Onyx, (d) plus $25,000,000, which represents cash that will be retained by Onyx, (e) minus the amount of indebtedness of Onyx, (f) minus $20,000,000 to be paid to the holders of the outstanding shares of the preferred stock, no par value per share, of Onyx, (g) minus the amount of all of Onyx’s transaction expenses, (h) minus $3,000,000 (the “Adjustment Reserve Amount”), to be held in reserve by Legacy for potential post-closing purchase price adjustments, (i) minus $350,000 for the stockholder representative reserve fund to be used for paying directly, or reimbursing the Stockholder Representative for, any third party expenses pursuant to the Business Combination Agreement and the agreements ancillary thereto, and (j) unless certain claims are resolved prior to closing (as described below), minus $7,500,000 (the “Indemnification Expense Reserve Amount”), to be held in reserve by Legacy for reimbursement of certain potential indemnification expenses that may become payable by Onyx.

The purchase price will be estimated at closing and will be subject to a post-closing reconciliation process. Any unused portion of the Adjustment Reserve Amount following such reconciliation, or any unused portion of the Indemnification Expense Reserve Amount, will be paid to the Onyx common stockholders by issuance of additional shares of Class A common stock in accordance with the terms of the Business Combination Agreement.

Concurrently with the execution of the Business Combination Agreement, Legacy Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), Legacy and the Stockholder Representative, entered into a sponsor support agreement (the “Sponsor Support Agreement”). Pursuant to the Sponsor Support Agreement, the Sponsor agreed to, immediately prior to the closing, (i) assign and transfer to the Company for cancellation 3,000,000 shares of Class F common stock (the “Forfeited Shares”) and (ii) assign and transfer to the Company for cancellation 14,587,770 of its private placement warrants to purchase shares of Class A common stock (the “Equity Reduction Warrants”), which excludes 2,912,230 warrants that are currently allocated to and beneficially owned by certain institutional investors of the Sponsor. The Forfeited Shares and the Equity Reduction Warrants are each being forfeited as partial consideration for the Sponsor Deferred Shares (as defined below).

The Sponsor further agreed that (i) if the amount of funds available in the trust fund established by Legacy for the benefit of its public stockholders (the “Trust Fund”), after giving effect to the exercise of redemption rights by the redeeming stockholders of Legacy, is less than $54,000,000, then immediately prior to the closing of the Business Combination, the Sponsor shall surrender and forfeit up to a maximum of 3,250,000 shares of Class F common stock (the “Equity Reduction Shares”), pursuant to a calculation described in the Sponsor Support Agreement and (ii) that if, and to the extent, that Legacy pays its transaction expenses from the Trust Fund in excess of $16,400,000, then the Sponsor shall surrender and forfeit to Legacy up to a maximum of 3,250,000 shares of Class F common stock (the “Expense Reduction Shares”), pursuant to a calculation described in the Sponsor Support Agreement. In no event shall the sum of the Expense Reduction Shares and the Equity Reduction Shares exceed 3,250,000 shares of Class F common stock.

The Sponsor will have the ability to earn back up to 50% of the sum of the number of Equity Reduction Shares and the number of Expense Reduction Shares based on the average trading share price of Legacy’s Class A common stock over a 730 calendar day period immediately following closing (the “Sponsor Deferred Shares”).

For additional information regarding the terms of the Business Combination, see the section entitled “Approval No. 1 — The Business Combination Approval” in this information statement.

The following unaudited pro forma condensed combined financial statements have been prepared using two different levels of assumed redemptions of Legacy common stock:

•        Assuming No Redemption:    This scenario assumes that no shares of Legacy Class A Common Stock are redeemed and

•        Assuming Maximum Redemption:    This scenario assumes that all 6,123,000 shares of Legacy Class A Common Stock are redeemed for an aggregate payment of approximately $63.9781 million (based on the estimated per share redemption price of approximately $10.45 per share based on the fair value of marketable securities held in the Trust Account as of June 30, 2020 of approximately $63.978 million from the Trust Account) and this also results in the forfeiture of an additional 3,250,000 Sponsor shares.

2. Basis of Presentation

The following unaudited pro forma condensed combined financial statements give effect to the Business Combination under the acquisition method of accounting in accordance with Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”). The Business Combination will be accounted for as a reverse merger in accordance with GAAP. Under this method of accounting, Legacy will be treated as the “acquired” company for financial reporting purposes. For accounting purposes, Onyx will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of Onyx (i.e., a capital transaction involving the issuance of stock by Legacy for the stock of Onyx). Accordingly, the assets, liabilities and results of operations of Onyx will become the historical financial statements of PARTS iD, and Legacy’s assets, liabilities and results of operations will be with Onyx beginning on the acquisition date.

The unaudited pro forma condensed combined balance sheet as of June 30, 2020 was derived from Onyx’s unaudited balance sheet as of June 30, 2020 and Legacy’s unaudited condensed balance sheet as of June 30, 2020. The unaudited pro forma condensed combined balance sheet as of June 30, 2020 assumes that the Business Combination and the related proposed financing transactions were completed on June 30, 2020.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2020 was derived from Onyx’s unaudited statement of operations for the six months ended June 30, 2020 and Legacy’s unaudited condensed statement of operations for the six months ended June 30, 2020. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 was derived from Onyx’s audited statement of operations for the year ended December 31, 2019 and Legacy’s audited statement of operations for the year ended December 31, 2019 and gives pro forma effect to the Business Combination and the related proposed financing transactions as if they had occurred on January 1, 2019, the beginning of the fiscal year presented and carried forward to the subsequent interim period.

3. Adjustments and Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

The pro forma adjustments to the unaudited combined pro forma balance sheet as of June 30, 2020 consist of the following:

(a)     Reflects the withdrawal of funds from Legacy’s Trust Account of approximately $63.978 million of cash in the Trust Account at June 30, 2020 as well as the reclassification of approximately $39.834 million of common stock subject to redemption to stockholders’ equity. In the maximum redemption scenario, all of the approximately $63.978 million of cash remaining in the Trust Account is assumed to be withdrawn from the Trust Account to fund the redemption of all 6,123,000 shares of Legacy Class A Common Stock outstanding.

(b)    Reflects (i) payment of the purchase price of the Onyx shares representing 26 million shares of Legacy Class A Common Stock valued at $10.00 per share or $260 million in the aggregate and (ii) the payment of $20 million to the holders of the Onyx 1,000,000 shares of preferred stock outstanding for the purchase of all of their preferred stock.

(c)     Reflects the Sponsor’s forfeiture of its 14,587,770 outstanding Private Placement Warrants and 3,000,000 of its shares of Class F Common Stock for no consideration pursuant to the Sponsor Support Agreement. In the maximum redemption scenario, also reflects the forfeiture of an additional 3,250,000 million shares under the Sponsor Support Agreement. No effect is given in the pro forma balance sheet for any restoration of the Sponsor Deferred Shares over time as such amount is not determinable.

(d)    Reflects the payment of transaction costs incurred in connection with the Business Combination estimated to be approximately $21.4 million, consisting of (i) approximately $0.4 million of joint costs, (ii) approximately $15.7 million of Legacy transaction costs (excluding approximately $0.7 million in future required payments to the trust account) including approximately $6 million of deferred underwriting compensation, approximately $4.125 million of expenses (approximately $2.6 million are accrued at June 30, 2020) and $5.575 million to settle notes payable (including approximately $5.575 million notes payable and approximately $60 thousand of accrued interest) and (iii) approximately $5.3 million of Onyx transaction costs. The adjustment also reflects the reduction in the deferred underwriting fee of $4.5 million, from $10.5 million to $6.0 million, agreed with the underwriter.

(e)     This adjustment reflects the elimination of Legacy’s retained earnings and Onyx’s par value of common and preferred stock upon consummation of the Business Combination.

4. Adjustments and Notes to Unaudited Pro Forma Condensed Combined Statements of Operations

The pro forma adjustments to the unaudited condensed combined pro forma statements of operations for the six months ended June 30, 2020 and the year ended December 31, 2019 consist of the following:

(a)     Elimination of interest income, and related federal income taxes, on the Legacy Trust Account assets.

(b)    Reflects the elimination of preferred stock dividends as such Onyx preferred shares will be acquired from the holders in connection with the Closing of the Business Combination.

5. Earnings per Share

The pro forma adjustments to the unaudited condensed combined pro forma statements of operations earnings per share for the six months ended June 30, 2020 and the year ended December 31, 2019 consist of the following:

(a)     Reflects (i) the forfeiture under the Sponsor Support Agreement of 3,000,000 Legacy Class F common shares, (ii) the conversion of the remaining 4,500,000 shares of Legacy Class F Common Stock to shares of Legacy Class A Common Stock in connection with the Business Combination, (iii) the issuance of 26,000,000 shares of Legacy Class A Common Stock to Onyx shareholders upon Closing of the Business Combination pursuant to the Business Combination Agreement and, for the year ended December 31, 2019, the reduction in outstanding shares associated with the Extension Agreement in order to allow additional time to complete the business combination.

In the maximum redemption scenario, the redemption of all 6,123,000 outstanding shares of Legacy Class A Common Stock is assumed for a payment of $63.978 million from the trust assets at approximately $10.45 per share (the per share amount in the trust account at June 30, 2020).

The unaudited pro forma condensed combined basic and diluted earnings per share calculations are based on the historical Legacy weighted average number of shares outstanding as follows:

Class A shares –	Six Months ended June 30, 2020	Year ended December 31, 2019
Weighted average shares – basic and diluted, as reported	6,123,000	29,867,000
Sponsor Class F shares to be converted to Class A shares	7,500,000	7,500,000
Less: Sponsor Class F shares forfeited at closing	(3,000,000)	(3,000,000)
Add: Net Sponsor Class F shares converted to Class A shares	4,500,000	4,500,000
Add: Closing merger consideration payable in stock	26,000,000	26,000,000
Less: Reduction for shares redeemed for Extension Agreement	—	(23,744,000)
Weighted average shares – basic and diluted, pro forma	36,623,000	36,623,000
Less: Additional Shares Assumed Redeemed	(6,123,000)	(6,123,000)
Additional Sponsor shares forfeited	(3,250,000)	(3,250,000)
Weighted average shares pro forma – basic and diluted, Maximum Redemptions	27,250,000	27,250,000

Legacy currently has outstanding warrants to purchase up to a total of 36,092,750 shares of Legacy Class A Common Stock. Because the warrants are exercisable at a per share amount ($11.50) exceeding the current market price of Legacy common stock, any shares that would be issued upon exercise of the warrants are considered anti-dilutive and therefore are not included in earnings per share.

COMPARATIVE PER SHARE INFORMATION

The following table sets forth selected historical comparative share information for Legacy and Onyx and unaudited pro forma condensed combined per share information of PARTS iD after giving effect to the Business Combination, assuming two redemption scenarios as follows:

•        Assuming No Redemption:    This scenario assumes that no shares of Legacy Class A Common Stock are redeemed; and

•        Assuming Maximum Redemption:    This scenario assumes that all 6,123,000 shares of Legacy Class A Common Stock are redeemed for an aggregate payment of approximately $63.9781 million (based on the estimated per share redemption price of approximately $10.45 per share based on the fair value of marketable securities held in the Trust Account as of June 30, 2020 of approximately $63.978 million from the Trust Account and this also results in the forfeiture of an additional 3,250,000 Sponsor shares.

The pro forma book value information reflects the Business Combination as if it had occurred on June 30, 2020. The weighted average shares outstanding and net loss per share information give pro forma effect to the Business Combination as if it had occurred on January 1, 2019.

This information is only a summary and should be read together with the selected historical financial information included elsewhere in this information statement, and the historical financial statements of Legacy and Onyx and related notes that are included elsewhere in this information statement. The unaudited pro forma combined per share information of Legacy and Onyx is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this information statement.

The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of Legacy and Onyx would have been had the companies been combined during the periods presented.

			Combined Pro Forma
	Legacy (Historical)	Onyx (Historical)	(Assuming No Redemption)	(Assuming Maximum Redemption)
As of and for the six months ended June 30, 2020(3):
Book value per share(1)	$2.34	$(18.77)	$0.14	$(0.14)
Weighted average shares outstanding of common stock – basic and diluted	6,123,000	417	36,623,000	27,250,000
Net income (loss) per share of common stock – basic and diluted	$0.12	$2,828	$(0.02)	$(0.02)

For the year ended December 31, 2019(2):
Weighted average shares outstanding of common stock – basic and diluted	27,867,000	417	36,623,000	27,250,000
Net income (loss) per share of common stock – basic and diluted	$0.16	$(2,772)	$(0.12)	$(0.16)

____________

(1)      Book value per share = (Total equity excluding preferred shares and redeemable shares)/(shares outstanding excluding redeemable shares).

(2)      There were no cash dividends declared on any common stock in the periods presented.

APPROVAL NO. 1 — THE BUSINESS COMBINATION APPROVAL

The following discussion of the Business Combination does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement, which is attached to this Information Statement as Annex B and incorporated by reference into this Information Statement. You are urged to read the entire Business Combination Agreement carefully as it is the legal document that governs the Business Combination.

The Business Combination Approval

The Stockholders approved the Business Combination Agreement, dated September 18, 2020, by and among the Company, Merger Sub 1, Merger Sub 2, Onyx and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative pursuant to Section 11.16 of the Business Combination Agreement, pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein and in accordance with the applicable provisions of the DGCL, (a) Merger Sub 1 will merge with and into Onyx, with Onyx surviving as a direct wholly-owned subsidiary of Merger Sub 2, and (ii) promptly following the First Merger, Onyx, as the First Surviving Company of the First Merger, will merge with and into Merger Sub 2, whereupon the consummation of the Second Merger, Merger Sub 2 will be the Surviving Corporation and Onyx will cease to exist, and Merger Sub 2 will be a direct, wholly owned subsidiary of the Company. Following the Closing, the Surviving Corporation will continue as the operating company and wholly-owned subsidiary of the Company.

The following is a summary of the material provisions of the Business Combination Agreement, a copy of which is attached to this Information Statement as Annex B and is incorporated by reference into this Information Statement. The summary may not contain all of the information about the Business Combination Agreement that is important to you. We encourage you to read carefully the Business Combination Agreement in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the Business Combination Agreement and not by this summary or any other information contained in this Information Statement.

The Business Combination Agreement and the below description have been included to provide investors and security holders with information regarding the terms of the Business Combination Agreement. They are not intended to provide any other factual information about the parties thereto or their respective subsidiaries or affiliates or equity holders. The representations, warranties and covenants contained in the Business Combination Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Business Combination Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the parties thereto or any of their respective subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Reorganization

Onyx, Merger Sub 1 and Merger Sub 2 will undertake the Mergers to effectuate a reorganization within the meaning of Section 368(a) of the Code. The Business Combination will result in Legacy owning directly 100% of the outstanding shares of the Surviving Corporation.

Parties to the Business Combination

Legacy Acquisition Corp.

Legacy is a blank check company incorporated on March 15, 2016 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Legacy has not engaged in any operations nor generated any revenue to date. Based on its business activities, the Company is a “shell company” as defined under the Exchange Act, because it has no operations and nominal assets consisting almost entirely of cash.

Legacy’s securities are traded on the NYSE under the ticker symbols “LGC,” “LGC U” and “LGC WS.” Legacy’s units will automatically separate into the component securities upon Closing of the Business Combination and, as a result, will no longer trade as a separate security following the Closing. Upon the Closing, we have agreed to change our name to “PARTS iD, Inc.” and to cause our shares of Class A Common Stock to be listed on the NYSE (or such other nationally recognized stock exchange on which shares of our Class A Common Stock are then listed) and traded under the symbol “ID” (or such other available trading symbol as the Company and Onyx may mutually agree upon). Pursuant to the proposed Warrant Amendments, at the effective time of the First Merger, each outstanding public warrant and 2,912,230 private placement warrants, which were issued to our Sponsor and are beneficially owned by certain institutional investors of our Sponsor, shall no longer be exercisable to purchase one-half share of Class A Common Stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive cash and shares of Class A Common Stock; provided, that if such beneficial owners cease to beneficially own any of such private placement warrants and the Sponsor becomes the beneficial owner of such private placement warrants, such private placement warrants shall be forfeited. The Warrant Amendments further provide that our Sponsor shall forfeit 14,587,770 private placement warrants held of record and beneficially owned by it.

The mailing address of Legacy’s principal executive office is 1308 Race Street, Suite 200, Cincinnati, Ohio 45202.

Onyx Enterprises Int’l, Corp.

Onyx is a technology-driven, digital commerce company focused on creating custom infrastructure and unique user experiences within niche markets. Onyx was founded in 2008 with a vision of creating a one-stop eCommerce destination for the automotive parts and accessories market. Onyx has since become a market leader and proven brand-builder, fueled by its commitment to delivering a revolutionary shopping experience; comprehensive, accurate and varied product offerings; and continued digital commerce innovation.

At its core, Onyx’s technology solution is a data and information platform that enables and facilitates a differentiated digital commerce experience within complex product markets, as opposed to a pure eCommerce or electronics retailer. The deep technology platform that Onyx has built integrates software engineering with catalog management, data intelligence, mining and analytics, along with user interface development that utilizes distinctive rules-based parts fitment software capabilities. In order to handle the ever-growing need for accurate automotive product and parts data, Onyx has utilized cutting-edge computational and software engineering techniques, including Bayesian classification, to enhance and improve data records and product information and also deliver an engaging user experience.

Through the journey of building one of the world’s most comprehensive and complex product portfolios, as well as a proprietary end-to-end digital commerce platform, Onyx has developed a distinctive proprietary technology platform for both digital commerce and fulfillment, relying on insights gleaned from over 14 billion data points related to car parts, a virtual shipping network comprising over 2,500 locations, nearly 5,000 active brands, and machine-learning algorithms for complex fitment industries such as vehicle parts and accessories.

While Onyx’s platform has been initially focused on automotive parts and accessories, Onyx believes its platform is scalable and ready to be applied to other complex, multi-dimensional fitment, product portfolio industries. To that end, while remaining focused on the automotive parts and accessories market, in August 2018 Onyx launched seven new complementary parts and accessories verticals — semi truck, motorcycle, powersports, RV/camper, boating, recreation and tools.

The mailing address of Onyx’s principal executive office is 1 Corporate Dr. Ste. C, Cranbury, New Jersey 08512.

The Business Combination Agreement

On September 18, 2020, Legacy entered into the Business Combination Agreement with Merger Sub 1, Merger Sub 2, Onyx and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative pursuant to Section 11.16 of the Business Combination Agreement, pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, the applicable parties will effectuate the Mergers and Business Combination upon the terms and conditions set forth therein.

Business Combination Consideration

If the Business Combination is completed, the Company will pay to the Onyx common stockholders, in the form of shares of Legacy Class A Common Stock valued at $10.00 per share, the Aggregate Purchase Price.

Additionally, if the Business Combination is completed, at Closing, (a) each share of Merger Sub 1 Common Shares issued and outstanding immediately prior to the effectiveness of the First Merger will be converted into and become one validly issued, fully paid and nonassessable share of Onyx Common Shares, and (b) each share of Onyx Common Shares (other than Dissenting Shares and Cancelled Shares) shall be automatically converted into the right to receive (i) the Closing Share Consideration, (ii) the per share amount of payments, if any, to holders of Onyx Common Shares under Section 2.5(c) of the Business Combination Agreement, and (iii) the per share amount of any other release to holders of Onyx Common Shares generally under the Business Combination Agreement, in each case determined by dividing the aggregate amount of such released amounts by the aggregate number of shares of Onyx Common Shares outstanding immediately prior to the effectiveness of the First Merger.

Trust Account

Legacy has established a trust account at Union Bank of Switzerland (“UBS”) (with Continental Stock Transfer & Trust Company (“Trustee”) acting as trustee) into which substantially all of the proceeds received by Legacy as a result of the IPO plus additional funds from its sale of private placement warrants have been deposited for the benefit of Legacy’s Stockholders holding shares of Class A Common Stock. As of the record date, Legacy had approximately $63,800,000 in the trust account and held in trust by the Trustee pursuant to that certain Investment Management Trust Agreement, dated as of November 16, 2017, by and between Legacy and the Trustee, as amended from time to time (the “Trust Agreement”). Prior to the Closing, Legacy may disburse monies from the trust account only in accordance with the express terms of the Trust Agreement. If the transactions contemplated by the Business Combination Agreement (or, upon termination of the Business Combination Agreement, if the transactions contemplated by another business combination) are not consummated by November 20, 2020 (assuming the November 20, 2020 deadline is extended in due course), Legacy will be obligated to return to its Stockholders the amount being held in the trust account, unless such date is otherwise extended pursuant to the terms of our Charter.

Warrant Amendments

In connection with the Business Combination Agreement, Legacy agreed to use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding public warrants to (a) amend the Warrant Agreement to provide, among other things, that each outstanding public warrant will no longer be exercisable to purchase one-half share of Class A Common Stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead will be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the trust account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A Common Stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A Common Stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A Common Stock (the “Public Warrant Amendment”), and (b) to amend the Warrant Agreement to provide, among other things, that 2,912,230 private placement warrants issued pursuant to that certain Sponsor Warrants Purchase Agreement, dated as of October 24, 2017, between Legacy and Sponsor, and not owned by Sponsor, shall no longer be exercisable to purchase one-half share of Class A Common Stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the trust Account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A Common Stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A Common Stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A Common Stock (the “Private Warrant Amendment” and together with the Public Warrant Amendment, the “Warrant Amendments”). Please see section entitled “Related Transaction Agreements — Warrant Holder Support Agreements.”

The Warrant Amendments require the approval by holders of at least 65% of the outstanding public warrants. In connection with obtaining the requisite warrant holder consent to the Warrant Amendments, Legacy will file a consent solicitation statement with the SEC and mail the consent solicitation statement and the related consent to the public warrant holders of record as promptly as practicable, but in any event not later than (i) 10 days from the date of the Business Combination Agreement and (ii) seven business days following delivery of Onyx’s historical financials (the “TO Commencement Date”). In connection with the Warrant Amendments being sought, Legacy has entered into warrant holder support agreements with holders of approximately 65.02% of the outstanding public warrants who agreed to vote in favor of and consent to the Warrant Amendments (the “Warrant Holder Support Agreements”).

Because the public warrants held by the holders who already agreed to consent to the Warrant Amendments exceeds the requisite threshold required to approve the Warrant Amendments, Legacy expects that the Warrant Amendments will be approved.

Post-Closing Purchase Price Adjustment

Within 90 days after the Closing, Legacy will prepare and deliver to each of the Stockholder Representative and Sponsor a statement (the “Final Purchase Price Calculation Statement”) setting forth, in reasonable detail, Legacy’s calculations of (i) the amount of the Closing Net Working Capital, (ii) Closing Indebtedness, (iii) Company Transaction Expenses, and (iv) the resulting Aggregate Purchase Price based on the foregoing and the other elements set forth in the Business Combination Agreement.

•        If the calculation of the Aggregate Purchase Price, as calculated in the Final Purchase Price Calculation Statement, exceeds the Estimated Purchase Price by more than $1,500,000, thus resulting in a payment owed by Legacy to the Onyx common stockholders, such Onyx common stockholders will receive payment in the form of shares of Legacy Class A Common Stock valued at $10.00 per share, calculated as set forth in the Business Combination Agreement.

•        If the Estimated Purchase Price exceeds the Aggregate Purchase Price, as calculated in the Final Purchase Price Calculation Statement, thus resulting in a payment owed by the Onyx common stockholders to Legacy, Legacy will receive payment from the Adjustment Reserve Amount in the form of shares of Legacy Class A Common Stock valued at $10.00 per share, up to, but not exceeding US$3,000,000.

Under the Business Combination Agreement:

•        “Adjustment Reserve Amount” means shares of Legacy Class A Common Stock equal to $3,000,000 divided by $10.00, to be held by Legacy pursuant to the terms of the Business Combination Agreement.

•        “Company Takeover Proposal” means any inquiry, proposal or offer from any person or group relating to, in a single transaction or series of related transactions, any (a) direct or indirect acquisition or exclusive license of 20% or more of the assets of Onyx (based on the fair market value thereof) or assets comprising 20% or more of the revenues, net income or EBITDA (net income, before interest, taxes, depreciation and amortization) of Onyx, (b) direct or indirect acquisition of 20% or more of the outstanding common stock, no par value per share, of Onyx or the outstanding voting power of Onyx (or any other equity interests of Onyx representing such voting power giving effect to any right of conversion or exchange thereof), (c) tender offer or exchange offer that if consummated would result directly or indirectly in any person or group (or the stockholders of any person or group) beneficially owning 20% or more of the outstanding common stock, no par value per share, of Onyx or the outstanding voting power of Onyx (or any other equity interests of Onyx representing such voting power giving effect to any right of conversion or exchange thereof), (d) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or other transaction involving Onyx which would result in any person or group (or the stockholders of any person or group) beneficially owning, directly or indirectly, 20% or more of the outstanding common stock, no par value per share, of Onyx or the outstanding voting power of Onyx or of the surviving entity in a merger involving Onyx or the resulting direct or indirect parent of Onyx or such surviving entity (or any equity interests of Onyx representing such voting power giving effect to any right of conversion or exchange thereof) or (e) any combination of the foregoing.

•        “Company Transaction Expenses” means (a) all expenses of Onyx and the holders of Onyx’s outstanding capital stock incurred prior to the Closing in connection with the preparation, execution, and consummation of the Business Combination Agreement, the transactions contemplated by the Business Combination Agreement to be consummated on or before the Closing, and the Closing, including transaction-related bonuses and stock appreciation rights payable to employees of Onyx upon Closing (other than as a result of Legacy’s decision to terminate employees at or after Closing) and fees and disbursements of attorneys, investment bankers, accountants, the Stockholder Representative, and other advisors and service providers, payable by Onyx (prior to the Closing) and which, in each case, have not been paid as of the Closing and (b) one-half of the filing fees under Section 6.1 of the Business Combination Agreement and one-half of the SEC registration and NYSE listing fees incurred in connection with, or the amount of which are known and will become due solely as a result of, consummation of the transactions contemplated by the Business Combination Agreement, in an aggregate amount under this clause (b) not to exceed $250,000. Company Transaction Expenses will not include any amounts that are accrued in the calculation of Closing Net Working Capital.

•        “Encumbrance” means any mortgage, pledge, security interest, charge, lien, option or other right to purchase, restriction or reservation or any other encumbrance whatsoever.

•        “Major Contract” means the contracts listed on Section 3.8(a) of the Disclosure Schedules to the Business Combination Agreement.

•        “Ordinary Course of Business” means any action (which includes, for this definition, any failure to take action), condition, circumstance or status of or regarding a person that is: (a) consistent with the past practices of such person and is taken or exists in the ordinary course of the normal operations of such person; or (b) similar in nature and magnitude to actions customarily taken or not taken by such person.

•        “Permitted Encumbrance” means any: (a) Encumbrance for any tax, assessment or other governmental charge that is not yet due and payable; (b) Encumbrance arising under any original purchase price conditional sales contract or equipment lease entered into in the Ordinary Course of Business which are not, individually or in the aggregate, material to the business of Onyx; (c) easement, covenant, condition or restriction of record which are not, individually or in the aggregate, material to the business of Onyx; (d) easement, covenant, condition or restriction not of record which are not, individually or in the aggregate, material to the business of Onyx and as to which no material violation or encroachment exists or, if such violation or encroachment exists, as to which the cure of such violation or encroachment would not materially interfere with the conduct of the business of Onyx; (e) zoning or other governmentally established Encumbrance which are not, individually or in the aggregate, material to the business of Onyx; (f) pledge or deposit to secure any obligation under any workers or unemployment compensation law or to secure any other public or statutory obligation; (g) mechanic’s, materialmen’s, landlord’s, carrier’s, supplier’s or vendor’s lien or similar Encumbrance arising or incurred in the Ordinary Course of Business of the applicable person that secures any amount that is not overdue for a period of more than 90 days or that are being contested in good faith through (if then appropriate) appropriate proceedings; or (h) railroad trackage agreement, utility, slope or drainage easement, right-of-way easement or lease which are of record and which are not, individually or in the aggregate, material to the business of Onyx.

•        “Stockholder Representative” means Shareholder Representative Services LLC.

•        “Tender Offer” means an offer to purchase all outstanding shares of Legacy’s Class A Common Stock.

Representations and Warranties

In the Business Combination Agreement, Onyx made customary representations and warranties relating to corporate existence, power and organizational documents; corporate authorization; governmental authorization; non-contravention; ownership; consents; financial statements; absence of certain changes; properties and assets; litigation; contracts; licenses and permits; compliance with laws; intellectual property; employee plans; labor matters; tax matters; finders’ fees; data privacy and security; related party transactions; anticorruption and improper payments; and other customary representations and warranties.

In the Business Combination Agreement, Legacy made customary representations and warranties relating to corporate existence and power and organizational documents; corporate authorization; governmental authorization; non-contravention; finders’ fees; issuance of shares; capitalization; information supplied; trust account; listing; Legacy required vote and approval; Legacy SEC documents and financial statements; litigation; compliance with laws; investment company status; accredited investor status; interested party transactions; interim operations; availability of funds; and other customary representations and warranties.

Covenants of the Parties

Under the Business Combination Agreement, Onyx and Legacy made certain covenants, including, among other things, the following:

Onyx Covenants

Unless different time periods are provided below, all obligations of Onyx in the following covenants commence on the Agreement Date.

•        Onyx agreed that, during the period from the Agreement Date through the date of the Closing, it would conduct its business only in the Ordinary Course of Business and not (i) issue or otherwise allow to become outstanding or redeem or otherwise acquire any equity interest of Onyx, other than in the ordinary course administration of any Onyx benefit plan; (ii) split, combine, or reclassify any equity interests of Onyx; (iii) make any purchase, sale, or disposition of any asset (including by merging or consolidating with, or by purchasing a substantial portion of the stock or assets of, any other person) of more than $500,000 individually or $2,000,000 in the aggregate, except in the Ordinary Course of Business; (iv) grant any encumbrance on any material asset, other than (A) pursuant to a Major Contract or (B) any Permitted Encumbrance; (v) sell, assign, convey, transfer, abandon, allow to lapse, fail to maintain or dispose of any of the Onyx’s intellectual property, or fail to take reasonable measures to protect the confidentiality or value of any material trade secrets; (vi) become a guarantor with respect to any obligation of any other person or assume any obligation of any such person for borrowed money; (vii) incur any indebtedness for borrowed money that cannot be prepaid at any time without penalty; (viii) except in its Ordinary Course of Business, enter into any contract that would, if existing on the Agreement Date, be a Major Contract, or amend or terminate any Major Contract in any respect that is material and adverse to Onyx; (ix) (A) fail to prepare and timely file all material tax returns with respect to tax returns required to be filed by Onyx before Closing or timely withhold and remit any taxes or (B) make or change any material election with respect to taxes; (x) (A) adopt or change any material accounting method or principle, except as required under United States generally accepted accounting principles (“GAAP”) or (B) change any annual accounting period; (xi) except in its Ordinary Course of Business or as may be required under any existing contract or applicable law, (A) enter into any employment agreement or grant any bonus or otherwise materially increase the compensation payable to or to become payable to, or benefits of, any director, officer or management level employee with an annual salary of more than $200,000 other than annual cost of living or merit increases of not more than 5% (as determined by reference to the employees of Onyx in the aggregate), or (B) amend in any material respect or terminate any Onyx benefit plan or enter into any new arrangements that would, if existing on the date hereof, constitute an Onyx benefit plan; (xii) amend any of Onyx’s organizational documents; (xiii) pay, discharge, settle or satisfy any material liability, except (A) in its Ordinary Course of Business or (B) to the extent reflected or reserved for on the Interim Balance Sheet (as defined in the Business Combination Agreement); (xiv) commence or settle any litigation claim that is pending or threatened against, relating to or involving the Onyx or its stockholders, other than in the Ordinary Course of Business, if the settlement amount would not be covered by insurance or reserves reflected in the Onyx’s financial statements and would be in excess of $500,000 individually or $2,000,000 in the aggregate or that would materially and adversely affect the ability of Onyx or its stockholders to consummate the transactions contemplated by the Business Combination Agreement; (xv) file a petition in bankruptcy under any provisions of federal or state bankruptcy law or consent to the filing of any bankruptcy petition against such entity under any other similar applicable law; or (xvi) abandon or discontinue any material existing aspect of the business of Onyx or enter into any material new line of business; or (xvii) agree or commit to do any of the foregoing.

•        Onyx agreed that, during the period from the Agreement Date through the effective time of the First Merger or the termination of the Business Combination Agreement, neither it nor any of its stockholders would, and Onyx would cause each authorized representative or agent of its stockholders or Onyx not to, directly or indirectly, solicit, initiate, seek, or encourage any inquiry, proposal or offer from or furnish any information to any person (other than Legacy or any person on its behalf) regarding any transaction that would constitute a Company Takeover Proposal.

•        Onyx agreed, during the period from the Agreement Date through the date of the Closing and in connection with Legacy’s preparation of the Information Statement, any other filing required to be made by Legacy with the SEC under the Exchange Act or any responses to any comments from the SEC relating to the Information Statement, the Schedule TO or other required filings, to use its commercially reasonable efforts to provide Legacy, and to use its commercially reasonable efforts to cause its representatives, including legal and accounting representatives, to provide all cooperation reasonably requested by Legacy that is customary in connection with the preparation of the Information Statement, Schedule TO and such other filings or responses to SEC comments, which may include, among other things, obtaining the consents of any auditor to the inclusion of the financial statements of Onyx in the Information Statement and other filings with the SEC. Onyx further agreed that it will use commercially reasonable efforts to provide all information reasonably necessary for Legacy to prepare and file the Information Statement and Schedule TO no later than October 2, 2020 (or as soon as reasonably practicable thereafter).

•        Onyx agreed to deliver, no later than one business day following the Agreement Date, a copy of the executed written consent of the requisite stockholders of Onyx approving the Business Combination Agreement.

•        Onyx and the holders of Onyx’s outstanding capital stock agreed to take all necessary action to cause the Stockholders Agreement, dated July 17, 2015, the Investor Rights Agreement, dated July 17, 2015, and any voting agreement, voting trust agreement, or similar document of or regarding Onyx as of the Agreement Date to be terminated effective immediately prior to the Closing.

Legacy Covenants

Unless different time periods are provided below, all obligations of Legacy in the following covenants commence on the Agreement Date.

•        Legacy agreed that throughout the 12-month period after Closing, it will, or will cause one or more of its affiliates to, provide each employee of Onyx (i) base salary or hourly wages which are no less than the base salary or hourly wages provided by Onyx immediately prior to the Closing and (ii) target bonus and incentive opportunities which are no less than the target bonus and incentive opportunities, if any, provided by Onyx immediately prior to the Closing.

•        Legacy agreed that throughout the 12-month period after Closing, it will, or will cause one or more of its affiliates to, provide to each employee of Onyx (and their dependents) employee benefits that as a whole are at least comparable in all material respects to the employee benefits received by the employees (and their dependents) as employees of Onyx immediately before Closing.

•        Legacy agreed that at all times from and after Closing, it will, or will cause an affiliate to, make available all COBRA coverage, with respect to current or former employees of Onyx or their dependents who are classified as “M&A Qualified Beneficiaries” within the meaning of Treasury Regulation Section 54.4980B-9.

•        Legacy agreed that throughout the six-year period after Closing, it will (i) prevent the amendment, repeal or modification of any provision in any of its organizational documents relating to exculpation or indemnification of directors and officers, (ii) pay or cause to be paid all amounts required to be indemnified by the Surviving Corporation for acts or omissions prior to the First Effective Time of Onyx’s former officers, directors, governors, members, partners or managers holding office before the First Effective Time, and (iii) maintain (or cause to be maintained) in effect directors’ and officers’ liability insurance covering acts or omissions occurring before the effective time of the First Merger of such officers, directors, governors, members, partners, or managers on terms no less favorable than those of the current directors’ and officers’ liability insurance.

•        Legacy agreed that it would not, and it would cause each of its authorized representatives or agents not to, directly or indirectly, solicit, initiate, seek, or encourage any inquiry, proposal, or offer from, furnish any information to, or participate in any discussion or negotiation with any person (other than Onyx, its stockholders or any person on their behalf) regarding any transaction (other than the transactions contemplated by the Business Combination Agreement) that would constitute a business combination.

•        Legacy agreed that, during the period from the Agreement Date through the date of the Closing, it would conduct its business only in the Ordinary Course of Business and not (i) except as mutually agreed in writing by Legacy and Onyx, issue or otherwise allow to become outstanding or redeem or otherwise acquire any equity interest of Legacy or right to any such equity interest; (ii) split, combine, or reclassify any equity interests of Legacy; (iii) make any purchase, sale, or disposition of any material asset (including by merging, consolidating or entering into a business combination with, or by purchasing a substantial portion of the stock or assets of, any other person); (iv) grant any encumbrance on any material asset, other than (i) pursuant to a Legacy Major Contract (as defined in the Business Combination Agreement) or (ii) any Permitted Encumbrance; (v) become a guarantor with respect to any obligation of any other person or assume any obligation of any such person for borrowed money; (vi) incur any indebtedness for borrowed money that cannot be prepaid at any time without penalty; (vii) except in its Ordinary Course of Business, enter into any contract that would, if existing on the date hereof, be a “Buyer Major Contract (as defined in the Business Combination Agreement),” or amend or terminate any Buyer Major Contract in any respect that is material and adverse to Legacy; (viii) (A) fail to prepare and timely file all material tax returns with respect to tax returns required to be filed by Legacy before Closing or timely withhold and remit any taxes or (B) make or change any material election with respect to taxes; (ix) (A) adopt or change any material accounting method or principle, except as required under GAAP or (B) change any annual accounting period; (x) amend any of its organizational documents; (xi) pay, discharge, settle or satisfy any material liability, except in its Ordinary Course of Business; (xii) commence or settle any litigation claim that is pending or threatened against, relating to or involving Legacy; (xiii) file a petition in bankruptcy under any provisions of federal or state bankruptcy law or consent to the filing of any bankruptcy petition against such entity under any other similar applicable law; (xiv) establish any subsidiary or enter into any new line of business; (xv) enter into any contract with respect to the voting of Legacy securities; (xvi) make any capital expenditure; (xvii) take any action that would reasonably be expected to significantly delay or impair (A) the timely filing of any of its public filings with the SEC (giving effect to permitted extensions), or (B) its compliance in all material respects with applicable laws relating to securities; or (xviii) agree or commit to do any of the foregoing.

•        Legacy agreed that prior to the Closing, none of the funds held in the trust account would be used or released except (i) for the withdrawal of interest to pay franchise and income taxes, (ii) up to $187,500 to fund working capital requirements, and (iii) to effectuate the Tender Offer. Legacy agreed that at the Closing, the funds in the trust account, after taking into account payments for the Redemption (as defined below), would first be used (a) to pay the Preferred Payment and (b) up to $16,400,000 to pay all of Legacy’s transaction expenses. Legacy agreed that any remaining proceeds would be distributed to Onyx and used for working capital and general corporate purposes. Thereafter, Legacy agreed that the trust account and Trust Agreement would be terminated.

•        Legacy agreed that as promptly as practicable, and in any event not later than the TO Commencement Date, Legacy would commence (under the meaning of Rule 14d-2 under the Exchange Act) an offer to purchase all outstanding shares of Legacy Common Stock for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account, less taxes and interest.

•        Legacy further agreed that (i) no shares of Legacy’s Class A Common Stock held by Legacy will be tendered in the Tender Offer, (ii) Legacy will use its commercially reasonable efforts to conduct the Tender Offer without Stockholder vote pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act which regulates issuer tender offers and in compliance with the requirements of the Charter, and (iii) will file tender offer documents with the SEC.

•        Legacy agreed to execute and deliver a Registration Rights Agreement in the form attached as Exhibit 8.7 to the Business Combination Agreement.

•        Legacy agreed that it would, within one day following the Agreement Date, enter into an amended and restated lock-up agreement with the Sponsor on the same terms as those provided in Section 2.7 of the Business Combination Agreement.

•        Legacy agreed to take such steps as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable to the issuance of the Legacy Common Stock in connection with the transactions contemplated by the Business Combination Agreement and the registration and resale of the Legacy Common Stock pursuant to the Registration Rights Agreement.

•        Legacy agreed to obtain the written consent of its Stockholders approving the Actions and promptly following the delivery of such written consent, to provide its Stockholders an opportunity in accordance with its organizational documents and the final prospectus for Legacy’s initial public offering dated November 16, 2017 to have their shares of Legacy Class A Common Stock redeemed (the “Redemption”).

•        Legacy agreed to cause its Class A Common Stock to be approved for listing on the NYSE (or such other nationally recognized stock exchange on which shares of Legacy Class A Common Stock are then listed), subject to official notice of issuance, prior to the Closing. Legacy agreed that from and after the Closing, it would be listed on the NYSE (or such other nationally recognized stock exchange on which shares of Legacy Class A Common Stock are then listed) as “ID” or such other available trading symbol as Legacy and Onyx may mutually agree upon.

•        Legacy agreed that prior to the Closing Date, Legacy would file all SEC documents required to be filed by Legacy subsequent to the Agreement Date and would keep current and timely file all of its SEC documents and otherwise comply in all material respects with applicable securities laws and it would use its commercially reasonable efforts to maintain the listing of the Legacy public units, the Legacy Class A Common Stock and the public warrants on the NYSE (or such other nationally recognized stock exchange on which shares of Legacy Class A Common Stock are then listed).

•        Legacy agreed, until the seventh anniversary of the Closing, to retain all books, records and other documents pertaining to the business of Onyx in existence on the date of Closing and make the same available for inspection and copying by the Stockholder Representative during normal business hours, upon reasonable request and upon reasonable notice. No such books, records or documents shall be destroyed after the seventh anniversary of the Closing by Legacy without first advising the Stockholder Representative in writing and giving the Stockholder Representative a reasonable opportunity to obtain possession thereof.

•        Legacy agreed to take all necessary action, including causing its directors to resign or otherwise be removed from their positions, so that the post-Closing directors of Legacy will be Edwin Rigaud, Darryl McCall, Richard White, and four additional directors designated by Onyx. Further, Legacy agreed to take all necessary action, including causing its executive officers to resign or otherwise be removed from their positions effective as of the Closing so that Antonino Ciappina will be the chief executive officer of Legacy and Kailas Agrawal will be the Chief Financial Officer of Legacy immediately after the Closing.

•        Legacy agreed not to elect under Treasury Regulation § 301.7701-3 to cause Merger Sub 2 to be treated as a corporation for federal income tax purposes effective for any period on or before the date of the Second Merger or otherwise cause Merger Sub 2 not to be treated as a disregarded entity wholly owned by Legacy for the same period.

•        Legacy agreed to use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding public warrants that were initially issued to investors in the IPO to approve the Warrant Amendments.

Mutual Covenants

Unless different time periods are provided below, all obligations of each of Onyx and Legacy in the following covenants commence on the Agreement Date.

•        Each of Onyx and Legacy agreed to use its commercially reasonable efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary or advisable to cause the conditions to Closing to be satisfied as promptly as practicable (and in any event no later than the Outside Date) and to consummate and make effective in the most expeditious manner practicable, each of the transactions contemplated by the Business Combination Agreement.

•        Each of Onyx and Legacy agreed to prepare and file promptly and fully all documentation to effect all necessary filings, notifications, notices, petitions, statements, registrations, submissions of information, applications and other documents, including required and/or recommended filings under applicable Antitrust Laws.

•        Each of Onyx and Legacy agreed to obtain as promptly as practicable (and in any event no later than the Outside Date) all approvals, consents, clearances, expirations or terminations of waiting periods, registrations, permits, authorizations and other confirmations from any Governmental Authority or third party necessary, proper or advisable to consummate the transactions contemplated by the Business Combination Agreement.

•        Each of Onyx and Legacy agreed to defend any proceedings, whether judicial or administrative, challenging the Business Combination Agreement or the consummation of the transactions contemplated by the Business Combination agreement and obtain as promptly as practicable all necessary consents, approvals or waivers from third parties.

•        Each of Onyx and Legacy agreed that as promptly as practicable, but no later than October 2, 2020, file or cause to be filed with the DOJ and the FTC a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by the Business Combination Agreement.

•        Each of Onyx and Legacy agreed to supply as promptly as practicable any additional information and documentary material that may be requested by the FTC, the DOJ or any other governmental authority pursuant to the HSR Act or any other Antitrust Law. Each of Onyx and Legacy further agreed to furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission under the HSR Act or such other Antitrust Law.

•        Legacy agreed to take, or cause to be taken, any and all steps and to make, or cause to be made, any and all undertakings necessary to resolve such objections, if any, that a Governmental Authority may assert under any Antitrust Law with respect to the transactions contemplated by the Business Combination Agreement, and to avoid or eliminate each and every impediment under any Antitrust Law that may be asserted by any Governmental Authority, with respect to the transactions contemplated by the Business Combination Agreement, in each case, so as to enable the Closing to occur as promptly as practicable and in any event no later than the Outside Date.

•        Each of Onyx and Legacy agreed if any proceeding is instituted or threatened to be instituted challenging the transactions contemplated by the Business Combination Agreement or the ancillary documents thereto as violative of any Antitrust Law, each of Onyx and Legacy will use commercially reasonable efforts to contest and resist such proceeding and to have vacated, lifted, reversed or overturned any order, writ, injunction, decree, judgment, award or determination of or from any Governmental Authority or similar binding decision of any arbitration (or similar proceeding), whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by the Business Combination Agreement.

•        Each of Onyx and Legacy agreed to use its commercially reasonable efforts to cooperate in all respects with each other in connection with any filing or submission with a Governmental Authority in connection with the transactions contemplated by the Business Combination Agreement and in connection with any investigation or other inquiry by or before a Governmental Authority relating to the transactions contemplated by the Business Combination Agreement

•        Each of Onyx and Legacy agreed to the following: (i) promptly inform the other party of (and to supply to the other party) any communication received by such party from, or given by such party to, the FTC, the DOJ or any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private party, in each case regarding the transactions contemplated by the Business Combination Agreement; (ii) permit the other party to review in advance and incorporate the other party’s reasonable comments in any communication to be given by it to any Governmental Authority with respect to obtaining any clearances required under any Antitrust Law in connection with the transactions contemplated by the Business Combination Agreement; and (iii) consult with the other party in advance of any meeting or teleconference with any Governmental Authority or, in connection with any proceeding by a private party, with any other person, and, to the extent not prohibited by the Governmental Authority or other person, give the other party the opportunity to attend and participate in such meetings and teleconferences.

•        Each of Onyx and Legacy agreed that Onyx and its stockholders will have no obligation whatsoever to Legacy arising out of, relating to, or resulting from the failure to obtain any consent or permit.

•        Each of Onyx and Legacy agreed to (i) continue to give the other party and other representatives full access to its offices, properties and, books and records, (ii) furnish to the other party and other representatives additional information relating to the Business as may be reasonably requested and (iii) cause its representatives to cooperate with the other party in its investigation of the Business.

•        Each of Onyx and Legacy agreed to take such further action as the other party reasonably requests if after Closing any further action is necessary, proper or desirable to carry out any purpose of the Business Combination Agreement.

•        Each of Onyx and Legacy acknowledged that the information being furnished or made available to it in connection with the transactions contemplated under the Business Combination Agreement and the ancillary documents thereto is subject to the terms of a Confidentiality Agreement, by and between the Onyx and Legacy, dated July 24, 2020 (the “Nondisclosure Agreement”). Effective upon, and only upon, the Closing, the Nondisclosure Agreement will terminate with respect to information relating exclusively to Onyx.

•        From and after the Closing, the holders of outstanding shares of Onyx’s capital stock shall keep confidential, unless determined (with the advice of counsel) to be required or requested in connection with any applicable law or order, any and all non-public information relating to Onyx or its business. Notwithstanding the foregoing, such non-public information shall not include information that is or becomes available to the public after the Closing other than as a result of a disclosure by a holder of outstanding shares of Onyx’s capital stock.

•        Each of Onyx and Legacy agreed it will not, and will cause each of its affiliates not to, make any public release or announcement regarding the Business Combination Agreement or any of the transactions contemplated by the Business Combination Agreement without the prior written approval of the other party, unless necessary or advisable in connection with any requirement of applicable law or the rules or regulations of the NYSE (or such other nationally recognized stock exchange on which shares of Legacy Class A Common Stock are then listed).

•        Each of Onyx and Legacy agreed, until the earlier of the Closing or termination of the Business Combination Agreement, to promptly advise the other in writing of: (i) any event occurring subsequent to the date of the Business Combination Agreement that would render the representations or warranties of that party contained in the Business Combination Agreement untrue or inaccurate; (ii) any breach of the covenants or obligations of that party under the Business Combination Agreement or any ancillary document to which it is a party; and (iii) any Material Adverse Effect on that party.

•        Each of Onyx and Legacy agreed to take all necessary action so that the post-closing Legacy directors are the Board.

Survival of Representations and Warranties; Indemnification

None of the representations and warranties contained in the Business Combination Agreement, any ancillary document, or in any instrument delivered under the Business Combination Agreement will survive the effective time of the First Merger. From and after the Closing, the holders of Onyx’s outstanding shares of capital stock, Legacy, Merger Sub 1, Merger Sub 2 and Onyx shall not have any further obligations, nor shall any claim be asserted or action be brought against any of the holders of outstanding shares of Onyx’s capital stock, Legacy, Merger Sub 1, Merger Sub 2 or Onyx or their respective representatives with respect thereto. The covenants and agreements made in the Business Combination Agreement or in any ancillary document, including any rights arising out of any breach of such covenants or agreements, shall not survive the Closing, except for those covenants and agreements contained in the Business Combination Agreement that by their terms apply or are to be performed in whole or in part after the Closing (which such covenants shall survive the Closing and continue until fully performed in accordance with their terms).

Conditions to Completion of the Business Combination

The obligations of each party to the Business Combination Agreement to effect the closing of the transactions contemplated thereby are subject to the satisfaction at or before Closing of all of the following conditions, any one or more of which may be waived by Legacy and Onyx:

•        No Governmental Authority of competent jurisdiction will have instituted any proceeding to restrain, prohibit or otherwise challenge the legality or validity of the transactions contemplated therein that has not been dismissed or otherwise resolved in a manner that does not materially and adversely affect the transactions contemplated therein and no injunction, order or decree of any Governmental Authority will be in effect that restrains or prohibits the purchase or sale of the outstanding shares of capital stock of Onyx or the consummation of the other transactions contemplated therein.

•        The applicable waiting period, and any extension thereof, under the HSR Act and any other applicable Antitrust Law will have expired or been duly terminated.

•        On the Agreement Date, the requisite stockholders of Onyx will have executed and delivered a stockholder written consent authorizing the Business Combination Agreement, a copy of which will have been provided to Legacy no later than the first business day thereafter.

•        On the Agreement Date, Legacy shall have obtained the First Stockholders’ Written Consent, a copy of which will have been provided to Onyx no later than the first business day thereafter, and which approval granted therein shall remain in full force and effect.

•        This Information Statement shall have been mailed to Legacy’s Stockholders at least twenty (20) days prior to the date of Closing.

•        The post-Closing directors shall have been elected or appointed to the Legacy Board as of the Closing.

The obligation of each of Legacy, Merger Sub 1 and Merger Sub 2 to effect the closing of the transactions contemplated by the Business Combination Agreement is subject to the satisfaction at or before Closing of the following conditions, any one of which may be waived by Legacy, in Legacy’s sole discretion:

•        Each representation and warranty of Onyx will be true and correct as of the Closing as if made on the date of Closing (or, in each case, if any such representation and warranty is expressly stated to have been made as of a specific date, then, for such representation and warranty, as of such specific date), except for any inaccuracy in any representation or warranty that, individually or in the aggregate with any other such inaccuracy, has not had a Material Adverse Effect (as defined in the Business Combination Agreement) and does not materially and adversely affect the ability of Onyx or its stockholders to consummate the transactions contemplated therein.

•        Onyx and its stockholders will have performed or complied with, in all material respects, all covenants and agreements required by the Business Combination Agreement to be performed or complied with by Onyx or its stockholders, as applicable, on or before the Closing.

•        On or before the Closing, Onyx will have provided Legacy with customary pay-off letters from all requisite holders of Closing Indebtedness.

•        Onyx will have delivered to Legacy a certificate, sworn under penalty of perjury and dated as of the Closing, stating that Onyx is not and has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code and the applicable Treasury Regulations during the five-year period ending on the date of Closing.

•        Onyx shall deliver evidence of termination of the Stockholders Agreement, dated July 17, 2015, the Investor Rights Agreement, dated July 17, 2015, and any voting agreement, voting trust agreement, or similar document of or regarding the Company as of the date of the Business Combination Agreement.

•        Legacy and Onyx’s stockholders shall have delivered counterpart signatures to the Registration Rights Agreement.

•        On the Agreement Date, the holder of Onyx’s preferred stock and a majority of Onyx’s common stock shall have duly executed the Stockholder Support Agreement, and Onyx shall have delivered same to Legacy.

•        Onyx and its stockholders will have delivered (or caused to be delivered) to Legacy each of the other items contemplated to be so delivered by the Business Combination Agreement.

The obligation of Onyx to effect the closing of the transactions contemplated by the Business Combination Agreement is subject to the satisfaction at or before Closing of all of the following conditions, any one or more of which may be waived by Onyx, in its sole discretion:

•        Each representation and warranty of Merger Sub 1 and Merger Sub 2 and of Legacy will be true and correct as of the date of Closing as if made on the date of Closing (or, in each case, if any such representation and warranty is expressly stated to have been made as of a specific date, then, for such representation and warranty, as of such specific date), except for any inaccuracy in any representation or warranty that, individually or in the aggregate with any other such inaccuracy, has not had a material adverse effect on Legacy, Merger Sub 1 or Merger Sub 2 and does not materially and adversely affect the ability of Legacy, Merger Sub 1 or Merger Sub 2 to consummate the transactions contemplated herein.

•        Each of Legacy, Merger Sub 1 and Merger Sub 2 will have performed or complied with, in all material respects, all covenants and agreements required by the Business Combination Agreement to be performed or complied with by it on or before the Closing.

•        Legacy shall have delivered evidence to Onyx that Legacy has filed the Amended and Restated Charter with the Secretary of State of the State of Delaware.

•        The Class A Common Stock issued as Closing Share Consideration and reserved for issuance in accordance with Section 2.4(b) of the Business Combination Agreement shall have been approved for listing on the NYSE (or such other nationally recognized stock exchange on which shares of Legacy’s Class A Common Stock are listed immediately prior to the Closing).

•        Legacy shall have delivered a copy of the Sponsor Support Agreement, duly executed by each party thereto.

•        Legacy shall have obtained and delivered to Onyx the Second Stockholders’ Written Consent, which shall remain in full force and effect.

•        Legacy will have delivered (or caused to be delivered) to Onyx and its stockholders each of the other items contemplated to be so delivered by the Business Combination Agreement.

Termination

The Business Combination Agreement may be terminated only as follows:

•        by mutual written consent of Legacy and Onyx;

•        by either Legacy or Onyx, if the terminating party (including, with respect to Onyx, the holders of outstanding shares of Onyx’s capital stock, and with respect to Legacy, Merger Sub 1 and Merger Sub 2) is not then in material breach of any provision of the Business Combination Agreement or the failure to satisfy any condition to Closing or consummate the transactions contemplated in the Business Combination Agreement results in any material respect from the breach by such party of any of its representations, warranties, covenants, or agreements in the Business Combination Agreement or in any ancillary document), if Closing has not occurred on or before the Outside Date;

•        by Onyx, if the Legacy Class A Common Stock is delisted from the NYSE (or such other nationally recognized stock exchange on which shares of Legacy Class A Common Stock are then listed) unless there is then-pending (or already accepted) application to list the Legacy Class A Common Stock on another nationally recognized stock exchange;

•        by Legacy, if any condition of each party to close or condition of Legacy, Merger Sub 1 and Merger Sub 2 to close, becomes incapable of fulfillment by the Outside Date, unless Legacy has waived such condition or unless such failure results in any material respect from the breach by Legacy (or Merger Sub 1 or Merger Sub 2) of any of its representations, warranties, covenants, or agreements herein or in any ancillary document;

•        by Legacy, if any of the holders of outstanding shares of Onyx’s capital stock exercises dissenters’ rights in accordance with the Business Combination Agreement;

•        by Legacy, if any of the holders of outstanding shares of Onyx’s capital stock or any of its affiliates has initiated or threatened a proceeding that if decided adversely to Legacy or Onyx would reasonably be expected to have a Material Adverse Effect on Legacy or Onyx, or materially adversely affect the ability of any party to consummate the transactions contemplated in the Business Combination Agreement;

•        by Onyx, if any condition of each party to close or condition of Onyx to close becomes incapable of fulfillment by the Outside Date, unless Onyx has waived such condition or unless such failure results in any material respect from the breach by Onyx (or any of the holders of outstanding shares of Onyx’s capital stock) of any of its representations, warranties, covenants, or agreements in the Business Combination Agreement or in any ancillary document; or

•        by Onyx, if prior to the TO Commencement Date Legacy has not received consents meeting the requirements of the DGCL representing a sufficient number of shares to obtain the approval of the Legacy Stockholders to the Actions.

Effect of Termination

Termination of the Business Combination Agreement will terminate all obligations of the parties under the Business Combination Agreement, without liability of any party to any other party, and, provided that the terms of Section 6.4 (Confidentiality and Publicity), Article 11 (Certain General Terms and Other Agreements), and Section 9.4 (Effect of Termination) will survive such termination and nothing in the Business Combination Agreement shall relieve any party from any liability for any willful and material breach of the provisions of the Business Combination Agreement prior to the termination of the Business Combination Agreement, in which case the non-breaching party shall be entitled to all rights and remedies available at law or in equity.

Amendments

No supplement, modification or amendment to the Business Combination Agreement will be binding unless expressed as such and executed in writing by each party thereto.

Related Transaction Agreements

Warrant Holder Support Agreements

Concurrently with the execution of the Business Combination Agreement, Legacy entered into Warrant Holder Support Agreements with the holders of 19,506,220 (or approximately 65.02%) of Legacy’s public warrants. Pursuant to the Warrant Holder Support Agreements, such holders have agreed to vote in favor of the Warrant Amendments to the Warrant Agreement as contemplated by the Business Combination Agreement. The Warrant Amendments will provide, among other things, that each outstanding public warrant and 2,912,230 outstanding warrants issued to the Sponsor in the private placement that closed simultaneously with Legacy’s initial public offering but which are beneficially owned by certain institutional investors of our Sponsor shall no longer be exercisable to purchase one-half share of Legacy Class A Common Stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the trust account, plus the aggregate gross proceeds received by Legacy pursuant to any private offering is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A Common Stock of Legacy, (ii) if, at the Closing, the aggregate gross cash in the trust account, plus the aggregate gross proceeds received by Legacy pursuant to any private offering is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A Common Stock of Legacy, or (iii) if, at the Closing, the aggregate gross cash in the trust account, plus the aggregate gross proceeds received by Legacy pursuant to any private offering is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A Common Stock of Legacy. As the Warrant Amendments require the approval by holders of at least 65% of Legacy’s public warrants, the Warrant Holder Support Agreements principally assure the vote in favor of the Warrant Amendments and, therefore, Legacy expects that the Warrant Amendments will be approved. The Warrant Amendments further provide that 2,912,230 private placement warrants issued pursuant to that certain Sponsor Warrants Purchase Agreement, dated as of October 24, 2017, between Legacy and Sponsor, and not owned by Sponsor, shall no longer be exercisable to purchase one-half share of Class A Common

Stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive the same consideration as the public warrants; provided, that if such beneficial owners cease to beneficially own any of such private placement warrants and the Sponsor becomes the beneficial owner of such private placement warrants, such private placement warrants shall be forfeited. The Warrant Amendments further provide that our Sponsor shall forfeit 14,587,770 private placement warrants held of record and beneficially owned by it.

Under the Warrant Holder Support Agreements, the subject warrant holders further agreed to certain covenants and agreements related to the Warrant Amendments, including, without limitation, not to dispose of any of their public warrants subject to the Warrant Holder Support Agreements or any economic interests therein, subject to certain specified exceptions.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor, Legacy and the Stockholder Representative, entered into a sponsor support agreement (the “Sponsor Support Agreement”). Pursuant to the Sponsor Support Agreement, the Sponsor agreed to, immediately prior to the Closing, (i) assign and transfer to Onyx for cancellation 3,000,000 shares of Class F Common Stock (the “Forfeited Shares”) and (ii) assign and transfer to Onyx for cancellation 14,587,770 of its private placement warrants to purchase shares of Class A Common Stock (the “Equity Reduction Warrants”), which excludes 2,912,230 private placement warrants that are currently allocated to and beneficially owned by certain institutional investors of the Sponsor. The Forfeited Shares and the Equity Reduction Warrants are each being forfeited as partial consideration for the Sponsor Deferred Shares (as defined below).

The Sponsor further agreed that (i) if the amount of funds available in the trust account established by Legacy for the benefit of its Stockholders holding shares of Class A Common Stock, after giving effect to the exercise of redemption rights by the redeeming Stockholders of Legacy, is less than $54,000,000, then immediately prior to the closing of the Business Combination, the Sponsor shall surrender and forfeit up to a maximum of 3,250,000 shares of Class F Common Stock (the “Equity Reduction Shares”), pursuant to a calculation described in the Sponsor Support Agreement and (ii) that if, and to the extent, that Legacy pays its transaction expenses from the trust account in excess of $16,400,000, then the Sponsor shall surrender and forfeit to Legacy up to a maximum of 3,250,000 shares of Class F Common Stock (the “Expense Reduction Shares”), pursuant to a calculation described in the Sponsor Support Agreement. In no event shall the sum of the Expense Reduction Shares and the Equity Reduction Shares exceed 3,250,000 shares of Class F Common Stock.

The Sponsor will have the ability to earn back up to 50% of the sum of the number of Equity Reduction Shares and the number of Expense Reduction Shares based on the average trading share price of Legacy’s Class A Common Stock over a 730 calendar day period immediately following the Closing (the “Sponsor Deferred Shares”).

Stockholder Support Agreements

Concurrently with the execution of the Business Combination Agreement, Legacy entered into a Stockholder Support Agreement with each of Onyx’s stockholders (collectively, the “Stockholder Support Agreements”). Onyx’s minority stockholders were obligated to sign the Stockholder Support Agreements based on the majority stockholders’ use of drag-along provisions. The minority stockholders’ Stockholder Support Agreements were signed by the Onyx majority stockholder utilizing the power of attorney granted to it under the Stockholder Agreement. Pursuant to the Stockholder Support Agreements, the Onyx stockholders agreed not to transfer any of their shares of capital stock in Onyx (the “Onyx Shares”), until the earlier of the consummation of the First Merger, the termination of the Business Combination Agreement, or the termination of the Stockholder Support Agreements. The Onyx stockholders further agreed to, among other things, (i) vote their Onyx Shares (x) to approve the Business Combination Agreement, the Business Combination and any other transactions contemplated thereby, and (y) against any merger or other business combination transaction (other than the Business Combination) that would reasonably be expected to prevent or otherwise adversely affect the Business Combination and any other transactions contemplated thereby, (ii) appoint Legacy as its proxy and attorney-in-fact, with full power of substitution and re-substitution, to vote Onyx Shares in favor of the Business Combination, (iii) waive any dissenters rights to which the Onyx stockholders may have pursuant to the New Jersey Business Corporation Act, (iv) abstain from joining or commencing any action against any parties to the Business Combination Agreement, and (v) release all parties to the Business Combination Agreement from any and all claims, as well as waive or relinquish rights to claims against the parties to the Business Combination

Agreement that the Onyx stockholders or any of their affiliates may have had in the past, may now have or may have in the future, subject to certain exceptions, as described therein, including without limitation, any rights related to the Stockholder Litigation.

On October 3, 2020, counsel to the minority stockholders notified counsel to the majority stockholder that the minority stockholders are objecting to the use of the drag-along provisions. If such objections would be upheld, then the minority stockholders may not be bound to the terms of the Stockholder Support Agreements executed on their behalf by the majority stockholder.

Registration Rights Agreement

At the Closing, Legacy and the Onyx stockholders receiving shares of Class A Common Stock as Closing Share Consideration (the “Onyx Holders”), the Business Combination Agreement contemplates that each of the Onyx stockholders will enter into the Registration Rights Agreement to provide the Onyx Holders with registration rights with respect to certain outstanding shares of Legacy Class A Common Stock and any other equity security of Legacy issued or issuable with respect to any such shares of Class A Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (the “Registrable Securities”). Pursuant to the terms of the Registration Rights Agreement, the Onyx Holders are entitled, after the expiration of a lock-up, to request (i) up to three written demands for registration, (ii) “piggy-back” registration in connection with any Legacy proposal to file a registration statement under the Securities Act and (iii) Form S-3 registrations, all subject to certain minimum requirements and customary conditions. The Registration Rights Agreement provides for certain instances in which Legacy may defer registration: if (A) during the period starting with the date 60 days prior to Legacy’s good faith estimate of the date of the filing of, and ending on a date 120 days after the effective date of, a Legacy-initiated registration and provided that Legacy has delivered written notice to the Onyx Holders prior to receipt of a demand registration and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable registration statement to become effective; (B) the Onyx Holders have requested an Underwritten Registration (as defined in the Registration Rights Agreement) and Legacy and the Onyx Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (C) in the good faith judgment of the Board such registration would be seriously detrimental to Legacy and the Board concludes as a result that it is essential to defer the filing of such registration statement at such time. The Registration Rights Agreement includes a lock-up period which provides that the Onyx Holders shall not transfer any shares of Class A Common Stock issued to such Onyx Holder as part of the Closing Share Consideration that may have been issued to such Onyx Holder prior to the earlier of (i) the first anniversary of the Closing, (ii) the date, following the 180th day after the date of the Closing, on which the volume weighted average per share price (“VWAP”) of Class A Common Stock equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), (iii) the date, following the 270th day after the Closing, on which the VWAP of Class A Common Stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), or (iv) Legacy’s completion of a liquidation, merger, stock exchange or other similar transaction that results in all of the Onyx Holders having the right to exchange their shares of Class A Common Stock for cash, securities or other property.

Sponsor Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor and Legacy entered into the Amended and Restated Lock-up Agreement (the “Sponsor Lock-up Agreement”). Pursuant to the Sponsor Lock-up Agreement, the Sponsor agreed not to sell, or otherwise transfer its rights to, its shares of Common Stock of Legacy, during the period commencing on the Closing and ending upon the earlier of (i) the first anniversary of the Closing, (ii) the date, following the 180th day after the Closing, on which the VWAP on the NYSE of the Class A Common Stock of Legacy equals or exceeds $15.00 per share for any 20 day period (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), (iii) the date, following the 270th day after the Closing, on which the VWAP of the Class A Common Stock of Legacy equals or exceeds $13.00 per share for any 20 day period (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), or (iv) Legacy’s completion of a liquidation, merger, stock exchange or other similar transaction that results in all of Legacy’s Stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property.

The shares of Class A Common Stock to be received by the Onyx common stockholders will be subject to the same restrictions under the Business Combination Agreement and the Registration Rights Agreement.

Background of the Business Combination

The following chronology summarizes the key meetings and events that led to the signing of the Business Combination Agreement. In this process, representatives of the Company and its advisors held multiple meetings and conversations with representatives of Onyx and its affiliates, both in person and by telephone, relating to the potential transaction. This chronology covers only key events leading up to the signing of the Business Combination Agreement and does not purport to catalogue every related conversation among or between representatives of the Company, Onyx or their respective affiliates or advisors.

Legacy is a blank check company incorporated in Delaware on March 15, 2016 and formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. The proposed Business Combination was the result of an extensive search for a potential transaction utilizing the global network and investing and operating experience of the Legacy management team and the Legacy Board. The terms of the Business Combination were the result of extensive arms-length negotiations between representatives of the Legacy Board and management team, on the one hand, and Onyx, on the other hand. The following chronology summarizes the key meetings and events that led to the signing of the Business Combination Agreement. All meetings described herein were held telephonically, unless otherwise noted.

On November 20, 2017, Legacy completed its initial public offering through the sale of 30,000,000 public units at $10.00 per unit. Each unit consisted of one share of Class A Common Stock and on public warrant to purchase one-half of one share of Class A Common Stock. Each public warrant entitles the holder to purchase one-half of one share of Class A Common Stock at an exercise price of $5.75 per half share ($11.50 per whole share). Public warrants may be exercised only for a whole number of shares of Class A Common Stock. No fractional shares will be issued upon exercise of the public warrants. Simultaneously with the Legacy IPO, the Sponsor purchased an aggregate of 17,500,000 private placement warrants at a price of $0.50 per warrant, for an aggregate purchase price of $8,750,000.

Prior to the consummation of the Legacy IPO, neither Legacy, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with Legacy.

On July 20, 2020, Legacy terminated the Amended and Restated Share Exchange Agreement, dated December 2, 2019, between Blue Valor and Legacy, pursuant to certain terms of the Amended and Restated Share Exchange Agreement.

Prior to the end of the Legacy and Blue Valor termination of exclusivity, neither Legacy nor anyone on its behalf, contacted any prospective target business (other than Blue Valor) or had any discussions, formal or otherwise, with respect to a transaction with Legacy.

Between July 21, 2020 and September 14, 2020, Legacy evaluated 65 possible target businesses (other than Onyx), including target businesses in the consumer products, media, specialty retail, eCommerce, automotive, and industrial manufacturing sectors.

All interactions noted below were emails, calls or virtual meetings.

On July 8, 2020, a representative of Canaccord Genuity Group (“CGG”) contacted Legacy via email enquiring if it was looking for a suitable acquisition target and requesting a call.

On July 9, 2020, Legacy’s Mr. Richard White contacted CGG and informed them that Legacy was under exclusivity with Blue Valor.

On July 16, CGG contacted Legacy again inquiring about Legacy’s exclusivity status.

On July 21, 2020, Legacy announced in a press release that it terminated its Amended and Restated Share Exchange Agreement, dated as of December 2, 2019, between Blue Valor and Legacy.

On July 21, 2020, representatives of Legacy contacted CGG and provided initial comments on a non-disclosure agreement. CGG shared Legacy’s version of the non-disclosure agreement with Onyx’s counsel, Mr. Daniel O’Hern.

On July 22, 2020, Mr. O’Hern provided initial feedback to CGG on the non-disclosure agreement and stated he would share it with Onyx. CGG also provided Mr. O’Hern with the initial Legacy prospectus, which Mr. O’Hern confirmed by email he distributed to Onyx’s Board of Directors.

On July 27, 2020 the non-disclosure agreement between Legacy and Onyx was executed.

On July 28, 2020, Legacy and Onyx had their first introductory call. Present at the meeting for Legacy were Chairman & CEO Mr. Ed Rigaud, COO Mr. Darryl McCall and Board Member Mr. Richard White, and other Legacy management. Present for Onyx were Chairman Mr. Prashant Pathak, Interim GM Mr. Antonio Ciappina, and COO Mr. Ajay Roy. Also attending were representatives of CGG.

On July 29, 2020, representatives of Legacy management met and discussed the due diligence plan for the proposed transaction with Onyx.

On July 29, 2020, CGG sent Onyx’s audited financial statements to Legacy.

On July 30, 2020, CGG and representatives of Legacy had a meeting to discuss a possible transaction, public company comparisons and other financial details.

On July 30, 2020, Legacy prepared an initial letter of intent draft, and it was shared with CGG and Onyx.

On July 31, 2020, Legacy representatives began the first of many diligence meetings with Onyx to address financial, business and legal due diligence questions. CGG representatives were present.

On August 1, 2020, Legacy received input on the draft letter of intent from Onyx, through CGG.

On August 3, 2020, CGG and Onyx made a diligence data room available and began sharing financial, business, legal and other documents to address Legacy’s diligence requests.

On August 3, 2020, representatives of Onyx, including Messrs. Pathak, Ciappiano and Agrawal, and Legacy, including Messrs. McCall and White and representatives of Wells Fargo, began drafting an investor presentation.

On August 4, 2020, the letter of intent was agreed to and signed by Legacy and Onyx.

Between August 4, 2020 and September 14, 2020, Legacy and Onyx had multiples calls and emails concerning the contemplated transaction, including deal structure, valuation and relevant assumptions leading to a draft definitive agreement.

On August 13, 2020, Legacy engaged Graydon Head & Ritchey, LLP as M&A Counsel.

On August 17, 2020 through August 20, 2020, a series of test-the-waters investor presentations were held with investors.

On August 17, 2020, Onyx shared the draft Business Combination Agreement with Legacy.

On August 18, 2020, the Legacy management team reviewed the proposed Onyx transaction, negotiations and due diligence work status with the Legacy Board.

On September 3, 2020, Legacy management reviewed the status of the proposed Onyx transaction, due diligence and draft investor presentation with the Legacy Board.

On September 18, 2020, Legacy management reviewed the proposed Business Combination deal structure, terms and due diligence update with the Legacy Board.

On September 18, 2020, Mr. Edwin Rigaud approved and signed the BCA and Onyx signed the BCA.

Past Contacts, Transactions or Negotiations

Other than as described under “Background of the Business Combination” above, Legacy and Onyx have not had any negotiations, transactions or material contacts during the past two years, and other than as described therein and in the Business Combination Agreement and its related transaction agreements there are no present or proposed material agreements, arrangements, understandings or relationships between our executive officers or directors or affiliates and any of Onyx’s respective executive officers or directors.

Interests of Certain Persons in the Business Combination

In considering the recommendation of our Board to approve the Business Combination Agreement and the Actions, you should be aware that aside from its interest as a stockholder, our Sponsor and certain of its affiliates and certain members of our Board and officers have interests in the Business Combination that are different from, or in addition to, the interests of our Stockholders generally. Our Board was aware of and considered these interests, among other matters, in evaluating the Business Combination Agreement and related transaction agreements and in recommending to our Stockholders that they approve the Business Combination and the Actions. These interests include, among other things:

•        the fact that under the terms of the Sponsor Support Agreement, our Sponsor agreed to, immediately prior to the closing of the Business Combination, (a) assign and transfer to Onyx for cancellation 3,000,000 shares of Class F Common Stock and (b) assign and transfer to Onyx for cancellation 14,587,770 of its private placement warrants to purchase shares of Class A Common Stock, which excludes 2,912,230 private placement warrants that are currently allocated to and beneficially owned by certain institutional investors of the Sponsor; and further agreed that (x) if the amount of funds available in the Trust Account at Closing is less than $54,000,000, then immediately prior to the closing of the Business Combination, the Sponsor shall surrender and forfeit the Equity Reduction Shares, pursuant to a calculation described in the Sponsor Support Agreement and (y) that if, and to the extent, that Legacy pays its transaction expenses from the trust account in excess of $16,400,000, then the Sponsor shall surrender and forfeit to Legacy the Expense Reduction Shares, pursuant to a calculation described in the Sponsor Support Agreement (but in no event shall the total number of shares of Class F Common Stock forfeited exceed 3,250,000 shares of Class F Common Stock);

•        the fact that under the terms of the Sponsor Support Agreement, our Sponsor will have the ability to earn back up to 50% of the sum of the number of Equity Reduction Shares and the number of Expense Reduction Shares based on the volume weighted average per share price of Legacy’s Class A Common Stock over a 730 calendar day period immediately following the Closing;

•        the fact that our Sponsor paid an aggregate of $25,000, or approximately $0.00333 per share, for the Founder Shares and such securities will have a significantly higher value at the Closing, which if unrestricted and freely tradable would be valued at approximately $[•] based on the closing price of our Class A Common Stock on the NYSE on October [•], 2020, but, given the restrictions on such shares, we believe such shares have less value;

•        the fact that our Sponsor has agreed to waive its rights to liquidating distributions from the trust account with respect to its Founder Shares if we fail to complete the Business Combination by November 20, 2020;

•        the fact that our Sponsor paid an aggregate of $8,750,000 for its 17,500,000 private placement warrants to purchase shares of Class A Common Stock and that if the Business Combination closes, the Sponsor has agreed under the Sponsor Support Agreement to assign and transfer to Onyx for cancellation 14,587,770 of its private placement warrants to purchase shares of Class A Common Stock, which excludes 2,912,230 private placement warrants that are currently allocated to and beneficially owned by certain institutional investors of the Sponsor, or that such private placement warrants will expire worthless if a business combination is not consummated by November 20, 2020;

•        the fact that if the trust account is liquidated, our Sponsor has agreed that it will indemnify us and hold us harmless if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes and up to $750,000 to fund working capital requirements annually, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act;

•        the anticipated election of Edwin Rigaud, Darryl McCall and Richard White, as directors of PARTS iD, Inc.;

•        the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•        the fact that our Sponsor, officers and directors will lose their entire investment in us if the Business Combination is not consummated by the Outside Date;

•        the fact that on September 18, 2020, we entered into the Amended and Restated Lock-up Agreement, which provided that our Sponsor will not sell, or otherwise transfer its rights to, its shares of common stock of Legacy, during the period commencing on the closing of the Business Combination and ending upon the earlier of (i) the first anniversary of the Closing, (ii) the date, following the 180th day after the Closing, on which the VWAP of the Class A Common Stock equals or exceeds $15.00 per share for any 20 day period (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), (iii) the date, following the 270th day after the Closing, on which the VWAP of the Class A Common Stock equals or exceeds $13.00 per share for any 20 day period (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), or (iv) Legacy’s completion of a liquidation, merger, stock exchange or other similar transaction that results in all of Legacy’s stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property;

•        the fact that at Closing, the Sponsor will continue to have its registration rights under the Registration Rights Agreement entered into in connection with Legacy’s initial public offering, which provides for registration rights for the securities of the Sponsor and its permitted transferees.

Certain Other Interests in the Business Combination

In addition to the interests of Legacy’s Board, officers and Sponsor in the Business Combination, you should keep in mind that Wells Fargo Securities, LLC (“Wells Fargo”), Cantor Fitzgerald & Co. (“Cantor Fitzgerald”), Stifel, Nicolaus & Company, Incorporated (“Stifel, Nicolas & Co.”) and Loop Capital Markets LLC (“Loop Capital”), have financial interests that are different from, or in addition to, the interests of our Stockholders.

Wells Fargo, Cantor Fitzgerald, Stifel, Nicolaus & Co. and Loop Capital were underwriters in our IPO. In connection with our IPO, we paid an aggregate of $6,000,000 in underwriting commissions, of which Wells Fargo was paid $2,250,000, Cantor Fitzgerald was paid $2,250,000, Stifel, Nicolaus & Co. was paid $1,200,000 and Loop Capital was paid $300,000. Upon the Closing, the underwriters of our IPO are entitled to an aggregate of $6,000,000 of deferred underwriting commissions, of which Wells Fargo is entitled to $2,250,000, Cantor Fitzgerald is entitled to $2,250,000, Stifel, Nicolaus & Co. is entitled to $1,200,000 and Loop Capital is entitled to $300,000. The underwriters of the IPO have agreed to waive their rights to the deferred underwriting commission held in the trust account in the event the Company does not complete the Business Combination by the Outside Date. Accordingly, if the Business Combination, or any other initial business combination, is not consummated by that time and Legacy is therefore required to be liquidated, the underwriters of the IPO, including Wells Fargo, will not receive any of the deferred underwriting commission and such funds will be returned to the Company’s Stockholders holding shares of Class A Common Stock upon its liquidation.

Other than serving as underwriters in our IPO as described above in more detail, prior to our IPO none of Wells Fargo, Cantor Fitzgerald, Stifel, Nicolaus & Co. and Loop Capital performed services for Legacy or the Sponsor. Subsequent to our IPO, Wells Fargo was engaged by Legacy as its financial and capital markets advisors. Legacy decided to retain Wells Fargo as its financial and capital markets advisors based primarily on (i) Wells Fargo’s extensive knowledge, strong market position and positive reputation in equity capital markets, (ii) Wells Fargo’s experienced and capable investment banking team and (iii) Wells Fargo’s long standing relationship with and affiliation with Legacy and the Sponsor.

In addition, under the terms of Wells Fargo’s engagement, Legacy agreed to reimburse Wells Fargo for its reasonable expenses, including fees, disbursements and other charges of counsel, and to indemnify Wells Fargo and related parties against liabilities, including liabilities under federal securities laws, relating to, or arising out of, its engagement.

In addition, Wells Fargo, Stifel, Nicolaus & Co. and Cantor Fitzgerald were engaged as our solicitation agents to solicit consents from the holders of our public warrants for the Warrant Amendments. Pursuant to the terms of the engagement, Wells Fargo, Stifel, Nicolaus & Co. and Cantor Fitzgerald agreed to perform the solicitation agent services for no compensation; however, Legacy agreed to reimburse Wells Fargo, Stifel, Nicolaus & Co. and Cantor Fitzgerald for its reasonable expenses, including fees, disbursements and other charges of counsel, and to indemnify Wells Fargo, Stifel, Nicolaus & Co. and Cantor Fitzgerald and related parties against liabilities, including liabilities under federal securities laws, relating to, or arising out of, its engagement.

Wells Fargo therefore has a financial interest in the Company completing a business combination that will result in the payment of the deferred underwriting commission to the underwriters of the initial public offering, including Wells Fargo.

The Legacy Board of Directors’ Reasons for the Business Combination

Legacy’s Board, in evaluating the Business Combination, consulted with Legacy’s management team, the Advisory Council and the Legacy Team and legal and financial advisors. In reaching its unanimous resolution (i) that the terms and conditions of the Business Combination Agreement, including the proposed Business Combination, are advisable, fair to, and in the best interests of Legacy and its Stockholders and (ii) to recommend that Stockholders adopt and approve the Business Combination Agreement and approve the transactions contemplated therein, Legacy’s Board considered a range of factors, including but not limited to, the factors discussed below. In light of the number and wide variety of factors, Legacy’s Board did not consider it practicable to and did not attempt to quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. Legacy’s Board viewed its position as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of Legacy’s reasons for the Business Combination and all other information presented in this section is forward looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Statement Concerning Forward-Looking Statements.”

Legacy’s Board considered several factors pertaining to the Business Combination as generally supporting its decision to enter into the Business Combination Agreement and the Business Combination, including but not limited to, the following material factors:

•        Market Opportunity and Scalability.    A key consideration was Onyx’s positioning in the growing U.S. automotive aftermarket and the acceleration in U.S. automotive aftermarket eCommerce sales, as well as the potential additional value streams connected to key growth opportunities and key market expansion opportunities.

•        Unique Product and Platform.    The Board considered that Onyx’s digital catalog, content and shopping experience, breadth of product offerings, customer service and fulfillment efficiencies and general scalability provides a distinct advantage in addressing complex issues related to aftermarket fitment demands and product varieties.

•        Experienced Management Team & Global Footprint.    The Board considered the highly experienced and talented management team of Onyx, including, Antonino Ciappina, with 17 years of experience in marketing, analytics, business planning, eCommerce operations and technology and who was formerly a Senior Director of eCommerce and digital marketing at Foot Locker Retail, Inc.; Kailas Agrawal, with 40 plus years of experience with a focus on achieving success combining financial strategies and operations to deliver business efficiency and profitability and a significant M&A and business integration track record; Ajay Roy, with over 17 years of experience in sales, operations and logistics roles and an extensive background focused on direct technology and execution-oriented operations, business development, engineering and program management and who previously served as General Manager of Global Supply Chain & Operations at Wayfair Inc.; and Mark Atwater, with 40 years of experience in vendor management and retail operations, who served most recently as Operating Manager for F/X Automotive. The Board also considered the fact that the management team of Onyx would be continuing after the Closing, with nearly 30 years’ experience in their respective industries on average, and experience in managing leading eCommerce and direct technology brands both within and outside the automotive aftermarket industry. This team exhibited a cohesion and operating principles to manage and lead Onyx differently than other companies in the automotive aftermarket industry.

•        Terms of the Business Combination Agreement.    The Board considered the terms and conditions of the Business Combination Agreement and the transactions contemplated thereby.

Legacy’s Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination, including, but not limited to, the following:

•        Benefits Not Achieved.    The risk that the potential benefits of the Business Combination may not be fully achieved, or may not be achieved within the expected timeframe, including the following risks:

•        Reliance on Key Management Personnel.    The success of the Business Combination will rely heavily on the retention and execution of the business strategy by the management team of PARTS iD, Inc. The loss of any key member of the management team of PARTS iD, Inc. could impact the execution of the business strategy and the success of PARTS iD, Inc.

•        Inherent Risks Related to the Automotive Aftermarket Industry.    There are certain risks related to third-party reliance and customer volatility that are inherent in the automotive aftermarket industry and are more fully explained in the section titled “Risk Factors — Risks Related to Onyx’s Business and Industry.”

•        Liquidation of the Company.    The risks and costs to Legacy if the Business Combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in Legacy being unable to effect a business combination by the Outside Date, force Legacy to liquidate and cause the warrants to expire worthless.

•        Closing Conditions.    The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within Legacy’s control.

•        Litigation.    The possibility of litigation, including without limitation the Stockholder Litigation, challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

•        Onyx Minority Stockholders.    In addition to the Stockholder Litigation, the possibility that the Onyx minority stockholders might object to the Business Combination and may not be supportive of the Company’s business plans following the closing of the Business Combination.

•        Fees and Expenses.    The fees and expenses associated with completing the Business Combination.

•        Other Risks.    Various other risks associated with the Business Combination and Onyx’s business described under the section entitled “Risk Factors.”

In addition to considering the factors described above, Legacy’s Board also considered the following:

•        Interests of Certain Persons.    Some officers and directors of Legacy may have interests in the business combination as individuals that are in addition to, and that may be different from, the interests of the Company’s stockholders (see “Approval No. 1 — The Business Combination Approval — Interests of Certain Persons in the Business Combination”). Our independent directors reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and unanimously approving, as members of the Board, the Business Combination Agreement and the Business Combination.

Legacy’s Board concluded that the potential benefits that it expects Legacy and its Stockholders to achieve as a result of the Business Combination outweigh the potentially negative factors associated with the Business Combination. Accordingly, Legacy’s Board unanimously determined that the Business Combination Agreement and the Business Combination are advisable, fair to, and in the best interests of, Legacy and its Stockholders.

Satisfaction of 80% Test

It is a requirement under our Charter and the NYSE listing requirements that the business or assets acquired in the business combination have a fair market value equal to at least 80% of the balance of the funds in the trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account) at the time of the execution of a definitive agreement for the business combination.

As of September 18, 2020, the date of execution of the Business Combination Agreement, the fair value of marketable securities held in the trust account was approximately $63.8 million (excluding approximately $6.0 million of deferred underwriting commissions and taxes payable on the income earned on the trust account) and 80% thereof represents approximately $51.0 million. In reaching its conclusion that the Business Combination meets the 80% asset test, our Board reviewed the enterprise value of Onyx of approximately $331.1 million implied by the equity value of Onyx’s business.

In determining whether the enterprise value described above represents the fair market value of Onyx’s business, our Board considered all of the factors described above in this section and the fact that the purchase price for Onyx’s business was the result of an arm’s length negotiation. As a result, our Board concluded that the fair market value of the business acquired was significantly in excess of 80% of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account).

Anticipated Accounting Treatment

The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, the Company will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of PARTS iD, Inc. issuing stock for the net assets of the Company, accompanied by a recapitalization. The net assets of the Company will be stated at historical cost, with no goodwill or other intangible assets recorded.

Unaudited Prospective Financial Information

As a matter of course, Onyx does not develop or publicly disclose long-term projections or internal projections of its future performance and is especially wary of making projections for extended periods due to the unpredictability of the underlying assumptions and estimates. However, in connection with the Business Combination, the management of Onyx prepared certain non-public, unaudited prospective financial statements and other financial information (which we refer to, collectively, as the “Prospective Financial Information”) and provided the Prospective Financial Information to Legacy’s management and Board to assist it in evaluating a possible transaction with Legacy.

The Prospective Financial Information was based on unaudited estimated income statements and other financial data for the third and fourth quarters of 2020 and for the years ending December 31, 2021 and 2022. The Prospective Financial Information reflect numerous judgments, estimates and assumptions with respect to the performance of Onyx’s business, general business, economic, market and financial conditions and other future events, as well as matters specific to the business of Onyx, all of which are inherently uncertain, difficult to predict and many of which are beyond its control. The estimated income statements and other financial data have not been audited and have not been prepared in accordance with GAAP and, accordingly, are subject to further adjustments in accordance with GAAP. Our management believes, and the management team of Onyx believes, the Prospective Financial Information was prepared on a reasonable basis and reflected the best then-currently available estimates and judgments of our management at the time that the Prospective Financial Information was prepared. The Prospective Financial Information is subjective in many respects and is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such, Prospective Financial Information constitutes forward-looking information and is subject to risks and uncertainties that could cause actual results to differ materially from the results forecasted, including the various risks set forth in this Information Statement. For additional information regarding these risks, please see the section of this Information Statement entitled “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors”. There can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than forecasted. The Prospective Financial Information should not be considered a reliable predictor of future results and should not be relied upon as such. The Prospective Financial Information covers multiple years and such information by its nature becomes less predictive with each successive year.

The Prospective Financial Information was based upon various assumptions which relate only to the periods presented and should not be relied upon for any other purpose. The Prospective Financial Information does not take into account any circumstances or events occurring after the date it was prepared, including the announcement of the Business Combination.

The Prospective Financial Information was not prepared with a view toward public disclosure or toward complying with GAAP, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. All of the Prospective Financial Information were estimates prepared by the management of Onyx for the Business Combination. In addition, the Prospective Financial Information is unaudited and neither Onyx’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the Prospective Financial Information, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the Prospective Financial Information. Readers of this document are urged not to place undue reliance on the unaudited Prospective Financial Information set forth below.

The inclusion of the Prospective Financial Information in this Information Statement is not deemed an admission or representation by Legacy, Onyx or any other person that it considered, or now considers, the Prospective Financial Information as material information or necessarily predictive of actual future results or events, and the Prospective Financial Information should not be relied upon as such. The Prospective Financial Information is not included in this Information Statement in order to influence any Legacy Stockholder with respect to the Business Combination or the Tender Offer, but because the Prospective Financial Information was provided to our Board. NEITHER LEGACY, NOR ONYX INTENDS TO UPDATE OR OTHERWISE REVISE THE PROSPECTIVE FINANCIAL INFORMATION INCLUDED IN THIS INFORMATION STATEMENT TO REFLECT CIRCUMSTANCES EXISTING SINCE ITS PREPARATION OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE UNDERLYING ASSUMPTIONS ARE SHOWN TO BE IN ERROR, OR TO REFLECT CHANGES IN GENERAL ECONOMIC OR INDUSTRY CONDITIONS.

The following table presents unaudited Prospective Financial Information for the years ending December 31, 2020, 2021 and 2022 that was prepared and provided by Onyx’s management and reviewed by Legacy’s Board in connection with the negotiation and approval of the Business Combination Agreement and the transactions contemplated thereby:

($ in millions)	Q3 2020E	Q4 2020E	2020E(1)	2021E	2022E
Net Revenue	$107.0	$95.0	$398.0	$465.0	$535.0
Gross Profit	—	—	$85.0	$102.0	$120.0
Gross Profit Margin	—	—	21.4%	22.0%	22.5%
Adjusted EBITDA(2)	$5.0	$3.0	$17.0	$24.0	$32.0
Adjusted EBITDA Margin(3)	4.4%	3.6%	4.3%	5.1%	6.0%

•        The Prospective Financial Information for the year ending December 31, 2020 is based upon unaudited actual results through June 30, 2020, which were not prepared in accordance with GAAP and are subject to further adjustments.

•        Adjusted EBITDA is calculated as net income (loss) before taxes, depreciation and interest, as adjusted for compensation expense related to performance incentives and payroll for Onyx’s founders and litigation settlement costs, in each case, that Onyx believed impacts the comparability of the Prospective Financial Information to prior periods or to the post-Closing company.

•        Adjusted EBITDA Margin is calculated as the ratio of Adjusted EBITDA to Net Revenue.

Sources and Uses of Funds for the Business Combination

The following table summarizes the sources and uses for funding the Business Combination (all numbers in millions):

Sources and Uses — Assuming No Redemptions in the Tender Offer of Outstanding Public Shares

($ in Millions except per share amounts)
Sources		Uses
Cash in Trust Account(1)	$63.8	Non-Cash Purchase of Equity in Onyx	$259.2
Onyx Cash Balance	45.7	Redemption of Onyx Preferred Stock	20.0
Non-Cash Purchase of Equity in Onyx (25.92 MM Shares)	259.2	Transaction Expenses(2)	22.5
Warrant Amendment – New Shares (2.139 MM Shares)	21.4	Warrant Amendment – New Shares (2.139	21.4
		Warrant Amendment – Cash	11.5
		Cash to Balance Sheet	55.5
Total Sources	$390.1	Total Sources	$390.1

____________

(1)      Reflects the cash balance in the trust account as of October 1, 2020. Assumes Stockholders holding shares of Class A Common Stock exercise redemption rights in the Tender Offer to receive cash from the trust account in connection with the Tender Offer. This amount will be reduced by the amount of cash used to satisfy any redemptions.

(2)      Does not reflect additional shares of Class A Common Stock that may be issued to settle transaction costs.

Sources and Uses — Assuming Maximum Redemptions in the Tender Offer of 100% Outstanding Public Shares

($ in Millions except per share amounts)
Sources		Uses
Cash in Trust Account(1)	$0	Non-Cash Purchase of Equity in Onyx	$259.2
Onyx Cash Balance	45.7	Redemption of Onyx Preferred Stock	20.0
Non-Cash Purchase of Equity in Onyx (25.92 MM Shares)	259.2	Transaction Expenses(2)	22.5
Warrant Amendment – New Shares (2.698 MM Shares)	27.0	Warrant Amendment – New Shares (2.698 MM Shares)	27.0
		Warrant Amendment – Cash	5.9
		Cash to Balance Sheet	(2.7)
Total Sources	$331.9	Total Sources	$331.9

____________

(1)      Reflects the cash balance in the trust account as of October 1, 2020. Assumes Stockholders holding shares of Class A Common Stock exercise redemption rights in the Tender Offer with respect to approximately 6,123,000 of the outstanding public shares (or 100% of the outstanding public shares) to receive cash of approximately $63,800,000 from the trust account in connection with the Tender Offer.

(2)      Does not reflect additional shares of Class A Common Stock that may be issued to settle transaction costs.

Board Approval and Recommendation

Under Section 252 of the DGCL, the approval of the Board is required to approve the Business Combination in accordance with the terms and conditions set forth in the Business Combination Agreement. The Board carefully reviewed and considered the terms and conditions of the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination, which would require approval of the Board and our Stockholders under Delaware law. At a meeting held on September 3, 2020, the Board:

•        authorized the execution and delivery of the Business Combination Agreement;

•        declared that the terms of the Business Combination and the other transactions contemplated by the Business Combination Agreement, including without limitation, the NYSE Approval, are advisable, fair to, and in the best interests of the Company and our Stockholders in accordance with the DGCL;

•        directed that the Business Combination and the other transactions contemplated by the Business Combination Agreement be submitted for consideration; and

•        recommended that our Stockholders approve the Business Combination and the other transactions contemplated by the Business Combination Agreement.

At a meeting held on September 18, 2020, the Board:

•        ratified (i) its prior approval of the terms of the Business Combination and the other transactions contemplated by the Business Combination Agreement and (ii) its prior authorization of the execution and delivery of the Business Combination Agreement; and

•        established September 30, 2020, as the record date for Stockholders entitled to receive this Information Statement.

Additionally, in a unanimous written consent of the Board, dated October 1, 2020, the Board:

•        approved and authorized the Amended and Restated Charter, the Amended and Restated Bylaws, the 2020 Plan and the ESPP, each in the respective forms attached to such unanimous written consent;

•        declared that the Amended and Restated Charter, the Amended and Restated Bylaws, the 2020 Plan and the ESPP are each desirable and in the best interests of the Company and its Stockholders;

•        directed that the Amended and Restated Charter, the 2020 Plan and the ESPP each be submitted to the Stockholders for approval; and

•        determined that upon receipt of such Stockholder approval, as applicable, the officers of the Company should cause the Amended and Restated Charter, the Amended and Restated Bylaws, the 2020 Plan and the ESPP to be executed, delivered and/or filed, and such officers should take any action necessary to make each effective.

APPROVAL NO. 2 — THE NYSE APPROVAL

Overview

Assuming the Business Combination is consummated pursuant to the terms and conditions of the Business Combination Agreement, Legacy will issue shares of its Class A Common Stock as a portion of the consideration in the Business Combination. In addition, a number of other potential share issuances are contemplated in connection with the business combination, including, shares that may be issued to our Sponsor in connection with our Sponsor’s transfer of 3,000,000 outstanding Founder Shares back to Legacy prior to the Closing (which shares will then be cancelled and cease to be outstanding), and shares that may be issued to the holders of our public warrants and private placement warrants if the Warrant Amendments are approved. The Business Combination Agreement and the related transactions and transaction agreements are further described herein in the section entitled “Approval No. 1 — The Business Combination Approval — The Business Combination Agreement.”

In connection with the Business Combination, the Company also intends to reserve for issuance the number of shares of Class A Common Stock equal to the Adjustment Reserve Amount divided by $10.00. Further, (i) the 2020 Plan provides for the issuance of restricted stock units and other forms of equity incentive awards by the Company subject to an aggregate cap on such awards equal to approximately 5,600,000 shares of Class A Common Stock and (ii) the ESPP provides for the issuance of Class A Common Stock by the Company subject to an aggregate cap on such awards equal to approximately 2,300,000 shares of Class A Common Stock. The 2020 Plan is further described herein in the section entitled “Proposal No. 4 — Equity Incentive Plan Approval” and the ESPP is further described herein in the section entitled “Proposal No. 5 — Employee Stock Purchase Plan.”

The terms of the Business Combination and the 2020 Plan are complex and only briefly summarized herein. For further information, please see the full text of the Business Combination Agreement, which is attached as Annex A hereto, and the full text of the 2020 Plan, which is attached as Annex E hereto. The discussion herein is qualified in its entirety by reference to such documents.

Why the Company Needs Stockholder Approval

We obtained Stockholder approval for purposes of complying with applicable provisions of Section 312.03(c) and (d) of the NYSE Listed Company Manual.

Under Section 312.03(c) and (d) of the NYSE Listed Company Manual, stockholder approval is required prior to the issuance of shares of common stock in certain circumstances, including (a) if such common stock has, or will have upon issuance, voting power equal to 20% or more of the voting power outstanding before the issuance of such stock, (b) if the number of shares of such common stock to be issued is, or will be upon issuance, equal to or in excess of 20 percent of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock, or (c) if such issuance will result in a change of control of the issuer under the general interpretations of the NYSE. If the Business Combination is completed pursuant to the Business Combination Agreement, Legacy expects to issue at the Closing 26,500,000 new shares of Class A Common Stock to Onyx common stockholders as part of the consideration for the Business Combination, which shares are subject to increase or decrease pursuant to the Purchase Price Adjustment, as described in the Business Combination Agreement. As of the date of this Information Statement, the approximately 26,500,000 new shares of Class A Common Stock that may be issued as partial consideration in the Business Combination represent approximately 194.5% of Legacy’s shares of Class A Common Stock and Class F Common Stock currently issued and outstanding.

Effect of the NYSE Approval on Current Stockholders

In partial consideration for the Business Combination pursuant to the terms of the Business Combination Agreement, 26,500,000 shares of Class A Common Stock will be issued to Onyx common stockholders, which shares are subject to increase or decrease pursuant to the Purchase Price Adjustment and represent approximately 194.5% of the 13,622,699 shares of our combined Class A Common Stock and Class F Common Stock outstanding on the date hereof.

Reasons for the NYSE Approval

For a description of Legacy’s reasons for the NYSE Approval, see the section entitled “Approval No. 1 — The Business Combination Approval — The Legacy Board of Directors’ Reasons for the Business Combination.”

Vote Required

The approval of the NYSE Approval requires the affirmative vote of a majority of the votes cast by the holders of the Class A Common Stock and Class F Common Stock, voting as a single class, which affirmative vote was obtained pursuant to the First Stockholders’ Written Consent.

If the Business Combination Agreement is terminated and the Business Combination is not consummated, Legacy will not issue any shares of Class A Common Stock to Onyx common stockholders.

APPROVAL NO. 3 — THE AMENDED AND RESTATED CHARTER APPROVAL

Overview

Assuming the Business Combination is consummated pursuant to the terms and conditions of the Business Combination Agreement, Legacy intends to file an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware in order to (i) change Legacy’s name to PARTS iD, Inc., (ii) designate the classes of the members of the post-Closing Legacy Board, and (iii) eliminate provisions allowing the Stockholders to act by written consent in lieu of a stockholders meeting. Each of our directors has tendered his or her contingent resignation, as necessary.

This summary is qualified in reference to the complete text of the proposed Amended and Restated Charter, a copy of which is attached to this Information Statement as Annex C. All Stockholders are encouraged to read the proposed Amended and Restated Charter in its entirety for a more complete description of its terms.

Reasons for the Amended and Restated Charter

Our Board and the Stockholders approved the Amended and Restated Charter. Our Board believes that changing the post-business combination corporate name from “Legacy Acquisition Corp.” to “PARTS iD, Inc.” is desirable to reflect the Business Combination with Onyx and to clearly identify the post-business combination company as the publicly traded entity. In addition, our Board believes that the appropriate corporate governance model for a publicly held company is to not permit Stockholder action by written consent in lieu of a meeting. Where Stockholder action by written consent is not permitted, any matter that the Company or our Stockholders wish to present for a Stockholder vote must be noticed in advance and presented at a meeting of Stockholders. This transparency and fairness allows all Stockholders to consider, discuss, and vote on pending Stockholder actions. Permitting Stockholder action by written consent could also lead to substantial confusion and disruption for our Stockholders, with potentially multiple, even conflicting, written consents being solicited by multiple Stockholder groups. In sum, our Board believes this change is appropriate because holding meetings with proper notice whereby all Stockholders may deliberate and discuss the proposed actions, receive and consider the Company’s position, and then vote their shares is the most transparent and fair way for Stockholders to take action.

The Amended and Restated Charter will become effective upon the filing of the Amended and Restated Charter with the Secretary of State of the State of Delaware. We intend to file an amended and restated certificate of incorporation that reflects the Amended and Restated Charter at Closing.

Vote Required

Approval of the Amended and Restated Charter Approval requires the affirmative vote (in person or by proxy) of a majority of the outstanding shares of Class A Common Stock and Class F Common Stock entitled to vote thereon, which affirmative vote was obtained pursuant to the Stockholder’s Written Consent.

APPROVAL NO. 4 — THE EQUITY INCENTIVE PLAN APPROVAL

Overview

Our Board and the Stockholders approved and adopted the 2020 Plan. A total of approximately 5,600,0006 shares of our Class A Common Stock are initially authorized and reserved for issuance under the 2020 Plan. The following description of certain provisions of the 2020 Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the 2020 Plan, a copy of which is attached hereto as Annex E.

Appropriate adjustments will be made in the number of authorized shares and other numerical limits in the 2020 Plan and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in our capital structure. Shares subject to awards which expire or are cancelled or forfeited will again become available for issuance under the 2020 Plan. The shares available will not be reduced by awards settled in cash but will be reduced by shares withheld to satisfy tax withholding obligations. The gross number of shares issued upon the exercise of stock appreciation rights or options exercised by means of a net exercise or by tender of previously owned shares will be deducted from the shares available under the 2020 Plan.

Description of the 2020 Plan

Our 2020 Plan was approved by our Board on October 1, 2020 and by our Stockholders on October 1, 2020. It is intended to make available incentives that will assist us to attract, retain and motivate employees, including officers, consultants and directors. We may provide these incentives through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and units and other cash-based or stock-based awards.

The 2020 Plan will be generally administered by the Board or the compensation committee or any other committee or subcommittee as duly appointed by the Board (the “Administrator”). Subject to the provisions of the 2020 Plan, the Administrator will determine in its discretion the persons to whom and the times at which awards are granted, the sizes of such awards and all of their terms and conditions. The Administrator will have the authority to construe and interpret the terms of the 2020 Plan and awards granted under it. The 2020 Plan provides, subject to certain limitations, for indemnification by us of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2020 Plan.

The 2020 Plan will authorize the Administrator, with Stockholder approval, to provide for the cancellation of stock options or stock appreciation rights with exercise prices in excess of the fair market value of the underlying shares of Class A Common Stock in exchange for new options or other equity awards with exercise prices equal to the fair market value of the underlying Class A Common Stock or a cash payment.

The 2020 Plan limits the number of shares subject to all equity awards that may be provided to a non-employee director in any fiscal year to an amount determined by dividing $500,000 by the fair market value of a share as of the last trading day before the award grant date.

Awards may be granted under the 2020 Plan to our employees, including officers, directors or consultants or those of any present or future parent or subsidiary corporation or other affiliated entity. All awards will be evidenced by a written agreement between us and the holder of the award and may include any of the following:

•        Stock options.    The Administrator may grant nonstatutory stock options or incentive stock options (as described in Section 422 of the Code), each of which gives its holder the right, during a specified term (not exceeding 10 years) and subject to any specified vesting or other conditions, to purchase a number of shares of our Class A Common Stock at an exercise price per share determined by the Administrator, which may not be less than the fair market value of a share of our Class A Common Stock on the date of grant.

____________

6           This number is approximately equivalent to 5% of the number of shares of Class A Common Stock on a fully diluted basis following the Closing, assuming that there are no redemptions and no private placement. The number of shares authorized under the ESPP would decrease based on redemptions and increase if shares of Class A Common Stock are issued in connection with any private placement transaction prior to Closing.

•        Stock appreciation rights.    A stock appreciation right gives its holder the right, during a specified term (not exceeding 10 years) and subject to any specified vesting or other conditions, to receive the appreciation in the fair market value of our common stock between the date of grant of the award and the date of its exercise. We may pay the appreciation in shares of our Class A Common Stock or in cash.

•        Restricted stock.    The Administrator may grant restricted stock awards either as a bonus or as a purchase right at such price as the Administrator determines. Shares of restricted stock remain subject to forfeiture until vested, based on such terms and conditions as the Administrator specifies. Holders of restricted stock will have the right to vote the shares and to receive any dividends paid, except that the dividends may be subject to the same vesting conditions as the related shares.

•        Restricted stock units.    Restricted stock units represent rights to receive shares of our Class A Common Stock (or their value in cash) at a future date without payment of a purchase price, subject to vesting or other conditions specified by the Administrator. Holders of restricted stock units have no voting rights or rights to receive cash dividends unless and until shares of Class A Common Stock are issued in settlement of such awards. However, the Administrator may grant restricted stock units that entitle their holders to dividend equivalent rights subject to the same vesting conditions as the related units.

•        Performance shares and performance units.    Performance shares and performance units are awards that will result in a payment to their holder only if specified performance goals are achieved during a specified performance period. Performance share awards are rights denominated in shares of our Class A Common Stock, while performance unit awards are rights denominated in dollars. The Administrator establishes the applicable performance goals based on one or more measures of business performance enumerated in the 2020 Plan, such as revenue, gross margin, net income or total stockholder return, or on other measures, including subjective measures. To the extent earned, performance share and unit awards may be settled in cash or in shares of our Class A Common Stock. Holders of performance shares or performance units have no voting rights or rights to receive cash dividends unless and until shares of Class A Common Stock are issued in settlement of such awards. However, the Administrator may grant performance shares that entitle their holders to dividend equivalent rights, subject to the same vesting conditions as the related units.

•        Cash-based awards and other stock-based awards.    The Administrator may grant cash-based awards that specify a monetary payment or range of payments or other stock-based awards that specify a number or range of shares or units that, in either case, are subject to vesting or other conditions specified by the Administrator. Settlement of these awards may be in cash or shares of our Class A Common Stock, as determined by the Administrator. Their holder will have no voting rights or right to receive cash dividends unless and until shares of our Class A Common Stock are issued pursuant to the award. The Administrator may grant dividend equivalent rights with respect to other stock-based awards.

The 2020 Plan will continue in effect until it is terminated by the Administrator, provided, however, that all awards will be granted, if at all, within 10 years of its effective date. The Board may amend, suspend or terminate the 2020 Plan at any time, provided that without Stockholder approval, the 2020 Plan cannot be amended to increase the number of shares authorized, change the class of persons eligible to receive incentive stock options, or effect any other change that would require Stockholder approval under any applicable law or listing rule.

Vote Required

The approval of the 2020 Plan requires the affirmative vote of a majority of the votes cast by the holders of the Class A Common Stock and Class F Common Stock, voting as a single class, which affirmative vote was obtained pursuant to the Second Stockholders’ Written Consent.

APPROVAL NO. 5 — EMPLOYEE STOCK PURCHASE PLAN APPROVAL

Overview

On October 1, 2020, the Board adopted and our Stockholders approved the ESPP. The ESPP is intended to enable eligible employees of the Company and certain participating companies to purchase shares of our Class A Common Stock at a discount. The ESPP provides for the issuance of up to approximately 2,300,0007 shares of our Class A Common Stock for purchases made under the ESPP. The ESPP will initially be implemented through successive offer periods of six months’ duration.

Description of the ESPP

The following description of certain provisions of the ESPP is intended to be a summary only. In this description, we sometimes refer to an eligible employee’s right to purchase shares of our Class A Common Stock under the ESPP as an “option.” Purchases will be accomplished through participation in discrete offer periods. The summary is qualified in its entirety by the full text of the ESPP, a copy of which is attached hereto as Annex F. It is our intention that the ESPP qualify as an “employee stock purchase plan” under Section 423 of the Code.

Plan term.    The ESPP will be effective as of the Closing, and shall continue in effect until its termination by the Board or the compensation committee or any other committee or subcommittee as duly appointed by the Board (the “ESPP Administrator”).

Shares authorized.    We initially reserved approximately 2,300,000 shares of our Class A Common Stock for issuance under the ESPP.

Offerings.    The ESPP is implemented by offerings of rights to all eligible employees from time to time. The maximum length for an offer period is 27 months. Unless otherwise determined by the ESPP Administrator, it is anticipated that the offer periods will be for successive six-month periods. The commencement date of the first offer period has not been set.

Eligible participants.    Any employee of the Company and certain participating companies are eligible to participate in the ESPP if such employee customarily works more than 20 hours per week for more than five months per calendar year and is not a citizen or resident of a non-U.S. jurisdiction. The ESPP Administrator has the authority to permit non-U.S. employees to participate in the ESPP in its discretion.

No employee is eligible to participate in the ESPP if, immediately after the grant of purchase rights, such employee would own capital stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any parent or subsidiary of the Company. In addition, no employee may purchase more than $25,000 worth of common stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its parent and subsidiary corporations in any calendar year.

Participation in the ESPP.    When an offer period commences, employees who meet the eligibility requirements and wish to participate in the ESPP will be required to enroll in a timely manner. Under the ESPP, eligible employees generally will be able to acquire shares of our Class A Common Stock by accumulating funds through payroll deductions. Eligible employees will be able to select a rate of payroll deduction between 1% and 15% of their eligible compensation. The ESPP Administrator may change these payroll deduction limits before any offering date. An employee’s payroll deduction authorization (as modified by any change of status notice) will remain in effect for successive offer periods unless terminated. An employee’s participation automatically ends upon termination of employment for any reason.

Purchase Price.    Unless otherwise determined by the Administrator, the purchase price for shares of our Class A Common Stock purchased under the ESPP will be 85% of the lower of the fair market value of our Class A Common Stock on the first trading day of the applicable offer period or the last trading day of the applicable offer period.

____________

7           This number is approximately equivalent to 5% of the number of shares of Class A Common Stock on a fully diluted basis following the Closing, assuming that there are no redemptions and no private placement. The number of shares authorized under the ESPP would decrease based on redemptions and increase if shares of Class A Common Stock are issued in connection with any private placement transaction prior to Closing.

Payment of Purchase Price; Payroll Deductions.    The purchase price of the Class A Common Stock is accumulated by payroll deductions over the offer period. A participant may decrease or stop his or her payroll deduction during an offer period, but the ESPP Administrator is authorized to limit the number of payroll deduction rate changes during any offer period.

Purchase of Stock.    In connection with offerings made under the ESPP, the ESPP Administrator has determined that in no event shall a participant be permitted to purchase more than 2,300,000 shares of Class A Common Stock during each offer period. However, the ESPP Administrator may increase or decrease, in its absolute discretion, the maximum number of shares of Class A Common Stock that a participant may purchase in future offer periods.

Withdrawal.    A participant may, by giving notice to the Company: (i) withdraw all but not less than all the payroll deductions credited to the participant’s account and not yet used to exercise the participant’s option under the ESPP, in which case all of the participant’s payroll deductions credited to the participant’s account will be paid to the participant as soon as administratively practicable after receipt of the notice of withdrawal, the participant’s option for the offer period will be terminated automatically and no further payroll deductions for the purchase of shares will be made during the offer period; or (ii) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the participant’s option under the ESPP, in which case all of the participant’s payroll deductions credited to the participant’s account will be applied to the exercise of the participant’s option on the next exercise date, after which such participant’s option for the offer period will be terminated automatically and all remaining accumulated payroll deduction amounts will be returned to the participant. If a participant withdraws from an offer period, payroll deductions will not resume at the beginning of the succeeding offer period, unless the participant re-enrolls in the ESPP. Further procedures for withdrawal may be specified by the ESPP Administrator on a uniform and nondiscriminatory basis.

Restrictions on Transfer.    Rights granted under the ESPP are not transferable except by will or the applicable laws of descent and distribution. Any attempt at transferring rights granted under the ESPP will be without effect, except the ESPP Administrator may treat such act as an election to withdraw funds from an offering period in its discretion.

Adjustment Provisions.    Upon certain transactions by the Company, such as a stock split, reverse stock split, stock dividend, combination, reclassification, merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation or any similar transaction or other increase or decrease in the number of issued shares of Class A Common Stock effected without receipt of consideration by the Company, the Administrator will equitably adjust the number of shares that may be issued under the ESPP, the purchase price, or the maximum number of shares that may be purchased in any offer period, as well as any other terms the ESPP Administrator determines requires adjustment.

Effect of Certain Corporate Transactions.    In the event of a corporate transaction, each option may be assumed by the successor corporation or a parent or subsidiary of the successor corporation without the consent of any participant, or, if not assumed, terminated before the transaction with a final purchase at that time.

Amendment and Termination.    The ESPP Administrator may at any time and for any reason terminate or amend the ESPP. Except in connection with certain corporate transactions or changes in capitalization, no such termination can adversely affect options previously granted, provided that the ESPP may be terminated by the ESPP Administrator under certain circumstances if the ESPP Administrator determines that the termination of the ESPP or one or more offer periods is in our best interests or in the best interests of our Stockholders. Except as described in the previous sentence, or in connection with certain corporate transactions or changes in capitalization, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant without the consent of affected participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law), we will obtain Stockholder approval of any amendment in such a manner and to such a degree as required. In addition, the ESPP Administrator is entitled to, without Stockholder approval and regardless of whether any participant rights have been adversely affected, establish limitations or procedures that the ESPP Administrator determines advisable and which are consistent with the ESPP, including limiting the frequency and/or number of changes in the amount withheld during offer periods, determining the length and frequency of future offer periods, and establishing or changing share purchase limits.

Vote Required

The approval of the ESPP requires the affirmative vote of a majority of the votes cast by the holders of the Class A Common Stock and Class F Common Stock, voting as a single class, which affirmative vote was obtained pursuant to the Second Stockholders’ Written Consent.

INFORMATION ABOUT LEGACY ACQUISITION CORP.

General

We are a blank check company incorporated on March 15, 2016 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

In October 2016, our Sponsor purchased 5,750,000 shares of Class F Common Stock for $25,000, or approximately $0.00333 per share. The Sponsor had agreed to forfeit up to 750,000 Founder Shares to the extent that the over-allotment option granted to the underwriters in our IPO was not exercised in full by the underwriters, so that our Sponsor would own 20% of the Company’s issued and outstanding shares immediately after our initial public offering. During September 2017, the Company effected a 1.5 for 1 stock dividend of 2,875,000 shares of Class F Common Stock, resulting in our Sponsor holding an aggregate of 8,625,000 shares of Class F Common Stock. The stock dividend also adjusted the shares of Class F Common Stock subject to forfeiture from 750,000 to 1,125,000, to the extent that the over-allotment option was not exercised in full by the underwriters, so that the shares of Class F Common Stock would represent 20.0% of the Company’s issued and outstanding shares immediately after our initial public offering.

On November 21, 2017, we closed our IPO and sale of 30,000,000 units at a price to the public of $10.00 per unit, generating gross proceeds of $300,000,000. Each unit consists of one share of the Company’s Class A Common Stock and one redeemable public warrant. Each public warrant entitles the holder to purchase one-half of one share of Class A Common Stock at a price of $5.75 ($11.50 per whole share). No fractional shares will be issued upon exercise of the public warrants. Simultaneously with the closing of our initial public offering on November 21, 2017, the Sponsor paid us $8,750,000 for the private placement purchase from the Company of 17,500,000 warrants at $0.50 per warrant. Each private placement warrant entitles the holder to purchase one-half of one share of Class A Common Stock at $5.75 ($11.50 per whole share). The private placement warrants are identical to the public warrants except that, so long as they are held by the Sponsor and its permitted transferees, (i) the private placement warrants will not be redeemable by us, and (ii) the private placement warrants (including the Class A Common Stock issuable upon exercise of these private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the business combination. If we do not complete a business combination, then the proceeds will be part of the liquidating distribution to our Stockholders and the private placement warrants issued to the Sponsor will expire worthless. On November 27, 2017, the Company was advised by the underwriters that the overallotment option would not be exercised. As such, the 1,125,000 shares of Class F Common Stock subject to forfeiture were forfeited. At October [•], 2020, there were 7,500,000 shares of Class F Common Stock issued and outstanding and 6,122,699 shares of Class A Common Stock outstanding.

Net proceeds of $300,000,000 from our initial public offering and the sale of the private placement warrants were placed in a trust account established for the benefit of the Company’s Stockholders with Continental Stock Transfer & Trust Company, acting as trustee. As of October [•], 2020, we had approximately $63,800,000 in the trust account.

On September 18, 2020, Legacy entered into the Business Combination Agreement with Onyx, pursuant to which, Legacy will pay to the Onyx common stockholders, in the form of shares of Legacy Class A Common Stock valued at $10.00 per share, the Aggregate Purchase Price.

The mailing address of our principal executive office is 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, and our telephone number is (513) 618-7161.

Additional information about the Company is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2020 and June 30, 2020.

Initial Business Combination

NYSE rules require that the business combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the trust account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of signing a definitive agreement in connection with the business combination. Legacy’s Board has determined that the fair market value of the Business Combination meets this test.

Redemption Rights for Holders of Public Shares

We are conducting the Tender Offer, in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act, for our outstanding shares of Class A Common Stock in order to allow our Stockholders the opportunity to redeem their shares in accordance with our Charter. For more information related to the terms of the Tender Offer, please see Legacy’s Schedule TO and Offer to Purchase filed with the SEC on October 5, 2020.

Limitation on Redemption Rights

Our Charter provides that a Stockholder, together with any affiliate of such Stockholder or any other person with whom such Stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to an aggregate of 15% or more of the outstanding shares of Class A Common Stock sold in our IPO.

Employees

As of the date of this Information Statement, we have three executive officers. Members of our management team are not obligated to devote any specific number of hours to our matters, but they intend to devote as much of their time as they deem necessary to our affairs until we have completed the Business Combination. The amount of time that Mr. Rigaud, Mr. McCall, Mr. Finn or any other members of our management team will devote in any time period will vary based on the current stage of the Business Combination process.

Properties

We maintain our executive offices at 1308 Race Street, Suite 200, Cincinnati, Ohio 45202. The cost for this space is included in the $10,000 per month fee that we pay our Sponsor for office space, utilities, secretarial support and other administrative, accounting and consulting services. We believe that the amount we pay under the administrative services agreement is comparable to the cost of similar services that we could obtain from unaffiliated persons. We consider our current office space adequate for our current operations.

Management

Legacy’s Directors and Officers

The directors and executive officers of Legacy as of the date of this Information Statement are as follows:

Name	Age	Title
Edwin J. Rigaud	77	Chief Executive Officer and Chairman
Darryl T. F. McCall	65	President, Chief Operating Officer and Director
William C. Finn	59	Chief Financial Officer and Secretary
Steven A. Davis	62	Director
Richard White	66	Director
Andrew W. Code	62	Director
Sengal Selassie	51	Director

Edwin J. Rigaud has served as our Chairman and Chief Executive Officer since inception and has more than 40 years of business experience across a multitude of operating and leadership roles. In 2007, Mr. Rigaud founded EnovaPremier and commenced operations through the acquisition of the assets of T&WA, Inc. Since that time, he has served as owner and the President and Chief Executive Officer of EnovaPremier (2007-2018) and as Chairman (2019) while guiding that company to a position as one of the leading providers of automotive tire & wheel pre-assembly services in the United States. Prior to founding EnovaPremier, Mr. Rigaud served in numerous operating and management capacities at Procter & Gamble from 1965 to 2001. Mr. Rigaud’s notable leadership positions at Procter & Gamble included his role as a Vice President of Food & Beverage Products and as a Vice President of Government Relations in North America. Adding to his experience as a senior manager, Mr. Rigaud developed significant expertise in product development and brand management having been the first Technical Brand Manager in the exploratory phase of Pringle’s, and ultimately the Product Development Group Leader during the execution of Pringle’s national launch. Mr. Rigaud also led the product development efforts of Secret Deodorant & Antiperspirant improvements, including key active ingredient technology and perfume upgrades, while having direct participation with the Leo Burnett Agency in the creation of the famous advertising slogan, “strong enough for a man, but made for a woman.” Mr. Rigaud’s leadership in these efforts helped to facilitate a major relaunch of the Secret brand. He was ultimately named a Director in Product Development. Outside of his corporate leadership experience, Mr. Rigaud has served on the Board of the Federal Reserve Bank of Cleveland and the Board of the local affiliate of Fifth Third Bank of Cincinnati. Mr. Rigaud has also held appointments by Governor Bob Taft to the Ohio Board of Regents, and by President George W. Bush to the national Institute of Museum and Library Services. In 1997, Mr. Rigaud became the first CEO of the National Underground Railroad Freedom Center, located in Cincinnati, Ohio. This 9-year development program included raising $110 million while working closely with John Pepper, former Chairman and CEO of Procter & Gamble, who served as the national building Campaign Chairman. Mr. Rigaud is also the head of one of the first African American co-ownership groups of a Major League Baseball franchise, the Cincinnati Reds.

Darryl T. F. McCall has served as our President and COO since inception and is our director. With more than 35 years of domestic and international operating experience with consumer products businesses, Mr. McCall will provide us with a broad range of functional expertise and executive leadership experience. Mr. McCall served as Executive Vice President and Executive Committee member at Coty Inc. from 2008 to 2014 where his key responsibilities involved the management of numerous global manufacturing facilities and distribution centers. During his tenure at Coty, Mr. McCall also held major responsibilities related to the integration of 5 acquired businesses and helped lead the company through its $1.0 billion initial public offering in 2013. Prior to joining Coty, Mr. McCall held numerous positions at Procter & Gamble from 1978 to 2008. From 2007 to 2008, Mr. McCall was Product Supply Vice President — Global Fabric Care, leading a global organization comprised of more than 35 manufacturing operations centers and more than 16,000 employees. From 2005 to 2006, Mr. McCall served as General Manager of Procter & Gamble’s Global Personal Cleansing Care Division which oversees brands such as Camay®, Gillette®, Ivory®, Olay®, Old Spice®, and Zest®. Mr. McCall also held significant responsibilities for integrating certain of Procter & Gamble’s large acquisitions. Notable examples include the leadership of the supply chain integration of Gillette® and Wella®. Over the course of his career Mr. McCall has managed operations in Belgium, Canada, the United Kingdom, France, Switzerland and the United States. He also is an outside independent Director for HCP Packaging.

William C. Finn has served as our Chief Financial Officer and Secretary since August 2016. Mr. Finn has worked in the Commercial Finance Industry for more than 29 years. Mr. Finn has worked as a senior executive for several financial institutions, including National City Bank (Senior Vice President, May 2000 to April 2007), Wintrust Financial Corporation (Executive Vice President, April 2007 to November 2010) and Fifth Third Bank (Senior Vice President, November 2010 to January 2016). Over the course of his career, Mr. Finn has completed traditional commercial banking transactions for numerous privately-held and publicly-listed companies whose annual sales ranged from $10 million to $10 billion. Since January 2016, Mr. Finn has engaged in international business development activities as a shareholder of two companies: Isovac Products, a company that manufactures products that provide Chemical/Biological/Radiological isolation, containment and protection; and GSD Innovations, a technology distribution company that focuses primarily on domestic and international renewable energy, clean water and humanitarian efforts. Effective December 31, 2018, Mr. Finn sold his interest in GSD Innovations. In addition, since 2015, Mr. Finn has served as Managing Member of W.C. Financial, a boutique consulting firm that focuses on securing project financing for domestic and international opportunities related to renewable energy and infrastructure, ranging from $50 million to $500 million.

Steven A. Davis, our director, serves as chief executive officer of SDL Consulting LLC and served as Chairman of the Board and Chief Executive Officer of Bob Evans Farms, Inc. from 2006 to 2014. Bob Evans Farms is a diversified and integrated restaurant and packaged foods company. Before joining Bob Evans Farms, Mr. Davis served as the President of Long John Silver’s and A&W All-American Food at Yum! Brands from 2002 to 2006. Prior to his position as President of those businesses, he served in a variety of operations management and other senior executive positions within Yum! Brands, including Senior Vice President of Pizza Hut. Prior to that, Mr. Davis was employed by Kraft General Foods in a series of brand leadership positions, launching several successful new products, new packaging and business building marketing campaigns for household brands such as Budget Gourmet®, Philadelphia® Cream Cheese, and Velveeta®. Mr. Davis also has significant board experience. From 2006 to 2009, Mr. Davis served as a director of CenturyLink, a publicly-traded telecommunications firm. From 2009 to 2015, he served on the board of directors of the Walgreen Co., one of the world’s largest drugstore chains, as the Nominating and Corporate Governance Chair and on the Compensation and Finance Committees. Since July 2013, Mr. Davis has served as a member of the board of directors and as a member of the audit committee and the corporate governance and nominating committee for

Marathon Petroleum Corporation, a U.S.-based refiner and distributor of gasoline. In 2015, Mr. Davis joined the board of directors for the Albertsons Companies, a food and drug retailer operating under banners such as Albertsons®, Randalls®, and Safeway®. In 2017, Mr. Davis joined the board of directors for Sonic Corporation, one of the United States’ largest chains of drive-in restaurants.

Richard White, our director, has served as chief executive officer of Aeolus Capital Group Ltd., a financial and strategic management advisory firm, since May 2017. Mr. White served as Managing Director and head of Oppenheimer & Co. Inc.’s. Private Equity and Special Products Department from 2004 until April 2017. From 1997 until 2002, Mr. White was a Managing Director of CIBC Capital Partners, the private equity merchant banking division of Canadian Imperial Bank of Commerce, the successor by acquisition of Oppenheimer & Co., Inc. From 1985 until 1997, Mr. White was a Managing Director and one of approximately 30 General Partners of Oppenheimer & Co. Inc. Mr. White was responsible for founding and building several of its investment banking industry groups including consumer products, business services, industrials, technology, gaming and leisure, and real estate. Mr. White also headed Oppenheimer’s mergers and acquisitions department. Mr. White is a CPA. Mr. White is the Lead Independent Director of G-III Apparel Group Ltd., a manufacturer, retailer, and distributor of apparel (Nasdaq: “GIII”). Mr. White holds a Master’s in Business Administration from the Wharton Graduate School of the University of Pennsylvania and a B.A. from Tufts University.

Andrew W. Code, our director, is a founder and Chairman of Promus Capital and Promus Equity Partners, a multi-family office founded in 2008 with a concentration in alternative assets such as private equity, impact investing, hedge funds, managed futures, and real estate. Prior to Promus, in 1988, Mr. Code founded CHS Capital, a $2.9 billion private equity fund that invests in middle market companies that design, manufacture and distribute a broad array of consumer and industrial products and services, and remained a partner there until 2012. Prior to founding CHS, Mr. Code was a Vice President with Citicorp’s Leveraged Capital Group from 1986 to 1988 and was employed by American National Bank in Chicago from 1981 to 1986. Mr. Code sits on the boards of SCP Pool (Nasdaq), Quality Control Corporation, Boat House Holdings, LLC and Ellison Bakery. He also sits on the boards of several private investment companies, including Resource Land Holdings, CapX Partners, LaSalle Capital Group, Sun Trading and Creation Investments. He is the President of the Code Family Foundation, is a founder and Chair of Chicago Fellowship, and sits on The University of Iowa Foundation Board and the Foundation Investment Committee where he has served as committee chair since 2014.

Sengal Selassie, our director, is co-chief executive officer and co-founder of Brightwood Capital Advisors, LLC, or Brightwood, an investment advisory firm providing debt and equity capital solutions to U.S. based companies with EBITDA of $5 million to $75 million. Mr. Selassie has been involved in all phases of the firm’s development since its founding in March 2010. He is a member of the Executive Committee and serves on the Investment Committee of all Brightwood managed funds. Prior to forming Brightwood, Mr. Selassie led a spinout from SG Capital Partners LLC (“SG Capital”), co-founding Cowen Capital Partners, LLC (“Cowen Capital”), where he served as Managing Partner from 2006 to 2009. Cowen Capital went on to form Trinity Investors. Mr. Selassie joined Cowen Capital from SG Capital, Cowen Capital’s predecessor fund where he worked from 1998 through 2006. At SG Capital he was a Managing Director and served as group head starting in 2002. While at Cowen Capital and SG Capital, Mr. Selassie made more than 25 investments in 11 portfolio companies. Prior to SG Capital, Mr. Selassie worked in the Mergers & Acquisitions Group at Morgan Stanley where he helped media and telecommunications companies execute strategic transactions from 1996 to 1998. He began his career in the Corporate Finance Group of the Investment Banking Division of Goldman Sachs in 1990. Mr. Selassie is a member of the New York and Connecticut Bar Associations. He earned his M.B.A. with distinction and J.D. cum laude from Harvard University. Mr. Selassie has an A.B. in Economics magna cum laude from Harvard College.

Involvement in Certain Legal Proceedings

During the past ten years, none of the Company’s executive officers, directors or nominees have (i) been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

During the past ten years (i) no petition has been filed under federal bankruptcy laws or any state insolvency laws by or against any of our executive officers, directors or nominees, (ii) no receiver, fiscal agent or similar officer was appointed by a court for the business or property of any of our executive officers, directors or nominees, and (iii) none of our executive officers, directors or nominees was an executive officer of any business entity or a general partner of any partnership at or within two years before the filing of a petition under the federal bankruptcy laws or any state insolvency laws by or against such entity. All of the Company’s executive officers, directors and nominees listed above are U.S. citizens.

As of the date of this Information Statement, we are not subject to any material legal proceedings, nor, to our knowledge, are any material legal proceedings threatened against us or any of our executive officers or directors in their corporate capacity.

Stockholder Communications

Stockholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Chairman of the Board of Directors, Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202. Comments or questions regarding Legacy’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to the Board.

Number and Terms of Office of Officers and Directors

We have six directors. Our Board is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two year term. The class I directors consist of Messrs. Code, Davis and Selassie, and their term will expire at our first annual meeting of stockholders. The class II directors consist of Messrs. Rigaud, McCall and White, and their term will expire at the second annual meeting of stockholders. An annual meeting of stockholders was held on December 31, 2019 for the election of class I directors.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman, Chief Executive Officer, President, Chief Financial Officer, Secretary and such other officers (including without limitation, Vice Presidents, Assistant Secretaries and a Treasurer) as may be determined by the Board.

Board Leadership Structure and Role in Risk Oversight

Legacy’s Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, Legacy’s Board does not have a fixed policy regarding the separation of the offices of Chief Executive Officer and Chairman and believes that it should maintain the flexibility to select the Chairman and its leadership structure, from time to time, based on the criteria that it deems in the best interests of the Company and its Stockholders. This has allowed Legacy’s Board the flexibility to establish the most appropriate structure for the Company at any given time.

Currently, our Chief Executive Officer is also our Chairman. Legacy’s Board believes that, currently, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for our Company. In making this determination, Legacy’s Board considered, among other matters, Mr. Rigaud’s experience in leading businesses and believes that his experience and knowledge allow him to serve as both Chairman and Chief Executive Officer. In addition, Legacy’s Board believes that such structure promotes clearer leadership and direction for Legacy and allows for a single, focused chain of command to execute a business combination.

Legacy’s Board is actively involved in overseeing our risk assessment and monitoring processes. Legacy’s Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. In addition, each of the committees of Legacy’s Board considers risk within its area of responsibility.

Director Independence

NYSE listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We have appointed four “independent directors” as defined in the NYSE listing standards and applicable SEC rules to serve on our Board. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Board of Directors Meetings

During 2018, there were seven meetings of our Board. During 2019, there were four meetings of our Board. During 2020, there have been seven meetings of our Board. All of our directors attended at least 75% of the meetings held during these years. All directors are expected to attend meetings of the Board, meetings of the committees upon which they serve and meetings of our Stockholders absent cause.

On December 31, 2019, we held our Annual Meeting of Stockholders. Edwin Rigaud, Darryl McCall, Richard White, Steven Davis and Andrew Code were the Board members in attendance.

Committees of the Board of Directors

Our Board has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee operates under a charter that has been approved by our Board and has the composition and responsibilities described below. The charter of each committee is available on our website. Our audit committee, compensation committee and nominating and corporate governance committee are composed solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors. The members of our audit committee are Richard White, Andrew W. Code, and Steven A. Davis. Mr. White serves as chairman of the audit committee. Under the NYSE listing standards and applicable SEC rules, we are required to have three members on the audit committee. The rules of NYSE and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Messrs. White, Code, Davis qualify as independent directors under applicable rules. Each member of the audit committee is financially literate and our Board has determined that Mr. White qualifies as an “audit committee financial expert” as defined in applicable SEC rules. During 2018 and 2019, there were four meetings and four meetings of the audit committee, respectively, and each member of the audit committee attended at least 75% of the meetings held by the audit committee during these years. Additionally, in 2020, there have been two meetings of the audit committee, and each member of the audit committee attended each of these meetings.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered accounting firm all relationships the independent registered accounting firm have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered accounting firm;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered accounting firm describing (i) the independent registered accounting firm’s internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board consisting of three members. The members of our Compensation Committee are Richard White, Andrew W. Code, and Steven A. Davis. Mr. Davis serves as chairman of the compensation committee. Because none of our directors or executive officers have received any compensation for the services rendered to us, our Compensation Committee has not yet held a meeting.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee. The members of our nominating and corporate governance committee are Richard White and Sengal Selassie. Mr. Selassie serves as chair of the nominating and corporate governance committee.

The primary purposes of our nominating and corporate governance committee are to assist the Board in:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board;

•        developing, recommending to the Board and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors and management in the governance of the Company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The nominating and corporate governance committee is governed by a charter that complies with the rules of the NYSE.

Director Nominations

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board.

Code of Ethics

We have adopted a code of ethics applicable to our directors, officers and employees. Complete copies of our code of ethics, our audit committee charter, our compensation committee charter and our nominating committee charter are available on our website at http://www.legacyacquisition.com/investor-resources.html#governance. The inclusion of Legacy’s website address in this Information Statement does not include or incorporate by reference the information on Legacy’s website into this Information Statement. In addition, a copy of the code of ethics will be provided without charge upon request to us. We intend to disclose any amendments to or waivers of certain provisions of our code of ethics in a Current Report on Form 8-K.

Conflicts of Interest

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then current fiduciary or contractual obligations, he or she will honor these fiduciary obligations under applicable law. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to complete the Business Combination. Our Charter renounces our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our Company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

Our Sponsor, executive officers and directors may become involved with subsequent blank check companies similar to our company. Other potential conflicts of interest are:

•        None of our officers or directors are required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

•        In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented. For a complete description of our management’s other affiliations, see the section entitled “Information about Legacy Acquisition Corp. — Director Independence” in this Information Statement.

•        Our initial Stockholders have agreed to waive their redemption rights with respect to their shares of Class F Common Stock and Class A Common Stock in connection with the Closing. Additionally, our initial Stockholders have agreed to waive their redemption rights with respect to their shares of Class F Common Stock if we fail to consummate a business combination by the Business Combination Deadline. If we do not complete a business combination within such applicable time period, the proceeds of the sale of the private placement warrants will be used to fund the redemption of our shares of Class A Common Stock, and the private placement warrants will expire worthless. With certain limited exceptions, shares of Class F Common Stock are not transferable, assignable or saleable by our Sponsor until the earlier of (1) one year after the completion of a business combination and (2) the date on which we consummate a liquidation, merger, capital stock exchange, reorganization, or other similar transaction after a business combination that results in all of our Stockholders having the right to exchange their shares of Common Stock for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of our Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the business combination, the shares of Class F Common Stock will be released from the lock-up. On September 18, 2020, the Sponsor and Legacy entered into the Sponsor Lock-Up Agreement, pursuant to which the Sponsor agreed not to sell, or otherwise transfer its rights to, its shares of Common Stock of Legacy, during the period commencing on the Closing and ending upon the earlier of (i) the first anniversary of the Closing, (ii) the date, following the 180th day after the Closing, on which the VWAP on the NYSE of the Class A Common Stock of Legacy equals or exceeds $15.00 per share for any 20 day period (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), (iii) the date, following the 270th day after the Closing, on which the VWAP of the Class A Common Stock of Legacy equals or exceeds $13.00 per share for any 20 day period (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), or (iv) Legacy’s completion of a liquidation, merger, stock exchange or other similar transaction that results in all of Legacy’s Stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property

Since our Sponsor, officers and directors directly or indirectly own common stock and warrants following our initial public offering, our Sponsor, officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate the business combination.

The conflicts described above may not be resolved in our favor.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•        the corporation could financially undertake the opportunity;

•        the opportunity is within the corporation’s line of business; and

•        it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above listed criteria to multiple entities. Furthermore, our Charter provides that the doctrine of corporate opportunity will not apply with respect to any of our officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have. Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations that may present a conflict of interest:

Name of Individual	Entity Name	Entity’s Business	Affiliation
Edwin J. Rigaud	EnovaPremier, LLC	Automotive supply company	Chairman
	AACE LLC	Co-owner of the Cincinnati	Manager
	AALI, LLC and AALI-2, LLC	Reds Investment vehicle	Manager
	ICS LLC (dba Kurense)	Prepaid credit cards for students’ tuition refunds and employee payroll payments	Chairman
	REEAAL, LLC and REEAAL-2, LLC	Real estate investments	Manager
Darryl McCall	HCP Packaging	Plastic component packaging for the beauty, cosmetics and skin care market	Director
	Darryl McCall Consulting, LLC	Consumer Packaged Goods and Operations Consulting	Principal
William C. Finn	W.C. Financial	Boutique consulting services	Managing Member
Steven A. Davis	Marathon Petroleum Corporation	Refinery and gasoline distribution	Director
	Albertsons Companies	Food and drug retailer	Director
	Sonic Corporation	Restaurant chain	Director
Richard White	Aeolus Capital Group LLC	Financial and strategic management advisory firm	Chief Executive Officer
	G-III Apparel Group Ltd.	Apparel	Lead Independent Director
Andrew Code	Promus Capital	Investments	Chairman
	SCP Pool	Pool supplies	Director
	Quality Control Corporation	Electronic parts supplier	Director
	Boat House Holdings, LLC	Boat dealership	Director
	Ellison Bakery	Wholesale bakery	Director
Sengal Selassie	Brightwood Capital Advisor, LLC	Investments	Co-Chief Executive Officer

Accordingly, if any of the above executive officers or directors become aware of a business combination opportunity which is suitable for any of the above entities to which he or she has then current fiduciary or contractual obligations, he or she will honor these obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that any of the foregoing fiduciary duties or contractual obligations will materially affect our ability to complete our business combination. Our Charter renounces our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our Company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

Limitation on Liability and Indemnification of Officers and Directors

Our Charter provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our Charter provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted by Delaware law.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our Charter. Our bylaws also permit us to maintain insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We also have obtained a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Director and Executive Officer Compensation

None of our directors or executive officers have received any cash compensation for services rendered to us. Until the earlier of Closing of the Business Combination or our liquidation, since November 16, 2017, we have paid and will continue to pay our Sponsor a total of $10,000 per month for office space, utilities, secretarial support and other administrative and consulting services. We may pay our executive officers, directors, members of our Advisory Council or other members of our Sponsor for consulting related services, such as due diligence, in connection with the investigation of potential target companies with which we are in discussion. Our Sponsor, executive officers and directors, or any of their respective affiliates, have been and will be reimbursed for any out of pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, including in respect of the Business Combination. Our independent directors regularly receive information on payments made to officers and directors and a summary of cash disbursements to our Sponsor, officers, directors or our or their affiliates and have the opportunity to request detail regarding such expenses.

Report of the Audit Committee

Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the Company’s independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of the New York Stock Exchange.

Management has primary responsibility for the system of internal controls and the financial reporting process. WithumSmith+Brown, PC, the Company’s independent registered public accounting firm (“Withum”), has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with public company accounting oversight board (PCAOB) standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee has reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2019 with the Company’s management and Withum. The Audit Committee has also discussed with Withum the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications, as amended by Statement of Auditing Standards No. 1301, Audit Committee Communications. The Audit Committee has received and reviewed the written disclosures and the letter from Withum required by the Independence Standards board of directors Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Withum are compatible with maintaining their independence. The Audit Committee has also discussed with Withum the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight board of directors (United States) regarding Communication with Audit Committees.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the Securities and Exchange Commission and instructed the registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE
Richard White
Andrew W. Code
Steven A. Davis

The foregoing report of the Audit Committee shall not constitute “soliciting material,” shall not be deemed “filed” with the SEC and are not to be incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate either such report by reference therein.

Audit Fees and All Other Fees

The following is a summary of fees paid or to be paid to Withum, for services rendered.

Audit Fees.    Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the audit of our annual financial statements, review of the quarterly financial information for the respective periods and other required filings with the SEC for the fiscal years ended December 31, 2019 and 2018 totaled $57,000 and $57,000, respectively. Additionally, in 2019, Withum rendered auditing services in relation to the filing of our preliminary proxy statement for our special stockholder meeting which was to be held in 2020, the fees for which totaled $35,000.

Audit Related Fees.    Audit related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the fiscal years ended December 31, 2019 and 2018, we did not pay Withum any audit related fees.

Tax Fees.    Fees charged by Withum for tax return services, planning and tax advice for the fiscal years ended December 31, 2019 and 2018, were approximately $3,000 and $3,000, respectively.

All Other Fees.    We did not pay Withum for any other services for the years ended December 31, 2019 and 2018.

Pre-Approval Policy

Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our independent registered accounting firm, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR LEGACY ACQUISITION CORP.

The following discussion and analysis should be read in conjunction with the financial statements and related notes of Legacy included elsewhere in this information statement. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements.”

Overview

We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We have reviewed a number of opportunities for the purpose of entering into a business combination with an operating business, and, as described below in further detail under the caption “Agreement for Business Combination and Extension Amendments,” entered into a Share Exchange Agreement with Blue Valor Limited, which we terminated on July 20, 2020, and subsequently entered into the Business Combination Agreement with Onyx on September 18, 2020. We are not able to determine as of the date of this Information Statement whether we will complete the Business Combination with Onyx. We intend to effectuate the Business Combination using remaining cash from the proceeds of our initial public offering (after redemptions in October 2019 and in May 2020) and, our capital stock.

The issuance of additional shares of our stock in a business combination:

•        may significantly dilute the equity interest of investors in our initial public offering, which dilution would increase if the anti-dilution provisions in the Class F Common Stock resulted in the issuance of shares of Class A Common Stock on a greater than one-to-one basis upon conversion of the shares of Class F Common Stock;

•        may subordinate the rights of holders of common stock if preferred stock is issued with rights senior to those afforded our common stock;

•        could cause a change of control if a substantial number of shares of our common stock are issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and could result in the resignation or removal of our present officers and directors;

•        may have the effect of delaying or preventing a change of control of us by diluting the stock ownership or voting rights of a person seeking to obtain control of us; and

•        may adversely affect prevailing market prices for our Class A Common Stock and/or public warrants.

Similarly, if we issue debt securities, it could result in:

•        default and foreclosure on our assets if our operating revenues after an initial business combination are insufficient to repay our debt obligations;

•        acceleration of our obligations to repay the indebtedness even if we make all principal and interest payments when due if we breach certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

•        our immediate payment of all principal and accrued interest, if any, if the debt security is payable on demand;

•        our inability to obtain necessary additional financing if the debt security contains covenants restricting our ability to obtain such financing while the debt security is outstanding;

•        our inability to pay dividends on our common stock;

•        using a substantial portion of our cash flow to pay principal and interest on our debt, which will reduce the funds available for dividends on our common stock if declared, expenses, capital expenditures, acquisitions and other general corporate purposes;

•        limitations on our flexibility in planning for and reacting to changes in our business and in the industry in which we operate;

•        increased vulnerability to adverse changes in general economic, industry and competitive conditions and adverse changes in government regulation; and

•        limitations on our ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements, execution of our strategy and other purposes and other disadvantages compared to our competitors who have less debt.

As indicated in the accompanying financial statements, at June 30, 2020 and December 31, 2019 we had approximately $563,000 in cash and $583,000 in cash, respectively. We expect to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to raise capital or to complete our initial business combination will be successful.

Agreement for Business Combination and Extension Amendments

On December 2, 2019, the Company entered into an Amended and Restated Share Exchange Agreement, as amended by that First Amendment to the Amended and Restated Share Exchange Agreement, dated March 13, 2020 (the “Share Exchange Agreement”), that amends and restates the Share Exchange Agreement dated as of August 23, 2019, as amended by that First Amendment to Share Exchange Agreement dated as of September 27, 2019, with Blue Valor Limited (“Blue Valor” or the “Seller”), a company incorporated in Hong Kong and an indirect, wholly owned subsidiary of Blue Focus Intelligent Communications Group. On July 20, 2020, the Company terminated the Share Exchange Agreement pursuant to Section 10.1(f) therein, which allowed either party to terminate the agreement if the business combination contemplated therein was not consummated by May 20, 2020. The termination was in response to the increasing impact on the global advertising sector, and global markets broadly, resulting from the COVID-19 pandemic, which has negatively affected market valuations. Under the terms of the Share Exchange Agreement, Legacy would have purchased all of the issued and outstanding shares of a wholly owned holding company of Blue Valor, which held an advertising and marketing services group, which we refer to as the “Blue Impact business.” Concurrently with termination of the Share Exchange Agreement, Legacy terminated the related ancillary agreements which it had entered into in connection with the contemplated business combination.

On September 18, 2020, the Company entered into the Business Combination Agreement with Onyx, pursuant to which, among, subject to the satisfaction or waiver of certain conditions therein, the Company will pay to the Onyx common stockholders, in the form of shares of Legacy Class A Common Stock valued at $10.00 per share, an amount equal to the sum of (a) $260,000,000, (b) plus the amount, if any, by which the net working capital of Onyx exceeds a net working capital target, (c) minus the amount, if any, by which the net working capital exceeds the net working capital of Onyx, (d) plus $25,000,000, which represents cash that will be retained by Onyx, (e) minus the amount of indebtedness of Onyx, (f) minus $20,000,000 to be paid to the holders of the outstanding shares of the preferred stock, no par value per share, of Onyx, (g) minus the amount of all of Onyx’s transaction expenses, (h) minus $3,000,000, to be held in reserve by Legacy for potential post-Closing purchase price adjustments, (i) minus $350,000 for the stockholder representative reserve fund to be used for paying directly, or reimbursing the Stockholder Representative for, any third party expenses pursuant to the Business Combination Agreement and the agreements ancillary thereto, and (j) unless certain claims are resolved prior to Closing (as described below), minus $7,500,000, to be held in reserve by Legacy for reimbursement of certain potential indemnification expenses that may become payable by Onyx.

The purchase price will be estimated at Closing and will be subject to a post-Closing reconciliation process. Any unused portion of the Adjustment Reserve Amount following such reconciliation, or any unused portion of the Indemnification Expense Reserve Amount, will be paid to the Onyx common stockholders by issuance of additional shares of Class A Common Stock in accordance with the terms of the Business Combination Agreement.

As a result of a Letter Agreement dated September 17, 2020, by and between Legacy, Wells Fargo, Cantor Fitzgerald, Stifel, Nicolaus & Co. and Loop Capital, the deferred underwriting fee referred payable by Legacy and referred to in the “Liquidity and Capital Resources” and “Deferred Offering Costs” has been reduced by $4,500,000, from $10,500,000 to $6,000,000.

In connection with the Business Combination Agreement, Legacy agreed to use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding public warrants to (a) amend the Warrant Agreement to provide, among other things, that each outstanding public warrant will no longer be exercisable to purchase one-half share of Class A Common Stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead will be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the trust account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A Common Stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A Common Stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A Common Stock and (b) to amend the Warrant Agreement to provide, among other things, that 2,912,230 private placement warrants issued pursuant to that certain Sponsor Warrants Purchase Agreement, dated as of October 24, 2017, between Legacy and Sponsor, and not owned by Sponsor, shall no longer be exercisable to purchase one-half share of Class A Common Stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the trust Account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A Common Stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A Common Stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A Common Stock.

The Company’s Charter and final IPO prospectus dated November 16, 2017, (which was filed with the SEC on November 17, 2017) provided that the Company had until November 21, 2019 to complete a business combination. In order to provide the Company additional time to complete the business combination with the Blue Impact business, on October 22, 2019 the Company’s Stockholders approved an Extension Amendment (the “Extension Amendment”) in order to extend the deadline to complete the business combination with the Blue Impact business from November 21, 2019 to December 21, 2019 and thereafter at the Company’s option or upon the Sellers request up to five times, initially to January 21, 2020, and thereafter by up to four additional 30-day periods ending on May 20, 2020 (the “Initial Extended Date”). On April 21, 2020, the Company filed a definitive proxy on Schedule 14A related to the extension of the deadline to consummate a business combination to November 20, 2020. Thereafter, on May 18, 2020, the shareholders of the Company approved an extension of time to complete a business combination from May 20, 2020 to November 20, 2020 (the “Extended Date”). As such, the deadline to consummate a business combination is currently extended to November 20, 2020. While the purpose of the Extension Amendments were initially to allow the Company more time to complete the proposed business combination with the Blue Impact business, the Company may use the extensions to complete an alternative business combination. The Company may continue to withdraw from the trust account amounts necessary for taxes, and for working capital of up to $750,000 annually (on a pro rata basis), during the period of the Extension Amendments.

On October 23, 2019, the Company issued a note (the “Seller Note”) for the aggregate principal amount of approximately $979,000, to the Seller (including $100,000 provided to the Company for working capital). Borrowings under the Seller Note will bear interest at a rate equal to the 1-month USD LIBOR interest rate, plus 1.5%. The Seller Note was issued in connection with the approval by the Company’s Stockholders of the Extension Amendment. In connection with the Extension Amendment, Stockholders elected to redeem 694,820 shares of the public shares, and 29,305,180 public shares remained issued and outstanding at that time following such redemptions. Accordingly, consistent with the Company’s proxy materials relating to the special meeting, on or about October 23, 2019, the Company made a cash contribution to the trust account in an amount equal to $0.03 for each public share that was not redeemed in connection with the Stockholder approval of the Extension Amendment for the initial extension through December 21, 2019, which equaled an aggregate amount of approximately $979,000 (including $100,000 provided to Company for costs and expenses). On December 17, 2019, in connection with the Company’s extension of the date by which the Company has to consummate a business combination from December 21, 2019, to January 21, 2020, the Company issued an amended and restated note (the “Amended Seller Note”) to the Seller that amended and restated the Seller Note and received the second Seller Loan from the Seller. Borrowings under the Amended Seller Note will continue to bear interest at a rate equal to the 1-month USD LIBOR interest rate, plus 1.5% accruing from the date of the applicable borrowings. Subsequent to December 31, 2019, the Company extended the date by which it had to consummate a business combination from January 21, 2020 to February 20, 2020, from February 20, 2020 to March 21, 2020, from March 21, 2020 to April 20, 2020 and from April 20, 2020 to May 20, 2020. In connection with each of the first three extensions, the Seller loaned $979,155.40 to the Company under the Amended Seller Note. Additionally, in connection with the remaining extensions, the Seller loaned $879,155.40 for each extension. As a result, Seller loaned to the Company a total of $5,574,932.40 at June 30, 2020 (six loans), and a total of $1,958,310.80 at December 31, 2019 (two loans).

Under the terms of the Share Exchange Agreement, the Seller agreed to loan (each, a “Seller Loan”) to Legacy the amount of the contributions to be made by Legacy in connection with the initial extension through December 21, 2019, and for each period of the Extension thereafter; provided, however, that the Seller was not required to make any loan to Legacy with respect to any Extension for the purpose of consummating an initial business combination other than the business combination with the Blue Impact business. In addition, the Seller agreed that the Seller Loans may include additional amounts to cover certain costs and expenses that Legacy will reasonably incur in connection with the continuation of operations until the earlier of the consummation of the business combination with the Blue Impact business or the Initial Extended Date and the total of all such costs and expenses shall not exceed a total of $300,000 in the aggregate for all Extensions through the Initial Extended Date. No Seller Loan may exceed $1,000,000 in the aggregate (including loans to fund costs and expenses). The Seller Loans made on or about October 23, 2019, December 21, 2019 and January 21, 2020, each in the principal amount of approximately $979,000 under the Amended Seller Note reflect a loan to fund the Company’s contributions to the trust account of approximately $879,000 plus $100,000 to fund the costs and expenses that the Company reasonably expected to incur in connection with the continuation of operations until the earlier of the consummation of the business combination with the Blue Impact business or the Initial Extended Date. As of June 30, 2020, Legacy had borrowed in respect of its costs and expenses a total of $300,000 in the aggregate.

The Seller Loans will be forgiven by the Seller if the closing of a business combination does not occur and the trust account liquidates, except to the extent of any funds that are available to the Company (i) after such liquidation in accordance with the trust agreement, or (ii) from any other source. The amount of the Seller Loans will be repayable by the Company to the Seller upon consummation of a business combination.8

When the Company elected and/or the Seller requested that the Company extend the date by which the Company has to consummate the business combination with the Blue Impact business, the Company publicly announced the Company’s decision no later than the close of business on the last day of the then-current extension period. In addition, the Company made additional contributions of $0.03 per outstanding public share for each period of the extension by Legacy at its option and/or at the Seller’s request. The Company made contributions of $879,155.40 for each of the six extensions at June 30, 2020, for contributions to the trust account of a total aggregate amount of $5,274,932. If the Company’s Board determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company’s Board would wind up our affairs and redeem 100% of the outstanding public shares.

In connection with the extension of the period by which the Company has to complete an initial business combination through November 20, 2020, the Company agreed to make a cash contribution (“Contribution”) to the trust account in an amount equal to $0.02 for each public share that was not redeemed in connection with the stockholder approval of the Extension Amendment for each month of the Extension (or approximately $122,400.00 per month after giving effect to redemptions). The Contribution will not accrue interest and the aggregate amount of the Contribution will be calculated and paid in full at the closing from the proceeds of the business combination. Since this potential payment is contingent upon the closing of a business combination, no accrual of a liability has been made at October [•], 2020 and any payment will be reflected upon the closing the Business Combination.

Results of Operations and Known Trends or Future Events

We have neither engaged in any operations nor generated any revenues to date. Our primary activities since inception have been organizational activities and those necessary to prepare for our initial public offering which was consummated on November 21, 2017. Since that time, our activities have also included the activities in our search for a business combination, our negotiation and entry into the Share Exchange Agreement, the termination of the Share Exchange Agreement, our negotiation and entry into the Business Combination Agreement and our performance of our obligations thereunder.

____________

8        The Company may choose to settle the Seller Loans and related fees with stock consideration.

Three and Six Months Ended June 30, 2020 and Three and Six Months Ended June 30, 2019

In the three and six months ended June 30, 2020 our principal operating expenses included approximately $98,000 and $215,000 for the professional, insurance and listing costs associated with our public reporting, approximately $50,000 and $100,000 in franchise taxes, approximately $1,350,000 and $1,593,000 in consulting, legal and travel costs associated with our search for a business combination candidate and related proxy and other costs and approximately $30,000 and $60,000 ($10,000 per month) in administrative fees to our Sponsor. Additionally, in the three and six months ended June 30, 2020, the company incurred approximately $28,000 and $52,000 of interest expense on the notes issued in connection with the October 23, 2020 Extension Amendment, as amended. Further, during the three and six months ended June 30, 2020, the Company generated approximately $105,000 and $1,041,000 of interest income on the U.S. government treasury bill investments in the trust account. The lower interest income in 2020 is largely due to lower interest rates. Such interest income is currently taxable and results in a provision for income taxes of approximately $12,000 and $198,000 in the three and six months ended June 30, 2020 since the majority of our operating expenses are considered start-up costs and are not currently deductible. The Company periodically withdraws funds from the trust account to fund the payment of income and franchise taxes and for permitted withdrawals for working capital.

In the three and six months ended June 30, 2019 our principal operating expenses included approximately $95,000 and $190,000 for the professional, insurance and listing costs associated with our public reporting, approximately $50,000 and $100,000 in franchise taxes, approximately $870,000 and $990,000 in consulting, legal and travel costs associated with our search for a business combination candidate and approximately $30,000 and $60,000 ($10,000 per month) in administrative fees to our Sponsor. Further, during the three and six months ended June 30, 2019, the Company generated approximately $1,805,000 and $3,566,000 of interest income on the U.S. government treasury bill investments in the trust account. The higher interest income in 2019 is largely due to higher interest rates. Such interest income is currently taxable and results in a provision for income taxes of approximately $370,000 and $730,000 in the three and six months ended June 30, 2019 since the majority of our operating expenses are considered start-up costs and are not currently deductible. The Company periodically withdraws funds from the trust account to fund the payment of income and franchise taxes and for permitted withdrawals for working capital.

Year End December 31, 2019 and Year End December 31, 2018

In the year ended December 31, 2019 our principal operating expenses included approximately $480,000 for the professional, insurance and listing costs associated with our public reporting, approximately $200,000 in franchise taxes, approximately $2,960,000 in consulting, legal and travel costs associated with our search for a business combination candidate and approximately $120,000 ($10,000 per month) in administrative fees to our Sponsor. Further, during the year ended December 31, 2019, the Company generated approximately $6,482,000 of interest income on the investments in the trust account. The higher interest income in 2019 is largely due to higher interest rates and, until the redemptions in October 2019, higher balances. Such interest income is currently taxable and results in a provision for income taxes of approximately $1,320,000 in the year ended December 31, 2019 since the majority of our operating expenses are considered start-up costs and are not currently deductible. The Company periodically withdraws funds from the trust account to fund the payment of income and franchise taxes and for permitted withdrawals for working capital.

During year ended December 31, 2018, we incurred approximately $1,623,000 for such formation and organizational activities as well as, since November 21, 2017, our initial activities in search of a business combination. In the year ended December 31, 2018, our primary operating costs included administrative costs to our Sponsor of approximately $120,000, professional accounting, audit and legal fees of approximately $160,000, regulatory and insurance costs of approximately $180,000 and costs associated with our search for a business combination of approximately $920,000 and franchise taxes of approximately $200,000. During the year ended December 31, 2018, the Company generated approximately $5,559,000 of interest income on the investments in the trust account. Such interest income is currently taxable and results in a provision for income taxes of approximately $1,130,000 in the year ended December 31, 2018 since the majority of our operating expenses are considered start-up costs and are not currently deductible.

Following the closing of our initial public offering in November 2017, we have not generated, and will not generate, any operating revenues until after completion of our initial business combination, if at all. As discussed above, we currently generate non-operating income in the form of interest income on cash and cash equivalents after our initial public offering and such income generates a currently payable provision for income taxes on such income since our operating expenses are considered start-up expenses and are not currently deductible. In addition to our taxes, administrative fees to our Sponsor and costs associated with our public reporting, we expect to incur increased expenses for our due diligence and other costs of identifying, documenting and closing a business combination and such costs are expected to be very significant and will vary with the stage of development of a business combination. We intend to pay our income and franchise taxes from the income of the trust account and we are permitted to draw $750,000 annually from the trust account for working capital, which amounts for 2018 and 2019 have been fully drawn. The Company may continue to withdraw from the trust account amounts necessary for taxes, and for working capital of up to $750,000 annually (on a pro rata basis), during the period between the Initial Extended Date and the Extended Date.

Liquidity and Capital Resources

The net proceeds from (i) the sale of the units in our initial public offering, after deducting offering expenses of approximately $887,000 and underwriting commissions of $6,000,000 (excluding deferred underwriting commissions of $10,500,000), and (ii) the sale of the private placement warrants for a purchase price of $8,750,000, were approximately $301.6 million. Of this amount, $300.0 million was placed in the trust account, which includes up to $10,500,000 of deferred underwriting commissions. The remaining approximately $1,600,000 was made available to us for working capital and is not held in the trust account. See below regarding an aggregate of approximately $249,531,000 that has been removed from the trust account in connection with shareholder redemptions of 23,877,302 shares, including 23,182,481 shares redeemed for approximately $242,423,000 in May 2020, in connection with the extension of the deadline to consummate a business combination from the Initial Extended Date to the Extended Date, and the 694,820 shares redeemed for approximately $7,108,000 in October 2019, in connection with the Extension Amendments.

We intend to use substantially all of the funds held in the trust account, including any amounts representing interest earned on the trust account (which interest shall be net of taxes payable and up to $750,000 released to us annually to fund working capital requirements and excluding deferred underwriting commissions) to complete our initial business combination. We may withdraw interest to pay taxes, if any, and up to $750,000 to fund working capital requirements annually. Delaware franchise tax is based on our authorized shares or on our assumed par and non-par capital, whichever yields a lower result. Our annual franchise tax obligation is expected to be capped at the maximum amount of annual franchise taxes payable by us as a Delaware corporation of $200,000. The Company may continue to withdraw from the trust account amounts necessary for taxes, and for working capital of up to $750,000 annually (on a pro rata basis), during the period between the Initial Extended Date and the Extended Date. Our annual income tax obligations will depend on the amount of interest and other income earned on the amounts held in the trust account. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete our initial business combination, the remaining proceeds held in the trust account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

As of June 30, 2020, and December 31, 2019, we had available to us approximately $563,000 and $568,000, respectively, of proceeds held outside the trust account. We may continue to withdraw from the trust account amounts necessary for taxes, and for working capital of up to $750,000 annually (on a pro rata basis), during the period of the Extension Amendment.

On October 23, 2019, the Company issued a note (the “Seller Note”) for the aggregate principal amount of approximately $979,000, to the Seller (including $100,000 provided to the Company for working capital). Borrowings under the Seller Note will bear interest at a rate equal to the 1-month USD LIBOR interest rate, plus 1.5%. The Seller Note was issued in connection with the approval by the Company’s stockholders of the Extension Amendment. In connection with the Extension Amendment, stockholders elected to redeem 694,820 public shares, and 29,305,180 public shares remained issued and outstanding at that time following such redemptions. Accordingly, consistent with the Company’s proxy materials relating to the special meeting, on or about October 23, 2019, the Company made a cash contribution to the Trust Account in an amount equal to $0.03 for each public share that was not redeemed in connection with the stockholder approval of the Extension Amendment for the initial extension through December 21, 2019, which equaled an aggregate amount of approximately $979,000 (including $100,000 provided to Company for costs and expenses). On December 17, 2019, in connection with the Company’s extension of the date by which the Company has to consummate a business combination from December 21, 2019, to January 21, 2020, the Company issued an amended and restated note (the “Amended Seller Note”) to the Seller that amended and restated the Seller Note and received the second Seller Loan from the Seller. Borrowings under the Amended Seller Note will continue to bear interest at a rate equal to the 1 month USD LIBOR interest rate, plus 1.5% accruing from the date of the applicable borrowings. Subsequent to December 31, 2019, the Company has extended the date by which it has to consummate a business combination from January 21, 2020 to February 20, 2020, from February 20, 2020 to March 21, 2020, from March 21, 2020 to April 20, 2020 and from April 20, 2020 to May 20, 2020. In connection with each of the first three extensions, the Seller loaned $979,155.40 to the Company under the Amended Seller Note. Additionally, in connection with the remaining extensions, the Seller loaned $879,155.40 for each extension. As a result, Seller has loaned to the Company a total of $5,574,932.40 at June 30, 2020 (six loans), and a total of $1,958,310.80 at December 31, 2019 (two loans).

Under the terms of the Share Exchange Agreement, the Seller agreed to loan (each, a “Seller Loan”) to Legacy the amount of the contributions to be made by Legacy in connection with the initial extension through December 21, 2019, and for each period of the Extension thereafter; provided, however, that the Seller is not be required to make any loan to Legacy with respect to any Extension for the purpose of consummating an initial business combination other than the business combination with the Blue Impact business. In addition, the Seller agreed that the Seller Loans may include additional amounts to cover certain costs and expenses that Legacy will reasonably incur in connection with the continuation of operations until the earlier of the consummation of the business combination with the Blue Impact business or the Initial Extended Date and the total of all such costs and expenses shall not exceed a total of $300,000 in the aggregate for all Extensions through the Initial Extended Date. No Seller Loan may exceed $1,000,000 in the aggregate (including loans to fund costs and expenses). The Seller Loans made on or about October 23, 2019, December 21, 2019 and January 21, 2020, each in the principal amount of approximately $979,000 under the Amended Seller Note reflects a loan to fund the Company’s Contributions to the Trust Account of approximately $879,000 plus $100,000 to fund the costs and expenses that the Company reasonably expects incur in connection with the continuation of operations until the earlier of the consummation of the business combination with the Blue Impact business or the Initial Extended Date. As of June 30, 2020, Legacy had borrowed in respect of its costs and expenses a total of $300,000 in the aggregate.

The Seller Loans will be forgiven by the Seller if the closing of a business combination does not occur and the Trust Account liquidates, except to the extent of any funds that are available to the Company (i) after such liquidation in accordance with the trust agreement, or (ii) from any other source. The amount of the Seller Loans will be repayable by the Company to the Seller upon consummation of a business combination.

When the Company elected and/or the Seller requested that the Company extend the date by which the Company has to consummate the business combination with the Blue Impact business, the Company publicly announced the Company’s decision no later than the close of business on the last day of the then-current extension period. In addition, the Company made additional Contributions of $0.03 per outstanding public share for each period of the extension by Legacy at its option and/or at the Seller’s request. The Company made Contributions of $879,155.40 for each of the six extensions at June 30, 2020, for Contributions to the Trust Account of a total aggregate amount of $5,274,932. If the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company’s board of directors would wind up our affairs and redeem 100% of the outstanding public shares.

In connection with the extension of the period by which the Company has to complete an initial business combination through November 20, 2020, the Company agreed to make a cash contribution (“Contribution”) to the trust account in an amount equal to $0.02 for each public share that was not redeemed in connection with the stockholder approval of the Extension Amendment for each month of the Extension (or approximately $122,400.00 per month after giving effect to redemptions). The Contribution will not accrue interest and the aggregate amount of the Contribution will be calculated and paid in full at the closing from the proceeds of the business combination. Since this potential payment is contingent upon the closing of a business combination, no accrual of a liability has been made at June 30, 2020 and any payment will be reflected upon the closing of a business combination if there is such a closing.

We believe the Company’s sources of liquidity, including our $563,000 cash position at June 30, 2020, together with the agreement for Seller Loans in the Share Exchange Agreement, are adequate to fund our operations until the Extended Date. In addition, the Company may continue to withdraw from the trust account amounts necessary for taxes, and for working capital of up to $750,000 annually (on a pro rata basis), during the period between the Initial Extended Date and the Extended Date. We will use these funds primarily to perform business due diligence on the prospective business combination target businesses, review corporate documents and material agreements of prospective target businesses, structure, negotiate and complete a business combination, pay our professional and other costs of being a public company, and to pay taxes to the extent the interest earned on the trust account is not sufficient to pay our taxes. We do not expect to have any material capital expenditures during 2020, except as may be incurred in connection with our initial business combination (if any).

In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete our initial business combination, we would repay such loaned amounts. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants issued to our Sponsor, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. Assuming that we complete our initial business combination prior to the Extended Date, we do not expect to seek loans from parties other than our Sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

Unless and until we complete an initial business combination, we expect our primary liquidity requirements will include legal, accounting, due diligence, travel and other expenses associated with completing a business combination or structuring, negotiating and documenting successful business combinations; legal and accounting fees related to regulatory reporting requirements; NYSE and other regulatory fees; office space, administrative, consulting and support services provided under an agreement with our Sponsor and other working capital needs. In addition, we expect to use a portion of the funds not being placed in trust to pay commitment fees for financing, fees to consultants to assist us with our search for a target business or as a down payment or to fund a “no-shop” provision (a provision designed to keep target businesses from “shopping” around for transactions with other companies on terms more favorable to such target businesses) with respect to a particular proposed business combination. If we entered into an agreement where we paid for the right to receive exclusivity from a target business, the amount that would be used as a down payment or to fund a “no-shop” provision would be determined based on the terms of the specific business combination and the amount of our available funds at the time. Our forfeiture of such funds (whether as a result of our breach or otherwise) could result in our not having sufficient funds to continue searching for, or conducting due diligence with respect to, prospective target businesses. There can be no assurances that we will complete our initial business combination before the termination date set forth in our charter which could materially and adversely affect our liquidity requirements and working capital needs.

Going Concern

In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern”, management has determined that the Company’s negative liquidity as well as the mandatory liquidation and subsequent dissolution, raises substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after November 20, 2020.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. The Company has identified the following as its critical accounting policies:

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

Net Income (Loss) per Common Share

Net income (loss) per common share is computed by dividing net income (loss) applicable to common stockholders by the weighted average number of common shares outstanding for the period. The Company has not considered the effect of the warrants sold in the initial public offering (including the consummation of the over-allotment) and private placement to purchase an aggregate of 23,750,000 Class A ordinary shares in the calculation of diluted income (loss) per share, since their inclusion would be anti-dilutive under the treasury stock method. As a result, diluted income (loss) per common share is the same as basic loss per common share for the period.

The Company’s statements of operations include a presentation of income (loss) per share for common stock subject to redemption in a manner similar to the two-class method of income (loss) per share. Net income (loss) per common share, basic and diluted for Class A Common Stock is calculated by dividing the interest income earned on the trust account, net of income tax expense, franchise tax expense and funds available to be withdrawn from Trust for working capital purposes (up to a maximum of $750,000 annually), by the weighted average number of Class A Common Stock outstanding for the period. Net income (loss) per common share, basic and diluted, for Class F Common Stock is calculated by dividing the net income (loss), less income attributable to Class A Common Stock, by the weighted average number of Class F Common Stock outstanding for the period. Net income (loss) available to each class of common stockholders is as follows for the three and six months ended June 30, 2020 and 2019:

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Net income available to Class A common stockholders:
Interest income	$105,000	$1,805,000	$1,041,000	$3,566,000
Less: Income and franchise taxes	(62,000)	(420,000)	(298,000)	(830,000)
Expenses available to be paid with interest income from Trust (up to a maximum of $750,000 per year)	(188,000)	—	(375,000)	—
Net income available to Class A common stockholders	$(145,000)	$1,385,000	$368,000	$2,736,000
	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Net income available to Class F common stockholders:
Net (loss) income	$(1,466,000)	$341,000	$(1,202,000)	$1,480,000
Less: amount attributable to Class A common stockholders	(145,000)	(1,385,000)	(743,000)	(2,736,000)
Net income (loss) available to class F common stockholders	$(1,611,000)	$(1,044,000)	$(1,945,000)	$(1,256,000)

Net income (loss) available to each class of common stockholders is as follows for the three and nine months ended December 31, 2019 and 2018:

	Year ended December 31,
	2019	2018
Net income available to Class A common stockholders:
Interest income	$6,482,000	$5,559,000
Less: Income and franchise taxes	(1,520,000)	(1,330,000)
Expenses available to be paid with interest income from Trust (up to a maximum of $750,000 per year)	(125,000)	(1,372,000)
Net income available to Class A common stockholders	$4,837,000	$2,857,000

Net income available to Class F common stockholders:
Net income	$1,387,000	$2,806,000
Less: amount attributable to Class A common stockholders	(4,837,000)	(2,857,000)
Net (loss) available to Class F common stockholders	$(3,450,000)	$(51,000)

Financial Instruments:

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the financial statements.

Deferred Offering Costs:

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (SAB) Topic 5A — “Expenses of Offering”. Offering costs of approximately $17,387,000 consisted principally of underwriter discounts of $16,500,000 (including $10,500,000 of which payment is deferred) and approximately $887,000 of professional, printing, filing, regulatory and other costs, have been charged to additional paid-in-capital upon completion of the public offering.

Income Taxes:

The Company follows the asset and liability method of accounting for income taxes under FASB ASC, 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company’s currently taxable income consists of interest income on the trust account net of franchise taxes. The Company’s general and administrative costs are generally considered start-up costs and are not currently deductible. The Company recorded income tax expense of approximately $12,000, 198,000, 370,000 and $730,000, respectively, in the three and six months ended June 30, 2020 and 2019, respectively, primarily related to interest income earned on the trust account net of franchise taxes. The Company’s effective tax rate was approximately 1%, 20%, 52% and 33%, respectively, for the three and six months ended June 30, 2020 and 2019. The Company’s effective tax rate was approximately 49% and 29%, respectively, for each of the years ended December 31, 2019 and 2018.

The Company’s effective tax rate differs from the expected income tax rate due to the start-up and business combination costs (discussed above) which are not currently deductible. At June 30, 2020, December 31, 2019 and December 31, 2018, the Company has a deferred tax asset of approximately $1,498,000, $1,080,000 and $355,000 respectively, primarily related to start-up and business combination costs. Management has determined that a full valuation allowance of the deferred tax asset is appropriate at this time.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of June 30, 2020 and December 31, 2019. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at June 30, 2020 and December 31, 2019. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Redeemable Common Stock:

As discussed in Note 4, all of the 30,000,000 common shares sold as part of a Unit in the IPO (an aggregate of 23,877,301 shares have been redeemed, including 23,182,481 shares which were redeemed in May 2020 and 694,820 of shares which were redeemed in October 2019 as discussed in Note 4, leaving 6,122,699 outstanding) contain a redemption feature which allows for the redemption of common shares under the Company’s Liquidation or Tender Offer/Stockholder Approval provisions. In accordance with FASB 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company did not specify a maximum redemption threshold, its charter provides that in no event will it redeem its Public Shares in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001.

The Company recognizes changes immediately as they occur and adjusts the carrying value of the securities at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by adjustments to additional paid-in capital. Accordingly, at June 30, 2020 and December 31, 2019, 3,983,497 and 28,344,013, respectively, of the 30,000,000 public shares (6,122,699 and 29,305,180, respectively, of which shares remain outstanding at June 30, 2020 and December 31, 2019 after 23,877,302 and 694,826 total share redemptions as of those dates) were classified outside of permanent equity. At December 31, 2019 and December 31, 2018, 28,344,013 and 28,916,141, respectively, of the 30,000,000 Public Shares were classified outside of permanent equity at approximately $10.00 per share.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

Off Balance Sheet Arrangements

We did not have any off balance sheet arrangements as of December 31, 2019.

Contractual Obligations

As of December 31, 2019, we did not have any long-term debt, capital or operating lease obligations. We have recorded deferred underwriting commissions payable upon the completion of a business combination.

We entered into an Administrative Services Agreement on November 16, 2017 pursuant to which we are obligated to pay our Sponsor a total of $10,000 per month for office space, utilities, secretarial support and other administrative and consulting services. None of the $10,000 per month payment will be received by our officers or directors or their affiliates. Upon completion of the business combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the Company extends the period by which it has to consummate the business combination to the latest possible date, May 20, 2020, our sponsor will be paid a total of $300,000 ($10,000 per month) for office space, utilities, secretarial support and other administrative and consulting services and will be entitled to be reimbursed for any out of pocket expenses.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

As of December 31, 2019, we did not have changes in, or disagreements with, our independent registered public accounting firm on our accounting and financial disclosure.

Quantitative and Qualitative Disclosures About Market Risk

The net proceeds of our initial public offering and the sale of the private placement warrants held in the trust account are invested in U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. Due to the short-term nature of these investments, we believe there is no associated material exposure to interest rate risk.

Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in our reports filed or submitted under the Exchange Act, is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in company reports filed or submitted under the Exchange Act is accumulated and communicated to management, including our Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosure.

As required by Rules 13a-15 and 15d-15 under the Exchange Act, our Chief Executive Officer and Chief Financial Officer carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as of December 31, 2019. Based upon their evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) were effective as of December 31, 2019.

Changes in Internal Control over Financial Reporting

During the twelve months ended December 31, 2019, there has been no change in our internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

In making its assessment of the effectiveness of the Company’s internal control over financial reporting, the Company’s management utilizes the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control — Integrated Framework.

INFORMATION ABOUT ONYX ENTERPRISES INT’L, CORP.

Overview

Onyx is a technology-driven, digital commerce company focused on creating custom infrastructure and unique user experiences within niche markets. Onyx was founded in 2008 with a vision of creating a one-stop eCommerce destination for the automotive parts and accessories market. Onyx has since become a market leader and proven brand-builder, fueled by its commitment to delivering a revolutionary shopping experience; comprehensive, accurate and varied product offerings; and continued digital commerce innovation.

At its core, Onyx’s technology solution is a data and information platform that enables and facilitates a differentiated digital commerce experience within complex product markets, as opposed to a pure eCommerce or electronics retailer. The deep technology platform that Onyx has built integrates software engineering with catalog management, data intelligence, mining and analytics, along with user interface development that utilizes distinctive rules-based parts fitment software capabilities. In order to handle the ever-growing need for accurate automotive product and parts data, Onyx has utilized cutting-edge computational and software engineering techniques, including Bayesian classification, to enhance and improve data records and product information and also deliver an engaging user experience.

Through the journey of building one of the world’s most comprehensive and complex product portfolios, as well as a proprietary end-to-end digital commerce platform, Onyx has developed a distinctive proprietary technology platform for both digital commerce and fulfillment, relying on insights gleaned from over 14 billion data points related to car parts, a virtual shipping network comprising over 2,500 locations, nearly 5,000 active brands, and machine-learning algorithms for complex fitment industries such as vehicle parts and accessories.

While Onyx’s platform has been initially focused on automotive parts and accessories, Onyx believes its platform is scalable and ready to be applied to other complex, multi-dimensional fitment, product portfolio industries. To that end, while remaining focused on the automotive parts and accessories market, in August 2018 Onyx launched seven new complementary parts and accessories verticals — semi truck, motorcycle, powersports, RV/camper, boating, recreation and tools.

Onyx has positioned these verticals under its existing “iD” brand and believes this will drive brand loyalty among customers and reputation among vendors, ultimately increasing online traffic, brand visibility, and customer orders for adjacent markets.

Digital Commerce Platform

Onyx’s digital commerce platform was developed in-house from inception as a solution for industries with data limitations and parts fitment complexities, all while making processes simpler and more efficient. A core differentiator of Onyx’s digital commerce platform is its purpose-built and proprietary data catalog developed over more than a decade by collecting, analyzing and refining data regarding original equipment manufacturer, or OEM, vehicles and aftermarket products and customer feedback to define a universe of accurate Year-Make-Model, or YMM, values. Onyx believes this functionality creates a unique user experience path that drives purchase intelligence and increases consumer confidence and trust.

Onyx’s in-house data catalog houses nearly 14 billion data points for automobiles and Onyx’s other seven verticals. This data catalog is designed to tie vehicles with parts that fit their specific YMM, including the variations of sub-model, engine size, transmission type and drivetrain type, as well as to recommend complementary products, such as tools required to install purchased parts and accessories. To build its catalog, Onyx aggregates data from multiple sources, cross-pollinates this data to address any gaps in data sets, enriches the catalog using its proprietary internal data, then applies artificial intelligence to make further improvements. Through this process, Onyx’s data catalog is able to: (i) determine the exact parts fitment for a product by its parameters, even if certain fitment details are originally missing in manufacturers’ data feeds; and (ii) rapidly incorporate new SKUs as they become available. Because its data catalog is continually expanding with each customer interaction, Onyx also is able to offer better purchase recommendations, increase up-sell opportunities, improve the efficiency of its fulfillment operations, and lower errors and mistakes in orders. These economic and commercial advantages result in a fly-wheel effect that increases operating leverage and momentum. Because the cost of operating Onyx’s data catalog is largely fixed, Onyx has been able to expand its customer offerings into adjacent categories at relatively low incremental costs.

Fulfillment Operations

Onyx’s proprietary and capital efficient fulfillment model is a creative solution to manage high sales volume while carrying minimal inventory, which is primarily associated with its private label products. Onyx’s platform, which incorporates live or frequently updated inventory feeds from vendors, provides stock-on-hand for more than 17 million products across nearly 5,000 brands. Onyx’s fulfillment model decides which supplier to buy from while the sale is made based on a proprietary algorithm, which incorporates factors such as availability of inventory, customer proximity, shipping cost and profitability.

This decentralized, data-driven approach allows Onyx to increase delivery speed through more than 2,500 shipping points from its U.S. vendor network.

Products

Onyx primarily sells automotive parts and accessories, including a wide range of goods from automobile accessories, wheels and tires, performance parts, lighting and repair parts. Sales from Onyx’s “CARiD” store, which primarily sells automotive products, accounted for approximately 96%, 99% and 100% of Onyx’s gross revenue for the years ended December 31, 2019, December 31, 2018 and December 31, 2017, respectively. Onyx also offers parts and accessories for semi-trucks, motorcycles, powersports (including ATVs, snowmobiles and personal watercraft), RVs/campers, boats, recreation (including outdoor sports and camping gear) and tools through its other “ID” branded online stores.

Onyx primarily sources its products from industry leading brands and suppliers located in the U.S., except that its private label products are largely imported from foreign suppliers. Onyx has no significant supplier concentration, as its largest supplier accounted for less than 10% of Onyx’s total revenue for the year ended December 31, 2019. Onyx’s product sales are accounted for on a cash basis and Onyx’s inventory on hand, which largely relates to private label products, has generally remained below $1.0 million in value. In the event of a customer return, Onyx can receive credits from most vendors for up to 60 days. As of June 30, 2020 and June 30, 2019, Onyx’s backlog was $20.8 million and $8.6 million, respectively.

Private Label Product.    Onyx’s private label business uses proprietary data to identify, import and sell higher margin products that are in demand on its platform. Onyx believes that by selecting and pairing a superior import product with its purpose-built and proprietary data catalog, consumers are provided the option to purchase a high-quality product at a reasonable cost. Private label revenue was less than 10% of Onyx’s total revenue for the year ended December 31, 2019.

Branded Product.    Onyx has developed and implemented application programming interfaces with the majority of its drop-ship suppliers that allow it to electronically transmit orders, check inventory availability, and receive the shipment tracking information and share it with its customers. These processes allow Onyx to offer nearly 5,000 brands on an inventory-free basis, thereby reducing carrying costs and improving margins.

Industry and Market Opportunity

The U.S. aftermarket automotive market is massive, fragmented, and ripe for disruption as overall consumer preferences are increasingly shifting to online transactions. Although the ultimate impacts of the COVID-19 pandemic remain uncertain and consumer demand for automobile parts and accessories may be impacted in a recessionary environment, a recent survey published by Capgemini found that 46% of U.S. adults surveyed plan to use their cars more often and public transportation less often in the future. Additionally, the pandemic is accelerating trends of online shopping more broadly as consumers seek to avoid physical retail locations.

In 2019, the domestic automotive aftermarket market opportunity was nearly $400 billion. Onyx has historically focused on the $46 billion specialty automotive equipment market but is seeking to accelerate its growth through automotive repairs, targeted international expansion and the addition of new verticals. Onyx’s other product verticals present an aggregate market opportunity exceeding $120 billion.

Automotive Aftermarket Market Opportunity

$392B
Overall U.S. Automotive Aftermarket (1)
$46B
Specialty Automotive Equipment Market (U.S.) (2)
$25B
Accessory & Appearance Products (2)
$11B
Performance Products (2)
$11B
Wheels, Tires, and Suspension (2)

CARiD Core Market
CARiD Aggregate Automotive Opportunity

120B+ Additional Enthusiast Market Opportunity (1)

$2B
RV Camper
$5B
Motorcycle
$6B
Boating
$6B
Powersports
$13B
Tools
$18B
Semi Truck
$72B
Outdoor/Recreation

(1) Auto Care Association; reflects 2019 market data. I (2) SEMA; reflects 2019 market data. I (3) Outdoor Industry Association, SEMA, IBIS World, Global Market Insights, Technavio, Freedonia.

Marketing

Onyx believes its customers’ core need is to search and find the right parts that fit their vehicle at the best price and are delivered on time. The Onyx marketing program is designed to meet this need with a straightforward marketing approach that makes it easy to access CARiD.com and search with precision, to learn how to address their needs and to build their order and checkout seamlessly and confidently.

Onyx currently drives traffic to its platform primarily with search engine marketing; 75% of Onyx’s traffic and 60% of its revenue is currently acquired in this manner. Once on the platform, customers are presented with Onyx’s proprietary digital marketing content that is created via in-house, multi-step image and video processing. Automated image refinement and Onyx’s creative design team work to ensure consistency and quality across all content, including the product images presented to customers on Onyx’s platform. Product pages on Onyx’s platform present customers with multiple, customized product choices, plus cross-sell and up-sell opportunities, as well as training materials, product comparison information, installation instructions and customer reviews. Customers have the option to shop and explore on Onyx’s platform in multiple ways, including by part number, brand or product category.

Onyx’s expertise in search engine marketing and analytics is now complemented by social media, retargeting, connected TV (CTV) and email marketing to boost brand awareness and outreach proactively to accelerate customer acquisition and retention. Onyx believes these new efforts, supported by its strong foundation of search engine marketing, will allow it to penetrate additional segments of the automotive parts and accessories market, as well as the markets for Onyx’s other product verticals.

Competition

The parts and accessories industries in which Onyx sells its products are competitive and fragmented, and products are distributed through multi-tiered and overlapping channels. Onyx competes with both online and offline sellers that offer parts and accessories, repair parts and OEM parts to either the do-it-yourself or the do-it-for-me consumer segments. Current or potential competitors include (i) online retailers, including both niche retailers of uncommon, highly specialized products and general retailers of a larger number of broadly available products; (ii) national parts retailers such as Advance Auto Parts, AutoZone, NAPA and O’Reilly Auto Parts; (iii) internet-based marketplaces such as Amazon.com and eBay.com; (iv) discount stores and mass merchandisers; (v) local independent retailers; (vi) wholesale parts distributors and (vii) manufacturers, brand suppliers and other distributors selling online directly to consumers. Onyx faces significant competition from these and other retailers in the United States and abroad. The majority of these competitors are, and will be, substantially larger than Onyx, and have substantially greater resources and operating histories. There can be no assurance that Onyx will be able to keep pace with the technological or product developments of its competitors. These companies also compete with Onyx in recruiting and retaining highly qualified technical and professional personnel and consultants.

Competitive factors in the markets Onyx serves include fitment data and related intelligence, technology, customer experience, customer service, range of product offerings, product availability, product quality, price and shipping speed. Onyx believes its custom-built tech-stack for the complex, multi-dimensional automotive parts and accessories industry, which offers nearly 5,000 brands and more than 17 million unique SKUs, provides it with a unique competitive advantage.

Intellectual Property

Onyx owns a number of trade names, service marks and trademarks, including “iD,” “CARiD,” “BOATiD,” “MOTORCYCLEiD,” “CAMPERiD,” “POWERSPORTSiD,” “TOOLSiD,” “TRUCKiD,” “RECREATIONiD” and more, for use in connection with its business. In addition, Onyx owns and has registered trademarks for certain of its private label brands. Onyx believes these trade names, service marks and trademarks are important to its sales and marketing strategy.

Environmental Matters

Onyx is subject to various federal, state and local laws and governmental regulations relating to the operation of its business, including those governing the use and transportation of hazardous substances and emissions-related standards, established by the United States Environmental Protection Agency, or the EPA, and similar state-level regulators, including the California Air Resources Board, or CARB.

While Onyx has processes in place to ensure that products are sold in compliance with the requirements imposed by the EPA and similar state-level regulators, all verification processes have inherent limitations. Onyx has been, is currently, and may in the future be the subject of regulatory proceedings initiated by the EPA, CARB or other applicable regulatory bodies, and the results of such proceedings are uncertain. For additional information, see “Legal Proceedings” below.

Although Onyx believes that it is in substantial compliance with currently applicable environmental laws, rules, and regulations, it is unable to predict the ultimate impact of adopted or future laws, rules, and regulations on its business, properties or products. Such laws, rules, or regulations may cause Onyx to incur significant expenses to achieve or maintain compliance, may require it to modify its product offerings, may adversely affect the price of or demand for some of its products, and may ultimately affect the way Onyx conducts its operations. Failure to comply with these current or future laws, rules, or regulations could result in harm to Onyx’s reputation and/or could lead to fines and other penalties, including restrictions on the importation of Onyx’s products into, or the sale of its products in, one or more jurisdictions until compliance is achieved.

Seasonality

Onyx’s revenue is relatively evenly distributed throughout the year, although sales typically spike during the spring months and the holiday season. While Onyx expects to be able to maintain sales growth through seasonality, it recognizes that future revenues may be affected by these seasonal trends as well as cyclical trends affecting the overall economy, especially the automotive parts and accessories industry.

Property

Onyx leases corporate office space in each of Cranbury and Jersey City, New Jersey, and space for call centers, warehouses and photo and video service facilities in Cranbury, New Jersey. Onyx believes that its properties are adequate and suitable for its business as presently conducted as well as for the foreseeable future.

Employees

Onyx currently employs approximately 120 people, all in the United States. All of these employees work for Onyx on a full-time basis. None of Onyx’s employees are represented by a labor union, and Onyx believes that relations with its employees are good.

Certain call center, development, and back-office services are provided by independent contractors in Ukraine, Belarus, the Philippines and Costa Rica.

Legal Proceedings

Information pertaining to legal proceedings can be found in Notes 6 and 7 of the Notes to the Financial Statements for the years ended December 31, 2019 and 2018 and Notes 6 and 7 of the Notes to the Unaudited Financial Statements for the six months ended June 30, 2020 and 2019, each of which are available in the “Index to Financial Information Onyx Enterprises Int’l, Corp.” included in this information statement and is incorporated herein by reference.

In addition, on October 3, 2020, counsel to the defendants in the Stockholder Litigation received a letter from counsel to the plaintiffs in the Stockholder Litigation objecting to Onyx Enterprises Canada Inc.’s use of the “drag-along right” under Section 4.5 of the Stockholders Agreement and the proxy granted pursuant to Section 5.1 of the Stockholders Agreement to execute (i) the stockholder written consent, dated September 18, 2020, approving the

Business Combination Agreement and (ii) the Stockholder Support Agreements, in each case on behalf of Messrs. Royzenshteyn and Gerashenko. The letter also describes the Business Combination as unlawful and threatens further unspecified actions by plaintiffs.

Management

Board of Directors and Executive Officers

The table below sets forth the names and ages of the members of Onyx’s Board of Directors and Onyx’s current executive officers, as well as the positions and offices held by such persons. A summary of the background and experience of each of these individuals is set forth after the table.

Name	Age	Position with Onyx
Antonino Ciappina	39	Interim General Manager
Kailas Agrawal	63	Chief Financial Officer and Provisional Director
Ajay Roy	40	Chief Operating Officer
Mark Atwater	60	Vice President of Vendor Relations
Prashant Pathak	48	Chairman of the Board
Carey Kurtin	37	Director
Roman Gerashenko	40	Director and Former Chief Executive Officer
Stanislav Royzenshteyn	35	Director and Former Chief Executive Officer

Antonino Ciappina — Interim General Manager

Mr. Ciappina has served as Onyx’s Interim General Manager since July 2020. Upon joining Onyx in January 2020, Mr. Ciappina served as Chief Marketing Officer and directed efforts related to marketing, customer acquisition and retention, pricing optimization, advertising, creative services, market research, analytics and public relations for the portfolio of iD brands. Prior to joining Onyx, Mr. Ciappina served in various digital marketing and e-commerce positions, most recently as Senior Director, E-Commerce & Digital Marketing at Foot Locker from May 2018 to December 2019, as Vice President, E-Commerce & Digital Marketing at Firestar Diamond Group from June 2017 to May 2018 and as Director, Digital Marketing & Customer Acquisition at The Children’s Place from April 2015 to June 2017. Mr. Ciappina earned his Bachelor of Science degree in Business Administration, Marketing and International Business from Montclair State University.

Kailas Agrawal — Chief Financial Officer and Provisional Director

Mr. Agrawal has served as Onyx’s Chief Financial Officer since January 2018. Prior to joining Onyx, Mr. Agrawal served as Chief Financial Officer at In Colour Capital (during this period, he functioned as the Chief Financial Officer of Onyx), an independent principal investment group, from January 2016 to December 2017 and as Principal Financial Consultant with KSS Consulting, Inc. from May 2014 to December 2015. Additionally, Mr. Agrawal has gained international experience while serving in various positions for multiple organizations across the United States, Canada, and India, including as Regional Chief Financial Officer of Minacs Worldwide, Inc. Mr. Agrawal’s experience spans numerous industries such as information technology services, food distribution, real estate, agricultural processing and manufacturing. Mr. Agrawal earned a designation as a Chartered Accountant from the Institute of Chartered Accountants of India in addition to obtaining a Bachelor of Commerce from the University of Mumbai.

Mr. Agrawal brings to our Board of Directors significant expertise in finance and investments and experience in technology services.

Ajay Roy — Chief Operating Officer

Mr. Roy has served as Onyx’s Chief Operating Officer since October 2019. Prior to joining Onyx, Mr. Roy served as Senior Vice President of Operations at Moda Operandi, Inc., an online fashion retailer, from September 2018 to September 2019 and General Manager of Global Supply Chain and Operations at Wayfair, Inc., an online furniture and home-goods retailer, from August 2017 to August 2018. Additionally, Mr. Roy gained extensive management experience while serving as Vice President of ToolsGroup, Inc., a global provider of service-driven supply chain planning and demand analytics software, from 2013 to August 2017 and as a Management Consultant with Deloitte Consulting. Mr. Roy earned his Master’s in Business Administration from SP Jain School of Management and a Bachelor of Engineering in Computer Engineering from the MS Ramaiah Institute of Technology.

Mark Atwater — Vice President of Vendor Relations

Mr. Atwater has served as Onyx’s Vice President of Vendor Relations since October 2016. As Vice President of Vendor Relations, Mr. Atwater is responsible for the leadership of the Vendor Relations Department, management of Onyx’s vendor partners, pricing strategy, new product category development and carrier logistics. Since joining Onyx in 2011, Mr. Atwater has served in a variety of positions including General Manager and Director of Vendor Relations. Prior to joining Onyx, while serving in a variety of positions in the automotive industry, Mr. Atwater obtained experience in negotiating, purchasing, logistics and distribution, warehouse management, retail store management, automotive sales and e-commerce sales.

Prashant Pathak — Chairman of the Board of Directors

Mr. Pathak has served as CEO of Ekagrata Inc., a business building oriented principal investment company, since January 2015 and as a Principal of In Colour Capital Inc., an independent principal investment group, since April 2015. He has been an appointee of the Government of Canada on the Board of the Business Development Bank of Canada for nearly a decade. Previously, Mr. Pathak has been a Partner of McKinsey & Company Inc. At McKinsey he was a leader of the North American Telecom Practice, the Financial Services Practices and a leader in the Strategy & Corporate Finance Practice. He has also been part of the startup team and the Managing Partner of ReichmannHauer Capital Partners, a successful Canadian investment firm. Mr. Pathak has an MBA from INSEAD with Distinction and a B.Tech degree in Electrical Engineering from The Indian Institute of Technology (“IIT”), where he was adjudged the Best All-round Graduating Student of his class. He also has a Diploma in Fuzzy Logic from IIT.

Mr. Pathak brings to Onyx’s Board of Directors business experience, strong network and is a representative of Onyx’s largest current stockholder and acts as a representative voice of its stockholders.

Carey Kurtin — Director

Since its inception in 2015, Mr. Kurtin has been one of two Principals of In Colour Capital, Inc., an independent principal investment group. As a senior investment professional, Mr. Kurtin currently manages private investments in hard assets, maritime, energy, agriculture, technology and the arts. Previously, he served in an entrepreneurship role growing and successfully exiting an artist management / services company and as a director of an electrical, mechanical and technology services company, The Plan Group.

Mr. Kurtin brings to Onyx’s Board of Directors business experience and is a representative of Onyx’s largest current stockholder and acts as a representative voice of its stockholders.

Roman Gerashenko — Director

Mr. Gerashenko is the co-founder of Onyx and served as Chief Executive Officer from May 2008 to December 2018. A 15-year veteran in the technology sector, Mr. Gerashenko has extensive background in IT infrastructure, search engine optimization (SEO), web development, graphic design, and product management. Prior to founding Onyx, Mr. Gerashenko was running multiple eCommerce websites selling few specialty lines of automotive products. Mr. Gerashenko’s responsibilities included sales, marketing, installation, and overall guidance of the accounting function.

As a co-founder of Onyx, Mr. Gerashenko brings to Onyx’s Board of Directors institutional knowledge and expertise in technology and web development.

Stanislav Royzenshteyn — Director

Mr. Royzenshteyn is the co-founder of Onyx and served as Chief Executive Officer from January 2019 to July 2020 and as President from May 2008 to July 2020. With over 15 years of eCommerce experience, Mr. Royzenshteyn has an extensive background in business development, sales leadership, training & development, marketing and pricing intelligence, call center supervision/metrics, and overall operations management. Prior to founding Onyx,

Mr. Royzenshteyn was Founder and President of NYC Dashes, a leading manufacturer, distributor, and installer of custom-made automotive accessories. In this capacity, Steven was responsible for the sales, marketing, and distribution to a wide variety of custom shops, wholesalers, as well as direct to consumers.

As a co-founder of Onyx, Mr. Royzenshteyn brings to Onyx’s Board of Directors institutional knowledge and expertise in marketing and operations.

Named Executive Officer and Board of Director’s Compensation

Named Executive Officer Compensation Overview

Introduction

This compensation overview provides a summary of Onyx’s compensation policies and programs, generally explains Onyx’s compensation objectives, policies and practices with respect to its executive officers, and identifies the elements of compensation for each of the individuals identified in the following table, whom Onyx refers to as its named executive officers, or “NEOs” for the fiscal year ended December 31, 2019

Name	Principal Position
Kailas Agrawal	Chief Financial Officer
Mark Atwater	Vice President of Vendor Relations
Stanislav Royzenshteyn	Former Chief Executive Officer

Compensation and Benefits Philosophy

Onyx has designed its compensation and benefits as part of its overall human capital management strategy to facilitate its ability to attract, retain, reward and motivate a high performing executive team. Onyx’s compensation philosophy is based on a motivational plan to provide pay-for-performance (at both the individual and company levels), to enable Onyx’s executive team to achieve Onyx’s objectives successfully. Onyx’s motivational plan is designed to achieve the following goals:

To reward principles that effect the success and accomplishment of Onyx’s mission and goals;

•        To attract, motivate and retain a high performing executive team;

•        To recognize and reward individuals whose performance adds significant value to Onyx; and

•        To support and encourage executive team performance.

Compensation Elements

In the year ended December 31, 2019, Onyx’s compensation program consisted of the following elements:

•        Base salary;

•        Cash incentives; and

•        Benefits and perquisites.

Onyx’s goal has been to set base compensation based upon financial and operating performance, each executive officer’s level of experience, and each executive officer’s current and expected future contributions to its results, in addition to providing competitive benefits. To emphasize the relationship between executive pay and Onyx’s performance, Onyx typically pays its executive officers a cash incentive bonus, which is designed to grow the organization by investing in its human resources and to ensure that Onyx has the leadership and talent necessary to successfully meet its future challenges.

Summary Compensation Table

The following table sets forth the total compensation for Onyx’s NEOs for the year ended December 31, 2019:

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total $
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kailas Agrawal,	2019	200,000	50,000	—	—	—	—	25,818	275,818
Chief Financial Officer
Mark Atwater,	2019	279,007	—	—	—	—	—	36,858	315,865
Vice President of Vendor Relations
Stanislav Royzenshteyn,	2019	980,486	267,484	—	—	—	—	156,756	1,404,726
Former Chief Executive Officer(1)

____________

(1)      As of July 10, 2020, Mr. Royzenshteyn resigned as Chief Executive Officer, but he continues to serve as a member of Onyx’s Board of Directors.

(2)      For the year ended December 31, 2019, Mr. Royzenshteyn was eligible for a cash incentive bonus of five percent of Onyx’s earnings before interest, taxes, depreciation and amortization (EBITDA), plus an additional performance incentive if revenue growth exceeded ten percent. Mr. Agrawal was eligible for a discretionary cash bonus based upon his overall performance. Generally, Onyx awards incentive compensation based on individual and organization-wide performance metrics.

(3)      Onyx did not maintain an equity compensation plan during 2019 and did not grant any stock awards or option awards in 2019.

(4)      Onyx did not maintain a non-equity incentive plan during 2019.

(5)      The amounts in the “All Other Compensation” column for 2019 include payments to the following individuals: (i) Mr. Agrawal — perquisite payments related to air travel, rental car and use of an apartment near Onyx’s headquarters while travelling for work in the U.S.; (ii) Mr. Atwater — perquisite payments related to personal automobile expenses ($22,521) and a related tax gross-up ($14,337); and (iii) Mr. Royzenshteyn — perquisite payments related to (a) personal automobile expenses ($48,081) and a related tax gross-up ($46,638), (b) payment of medical insurance premiums ($29,525), and (c) personal credit card expenses ($32,512).

Employment Agreements

Onyx entered into an at-will employment agreement with Mr. Ciappina on November 28, 2019 (the “Ciappina Employment Agreement”). Pursuant to the Ciappina Employment Agreement, Mr. Ciappina is entitled to an annual salary of $300,000. Additionally, Mr. Ciappina may earn cash incentive compensation of up to $90,000 per year based on performance related to individual and organization-wide metrics. Upon the completion of four years of continuous employment with Onyx, Mr. Ciappina is eligible to receive a lump-sum incentive payment of $325,000 based on Onyx’s performance during the corresponding period. In the event Onyx terminates the Ciappina Employment Agreement without cause, subject to Mr. Ciappina entering into a full release of all claims, Onyx shall pay to Mr. Ciappina an additional 90 days of salary.

Onyx entered into an at-will employment agreement with Mr. Agrawal on August 4, 2020 (the “Agrawal Employment Agreement”). Pursuant to the Agrawal Employment Agreement, Mr. Agrawal is entitled to an annual salary of $300,000. Additionally, Mr. Agrawal may earn cash incentive compensation of up to $90,000 per year based on performance related to individual and organization-wide metrics. Upon the completion of two years of continuous employment with Onyx, Mr. Agrawal is eligible to receive a lump-sum incentive payment of $162,500 based on Onyx’s performance during the corresponding period. In the event Onyx terminates the Agrawal Employment Agreement without cause, subject to Mr. Agrawal entering into a full release of all claims, Onyx shall pay to Mr. Agrawal an additional 365 days of salary.

Onyx entered into an at-will employment agreement with Mr. Roy on October 8, 2019 (the “Roy Employment Agreement”). Pursuant to the Roy Employment Agreement, Mr. Roy is entitled to an annual salary of $300,000. Additionally, Mr. Roy may earn cash incentive compensation of up to $90,000 per year based on performance related to individual and organization-wide metrics. Upon the completion of four years of continuous employment with Onyx,

Mr. Roy is eligible to receive a lump-sum incentive payment of $350,000 based on Onyx’s performance during the corresponding period. In the event Onyx terminates the Roy Employment Agreement without cause, subject to Mr. Roy entering into a full release of all claims, Onyx shall pay to Mr. Roy an additional 90 days of salary.

Additionally, Onyx, Mr. Agrawal, Mr. Ciappina or Mr. Roy may terminate the applicable employment agreement without cause by providing 30 days’ written notice to the applicable party. Further, Onyx may terminate any of the applicable employment agreements for cause (as defined in each employment agreement) at any time. Upon termination, Mr. Agrawal, Mr. Ciappina and Mr. Roy are due the following forms of compensation: (i) accrued and unpaid compensation; (ii) accrued and unpaid amounts for unused vacation; and (iii) any unreimbursed expenses payable in accordance with the applicable employment agreement. Pursuant to each applicable employment agreement, Mr. Agrawal, Mr. Ciappina and Mr. Roy have agreed that, during the relevant period of employment and for two years after, each officer shall not (i) engage in any competing business within any state, country, region or locality in which Onyx is operating or (ii) solicit any of Onyx’s clients or hire any of Onyx’s employees, contractors, agents, or business affiliates.

Retirement Plans; Non-Qualified Deferred Compensation Plans

Onyx currently does not maintain any retirement or non-qualified deferred compensation plans for any of its employees that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement.

Board of Directors Compensation

Onyx’s board of directors consists of Prashant Pathak, Kailas Agrawal, Carey Kurtin, Roman Gerashenko, and Stanislav Royzenshteyn, none of whom receive any compensation in their capacity as members of Onyx’s Board of Directors.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS FOR ONYX ENTERPRISES INT’L, CORP.

You should read the following management’s discussion and analysis of financial condition and results of operations in conjunction with Onyx’s audited financial statements and related notes included in this information statement. The following discussion (as well as other discussions in this information statement) contains forward-looking statements. Please see “Cautionary Statement Concerning Forward-Looking Statements” for a discussion of uncertainties, risks and assumptions associated with these statements.

Overview

Onyx, is a technology-driven, digital commerce company focused on creating custom infrastructure and unique user experiences within niche markets. Onyx was founded in 2008 with a vision of creating a one-stop eCommerce destination for the automotive parts and accessories market. Onyx has since become a market leader and proven brand-builder, fueled by its commitment to delivering a revolutionary shopping experience; comprehensive, accurate and varied product offerings; and continued digital commerce innovation.

On September 18, 2020, Legacy, Merger Sub 1, Merger Sub 2, Onyx, and the Stockholder Representative entered into a Business Combination Agreement, pursuant to which Merger Sub will merge with and into Onyx, with Onyx surviving as a wholly owned subsidiary of Merger Sub 2, and immediately thereafter, Onyx will merge with and into Merger Sub 2, with Merger Sub 2 being the surviving entity. Following completion of the Business Combination, it is anticipated that Legacy will change its name to PARTS iD, Inc. Because Legacy will have no other operating business following the acquisition, Onyx will effectively become a public company at the conclusion of the Business Combination.

Trends Impacting Onyx’s Business and Growth Strategy

The automotive market is large and growing, and Onyx believes it is well positioned to capitalize on the growth in ecommerce adoption. Onyx expects the key drivers of current and future long-term demand for the products sold within the automotive aftermarket parts and accessories industry to include total miles driven, average vehicle age and the number of vehicles on the road, including the increase in the number of vehicles used for ride-sharing. This attractive backdrop combined with Onyx’s differentiated technology and proprietary data provide a customer experience that Onyx believes will fuel growth and position it to capture a larger share of the market.

Onyx’s distinctive technology provides accurate fitment data to enable a successful automotive parts experience for its customers. Unlike almost any other product category, the success or failure of selling automotive parts comes down to fitment data that sellers like Onyx adds to its product offerings. Fitment is the compatibility of each part and accessory to each specific vehicle year, make, model, engine type, trim and more that parts and accessories fit. Having fitment data that is accurate, complete and in the right format for each channel is crucial to a superior user experience and a successful customer transaction.

Onyx believes its business is poised for growth as a result of several drivers, starting with product cultivation within its core automotive product lines, which it is working to capitalize on by further developing vendor relationships in large, key categories such as original equipment car parts. Furthermore, Onyx launched seven new verticals over the last two years — boating, motorcycle, recreation, power sports, RV/camper, semi-truck and tools. Finally, private label products present an opportunity for Onyx. While it is a small piece of Onyx’s business today, there is work underway to grow it by gradually developing existing lines, adding new lines under existing in-house brands and introducing new brands for new product lines. In addition, Onyx intends to pursue emerging opportunities within the growing do-it-for-me (DIFM) segment of the market, in partnership with select vendors and service providers, such as third-party networks of garage, mechanic, tire installation and on-demand service providers.

Onyx’s second strategic growth initiative is pricing optimization. Onyx’s analytics team has been developing more advanced pricing policies based on findings from recent price elasticity tests, including adjusting price to drive more volume and expand gross margin dollars. Onyx is making investments in people and software to advance its efforts on this important front.

Geographic expansion is Onyx’s third major growth driver. With Onyx’s expansion into multiple verticals, Onyx has shown that its existing technology structure can be applied to other industries. Onyx is in the process of replicating the same playbook when it comes to operating in new countries. This endeavor starts with a test in Canada in the coming years, which Onyx expects will establish its blueprint to accelerate international expansion in the years ahead.

Marketing, Onyx’s fourth and final strategic growth initiative, consists of several different approaches to boost brand awareness and fuel increased retention. In the past year, Onyx accelerated social media marketing to reach new consumers. More recently, Onyx ran its first television commercial and is incorporating what was learned into its next television spot due out later this year. Onyx also has plans to develop a loyalty program aimed at increasing customer lifetime value by incentivizing customers to buy more and spend more across all its verticals. Onyx’s final strategy is capitalizing on personalization and customer relationship management automation by leveraging its broad data set to craft targeted consumer messages.

Impact of COVID-19

Although the ongoing COVID-19 pandemic has caused an economic downturn on a global scale, disrupted global supply chains, and created significant uncertainty, volatility, and disruption across economies, due to the further adoption of online shopping by consumers, it has had a positive effect on Onyx’s e-commerce business operations, including a substantial increase in net sales, profitability and cash flows. To date, Onyx has largely been successful in managing its supply chain, with just marginal increases in order cancellations and delivery times. Onyx expects the increased adoption of online shopping by consumers to continue in the future, even as restrictions designed to slow the spread of COVID-19 are reduced or eliminated.

See the “Risk Factors” section of this Information Statement for further discussion of the risks related to COVID-19.

Results of Operations

Comparison of the Fiscal Years Ended December 31, 2019 and December 31, 2018

The following table summarizes Onyx’s results of operations for the fiscal years ended December 31, 2019 and 2018:

					2019-2018
	Years ended December 31,				Changes from previous year
	2019	% to Sales	2018	% to Sales	Dollars	Percentage
Revenues	$287,820,277		$288,632,927		(812,650)	(0.3)%
Cost of goods sold	226,603,934	78.7%	226,967,953	78.6%	(364,019)	(0.2)%
Gross profit	61,216,343	21.3%	61,664,974	21.4%	(448,631)	(0.7)%
Gross Margin	21.3%		21.4%
Operating expenses
Advertising	20,986,879	7.3%	21,796,677	7.6%	(809,798)	(3.7)%
Selling, general & administrative	35,147,259	12.2%	36,066,049	12.5%	(918,790)	(2.5)%
Depreciation	5,847,413	2.0%	4,345,441	1.5%	1,501,972	34.6%
Total operating expenses	61,981,551	21.5%	62,208,167	21.6%	(226,616)	(0.4)%
Loss from operations	(765,208)	(0.3)%	(543,193)	(0.2)%	(222,015)	40.9%
Other expense
Interest expense	34,534	0.0%	915	0.0%	33,619	3,674.2%
Loss before income tax	(799,742)	(0.3)%	(544,108)	(0.2)%	(255,634)	47.0%
Income tax (benefit)/expenses	(143,902)	(0.0)%	96,295	0.0%	(240,197)	(249.4)%
Net Loss	$(655,840)	(0.2)%	$(640,403)	(0.2)%	(15,437)	2.4%

Revenues

Revenues decreased $0.8 million, or 0.3%, in fiscal year 2019 compared to fiscal year 2018. This decrease was attributable primarily to lower customer conversion rates as a result of Onyx’s implementation of sales tax collection in October 2018 related to the 2018 U.S. Supreme Court ruling in South Dakota v. Wayfair, Inc., which allowed states to require remote sellers to collect and remit sales tax.

Gross Profit and Gross Margin

Gross profit decreased $0.4 million, or 0.7%, in fiscal year 2019 compared to fiscal year 2018. This decrease resulted from the decrease in revenue in fiscal year 2019 as compared to fiscal year 2018. Gross margin in fiscal year 2019 of 21.3% was approximately consistent with the gross margin of 21.4% in fiscal year 2018.

Operating Expenses

Advertising expenses decreased $0.8 million, or 3.7%, in fiscal year 2019 compared to fiscal year 2018. This decrease was primarily attributable to more efficient and effective advertising dollar spend during fiscal year 2019.

Selling, general and administrative expenses decreased $0.9 million, or 2.5%, in fiscal year 2019 compared to fiscal year 2018. This decrease was primarily attributable to a one-time loss of $2.6 million in fiscal year 2018 for settlement expenses and reduced performance incentives in fiscal year 2019. For additional information regarding these settlement expenses, please see Note 8 of the Notes to the Financial Statements for the years ended December 31, 2019 and 2018 in the “Index to Financial Information Onyx Enterprises Int’l, Corp.” included in this Information Statement. The decrease was partially offset by increased investments in new stores, as well as site maintenance expenses and small increases in professional fees, hosting and software expenses.

Depreciation expenses increased $1.5 million, or 34.6%, in fiscal year 2019 compared to fiscal year 2018. This increase was primarily attributable to increased depreciation related to prior years’ website and software development combined with a marginal increase in website and software development during fiscal year 2019.

Interest Expense

Interest expense increased $33.6 thousand in fiscal year 2019 compared to fiscal year 2018. This increase was primarily attributable to interest on sales tax payable for past periods.

Income Tax (Benefit)/Expenses

Income tax benefit was $0.1 million for the fiscal year ended December 31, 2019, compared to income tax expenses of $0.1 million for the fiscal year ended December 31, 2018, a change of $0.2 million. This change was primarily attributable to unabsorbed depreciation, partially offset by deferred revenues. The effective income tax rate for 2019 was 18.4% as compared to 46.8% in 2018. The decrease in rate is attributable to a difference in expenses not deductible for income tax purposes.

Comparison of the Fiscal Years Ended December 31, 2018 and December 31, 2017

The following table summarizes Onyx’s results of operations for the fiscal years ended December 31, 2018 and 2017:

					2018-2017
	Years ended December 31,				Changes from previous year
	2018	% to Sales	2017	% to Sales	Dollars	Percentage
Revenues	$288,632,927		$244,673,955		$43,958,972	18.0%
Cost of goods sold	226,967,953	78.6%	188,927,934	77.2%	38,040,019	20.1%
Gross profit	61,664,974	21.4%	55,746,021	22.8%	5,918,953	10.6%
Gross Margin	21.4%		22.8%
Operating expenses
Advertising	21,796,667	7.6%	21,035,068	8.6%	761,609	3.6%
Selling, general & administrative	36,066,049	12.5%	28,771,294	11.8%	7,294,755	25.4%
Depreciation	4,345,441	1.5%	2,840,223	1.2%	1,505,218	53.0%
Total operating expenses	62,208,167	21.6%	52,646,585	21.5%	9,561,582	18.2%
(Loss) income from operations	(543,193)	(0.2)%	3,099,436	1.3%	(3,642,629)	(117.5)%
Other expense
Interest expense	915	0.0%	292,465	0.1%	(291,550)	(99.7)%
(Loss) income before income tax	(544,108)	(0.2)%	2,806,971	1.1%	(3,351,079)	(119.4)%
Income tax expenses	96,295	0.0%	643,981	0.3%	(547,686)	(85.0)%
Net (Loss) income	$(640,403)	(0.2)%	$2,162,990	0.9%	(2,803,393)	nm %

Revenues

Revenues increased $44.0 million, or 18.0%, for fiscal year 2018 compared to fiscal year 2017. This increase was primarily attributable to an increase in the number of brands and SKUs offered, increased website traffic combined with improved call center conversion rates, as well as an increase in revenue from repeat customers. The increase was partially offset by a decrease in customer conversion rates during the fourth quarter of 2018, as a result of Onyx’s implementation of sales tax collection in October 2018 related to the 2018 U.S. Supreme Court ruling in South Dakota v. Wayfair, Inc.

Gross Profit and Gross Margin

Gross profit increased $5.9 million, or 10.6%, for fiscal year 2018 compared to fiscal year 2017. This increase was primarily attributable to increased revenue of 18.0% in fiscal year 2018. Gross margin decreased to 21.4% in 2018 from 22.8% in fiscal year 2017 as a result of increased free and discounted shipping offered to customers, combined with a change in product mix.

Operating Expenses

Advertising expenses increased $0.8 million, or 3.6%, for fiscal year 2018 compared to fiscal year 2017. This increased amount of spend was primarily attributable to an increase in paid traffic along with an increase in revenue of 18.0% in 2018. The decrease in advertisement cost revenue percentage to 7.6% in fiscal year 2018 from 8.6% in fiscal year 2017 was a result of increased website traffic from improved website rankings combined with higher conversion rates by customer sales agents.

Selling, general and administrative expenses increased $7.3 million, or 25.4%, for fiscal year 2018 compared to fiscal year 2017. This increase was primarily attributable to i) increases in merchant processing fees and customer sales and support; ii) a one-time loss of $2.6 million for settlement expenses; and iii) other operating expenses, including past sales tax liabilities and website maintenance. For additional information regarding these settlement expenses, please see Note 8 of the Notes to the Financial Statements for the years ended December 31, 2019 and 2018 in the “Index to Financial Information Onyx Enterprises Int’l, Corp.” included in this Information Statement. The increase was partially offset by a decrease in performance incentive compensation.

Depreciation expense increased $1.5 million, or 53.0%, for fiscal year 2018 compared to fiscal year 2017. This increase was primarily attributable to increased depreciation related to prior years’ website and software development combined with a marginal increase in website and software development during fiscal year 2018.

Interest Expense

Interest expense decreased $291.6 thousand, or 99.7%, for fiscal year 2018 compared to fiscal year 2017. This decrease was primarily attributable to the repayment of borrowings from Opus Bank in mid-2017.

Income Tax Expenses

Income tax expenses decreased $0.5 million, or 85.0%, for fiscal year 2018 compared to fiscal year 2017. This decrease was primarily attributable to a decrease in taxable income. For fiscal years 2018 and 2017, the effective tax rate was 22.9% and 46.8%, respectively. The effective tax rate differed from the U.S. federal statutory rate primarily due to state income taxes, expenses not deductible for income tax purposes and a change in the valuation allowance that offset the tax on the current period pre-tax income.

Comparison of the Six Months Ended June 30, 2020 and June 30, 2019

The following table summarizes Onyx’s results of operations for the six months ended June 30, 2020 and 2019:

					2020-2019
	6 Months ended June 30,		6 Months ended June 30,		Changes from previous year
	2020	% to Sales	2019	% to Sales	Dollars	Percentage
Revenues	$184,579,489		$147,166,153		37,413,336	25.4%
Cost of goods sold	145,212,766	78.7%	115,556,356	78.5%	29,656,410	25.7%
Gross profit	39,366,723	21.3%	31,609,797	21.5%	7,756,926	24.5%
Gross margin	21.3%		21.5%
Operating expenses
Advertising	15,390,787	8.3%	10,703,412	7.3%	4,687,375	43.8%
Selling, general & administrative	18,748,252	10.2%	17,239,940	11.7%	1,508,312	8.7%
Depreciation	3,308,098	1.8%	2,733,646	1.9%	574,452	21.0%
Total operating expenses	37,447,137	20.3%	30,676,998	20.8%	6,770,139	22.1%
Income from operations	1,919,586	1.0%	932,799	0.6%	986,787	105.8%
Other expense
Interest expense	6,821	0.0%	3,320	0.0%	3,501	105.5%
Income before income tax	1,912,765	1.0%	929,479	0.6%	983,286	105.8%
Income tax expenses	483,620	0.3%	218,183	0.1%	265,437	121.7%
Net Income	$1,429,145	0.8%	$711,296	0.5%	717,849	100.9%

Revenues

Revenues increased $37.4 million, or 25.4%, for the six months ended June 30, 2020 compared to the same period for 2019. This increase was attributable primarily to increased website traffic and higher conversion on further adoption of online shopping by customers during ongoing COVID-19 pandemic and as well as a significant increase in new stores and the repairs parts category of the business.

Gross Profit and Gross Margin

Gross profit increased $7.8 million, or 24.5%, for the six months ended June 30, 2020 compared to the same period for 2019. This increase was primarily attributable to the increase in revenue in the six months ended June 30, 2020. Gross margin in the six months ended June 30, 2020 of 21.3% was approximately consistent with gross margin of 21.5% in the same period for 2019.

Operating Expenses

Advertising expenses increased $4.7 million, or 43.8%, for the six months ended June 30, 2020 compared to the same period for 2019. This increase was primarily attributable to i) an increase in paid traffic along with an increase in revenue in the six months ended June 30, 2020, and ii) testing of new advertising campaigns on social media and the development of commercials for connected TV marketing.

Selling, general and administrative expenses increased $1.5 million, or 8.7%, for the six months ended June 30, 2020 compared to the same period for 2019. This increase was primarily attributable to an increase in merchant services provider processing fees in line with the increase in revenue and small changes in other operational costs.

Depreciation expenses increased $0.6 million, or 21.0%, for the six months ended June 30, 2020 compared to the same period for 2019. This increase was primarily attributable to increased depreciation related to prior years’ website and software development combined with a marginal increase in website and software development during the six months ended June 30, 2020.

Interest Expense

Interest expense increased $3.5 thousand, or 105.5%, for the six months ended June 30, 2020 compared to the same period for 2019. This increase in terms of dollar amount was not material.

Income Tax (Benefit)/Expenses

Income tax expense increased $0.3 million, or 121.7%, for the six months ended June 30, 2020 compared to the same period for 2019. This change was primarily attributable to an increase in taxable income during the six months ended June 30, 2020. For the six months ended June 30, 2020, the effective income tax rate was 25.3% compared to 23.5% for the same period for 2019. The increase in rate is attributable to difference in expenses not deductible for income tax purposes.

Liquidity and Capital Resources

Onyx’s primary sources of liquidity are cash on hand of $45.7 million as of June 30, 2020, cash generated from operations and changes in operating assets and liabilities of Onyx.  Onyx believes its current resources will be sufficient to fund its cash needs, as they arise, for at least the next 12 months. Onyx’s primary uses of cash are for investment in website and software development.

Comparison of the Fiscal Years Ended December 31, 2019, 2018 and 2017

The following table summarizes the key cash flow metrics from Onyx’s statements of cash flows for the fiscal years ended December 31, 2019, 2018 and 2017:

	Fiscal Years Ended December 31,
	2019	2018	2017
Net cash provided by operating activities	$4,268,997	$10,689,689	$12,456,606
Net cash used in investing activities	(7,198,876)	(7,263,330)	(5,472,451)
Net cash used in financing activities	(520,386)	(1,191,181)	(2,943,363)
Net change in cash	$(3,450,265)	$2,235,178	4,040,792

Cash Flows from Operating Activities

Net cash provided by operating activities was $4.3 million and $10.7 million for the fiscal years ended December 31, 2019 and 2018, respectively, a decrease of $6.4 million, or 60.1%. This decrease was primarily attributable to a reduction in accounts payable, a reduction in customer deposits, a reduction in other current liabilities, partially offset by an increase in depreciation and an increase in accrued expenses. Onyx has a negative working capital model (current liabilities exceed current assets). Onyx is paid upfront when customers place orders, while accounts payable are paid over time. Any increase in profitable business results in incremental cash for Onyx.

Net cash provided by operating activities was $10.7 million and $12.5 million for the fiscal years ended December 31, 2018 and 2017, respectively, a decrease of $1.8 million, or 14.2%. This decrease was primarily attributable to a significant reduction in accrued expenses and the change from net income of $2.2 million during the fiscal year ended December 31, 2017 to net loss of $0.6 million during the fiscal year ended December 31, 2018, partially offset by an increase in accounts payable, an increase in other current liabilities and an increase in depreciation.

Cash Flows from Investing Activities

Net cash used in investing activities was $7.2 million and $7.3 million for the fiscal years ended December 31, 2019 and 2018, respectively, a decrease of $0.1 million, or 0.9%. This decrease was primarily attributable to a reduction in purchases of property and equipment and a reduction in purchases of intangible assets, partially offset by an increase in website and software development costs.

Net cash used in investing activities was $7.3 million and $5.5 million for the fiscal years ended December 31, 2018 and 2017, respectively, an increase of $1.8 million, or 32.7%. This increase was primarily attributable to greater website and software development costs, greater purchases of intangible assets and greater purchases of property and equipment.

Cash Flows from Financing Activities

Net cash used in financing activities was $0.5 million and $1.2 million for the fiscal years ended December 31, 2019 and 2018, respectively, a decrease of $0.7 million, or 56.3%. This decrease was primarily attributable to a reduction in payments of preferred stock dividends.

Net cash used in financing activities was $1.2 million and $2.9 million for the fiscal years ended December 31, 2018 and 2017, respectively, a decrease of $1.8 million, or 59.5%. This decrease was primarily attributable to a reduction in payments of bank loan, partially offset by increased payments of preferred stock dividends.

Comparison of the Six Months Ended June 30, 2020 and June 30, 2019

The following table summarizes the key cash flow metrics from Onyx’s statements of cash flows for the six months ended June 30, 2020 and 2019:

	Six Months Ended June 30,
	2020	2019
Net cash provided by operating activities	$35,791,455	$6,018,238
Net cash used in investing activities	(3,452,791)	(3,589,457)
Net cash used in financing activities	(261,043)	(259,625)
Net change in cash	$32,077,621	$2,169,156

Cash Flows from Operating Activities

Net cash provided by operating activities was $35.8 million and $6.0 million for the six months ended June 30, 2020 and 2019, respectively, an increase of $29.8 million.  This increase was primarily attributable to an increase in accounts payable, an increase in customer deposits and an increase in other current liabilities, partially offset by an increase in inventory, a decrease in accounts receivable and a decrease in prepaid expenses.

Cash Flows from Investing Activities

Net cash used in investing activities was $3.4 million and $3.6 million for the six months ended June 30, 2020 and 2019, respectively, a decrease of $0.1 million, or 3.8%.  This decrease was primarily attributable to a decrease in purchase of property and equipment as well as a decrease in website and software development costs.

Cash Flows from Financing Activities

Net cash used in financing activities for the six months ended June 30, 2020 of $0.3 million was consistent with net cash used in financing activities of $0.3 million during the same period for 2019.

Critical Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Critical accounting estimates are estimates for which (a) the nature of the estimate is material due to the level of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and (b) the impact of the estimate on financial condition or operating performance is material. Onyx’s critical accounting estimates and assumptions affecting the financial statements include revenue recognition, return allowances, allowance for doubtful accounts, inventory in transit, inventory valuation, valuation of deferred income tax assets and the capitalization and recoverability of software development costs. Onyx’s critical accounting policies are summarized in Note 2 of the Notes to the Financial Statements for the years ended December 31, 2019 and 2018 and Note 2 of the Notes to the Unaudited Financial Statements for the six months ended June 30, 2020 and 2019, each of which are available in the “Index to Financial Information Onyx Enterprises Int’l, Corp.” included in this Information Statement, and such summaries are incorporated herein by reference.

Off-Balance Sheet Arrangements

Onyx is not a party to any off-balance sheet arrangements.

Recent Accounting Pronouncements

See Note 2 of the Notes to the Financial Statements for the years ended December 31, 2019 and 2018 and Note 2 of the Notes to the Unaudited Financial Statements for the six months ended June 30, 2020 and 2019, each of which are available in the “Index to Financial Information Onyx Enterprises Int’l, Corp.” included in this Information Statement, for information on how recent accounting pronouncements have affected or may affect Onyx’s financial position, results of operations or cash flows.

MANAGEMENT AFTER THE BUSINESS COMBINATION

Information about Anticipated Directors and Executive Officers Upon the Closing

Pursuant to the terms of the Business Combination Agreement, effective as of the Closing, the existing members of the Board will resign and be replaced by the post-Closing board of directors, consisting of Edwin Rigaud, Darryl McCall, Richard White, and four additional directors to be announced by Onyx prior to the Closing and publicly disclosed by Legacy in a Current Report on Form 8-K. The majority of the post-Closing board of directors is intended to qualify as independent under the rules of the NYSE (or such other nationally recognized stock exchange on which Legacy’s Class A Common Stock is then listed).

The following persons are anticipated to be the executive officers and, to the extent identified as of the date of this Information Statement, directors of the Company following the Business Combination, which will be renamed “PARTS iD, Inc.:”

Name	Age	Title
Antonino Ciappina	39	Chief Executive Officer
Kailas Agrawal	63	Chief Financial Officer
Ajay Roy	40	Chief Operating Officer
Mark Atwater	60	Vice President of Vendor Relations
Prashant Pathak	48	Chairman of the Board of Directors
Edwin J. Rigaud	77	Director
Darryl T. F. McCall	65	Director
Richard White	66	Director

Antonino Ciappina has served as Onyx’s Interim General Manager since July 2020. Upon joining Onyx in January 2020, Mr. Ciappina served as Chief Marketing Officer and directed efforts related to marketing, customer acquisition and retention, pricing optimization, advertising, creative services, market research, analytics and public relations for the portfolio of iD brands. Prior to joining Onyx, Mr. Ciappina served in various digital marketing and e-commerce positions, most recently as Senior Director, E-Commerce & Digital Marketing at Foot Locker from May 2018 to December 2019, as Vice President, E-Commerce & Digital Marketing at Firestar Diamond Group from June 2017 to May 2018 and as Director, Digital Marketing & Customer Acquisition at The Children’s Place from April 2015 to June 2017. Mr. Ciappina earned his Bachelor of Science degree in Business Administration, Marketing and International Business from Montclair State University.

Kailas Agrawal has served as Onyx’s Chief Financial Officer since January 2018. Prior to joining Onyx, Mr. Agrawal served as Chief Financial Officer at In Colour Capital (during this period, he functioned as the Chief Financial Officer of Onyx), an independent principal investment group, from January 2016 to December 2017 and as Principal Financial Consultant with KSS Consulting, Inc. from May 2014 to December 2015. Additionally, Mr. Agrawal has gained international experience while serving in various positions for multiple organizations across the United States, Canada, and India, including as Regional Chief Financial Officer of Minacs Worldwide, Inc. Mr. Agrawal’s experience spans numerous industries such as information technology services, food distribution, real estate, agricultural processing and manufacturing. Mr. Agrawal earned a designation as a Chartered Accountant from the Institute of Chartered Accountants of India in addition to obtaining a Bachelor of Commerce from the University of Mumbai.

Ajay Roy has served as Onyx’s Chief Operating Officer since October 2019. Prior to joining Onyx, Mr. Roy served as Senior Vice President of Operations at Moda Operandi, Inc., an online fashion retailer, from September 2018 to September 2019 and General Manager of Global Supply Chain and Operations at Wayfair, Inc., an online furniture and home-goods retailer, from August 2017 to August 2018. Additionally, Mr. Roy gained extensive management experience while serving as Vice President of ToolsGroup, Inc., a global provider of service-driven supply chain planning and demand analytics software, from 2013 to August 2017 and as a Management Consultant with Deloitte Consulting. Mr. Roy earned his Master’s in Business Administration from SP Jain School of Management and a Bachelor of Engineering in Computer Engineering from the MS Ramaiah Institute of Technology.

Mark Atwater has served as Onyx’s Vice President of Vendor Relations since October 2016. As Vice President of Vendor Relations, Mr. Atwater is responsible for the leadership of the Vendor Relations Department, management of Onyx’s vendor partners, pricing strategy, new product category development and carrier logistics. Since joining Onyx in 2011, Mr. Atwater has served in a variety of positions including General Manager and Director of Vendor Relations.

Prior to joining Onyx, while serving in a variety of positions in the automotive industry, Mr. Atwater obtained experience in negotiating, purchasing, logistics and distribution, warehouse management, retail store management, automotive sales and e-commerce sales.

Prashant Pathak has served as CEO of Ekagrata Inc., a business building oriented principal investment company, since January 2015 and as a Principal of In Colour Capital Inc., an independent principal investment group, since April 2015. He has been an appointee of the Government of Canada on the Board of the Business Development Bank of Canada for nearly a decade. Previously, Mr. Pathak has been a Partner of McKinsey & Company Inc. At McKinsey he was a leader of the North American Telecom Practice, the Financial Services Practices and a leader in the Strategy & Corporate Finance Practice. He has also been part of the startup team and the Managing Partner of ReichmannHauer Capital Partners, a successful Canadian investment firm. Mr. Pathak has an MBA from INSEAD with Distinction and a B.Tech degree in Electrical Engineering from IIT, where he was adjudged the Best All-round Graduating Student of his class. He also has a Diploma in Fuzzy Logic from IIT.

Edwin J. Rigaud has served as our Chairman and Chief Executive Officer since inception and has more than 40 years of business experience across a multitude of operating and leadership roles. In 2007, Mr. Rigaud founded EnovaPremier and commenced operations through the acquisition of the assets of T&WA, Inc. Since that time, he has served as owner and the President and Chief Executive Officer of EnovaPremier (2007-2018) and as Chairman (2019) while guiding that company to a position as one of the leading providers of automotive tire & wheel pre-assembly services in the United States. Prior to founding EnovaPremier, Mr. Rigaud served in numerous operating and management capacities at Procter & Gamble from 1965 to 2001. Mr. Rigaud’s notable leadership positions at Procter & Gamble included his role as a Vice President of Food & Beverage Products and as a Vice President of Government Relations in North America. Adding to his experience as a senior manager, Mr. Rigaud developed significant expertise in product development and brand management having been the first Technical Brand Manager in the exploratory phase of Pringle’s, and ultimately the Product Development Group Leader during the execution of Pringle’s national launch. Mr. Rigaud also led the product development efforts of Secret Deodorant & Antiperspirant improvements, including key active ingredient technology and perfume upgrades, while having direct participation with the Leo Burnett Agency in the creation of the famous advertising slogan, “strong enough for a man, but made for a woman.” Mr. Rigaud’s leadership in these efforts helped to facilitate a major relaunch of the Secret brand. He was ultimately named a Director in Product Development. Outside of his corporate leadership experience, Mr. Rigaud has served on the Board of the Federal Reserve Bank of Cleveland and the Board of the local affiliate of Fifth Third Bank of Cincinnati. Mr. Rigaud has also held appointments by Governor Bob Taft to the Ohio Board of Regents, and by President George W. Bush to the national Institute of Museum and Library Services. In 1997, Mr. Rigaud became the first CEO of the National Underground Railroad Freedom Center, located in Cincinnati, Ohio. This 9-year development program included raising $110 million while working closely with John Pepper, former Chairman and CEO of Procter & Gamble, who served as the national building Campaign Chairman. Mr. Rigaud is also the head of one of the first African American co-ownership groups of a Major League Baseball franchise, the Cincinnati Reds.

Darryl T. F. McCall has served as our President and COO since inception and is our director. With more than 35 years of domestic and international operating experience with consumer products businesses, Mr. McCall will provide us with a broad range of functional expertise and executive leadership experience. Mr. McCall served as Executive Vice President and Executive Committee member at Coty Inc. from 2008 to 2014 where his key responsibilities involved the management of numerous global manufacturing facilities and distribution centers. During his tenure at Coty, Mr. McCall also held major responsibilities related to the integration of 5 acquired businesses and helped lead the company through its $1.0 billion initial public offering in 2013. Prior to joining Coty, Mr. McCall held numerous positions at Procter & Gamble from 1978 to 2008. From 2007 to 2008, Mr. McCall was Product Supply Vice President — Global Fabric Care, leading a global organization comprised of more than 35 manufacturing operations centers and more than 16,000 employees. From 2005 to 2006, Mr. McCall served as General Manager of Procter & Gamble’s Global Personal Cleansing Care Division which oversees brands such as Camay®, Gillette®, Ivory®, Olay®, Old Spice®, and Zest®. Mr. McCall also held significant responsibilities for integrating certain of Procter & Gamble’s large acquisitions. Notable examples include the leadership of the supply chain integration of Gillette® and Wella®. Over the course of his career Mr. McCall has managed operations in Belgium, Canada, the United Kingdom, France, Switzerland and the United States. He also is an outside independent Director for HCP Packaging.

Richard White, our director, has served as chief executive officer of Aeolus Capital Group Ltd., a financial and strategic management advisory firm, since May 2017. Mr. White served as Managing Director and head of Oppenheimer & Co. Inc.’s. Private Equity and Special Products Department from 2004 until April 2017. From 1997 until 2002, Mr. White was a Managing Director of CIBC Capital Partners, the private equity merchant banking division of Canadian Imperial Bank of Commerce, the successor by acquisition of Oppenheimer & Co., Inc. From 1985 until 1997, Mr. White was a Managing Director and one of approximately 30 General Partners of Oppenheimer & Co. Inc. Mr. White was responsible for founding and building several of its investment banking industry groups including consumer products, business services, industrials, technology, gaming and leisure, and real estate. Mr. White also headed Oppenheimer’s mergers and acquisitions department. Mr. White is a CPA. Mr. White is the Lead Independent Director of G-III Apparel Group Ltd., a manufacturer, retailer, and distributor of apparel (Nasdaq: “GIII”). Mr. White holds a Master’s in Business Administration from the Wharton Graduate School of the University of Pennsylvania and a B.A. from Tufts University.

Committees of the Board of Directors

The standing committees of our Board currently include an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the committees are expected to remain in place following the Business Combination and will report to the board of directors of PARTS iD, Inc. as they deem appropriate and as the board of directors may request.

Director Nominations

Our nominating and corporate governance committee will recommend to the board of directors of PARTS iD, Inc. our candidates for nomination for election at the annual meeting of the stockholders. We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics and Committee Charters

We will file copies of our Code of Ethics applicable to our directors, officers and employees, our Code of Ethics, our audit committee charter, our compensation committee charter and our nominating committee charter to be effective upon the Closing as exhibits to a Form 8-K promptly after the Closing. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Post-Combination Company Executive Compensation

Following the Closing, PARTS iD, Inc. intends to develop an executive compensation program that is designed to align compensation with its objectives and the creation of stockholder value, while enabling PARTS iD, Inc. to attract, motivate and retain individuals who contribute to the long-term success of PARTS iD, Inc.

Decisions on the executive compensation program will be made by the compensation committee, as established at the Closing.

EXECUTIVE AND DIRECTOR COMPENSATION

Legacy Acquisition Corp.

The following disclosure concerns the compensation of the Company’s officers and directors for the fiscal years ended December 31, 2018 and December 31, 2019 (i.e., pre-business combination).

None of our directors or executive officers have received any cash compensation for services rendered to us. Until the earlier of Closing or our liquidation, since November 16, 2017, we have paid and will continue to pay our Sponsor a total of $10,000 per month for office space, utilities, secretarial support and other administrative and consulting services. We may pay our executive officers, directors, members of our Advisory Council or other members of our Sponsor for consulting related services, such as due diligence, in connection with the investigation of potential target companies with which we are in discussion. Our Sponsor, executive officers and directors, or any of their respective affiliates, have been and will be reimbursed for any out of pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, including in respect of the Business Combination. Our independent directors regularly receive information on payments made to officers and directors and a summary of cash disbursements to our Sponsor, officers, directors or our or their affiliates and have the opportunity to request detail regarding such expenses.

After the completion of the Business Combination, our directors or members of our management team who remain with us may be paid consulting, management or other fees from PARTS iD, Inc.; although, other than Messrs. Rigaud, McCall and White, whom we expect to remain with post-Closing PARTS iD, Inc. as directors, we do not expect any members of our Board or management team to remain with the post-Closing PARTS iD, Inc. if the Business Combination closes. In connection with Messrs. Rigaud’s, McCall’s and White’s respective agreements to serve as directors on the board of directors of the post-Closing PARTS iD, Inc., neither Mr. Rigaud, Mr. McCall nor Mr. White had any independent discussions or negotiations with Onyx, its management team or its affiliates. In addition, neither Mr. Rigaud, Mr. McCall nor Mr. White has had any discussions to secure, nor have they otherwise secured, any compensation for such service on the board of directors of PARTS iD, Inc., other than any compensation that is anticipated to be paid to non-management members of the board of directors of the post-Closing PARTS iD, Inc. that are similarly situated to Mr. Rigaud, Mr. McCall or Mr. White, as applicable.

Onyx Enterprises Int’l, Corp.

For information concerning the compensation of Onyx’s executives and directors, please see “Information About Onyx Enterprises Int’l, Corp — Named Executive Officer and Board of Director’s Compensation.”

DESCRIPTION OF SECURITIES

Capital Stock

We are providing Stockholders with the opportunity to participate in a Tender Offer, prior to Closing, to tender their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the Closing, including interest (which interest shall be net of taxes payable) divided by the number of then outstanding public shares, subject to the limitations described herein. Our Sponsor, directors and officers have agreed to waive their redemption rights with respect to the Founder Shares and any public shares they may hold in connection with the Closing.

Pursuant to our Charter, if we are unable to consummate a business combination by November 20, 2020, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes and up to $750,000 per annum to fund working capital requirements (less up to $50,000 of such net interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish the rights as stockholders of holders of the public shares (including the right to receive any further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining Stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. Our Sponsor, officers and directors have agreed to waive their redemption rights with respect to the Founder Shares (i) in connection with the closing of a business combination, (ii) if we fail to timely consummate a business combination by November 20, 2020, (iii) in connection with an expired or unwithdrawn tender offer, and (iv) otherwise upon our liquidation or in the event our Board resolves to liquidate the trust account and ceases to pursue the closing of a business combination prior to November 20, 2020. However, if our Sponsor or any of our officers, directors or affiliates acquire public shares, they will be entitled to redemption rights with respect to such public shares if we fail to consummate a business combination within the required time period.

In the event of a liquidation, dissolution or winding up of the Company after a business combination, holders of our Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the Common Stock.

Our Stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to our Common Stock, except that upon the Closing, subject to the limitations described herein, we will provide our Stockholders with the opportunity to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the Closing, including interest (which interest shall be net of taxes payable) divided by the number of then outstanding public shares, subject to the limitations described herein.

Founder Shares

The Founder Shares are identical to the public shares, and holders of Founder Shares have the same stockholder rights as our Stockholders holding shares of Class A Common Stock, except that (i) the Founder Shares are subject to certain transfer restrictions, as described in more detail below, (ii) our Sponsor has entered into a letter agreement with us, pursuant to which it has agreed (A) to waive its redemption rights with respect to its Founder Shares and public shares in connection with the completion of our business combination and (B) to waive its rights to liquidating distributions from the trust account with respect to its Founder Shares if we fail to complete our business combination by November 20, 2020, although it will be entitled to liquidating distributions from the trust account with respect to any public shares it holds if we fail to complete our business combination within such time period; (iii) the Founder Shares will automatically convert into shares of our Class A Common Stock at the Closing on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights, as described herein; and (iv) the Founder Shares are subject to registration rights.

The shares of Class F Common Stock will automatically convert into shares of Class A Common Stock at the Closing on a one-for-one basis, subject to adjustment as provided herein. In the case that additional shares of Class A Common Stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the IPO and related to the Closing, the ratio at which shares of Class F Common Stock shall convert into shares of Class A

Common Stock will be adjusted so that the number of shares of Class A Common Stock issuable upon conversion of all shares of Class F Common Stock will equal, in the aggregate, on an as-converted basis, 20% of the total number of all shares of Common Stock outstanding at completion of the IPO plus all shares of Class A Common Stock and equity-linked securities issued or deemed issued in connection with the Business Combination, excluding any shares or equity-linked securities issued, or to be issued, to any seller in the Business Combination or pursuant to securities issued to our Sponsor or affiliates upon conversion of working capital loans. The term “equity-linked securities” refers to any debt or equity securities that are convertible, exercisable or exchangeable for shares of Class A Common Stock issued in a financing transaction in connection with the Business Combination, including but not limited to a private placement of equity or debt. Securities could be “deemed issued” for purposes of the conversion rate adjustment if such shares are issuable upon the conversion or exercise of convertible securities, warrants or similar securities.

With certain limited exceptions, the Founder Shares are not transferable, assignable or saleable (except to our officers and directors and other persons or entities affiliated with our Sponsor, each of whom will be subject to the same transfer restrictions) until the earlier of one year after the completion of the Business Combination or earlier if, (x) subsequent to the Business Combination, the last sale price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, or (y) the date following the completion of the Business Combination on which we complete a liquidation, merger, stock exchange or other similar transaction that results in all of our Stockholders holding shares of Class A Common Stock having the right to exchange their shares of Class A Common Stock for cash, securities or other property.

Preferred Stock

Our Charter provides that shares of preferred stock may be issued from time to time in one or more series. Our Board is authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. Our Board is able to, without Stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the Common Stock and could have anti-takeover effects. The ability of our Board to issue preferred stock without Stockholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. We have no preferred stock outstanding at the date hereof. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Redeemable Warrants

Public Warrants

Until amended as described herein under “— Warrant Amendments,” each public warrant entitles the registered holder to purchase one half of one share of our Class A Common Stock at a price of $5.75 per half share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of the IPO or 30 days after the completion of a business combination. For example, if a public warrant holder holds two public warrants, such public warrants will be exercisable for one share of the Company’s Class A Common Stock. Public warrants must be exercised for a whole share. The public warrants will expire five years after the completion of a business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

We will not be obligated to deliver any shares of Class A Common Stock pursuant to the exercise of a public warrant and will have no obligation to settle such public warrant exercise unless a registration statement under the Securities Act with respect to the shares of Class A Common Stock underlying the public warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration. No public warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their public warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption is available. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a public warrant, the holder of such public warrant will not be entitled to exercise such public warrant and such public warrant may have no value and expire worthless. In the event that a registration statement is not effective for the exercised public warrants, the purchaser of a unit containing such public warrant will have paid the full purchase price for the unit solely for the share of Class A Common Stock underlying such unit.

We have agreed that as soon as practicable, but in no event later than fifteen (15) business days, after the Closing, we will use our reasonable best efforts to file, and within sixty (60) business days after the Closing, to have declared effective, a registration statement relating to the shares of Class A Common Stock issuable upon exercise of the public warrants and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the public warrants in accordance with the provisions of the Warrant Agreement. Notwithstanding the above, if our Class A Common Stock is at the time of any exercise of a public warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their public warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, but will use our best efforts to qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Once the public warrants become exercisable, we may call the public warrants for redemption:

•        in whole and not in part;

•        at a price of $0.01 per public warrant;

•        upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•        if, and only if, the reported last sale price of the Class A Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date we send the notice of redemption to the public warrant holders.

We may not redeem the public warrants when a holder may not exercise such public warrants.

We have established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the public warrants, each public warrant holder will be entitled to exercise his, her or its public warrant prior to the scheduled redemption date. However, the price of the Class A Common Stock may fall below the $18.00 redemption trigger price as well as the $11.50 public warrant exercise price (for whole shares) after the redemption notice is issued.

If we call the public warrants for redemption as described above, our management will have the option to require any holder that wishes to exercise his, her or its public warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their public warrants on a “cashless basis,” our management will consider, among other factors, our cash position, the number of public warrants that are outstanding and the dilutive effect on our stockholders of issuing the maximum number of shares of Class A Common Stock issuable upon the exercise of our public warrants. If our management takes advantage of this option, all holders of public warrants would pay the exercise price by surrendering their public warrants for that number of shares of Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A Common Stock underlying the public warrants, multiplied by the difference between the exercise price of the public warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value’ shall mean the average reported last sale price of the Class A Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of public warrants. If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of Class A Common Stock to be received upon exercise of the public warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a public warrant redemption. We believe this feature is an attractive option to us if we do not need the cash from the exercise of the public warrants after a business combination. If we call our public warrants for redemption and our management does not take advantage of this option, our Sponsor and its permitted transferees would still be entitled to exercise their private placement warrants for cash or on a cashless basis using the same formula described above that public warrant holders would have been required to use had all public warrant holders been required to exercise their public warrants on a cashless basis, as described in more detail below.

A holder of a public warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such public warrant, to the extent that after giving effect to such exercise, such person and any of its affiliates or any other person subject to aggregation with such person for purposes of the “beneficial ownership” test under Section 13 of the Exchange Act, or any “group” (within the meaning of Section 13 of the Exchange Act) of which such person is or may be deemed to be a part, would beneficially own (within the meaning of Section 13 of the Exchange Act) (or to the extent that for any reason the equivalent calculation under Section 16 of the Exchange Act and the rules and regulations thereunder would result in a higher ownership percentage, such higher percentage would be) in excess of 4.9% or 9.9% of the shares of Class A Common Stock outstanding immediately after giving effect to such exercise.

If the number of outstanding shares of Class A Common Stock is increased by a stock dividend payable in shares of Class A Common Stock, or by a split-up of shares of Class A Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Class A Common Stock issuable on exercise of each public warrant will be increased in proportion to such increase in the outstanding shares of Class A Common Stock. A rights offering to holders of Class A Common Stock entitling holders to purchase shares of Class A Common Stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of Class A Common Stock equal to the product of (i) the number of shares of Class A Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Class A Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Class A Common Stock paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Class A Common Stock, in determining the price payable for Class A Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of Class A Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of Class A Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if we, at any time while the public warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to the holders of Class A Common Stock on account of such shares of Class A Common Stock (or other shares of our capital stock into which the public warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of Class A Common Stock in connection with a proposed initial business combination, (d) as a result of the repurchase of shares of Class A Common Stock by the company if the proposed initial business combination is presented to the Stockholders of the company for approval, or (e) in connection with the redemption of our public shares upon our failure to complete the business combination, then the public warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of Class A Common Stock in respect of such event.

If the number of outstanding shares of our Class A Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Class A Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Class A Common Stock issuable on exercise of each public warrant will be decreased in proportion to such decrease in outstanding shares of Class A Common Stock.

Whenever the number of shares of Class A Common Stock purchasable upon the exercise of the public warrants is adjusted, as described above, the public warrant exercise price will be adjusted by multiplying the public warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of Class A Common Stock purchasable upon the exercise of the public warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of Class A Common Stock so purchasable immediately thereafter.

In case of any reclassification or reorganization of the outstanding shares of Class A Common Stock (other than those described above or that solely affects the par value of such shares of Class A Common Stock), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding shares of Class A Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the public warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the public warrants and in lieu of the shares of our Class A Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the public warrants would have received if such holder had exercised their public warrants immediately prior to such event. However, if such holders were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets for which each public warrant will become exercisable will be deemed to be the weighted average of the kind and amount received per share by such holders in such consolidation or merger that affirmatively make such election, and if a tender, exchange or redemption offer has been made to and accepted by such holders (other than a tender, exchange or redemption offer made by the Company in connection with redemption rights held by stockholders of the Company as provided for in the Company’s Charter or as a result of the repurchase of shares of Class A Common Stock by the Company if a proposed initial business combination is presented to the Stockholders of the Company for approval) under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Class A Common Stock, the holder of a public warrant will be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a Stockholder if such public warrant holder had exercised the public warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Class A Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the closing of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in the Warrant Agreement. Additionally, if less than 70% of the consideration receivable by the holders of Class A Common Stock in such a transaction is payable in the form of Class A Common Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the public warrant properly exercises the public warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the per share consideration minus the Black-Scholes Warrant Value (as defined in the Warrant Agreement) of the public warrant in order to determine and realize the option value component of the public warrant. This formula is to compensate the public warrant holder for the loss of the option value portion of the public warrant value due to the requirement that the public warrant holder exercise the public warrant within 30 days of the event. The Black-Scholes model is an accepted pricing model for estimating fair market value where no quoted market price for an instrument is available.

The public warrants have been issued in registered form under the Warrant Agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. You should review a copy of the Warrant Agreement, which has been filed as an exhibit to our Form 10-K for the year ended December 31, 2019, for a complete description of the terms and conditions applicable to the public warrants. The Warrant Agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 65% of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants.

The public warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of public warrants being exercised. The public warrant holders do not have the rights or privileges of holders of Class A Common Stock and any voting rights until they exercise their public warrants and receive shares of Class A Common Stock. After the issuance of shares of Class A Common Stock upon exercise of the public warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

Warrants may be exercised only for a whole number of shares of Class A Common Stock. No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the public warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of shares of Class A Common Stock to be issued to the public warrant holder.

As a result, public warrant holders not purchasing an even number of public warrants must sell any odd number of public warrants in order to obtain full value from the fractional interest that will not be issued. Please refer below to the section captioned “— Warrant Amendments” for a discussion of the anticipated amendments to the terms of the public warrants pursuant to the Public Warrant Amendment.

Private Placement Warrants

Until amended as described herein under “— Warrant Amendments,” the private placement warrants (including the Class A Common Stock issuable upon exercise of the private placement warrants) will not be transferable, assignable or salable until 30 days after the completion of a business combination (except, among other limited exceptions to our officers and directors and other persons or entities affiliated with our Sponsor or any entity that, prior to the IPO, entered into an option to purchase securities from our Sponsor) and they will not be redeemable by us so long as they are held by our Sponsor or its permitted transferees. Otherwise, the private placement warrants have terms and provisions that are identical to those of the public warrants. If the private placement warrants are held by holders other than our Sponsor or its permitted transferees, the private placement warrants will be redeemable by us and exercisable by the holders on the same basis as public warrants. In addition, for as long as the private placement warrants are held by Loop Capital or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement of which this prospectus forms a part.

If holders of the private placement warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its private placement warrants for that number of shares of Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A Common Stock underlying the private placement warrants, multiplied by the difference between the exercise price of the private placement warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the Class A Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent. The reason that we have agreed that these private placement warrants will be exercisable on a cashless basis so long as they are held by our Sponsor and permitted transferees is because it is not known at this time whether they will be affiliated with us following a business combination. If they remain affiliated with us, their ability to sell our securities in the open market will be significantly limited. We expect to have policies in place that prohibit insiders from selling our securities except during specific periods of time. Even during such periods of time when insiders will be permitted to sell our securities, an insider cannot trade in our securities if he or she is in possession of material non-public information. Accordingly, unlike our Stockholders holding shares of Class A Common Stock who could exercise their public warrants and sell the shares of Class A Common Stock received upon such exercise freely in the open market in order to recoup the cost of such exercise, the insiders could be significantly restricted from selling such securities. As a result, we believe that allowing the holders to exercise such private placement warrants on a cashless basis is appropriate. Please refer below to the section captioned “— Warrant Amendments” for a discussion of the anticipated amendments to the terms of the private placement warrants pursuant to the Private Warrant Amendment.

Warrant Amendments

In connection with the Business Combination Agreement, Legacy agreed to use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding public warrants to (a) amend the Warrant Agreement to provide, among other things, that each outstanding public warrant will no longer be exercisable to purchase one-half share of Class A Common Stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead will be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the trust account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A Common Stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A Common Stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A Common Stock, and (b) to amend the Warrant Agreement to provide, among other things, that 2,912,230 private placement warrants issued pursuant to that certain Sponsor Warrants Purchase Agreement, dated as of October 24, 2017, between Legacy and Sponsor, and not owned by Sponsor, shall no longer be exercisable to purchase one-half share of Class A Common Stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the trust Account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A Common Stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A Common Stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A Common Stock.

The Warrant Amendments require the approval by holders of at least 65% of the outstanding public warrants. In connection with obtaining the requisite warrant holder consent to the Warrant Amendments, Legacy will file a consent solicitation statement with the SEC and mail the consent solicitation statement and the related consent to the public warrant holders of record as promptly as practicable, but in any event not later than (i) 10 days from the date of the Business Combination Agreement and (ii) seven business days following delivery of Onyx’s historical financials. In connection with the Warrant Amendments being sought, Legacy has entered into the Warrant Holder Support Agreements with holders of approximately 65.02% of the outstanding public warrants. Because the public warrants held by the holders who already agreed to consent to the Warrant Amendments exceeds the requisite threshold required to approve the Warrant Amendments, Legacy expects that the Warrant Amendments will be approved.

Dividends

We have not paid any cash dividends on our Common Stock to date and do not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any cash dividends subsequent to a business combination will be within the discretion of our Board at such time. In addition, our Board is not currently contemplating and does not anticipate declaring any stock dividends in the foreseeable future. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.

Certain Anti Takeover Provisions of Delaware Law and our Amended and Restated Certificate of Incorporation and Bylaws

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

•        a stockholder who owns 15% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);

•        an affiliate of an interested stockholder; or

•        an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “business combination” includes a merger or sale of more than 15% of our assets. However, the above provisions of Section 203 do not apply if:

•        our Board approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

•        after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

•        on or subsequent to the date of the transaction, the business combination is approved by our Board and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Our Charter provides that our Board is classified into two classes of directors. As a result, in most circumstances, a person can gain control of our Board only by successfully engaging in a proxy contest at two or more annual meetings.

Our authorized but unissued capital stock and preferred stock are available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved capital stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Exclusive forum for certain lawsuits

Our Charter requires, to the fullest extent permitted by law, that derivative actions brought in our name, actions against directors, officers and employees for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware and, if brought outside of Delaware, the Stockholder bringing such suit will be deemed to have consented to service of process on such Stockholder’s counsel. Although we believe this provision benefits us by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies, the provision may have the effect of discouraging lawsuits against our directors and officers.

Special meeting of stockholders

Our bylaws provide that special meetings of our Stockholders may be called only by a majority vote of our Board, by our Chief Executive Officer or by our Chairman.

Advance notice requirements for stockholder proposals and director nominations

Our bylaws provide that Stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be received by the Company secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the anniversary of the immediately preceding annual meeting of stockholders. Pursuant to Rule 14a-8 of the Securities Act, proposals seeking inclusion in our annual proxy statement must comply with the notice periods contained therein. Our bylaws also specify certain requirements as to the form and content of a stockholders’ meeting. These provisions may preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders.

Action by written consent

Subsequent to an amendment to the Charter approved by the Stockholders on September 4, 2020, any action required or permitted to be taken by our Stockholders may be effected by written consent in lieu of a meeting of stockholders. However, the Amended and Restated Charter will provide that any action required or permitted to be taken by our Stockholders must be effected by a duly called annual or special meeting of such Stockholders and may not be effected by written consent of the Stockholders other than with respect to our Class F Common Stock.

Classified Board of Directors

Our Charter provides that our board of directors is divided into two classes, Class I and Class II, with members of each class serving staggered two-year terms and that the authorized number of directors may be changed only by resolution of the Board. Subject to the terms of any preferred stock, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class. Any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office.

Our Transfer Agent and Warrant Agent

The transfer agent for our Common Stock and warrant agent for our warrants is Continental Stock Transfer & Trust Company. We have agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent, its agents and each of its stockholders, directors, officers and employees against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

Rule 144

Pursuant to Rule 144, a person who has beneficially owned restricted shares of our Common Stock or public warrants for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.

Persons who have beneficially owned restricted shares of our Common Stock or public warrants for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

•        1% of the total number of shares of Common Stock then outstanding; or

•        the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by our affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

•        the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•        the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•        the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

•        at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As of the date of this Information Statement, we had 13,622,699 shares of our combined Class A Common Stock and Class F Common Stock outstanding. Of these shares, 6,122,699 shares sold in our IPO are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act. All of the 7,500,000 shares of Class F Common Stock owned by our Sponsor are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering.

As of the date of this Information Statement, there are 47,500,000 warrants of the Company outstanding, consisting of 30,000,000 public warrants originally sold as part of the units issued in the Company’s IPO and 17,500,000 private placement warrants that were sold by the Company to our Sponsor in a private placement prior to the IPO. Each warrant is exercisable for one half of one share of our Class A Common Stock, in accordance with the terms of the Warrant Agreement governing the warrants. The public warrants are freely tradable. In addition, we would be obligated to file no later than 15 business days after the Closing a registration statement under the Securities Act covering the 15,000,000 shares of our Common Stock that may be issued upon the exercise of the public warrants, and cause such registration statement to become effective and maintain the effectiveness of such registration statement until the expiration of the warrants; however, pursuant to the proposed Warrant Amendments, at the Closing or as soon as practicable thereafter all outstanding public warrants to acquire our Class A Common Stock will be cancelled in exchange for cash and shares of Class A Common Stock, and we will no longer be obligated to file such registration statement.

We anticipate that following the Closing, we will no longer be a shell company, and so, once the conditions set forth in the exceptions listed above are satisfied, Rule 144 will become available for the resale of the above noted restricted securities.

Listing of Securities following the Business Combination

Upon the Closing, we have agreed to change our name to “PARTS iD, Inc.” and to cause our shares of Class A Common Stock to be listed on the NYSE (or such other nationally recognized stock exchange on which shares of our Class A Common Stock are then listed) and traded under the symbol “ID” (or such other available trading symbol as the Company and Onyx may mutually agree upon).

Pursuant to the proposed Warrant Amendments, at the effective time of the First Merger, each outstanding public warrant and 2,912,230 private placement warrants, which were issued to our Sponsor and are beneficially owned by certain institutional investors of our Sponsor, shall no longer be exercisable to purchase one-half share of Class A Common Stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive cash and shares of Class A Common Stock; provided, that if such beneficial owners cease to beneficially own any of such private placement warrants and the Sponsor becomes the beneficial owner of such private placement warrants, such private placement warrants shall be forfeited. The Warrant Amendments further provide that our Sponsor shall forfeit 14,587,770 private placement warrants held of record and beneficially owned by it.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our Common Stock as of September 30, 2020, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock, which, prior to Closing, is comprised of our Class A Common Stock and our Class F Common Stock;

•        each of our executive officers and directors that beneficially owns shares of our Common Stock; and

•        all our executive officers and directors as a group.

The expected beneficial ownership of shares of our Common Stock post-Closing, assuming none of our public shares are tendered in the Tender Offer, has been determined based upon the following: (i) none of our Stockholders has tendered shares of Class A Common Stock in the Tender Offer to receive cash from the trust account in exchange for their shares of Class A Common Stock; (ii) there will be an aggregate of 39,261,994 shares of our Class A Common Stock issued and outstanding at Closing (which includes: (a) 6,122,699 shares owned by our Class A Common Stockholders; (b) 4,500,000 shares owned by our Sponsor based on Sponsor’s forfeiture and surrender of 3,000,000 shares back to the Company (which shares will then be cancelled and cease to be outstanding) and in connection with the cancellation of 14,587,770 our private placement warrants, each pursuant to the Sponsor Support Agreement (as described above); (c) 26,500,000 shares issued to the Seller pursuant to the Business Combination Agreement; and (d) 2,139,295 shares issued to the holders of the public warrants pursuant to the Warrant Amendments); (iii) no shares are surrendered by the Sponsor under the terms of the Business Combination Agreement based on the gross amount of cash held by Legacy immediately prior to Closing and the extent to which Legacy’s transaction expenses exceed $16.4 million; (iv) no shares forfeited by the Sponsor are earned and issued pursuant to the Business Combination Agreement; and (v) no shares are issued under the 2020 Plan.

The expected beneficial ownership of shares of our Class A Common Stock post-Closing, assuming the maximum number of Shares of Class A Common Stock are tendered in the Tender Offer, has been determined based on the following: (i) our Stockholders (other than the Stockholders listed in the table below) have tendered 6,122,699 shares of our public shares; (ii) there will be an aggregate of 30,323,803 shares of our Common Stock issued and outstanding at Closing (which includes: (a) 2,698,803 shares issued in respect of the public warrants under the Warrant Amendment; (b) 1,125,000 shares owned by our Sponsor based on forfeiture and surrender of 6,250,000 shares back to the Company (which shares will then be cancelled and cease to be outstanding), including the forfeiture and surrender of all 3,250,000 Founder’s shares by the Sponsor under the terms of the Business Combination Agreement based on the gross amount of cash held by Legacy immediately prior to Closing and the extent to which Legacy’s transaction expenses exceed $16.4 million, and in connection with the cancellation of 14,587,770 our private placement warrants, each pursuant to the Sponsor Support Agreement (as described above); and (c) 26,500,000 shares issued to Onyx pursuant to the Business Combination Agreement); and (iii) no shares are issued under the 2020 Plan.

Unless otherwise indicated, and subject to applicable community property laws and similar laws, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants, as these warrants are not exercisable within 60 days of September 30, 2020. Unless otherwise noted below, the business address of each of the following entities or individuals is 1308 Race Street, Suite 200, Cincinnati, Ohio 45202.

In connection with the extension of the Business Combination Deadline on or around May 18, 2020, Stockholders elected to redeem 23,182,481 shares of the Company’s Class A Common Stock issued in the Company’s initial public offering. Immediately following such redemptions, 6,122,699 shares of the Company’s Class A Common Stock issued in the Company’s initial public offering remained issued and outstanding, in addition to 7,500,000 shares of issued and outstanding Class F Common Stock. The information reflected in this table is based upon information contained in filings made with the SEC by the respective Stockholders. Accordingly, to the extent such filings with the SEC by the respective Stockholders were made prior to May 18, 2020, the shares reported as beneficially owned may not accurately reflect the respective Stockholder’s beneficial ownership of our shares of Common Stock and will result in the table reflecting ownership of our shares of Common Stock in excess of 100%.

	Prior to Business Combination and Related Transactions		After Business Combination and Related Transactions
			Assuming No Redemption		Assuming Maximum Redemption
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(1)	Percent of Class Beneficially Owned(1)	Number of Shares Beneficially Owned	Percent of Class Beneficially Owned	Number of Shares Beneficially Owned(1)	Percent of Class Beneficially Owned(1)
Principal Stockholders:
Coliseum Capital Management, LLC(2) 105 Rowayton Avenue, Rowayton, CT 06853	2,769,348	20.3%	2,769,348	7.1%	2,769,348	9.1%
Basso Capital Management, LP(3) 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902	1,706,047	12.5%	1,706,047	4.3%	1,706,047	5.6%
The K2 Principal Fund, L.P.(4) 2 Bloor St West, Suite 801, Toronto, Ontario, M4W 3E2	1,520,500	11.2%	1,520,500	3.9%	1,520,500	5.0%
Park West Asset Management LLC(5) c/o Park West Asset Management LLC, 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939	2,720,000	19.9%	2,720,000	6.9%	2,720,000	9.0%
UBS O’Connor LLC One North Wacker Drive, 32nd Floor Chicago, Illinois 60606(6)	1,850,000	13.6%	1,850,000	4.7%	1,850,000	9.0%
Polar Asset Management 401 Bay Street, Suite 1900, PO Box 19 Toronto, Ontario M5H 2Y4, Canada(7)	1,880,054	13.8%	1,880,054	4.8%	1,880,054	6.1%
Magnetar Financial LLC 1603 Orrington Avenue, 13th Floor Evanston, Illinois 60201(8)	1,963,455	14.4%	1,963,455	5.0%	1,963,455	6.5%
Mizuho Financial Group, Inc. 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan(9)	2,144,700	15.7%	2,144,700	5.5%	2,144,700	7.1%
Westchester Capital Management, LLC 100 Summit Drive Valhalla, New York 10595(10)	1,886,372	13.8%	1,886,372	4.8%	1,886,372	6.2%
Glazer Capital, LLC(11) 250 West 55th Street, Suite 30A New York, New York 10019	698,574	5.1%	698,574	1.8%	698,574	2.3%
Legacy Acquisition Sponsor I LLC(12)	7,500,000	55.1%	4,500,000	11.5%	1,125,000	3.7%
Directors and Executive Officers:
Edwin J. Rigaud(12)(13)	7,500,000	55.1%	4,500,000	11.5%	1,125,000	3.7%
Darryl McCall(13)	—	—	—	—	—	—
William Finn(13)	—	—	—	—	—	—
Steven A. Davis(13)	—	—	—	—	—	—
Richard White(13)	—	—	—	—	—	—
Andrew Code(13)	—	—	—	—	—	—
Sengal Selassie(13)	—	—	—	—	—	—
All directors and executive officers as a group(11) (7 individuals)	7,500,000	55.1%	4,500,000	11.5%	1,125,000	3.7%

____________

*        Less than one percent.

(1)      This table is based on 13,622,699 shares of Class A Common Stock and Class F Common Stock outstanding at September 30, 2020, of which 6,122,699 were Class A Common Stock and 7,500,000 were Class F Common Stock. In connection with the extension of the Business Combination Deadline on or around May 18, 2020, stockholders elected to redeem 23,182,481 shares of the Company’s Class A Common Stock issued in the Company’s initial public offering. Immediately following such redemptions, 6,122,699 of the Company’s Class A Common Stock issued in the Company’s initial public offering remained issued and outstanding, in addition to 7,500,000 shares of issued and outstanding Class F Common

Stock. The information reflected in this table is based upon information contained in filings made with the SEC by the respective Stockholders. Accordingly, to the extent such filings with the SEC by the respective Stockholders were made prior to May 18, 2020, the shares reported as beneficially owned may not accurately reflect the respective Stockholder’s beneficial ownership of our shares of Common Stock and will result in the table reflecting ownership of our shares of Common Stock in excess of 100%.

(2)      Based solely on a Schedule 13G/A filed with the SEC on February 14, 2020, Coliseum Capital Management, LLC (“CCM”), Coliseum Capital, LLC (“CC”), Coliseum Capital Partners, L.P. (“CCP”), Adam Gray (“Gray”) and Christopher Shackelton (“Shackleton”) reported shared voting power and shared dispositive power with respect to 2,769,348 shares of our Class A Common Stock and no sole voting power or sole dispositive power as to any shares of Common Stock. According to this Schedule 13G/A, CCM is the investment adviser to CCP, which is an investment limited partnership; CC is the General Partner of CCP; and Gray and Shackelton are the managers of CC and CCM. According to this Schedule 13G, CCM, CC, CCP, Gray and Shackleton may be deemed to be members of a group with respect to the Common Stock owned of record by CCP and a separate account managed by CCM (the “Separate Account”). CCP is reported in the Schedule 13G/A as the record owner of 2,022,219 shares of Common Stock and the Separate Account is the record owner of 747,129 shares of Common Stock.

(3)      Based solely on a Schedule 13G filed with the SEC on February 7, 2020, Basso SPAC Fund LLC (“Basso SPAC”), Basso Management, LLC (“Basso Management”), Basso Capital Management, L.P. (“BCM”), Basso GP, LLC (“Basso GP), and Howard I. Fischer (“Fischer”) reported shared voting power and shared dispositive power as to 1,706,047 shares of our Common Stock and no sole voting power or sole dispositive power as to any shares of our Common Stock. This Schedule 13G relates to shares of our Common Stock directly beneficially owned by Basso SPAC. Basso Management is the manager of Basso SPAC. BCM serves as the investment manager of Basso SPAC. Basso GP is the general partner of BCM. Fischer is the sole portfolio manager for Basso SPAC, the Chief Executive Officer and a founding partner of BCM, and a member of each of Basso Management and Basso GP. Accordingly, each of Basso Management, BCM, Basso GP and Fischer may be deemed to indirectly beneficially own the shares of our Common Stock reported in this Schedule 13G.

(4)      Based solely on a Schedule 13G/A filed with the SEC on February 9, 2018, filed by Daniel Gosselin (“Gosselin”), Shawn Kimel Investments, Inc., an Ontario corporation (“SKI”), The K2 Principal Fund, L.P., an Ontario limited partnership (the “Fund”), K2 GenPar L.P., an Ontario limited partnership (the “GP”), K2 GenPar 2009 Inc., an Ontario corporation (“GenPar 2009”), and K2 & Associates Investment Management Inc., an Ontario corporation (“K2 & Associates”). According to this amendment to Schedule 13G, (a) Mr. Gosselin is president of each of SKI, the GP, GenPar 2009 and K2 & Associates; (b) the GP is the general partner of the Fund, and GenPar 2009 is the general partner of the GP; and (c) GenPar 2009 is a direct wholly-owned subsidiary of SKI. K2 & Associates is a direct 66.5% owned subsidiary of SKI, and is the investment manager of the Fund. The K2 Principal Fund, L.P. reported in this amendment to Schedule 13G shared voting power and shared dispositive power as to 1,520,500 shares of Class A Common Stock underlying units that are held of record by The K2 Principal Fund, L.P., and no sole voting power or dispositive power as to any shares. Each of Gosselin, SKI, the Fund, GP, GenPar2009, and K2&Associates may be deemed to be beneficial owners of the 1,520,500 shares of Class A Common Stock that are held by The K2 Principal Fund, L.P. Mr. Gosselin reported in this amendment to the Schedule 13G that he is president of each of SKI, the GP, GenPar 2009 and K2&Associates, and exercises ultimate voting and investment powers over the 1,520,500 of the Company’s units that are held of record by The K2 Principal Fund, L.P.

(5)      Based solely on a Schedule 13G/A filed with the SEC on February 14, 2020, (i) Park West Asset Management LLC (“PWAM”), a Delaware limited liability company, Park West Investors Master Fund, Limited (“PWIMF”), a Cayman Islands exempted company, and Peter S. Park (“Mr. Park”) reported that PWIMF is the holder of 2,468,948 shares of Class A Common Stock and public warrants to purchase up to 1,121,864 shares of Class A Common Stock and Par West Partners International, Limited, a Cayman Islands exempted company (“PWPI”) is the holder of 251,052 shares of Class A Common Stock and public warrants to purchase up to 113,137 shares of Class A Common Stock. According to this Schedule 13G/A, PWPI and PWIMF reported shared voting power and shared dispositive power as to the 2,720,000 shares of Class A Common Stock, which shares may be deemed to be beneficially owned (x) indirectly by PWAM, as the investment adviser to PWIMF and PWPI, and (y) indirectly by Mr. Park, as the sole member and manager of PWAM, and sole voting power and sole dispositive power as to no shares of Class A Common Stock.

(6)      Based solely on a Schedule 13G filed with the SEC on February 13, 2020, UBS O’Connor LLC, a Delaware limited liability company, reported sole voting power and sole dispositive power with respect to 1,850,000 shares of Class A Common Stock, and no shared voting power or shared dispositive power as to any shares of Class A Common Stock. UBS O’Connor LLC serves as the investment manager to (i) Nineteen77 Global Multi-Strategy Alpha Master Limited (“GLEA”) and (ii) Nineteen77 Global Merger Arbitrage Master Limited (“OGMA”). In such capacity, UBS O’Connor LLC exercises voting and investment power and is deemed to have beneficial ownership over the shares of the Common Stock held for the account of GLEA and OGMA.

(7)      Based solely on a Schedule 13G filed with the SEC on February 11, 2020, Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada reported sole voting power and sole dispositive power with respect to 1,880,054 shares of our Class A Common Stock and no shared voting power or shared dispositive power as to any shares of our Class A Common Stock. According to the Schedule 13G, Polar Asset Management Partners Inc. serves as investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) and certain managed accounts (together with PMSMF, the “Polar Vehicles”) with respect to the shares directly held by Polar Vehicles.

(8)      Based solely on a Schedule 13G filed with the SEC on February 13, 2020, Magnetar Financial LLC (“Magnetar Financial”), Magnetar Capital Partners LP (“Magnetar Capital Partners”), Supernova Management LLC (“Supernova Management”) and Alec N. Litowitz (“Mr. Litowitz”) reported shared voting power and shared dispositive power with respect to 1,963,455 shares of our Class A Common Stock and no sole voting power or sole dispositive power as to any shares of our Class A Common Stock. According to the Schedule 13G, (a) 815,477 shares are held for the account Magnetar Constellation Master Fund, Ltd; (b) 20,516 shares are held for the account of Magnetar Capital Master Fund Ltd; (c) 243,353 shares are held for the account of Magnetar Xing He Master Fund Ltd; (d) 539,885 shares are held for the account of Magnetar Constellation Fund II, Ltd; (e) 121,912 shares are held for the account of Magnetar SC Fund Ltd; and (f) 222,302 shares are held for the account of Magnetar Structured Credit Fund, LP (collectively, the “Magnetar Funds”). According to the Schedule 13G, Magnetar Financial serves as the investment advisor to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the common shares held for the Magnetar Funds’ accounts, Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial, Supernova Management is the general partner of Magnetar Capital Partners, and the manager of Supernova Management is Mr. Litowitz.

(9)      Based solely on a Schedule 13G filed with the SEC on February 14, 2020, Mizuho Financial Group, Inc. reported sole voting power and sole dispositive power with respect to 2,144,700 shares of our Class A Common Stock and no shared voting power or shared dispositive power as to any shares of our Class A Common Stock. According to the Schedule 13-G, Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of the shares directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary.

(10)    Based solely on a Schedule 13G filed with the SEC on February 14, 2020, Westchester Capital Management, LLC (“WCM”) reported sole voting power and sole dispositive power with respect to 1,886,372 shares of our Class A Common Stock and no shared voting power or shared dispositive power with respect to any shares of our Class A Common Stock. Additionally, Westchester Capital Partners, LLC (“WCP”) reported sole voting power and sole dispositive power of 80,000 shares of our Class A Common Stock and no shared voting power or shared dispositive power with respect to any shares of our Class A Common Stock. This accounts for .3% of the Class A Common Stock currently issued and outstanding. WCM, a registered investment adviser, serves as (a) investment advisor to each of The Merger Fund (“MF”), the Merger Fund VL (“MFVL”), WCM Alternatives: Credit Event Fund (“CEF”), WCM Alternatives: Event-Driven Fund (“EDF”) and (b) sub-advisor to JNL/Westchester Capital Event Driven Fund (JNA2) (“JNL”). WCP, a registered investment adviser, serves as investment advisor to WCM Master Trust (“Master Trust”, together with MF, MFVL, CEF, EDF and JNL, the “Funds”). The Funds directly hold Common Stock for the benefit of the investors in those Funds. Mr. Roy Behren and Mr. Michael T. Shannon each serve as Co-Presidents of WCM and Co-Managers and members of WCP. Messrs. Behren and Shannon are indirect principal owners of WCM and WCP and may control WCM and WCP. WCM and WCP may be deemed to constitute a “group” for purposes of Section 13(g)(3) of the Exchange Act. WCM may be deemed to beneficially own shares of Common Stock held by MF, MFVL, CEF, EDF and JNL. WCP may be deemed to beneficially own shares of Common Stock held by the Master Trust.

(11)    Based solely on a Form 4 filed with the SEC on September 23, 2020, Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”), reported indirect beneficial ownership with Paul J. Glazer with respect to 698,574 shares of our Class A Common Stock and no sole voting power or sole dispositive power with respect to any shares of our Class A Common Stock.

(12)    Based on a Schedule 13G/A filed with the SEC on February 13, 2020 by Legacy Acquisition Sponsor I LLC and Edwin J. Rigaud. Represents shares held by our Sponsor. The shares held by our Sponsor are beneficially owned by Edwin J. Rigaud, our Chairman and Chief Executive Officer and the managing member of our Sponsor, who has sole voting and dispositive power over the shares held by our Sponsor. Each of our officers and directors is a member of our Sponsor.

(13)    Interests shown consist solely of Founder Shares, classified as shares of Class F Common Stock. Such shares will automatically convert into shares of Class A Common Stock at the Closing on a one for one basis, subject to adjustment.

Immediately after our IPO, our Sponsor beneficially owned 20.0% of the then issued and outstanding shares of our Common Stock.

Our Sponsor purchased an aggregate of 17,500,000 private placement warrants at a price of $0.50 per warrant in a private placement that occurred simultaneously with the closing of our initial public offering. Each private placement warrant entitles the holder to purchase one half of one share of our Class A Common Stock at $5.75 per half share. The purchase price of the private placement warrants were added to the proceeds from our initial public offering to be held in the trust account pending our completion of the business combination. If we do not complete our business combination by November 20, 2020, the private placement warrants will expire worthless. The private placement warrants are subject to the transfer restrictions described below. The private placement warrants will not be redeemable by us so long as they are held by our Sponsor or its permitted transferees. If the private placement warrants are held by holders other than our Sponsor or its permitted transferees, the private placement warrants will be redeemable by us and exercisable by the holders on the same basis as the public warrants included in the units sold in our initial public offering. Otherwise, the private placement warrants have terms and provisions that are identical to those of the public warrants that were sold as part of the units in our initial public offering (except that the private placement warrants beneficially held by Loop Capital Markets LLC or its designees or affiliates may not be exercised after five years from the effective date of the registration statement for our initial public offering). However, the Warrant Amendments provide, among other things, that 2,912,230 private placement warrants issued pursuant to that certain Sponsor Warrants Purchase Agreement, dated as of October 24, 2017, between Legacy and Sponsor, and not owned by Sponsor, shall no longer be exercisable to purchase one-half share of Class A Common Stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the trust account, plus the aggregate gross proceeds received by the Company pursuant to any private offering, (A) is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A Common Stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A Common Stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A Common Stock; provided, that if such beneficial owners cease to beneficially own any of such private placement warrants and the Sponsor becomes the beneficial owner of such private placement warrants, such private placement warrants shall be forfeited. The Warrant Amendments further provide that our Sponsor shall forfeit 14,587,770 private placement warrants held of record and beneficially owned by it.

Our Sponsor and our executive officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions of Legacy Acquisition Corp.

In October 2016, our Sponsor purchased 5,750,000 shares of Class F Common Stock for an aggregate purchase price of $25,000, or approximately $0.00333 per share. On September 18, 2017, we effectuated a 1.5-for-1 stock split in the form of a dividend, resulting in 8,625,000 shares of Class F Common Stock outstanding and held by our Sponsor (up to 1,125,000 of which are subject to forfeiture).

Pursuant to the warrant purchase agreement with our Sponsor, effective as of October 24, 2017, we granted our Sponsor a right of first refusal, in whole or in part, with respect to the sale of any equity with preference senior to any terms of the Class A Common Stock, or debt financing, whether senior or subordinated (other than senior debt provided by a traditional lending institution (e.g., Bank of America), containing no equity component or kicker, and up-front fee or original issue discount of not more than 2%, a term of not less than 5 years, and an “all in” interest rate of not greater than 7.5% (including any LIBOR component or floor)), and whether or not secured, in each case in connection with the financing of a business combination (excluding any issuance and sale of additional Class A Common Stock, an “Acquisition Financing”). Certain members of our Sponsor have the right, but not the obligation, to provide some or all of the Acquisition Financing on substantially the same terms and conditions as offered by a third party.

Certain members of our Sponsor, each an institutional entity unaffiliated with our management team, purchased units in our initial public offering. Each such investor’s ownership interests in our Sponsor is subject to reduction in the event that such investor does not own the number of shares of Class A Common Stock equal to the number of shares underlying the units for which such investor purchased following the closing of a business combination. There can be no assurance what amount of equity such entities will retain, if any, upon the closing of a business combination.

In addition, an additional institutional investor unaffiliated with our management team or Sponsor entered into an agreement with our Sponsor pursuant to which such investor has the option to purchase up to 600,000 Founder Shares and 1,400,700 private placement warrants from our Sponsor, at the cost paid by the Sponsor, at any time beginning on the date of the closing of a business combination and terminating the date thereafter. Such investor purchased units in our initial public offering. The number of Founder Shares and private placement warrants that such investor may purchase pursuant to its option will be reduced in the event that such investor does not own the number of shares of Class A Common Stock equal to the number of shares underlying the units for which such investor purchased at the time that the investor exercises its option. There can be no assurance as to what amount of equity such investor will retain, if any, upon the closing of a business combination.

If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Our executive officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

We entered into an Administrative Services Agreement on November 16, 2017 pursuant to which we are obligated to pay our Sponsor a total of $10,000 per month for office space, utilities, secretarial support and other administrative and consulting services. None of the $10,000 per month payment will be received by our officers or directors or their affiliates. Upon completion of a business combination or our liquidation, we will cease paying these monthly fees.

We may pay our executive officers, directors, members of our Advisory Council or other members of our Sponsor for consulting related services, such as due diligence, in connection with the investigation of potential target companies with which we are in discussion.

Our Sponsor, executive officers and directors, or any of their respective affiliates, have been and will be reimbursed for any out of pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, including in respect of the Business Combination. Our audit committee regularly reviews information on payments made to our officers and directors and a summary of cash disbursements made to our Sponsor, officers, directors or our or their affiliates and are provided opportunity to request detail regarding such expenses. There is no cap or ceiling on the reimbursement of out of pocket expenses incurred by such persons in connection with activities on our behalf.

Prior to the closing of our initial public offering, our Sponsor loaned us approximately $574,000 to be used for a portion of the expenses of our initial public offering and for consulting services provided by third parties to the Sponsor related to our initial public offering. These loans were non-interest bearing, unsecured and were due at the earlier of December 31, 2017 or the closing of our initial public offering. Upon the closing of our initial public offering, on November 21, 2017, $100,000 of the loans was repaid and the remaining approximately $474,000 was converted into private placement warrants as a part of the $8,750,000 paid by the Sponsor for the private placement warrants.

In addition, in order to finance transaction costs in connection with the Business Combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete the Business Combination, we would repay such loaned amounts. In the event that the Business Combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post-business combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants issued to our Sponsor, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After the Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from PARTS iD, Inc.; although, other than Messrs. Rigaud, McCall and White, whom we expect to remain with post-Closing PARTS iD, Inc. as directors, we do not expect any members of our management team to remain with the post-Closing PARTS iD, Inc. if the Business Combination closes. For a discussion of any applicable executive compensation arrangements after the Closing, please see the section entitled “Management After the Business Combination.”

Related Party Policy

Prior to the closing of our initial public offering, we adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In addition, our audit committee, pursuant to a written charter that we adopted prior to the closing of our initial public offering, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

We are not prohibited from pursuing a business combination with a company that is affiliated with our Sponsor, officers or directors. In the event we seek to complete the business combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm which is a member of FINRA, or from an independent accounting firm, that such business combination is fair to our Company from a financial point of view.

PRICE RANGE OF SECURITIES AND DIVIDEND INFORMATION

Legacy Acquisition Corp.

(a)    Price Range of Securities

Legacy’s units began trading on the NYSE under the symbol “LGC.U” on November 17, 2017. On November 27, 2017, Legacy announced that holders of its units could elect to separately trade the Class A Common Stock and public warrants included in the units. On November 30, 2017, Legacy’s Class A Common Stock and public warrants began trading on the NYSE under the symbols “LGC” and “LGC WS,” respectively. Each unit consists of one share of Class A Common Stock and one public warrant. Each public warrant entitles the holder thereof to purchase one-half of one share of Class A Common Stock at a price of $5.75 per half share ($11.50 per whole share), subject to adjustment as described in our final prospectus dated November 16, 2017 which was filed with the SEC on November 17, 2017. Please refer to “Note 4. Public Offering” in Legacy’s Notes to the Condensed Financial Statements (unaudited) for the nine months ended September 30, 2019 for additional information.

The following table sets forth, for the calendar quarter indicated, the high and low sales prices per unit as reported on the NYSE for the periods indicated for our Class A Common Stock, units and public warrants.

The closing price of Legacy’s units, Class A Common Stock, and public warrants on September 18, 2020, the last trading day before announcement of the execution of the Business Combination Agreement, was $10.83, $10.48 and $0.38, respectively. As of October [•], 2020, the last trading date prior to the finalization of this Information Statement for Legacy’s units, and October [•], 2020, the last trading date prior to the finalization of this Information Statement for Class A Common Stock and public warrants, the most recent closing price for each unit, share of Class A Common Stock and public warrants, was $[•], $[•], and $[•], respectively.

	Units (LGC.U)		Class A common stock (LGC)		Warrants (LGC WS)
	High	Low	High	Low	High	Low
Year ending December 31, 2020:
Quarter ended March 31, 2020
Quarter ended June 30, 2020
Year ended December 31, 2019:
Quarter ended March 31, 2019	$10.30	$10.04	$10.04	$9.78	$0.34	$0.23
Quarter ended June 30, 2019	$10.55	$10.27	$10.15	$9.95	$0.35	$0.22
Quarter ended September 30, 2019	$10.75	$10.34	$10.21	$10.10	$0.5599	$0.35
Quarter ended December 31, 2019	$10.85	$10.37	$10.38	$10.18	$0.60	$0.30
Year ended December 31, 2018:
Quarter ended September 30, 2018	$10.19	$9.98	$9.73	$9.54	$0.56	$0.412
Quarter ended December 31, 2018	$10.20	$10.05	$9.88	$9.53	$0.482	$0.327

(b)    Holders

At September 30, 2020, there was one holder of record of Legacy’s units, one holder of record of Legacy’s separately traded Class A Common Stock, and two holders of record of Legacy’s separately traded public warrants.

(c)     Dividends

Legacy has not paid any cash dividends on its Class A Common Stock to date and does not intend to pay cash dividends prior to the completion of the Business Combination. The payment of cash dividends in the future will be dependent upon PARTS iD, Inc.’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any cash dividends subsequent to the Business Combination will be within the discretion of our Board. In addition, our Board is not currently contemplating and does not anticipate declaring any stock dividends in the foreseeable future.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The financial statements of Legacy as of December 31, 2019, 2018 and 2017 and for each year in the periods ended December 31, 2019, 2018 and 2017 have been included herein in reliance upon the report of WithumSmith+Brown, PC, independent registered public accounting firm, (which contains an explanatory paragraph relating to substantial doubt about the ability of Legacy to continue as a going concern as described in Note 1 to the financial statements) appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Onyx as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018 and 2017 included in the Information Statement, have been included herein in reliance upon the report of UHY LLP, independent registered public accounting firm, appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

APPRAISAL RIGHTS

Appraisal rights are not available to our Stockholders in connection with the Business Combination.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Information Statement to any household at which two or more Stockholders reside if we believe the Stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if Stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the Stockholders should follow the instructions described below. Similarly, if an address is shared with another Stockholder and together both of the Stockholders would like to receive only a single set of our disclosure documents, the Stockholders should follow these instructions:

•        If the shares are registered in the name of the Stockholder, the Stockholder should contact us at our offices at Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202 or by telephone at (513) 618-7161, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the Stockholder should contact the bank, broker or other nominee directly.

INFORMATION INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement, except for any information superseded by information in this Information Statement or incorporated by reference subsequent to the date of this Information Statement. This Information Statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this Information Statement.

The following filings with the SEC are incorporated by reference:

•        Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019;

•        Our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2020 and June 30, 2020; and

•        Current Reports on Form 8-K (and any amendments thereto) filed with the SEC on January 22, 2020, February 21, 2020, March 13, 2020, March 20, 2020, March 31, 2020, April 21, 2020, April 23, 2020, May 6, 2020, May 19, 2020, May 19, 2020, July 22, 2020, September 4, 2020, September 21, 2020, September 22, 2020 and October 5, 2020.

We also incorporate by reference into this Information Statement additional documents that we may file with the SEC between the date of this Information Statement and the earlier of the date of the consummation of the Business Combination or the termination of the Business Combination Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K. The information provided on our website is not part of this Information Statement, and therefore is not incorporated by reference herein.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this Information Statement.

The Company undertakes to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. You may obtain documents incorporated by reference by requesting them in writing to Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: William Finn.

FUTURE STOCKHOLDER PROPOSALS

Stockholders who intend to have a proposal, including nominations of persons for election as directors, considered for inclusion in the Company’s proxy materials for the Company’s 2020 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing to the Company’s Secretary at the Company’s principal executive offices and otherwise comply with the requirements of the SEC for stockholder proposals.

Stockholders who intend to bring a proposal before the next annual meeting, or to nominate persons for election as directors, in accordance with the advance notice provisions of the Company’s amended and restated bylaws, must give timely written notice to the Company of such proposal or nomination. Stockholders should direct any proposals or nominations to the Company’s Secretary at the Company’s principal executive offices. For a proposal to be included in our proxy statement and proxy card for our 2020 Annual Meeting of Stockholders, such proposal must be received by us in writing no later than July 24, 2020. Additionally, if our 2020 Annual Meeting of Stockholders is held on December 31, 2020, any stockholder proposal or director nomination for our 2020 Annual Meeting of Stockholders that is not intended for inclusion in our proxy statement and proxy card in respect of such meeting must be received by the Secretary at the Company’s principal executive offices not earlier than the opening of business on September 2, 2020, and not later than the close of business on October 2, 2020. The inclusion of any stockholder proposal in the proxy materials for the 2020 Annual Meeting will be subject to the applicable rules of the SEC and the Company’s amended and restated bylaws.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Legacy’s SEC filings, including this Information Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Information Statement or if you have questions about the Business Combination, you should contact Legacy at the following address and telephone number:

Legacy Acquisition Corp.
1308 Race Street, Suite 200
Cincinnati, Ohio 45202
(513) 618-7161
Attention: William C. Finn

If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this Information Statement relating to Legacy has been supplied by Legacy, and all such information relating to Onyx has been supplied by Onyx. Information provided by either Legacy or Onyx does not constitute any representation, estimate or projection of any other party.

This document is an Information Statement of Legacy describing the Business Combination. We have not authorized anyone to give any information or make any representation about the Business Combination, Legacy or Onyx that is different from, or in addition to, that contained in this Information Statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this Information Statement speaks only as of the date of this Information Statement, unless the information specifically indicates that another date applies.

INDEX TO FINANCIAL INFORMATION

LEGACY ACQUISITION CORP.

ONYX ENTERPRISES INT’L, CORP.

LEGACY ACQUISITION CORP.

CONDENSED BALANCE SHEETS

	June 30, 2020		December 31, 2019
	(unaudited	)
ASSETS
Current assets –
Cash	$563,000		$568,000
Prepaid expenses and other assets	58,000		26,000
Total current assets	621,000		594,000

Non-current assets –
Cash and investments held in Trust Account	63,978,000		302,529,000
Total assets	$64,599,000		$303,123,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities –
Accounts payable	$993,000		$358,000
Accrued expenses	2,697,000		1,859,000
Accrued franchise and income taxes	—		8,000
Notes payable	5,575,000		1,958,000
Total current liabilities	9,265,000		4,183,000

Other liabilities –
Deferred underwriting compensation	10,500,000		10,500,000
Total liabilities	19,765,000		14,683,000

Common stock subject to possible redemption; 3,983,497 and 28,344,013 shares, respectively, at June 30, 2020 and December 31, 2019 (at approximately $10.00 per share)	39,834,000		283,440,000

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized, none issued or outstanding	—		—
Class A Common stock, $0.0001 par value, 100,000,000 authorized, shares, 30,000,000 shares issued, (23,877,301 shares of which have been redeemed) at June 30, 2020 and December 31, 2019, 2,139,202 and 961,167 shares, outstanding (excluding 3,983,497 and 28,344,013 shares, respectively, subject to possible redemption at June 30, 2020 and December 31, 2019)	—		—
Class F Common stock, $0.0001 par value, 10,000,000 authorized shares, 7,500,000 shares issued and outstanding	1,000		1,000
Additional paid-in-capital	2,029,000		847,000
Retained earnings	2,970,000		4,152,000
Total stockholders’ equity	5,000,000		5,000,000
Total liabilities and stockholders’ equity	$64,599,000		$303,123,000

See accompanying notes to condensed financial statements

LEGACY ACQUISITION CORP.

CONDENSED STATEMENTS OF OPERATIONS

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Revenues	$—	$—	$—	$—
General and administrative expenses	1,531,000	1,094,000	1,973,000	1,356,000
Loss from operations	(1,531,000)	(1,094,000)	(1,973,000)	(1,356,000)
Interest income on Trust Account	105,000	1,805,000	1,041,000	3,566,000
Interest expense on Notes payable	(28,000)	—	(52,000)	—
(Loss) income before income taxes	(1,454,000)	711,000	(984,000)	2,210,000
Provision for income taxes	(12,000)	(370,000)	(198,000)	(730,000)
Net (loss) income	$(1,466,000)	$341,000	$(1,182,000)	$1,480,000
Two Class Method for Per Share Information:
Weighted average class A common shares outstanding – basic and diluted	6,123,000	30,000,000	6,123,000	30,000,000
Net income (loss) per class A common share – basic and diluted	$(0.01)	$0.05	$0.12	$0.09
Weighted average class F common shares outstanding – basic and diluted	7,500,000	7,500,000	7,500,000	7,500,000
Net (loss) per class F common share – basic and diluted	$(0.20)	$(0.14)	$(0.26)	$(0.17)

See accompanying notes to condensed financial statements

LEGACY ACQUISITION CORP.

CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

For the three and six months ended June 30, 2020 and 2019
(unaudited)

	Common Stock				Additional Paid-in Capital
	Class A Shares	Amount	Class F Shares	Amount		Retained Earnings	Stockholders’ Equity
Three and six months ended June 30, 2020:
Balances, December 31, 2019 (audited)	961,167	—	7,500,000	$1,000	$847,000	$4,152,000	$5,000,000
Change in Class A common stock subject to possible redemption	(28,409)	—	—	—	(284,000)	—	(284,000)
Net income, three months ended March 31, 2020	—	—	—	—	—	284,000	284,000
Balances, March 31, 2020 (unaudited)	932,758	$—	7,500,000	$1,000	$563,000	$4,436,000	$5,000,000
Net loss, three months ended June 30, 2020	—	—	—	—	—	(1,466,000)	(1,466,000)
Shares redeemed at $10.46 per share in May 2020 (Notes 1 & 6)	(23,182,481)	—	—	—	(242,423,000)	—	(242,423,000)
Change in Class A common stock subject to possible redemption	24,388,925	—	—	—	243,889,000		243,889,000
Balances, June 30, 2020 (unaudited)	2,139,202	$—	7,500,000	$1,000	$2,029,000	$2,970,000	$5,000,000

See accompanying notes to condensed financial statements

LEGACY ACQUISITION CORP.

CONDENSED STATEMENTS OF CASH FLOWS

(unaudited)

	Six months ended June 30,
	2020	2019
Net income	$(1,182,000)	$1,480,000
Adjustments to reconcile net income to net cash used in operating activities:
Interest income earned on Trust Account	(1,041,000)	(3,566,000)
Changes in operating assets and liabilities:
Increase in accounts payable and accrued expenses	1,473,000	618,000
Decrease in accrued franchise and income taxes	(8,000)	(205,000)
Increase in prepaid expenses, rounding and other	(32,000)	(32,000)
Net cash used in operating activities	(790,000)	(1,705,000)

Cash flows from investing activities –
Redemptions of Class A common stock	242,423,000
Deposit a portion of Note Payable in Trust Account	(3,517,000)	—
Withdrawal from Trust Account for taxes and working capital	685,000	1,910,000
Net cash provided by investing activities	239,591,000	1,910,000

Cash flows from financing activities –
Withdrawal from Trust Account for redemption of Class A common stock	(242,423,000)	—
Proceeds from Notes payable	3,617,000	—
Net cash used in financing activities	(238,806,000)	—

Net (decrease) increase in cash	(5,000)	205,000
Cash at beginning of period	568,000	1,180,000
Cash at end of period	$563,000	$1,385,000

Supplemental disclosure of non-cash financing activities:
Cash paid for income taxes	$190,000	$812,000
Change in value of common stock subject to possible redemption	$244,000	$1,480,000

See accompanying notes to condensed financial statements

LEGACY ACQUISITION CORP.
Notes to Condensed Financial Statements

(unaudited)

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General:

Legacy Acquisition Corp. (the “Company”) was incorporated in Delaware on March 15, 2016. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the “Securities Act,” as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

At June 30, 2020, the Company had not commenced any operations. All activity for the period from March 15, 2016 (inception) through June 30, 2020 relates to the Company’s formation and the initial public offering (“Public Offering”) described below, and subsequent to the Public Offering, searching for a potential Business Combination. The Company will not generate any operating revenues until after completion of the initial Business Combination, at the earliest, if at all. The Company generates non-operating income in the form of interest income from the proceeds derived from the Public Offering.

Sponsor and Financing:

The Company’s sponsor is Legacy Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”). The registration statement for the Company’s Public Offering (as described in Note 4) was declared effective by the United States Securities and Exchange Commission (the “SEC”) on November 16, 2017. The Company intends to finance a Business Combination with the net proceeds from a $300,000,000 Public Offering (Note 4) and a $8,750,000 private placement (Note 5). Upon the closing of the Public Offering and the private placement, $300,000,000 was held in the Trust Account with Continental Stock Transfer and Trust Company (the “Trustee”) acting as the trustee (the “Trust Account”) (as discussed below). See Note 6 below regarding an aggregate of approximately $249,531,000 of shareholder redemptions including approximately $242,423,000 of shareholder redemptions (23,182,481 shares) paid from the Trust Account in May 2020, and approximately $7,108,000 of shareholder redemptions (694,820 shares) paid from the Trust Account in October 2019, in connection with the Extension Amendments, defined below, that extends the date to complete a Business Combination as described therein.

The Trust Account:

Funds from the Public Offering have been placed in the Trust Account. The Trust Account will be invested only in U.S. government treasury bills with a maturity of one hundred and eighty five (185) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective Business Combinations and continuing general and administrative expenses.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes and up to $750,000 per year for working capital purposes, if any, none of the funds held in Trust may be released until the earlier of: (i) the completion of the initial Business Combination; or (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance and timing or the Company’s obligation to redeem 100% of its public shares if the Company does not complete its initial Business Combination by the Extended Date (as defined in Note 2) or (iii) the redemption of 100% of the shares of Class A common stock included in the Units sold in the Public Offering if the Company is unable to complete a Business Combination by the Extended Date (subject to the requirements of law). See Note 2 below regarding the Extension Amendments that extend the date to complete a Business Combination and certain shareholder redemptions paid from the Trust Account as described therein. The Company may continue to withdraw from the Trust Account amounts necessary for taxes, and for working capital of up to $750,000 annually (on a pro rata basis), during the period of the Extension Amendment discussed in Note 2.

LEGACY ACQUISITION CORP.
Notes to Condensed Financial Statements
(unaudited)

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

Business Combination:

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business. As used herein, “Target Business” means one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of the signing of a definitive agreement in connection with the Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination before its termination date set forth in its charter that are further discussed in Note 2 below, if at all.

The Company, after signing a definitive agreement for an initial Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which public stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable and up to $750,000 per year which may be, and has been, released for working capital purposes, or (ii) provide public stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest but less taxes payable and up to $750,000 per year which may have been released for working capital. The decision as to whether the Company will seek stockholder approval of the initial Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval unless a vote is required by New York Stock Exchange (“NYSE”) rules. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares of Class A common stock in an amount that would cause its net tangible assets to be less than $5,000,001 upon consummation of the Business Combination. In such case, the Company would not proceed with the redemption of its public shares of Class A common stock and the related Business Combination, and instead may search for an alternate Business Combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with a Business Combination, a public stockholder will have the right to redeem its Class A common stock for an amount in cash equal to such stockholder’s pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable and up to $750,000 per year which may have been released to the Company to fund working capital requirements. As a result, such shares of Class A common stock are recorded at redemption amount and classified as temporary equity in the accompanying balance sheet, in accordance with FASB ASC 480, “Distinguishing Liabilities from Equity.”

The Company had 24 months from the closing date of the Public Offering to complete its initial Business Combination. However, as discussed further in Note 2 below, on October 22, 2019, the shareholders of the Company approved the extension of time to complete the Business Combination from November 21, 2019 to December 21, 2019 and thereafter at the Company’s option or upon the Sellers request up to five times initially to January 21, 2020 and thereafter by up to four additional 30-day periods ending on May 20, 2020. The Company has currently exercised all five extension options, (i) from December 21, 2019 to January 21, 2020, (ii) from January 21, 2020 to February 20, 2020, (iii) from February 20, 2020 to March 21, 2020, (iv) from March 21, 2020 to April 20, 2020 and (v) from April 20, 2020 to May 20, 2020. On April 21, 2020, the Company filed a definitive proxy on Schedule 14A related to a further extension of the deadline to consummate a Business Combination to November 20, 2020 (the “Second Extension”). Thereafter, on May 18, 2020, the shareholders of the Company approved an extension of time to complete the Business Combination from May 20, 2020 to November 20, 2020 (the “Extended Date”). If the Company does not complete a Business Combination by the Extended Date, it shall (i) cease all operations except for the purposes of

LEGACY ACQUISITION CORP.
Notes to Condensed Financial Statements
(unaudited)

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares of Class A common stock for a per share pro rata portion of the Trust Account, including interest, but less taxes payable and up to $750,000 per year which may be, and has been, released for working capital (less up to $50,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The Sponsor has entered into a letter agreement with the Company, pursuant to which it has waived its right to participate in any redemption with respect to its initial shares; however, if the Sponsor or any of the Company’s officers, directors or affiliates acquire shares of Class A common stock after the Public Offering, they will be entitled to a pro rata share of the Trust Account, with respect to such public shares, upon the Company’s redemption or liquidation in the event the Company does not complete a Business Combination within the required time period.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Public Offering.

Going Concern

In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern”, management has determined that the working capital deficit and the mandatory liquidation and subsequent dissolution, raises substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after November 20, 2020.

NOTE 2 — SHARE EXCHANGE AGREEMENT FOR BUSINESS COMBINATION AND EXTENSION AMENDMENTS

On December 2, 2019, the Company entered into an Amended and Restated Share Exchange Agreement, as amended by that First Amendment to the Amended and Restated Share Exchange Agreement, dated March 13, 2020 (the “Share Exchange Agreement”), that amends and restates the Share Exchange Agreement dated as of August 23, 2019, as amended by that First Amendment to Share Exchange Agreement dated as of September 27, 2019, with Blue Valor Limited (“Blue Valor” or the “Seller”), a company incorporated in Hong Kong and an indirect, wholly owned subsidiary of Blue Focus Intelligent Communications Group (“BlueFocus”).

Subsequent to June 30, 2020, on July 20, 2020, the Company terminated the Share Exchange Agreement pursuant to Section 10.1(f) therein, which allowed either party to terminate the agreement if the business combination contemplated therein was not consummated by May 20, 2020. The termination was in response to the increasing impact on the global advertising sector, and global markets broadly, resulting from the COVID-19 pandemic, which has negatively affected market valuations. Under the terms of the Share Exchange Agreement, Legacy would have purchased all of the issued and outstanding shares of a wholly owned holding company of Blue Valor, which held an advertising & marketing services group, which we refer to as the “Blue Impact business.” Legacy is proceeding to evaluate alternative Business Combinations. No termination penalty was incurred or became payable by Legacy in connection with the termination of the Share Exchange Agreement.

Pursuant to their respective terms, each of (i) the Sponsor Support Agreement, dated March 13, 2020, by and among the Sponsor, Legacy and Blue Valor, (ii) the Waiver Agreement, dated March 13, 2020, by and between the Sponsor and Legacy, and (iii) the Warrant Holder Support Agreements, dated March 13, 2020, by and between Legacy and the holders of approximately 19,765,000 (or approximately 65.9%) of Legacy’s public warrants, terminated concurrently with the termination of the Share Exchange Agreement. Additionally, the Warrant Amendments, as described more fully in Note 4 below, will not take effect and there will be no redemption rights or liquidating distribution with respect to Legacy’s warrants. The warrants will expire worthless if Legacy does not complete an alternative Business Combination.

LEGACY ACQUISITION CORP.
Notes to Condensed Financial Statements
(unaudited)

NOTE 2 — SHARE EXCHANGE AGREEMENT FOR BUSINESS COMBINATION AND EXTENSION AMENDMENTS (cont.)

The Company’s Charter and final IPO prospectus dated November 16, 2017, (which was filed with the SEC on November 17, 2017) provided that the Company had until November 21, 2019 to complete a Business Combination. In order to provide the Company additional time to complete the Business Combination with the Blue Impact business, on October 22, 2019, the Company’s shareholders approved an Extension Amendment (the “Extension Amendment”) in order to extend the deadline to complete a Business Combination from November 21, 2019 to December 21, 2019 and thereafter at the Company’s option or upon the Sellers request up to five times, initially to January 21, 2020, and thereafter by up to four additional 30-day periods ending on May 20, 2020 (the “Initial Extended Date”). On April 21, 2020, the Company filed a definitive proxy on Schedule 14A related to the Second Extension. Thereafter, on May 18, 2020, the shareholders of the Company approved an extension of time to complete the Business Combination from May 20, 2020 to November 20, 2020 (the “Extended Date”). As such, the deadline to consummate a Business Combination is currently extended to November 20, 2020. While the purpose of the Extension Amendments were initially to allow the Company more time to complete the proposed Business Combination with the Blue Impact business, the Company may use the Extension to complete an alternative Business Combination. The Company may continue to withdraw from the Trust Account amounts necessary for taxes, and for working capital of up to $750,000 annually (on a pro rata basis), until the Extended Date.

On October 23, 2019, the Company issued a note (the “Seller Note”) for the aggregate principal amount of approximately $979,000, to the Seller (including $100,000 provided to the Company for working capital). Borrowings under the Seller Note will bear interest at a rate equal to the 1-month USD LIBOR interest rate, plus 1.5%. The Seller Note was issued in connection with the approval by the Company’s stockholders of the Extension Amendment. In connection with the Extension Amendment, stockholders elected to redeem 694,820 shares of the Company’s Class A common stock, par value $0.0001 per share, issued in the Company’s initial public offering (the “public shares”), and 29,305,180 public shares remained issued and outstanding at that time following such redemptions. Accordingly, consistent with the Company’s proxy materials relating to the special meeting, on or about October 23, 2019, the Company made a cash contribution to the Trust Account in an amount equal to $0.03 for each public share that was not redeemed in connection with the stockholder approval of the Extension Amendment for the initial extension through December 21, 2019, which equaled an aggregate amount of approximately $979,000 (including $100,000 provided to Company for costs and expenses). On December 17, 2019, in connection with the Company’s extension of the date by which the Company has to consummate a Business Combination from December 21, 2019, to January 21, 2020, the Company issued an amended and restated note (the “Amended Seller Note”) to the Seller that amended and restated the Seller Note and received the second Seller Loan from the Seller. Borrowings under the Amended Seller Note will continue to bear interest at a rate equal to the 1 month USD LIBOR interest rate, plus 1.5% accruing from the date of the applicable borrowings. Subsequent to December 31, 2019, the Company extended the date by which it had to consummate a Business Combination from January 21, 2020 to February 20, 2020, from February 20, 2020 to March 21, 2020, from March 21, 2020 to April 20, 2020 and from April 20, 2020 to May 20, 2020. In connection with each of the first three extensions, the Seller loaned $979,155.40 to the Company under the Amended Seller Note. Additionally, in connection with the remaining extensions, the Seller loaned $879,155.40 for each extension. As a result, Seller loaned to the Company a total of $5,574,932.40 at June 30, 2020 (six loans), of which a total of $1,958,310.80 was loaned at December 31, 2019 (two loans).

Under the terms of the Share Exchange Agreement, the Seller agreed to loan (each, a “Seller Loan”) to Legacy the amount of the contributions to be made by Legacy in connection with the initial extension through December 21, 2019, and for each period of the Extension thereafter; provided, however, that the Seller is not required to make any loan to Legacy with respect to any Extension for the purpose of consummating an initial Business Combination other than the Business Combination with the Blue Impact business. In addition, the Seller agreed that the Seller Loans may include additional amounts to cover certain costs and expenses that Legacy will reasonably incur in connection with the continuation of operations until the earlier of the consummation of the Business Combination with the Blue Impact business or the Initial Extended Date and the total of all such costs and expenses shall not exceed a total of $300,000 in the aggregate for all Extensions through the Initial Extended Date. No Seller Loan may exceed $1,000,000 in the aggregate (including loans to fund costs and expenses). The Seller Loans made on or about October 23, 2019,

LEGACY ACQUISITION CORP.
Notes to Condensed Financial Statements
(unaudited)

NOTE 2 — SHARE EXCHANGE AGREEMENT FOR BUSINESS COMBINATION AND EXTENSION AMENDMENTS (cont.)

December 21, 2019 and January 21, 2020, each in the principal amount of approximately $979,000 under the Amended Seller Note reflects a loan to fund the Company’s Contributions to the Trust Account of approximately $879,000 plus $100,000 to fund the costs and expenses that the Company reasonably expects incur in connection with the continuation of operations until the earlier of the consummation of the Business Combination or the Initial Extended Date. As of June 30, 2020, Legacy had borrowed in respect of its costs and expenses a total of $300,000 in the aggregate.

The Seller Loans will be forgiven by the Seller if the closing of a Business Combination does not occur and the Trust Account liquidates, except to the extent of any funds that are available to the Company (i) after such liquidation in accordance with the trust agreement, or (ii) from any other source. The amount of the Seller Loans will be repayable by the Company to the Seller upon consummation of a Business Combination.

When the Company elected and/or the Seller requested that the Company extend the date by which the Company has to consummate the Business Combination with the Blue Impact business, the Company publicly announced the Company’s decision no later than the close of business on the last day of the then-current extension period. In addition, the Company made additional Contributions of $0.03 per outstanding public share for each period of the extension by Legacy at its option and/or at the Seller’s request. The Company made Contributions of $879,155.40 for each of the six extensions at June 30, 2020, for Contributions to the Trust Account of a total aggregate amount of $5,274,932. If the Company’s board of directors determines that the Company will not be able to consummate an initial Business Combination by the Extended Date, the Company’s board of directors would wind up our affairs and redeem 100% of the outstanding public shares.

In connection with the Second Extension, the Company agreed to make a cash contribution (“Contribution”) to the trust account in an amount equal to $0.02 for each public share that was not redeemed in connection with the stockholder approval of the Extension Amendment for each month of the Extension (or approximately $122,400.00 per month after giving effect to redemptions). The Contribution will not accrue interest and the aggregate amount of the Contribution will be calculated and paid in full at the closing from the proceeds of the Business Combination. Since this potential payment is contingent upon the closing of a Business Combination, no accrual of a liability has been made at June 30, 2020 and any payment will be reflected upon the closing of a Business Combination if there is such a closing.

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying unaudited condensed financial statements of the Company are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) pursuant to the rules and regulations of the SEC and reflect all adjustments, consisting only of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the financial position as of June 30, 2020, and the results of operations and cash flows for the periods presented. Certain information and disclosures normally included in financial statements prepared in accordance with GAAP have been omitted pursuant to such rules and regulations. Interim results are not necessarily indicative of results for a full year. All dollar amounts are rounded to the nearest thousand dollars.

The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s audited financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed on February 27, 2020, as well as the Current Report on Form 8-K filed on August 27, 2019 and the Definitive Proxy Statement filed on March 31, 2020.

LEGACY ACQUISITION CORP.
Notes to Condensed Financial Statements
(unaudited)

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

Net Income (Loss) per Common Share

Net income (loss) per common share is computed by dividing net income (loss) applicable to common stockholders by the weighted average number of common shares outstanding for the periods. The Company has not considered the effect of the warrants sold in the initial public offering and private placement to purchase an aggregate of 23,750,000 Class A ordinary shares in the calculation of diluted income (loss) per share, since their inclusion would be anti-dilutive under the treasury stock method. As a result, diluted income (loss) per common share is the same as basic loss per common share for the periods.

The Company’s unaudited condensed statements of operations include a presentation of income (loss) per share for common stock subject to redemption in a manner similar to the two-class method of income (loss) per share. Net income (loss) per common share, basic and diluted for Class A common stock is calculated by dividing the interest income earned on the Trust Account, net of income tax expense, franchise tax expense and funds available to be withdrawn from Trust for working capital purposes (up to a maximum of $750,000 annually), by the weighted average number of Class A common stock outstanding for the period. Net income (loss) per common share, basic and diluted, for Class F common stock is calculated by dividing the net income (loss), less income attributable to Class A Common Stock, by the weighted average number of Class F common stock outstanding for the period. Net income (loss) available to each class of common stockholders is as follows at June 30, 2020 and 2019:

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Net income available to Class A common stockholders:
Interest income	$105,000	$1,805,000	$1,041,000	$3,566,000
Less: Income and franchise taxes	(62,000)	(420,000)	(298,000)	(830,000)
Expenses available to be paid with interest income from Trust (up to a maximum of $750,000 per year)	(188,000)		(375,000)	—
Net income available to Class A common stockholders	$(145,000)	$1,385,000	$368,000	$2,736,000

LEGACY ACQUISITION CORP.
Notes to Condensed Financial Statements
(unaudited)

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Net income available to Class F common stockholders:
Net (loss) income	$(1,466,000)	$341,000	$(1,202,000)	$1,480,000
Less: amount attributable to Class A common stockholders	(145,000)	(1,385,000)	(743,000)	(2,736,000)
Net income (loss) available to class F common stockholders	$(1,611,000)	$(1,044,000)	$(1,945,000)	$(1,256,000)

Concentration of Credit Risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of
Legacy Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Legacy Acquisition Corp. (the “Company”) as of December 31, 2019 and 2018, the related statements of operations, changes in stockholders’ equity and cash flows, for the years ended December 31, 2019 and 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years ended December 31, 2019 and 2018, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, if the Company is unable to raise additional funds to alleviate liquidity needs and does not complete a business combination by March 21, 2020 (and thereafter by up to two additional 30-day periods), then the Company will cease all operations except for the purpose of winding down and liquidating. The mandatory liquidation and subsequent dissolution and unfavorable liquidity condition raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2016.
Whippany, New Jersey
February 27, 2020

LEGACY ACQUISITION CORP.

BALANCE SHEETS

	December 31,
	2019	2018
ASSETS
Current assets –
Cash	$568,000	$1,180,000
Prepaid expenses and other assets	26,000	53,000
Total current assets	594,000	1,233,000
Non-current assets –
Cash and investments held in Trust Account	302,529,000	304,035,000
Total assets	$303,123,000	$305,268,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities –
Accounts payable	$358,000	$17,000
Accrued expenses	1,859,000	365,000
Accrued franchise and income taxes	8,000	225,000
Due to related party	1,958,000	—
Total current liabilities	4,183,000	607,000

Other liabilities –
Deferred underwriting compensation	10,500,000	10,500,000
Total liabilities	14,683,000	11,107,000

Common stock subject to possible redemption; 28,344,013 and 28,916,141 shares, respectively, at December 31, 2019 and 2018 (at approximately $10.00 per share)	283,440,000	289,161,000

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized, none issued or outstanding	—	—
Class A Common stock, $0.0001 par value, 100,000,000 authorized shares, 30,000,000 shares issued at December 31, 2019 and 2018, 961,167 and 1,083,859 shares, respectively, outstanding (excluding 28,344,013 and 28,916,141 shares, respectively, subject to possible redemption at December 31, 2019 and 2018)	—	—
Class F Common stock, $0.0001 par value, 10,000,000 authorized shares, 7,500,000 shares issued and outstanding	1,000	1,000
Additional paid-in-capital	847,000	2,234,000
Retained earnings	4,152,000	2,765,000
Total stockholders’ equity	5,000,000	5,000,000
Total liabilities and stockholders’ equity	$303,123,000	$305,268,000

See accompanying notes to financial statements

LEGACY ACQUISITION CORP.

STATEMENTS OF OPERATIONS

	Year ended December 31,
	2019	2018
Revenues	$—	$—
General and administrative expenses	3,775,000	1,623,000
Loss from operations	(3,775,000)	(1,623,000)

Interest income on Trust Account	6,482,000	5,559,000
Income before income taxes	2,707,000	3,936,000

Provision for income taxes	(1,320,000)	(1,130,000)

Net income	$1,387,000	$2,806,000

Two Class Method for Per Share Information:
Weighted average class A common shares outstanding – basic and diluted	29,867,000	30,000,000

Net income per class A common share – basic and diluted	$0.16	$0.10

Weighted average class F common shares outstanding – basic and diluted	7,500,000	7,500,000

Net (loss) per class F common share – basic and diluted	$(0.46)	$(0.01)

See accompanying notes to financial statements

LEGACY ACQUISITION CORP.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

For the years ended December 31, 2019 and 2018

	Common Stock				Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Stockholders’ Equity
	Class A Shares	Amount	Class F Shares	Amount
Balances, December 31, 2017	1,364,474	$—	7,500,000	$1,000	$5,040,000	$(41,000)	$5,000,000
Change in Class A common stock subject to possible redemption	(280,615)	—	—	—	(2,806,000)	—	(2,806,000)
Net income	—	—	—	—	—	2,806,000	2,806,000

Balances, December 31, 2018	1,083,859	—	7,500,000	1,000	2,234,000	2,765,000	5,000,000

Shares redeemed at $10.23 per share in October 2019 (Notes 2 and 6)	(694,820)	—	—	—	(7,108,000)	—	(7,108,000)

Change in Class A common stock subject to possible redemption	572,128	—	—	—	5,721,000	—	5,721,000

Net income	—	—	—	—	—	1,387,000	1,387,000

Balances, December 31, 2019	961,167	$—	7,500,000	$1,000	$847,000	$4,152,000	$5,000,000

See accompanying notes to financial statements

LEGACY ACQUISITION CORP.

STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2019	2018
Net income	$1,387,000	$2,806,000
Adjustments to reconcile net income to net cash used in operating activities:
Interest income earned on Trust Account	(6,482,000)	(5,559,000)
Changes in operating assets and liabilities:
Increase (decrease) in accounts payable	341,000	(169,000)
Increase in accrued expenses	1,494,000	270,000
Decrease (increase) in accrued franchise and income taxes	(217,000)	70,000
(Increase) decrease in prepaid expenses, rounding and other	27,000	83,000
Net cash used in operating activities	(3,450,000)	(2,499,000)

Cash flows from investing activities –
Redemption of Class A common stock	(7,108,000)	—
Deposit a portion of related party loans in Trust Account	(1,758,000)	—
Withdrawal from Trust Account for taxes and working capital	2,638,000	1,927,000
Net cash used by investing activities	(6,228,000)	1,927,000

Cash flows from financing activities –
Withdrawal from Trust Account for redemption of Class A common stock	7,108,000	—
Proceeds from related party loans	1,958,000	—
Net cash provided by financing activities	9,066,000	—

Net decrease in cash	(612,000)	(572,000)
Cash at beginning of year	1,180,000	1,752,000
Cash at end of year	$568,000	$1,180,000

Supplemental disclosure of non-cash financing activities:
Cash paid for income taxes	$1,397,000	$1,215,000

Change in value of common stock subject to possible redemption	$(5,721,000)	$2,806,000

See accompanying notes to financial statements

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General:

Legacy Acquisition Corp. (the “Company”) was incorporated in Delaware on March 15, 2016. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the “Securities Act,” as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

At December 31, 2019, the Company had not commenced any operations. All activity for the period from March 15, 2016 (inception) through December 31, 2019 relates to the Company’s formation and the initial public offering (“Public Offering”) described below, and subsequent to the Public Offering, searching for a potential business combination. The Company will not generate any operating revenues until after completion of the initial Business Combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from the Public Offering.

Sponsor and Financing:

The Company’s sponsor is Legacy Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”). The registration statement for the Company’s Public Offering (as described in Note 4) was declared effective by the United States Securities and Exchange Commission (the “SEC”) on November 16, 2017. The Company intends to finance a Business Combination with the net proceeds from a $300,000,000 Public Offering (Note 4) and a $8,750,000 private placement (Note 5). Upon the closing of the Public Offering and the private placement, $300,000,000 is held in the Trust Account with Continental Stock Transfer and Trust Company (the “Trustee”) acting as the trustee (the “Trust Account”) (as discussed below). See Notes 2 and 6 below regarding approximately $7,108,000 of shareholder redemptions (694,820 shares) paid from the Trust Account in October 2019 in connection with the Extension Amendment, defined below, that extends the date to complete a Business Combination as described therein.

The Trust Account:

Funds from the Public Offering have been placed in the Trust Account. The Trust Account will be invested only in U.S. government treasury bills with a maturity of one hundred and eighty (185) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective Business Combinations and continuing general and administrative expenses.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes and up to $750,000 per year for working capital purposes, if any, none of the funds held in trust may be released until the earlier of: (i) the completion of the initial Business Combination; or (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance and timing or the Company’s obligation to redeem 100% of its public shares if the Company does not complete its initial business combination by the Outside Extended Date or (iii) the redemption of 100% of the shares of Class A common stock included in the Units sold in the Public Offering if the Company is unable to complete a Business Combination by the Outside Extended Date (subject to the requirements of law). See Note 2 below regarding the Extension Amendment that extends the date to complete a business combination and certain shareholder redemptions paid from the Trust Account as described therein. The Company may continue to withdraw from the Trust Account amounts necessary for taxes, and for working capital of up to $750,000 annually (on a pro rata basis), during the period of the Extension Amendment discussed in Note 2.

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

Business Combination:

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business. As used herein, “Target Business” means one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of the signing of a definitive agreement in connection with the Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination within 24 months from the closing of the Public Offering, as extended in the Extension Amendment that is further discussed in Note 2 below, if at all.

The Company, after signing a definitive agreement for an initial Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which public stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable and up to $750,000 per year which may be, and has been, released for working capital purposes, or (ii) provide public stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest but less taxes payable and up to $750,000 per year which may have been released for working capital. The decision as to whether the Company will seek stockholder approval of the initial Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval unless a vote is required by New York Stock Exchange (“NYSE”) rules. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares of Class A common stock in an amount that would cause its net tangible assets to be less than $5,000,001 upon consummation of the Business Combination. In such case, the Company would not proceed with the redemption of its public shares of Class A common stock and the related Business Combination, and instead may search for an alternate Business Combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with a Business Combination, a public stockholder will have the right to redeem its Class A common stock for an amount in cash equal to such stockholder’s pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable and up to $750,000 per year which may have been released to the Company to fund working capital requirements. As a result, such shares of Class A common stock are recorded at redemption amount and classified as temporary equity in the accompanying balance sheet, in accordance with FASB ASC 480, “Distinguishing Liabilities from Equity.”

The Company only had 24 months from the closing date of the Public Offering to complete its initial Business Combination. However, as discussed further in Note 2 below, on October 22, 2019, the shareholders of the Company approved the extension of time to complete the Business Combination, as defined in Note 2, from November 21, 2019 to December 21, 2019 and thereafter at the Company’s option or upon the Seller’s request up to five times, initially to January 21, 2020, and thereafter by up to four additional 30-day periods ending on May 20, 2020. The Company has currently exercised three extension options, (i) from December 21, 2019 to January 21, 2020, (ii) from January 21, 2020 to February 20, 2020 and (iii) from February 20, 2020 to March 21, 2020. If the Company does not complete a Business Combination within this extended period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares of Class A common stock for a per share pro rata portion of the Trust Account, including interest, but less taxes payable and up to $750,000 per year which may be, and has been, released for working capital (less up to $50,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation.

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

The initial stockholder has entered into a letter agreement with the Company, pursuant to which it has waived its right to participate in any redemption with respect to its initial shares; however, if the initial stockholder or any of the Company’s officers, directors or affiliates acquire shares of Class A common stock after the Public Offering, they will be entitled to a pro rata share of the Trust Account, with respect to such public shares, upon the Company’s redemption or liquidation in the event the Company does not complete a Business Combination within the required time period.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Public Offering.

Going Concern

In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern”, management has determined that the mandatory liquidation and subsequent dissolution, as well as the Company’s negative working capital position, raises substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after February 20, 2020 and thereafter at the Company’s option or upon the Seller’s request up to four additional 30-day periods, as extended (as discussed in Note 2).

NOTE 2 — SHARE EXCHANGE AGREEMENT FOR BUSINESS COMBINATION AND EXTENSION AMENDMENT

On August 23, 2019, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Blue Valor Limited, a company incorporated in Hong Kong and an indirect, wholly-owned subsidiary of Blue Focus Intelligent Communications Group (“Blue Valor” or the “Seller”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, the Company will, among other things, purchase from the Seller all of the outstanding shares of stock of a wholly-owned holding company organized in the Cayman Islands, Blue Impact (Cayman) Limited that, at the closing, will hold the Blue Impact group business, a digital-first, intelligent and integrated global advertising and marketing services company (the “Blue Impact” business). The Share Exchange Agreement was subsequently amended by that First Amendment to Share Exchange Agreement dated as of September 27, 2019, to amend certain provisions relating to the Extension Amendment, and further amended and restated on December 2, 2019, pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, the Seller will transfer all of the equity interests of its wholly-owned subsidiary, Blue Impact Target, in exchange for shares of Legacy. Upon the closing of the Business Combination, the Company will change its name to Blue Impact Inc.

For more information about the transactions contemplated by the Share Exchange Agreement, please see the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 27, 2019 and the Definitive Proxy Statement filed on September 30, 2019.

Pursuant to the Share Exchange Agreement, at the closing, the Seller will receive up to 30 million shares of Class A common stock of the Company, subject to adjustment as set forth below (the “Closing Shares”), and Legacy expects to (a) assume $40 million of net debt related to the Blue Impact business, (b) assume $48 million of deferred acquisition purchase price obligations, and (c) pay $90 million to purchase or redeem certain minority interests of one of the Blue Impact businesses (“Madhouse”).

The Closing Shares will be subject to adjustment following closing based on the extent to which, as of the closing date, (a) the net debt of the Blue Impact business, (b) the deferred acquisition purchase price obligations for the Blue Impact business (excluding Madhouse) and (c) the amount of the purchase price for the minority interests of Madhouse, are each finally determined to be greater or less than the targets for such amounts specified in the Share Exchange Agreement. The determinations as of the closing date of the foregoing amounts will be mutually agreed to by the Seller and a committee of independent directors of the Company with any disagreements being resolved by a nationally recognized independent public accounting firm jointly selected by the Seller and the Company.

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 2 — SHARE EXCHANGE AGREEMENT FOR BUSINESS COMBINATION AND EXTENSION AGREEMENT (cont.)

Pursuant to an “earn-out” for Madhouse, up to $222 million may be payable after the 2022 audit is complete in the form of an incentive-based earn-out tied to average profit growth of the Madhouse business over the three-year period ending December 31, 2022. The earn-out will be payable at the Company’s option in cash, stock or a combination thereof if Company’s common stock share price at the time of payment is greater than $10 per share. If not, then dependent upon the Company’s then-available cash, the earn-out will be payable in cash or subordinated notes. The Seller has partially and irrevocably assigned a portion of any earn-out payment to fund a long-term incentive plan to be established for the benefit of designated individuals employed or associated with the group company business.

The Company’s Charter and final IPO prospectus dated November 16, 2017, (which was filed with the SEC on November 17, 2017) provided that the Company had until November 21, 2019 to complete a business combination. In order to provide the Company additional time to complete the Business Combination, on October 22, 2019 the Company’s shareholders approved an Extension Amendment (the “Extension Amendment”) in order to extend the deadline to complete the Business Combination from November 21, 2019 to December 21, 2019 and thereafter at the Company’s option or upon the Seller’s request up to five times, initially to January 21, 2020, and thereafter by up to four additional 30-day periods ending on May 20, 2020. The deadline to consummate the Business Combination is currently extended to March 21, 2020. While the purpose of the Extension Amendment is to allow the Company more time to complete the proposed Business Combination, if the Business Combination is terminated the Company may seek to use the Extension to complete an alternative business combination. The Company may continue to withdraw from the Trust Account amounts necessary for taxes, and for working capital of up to $750,000 annually (on a pro rata basis), during the period of the Extension Amendment.

On October 23, 2019, the Company issued a note (the “Seller Note”) for the aggregate principal amount of approximately $979,000, to the Seller (including $100,000 provided to the Company for working capital). Borrowings under the Seller Note will bear interest at a rate equal to the 1-month USD LIBOR interest rate, plus 1.5%. The Seller Note was issued in connection with the approval by the Company’s stockholders of the Extension Amendment. In connection with the Extension Amendment, stockholders elected to redeem 694,820 shares of the Company’s Class A common stock, par value $0.0001 per share, issued in the Company’s initial public offering (the “public shares”), and 29,305,180 public shares remain issued and outstanding following such redemptions. Accordingly, consistent with the Company’s proxy materials relating to the special meeting, on or about October 23, 2019, the Company made a cash contribution to the Trust Account in an amount equal to $0.03 for each public share that was not redeemed in connection with the stockholder approval of the Extension Amendment for the initial extension through December 21, 2019, which equaled an aggregate amount of approximately $979,000 (including $100,000 provided to Company for costs and expenses). On December 17, 2019, in connection with the Company’s extension of the date by which the Company has to consummate a business combination from December 21, 2019, to January 21, 2020, the Company issued an amended and restated note (the “Amended Seller Note”) to the Seller that amended and restated the Seller Note and received the second Seller Loan from the Seller. Borrowings under the Amended Seller Note will continue to bear interest at a rate equal to the 1 month USD LIBOR interest rate, plus 1.5% accruing from the date of the applicable borrowings. Subsequent to December 31, 2019, the Company has extended the date by which it has to consummate a business combination from January 21, 2020 to February 20, 2020, and from February 20, 2020 to March 21, 2020. In connection with each of the first three extensions, the Seller loaned $979,155.40 to the Company under the Amended Seller Note. Additionally, in connection with the fourth and most recent extension, the Seller loaned $879,155.40. As a result, Seller will have loaned to the Company a total aggregate amount of $3,816,621.60.

Under the terms of the Share Exchange Agreement, the Seller agreed to loan (each, a “Seller Loan”) to Legacy the amount of the contributions to be made by Legacy in connection with the initial extension through December 21, 2019, and for each period of the Extension thereafter; provided, however, that the Seller is not be required to make any loan to Legacy with respect to any Extension for the purpose of consummating an initial business combination other than the Business Combination. In addition, the Seller agreed that the Seller Loans may include additional amounts to cover certain costs and expenses that Legacy will reasonably incur in connection with the continuation of operations until the earlier of the consummation of the Business Combination or the Extended Date and the total of all such costs and expenses shall not exceed a total of $300,000 in the aggregate for all Extensions through the Extended Date. No Seller

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 2 — SHARE EXCHANGE AGREEMENT FOR BUSINESS COMBINATION AND EXTENSION AGREEMENT (cont.)

Loan may exceed $1,000,000 in the aggregate (including loans to fund costs and expenses). The Seller Loans made on or about October 23, 2019, December 21, 2019 and January 21, 2020, each in the principal amount of approximately $979,000 under the Amended Seller Note reflects a loan to fund the Company’s Contributions to the Trust Account of approximately $879,000 plus $100,000 to fund the costs and expenses that the Company reasonably expects incur in connection with the continuation of operations until the earlier of the consummation of the Business Combination or the Extended Date. As of January 21, 2020, Legacy had borrowed in respect of its costs and expenses a total of $300,000 in the aggregate.

The Seller Loans will be forgiven by the Seller if the closing of the Business Combination does not occur and the Trust Account liquidates, except to the extent of any funds that are available to the Company (i) after such liquidation in accordance with the trust agreement, or (ii) from any other source. The amount of the Seller Loans will be repayable by the Company to the Seller upon consummation of the Business Combination.

When the Company elected and/or the Seller requested that the Company extend the date by which the Company has to consummate the Business Combination, the Company has (and will) publicly announce the Company’s decision no later than the close of business on the last day of the then-current extension period. In addition, the Company has (and will) make additional Contributions of $0.03 per outstanding public share for each period of the extension by Legacy at its option and/or at the Seller’s request. The Seller has so far made Contributions of $979,155.40 for each of the first three extensions, and $879,155.40 for the fourth and most recent extension to March 21, 2020, for Contributions of a total aggregate amount of $3,816,621.60. If the Company elects and/or the Seller requests that the Company extend the date for either or both of the two remaining 30-day extension periods, the Seller would make Contributions of approximately $879,000, respectively. If, however, the Seller does not request that we extend beyond March 21, 2020 or any additional 30-day period thereafter and the Company also determines not to extend or our board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to have an additional Extension, the Company’s board of directors would wind up our affairs and redeem 100% of the outstanding public shares.

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the accounting and disclosure rules and regulations of the Securities and Exchange Commission (“SEC”).

All dollar amounts are rounded to the nearest thousand dollars.

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Net Income (Loss) per Common Share

Net income (loss) per common share is computed by dividing net income (loss) applicable to common stockholders by the weighted average number of common shares outstanding for the periods. The Company has not considered the effect of the warrants sold in the initial public offering and private placement to purchase an aggregate of 23,750,000 Class A ordinary shares in the calculation of diluted income (loss) per share, since their inclusion would be anti-dilutive under the treasury stock method. As a result, diluted income (loss) per common share is the same as basic loss per common share for the periods.

The Company’s statements of operations include a presentation of income (loss) per share for common stock subject to redemption in a manner similar to the two-class method of income (loss) per share. Net income (loss) per common share, basic and diluted for Class A common stock is calculated by dividing the interest income earned on the Trust Account, net of income tax expense, franchise tax expense and funds available to be withdrawn from Trust for working capital purposes (up to a maximum of $750,000 annually), by the weighted average number of Class A common stock outstanding for the period. Net income (loss) per common share, basic and diluted, for Class F common stock is calculated by dividing the net income (loss), less income attributable to Class A Common Stock, by the weighted average number of Class F common stock outstanding for the period. Net income (loss) available to each class of common stockholders is as follows for the years ended December 31, 2019 and 2018:

	Year ended December 31,
	2019	2018
Net income available to Class A common stockholders:
Interest income	$6,482,000	$5,559,000
Less: Income and franchise taxes	(1,520,000)	(1,330,000)
Expenses available to be paid with interest income from Trust (up to a maximum of $750,000 per year)	(125,000)	(1,372,000)
Net income available to Class A common stockholders	$4,837,000	$2,857,000

Net income available to Class F common stockholders:
Net income	$1,387,000	$2,806,000
Less: amount attributable to Class A common stockholders	(4,837,000)	(2,857,000)
Net (loss) available to class F common stockholders	$(3,450,000)	$(51,000)

Concentration of Credit Risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments:

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the financial statements.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Deferred Offering Costs:

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (SAB) Topic 5A — “Expenses of Offering.” Offering costs of approximately $17,379,000 consisted principally of underwriter discounts of $16,500,000 (including $10,500,000 of which payment is deferred) and approximately $887,000 of professional, printing, filing, regulatory and other costs, have been charged to additional paid-in-capital upon completion of the Public Offering.

Income Taxes:

The Company follows the asset and liability method of accounting for income taxes under FASB ASC, 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company’s currently taxable income consists of interest income on the Trust Account net of franchise taxes. The Company’s general and administrative costs are generally considered start-up costs and are not currently deductible. The Company recorded income tax expense of approximately $1,320,000 and $1,130,000, respectively, in the years ended December 31, 2019 and 2018, primarily related to interest income earned on the Trust Account net of franchise taxes. The Company’s effective tax rate was approximately 49% and 29%, respectively, for each of the years ended December 31, 2019 and 2018. The Company’s effective tax rate differs from the expected income tax rate due to the start-up costs (discussed above) which are not currently deductible. At December 31, 2019 and 2018, the Company has a deferred tax asset of approximately $1,080,000 and $355,000, respectively, primarily related to start-up costs. Management has determined that a full valuation allowance of the deferred tax asset is appropriate at this time.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of December 31, 2019 and 2018. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at December 31, 2019 and 2018. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Redeemable Common Stock:

As discussed in Note 4, all of the 30,000,000 common shares sold as part of a Unit in the Public Offering (694,820 of which were redeemed in October 2019 as discussed in Note 2 above leaving 29,305,180 outstanding) contain a redemption feature which allows for the redemption of common shares under the Company’s Liquidation or Tender Offer/Stockholder Approval provisions. In accordance with FASB 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company did not specify a maximum redemption threshold, its charter provides that in no event will it redeem its Public Shares in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001.

The Company recognizes changes immediately as they occur and adjusts the carrying value of the securities at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by adjustments to additional paid-in capital. Accordingly, at December 31, 2019 and 2018, 28,344,013 and 28,916,141, respectively, of the 30,000,000 Public Shares (29,305,180 of which were outstanding at December 31, 2019) were classified outside of permanent equity.

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Recent Accounting Pronouncements:

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

Subsequent Events:

Management has evaluated subsequent events to determine if events or transactions occurring after the date of the financial statements but before the financial statements were issued, require potential adjustment to or disclosure in the financial statements and has concluded that all such events that would require adjustment or disclosure have been recognized or disclosed.

NOTE 4 — PUBLIC OFFERING

On November 21, 2017, the Company closed on the Public Offering and sale of 30,000,000 units at a price of $10.00 per unit (the “Units”). Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value and one redeemable common stock purchase warrant (the “Warrants”). Under the terms of a warrant agreement, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act, following the completion of the initial Business Combination. Each Warrant entitles the holder to purchase one half of one share of Class A common stock at a price of $5.75 (11.50 per whole share). No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of shares of Class A common stock to be issued to the warrant holder. Each Warrant will become exercisable on the later of 30 days after the completion of the Company’s initial Business Combination or 12 months from the closing of the Public Offering and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete its initial Business Combination on or prior to the 24-month period allotted to complete the Business Combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of Class A common stock to the holder upon exercise of Warrants issued in connection with the 30,000,000 public units during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement. Once the warrants become exercisable, the Company may redeem the outstanding warrants in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of common stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the warrant holders.

The Company granted the underwriters in the Public Offering a 45-day option to purchase up to 4,500,000 additional Units to cover any over-allotment, at the initial public offering price less the underwriting discounts and commissions. On November 27, 2017, the Company was advised by the underwriters’ that the overallotment option would not be exercised. As such, the 1,125,000 shares subject to forfeiture which are described in Note 5 were forfeited.

The Company paid an underwriting discount of 2% of the per Unit offering price to the underwriters at the closing of the Public Offering ($6,000,000), with an additional fee (the “Deferred Discount”) of 3.5% of the gross offering proceeds ($10,500,000) payable upon the Company’s completion of a Business Combination. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its initial Business Combination.

See Notes 2 and 6 regarding the 694,820 shares redeemed for approximately $7,108,000 at October 22, 2019 in connection with the Extension Amendment.

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 5 — RELATED PARTY TRANSACTIONS

Founder Shares

In October 2016, the Sponsor purchased 8,625,000 shares of Class F common stock (the “Founder Shares”) for $25,000, or approximately $0.001 per share (see Note 7). The Founder Shares are identical to the Class A common stock included in the Units being sold in the Public Offering except that the Founder Shares are convertible under the circumstances described below and subject to certain transfer restrictions, as described in more detail below. The Sponsor agreed to forfeit up to 1,125,000 Founder Shares to the extent that the over-allotment option was not exercised in full by the underwriters (see Notes 5 and 7) so that the initial stockholder would own 20.0% of the Company’s issued and outstanding shares after the Public Offering. As discussed further in Notes 5 and 7, on November 27, 2017, the underwriters’ notified the Company that they would not exercise the overallotment option and, as such, the 1,125,000 shares that were subject to forfeiture were forfeited as of the closing of the Public Offering on November 21, 2017. The Founder Shares will automatically convert into shares of Class A common stock at the time of the Business Combination on a one-for-one basis, subject to adjustment as described in the Company’s amended and restated certificate of incorporation.

The Company’s initial stockholder has agreed not to transfer, assign or sell any of its Founder Shares until the earlier of (A) one year after the completion of the Company’s initial Business Combination, or earlier if, subsequent to the Company’s initial Business Combination, the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Lock Up Period”).

Private Placement Warrants

Upon the closing of the Public Offering on November 21, 2017, the Sponsor paid the Company $8,750,000 for the private placement purchase from the Company of 17,500,000 warrants at $0.50 per warrant (the “Private Placement Warrants”). Each Private Placement Warrant entitles the holder to purchase one-half of one share of Class A common stock at $5.75 ($11.50 per whole share). A portion of the purchase price of the Private Placement Warrants has been added to the proceeds from the Public Offering held in the Trust Account pending completion of the Company’s initial Business Combination. The Private Placement Warrants (including the common stock issuable upon exercise of the Private Placement Warrants) are not transferable, assignable or salable until 30 days after the completion of the initial Business Combination and are non-redeemable so long as they are held by the Sponsor or its permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the Units being sold in the Public Offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Warrants sold as part of the Units in the Public Offering and have no net cash settlement provisions.

If the Company does not complete a Business Combination within the required time period, then the proceeds will be part of the liquidating distribution to the Stockholders holding shares of Class A Common Stock and the Warrants issued to the Sponsor will expire worthless.

Registration Rights

The Company’s initial stockholder and holders of the Private Placement Warrants are entitled to registration rights (in the case of the Founder Shares, only after conversion to shares of Class A common stock) pursuant to a registration rights agreement dated November 16, 2017. The Company’s initial stockholder and holders of the Private Placement Warrants are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 5 — RELATED PARTY TRANSACTIONS (cont.)

Administrative Service Agreement and Services Agreement

The Company pays $10,000 a month ($120,000 for each of the years ended December 31, 2019 and 2018) for office space, accounting services, utilities and secretarial support provided by the Sponsor subsequent to the date the Company’s securities were first listed on the NYSE. Such monthly fee will terminate upon the earlier of the consummation by the Company of an initial Business Combination or the liquidation of the Company. No amounts were payable at December 31, 2018 or 2019.

NOTE 6 — TRUST ACCOUNT AND FAIR VALUE MEASUREMENT

The Company complies with FASB ASC 820, Fair Value Measurements, for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

Upon the closing of the Public Offering and the private placement, a total of $300,000,000 was deposited into the Trust Account. All proceeds in the Trust Account may be invested in either U.S. government treasury bills with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, and that invest solely in U.S. government treasury obligations.

At December 31, 2019 the proceeds of the Trust Account were invested in a money market fund that invests solely in U.S. government treasury bills. At December 31, 2018 the proceeds of the Trust Account were invested in U.S. government treasury bills. The Company classifies its U.S. government treasury bills and equivalent securities as held-to-maturity in accordance with FASB ASC 320, “Investments — Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity U.S. government treasury bills are recorded at amortized cost on the accompanying December 31, 2018 balance sheet and adjusted for the amortization of discounts.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2019 and 2018 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. Since all of the Company’s permitted investments at December 31, 2019 and 2018 consist of U.S. government treasury bills or money market funds holding U.S. government treasury bills, fair values of its investments are determined by Level 1 inputs utilizing quoted prices (unadjusted) in active markets for identical assets or liabilities as follows:

Description	Carrying value at December 31, 2019	Gross Unrealized Holding Gain	Quoted Price Prices in Active Markets (Level 1)
Assets:
Cash and money market	$302,529,000	$—	$302,529,000
Description	Carrying value at December 31, 2018	Gross Unrealized Holding Loss	Quoted Price Prices in Active Markets (Level 1)
Assets:
Cash and money market	$1,000	$—	$1,000
U.S. government treasury bills	304,034,000	(7,000)	304,027,000
Total	$304,035,000	$(7,000)	$304,028,000

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 6 — TRUST ACCOUNT AND FAIR VALUE MEASUREMENT (cont.)

On October 22, 2019, in connection with the Extension Amendment, stockholders elected to redeem 694,820 public shares of the Company’s Class A common stock at approximately $10.23 per share resulting in a distribution from the Trust Account of approximately $7,108,000. Additionally, during the year ended December 31, 2019, the Company received approximately $1,758,000 (two payments of approximately $879,000) from the Seller representing the payment of $0.03 per outstanding public share (29,305,180 public shares) for each extension period under the Extension Amendment discussed further in Note 2. Subsequent to December 31, 2019, the Company has extended the date by which it has to consummate a business combination from January 21, 2020 to February 20, 2020, and from February 20, 2020 to March 21, 2020. In connection with these extensions, the Seller loaned $979,155.40 and $879,155.40, respectively, to the Company under the Amended Seller Note. As a result of the extensions, the Seller has loaned to the Company a total aggregate amount of approximately $3,816,621.60.

During the year ended December 31, 2019, the Company withdrew approximately $2,638,000 from the Trust Account in order to pay 2018 actual and 2019 estimated income taxes (approximately $1,397,000) and franchise taxes (approximately $420,000) paid in installments and to release approximately $813,000 allowed for working capital (including undistributed amounts from the prior year). The Company may continue to withdraw from the Trust Account amounts necessary for taxes, and for working capital of up to $750,000 annually (on a pro rata basis), during the period of the Extension Amendment.

During the year ended December 31, 2018 the Company withdrew an aggregate of approximately $1,927,000 from the Trust Account including approximately $750,000 for working capital and approximately $1,177,000 for payment of federal income and state franchise taxes, including estimated taxes.

Common Stock

The authorized common stock of the Company is 110,000,000 shares, including 100,000,000 shares of Class A common stock, par value $0.0001, and 10,000,000 shares of Class F common stock, par value $0.00001. Upon completion of the Public Offering, the Company will likely (depending on the terms of the initial Business Combination) be required to increase the number of shares of common stock which it is authorized to issue at the same time as its stockholders vote on the Business Combination to the extent the Company seeks stockholder approval in connection with its initial Business Combination. Holders of the Company’s common stock vote together as a single class and are entitled to one vote for each share of common stock.

In October 2016, the Sponsor purchased 8,625,000 shares of Class F common stock (the “Founder Shares”) for $25,000, or approximately $0.004 per share. The Sponsor had agreed to forfeit up to 1,125,000 Founder Shares to the extent that the over-allotment option is not exercised in full by the underwriters. The forfeiture would be adjusted to the extent that the over-allotment option is not exercised in full by the underwriters so that the initial stockholder will own 20% of the Company’s issued and outstanding shares after the Public Offering. On November 27, 2017, the Company was advised by the underwriters’ that the overallotment option would not be exercised. As such, the 1,125,000 shares subject to forfeiture were forfeited.

On October 22, 2019, in connection with the Extension Amendment, stockholders elected to redeem 694,820 shares of the Company’s Class A common stock, par value $0.0001 per share, issued in the Company’s initial public offering (the “public shares”). The shares were redeemed at $10.23 per share, the per share value of the Trust Account at that date resulting in a distribution from the Trust Account of approximately $7,108,000. As a result, 29,305,180 public shares remain issued and outstanding following such redemptions.

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 6 — TRUST ACCOUNT AND FAIR VALUE MEASUREMENT (cont.)

At each of December 31, 2019 and 2018 there were 7,500,000 shares of Class F common stock issued and outstanding. At December 31, 2019 and 2018 there were 29,305,180 and 30,000,000 shares, respectively, of Class A common stock outstanding (28,344,013 and 28,916,141, respectively, of which are classified outside of equity as redeemable common stock).

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock, par value $0.0001, with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. At December 31, 2019 and 2018, the rights and preferences have not been determined and there were no shares of preferred stock issued and outstanding.

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of

Legacy Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Legacy Acquisition Corp. (the “Company”) as of December 31, 2018 and 2017, the related statements of operations, changes in stockholders’ equity (deficit) and cash flows, for the years ended December 31, 2018 and 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years ended December 31, 2018 and 2017, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, if the Company does not complete a business combination by November 21, 2019, then the Company will cease all operations except for the purpose of winding down and liquidating. This mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2016.

Whippany, New Jersey

March 13, 2019

LEGACY ACQUISITION CORP.

BALANCE SHEETS

	December 31,
	2018	2017
ASSETS
Current assets –
Cash	$1,180,000	$1,752,000
Prepaid expenses and other assets	53,000	136,000
Total current assets	1,233,000	1,888,000
Non-current assets –
Cash and investments held in Trust Account	304,035,000	300,403,000
Total assets	$305,268,000	$302,291,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities –
Accounts payable	$17,000	$186,000
Accrued expenses	365,000	95,000
Accrued franchise and income taxes	225,000	155,000
Total current liabilities	607,000	436,000
Other liabilities –
Deferred underwriting compensation	10,500,000	10,500,000
Total liabilities	11,107,000	10,936,000
Common stock subject to possible redemption; 28,916,141 and 28,635,526 shares, respectively, at December 31, 2018 and 2017 (at approximately $10.00 per share)	289,161,000	286,355,000

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized, none issued or outstanding	—	—
Class A Common stock, $0.0001 par value, 100,000,000 authorized, shares, 30,000,000 shares issued at December 31, 2018 and 2017, 1,083,859 and 1,364,474 shares, outstanding (excluding 28,916,141 and 28,635,526 shares, respectively, subject to possible redemption at December 30, 2018 and 2017)	—	—
Class F Common stock, $0.0001 par value, 10,000,000 authorized shares, 7,500,000 shares issued and outstanding	1,000	1,000
Additional paid-in-capital	2,234,000	5,040,000
Retained earnings (accumulated deficit)	2,765,000	(41,000)
Total stockholders’ equity	5,000,000	5,000,000
Total liabilities and stockholders’ equity	$305,268,000	$302,291,000

See accompanying notes to financial statements

LEGACY ACQUISITION CORP.

STATEMENTS OF OPERATIONS

	Year ended December 31,
	2018	2017
Revenues	$—	$—
General and administrative expenses	1,623,000	154,000
Loss from operations	(1,623,000)	(154,000)
Interest income on Trust Account	5,559,000	403,000
Income before income taxes	3,936,000	249,000
Provision for income taxes	(1,130,000)	(130,000)
Net income	$2,806,000	$119,000

Two Class Method for Per Share Information:
Weighted average class A common shares outstanding – basic and diluted	30,000,000	30,000,000
Net income per class A common stock – basic and diluted	$0.10	$0.00
Weighted average class F common shares outstanding	7,500,000	7,500,000
Net (loss) per class F common stock – basic and diluted	$(0.01)	$0.00

See accompanying notes to financial statements

LEGACY ACQUISITION CORP.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

For the years ended December 31, 2018 and 2017

	Common Stock				Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Stockholders’ Equity
	Class A Shares	Amount	Class F Shares	Amount
Balances, December 31, 2016		$—	8,625,000	$1,000	$24,000	$(160,000)	$(135,000)
Sale of Units to the public in November 2017 at $10.00 per Unit	30,000,000	3,000	—	—	299,997,000	—	300,000,000
Underwriters’ discount and offering expenses	—	—	—	—	(17,379,000)	—	(17,379,000)
Sale of 17,500,000 Private Placement Warrants in November 2017 at $0.50 Per warrant to Sponsor	—	—	—	—	8,750,000	—	8,750,000
Founder shares forfeited	—	—	(1,125,000)	—	—	—
Proceeds subject to possible Redemption	(28,635,526)	(3,000)	—	—	(286,352,000)	—	(286,355,000)
Net income	—	—	—	—	—	119,000	119,000
Balances, December 31, 2017	1,364,474	—	7,500,000	$1,000	5,040,000	(41,000)	5,000,000
Change in Class A common stock subject to possible redemption	(280,615)	—	—	—	(2,806,000)	—	(2,806,000)
Net income	—	—	—	—	—	2,806,000	2,806,000
Balances, December 31, 2018	1,083,859	$—	7,500,000	$1,000	$2,234,000	$2,765,000	$5,000,000

See accompanying notes to financial statements

LEGACY ACQUISITION CORP.

STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2018	2017
Net income	$2,806,000	$119,000
Costs paid directly to vendors by Sponsor	—	6,000
Adjustments to reconcile net income to net cash used in operating activities:
Interest income earned on Trust Account	(5,559,000)	(403,000)
Changes in operating assets and liabilities:
Decrease in accounts payable	(169,000)	17,000
Increase in accrued expenses	270,000	95,000
Increase in accrued franchise and income taxes	70,000	155,000
Decrease in prepaid expenses and other current assets	83,000	(12,000)
Net cash used in operating activities	(2,499,000)	(23,000)
Cash flows from investing activities – Cash deposited in Trust Account	—	(300,000,000)
Cash flows from financing activities:
Withdrawal from Trust Account for taxes and working capital	1,927,000	—
Proceeds from sale of note payable to Sponsor	—	283,000
Proceeds from sale of Public Offering Units	—	300,000,000
Proceeds from sale of Private Placement Warrants, net of $474,000 of Sponsor Notes converted to warrants	—	8,276,000
Payment of underwriting discounts	—	(6,000,000)
Payment of offering costs	—	(710,000)
Payment of notes payable to Sponsor	—	(100,000)
Net cash provided by financing activities	1,927,000	301,749,000
Net (decrease) increase in cash	(572,000)	1,726,000
Cash at beginning of year	1,752,000	26,000
Cash at end of year	$1,180,000	$1,752,000
Cash paid for taxes	$1,215,000	$—

Supplemental disclosure of non-cash financing activities:
Notes payable – Sponsor advances paid directly to vendors	$—	$6,000
Deferred offering costs included in accounts payable	$—	$177,000
Notes payable to Sponsor converted to Private Placement Warrants	$—	$474,000

See accompanying notes to financial statements

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General:

Legacy Acquisition Corp. (the “Company”) was incorporated in Delaware on March 15, 2016. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the “Securities Act,” as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

At December 31, 2018, the Company had not commenced any operations. All activity for the period from March 15, 2016 (inception) through December 31, 2018 relates to the Company’s formation and the initial public offering (“Public Offering”) described below, and subsequent to the Public Offering, searching for a potential business combination. The Company will not generate any operating revenues until after completion of the initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Public Offering.

Sponsor and Financing:

The Company’s sponsor is Legacy Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”). The registration statement for the Company’s Public Offering (as described in Note 3) was declared effective by the United States Securities and Exchange Commission (the “SEC”) on November 16, 2017. The Company intends to finance a Business Combination with proceeds from a $300,000,000 public offering (Note 3) and a $8,750,000 private placement (Note 4). Upon the closing of the Public Offering and the private placement, $300,000,000 was deposited in the Trust Account with Continental Stock Transfer and Trust Company (the “Trustee”) acting as the trustee (the “Trust Account”) (as discussed below).

The Trust Account:

Funds from the Public Offering have been placed in the Trust Account. The Trust Account may be invested only in U.S. government treasury bills with a maturity of one hundred and eighty (180) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective Business Combinations and continuing general and administrative expenses.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes and up to $750,000 per year for working capital purposes, if any, none of the funds held in trust may be released until the earlier of: (i) the completion of the initial Business Combination; or (ii) the redemption of any shares of Class A common stock included as part of the units sold in the Public Offering that are properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance and timing or the Company’s obligation to redeem 100% of such shares if the Company does not complete its initial business combination within 24 months from the closing of the Public Offering or (iii) the redemption of 100% of the shares of Class A common stock included in the Units sold in the Public Offering if the Company is unable to complete a Business Combination by the 24 months from the closing of the Public Offering (subject to the requirements of law).

Business Combination:

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business. As used herein, “Target Business” means one or more target businesses that together have a fair market value equal to at least 80% of the balance in the trust account (less any deferred underwriting commissions and taxes payable on interest earned) at

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

the time of the signing of a definitive agreement in connection with the Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination within 24 months from the closing of the Public Offering, if at all.

The Company, after signing a definitive agreement for an initial Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which public stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable and up to $750,000 per year which may be released for working capital purposes, or (ii) provide public stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest but less taxes payable and up to $750,000 per year which may have been released for working capital. The decision as to whether the Company will seek stockholder approval of the initial Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval unless a vote is required by New York Stock Exchange (“NYSE”) rules. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its shares of Class A common stock included as part of the units sold in the Public Offering in an amount that would cause its net tangible assets to be less than $5,000,001 upon consummation of the Business Combination. In such case, the Company would not proceed with the redemption of such shares of Class A common stock and the related Business Combination, and instead may search for an alternate Business Combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with a Business Combination, a public stockholder will have the right to redeem its Class A common stock for an amount in cash equal to such stockholder’s pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable and up to $750,000 per year which may have been released to the Company to fund working capital requirements. As a result, such shares of Class A common stock are recorded as temporary equity in the accompanying balance sheets, in accordance with FASB ASC 480, “Distinguishing Liabilities from Equity.”

The Company will only have within 24 months from the closing of the Public Offering to complete its initial Business Combination. If the Company does not complete a Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the shares of Class A common stock included as part of the units sold in the Public Offering for a per share pro rata portion of the Trust Account, including interest, but less taxes payable and up to $750,000 per year which may be released for working capital (less up to $50,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The initial stockholder has entered into a letter agreement with the Company, pursuant to which it has waived its right to participate in any redemption with respect to its initial shares; however, if the initial stockholder or any of the Company’s officers, directors or affiliates acquire shares of Class A common stock after the Public Offering, they will be entitled to a pro rata share of the Trust Account, with respect to such shares, upon the Company’s redemption or liquidation in the event the Company does not complete a Business Combination within the required time period.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Public Offering.

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

Going Concern

In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern”, management has determined that the mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after November 21, 2019.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the accounting and disclosure rules and regulations of the Securities and Exchange Commission (“SEC”).

All dollar amounts are rounded to the nearest thousand dollars.

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

Net Income per Common Share

Net income per common share is computed by dividing net income (loss) applicable to common stockholders by the weighted average number of common shares outstanding for the period. The Company has not considered the effect of the warrants sold in the initial public offering and Private Placement to purchase an aggregate of 23,750,000 Class A ordinary shares in the calculation of diluted income (loss) per share, since their inclusion would be anti-dilutive under the treasury stock method. As a result, diluted income (loss) per common share is the same as basic income (loss) per common share for the period.

The Company’s statements of operations include a presentation of income per share for common stock subject to redemption in a manner similar to the two-class method of income per share. Net income per common share, basic and diluted for Class A common stock is calculated by dividing the interest income earned on the Trust Account, net of income tax expense, franchise tax expense and funds available to be withdrawn from Trust for working capital purposes (up to a maximum of $750,000 annually subsequent to the Offering date), by the weighted average number of Class A common stock outstanding for the period. Net (loss) per common share, basic and diluted, for Class F common stock is calculated by dividing the net income, less income attributable to Class F Common Stock, by the weighted

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

average number of Class F common stock outstanding for the period. Net income (loss) available to each class of common stockholders is as follows for the years ended December 31, 2018 and 2017:

	Years ended December 31,
	2018	2017
Net income available to Class A common stockholders:
Interest income	$5,559,000	$403,000
Less: Income and franchise taxes	(1,330,000)	(156,000)
Expenses available to be paid with Interest income available to withdraw from Trust	(1,372,000)	(128,000)
Net income available to Class A common stockholders	$2,857,000	$119,000

Net income available to Class F common stockholders:
Net income	$2,806,000	$119,000
Less: amount attributable to Class A common stockholders	(2,857,000)	(119,000)
Net (loss) allocated to class F common stockholders	$(51,000)	$—

Concentration of Credit Risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments:

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the financial statements.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting periods. Actual results could differ from those estimates.

Deferred Offering Costs:

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (SAB) Topic 5A — “Expenses of Offering”. Offering costs of approximately $17,379,000 consisted principally of underwriter discounts of $16,500,000 (including $10,500,000 of which payment is deferred) and approximately $887,000 of professional, printing, filing, regulatory and other costs, have been charged to additional paid-in-capital upon completion of the Public Offering.

Income Taxes:

The Company follows the asset and liability method of accounting for income taxes under FASB ASC, 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company’s current taxable income consists of interest income on the Trust Account net of franchise taxes. The Company’s general and administrative costs are generally considered start-up costs and are not currently deductible. During the years ended December 31, 2018 and 2017, the Company recorded income tax expense of approximately $1,130,000 and $130,000, respectively, primarily related to interest income earned on the Trust Account, net of franchise taxes. The Company’s effective tax rate for both the years ended December 31, 2018 and 2017 was approximately 29% and 52%, respectively, which differs from the expected income tax rate due to the start-up costs (discussed above) which are not currently deductible. On December 22, 2017, the Tax Cut and Jobs Act was enacted into law resulting in a reduction in the federal corporate income tax rate from 35% to 21% for years beginning in 2018. At December 31, 2018 and 2017, the Company has a deferred tax asset of approximately $355,000 and $60,000, respectively, primarily related to start-up costs. Management has determined that a full valuation allowance of the deferred tax asset is appropriate at this time. The amount of the reduction of the deferred tax asset (before write off) resulting from the lower rate under which those deferred taxes would be expected to be recovered or settled was not material.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of December 31, 2018 and 2017. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at December 31, 2018 and 2017. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Redeemable Common Stock:

As discussed in Note 3, all of the 30,000,000 common shares of stock sold as part of a Unit in the Public Offering contain a redemption feature which allows for the redemption of common shares under the Company’s Liquidation or Tender Offer/Stockholder Approval provisions. In accordance with FASB 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company did not specify a maximum redemption threshold, its charter provides that in no event will it redeem its shares of Class A common stock included as part of the units sold in the Public Offering in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of the securities at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by adjustments to additional paid-in capital. Accordingly, at December 31, 2018 and 2017, 28,916,141 and 28,635,526, respectively, of the 30,000,000 shares of Class A common stock included as part of the units sold in the Public Offering were classified outside of permanent equity at its redemption value.

Recent Accounting Pronouncements:

In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, “Disclosure Update and Simplification,” amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. In addition, the amendments expanded the disclosure requirements on the analysis of stockholders’ equity for interim financial statements. Under the amendments, an analysis of changes in each caption of stockholders’ equity presented in the balance sheet must be provided in a note or separate statement. The analysis should present a reconciliation of the beginning balance to the ending balance of each period for which a statement of income is required to be filed. The Company anticipates its’s first presentation of the revised presentation of changes in stockholders’ equity will be included in its Form 10-Q for the quarter ended March 31, 2019.

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s balance sheet.

Subsequent Events:

Management has evaluated subsequent events to determine if events or transactions occurring after the date of the financial statements were issued, require potential adjustment to or disclosure in the financial statements and has concluded that all such events that would require adjustment or disclosure have been recognized or disclosed.

NOTE 3 — PUBLIC OFFERING

On November 21, 2017, the Company closed on the Public Offering and sale of 30,000,000 units at a price of $10.00 per unit (the “Units”). Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value and one redeemable common stock purchase warrant (the “Warrants”). Under the terms of a warrant agreement, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act, following the completion of the initial Business Combination. Each Warrant entitles the holder to purchase one half of one share of Class A common stock at a price of $5.75 (11.50 per whole share). No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of shares of Class A common stock to be issued to the warrant holder. Each Warrant will become exercisable on the later of 30 days after the completion of the Company’s initial Business Combination or 12 months from the closing of the Public Offering and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete its initial Business Combination on or prior to the 24-month period allotted to complete the Business Combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of Class A common stock to the holder upon exercise of Warrants issued in connection with the 30,000,000 public units during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement. Once the warrants become exercisable, the Company may redeem the outstanding warrants in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of common stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the warrant holders.

The Company granted the underwriters in the Public Offering a 45-day option to purchase up to 4,500,000 additional Units to cover any over-allotment, at the initial public offering price less the underwriting discounts and commissions. On November 27, 2017, the Company was advised by the underwriters’ that the overallotment option would not be exercised. As such, the 1,125,000 shares subject to forfeiture which are described in Note 4 have been reflected as forfeited in the accompanying financial statements during the year ended December 31, 2017.

The Company paid an underwriting discount of 2% of the per Unit offering price to the underwriters at the closing of the Public Offering ($6,000,000), with an additional fee (the “Deferred Discount”) of 3.5% of the gross offering proceeds ($10,500,000) payable upon the Company’s completion of a Business Combination. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its initial Business Combination.

NOTE 4 — RELATED PARTY TRANSACTIONS

Founder Shares

In October 2016, the Sponsor purchased 8,625,000 shares of Class F common stock (the “Founder Shares”) for $25,000, or approximately $0.001 per share (see Note 6). The Founder Shares are identical to the Class A common stock included in the Units being sold in the Public Offering except that the Founder Shares are convertible under the circumstances described below and subject to certain transfer restrictions, as described in more detail below. The

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 4 — RELATED PARTY TRANSACTIONS (cont.)

Sponsor agreed to forfeit up to 1,125,000 Founder Shares to the extent that the over-allotment option was not exercised in full by the underwriters (see Notes 3 and 5) so that the initial stockholder would own 20.0% of the Company’s issued and outstanding shares after the Public Offering. As discussed further in Notes 3 and 5, on November 27, 2017, the underwriters’ notified the Company that they would not exercise the overallotment option and, as such, the 1,125,000 shares that were subject to forfeiture were forfeited as of the closing of the Public Offering on November 21, 2017. The Founder Shares will automatically convert into shares of Class A common stock at the time of the Business Combination on a one-for-one basis, subject to adjustment as described in the Company’s amended and restated certificate of incorporation.

The Company’s initial stockholder has agreed not to transfer, assign or sell any of their Founder Shares until the earlier of (A) one year after the completion of the Company’s initial Business Combination, or earlier if, subsequent to the Company’s initial Business Combination, the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Lock Up Period”).

Private Placement Warrants

Upon the closing of the Public Offering on November 21, 2017, the Sponsor paid the Company $8,750,000 for the private placement purchase from the Company of 17,500,000 warrants at $0.50 per warrant (the “Private Placement Warrants”). Each Private Placement Warrant entitles the holder to purchase one-half of one share of Class A common stock at $5.75 ($11.50 per whole share). A portion of the purchase price of the Private Placement Warrants has been added to the proceeds from the Public Offering held in the Trust Account pending completion of the Company’s initial Business Combination. The Private Placement Warrants (including common stock issuable upon exercise of the Private Placement Warrants) are not transferable, assignable or salable until 30 days after the completion of the initial Business Combination and are non-redeemable so long as they are held by the Sponsor or its permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the Units being sold in the Public Offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Warrants sold as part of the Units in the Public Offering and have no net cash settlement provisions.

If the Company does not complete a Business Combination within the required time period, then the proceeds will be part of the liquidating distribution to the Stockholders holding shares of Class A Common Stock and the Warrants issued to the Sponsor will expire worthless.

Registration Rights

The Company’s initial stockholder and holders of the Private Placement Warrants are entitled to registration rights (in the case of the Founder Shares, only after conversion to shares of Class A common stock) pursuant to a registration rights agreement dated November 16, 2017. The Company’s initial stockholder and holders of the Private Placement Warrants are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 4 — RELATED PARTY TRANSACTIONS (cont.)

Related Party Loans and Costs

In 2016, the Company’s Sponsor agreed to loan the Company an aggregate of $485,000 by drawdowns of not less than $10,000 each against the issuance of an unsecured promissory note (the “Note”) to cover expenses related to this Public Offering and the Company’s organizational and initial financing activities. This loan was non-interest bearing and, as amended on June 30, 2017, payable on the earlier of December 31, 2017 or the completion of the Public Offering.

The initial drawdown under the Note was on December 31, 2016 for approximately $285,000 representing the amount charged by the Sponsor and its affiliates for services related to the Public Offering and for the Company’s organizational and initial financing activities, plus a $1,000 advance made in October 2016. Such costs included consulting and administrative fees, formation costs, costs of initiating the Public Offering, including professional retentions, as well as travel and other administrative costs. On October 20, 2017, the Note was amended and restated to increase the amount available under the Note by $100,000, from $485,000 to $585,000, and the Company borrowed an additional $100,000, increasing the amount outstanding under the Note from approximately $474,000 to approximately $574,000. In total, during 2017 an additional approximately $289,000 was borrowed under the Note.

Upon the closing of the Public Offering on November 21, 2017, $100,000 of this note was repaid and the remaining approximately $474,000 was converted into Private Placement Warrants as a part of the $8,750,000 paid by the Sponsor for the Private Placement Warrants.

Administrative Service Agreement and Services Agreement

The Company pays $10,000 a month ($120,000 annually) for office space, accounting services, utilities and secretarial support provided by the Sponsor subsequent to the date the Company’s securities were first listed on the NYSE in November 2017. Such monthly fee will terminate upon the earlier of the consummation by the Company of an initial Business Combination or the liquidation of the Company.

NOTE 5 — TRUST ACCOUNT AND FAIR VALUE MEASUREMENT

The Company complies with FASB ASC 820, “Fair Value Measurements,” for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

Upon the closing of the Public Offering and the private placement, a total of $300,000,000 was deposited into the Trust Account. All proceeds in the Trust Account may be invested in either U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, and that invest solely in U.S. government treasury obligations.

At December 31, 2018 and 2017, the proceeds of the Trust Account were invested in U.S. government treasury bills. U.S. government treasury bills held at December 31, 2018 matured in February 2019 and yield interest of approximately 2.3%. Upon maturity in February 2019 the proceeds were reinvested in U.S. Treasury Bills maturing in March 2019. The Company classifies its U.S. government treasury bills and equivalent securities as held-to-maturity in accordance with FASB ASC 320, “Investments — Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity U.S. government treasury bills are recorded at amortized cost on the accompanying December 31, 2018 and 2017 balance sheets and adjusted for the amortization of discounts.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2018 and 2017 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. Since all of the Company’s permitted investments at December 31, 2018 and

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 5 — TRUST ACCOUNT AND FAIR VALUE MEASUREMENT (cont.)

2017 consist of U.S. government treasury bills or money market funds holding U.S. government treasury bills, fair values of its investments are determined by Level 1 inputs utilizing quoted prices (unadjusted) in active markets for identical assets or liabilities as follows:

Description	Carrying value at December 31, 2018	Gross Unrealized Holding Loss	Quoted Price Prices in Active Markets (Level 1)
Assets:
Cash and money market	$1,000	$—	$1,000
U.S. government treasury bills	304,034,000	(7,000)	304,027,000
total	$304,035,000	$(7,000)	$304,028,000
Description	Carrying value at December 31, 2017	Gross Unrealized Holding Gain	Quoted Price Prices in Active Markets (Level 1)
Assets:
U.S. government treasury bills	$300,403,000	$18,000	$300,421,000

During the years ended December 31, 2018 and 2017, the Company withdrew an aggregate of approximately $1,927,000 and $-0- from the Trust Account including approximately $750,000 for working capital and $1,177,000 for payment of federal income and state franchise taxes, including estimated taxes.

NOTE 6 — STOCKHOLDERS’ EQUITY

Common Stock

The authorized common stock of the Company is 110,000,000 shares, including 100,000,000 shares of Class A common stock and 10,000,000 shares of Class F common stock. Upon completion of the Public Offering, the Company will likely (depending on the terms of the initial Business Combination) be required to increase the number of shares of common stock which it is authorized to issue at the same time as its stockholders vote on the Business Combination to the extent the Company seeks stockholder approval in connection with its initial Business Combination. Holders of the Company’s common stock vote together as a single class and are entitled to one vote for each share of common stock.

In October 2016, the Sponsor purchased 5,750,000 shares of Class F common stock (the “Founder Shares”) for $25,000, or approximately $0.004 per share. The Sponsor had agreed to forfeit up to 750,000 Founder Shares to the extent that the over-allotment option is not exercised in full by the underwriters. The forfeiture would be adjusted to the extent that the over-allotment option is not exercised in full by the underwriters so that the initial stockholder will own 20% of the Company’s issued and outstanding shares after the Public Offering.

During September 2017, the Company effected a 1.5 for 1 stock dividend of 2,875,000 Class F shares, resulting in the initial stockholders holding an aggregate of 8,625,000 Founder Shares. The stock dividend also adjusted the shares subject to forfeiture from 750,000 to 1,125,000, to the extent that the over-allotment option was not exercised in full by the underwriters so that the Founder Shares represented 20.0% of the Company’s issued and outstanding shares after the Public Offering. Outstanding shares and per share amounts have been retroactively restated for the September 2017 stock dividend for all periods presented. On November 27, 2017, the Company was advised by the underwriters’ that the overallotment option would not be exercised. As such, the 1,125,000 shares subject to forfeiture are considered as forfeited in the accompanying financial statements as of December 31, 2017. As such at December 31, 2018 and 2017 there were 7,500,000 shares of Class F common stock issued and outstanding and 30,000,000 shares of Class A common stock outstanding (28,916,141 and 28,635,526, respectively, of which are classified outside of equity as redeemable common stock).

LEGACY ACQUISITION CORP.

Notes to Financial Statements

NOTE 6 — STOCKHOLDERS’ EQUITY (cont.)

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the board of directors. At December 31, 2018 and 2017, the rights and preferences have not been determined and there were no shares of preferred stock issued and outstanding.

ONYX ENTERPRISES INT’L, CORP.

Interim Financial Statements (unaudited)

For the six months ended June 30, 2020 and 2019

ONYX ENTERPRISES INT’L, CORP.

Unaudited Balance Sheets

As of June 30, 2020, and December 31, 2019

	June 30, 2020 (Unaudited)	December 31, 2019 (Audited)
ASSETS
Current Assets
Cash	$45,696,456	$13,618,835
Accounts receivable	2,121,744	1,168,260
Inventory	5,369,242	3,399,376
Prepaid expenses and other current assets	2,337,300	2,703,882
Total current assets	55,524,742	20,890,353

Property & equipment, net	11,165,474	11,020,781
Intangible assets	222,483	222,483
Deferred tax assets	—	263,300
Other assets	267,707	267,707
Total assets	$67,180,406	$32,664,624

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities
Accounts payable	$44,669,635	$25,213,657
Customer deposits	20,817,047	8,599,914
Accrued expenses	5,197,331	4,950,406
Preferred stocks dividend payable	41,667	41,667
Notes payable, current portion	20,323	24,627
Other current liabilities	4,065,398	2,825,552
Total current liabilities	74,811,401	41,655,823
Deferred tax liabilities	187,798	—
Notes payable, net of current portion	9,232	15,971
Total liabilities	75,008,431	41,671,794

COMMITMENTS AND CONTINGENCIES (Note 7)

STOCKHOLDERS’ DEFICIT
Preferred stock, no par value, 1,000,000 shares issued and outstanding	—	—
Common stock, no par value 418 shares authorized and 417 issued and outstanding	—	—
Additional paid up capital	5,001,000	5,001,000
Accumulated deficit	(12,829,025)	(14,008,170)
Total shareholders’ deficit	(7,828,025)	(9,007,170)
	$67,180,406	$32,664,624

The accompanying notes are an integral part of these unaudited financial statements

ONYX ENTERPRISES INT’L, CORP.

Unaudited Statements of Income

For the Six Months Ended June 30, 2020 and 2019

	2020	2019
REVENUES
E-commerce revenue, net	$184,579,489	$147,166,153
COST OF GOODS SOLD	145,212,766	115,556,356

GROSS PROFIT	39,366,723	31,609,797

OPERATING EXPENSES
Advertising	15,390,787	10,703,412
Selling, general & administrative	18,748,252	17,239,940
Depreciation	3,308,098	2,733,646
Total operating expenses	37,447,137	30,676,998

Income from operations	1,919,586	932,799

OTHER EXPENSE
Interest expense	6,821	3,320
Income before income tax	1,912,765	929,479
Income tax expenses	483,620	218,183
NET INCOME	$1,429,145	$711,296

Net income	1,429,145	711,296
Less: Preferred stocks dividends	250,000	250,000
Income available to common shareholders	$1,179,145	$461,296
Earnings per common share
Basic and diluted earnings per share	$2,828	$1,106
Weighted average number of shares (basic and diluted)	417	417

The accompanying notes are an integral part of these unaudited financial statements

ONYX ENTERPRISES INT’L, CORP.

Unaudited Statements of Cash Flows

For the Six Months Ended June 30, 2020 and 2019

	2020	2019
Cash flows from Operating Activities:
Net Income	$1,429,145	$711,296
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,308,098	2,733,646
Deferred income taxes	451,098	206,468
Changes in operating assets and liabilities:
Accounts receivable	(953,484)	110,751
Inventory	(1,969,866)	(872,585)
Prepaid expenses	366,582	1,140,321
Accounts payable	19,455,978	2,710,162
Customer deposits	12,217,133	(405,337)
Accrued expenses	246,925	(445,062)
Other current liabilities	1,239,846	128,578
Net cash provided by operating activities	35,791,455	6,018,238

Cash flows on Investing Activities:
Purchase of property and equipment	(9,344)	(64,156)
Purchase of intangible assets	—	(5,569)
Website and software development costs	(3,443,447)	(3,519,732)
Net cash used in investing activities	(3,452,791)	(3,589,457)

Cash flows from Financing Activities:
Principal paid on notes payable	(11,043)	(9,625)
Payments of preferred stock dividends	(250,000)	(250,000)
Net cash used in financing activities	(261,043)	(259,625)

NET CHANGE IN CASH	32,077,621	2,169,156
Cash, beginning of year	13,618,835	17,069,100
Cash, end of year	$45,696,456	$19,238,256

Supplemental disclosure of cash flows information:
Cash paid during the period for interest	$35,225	$3,320
Cash paid during the year for income taxes	$—	$3,200

The accompanying notes are an integral part of these unaudited financial statements.

ONYX ENTERPRISES INT’L, CORP.

Unaudited Statements of Changes in Shareholders’ Deficit

For the Six Months Ended June 30, 2020 and 2019

	Common Stock No Par Value		Preferred Stock No Par Value		Additional Paid In Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Shares	Amount	Shares	Amount
Balance at January 1, 2019	417	$—	1,000,000	$—	$5,001,000	$(12,852,330)	$(7,851,330)
Preferred stock dividend						(250,000)	(250,000)
Net income						711,296	711,296
Balance at June 30, 2019	417	$—	1,000,000	$—	$5,001,000	$(12,391,034)	$(7,390,034)

Balance at January 1, 2020	417	—	1,000,000	—	$5,001,000	$(14,008,170)	$(9,007,170)
Preferred stock dividend						(250,000)	(250,000)
Net income						1,429,145	1,429,145
Balance at June 30, 2020	417	$—	1,000,000	$—	$5,001,000	$(12,829,025)	$(7,828,025)

The accompanying notes are an integral part of the unaudited financial statements.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Unaudited Financial Statements

June 30, 2020 and 2019

Note 1 — Nature of Operations and Basis of Presentation

Onyx Enterprises Int’l, Corp. (the “Company”) is a technology driven, digital commerce company focused on creating custom infrastructure and unique user experience within niche markets, The Company was incorporated under the laws of the State of New Jersey on May 7, 2008 with a vision of creating a one-stop eCommerce destination for the automotive parts and accessories market. The Company has since become a market leader and proven brand-builder, fueled by its commitment to delivering a revolutionary shopping experience; comprehensive, accurate and varied product offerings; and continued digital commerce innovation.

Through the journey of building one of the world’s most comprehensive and complex product portfolios, as well as a proprietary end-to-end digital commerce platform, the Company has developed a distinctive proprietary platform for both digital commerce an fulfillment, relying on insights gleaned from over 14 billion data points related to car parts, a virtual shipping network comprising over 2,500 locations, nearly 5,000 active brands, and machine learning algorithms for complex fitment industries such as vehicle parts and accessories.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Critical accounting estimates are estimates for which (a) the nature of the estimate is material due to the level of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and (b) the impact of the estimate on financial condition or operating performance is material. The Company’s critical accounting estimates and assumptions affecting the financial statements include revenue recognition, return allowances, allowance for doubtful accounts, inventory valuation, valuation of deferred income tax assets and the capitalization and recoverability of software development costs.

Cash

The Company considers all immediately available cash and any investments with original maturities of three months or less, when acquired, to be cash equivalents.

Concentration of Credit Risk

Financial instruments that expose the Company to a concentration of credit risk principally include cash and accounts receivable balances. The Company maintains all of its cash in high credit quality financial institutions located in the United States. Amounts on deposit may at times exceed the Federal Deposit Insurance Corporation (FDIC) insurance limit. The Company has not experienced any losses in such accounts. Accordingly, management believes that its credit risk relating to cash is minimal. The Company manages accounts receivable credit risk through its policy of limiting extensions of credit to customers. Substantially all customer orders are paid by credit card at the point of sale.

Accounts Receivable

Accounts receivable balances include amounts due from customers. The Company periodically reviews its accounts receivable balances to determine whether an allowance for doubtful accounts is necessary based on an analysis of past due accounts, historical occurrences of credit losses, existing economic conditions, and other circumstances that may indicate that the realization of an account is in doubt. As of June 30, 2020, and 2019, the Company determined that an allowance for doubtful accounts was not necessary.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Unaudited Financial Statements

June 30, 2020 and 2019

Note 2 — Summary of Significant Accounting Policies (cont.)

Inventory

Inventories consist of purchased goods that are immediately available-for-sale and are stated at the lower of cost or net realizable value, determined using the first-in first-out method. Merchandise-in-transit directly from suppliers to customers is recorded in inventory. Risk of loss and the transfer of title from the supplier to the Company occurs at the shipping point. As of June 30, 2020, and December 31, 2019, merchandise-in-transit amounted to $4,822,910 and $2,662,933 respectively.

Website and Software Development

The Company capitalizes certain costs associated with website and software developed for internal use in accordance with Accounting Standards Codification (“ASC”) 350-50, Intangibles — Goodwill and Other — Website Development Costs and ASC 350-40, Intangibles — Goodwill and Other — Internal Use Software when both the preliminary project design and the testing stage are completed and management has authorized further funding for the project, which it deems probable of completion and to be used for the function intended. Capitalized costs include amounts directly related to website and software development such as contractors’ fees, payroll and payroll-related costs for employees who are directly associated with and who devote time to the internal-use software project. Capitalization of such costs ceases when the project is substantially complete and ready for its intended use. Capitalized costs are amortized over a three-year period commencing on the date that the specific module or platform is placed in service. Costs incurred during the preliminary stages of development and ongoing maintenance costs are expensed as incurred.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation of property and equipment is calculated on a straight-line basis over the estimated useful lives of the assets as follows:

Asset Class	Estimated useful lives
Video and studio equipment	5 years
Internally developed software	3 years
Computer and electronics	5 years
Vehicles	5 years
Furniture and fixtures	5 years
Leasehold improvements	Lesser of useful life or lease term

Intangible Assets

Intangible assets are stated at cost less impairment losses, if any. The Company reviews its intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the intangible asset may not be recoverable. When such events occur, the Company compares the carrying amount of the asset to the undiscounted expected future cash flows related to the asset. If the comparison indicates that an impairment exists, the amount of the impairment is calculated as the difference between the excess of the carrying amount over the fair value of the asset. The Company has determined that there were no triggering events in the six months ended June 30, 2020 and 2019, and no impairment charges were necessary. The estimated useful lives of such assets are as follows.

Estimated useful lives
Domain names	Indefinite

Revenue Recognition

The Company recognizes revenue from product sales and associated shipping fees, net of promotional discounts and return allowances, when the following revenue recognition criteria are met: persuasive evidence of an arrangement exists; the selling price is fixed or determinable; collectability is reasonably assured; and the product is delivered to the customer. The Company estimates customer product return allowances based on historical experience and reduces product revenue, inclusive of shipping fees, by expected product returns.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Unaudited Financial Statements

June 30, 2020 and 2019

Note 2 — Summary of Significant Accounting Policies (cont.)

Amounts received from customers prior to the delivery of products are recorded as customer deposits in the accompanying balance sheets. These advances are recognized as revenue in accordance with the Company’s policy on revenue recognition.

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). This new standard replaces all previous accounting guidance on this topic eliminates all industry-specific guidance and provides a unified model to determine how revenue is recognized. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In doing so, companies need to use more judgment and make more estimates than under prior guidance. Judgments include identifying performance obligations in the contract, estimating the amount of consideration to include in the transaction price, and allocating the transaction price to each performance obligation.

Effective January 1, 2019 the Company elected to adopt ASU 2014-09 using the modified retrospective method which applied to all new contracts initiated on or after January 1, 2019 and all open contracts which had remaining obligations as of that date. Prior period amounts are not adjusted and continue to be reported in accordance with the Company’s historical accounting practices under Topic 605. The adoption of ASU 2014-09 did not have a material impact on the Company’s balance sheets and financial results for the six months ended June 30, 2019 and there was no cumulative effect to retained earnings on the date of adoption.

In determining the appropriate amount of revenue to be recognized as it fulfills its obligations under its agreements, the Company performs the following steps (i) identifies contracts with customers; (ii) Identifies performance obligation(s); (iii) determines the transaction price; (iv) allocates the transaction price to the performance obligation(s); and (v) recognizes revenue when (or as) the Company satisfies each performance obligation.

The Company recognizes revenue on product sales through the Company’s website as the principal in the transaction as the Company has concluded it controls the product before it is transferred to the customer. The Company controls products when it is the entity responsible for fulfilling the promise to the customer and takes responsibility for the acceptability of the goods, assumes inventory risk from shipment through the delivery date, has discretion in establishing prices, and selects the suppliers of products sold.

Sales discounts earned by customers at the time of purchase and taxes collected from customers, which are remitted to governmental authorities, are deducted from gross revenue in determining net revenue. Allowances for sales returns are estimated and recorded based on historical experience and reduce product revenue, inclusive of shipping fees, by expected product returns. Net allowances for sales returns at June 30, 2020 and December 31, 2019, were $712,744 and $495,697 respectively.

The Company also earns advertising revenues through sales of media space on its e-commerce site. Advertising revenue is recognized during the period in which the advertisements are displayed on the Company’s e-commerce site. Advertising revenue amounted to $185,191 and $148,430 for the six months ended June 30, 2020 and 2019, respectively.

The Company has two types of contractual liabilities: (i) amount received from customers prior to the delivery of products are recorded as customer deposits in the accompanying balance sheets and are recognized as revenue when the products are delivered, (ii) site credits, which are initially recorded in accrued expenses, are recognized as revenue in the period they are redeemed.

Cost of Goods Sold

Cost of goods sold consists of the cost of product sold to customers, plus shipping and handling costs and shipping supplies, net of vendor rebates.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Unaudited Financial Statements

June 30, 2020 and 2019

Note 2 — Summary of Significant Accounting Policies (cont.)

Income Taxes

The Company is a C-corporation for Federal income tax purposes. Accordingly, the Company accounts for income taxes in accordance with the provisions of ASC 740 Income Taxes (“ASC 740”). Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and net operating loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates for years in which those temporary differences are expected to be recovered or settled. The measurement of net deferred tax assets is reduced by the amount of any tax benefit that, based on available evidence, is not expected to be realized, and a corresponding allowance is established. The current income tax provision reflects the tax consequences of revenues and expenses currently taxable or deductible on the Company’s various income tax returns for the reporting year.

The Company files U.S. federal and State of New Jersey tax returns. The Company had no unrecognized tax benefits at June 30, 2020 and December 31, 2019.

ASC 740 also provides guidance on the accounting for uncertain tax positions recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, management concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There are no amounts accrued for penalties or interest as of or during the six months ended June 30, 2020 and 2019. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

New Accounting Standards

The Company has adopted 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes, in relation to ASC 740, which eliminates the current and noncurrent designations of deferred income taxes and requires that deferred tax assets and liabilities be presented in the balance sheet as a net non- current asset or liability. Early adoption is permitted. The adoption had no significant impact on its financial statements and related disclosures.

In February 2016, the FASB issued ASU 2018-15, “Intangibles — Goodwill and Other- Internal-Use Software (Subtopic 350-40)” (“ASU 2018-15”). The objective of this update is to align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. The new standard is for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted. The Company has adopted the standard. The adoption had no significant impact on its financial statements and related disclosures.

In February 2016, the FASB issued ASU 2016-02 Leases (Topic 842) which requires the recognition of a “right to use” asset and a corresponding lease liability, initially measured at the present value of the lease payments, on the balance sheet for all of the Company’s lease obligations. This ASU is effective for fiscal years beginning after December 15, 2020. The Company is currently evaluating the effect that this pronouncement will have on its financial statements and related disclosures.

See “Revenue Recognition” above for a discussion of the Company’s adoption of ASU 2014-09.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Unaudited Financial Statements

June 30, 2020 and 2019

Note 3 — Liquidity Outlook

As at June 30, 2020 the Company had negative working capital (current liabilities exceed current assets) amounting to $19,288,498. The Company operates a capital efficient, negative working capital model of operations for the last several years. The Company believes that this negative working capital operating model will continue to provide a significant source of liquidity for the Company’s long-term capital requirements. The Company’s funds from operations have been sufficient to meet all of the Company’s operating and investment requirements to-date. As of June 30, 2020, and 2019, the Company had positive net income as well as positive cash flow from operations. Based on management’s projections and history of utilizing the negative working capital operating model, management believes the Company has sufficient funds to meet its targeted growth, as well as planned investment in software for foreseeable future. Should the Company require additional capital to fund its business, it may obtain additional financing or reallocate the funds used in capital investment and operating expenditures.

Note 4 — Property and Equipment

Property and equipment consisted of the following as at:

	June 30, 2020	December 31, 2019
Website and software development	$30,054,610	$26,611,163
Furniture and fixtures	843,576	843,576
Computers and electronics	683,943	677,943
Vehicles	470,808	467,463
Leasehold improvements	219,757	219,757
Video and equipment	176,902	176,903
Total – Gross	32,449,596	28,996,804
Less: accumulated depreciation	(21,284,122)	(17,976,024)
Total – Net	$11,165,474	$11,020,781

Property and equipment include the following amounts for assets recorded under capital leases.

	June 30, 2020	December 31, 2019
Gross value at cost	$343,433	$343,433
Accumulated depreciation	287,732	278,087
Net	$55,701	$65,346

Depreciation of property and equipment for the six months ended June 30, 2020 and 2019 amounted to $3,308,098 and $2,733,646 respectively.

Note 5 — Borrowings

Automobile and Equipment Leases

As of June 30, 2020, and 2019, the Company’s other borrowings consisted of automobile and equipment leases. Interest rates ranged from 4% to 12%. The principal and interest payments extend through the November 30, 2021.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Unaudited Financial Statements

June 30, 2020 and 2019

Note 5 — Borrowings (cont.)

Future minimum lease payments under non-cancelable capital leases as of June 30, 2020 were as follows:

Year ending June 30,
2021	$22,847
2022	9,520
Sub-Total	32,367
Less: Interest expenses	(2,812)
Total	$29,555

Note 6 — Shareholders’ Deficit

Authorized Capitalization

The Company is currently authorized to issue 1,000,418 shares, consisting of 418 shares of common stock with no par value and 1,000,000 shares of preferred stock with no par value. The preferred shares are currently designated as Series A Shares and have purchase price of $5.00 per share.

Shares of Common Stock

As of June 30, 2020 and December 31, 2019, the Company had issued 417 shares of common stock having equal voting rights (one share, one vote) and are entitled to dividends if and when declared by the Board of Directors, subject to the rights and provisions of the Series A Preferred Stock.

Shares of Series A Preferred Stock

As of June 30, 2020 and December 31, 2019, the Company had issued 1,000,000 shares of Series A Preferred Stock. These shares are non-voting, bear dividends at the rate of 10% per annum, which is accrued on a daily cumulative basis, whether declared or not, and are payable monthly in arrears, the payment of which is subject to the availability of surplus earnings and sufficient cash. As of each of June 30, 2020 and December 31, 2019, the total unpaid dividends on Series A Preferred Stock amounted to $41,667 respectively.

The Company, at its option, may redeem the Series A Preferred Stock, in whole or in part, at any time at a price equal to the original issue price and unpaid accrued dividends. In the event of a liquidation, deemed liquidation event or upon occurrence of certain events of default, the holders of Series A Preferred Stock, who also own a majority of the Company’s voting rights, are entitled to receive an amount equal to (a) the sum of four times the original issue price plus (b) unpaid accrued dividends, prior to making any liquidation payments to holders of the Company’s common stock (collectively, the “Liquidation Preference”). The Liquidation Preference amount as of each of June 30, 2020 and December 31, 2019, is $20,041,667 respectively.

The Company is party to a Stockholders’ Agreement, an Investor Rights Agreement and a Security Agreement. These agreements collectively provide the holders of the Company’s Series A Preferred Stock with rights to designate two nominees to the Company’s Board of Directors, grants such holders a right of first refusal in certain future equity offerings and secures certain obligations to the holders of Series A Preferred Stock by granting a senior secured interest in all of the assets of the Company as collateral. The holders of Series A Preferred Stock must also approve certain financing and investing transactions, authorize the payment of dividends and approve certain fundamental changes to the Company’s business.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Unaudited Financial Statements

June 30, 2020 and 2019

Note 6 — Shareholders’ Deficit (cont.)

As of the date of these financial statements, the holders of Series A Preferred Stock, pursuant to certain deposit accounts control agreements, have issued notices to the Company’s banks requesting the payment of the Liquidation Preference on the grounds that a deemed liquidation event has occurred. This was triggered in the last of week of March 2020 based on the volatile financial outlook presented to the Board as a result of the outbreak of COVID-19. The Company has disputed these notices and obtained a stay order from the Superior Court of New Jersey, Chancery Division, Monmouth County until it issues its final order. At this point as the litigation is still ongoing, no opinion can be offered as to the potential outcome or any potential exposure of the Company as to any monetary judgment.

Note 7 — Commitments and Contingencies

Operating Leases

The Company has several non-cancelable operating leases for facilities and vehicles that expire over the next four years. Rental expense for operating leases was $608,044 and $642,654 for the six months ended June 30, 2020 and 2019, respectively.

Future minimum lease payments under non-cancelable operating leases as of June 30, 2020 are as follows:

Year ending June 30,
2021	$1,121,785
2022	1,116,843
2023	650,129
2024	316,453
$3,205,210

Legal Matters

Onyx Enterprises Int’l Corp. v. Regency Global Solutions Inc

On or about August 19, 2016, the Company filed a complaint in the United States District Court for the Southern District of New York against Regency Global Solutions, Inc. alleging breach of contract; unjust enrichment; and seeking an accounting. As a result of defendant’s failure to answer the complaint, on December 1, 2016 the Company filed an order to show cause for default judgment, which was ordered on the Company’s behalf on December 14, 2016. Since the order of the default judgment, the Company has made significant efforts to locate assets upon which the Company could levy and satisfy the judgment but has not yet recovered any amounts to date. As of June 30, 2020, and December 31, 2019, the total allowance recorded against the receivables of $506,409 amounted to $430,448 and $354,445 respectively.

California Air Resources Board (CARB) v. Onyx Enterprises Int’l Corp (closed case)

On September 18, 2018, the California Air Resources Board (“CARB”), first notified the Company of its allegations that between September 2015 and 2018, the Company offered for sale and/or sold products developed by third parties that were not exempted by CARB pursuant to 13 C.C.R. §§ 22220. On August 3, 2020, the Company entered into a Settlement Agreement and Release with CARB pursuant to which it did not admit fault, but agreed to pay a fine in the aggregate amount of $281,000, of which $140,500 is payable to fund a Supplemental Environmental Project entitled Installation of School Air Filtration Systems — El Centro (Imperial County).

The insurance carrier has agreed to pay the full settlement amount pursuant to the Company’s advertising injury policy in lieu of seeking recompense from the manufacturers at fault. The Company has recorded $281,000 a as claim receivable as of June 30, 2020. The Company has also implemented a series of supplemental CARB compliance procedures with the goal of avoiding a recurrence of the situation that led to the alleged violation. The Company accrued $281,000 and, $312,000 as of June 30, 2020 and December 31, 2019, respectively.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Unaudited Financial Statements

June 30, 2020 and 2019

Note 7 — Commitments and Contingencies (cont.)

Environmental Protection Agency (“EPA”) v. Onyx Enterprises Int’l Corp. d/b/a CARiD

On October 22, 2018, the U.S. Environmental Protection Agency (the “EPA”), submitted a formal information request asserting that the Company sold improper and illegal defeat devices in violation of the Clean Air Act (the “CAA”). The Company responded on December 2018. On July 16, 2020, the EPA presented the Company with a notice of violation directed to a subset of sales performance parts that the EPA alleges were sold by the Company in violation of the CAA. The EPA did not propose an aggregate fine but identified 267 transactions as being in violation of the CAA. The products in question were sold by the Company in 2018 and have since been removed from its platform. The management believe that the fine may be about $75,000 and that the final disposition of this matter will not have a material adverse effect on the Company’s balance sheets or results of operations. The Company accrued $75,000 and, $0 as of June 30, 2020 and December 31, 2019, respectively.

Stockholder Litigation

The Company has been named as a defendant in Stanislav Royzenshteyn and Roman Gerashenko v. Prashant Pathak, Carey Kurtin, Ekagrata, Inc., Onyx Enterprises Canada Inc., Onyx Enterprises Int’l Corp., In Colour Capital, Inc., J. William Kurtin, has been named as a nominal defendant in Onyx Enterprises Canada Inc. v. Stanislav Royzenshteyn and Roman Gerashenko and Onyx Enterprises Int’l, Corp., and as a third- party defendant in Prashant Pathak and Carey Kurtin v. Onyx Enterprises Int’l Corp., all in the Superior Court of New Jersey Chancery Division Monmouth County (collectively with all other matters related to the foregoing litigation, the “Stockholder Litigation”). The initial claim, made on February 12, 2018, stemmed from disputes between Stanislav Royzenshteyn and Roman Gerashenko (together, the “Founder Stockholders”) and Onyx Enterprises Canada Inc. and its principals (collectively, the “Investor Stockholder and Principals”) arising from circumstances relating to the 2015 Series A financing in which the Investor Stockholder and Principals participated. The initial complaint has since been withdrawn and amended multiple times to both defend the initial cause of action and add new causes of action against the Investor Stockholder and Principals; meanwhile, the Investor Stockholder and Principals have sought to dismiss the claim. The court appointed Kailas Agrawal, Chief Financial Officer of the Company, as a provisional director on the board of directors to bring the board of directors to five (5) directors. The initial claims were expanded to include two orders to show cause, one regarding the Company’s termination of Roman Gerashenko as Chief Executive Officer on December 24, 2018 and the second requesting removal of Kailas Agrawal as the court appointed independent provisional director; however, the court denied both requests on January 10, 2019.

While the core dispute rests between the Founder Stockholders and the Investor Stockholder and Principals, the Investor Stockholder and Principals have made claims directly against the Company alleging that the Company has an obligation to indemnify certain individuals affiliated with the Investor Stockholders pursuant to director indemnification agreements signed by the Company and such individuals. On March 13, 2019, the Founder Shareholders requested that the court not grant such relief to the Investor Stockholders. The Company also filed an answer to the complaint together with defenses to the claims for indemnification and have denied any wrongdoing or liability by the Company. Discovery is close to being completed, but there are several pending discovery issues and matters that remain outstanding.

The former Chief Executive Officer (“CEO”) of the Company, Steven Royzenshteyn, who is a plaintiff in the Shareholder Litigation, has recently filed a motion to amend the complaint in the Shareholder Litigation to assert claims arising from the Board of Director’s acceptance of his resignation as CEO. Mr. Royzenshteyn has asserted that he did not resign but was terminated by the Board in breach of his employment agreement. His proposed complaint seeks payment of his severance and damages from the Company associated with his alleged termination. The motion to amend the complaint is still pending. The management is of the opinion that the claim is without merit and don’t expect any liability. It is not possible at this time to determine the amount, if any, of the award that may be made against the Company. Any amount awarded as a result will be recorded in the period it occurs.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Unaudited Financial Statements

June 30, 2020 and 2019

Note 7 — Commitments and Contingencies (cont.)

At this point in the litigation with discovery still ongoing, no opinion can be offered at this point as to the potential outcome of the Stockholder Litigation or as to any potential exposure of the Company to any monetary judgment.

Other Matters

The Company is subject to certain legal proceedings and claims which are common to, and arise in the ordinary course of, its business. Historically, the Company has been involved in legal proceedings or has received a variety of communications alleging that certain products marketed through its e-commerce distribution platform violate a) third-party intellectual property rights, including but not limited to copyrights, designs, marks, patents and trade names, or b) governmental regulation, including emission control regulations or c) defective products or employee disputes. With regard to intellectual property rights, brand, content owners and others have actively asserted their alleged intellectual property rights against many online companies, including the Company. With regard to governmental regulation, the Company receives inquiries from governmental agencies that regulate the automobile industry to monitor compliance with emissions and other standards. With regard to defective products, the Company is covered by the vendor or manufacturer’s warranty. The Company has not incurred any material losses to date with respect to these types of matters nor does management believe that the final disposition of any such pending matters will have a material adverse effect on the Company’s financial position or results of operations.

Note 8 — Employee Retirement Plan

The Company adopted a 401(k)-defined contribution plan covering all full-time employees who have completed twelve months of service. The Company may, at its sole discretion, match up to a percentage of each participating employee’s salary. The Company’s contributions vest in annual installments over five years. The Company did not make any discretionary contributions during the six months ended June 30, 2020 and 2019.

Note 9 — Sales Tax

On June 21, 2018, the U.S. Supreme Court issued a ruling in South Dakota v. Wayfair, Inc. and overruled the 1992 Quill Corp v. North Dakota case (which had established that, as a general matter, a jurisdiction may only impose sales and use tax collection obligations on sellers with a physical presence in that jurisdiction). As a result of the Wayfair ruling, many U.S. jurisdictions now require remote sellers to collect sales and use tax upon satisfying certain sales thresholds. During the year ended December 31, 2019, the Company completed an evaluation of its sales and use tax obligations in all jurisdictions that have a material impact on the Company’s operations and registered for sales tax collection in all applicable jurisdictions. In certain jurisdictions registration required the payment of taxes, interest and/or penalties. As a result of the evaluation noted above, the Company’s management believes that the final disposition of pending sales and use tax matters related to registration as a remote seller, if any, will not have a material adverse effect on the Company’s financial position or results of operations.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Unaudited Financial Statements

June 30, 2020 and 2019

Note 10 — Income Tax

The income tax expenses for the six months ended June 30, 2020 and 2019, consisted of the following:

	June 30,
	2020	2019
Current
Federal	$—	$—
State	32,524	11,715
Sub-total	$32,524	$11,715
Deferred
Federal	463,252	203,753
State	(12,156)	2,715
Sub-total	$451,096	$206,468
Total income tax	$483,620	218,183

For the six months ended June 30, 2020 and 2019, the effective income tax rate of 25.25% and 23.47% respectively differs from the federal statutory rate of 21% due to the effect of state income taxes and expenses not deductible for income tax purposes.

The components of the Company’s net deferred tax assets/(liabilities) consist of the following as at:

	June 30, 2020	December 31, 2019
Inventory capitalization	$3,852	$2,300
Allowance for doubtful accounts	91,267	107,400
Accrued expenses	161,161	138,100
Charitable contribution	5,276	5,300
Net operating loss carryforward	238,708	1,814,300
Accumulated depreciation	(2,433,035)	(2,330,900)
Deferred revenue	1,744,973	526,800
Net deferred tax (liabilities)/assets	$(187,798)	$263,300

As of June 30, 2020, the Company had approximately $338,000 in federal net operating losses available to offset future taxable income. This entire amount is available for carried forward indefinitely.

The Company does not currently anticipate any significant increase or decrease of the total amount of unrecognized tax benefits within the next twelve months.

None of the Company’s Federal or state income tax returns are currently under examination by the Internal Revenue Service or state authorities. However, fiscal years 2017 and later remain subject to examination by the IRS and respective states.

Note 11 — Subsequent Events

Though, the ongoing COVID-19 pandemic has caused an economic downturn on a global scale, disrupted global supply chains, and created significant uncertainty, volatility, and disruption across economies, for the Company, due to the further adoption of online shopping preferences, it has had a positive effect on its e- commerce business operations, including a substantial increase in the Company’s net sales, profitability and cashflows. The Company has largely been successful in managing its supply chain with just marginal increases in order cancellations and delivery time schedule. The Company expects the change in shopping behavior of its customers will continue to benefit the Company in future.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Unaudited Financial Statements

June 30, 2020 and 2019

Note 11 — Subsequent Events (cont.)

On September 19, 2020 the Company entered into a business combination agreement (BCA) with Legacy Acquisition Corp (“Legacy”). The proposed transaction implies an equity valuation of $331 million for the post- merger combined entity. Estimated cash proceeds from the transaction are expected to consist of Legacy’s $64 million of cash in trust less expenses and assuming no redemptions of outstanding warrants that were issued by Legacy.

The Company has evaluated subsequent events through September 30, 2020, which is the date that these financial statements were available to be issued and determined that no subsequent events, other than the events disclosed or reflected in these financial statements, have occurred that would require recognition or disclosure in these financial statements.

ONYX ENTERPRISES INT’L, CORP.

Audited Financial Statements

For the years ended December 31, 2019, 2018 and 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of Onyx Enterprises Int’l Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Onyx Enterprises Int’l Corp (the “Company”) as of December 31, 2019 and 2018, and the related statements of operations, changes in shareholders’ deficit, and cash flows for the years ended December 31, 2019, 2018, and 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years ended December 31, 2019, 2018, and 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the generally accepted auditing standards established by the Auditing Standards Boards (United States) and in accordance with the auditing standards of PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditors since 2020.

New York, New York

September 23, 2020

ONYX ENTERPRISES INT’L, CORP.

Balance Sheets

As of December 31, 2019 and 2018

	2019	2018
ASSETS
Current Assets
Cash	$13,618,835	$17,069,100
Accounts receivable	1,168,260	1,111,711
Inventory	3,399,376	2,768,143
Prepaid expenses and other current assets	2,703,882	2,588,411
Total current assets	20,890,353	23,537,365
Property & equipment, net	11,020,781	9,674,389
Intangible assets	222,483	216,914
Deferred tax assets	263,300	120,256
Other assets	267,707	267,707
Total assets	$32,664,624	$33,816,630

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities
Accounts payable	$25,213,657	$25,133,757
Customer deposits	8,599,914	9,356,512
Accrued expenses	4,950,406	4,498,482
Preferred stocks dividend payable	41,667	41,667
Notes payable, current portion	24,627	26,331
Other current liabilities	2,825,552	2,576,558
Total current liabilities	41,655,823	41,633,307
Notes payable, net of current portion	15,971	34,653
Total liabilities	41,671,794	41,667,960

COMMITMENTS AND CONTINGENCIES (Note 7)

STOCKHOLDERS’ DEFICIT
Preferred stock, no par value, 1,000,000 shares issued and outstanding	—	—
Common stock, no par value 418 shares authorized and 417 issued and outstanding	—	—
Additional paid up capital	5,001,000	5,001,000
Accumulated deficit	(14,008,170)	(12,852,330)
Total shareholders’ deficit	(9,007,170)	(7,851,330)
Total liabilities and shareholders’ deficit	$32,664,624	$33,816,630

The accompanying notes are an integral part of these financial statements

ONYX ENTERPRISES INT’L, CORP.

Statements of Operations

For the Years Ended December 31, 2019, 2018 and 2017

	2019	2018	2017
REVENUES
E-commerce revenue, net	$287,820,277	$288,632,927	$244,673,955
COST OF GOODS SOLD	226,603,934	226,967,953	188,927,934
GROSS PROFIT	61,216,343	61,664,974	55,746,021

OPERATING EXPENSES
Advertising	20,986,879	21,796,677	21,035,068
Selling, general & administrative	35,147,259	36,066,049	28,771,294
Depreciation	5,847,413	4,345,441	2,840,223
Total operating expenses	61,981,551	62,208,167	52,646,585
(Loss)/Income from operations	(765,208)	(543,193)	3,099,436

OTHER EXPENSE
Interest expense	34,534	915	292,465
(Loss)/Income before income tax	(799,742)	(544,108)	2,806,971
Income tax (benefit)/expenses	(143,902)	96,295	643,981
NET (LOSS)/INCOME	$(655,840)	$(640,403)	$2,162,990

Net (loss) income	$(655,840)	$(640,403)	$2,162,990
Less: Preferred stocks dividends	500,000	500,000	728,201
(Loss) Income available to common shareholders	$(1,155,840)	$(1,140,403)	$1,434,789

(Loss) Earnings per common share
Basic and diluted (loss) earnings per share	$(2,772)	$(2,735)	$3,441
Weighted average number of shares (basic and diluted)	417	417	417

The accompanying notes are an integral part of these financial statements

ONYX ENTERPRISES INT’L, CORP.

Statements of Cash Flows

For the Years Ended December 31, 2019, 2018 and 2017

	2019	2018	2017
Cash flows from Operating Activities:
Net (Loss)/Income	$(655,840)	$(640,403)	$2,162,990
Adjustments to reconcile net (loss)/income to net cash provided by operating activities:
Depreciation	5,847,413	4,345,441	2,840,223
Amortization of deferred financing costs	—	—	217,081
Gain sale of fixed assets	(500)	—	(25,468)
Deferred income (benefits) taxes	(143,044)	90,655	650,362
Changes in operating assets and liabilities:
Accounts receivable	(56,549)	(407,927)	21,963
Inventory	(631,233)	(767,842)	(109,712)
Prepaid expenses	(115,471)	(478,011)	(1,202,419)
Other assets	—	(10,000)	(216,083)
Accounts payable	79,901	5,320,153	2,389,928
Customer deposits	(756,598)	1,771,093	1,964,192
Accrued expenses	451,924	(615,625)	3,678,862
Other current liabilities	248,994	2,082,155	84,687
Net cash provided by operating activities	4,268,997	10,689,689	12,456,606

Cash flows on Investing Activities:
Proceeds from sale of fixed assets	500	—	29,000
Purchase of property and equipment	(85,345)	(417,140)	(315,614)
Purchase of intangible assets	(5,570)	(216,914)	—
Website and software development costs	(7,108,461)	(6,629,276)	(5,185,837)
Net cash used in investing activities	(7,198,876)	(7,263,330)	(5,472,451)

Cash flows from Financing Activities:
Payments of Bank Loan	—	—	(2,930,000)
Principal paid on notes payable	(20,386)	(4,647)	(13,363)
Payments of preferred stock dividends	(500,000)	(1,186,534)	—
Net cash used in financing activities	(520,386)	(1,191,181)	(2,943,363)

NET CHANGE IN CASH	(3,450,265)	2,235,178	4,040,792
Cash, beginning of year	17,069,100	14,833,922	10,793,130
Cash, end of year	$13,618,835	$17,069,100	$14,833,922

Supplemental disclosure of cash flows information:
Non cash financing activity – Capital lease obtained	$—	$57,038	$10,202
Cash paid during the period for interest	$6,130	$915	$75,384
Cash paid during the year for income taxes	$3,200	$2,892	$2,000

The accompanying notes are an integral part of these financial statements.

ONYX ENTERPRISES INT’L, CORP.

Statements of Changes in Shareholders’ Deficit

For the Years Ended December 31, 2019, 2018 and 2017

	Common Stock No Par Value		Preferred Stock No Par Value		Additional Paid in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Shares	Amount	Shares	Amount
Balance at January 1, 2017	417	$—	1,000,000	$—	$5,001,000	$(13,146,716)	$(8,145,716)
Preferred stock dividend						(728,201)	(728,201)
Net Income						2,162,990	2,162,990
Balance at December 31, 2017	417	$—	1,000,000	$—	$5,001,000	$(11,711,927)	$(6,710,927)
Preferred stock dividend						(500,000)	(500,000)
Net Income						(640,403)	(640,403)
Balance at December 31, 2018	417	—	1,000,000	—	$5,001,000	$(12,852,330)	$(7,851,330)
Preferred stock dividend						(500,000)	(500,000)
Net Loss						(655,840)	(655,840)
Balance at December 31, 2019	417	$—	$1,000,000	$—	$5,001,000	$(14,008,170)	$(9,007,170)

The accompanying notes are an integral part of the financial statements.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Financial Statements

December 31, 2019 and 2018

Note 1 — Nature of Operations and Basis of Presentation

Onyx Enterprises Int’l, Corp. (the “Company”) is a technology driven, digital commerce company focused on creating custom infrastructure and unique user experience within niche markets, The Company was incorporated under the laws of the State of New Jersey on May 7, 2008 with a vision of creating a one-stop eCommerce destination for the automotive parts and accessories market. The Company has since become a market leader and proven brand-builder, fueled by its commitment to delivering a revolutionary shopping experience; comprehensive, accurate and varied product offerings; and continued digital commerce innovation.

Through the journey of building one of the world’s most comprehensive and complex product portfolios, as well as a proprietary end-to-end digital commerce platform, the Company has developed a distinctive proprietary platform for both digital commerce an fulfillment, relying on insights gleaned from over 14 billion data points related to car parts, a virtual shipping network comprising over 2,500 locations, nearly 5,000 active brands, and machine learning algorithms for complex fitment industries such as vehicle parts and accessories.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Critical accounting estimates are estimates for which (a) the nature of the estimate is material due to the level of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and (b) the impact of the estimate on financial condition or operating performance is material. The Company’s critical accounting estimates and assumptions affecting the financial statements include revenue recognition, return allowances, allowance for doubtful accounts, inventory valuation, valuation of deferred income tax assets and the capitalization and recoverability of software development costs.

Cash

The Company considers all immediately available cash and any investments with original maturities of three months or less, when acquired, to be cash equivalents.

Concentration of Credit Risk

Financial instruments that expose the Company to a concentration of credit risk principally include cash and accounts receivable balances. The Company maintains all of its cash in high credit quality financial institutions located in the United States. Amounts on deposit may at times exceed the Federal Deposit Insurance Corporation (FDIC) insurance limit. The Company has not experienced any losses in such accounts. Accordingly, management believes that its credit risk relating to cash is minimal. The Company manages accounts receivable credit risk through its policy of limiting extensions of credit to customers. Substantially all customer orders are paid by credit card at the point of sale.

Accounts Receivable

Accounts receivable balances include amounts due from customers. The Company periodically reviews its accounts receivable balances to determine whether an allowance for doubtful accounts is necessary based on an analysis of past due accounts, historical occurrences of credit losses, existing economic conditions, and other circumstances that may indicate that the realization of an account is in doubt. As of December 31, 2019 and 2018, the Company determined that an allowance for doubtful accounts was not necessary.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Financial Statements

December 31, 2019 and 2018

Note 2 — Summary of Significant Accounting Policies (cont.)

Inventory

Inventories consist of purchased goods that are immediately available-for-sale and are stated at the lower of cost or net realizable value, determined using the first-in first-out method. Merchandise-in-transit directly from suppliers to customers is recorded in inventory. Risk of loss and the transfer of title from the supplier to the Company occurs at the shipping point. As of December 31, 2019, and 2018, merchandise-in-transit amounted to $2,662,933 and $2,374,813 respectively.

Website and Software Development

The Company capitalizes certain costs associated with website and software developed for internal use in accordance with Accounting Standards Codification (“ASC”) 350-50, Intangibles – Goodwill and Other – Website Development Costs and ASC 350-40, Intangibles – Goodwill and Other – Internal Use Software when both the preliminary project design and the testing stage are completed and management has authorized further funding for the project, which it deems probable of completion and to be used for the function intended. Capitalized costs include amounts directly related to website and software development such as contractors’ fees, payroll and payroll-related costs for employees who are directly associated with and who devote time to the internal-use software project. Capitalization of such costs ceases when the project is substantially complete and ready for its intended use. Capitalized costs are amortized over a three-year period commencing on the date that the specific module or platform is placed in service. Costs incurred during the preliminary stages of development and ongoing maintenance costs are expensed as incurred.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation of property and equipment is calculated on a straight-line basis over the estimated useful lives of the assets as follows:

Asset Class	Estimated useful lives
Video and studio equipment	5 years
Internally developed software	3 years
Computer and electronics	5 years
Vehicles	5 years
Furniture and fixtures	5 years
Leasehold improvements	Lesser of useful life or lease term

Intangible Assets

Intangible assets are stated at cost less impairment losses, if any. The Company reviews its intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the intangible asset may not be recoverable. When such events occur, the Company compares the carrying amount of the asset to the undiscounted expected future cash flows related to the asset. If the comparison indicates that an impairment exists, the amount of the impairment is calculated as the difference between the excess of the carrying amount over the fair value of the asset. The Company has determined that there were no triggering events in the years ended December 31, 2019, 2018 and 2017, and no impairment charges were necessary. The estimated useful lives of such assets are as follows.

Estimated useful lives
Domain names	Indefinite

Revenue Recognition

The Company recognizes revenue from product sales and associated shipping fees, net of promotional discounts and return allowances, when the following revenue recognition criteria are met: persuasive evidence of an arrangement exists; the selling price is fixed or determinable; collectability is reasonably assured; and the product is delivered to the customer. The Company estimates customer product return allowances based on historical experience and reduces product revenue, inclusive of shipping fees, by expected product returns.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Financial Statements

December 31, 2019 and 2018

Note 2 — Summary of Significant Accounting Policies (cont.)

Amounts received from customers prior to the delivery of products are recorded as customer deposits in the accompanying balance sheets. These advances are recognized as revenue in accordance with the Company’s policy on revenue recognition.

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). This new standard replaces all previous accounting guidance on this topic eliminates all industry-specific guidance and provides a unified model to determine how revenue is recognized. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In doing so, companies need to use more judgment and make more estimates than under prior guidance. Judgments include identifying performance obligations in the contract, estimating the amount of consideration to include in the transaction price, and allocating the transaction price to each performance obligation.

Effective January 1, 2019 the Company elected to adopt ASU 2014-09 using the modified retrospective method which applied to all new contracts initiated on or after January 1, 2019 and all open contracts which had remaining obligations as of that date. Prior period amounts are not adjusted and continue to be reported in accordance with the Company’s historical accounting practices under Topic 605. The adoption of ASU 2014-09 did not have a material impact on the Company’s balance sheets and financial results for the year ended December 31, 2019 and there was no cumulative effect to retained earnings on the date of adoption.

In determining the appropriate amount of revenue to be recognized as it fulfills its obligations under its agreements, the Company performs the following steps (i) identifies contracts with customers; (ii) Identifies performance obligation(s); (iii) determines the transaction price; (iv) allocates the transaction price to the performance obligation(s); and (v) recognizes revenue when (or as) the Company satisfies each performance obligation.

The Company recognizes revenue on product sales through the Company’s website as the principal in the transaction as the Company has concluded it controls the product before it is transferred to the customer. The Company controls products when it is the entity responsible for fulfilling the promise to the customer and takes responsibility for the acceptability of the goods, assumes inventory risk from shipment through the delivery date, has discretion in establishing prices, and selects the suppliers of products sold.

Sales discounts earned by customers at the time of purchase and taxes collected from customers, which are remitted to governmental authorities, are deducted from gross revenue in determining net revenue. Allowances for sales returns are estimated and recorded based on historical experience and reduce product revenue, inclusive of shipping fees, by expected product returns. Net allowances for sales returns at December 31, 2019, 2018 and 2017 were $495,697, $480,192, and $427,604, respectively.

The Company also earns advertising revenues through sales of media space on its e-commerce site. Advertising revenue is recognized during the period in which the advertisements are displayed on the Company’s e-commerce site. Advertising revenue amounted to $305,863, $254,940, and $354,817 for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has two types of contractual liabilities: (i) amount received from customers prior to the delivery of products are recorded as customer deposits in the accompanying balance sheets and are recognized as revenue when the products are delivered, (ii) site credits, which are initially recorded in accrued expenses, are recognized as revenue in the period they are redeemed.

Cost of Goods Sold

Cost of goods sold consists of the cost of product sold to customers, plus shipping and handling costs and shipping supplies, net of vendor rebates.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Financial Statements

December 31, 2019 and 2018

Note 2 — Summary of Significant Accounting Policies (cont.)

Income Taxes

The Company is a C-corporation for Federal income tax purposes. Accordingly, the Company accounts for income taxes in accordance with the provisions of ASC 740 Income Taxes (“ASC 740”). Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and net operating loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates for years in which those temporary differences are expected to be recovered or settled. The measurement of net deferred tax assets is reduced by the amount of any tax benefit that, based on available evidence, is not expected to be realized, and a corresponding allowance is established. The current income tax provision reflects the tax consequences of revenues and expenses currently taxable or deductible on the Company’s various income tax returns for the reporting year.

The Company files U.S. federal and State of New Jersey tax returns. The Company had no unrecognized tax benefits at December 31, 2019 and 2018.

ASC 740 also provides guidance on the accounting for uncertain tax positions recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, management concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There are no amounts accrued for penalties or interest as of or during the years ended December 31, 2019 and 2018. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

New Accounting Standards

The Company has adopted 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes, in relation to ASC 740, which eliminates the current and noncurrent designations of deferred income taxes and requires that deferred tax assets and liabilities be presented in the balance sheet as a net non- current asset or liability. Early adoption is permitted. The Company does not expect the adoption to have a significant impact on its financial statements and related disclosures.

In February 2016, the FASB issued ASU 2016-02 Leases (Topic 842) which requires the recognition of a “right to use” asset and a corresponding lease liability, initially measured at the present value of the lease payments, on the balance sheet for all of the Company’s lease obligations. This ASU is effective for fiscal years beginning after December 15, 2020. The Company is currently evaluating the effect that this pronouncement will have on its financial statements and related disclosures.

In February 2016, the FASB issued ASU 20018-15, “Intangibles — Goodwill and Other- Internal-Use Software (Subtopic 350-40)” (“ASU 2018-15”). The objective of this update is to align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. The new standard is for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted. The Company does not expect the adoption to have a significant impact on its financial statements and related disclosures.

See “Revenue Recognition” above for a discussion of the Company’s adoption of ASU 2014-09.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Financial Statements

December 31, 2019 and 2018

Note 3 — Liquidity Outlook

As at December 31, 2019 the Company had negative working capital (current liabilities exceed current assets) amounting to $20,765,470. The Company operates a capital efficient, negative working capital model of operations for last several years. The Company believes that this negative working capital operating model will continue to provide a significant source of liquidity for the Company’s long-term capital requirements. The Company’s funds from operations have been sufficient to meet all of the Company’s operating and investment requirements to-date. While as of December 31, 2019, the Company had net income over two million dollars in 2017 and a net loss of less than a million dollars for 2018 and 2019, the Company had a positive cash flow from operations for all these years. Based on Management’s budgets and history of utilizing the negative working capital operating model, management believes the Company has sufficient funds to meet its targeted growth, as well as planned investment in software for foreseeable future. Should the Company require additional capital to fund its business, it may obtain additional financing or reallocate the funds used in capital investment and operating expenditures.

Note 4 — Property and Equipment

Property and equipment consisted of the following as at:

	December 31,
	2019	2018
Website and software development	$26,611,163	$19,502,702
Furniture and fixtures	843,576	815,786
Computers and electronics	677,943	643,847
Vehicles	467,463	474,563
Leasehold improvements	219,757	194,699
Video and equipment	176,903	176,903
Total – Gross	28,996,804	21,808,499
Less: accumulated depreciation	(17,976,024)	(12,134,111)
Total – Net	$11,020,781	$9,674,389

Property and equipment include the following amounts for assets recorded under capital leases.

	December 31,
	2019	2018
Gross value at cost	$343,433	$343,433
Accumulated depreciation	278,087	258,639
Net	$65,346	$84,794

Depreciation of property and equipment for the years ending December 31, 2019, 2018 and 2017 amounted to $5,847,413, $4,345,441 and $2,840,223, respectively.

Note 5 — Borrowings

Bank Loan

In 2015, the Company entered into a Credit Agreement with Opus Bank (the “Credit Agreements”) that provided the Company with a) a term loan in the principal amount of $3,000,000 and b) revolving line of credit for up to $7,000,000 in borrowings. The bank loan carried interest at the Wall Street Journal Prime Rate + 1.5% per annum, which amounted to 5.25% in 2017. The term loan required payment of interest only on a monthly basis through December 2016, at which point monthly payments of principal and interest were to be made through December 2020. The revolving line of credit was payable over a three-year period from the inception date of the Credit Agreement. There were no borrowings under the revolving line of credit.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Financial Statements

December 31, 2019 and 2018

Note 5 — Borrowings (cont.)

In 2017, in accordance with the Payoff agreement with Opus Bank, the Company repaid the entire outstanding term loan outstanding balance of $2,930,000 together with interest to Opus Bank. The Credit Agreements and all related agreements with Opus Bank have been amicably terminated and closed. The fractional common stock purchase warrant (0.80814 shares) has also been cancelled and returned without its execution. Opus Bank has released all the securities. During year ended December 31, 2017, the balance of debt issuance costs in the amount of $217,081 was amortized as non-cash interest expenses.

Automobile and Equipment Leases

As of December 31, 2019, and 2018, the Company’s other borrowings consisted of automobile and equipment leases. Interest rates ranged from 4% to 12%. The principal and interest payments extend through the November 30, 2021.

Future minimum lease payments under non-cancelable capital leases as of December 31, 2019 were as follows:

Year Ending December 31,
2020	$24,672
2021	20,943
Less: Interest expenses	(5,017)
$40,598

Note 6 — Shareholders’ Deficit

Authorized Capitalization

The Company is currently authorized to issue 1,000,418 shares, consisting of 418 shares of common stock with no par value and 1,000,000 shares of preferred stock with no par value. The preferred shares are currently designated as Series A Shares and have purchase price of $5.00 per share.

Shares of Common Stock

As of December 31, 2019, 2018 and 2017, the Company had issued 417 shares of common stock having equal voting rights (one share, one vote) and are entitled to dividends if and when declared by the Board of Directors, subject to the rights and provisions of the Series A Preferred Stock.

Shares of Series A Preferred Stock

As of December 31, 2019, 2018 and 2017 the Company had issued 1,000,000 shares of Series A Preferred Stock. These shares are non-voting, bear dividends at the rate of 10% per annum, which is accrued on a daily cumulative basis, whether declared or not, and are payable monthly in arrears, the payment of which is subject to the availability of surplus earnings and sufficient cash. As of December 31, 2019, 2018 and 2017, the total unpaid dividends on Series A Preferred Stock amounted to $41,667, $41,667 and $728,201, respectively.

The Company, at its option, may redeem the Series A Preferred Stock, in whole or in part, at any time at a price equal to the original issue price and unpaid accrued dividends. In the event of a liquidation, deemed liquidation event or upon occurrence of certain events of default, the holders of Series A Preferred Stock, who also own a majority of the Company’s voting rights, are entitled to receive an amount equal to (a) the sum of four times the original issue price plus (b) unpaid accrued dividends, prior to making any liquidation payments to holders of the Company’s common stock (collectively, the “Liquidation Preference”). The Liquidation Preference amount as of December 31, 2019, 2018 and 2017 are $20,041,667, $20,041,667 and 20,728,201 respectively.

The Company is party to a Stockholders’ Agreement, an Investor Rights Agreement and a Security Agreement. These agreements collectively provide the holders of the Company’s Series A Preferred Stock with rights to designate two nominees to the Company’s Board of Directors, grants such holders a right of first refusal in certain future equity

ONYX ENTERPRISES INT’L, CORP.

Notes to the Financial Statements

December 31, 2019 and 2018

Note 6 — Shareholders’ Deficit (cont.)

offerings and secures certain obligations to the holders of Series A Preferred Stock by granting a senior secured interest in all of the assets of the Company as collateral. The holders of Series A Preferred Stock must also approve certain financing and investing transactions, authorize the payment of dividends and approve certain fundamental changes to the Company’s business.

As of the date of these financial statements, the holders of Series A Preferred Stock, pursuant to certain deposit accounts control agreements, have issued notices to the Company’s banks requesting the payment of the Liquidation Preference on the grounds that a deemed liquidation event has occurred. This was triggered in the last of week of March 2020 based on the volatile financial outlook presented to the Board as a result of the outbreak of COVID-19. The Company has disputed these notices and obtained a stay order from the Superior Court of New Jersey, Chancery Division, Monmouth County until it issues its final order. At this point as the litigation is still ongoing, no opinion can be offered as to the potential outcome or any potential exposure of the Company as to any monetary judgment.

Note 7 — Commitments and Contingencies

Operating Leases

The Company has several non-cancelable operating leases for facilities and vehicles that expire over the next five years. Rental expense for operating leases was $1,261,399, $1,162,544 and $757,875 for the years ended December 31, 2019, 2018 and 2017 respectively.

Future minimum lease payments under non-cancelable operating leases as of December 31, 2019 are as follows:

Year Ending December 31,
2020	$1,146,625
2021	1,146,705
2022	980,098
2023	539,399
2024	45,208
$3,858,035

Legal Matters

Onyx Enterprises Int’l Corp. v. Regency Global Solutions Inc

On or about August 19, 2016, the Company filed a complaint in the United States District Court for the Southern District of New York against Regency Global Solutions, Inc. alleging breach of contract; unjust enrichment; and seeking an accounting. As a result of defendant’s failure to answer the complaint, on December 1, 2016 the Company filed an order to show cause for default judgment, which was ordered on the Company’s behalf on December 14, 2016. Since the order of the default judgment, the Company has made significant efforts to locate assets upon which the Company could levy and satisfy the judgment but has not yet recovered any amounts to date. As of December 31, 2019, and 2018 the total allowance recorded against the receivables of $506,409 amounted to $354,445 and $227,843 respectively.

California Air Resources Board (CARB) v. Onyx Enterprises Int’l Corp (closed case)

On September 18, 2018, the California Air Resources Board (“CARB”), first notified the Company of its allegations that between September 2015 and 2018, the Company offered for sale and/or sold products developed by third parties that were not exempted by CARB pursuant to 13 C.C.R. §§ 22220. On August 3, 2020, the Company entered into a Settlement Agreement and Release with CARB pursuant to which it did not admit fault, but agreed to pay a fine in the aggregate amount of $281,000, of which $140,500 is payable to fund a Supplemental Environmental Project entitled Installation of School Air Filtration Systems – El Centro (Imperial County).

ONYX ENTERPRISES INT’L, CORP.

Notes to the Financial Statements

December 31, 2019 and 2018

Note 7 — Commitments and Contingencies (cont.)

The Company expects the full settlement amount to be paid by its insurance carrier pursuant to its advertising injury policy in lieu of seeking recompense from the manufacturers at fault. The Company has also implemented a series of supplemental CARB compliance procedures with the goal of avoiding a recurrence of the situation that led to the alleged violation. The Company accrued $312,000 as of December 31, 2019.

Environmental Protection Agency (“EPA”) v. Onyx Enterprises Int’l Corp. d/b/a CARiD

On October 22, 2018, the U.S. Environmental Protection Agency (the “EPA”), submitted a formal information request asserting that the Company sold improper and illegal defeat devices in violation of the Clean Air Act (the “CAA”). The Company responded on December 2018. On July 16, 2020, the EPA presented the Company with a notice of violation directed to a subset of sales performance parts that the EPA alleges were sold by the Company in violation of the CAA. The EPA did not propose an aggregate fine but identified 267 transactions as being in violation of the CAA. The products in question were sold by the Company in 2018 and have since been removed from its platform. The management believe that the fine may be about $75,000 and that the final disposition of this matter will not have a material adverse effect on the Company’s balance sheets or results of operations.

eTrailer v. Onyx Enterprises int’l Corp., (closed case)

On or about April 10, 2017, eTrailer, an online vendor of motor vehicle accessories, filed a complaint in the U.S. District Court for the Eastern District of Missouri against the Company alleging copyright infringement. Specifically, plaintiff alleges that it created and published proprietary photographs and videos on its website that the Company later copied and, after removing plaintiff’s intellectual property marks from such media, posted such media on both www.carid.com and the Company’s eBay listings. The Company denied the allegations, responding that the Company either produces its own media or utilizes product media that it receives from manufacturers or suppliers. This matter was resolved pursuant to a release and settlement agreement dated as of May 23, 2018, and the litigation was formally dismissed on June 21, 2018. The claim was insured, and the insurance carrier paid $500,000 of the $525,000 claim to resolve the matter. The claim was dismissed on June 21, 2018. The insurance carrier has declined to seek indemnification from the vendors that provided the images to the Company for use in the sale of the products.

Stockholder Litigation

The Company has been named as a defendant in Stanislav Royzenshteyn and Roman Gerashenko v. Prashant Pathak, Carey Kurtin, Ekagrata, Inc., Onyx Enterprises Canada Inc., Onyx Enterprises Int’l Corp., In Colour Capital, Inc., J. William Kurtin, has been named as a nominal defendant in Onyx Enterprises Canada Inc. v. Stanislav Royzenshteyn and Roman Gerashenko and Onyx Enterprises Int’l, Corp., and as a third- party defendant in Prashant Pathak and Carey Kurtin v. Onyx Enterprises Int’l Corp., all in the Superior Court of New Jersey Chancery Division Monmouth County (collectively with all other matters related to the foregoing litigation, the “Stockholder Litigation”). The initial claim, made on February 12, 2018, stemmed from disputes between Stanislav Royzenshteyn and Roman Gerashenko (together, the “Founder Stockholders”) and Onyx Enterprises Canada Inc. and its principals (collectively, the “Investor Stockholder and Principals”) arising from circumstances relating to the 2015 Series A financing in which the Investor Stockholder and Principals participated. The initial complaint has since been withdrawn and amended multiple times to both defend the initial cause of action and add new causes of action against the Investor Stockholder and Principals; meanwhile, the Investor Stockholder and Principals have sought to dismiss the claim. The court appointed Kailas Agrawal, then Chief Financial Officer of the Company, as a provisional director on the board of directors to bring the board of directors to five (5) directors. The initial claims were expanded to include two orders to show cause, one regarding the Company’s termination of Roman Gerashenko as Chief Executive Officer on December 24, 2018 and the second requesting removal of Kailas Agrawal as the court appointed independent provisional director; however, the court denied both requests on January 10, 2019.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Financial Statements

December 31, 2019 and 2018

Note 7 — Commitments and Contingencies (cont.)

While the core dispute rests between the Founder Stockholders and the Investor Stockholder and Principals, the Investor Stockholder and Principals have made claims directly against the Company alleging that the Company has an obligation to indemnify certain individuals affiliated with the Investor Stockholders pursuant to director indemnification agreements signed by the Company and such individuals. On March 13, 2019, the Founder Shareholders requested that the court not grant such relief to the Investor Stockholders. The Company also filed an answer to the complaint together with defenses to the claims for indemnification and have denied any wrongdoing or liability by the Company. Discovery is close to being completed, but there are several pending discovery issues and matters that remain outstanding.

The former Chief Executive Officer (“CEO”) of the Company, Steven Royzenshteyn, who is a plaintiff in the Shareholder Litigation, has recently filed a motion to amend the complaint in the Shareholder Litigation to assert claims arising from the Board of Director’s acceptance of his resignation as CEO. Mr. Royzenshteyn has asserted that he did not resign but was terminated by the Board in breach of his employment agreement. His proposed complaint seeks payment of his severance and damages from the Company associated with his alleged termination. The motion to amend the complaint is still pending. The management is of the opinion that the claim is without merit and don’t expect any liability. It is not possible at this time to determine the amount, if any, of the award that may be made against the Company. Any amount awarded as a result will be recorded in the period it occurs.

At this point in the litigation with discovery still ongoing, no opinion can be offered at this point as to the potential outcome of the Stockholder Litigation or as to any potential exposure of the Company to any monetary judgment.

Other Matters

The Company is subject to certain legal proceedings and claims which are common to, and arise in the ordinary course of, its business. Historically, the Company has been involved in legal proceedings or has received a variety of communications alleging that certain products marketed through its e-commerce distribution platform violate a) third-party intellectual property rights, including but not limited to copyrights, designs, marks, patents and trade names, or b) governmental regulation, including emission control regulations or c) defective products or employee disputes. With regard to intellectual property rights, brand, content owners and others have actively asserted their alleged intellectual property rights against many online companies, including the Company. With regard to governmental regulation, the Company receives inquiries from governmental agencies that regulate the automobile industry to monitor compliance with emissions and other standards. With regard to defective products, the Company is covered by the vendor or manufacturer’s warranty. The Company has not incurred any material losses to date with respect to these types of matters nor does management believe that the final disposition of any such pending matters will have a material adverse effect on the Company’s financial position or results of operations.

Note 8 — Exceptional Loss

During the year ended December 31, 2018, included in selling, general & administrative expenses is a loss related to a fraudulent incident of $2,564,090. The loss occurred due to an unauthorized change in the banking details of the Company being used by a Merchant service provider of the Company for the transfer of funds. The Merchant service provider authorized the change of banking details, which resulted in a series of transfers aggregating approximately $9,000,000 to the non-company accounts. The Company subsequently discovered the issue and directed the Merchant service provider to cease directing funds to the unauthorized accounts and contacted law enforcement. The Federal Bureau of Investigations opened a case into the matter and the Company has cooperated with such investigation in all material respects. The Company also conducted an internal review of its information technology systems to determine if the cause of the incident related to weaknesses in the Company’s information technology systems. No weaknesses were identified. The Company entered into negotiations with the Merchant service provider, resulting in the parties executing a confidential settlement agreement pursuant to which Company was ultimately reimbursed approximately $6,500,000 of the losses. The Federal Bureau of Investigation continues to investigate the matter.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Financial Statements

December 31, 2019 and 2018

Note 9 — Employee Retirement Plan

The Company adopted a 401(k)-defined contribution plan covering all full-time employees who have completed twelve months of service. The Company may, at its sole discretion, match up to a percentage of each participating employee’s salary. The Company’s contributions vest in annual installments over five years. The Company did not make any discretionary contributions during the years ended December 31, 2019, 2018 and 2017.

Note 10 — Related Party Disclosure

During the year ended December 31, 2017, the Company reimbursed Onyx Enterprises Canada Inc, the majority owners of the Company, a sum of $163,118 for services related to its Chief Financial Officer.

Note 11 — Sales Tax

On June 21, 2018, the U.S. Supreme Court issued a ruling in South Dakota v. Wayfair, Inc. and overruled the 1992 Quill Corp v. North Dakota case (which had established that, as a general matter, a jurisdiction may only impose sales and use tax collection obligations on sellers with a physical presence in that jurisdiction). As a result of the Wayfair ruling, many U.S. jurisdictions now require remote sellers to collect sales and use tax upon satisfying certain sales thresholds. During the years ended December 31, 2019, 2018 and 2017, the Company completed an evaluation of its sales and use tax obligations in all jurisdictions that have a material impact on the Company’s operations and registered for sales tax collection in all applicable jurisdictions. In certain jurisdictions registration required the payment of taxes, interest and/or penalties. As a result of the evaluation noted above, the Company’s management believes that the final disposition of pending sales and use tax matters related to registration as a remote seller, if any, will not have a material adverse effect on the Company’s financial position or results of operations.

Note 12 — Income Tax

The income tax (benefit)/expenses for the years ended December 31, 2019, 2018 and 2017 consisted of the following:

	December 31,
	2019	2018	2017
Current
Federal	$—	$—	(9,949)
State	(858)	5,640	3,568
Sub-total	$(858)	$5,640	(6,381)
Deferred
Federal	(149,308)	81,333	454,685
State	6,264	9,322	195,677
Sub-total	$(143,044)	$90,655	$650,362
Total income tax	$(143,902)	$96,295	$643,981

The Tax Cuts and Job Act (the “Act”) was enacted on December 22, 2017. The Act reduces the federal corporate tax rate from 34% to 21%. In 2017, the Company remeasured deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally 21%. The provisional amount recorded related to the remeasurement of the deferred tax balance was an income tax expense of approximately $120,000.

For 2017, the effective income tax rate 22.9% differs from the federal statutory rate of 34% due to changes in deferred tax assets and valuation allowance. For the year ended December 31, 2017, an income tax benefit of approximately $660,000 was related to the release of the valuation allowance.

For the years 2019 and 2018, the effective income tax rate of 18.4% and 46.8% respectively differs from the federal statutory rate of 21% due to the effect of state income taxes and expenses not deductible for income tax purposes.

ONYX ENTERPRISES INT’L, CORP.

Notes to the Financial Statements

December 31, 2019 and 2018

Note 12 — Income Tax (cont.)

The components of the Company’s net deferred tax asset consist of the following as at:

	December 31,
	2019	2018
Inventory capitalization	$2,300	$3,000
Allowance for doubtful accounts	107,400	48,000
Accrued expenses	138,100	121,456
Charitable contribution	5,300	2,000
Net operating loss carryforward	1,814,300	1,147,000
Accumulated depreciation	(2,330,900)	(1,803,000)
Deferred revenue	526,800	601,800
Net deferred tax assets	$263,300	$120,256

As of December 31, 2019, the Company had approximately $8,633,600 in federal net operating losses available to offset future taxable income. Of this amount, approximately $2,044,000 will begin to expire in 2037 and approximately $6,589,600 are carried forward indefinitely. The Company also had approximately $17,500 in state net operating loss carryforwards which will begin to expire in 2039.

The Company does not currently anticipate any significant increase or decrease of the total amount of unrecognized tax benefits within the next twelve months.

None of the Company’s Federal or state income tax returns are currently under examination by the Internal Revenue Service or state authorities. However, fiscal years 2017 and later remain subject to examination by the IRS and respective states.

Note 13 — Subsequent Events

Though, the ongoing COVID-19 pandemic has caused an economic downturn on a global scale, disrupted global supply chains, and created significant uncertainty, volatility, and disruption across economies, for the Company, due to the further adoption of online shopping preferences, it has a positive effect on its e-commerce business operations, including substantial increase in our net sales, profitability and cashflows. The Company has largely been successful in managing its supply chain with just marginal increase in order cancellations and delivery time schedule. The Company expects the change in shopping behavior of the customers would continue to benefit the Company in future.

On September 19, 2020 the Company has entered into a business combination agreement (BCA) with Legacy Acquisition Corp (“Legacy”). The proposed transaction implies an equity valuation of $331 million for the combined Company. Estimated cash proceeds from the transaction are expected to consist of Legacy’s $64 million of cash in trust less expenses and assuming no redemptions of outstanding warrants that were issued by Legacy.

The Company has evaluated subsequent events through September 23, 2020, which is the date that these financial statements were available to be issued and determined that no subsequent events, other than the events disclosed or reflected in these financial statements, have occurred that would require recognition or disclosure in these financial statements.

Annex A

LEGACY ACQUISITION CORP.

WRITTEN CONSENT OF STOCKHOLDERS

The undersigned (the “Stockholder”), being the holder of record of at least a majority of the outstanding shares of Class F common stock, par value $0.0001 per share (“Class F Common Stock”), of Legacy Acquisition Corp., a Delaware corporation (the “Corporation”), and Class A common stock, par value $0.0001 per share (the “Class A Common Stock” and, together with the Class F Common Stock, the “Common Stock”), of the Corporation, entitled to vote on the matters approved hereby, acting by written consent in accordance with Section 228 of the Delaware General Corporation Law (the “DGCL”), Section 7.3 of the Corrected Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Charter”) and Section 2.9 of Article II of the Bylaws of the Corporation (the “Bylaws”), hereby adopts the following resolutions:

WHEREAS, the Corporation has entered into that certain Business Combination Agreement, dated as of September 18, 2020 (the “Business Combination Agreement”), by and among the Corporation, Excel Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Corporation and directly owned subsidiary of Merger Sub 2 (“Merger Sub 1”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Corporation (“Merger Sub 2”), Onyx Enterprises Int’l Corp., a New Jersey corporation (the “Seller”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the stockholder representative pursuant to Section 11.16 of the Business Combination Agreement, a copy of which has been provided to the Stockholder and is attached hereto as Exhibit A (capitalized terms used herein without definition shall have the respective meaning ascribed to them in the Business Combination Agreement);

WHEREAS, pursuant to the terms and subject to the conditions of the Business Combination Agreement, the Corporation desires to purchase the Seller for the Aggregate Purchase Price, which amount includes that number of shares of Class A Common Stock (as defined herein) representing the Adjustment Reserve Amount;

WHEREAS, pursuant to the terms and subject to the conditions of the Business Combination Agreement, (a) Merger Sub 1 will merge with and into the Seller (the “First Merger”), with the Seller surviving the First Merger as a wholly owned subsidiary of Merger Sub 2 (the Seller, in its capacity as the surviving corporation of the First Merger, is sometimes referred to as the “Surviving Corporation”), and (b) immediately thereafter, the Surviving Corporation will merger with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 being the surviving entity of the Second Merger (Merger Sub 2, in its capacity as the surviving company of the Second Merger, is sometimes referred to as the “Surviving Company”);

WHEREAS, pursuant to the terms and subject to the conditions of the Business Combination Agreement,(a)each share of common stock, par value $0.01 per share, of Merger Sub 1 (the “Merger Sub 1 Common Shares”) issued and outstanding immediately prior to the effectiveness of the First Merger will be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation (the “Merger Sub 1 Share Consideration”), (b) the shares of preferred stock, no par value per share, of the Seller (other than Dissenting Shares and Cancelled Shares) shall be automatically converted into the right to receive an amount in cash equal to $20,000,000, (c) each share of the common stock, par value $0.01 per share, of the Seller (the “Seller Common Shares”) (other than Dissenting Shares and Cancelled Shares) shall be automatically converted into the right to receive (i) a number of shares of the Class A Common Stock equal to the Estimated Purchase Price divided by $10.00, (ii) the per share amount of payments, if any, to holders of the Seller Common Shares under Section 2.5(c) of the Business Combination Agreement, and (iii) the per share amount of any other release to holders of Seller Common Shares generally under the Business Combination Agreement, in each case determined by dividing the aggregate amount of such released amounts by the aggregate number of shares of Seller Common Shares outstanding immediately prior to the effectiveness of the First Merger (collectively, clauses (i) – (iii), the “Seller Common Share Consideration” and, together with the Merger Sub 1 Share Consideration, the “Share Consideration”);

Annex A-1

WHEREAS, pursuant to the terms and subject to the conditions of the Business Combination Agreement, upon the effectiveness of the Second Merger, (i) each membership interest of Merger Sub 2 issued and outstanding immediately prior to the effectiveness of the Second Merger shall remain issued and outstanding as a membership interest of the Surviving Company and (ii) all shares of common stock of the Surviving Corporation shall no longer be issued and outstanding and shall automatically be cancelled and shall cease to exist without any consideration being payable therefor;

WHEREAS, the board of directors of the Corporation (the “Board of Directors”) has (i) directed that, for purposes of complying with applicable provisions of Section 312.03 of the NYSE Listed Company Manual, the Seller Common Share Consideration and the related issuance of more than 20% of the Corporation’s issued and outstanding shares of Class A Common Stock to the holders of Seller Common Shares in connection with the transactions contemplated by the Business Combination Agreement, and the related change of control (the “Stock Issuance”), should be submitted to the stockholders of the Corporation for approval and (ii) recommended and advised that the stockholders of the Corporation authorize and approve the Stock Issuance;

WHEREAS, pursuant to Section 251 of the DGCL, the Business Combination Agreement and the transactions contemplated thereby shall be effective and valid if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast thereon;

WHEREAS, the Board of Directors has unanimously (i) authorized the execution and delivery of the Business Combination Agreement, (ii) declared that the Business Combination Agreement and the transactions contemplated thereby are advisable, in the best interests of the Corporation and its stockholders, and in accordance with the DGCL, (iii) directed that the Business Combination Agreement and the transactions contemplated thereby be submitted for consideration by the Corporation’s stockholders and (iv) subject to the Business Combination Agreement, recommended that the stockholders of the Corporation approve the transactions contemplated by the Business Combination Agreement in accordance with the terms described therein; and

WHEREAS, the undersigned Stockholder has reviewed the Business Combination Agreement and the transactions contemplated thereby, and desires to consent to and approve the business combination and the other transaction contemplated by the Business Combination Agreement, including without limitation, the Mergers, the Adjustment Reserve Amount, the Share Consideration, and the Stock Issuance, in all respects.

NOW, THEREFORE, BE IT RESOLVED AS FOLLOWS:

RESOLVED, that the Business Combination Agreement and the transactions contemplated thereby, including without limitation, the Mergers, the Adjustment Reserve Amount and the Share Consideration, be, and each hereby is, approved, consented to, authorized and ratified in all respects, pursuant to and in accordance with the terms and subject to the conditions set forth in the Business Combination Agreement, and that the undersigned Stockholder hereby votes all of the Common Stock held by such Stockholder and entitled to vote thereon in favor of the approval, consent, authorization and ratification of the Business Combination Agreement and the transactions contemplated thereby in all respects;

FURTHER RESOLVED, that, for purposes of complying with applicable provisions of Section 312.03 of the NYSE Listed Company Manual, the Stock Issuance, and the related change of control, be, and hereby is, approved, consented to, authorized and ratified in all respects;

FURTHER RESOLVED, that this written consent shall become effective at 11:59 p.m., New York City time, on September 18, 2020 (the “Written Consent Effective Time”);

FURTHER RESOLVED, that the undersigned Stockholder acknowledges and agrees that this written consent shall be irrevocable, except that this written consent shall be null and void, rescinded and of no further force or effect following any termination of the Business Combination Agreement in accordance with its terms;

FURTHER RESOLVED, that this written consent shall have the same force and effect as if adopted and approved by the requisite vote at a duly called and convened meeting of the stockholders of the Corporation, and that the undersigned Stockholder hereby approves, consents to, authorizes and ratifies the transaction of all business represented by and set forth in this written consent; and be it

Annex A-2

FURTHER RESOLVED, that, in accordance with Section 228(e) of the DGCL, the Corporation shall provide prompt notice of the foregoing action to each holder of Common Stock that, if such action had been taken at a meeting of the stockholders of the Corporation, would be entitled to notice of the meeting;

FURTHER RESOLVED, that this written consent may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and that signatures to this written consent transmitted by facsimile or PDF copy shall be deemed original signatures for all purposes, and that such execution and transmission shall be considered valid, binding and effective for all purposes.

This written consent shall be filed with the minutes and other records of the meetings of the stockholders of the Corporation.

[Signature page follows]

Annex A-3

IN WITNESS WHEREOF, the undersigned Stockholder has duly executed this written consent on the date stated by the undersigned across from its signature below:

Legacy Acquisition Sponsor I LLC
Date: September 18, 2020	By:	/s/ Edwin J. Rigaud
	Name:	Edwin J. Rigaud
	Title:	Managing Member

[Signature Page to Written Consent of Stockholders]

Annex A-4

Exhibit A

Business Combination Agreement

Annex A-5

LEGACY ACQUISITION CORP.

WRITTEN CONSENT OF STOCKHOLDERS

The undersigned (the “Stockholder”), being the holder of record of at least a majority of the outstanding shares of Class F common stock, par value $0.0001 per share (“Class F Common Stock”), of Legacy Acquisition Corp., a Delaware corporation (the “Corporation”), and Class A common stock, par value $0.0001 per share (the “Class A Common Stock” and, together with the Class F Common Stock, the “Common Stock”), of the Corporation, entitled to vote on the matters approved hereby, acting by written consent in accordance with Section 228 of the Delaware General Corporation Law (the “DGCL”), Section 7.3 of the Corrected Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Charter”) and Section 2.9 of Article II of the Bylaws of the Corporation (the “Bylaws”), hereby adopts the following resolutions:

WHEREAS, the Corporation has entered into that certain Business Combination Agreement, dated as of September 18, 2020 (the “Business Combination Agreement”), by and among the Corporation, Excel Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Corporation and directly owned subsidiary of Merger Sub 2 (“Merger Sub 1”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Corporation (“Merger Sub 2”), Onyx Enterprises Int’l Corp., a New Jersey corporation (the “Seller”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the stockholder representative pursuant to Section 11.16 of the Business Combination Agreement, a copy of which has been provided to the Stockholder (capitalized terms used herein without definition shall have the respective meaning ascribed to them in the Business Combination Agreement);

WHEREAS, in connection with the Business Combination Agreement and contingent upon Stockholder approval thereof, the Board of Directors desires to adopt an equity incentive plan, to be effective post-Closing, in form and substance reasonably acceptable to Seller, that provides for the issuance of restricted stock units and other forms of equity incentive awards by the Corporation subject to an aggregate cap on such awards equal to 12% of the number of shares of Class A Common Stock on a fully-diluted basis (the “Post- Closing Equity Incentive Plan”);

WHEREAS, in connection with the Business Combination Agreement and contingent upon Stockholder approval thereof, the Corporation and the Seller desire to adopt an employee stock purchase plan, in form and substance reasonably acceptable to the Seller, that provides for the issuance of Class A Common Stock by the Corporation subject to an aggregate cap on such awards equal to 5% of the number of shares of Class A Common Stock on a fully diluted basis (the “Employee Stock Purchase Plan”);

WHEREAS, in connection with the Business Combination Agreement and contingent upon Stockholder approval thereof, the Corporation and the Seller desire to file an amended and restated certificate of incorporation (the “Amended Charter”) with the Secretary of State of the State of Delaware, in form and substance reasonably acceptable to the Corporation and the Seller, which among other things, will (a) change the Corporation’s name to PARTS iD, Inc., (b) designate the classes of members of the Board of Directors immediately after the Closing and (c) remove stockholders’ ability to act by written consent;

WHEREAS, in connection with the Business Combination Agreement, the Board of Directors approved the amended and restated by laws of the Corporation (the “Amended By Laws”) to remove stockholders’ ability to act by written consent, effective upon the consummation of the Business Combination;

WHEREAS, pursuant to Section 251 of the DGCL, the Business Combination Agreement and the transactions contemplated thereby shall be effective and valid if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast thereon;

Annex A-6

WHEREAS, the Board of Directors has unanimously (i) authorized the execution and delivery of the Business Combination Agreement, (ii) declared that the Business Combination Agreement and the transactions contemplated thereby are advisable, in the best interests of the Corporation and its stockholders, and in accordance with the DGCL, (iii) directed that the Business Combination Agreement and the transactions contemplated thereby be submitted for consideration by the Corporation’s stockholders and (iv) subject to the Business Combination Agreement, recommended that the stockholders of the Corporation approve the transactions contemplated by the Business Combination Agreement in accordance with the terms described therein; and

WHEREAS, the undersigned Stockholder has reviewed the Business Combination Agreement and the transactions contemplated thereby, and desires to consent to and approve the business combination and the other transaction contemplated by the Business Combination Agreement, including without limitation, the Post-Closing Equity Incentive Plan, the Employee Stock Purchase Plan and the Amended Charter, in all respects.

NOW, THEREFORE, BE IT RESOLVED AS FOLLOWS:

RESOLVED, that the Post-Closing Equity Incentive Plan, in substantially the form attached hereto as Exhibit A, be, and hereby is, approved, consented to, authorized and ratified in all respects;

FURTHER RESOLVED, that the Employee Stock Purchase Plan, in substantially the form attached hereto as Exhibit B, be, and hereby is, approved, consented to, authorized and ratified in all respects;

FURTHER RESOLVED, that the Amended Charter, in substantially the form attached hereto as Exhibit C be, and hereby is, approved, consented to, authorized and ratified in all respects;

FURTHER RESOLVED, that this written consent shall become effective at 11:59 p.m., New York City time, on September 18, 2020 (the “Written Consent Effective Time”);

FURTHER RESOLVED, that the undersigned Stockholder acknowledges and agrees that this written consent shall be irrevocable, except that this written consent shall be null and void, rescinded and of no further force or effect following any termination of the Business Combination Agreement in accordance with its terms;

FURTHER RESOLVED, that this written consent shall have the same force and effect as if adopted and approved by the requisite vote at a duly called and convened meeting of the stockholders of the Corporation, and that the undersigned Stockholder hereby approves, consents to, authorizes and ratifies the transaction of all business represented by and set forth in this written consent; and be it

FURTHER RESOLVED, that, in accordance with Section 228(e) of the DGCL, the Corporation shall provide prompt notice of the foregoing action to each holder of Common Stock that, if such action had been taken at a meeting of the stockholders of the Corporation, would be entitled to notice of the meeting;

FURTHER RESOLVED, that this written consent may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and that signatures to this written consent transmitted by facsimile or PDF copy shall be deemed original signatures for all purposes, and that such execution and transmission shall be considered valid, binding and effective for all purposes.

This written consent shall be filed with the minutes and other records of the meetings of the stockholders of the Corporation.

[Signature page follows]

Annex A-7

IN WITNESS WHEREOF, the undersigned Stockholder has duly executed this written consent on the date stated by the undersigned across from its signature below:

Legacy Acquisition Sponsor I LLC
Date: September 28, 2020	By:	/s/ Edwin J. Rigaud
	Name:	Edwin J. Rigaud
	Title:	Managing Member

[Signature Page to Written Consent of Stockholders]

Annex A-8

Exhibit A

Post-Closing Equity Incentive Plan

Annex A-9

Exhibit B

Employee Stock Purchase Plan

Annex A-10

Exhibit C

Amended Charter

Annex A-11

Annex B

Execution Version

BUSINESS COMBINATION AGREEMENT

among

LEGACY ACQUISITION CORP.,

EXCEL MERGER SUB I, INC.,

EXCEL MERGER SUB II, LLC,

and

ONYX ENTERPRISES INT’L CORP.,

and

SHAREHOLDER REPRESENTATIVE SERVICES LLC, AS STOCKHOLDER REPRESENTATIVE

Dated as of September 18, 2020

Annex B Pages
ARTICLE 1 THE MERGERS		B-2
1.1	Merger; Surviving Company	B-2
1.2	Effective Times	B-2
1.3	Effects of the Mergers	B-2
1.4	Conversion of First Surviving Corporation Shares	B-4
1.5	Fractional Shares	B-4
1.6	Exchange of Shares	B-4
1.7	Notices to Stockholders; Dissenting Shares	B-5
1.8	Transfer Taxes	B-5

ARTICLE 2 AGGREGATE PURCHASE PRICE; CLOSING; AND POST-CLOSING ADJUSTMENT		B-6
2.1	Aggregate Purchase Price	B-6
2.2	Calculation of Estimated Purchase Price for Closing	B-6
2.3	Closing	B-7
2.4	Closing Payments	B-7
2.5	Purchase Price Adjustment	B-7
2.6	Withholding	B-10
2.7	Lock-Up Period; Stop-Transfer Notices	B-10
2.8	Equity Incentive Plan	B-11

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY		B-11
3.1	Organization and Good Standing	B-11
3.2	Capitalization	B-11
3.3	Authority and Authorization; Conflicts; Consents	B-12
3.4	Financial Statements and Undisclosed Liabilities	B-12
3.5	Taxes	B-13
3.6	Litigation and Orders	B-14
3.7	Compliance with Law; Permits	B-14
3.8	Contracts	B-15
3.9	Title to and Condition of Certain Assets	B-16
3.10	Certain Accounts	B-16
3.11	Real Property	B-16
3.12	Environmental Matters	B-17
3.13	Intellectual Property	B-17
3.14	Insurance	B-20
3.15	Absence of Certain Events	B-20
3.16	Employee Benefits	B-20
3.17	Employees and Labor Relations	B-21
3.18	Certain Business Relationships	B-22
3.19	Vendors and Subcontractors	B-22
3.20	Brokers	B-22
3.21	No Other Representations or Warranties	B-22

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF MERGER SUB AND MERGER SUB 2		B-22
4.1	Organization and Good Standing	B-22
4.2	Authority and Authorization; Conflicts; Consents	B-22
4.3	Capitalization	B-23
4.4	Litigation and Orders	B-23
4.5	Brokers	B-23

Annex B-i

Annex B Pages
ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF BUYER		B-23
5.1	Organization and Good Standing	B-23
5.2	Authority and Authorization; Conflicts; Consents	B-23
5.3	Board Approval	B-24
5.4	Capitalization	B-24
5.5	SEC Filings and Buyer Financials	B-25
5.6	Taxes	B-27
5.7	Litigation and Orders	B-28
5.8	Compliance with Law; Permits	B-28
5.9	Buyer Major Contracts	B-28
5.10	Properties	B-29
5.11	Insurance	B-29
5.12	Absence of Certain Events	B-29
5.13	Employees and Employee Benefit Plans	B-29
5.14	Certain Business Relationships	B-29
5.15	Investment Company Act	B-29
5.16	Ownership of Transaction Consideration	B-29
5.17	Trust Account	B-29
5.18	Lock-Up Agreements	B-29
5.19	Securities	B-29
5.20	No Discussions	B-30
5.21	Independent Investigation; No Reliance	B-30
5.22	Brokers	B-30

ARTICLE 6 CERTAIN COVENANTS		B-30
6.1	Certain Actions to Close Transactions	B-30
6.2	Access to Information	B-32
6.3	Further Assurances	B-33
6.4	Confidentiality and Publicity	B-33
6.5	Notification of Changes	B-34
6.6	Post-Closing Board of Directors	B-34

ARTICLE 7 CERTAIN COVENANTS OF THE COMPANY AND STOCKHOLDERS		B-34
7.1	Pre-Closing Conduct of Business by the Company	B-34
7.2	No Shop	B-35
7.3	Cooperation with Information Statement and SEC Filings	B-36
7.4	Written Consent	B-36
7.5	Stockholders Agreement	B-36

ARTICLE 8 CERTAIN COVENANTS OF BUYER		B-36
8.1	Employee Matters	B-36
8.2	Exculpation and Indemnification of Directors and Officers	B-37
8.3	No Shop	B-38
8.4	Pre-Closing Conduct of Business by Buyer	B-38
8.5	Use of Trust Account Proceeds	B-39
8.6	Tender Offer	B-39
8.7	Registration Rights Agreement	B-41
8.8	Sponsor Lock-Up Restriction	B-41
8.9	Blue Sky Laws	B-41
8.10	Stockholder Consent and Information Statement	B-41

Annex B-ii

Annex B Pages
8.11	Listing of Buyer Common Stock	B-43
8.12	Buyer Public Filings	B-43
8.13	Documents and Information	B-43
8.14	Post-Closing Board of Directors and Executive Officers	B-43
8.15	Tax Status of Merger Sub 2	B-43
8.16	Warrant Amendment	B-43

ARTICLE 9 CLOSING DELIVERIES AND TERMINATION		B-45
9.1	Closing Deliveries by the Company	B-45
9.2	Closing Deliveries by Buyer, Merger Sub and Merger Sub 2	B-45
9.3	Termination of Agreement	B-45
9.4	Effect of Termination	B-46

ARTICLE 10 CONDITIONS TO OBLIGATIONS TO CLOSE		B-46
10.1	Conditions to Obligations of Each Party to Close	B-46
10.2	Conditions to Obligation of Buyer, Merger Sub and Merger Sub 2 to Close	B-47
10.3	Conditions to Obligation of the Company to Close	B-48

ARTICLE 11 CERTAIN GENERAL TERMS AND OTHER AGREEMENTS		B-48
11.1	Waiver of Claims Against Trust Account	B-48
11.2	Notices	B-49
11.3	No Survival	B-50
11.4	Expenses	B-51
11.5	Interpretation; Construction	B-51
11.6	No Third-Party Beneficiaries	B-51
11.7	Governing Law	B-52
11.8	Jurisdiction, Venue and Waiver of Jury Trial	B-52
11.9	Entire Agreement; Amendment; Waiver	B-52
11.10	Assignment; Binding Effect	B-52
11.11	Severability; Blue-Pencil	B-52
11.12	Counterparts	B-52
11.13	Disclosure Schedules	B-52
11.14	Legal Representation; Conflicts Waiver	B-53
11.15	Specific Enforcement	B-53
11.16	Appointment of Stockholder Representative	B-53

ARTICLE 12 CERTAIN DEFINITIONS		B-55

Annex B-iii

GLOSSARY OF DEFINED TERMS

Definition	Location
Adjustment Reserve Amount	Section 2.1(h)
Affiliate	Article 12
Agreement	Preamble
Aggregate Purchase Price	Section 2.1
Allocation Schedule	Section 2.2(c)
Amended Buyer Charter	Section 8.10(b)
Ancillary Document	Article 12
Annual Balance Sheet Date	Section 3.4(a)(i)
Antitrust Laws	Section 6.1(a)
Applicable Law	Article 12
Book-Entry Shares	Section 1.3(k)
Business	Introduction
Business Combination	Section 11.1
Business Day	Article 12
Buyer	Preamble
Buyer Certificate of Incorporation	Article 12
Buyer Class F Common Stock	Article 12
Buyer Common Stock	Article 12
Buyer Disclosure Schedule	Article 5
Buyer Financials	Section 5.5(c)
Buyer Major Contract	Section 5.9(a)
Buyer Preferred Stock	Article 12
Buyer Private Placement Warrants	Section 8.16(a)
Buyer Public Unit	Article 12
Buyer Public Warrants	Article 12
Buyer Required Stockholder Approvals	Article 12
Buyer Securities	Article 12
Buyer Sponsor	Article 12
Buyer Stockholder Approval Matters	Section 8.10(b)
Buyer Stockholders’ Written Consent	Section 8.10(a)
Buyer Transaction Expenses	Article 12
Buyer’s Proposed Calculations	Section 2.5(a)
Cash	Article 12
Certificate	Section 1.3(k)
Certificates of Merger	Section 1.2
Clayton Act	Article 12
Closing	Section 2.3
Closing Date	Section 2.3
Closing Filing	Section 8.6(g)(ii)
Closing Indebtedness	Section 2.1(e)
Closing Net Working Capital	Article 12
Closing Press Release	Section 8.6(g)(ii)
Closing Share Consideration	Section 1.3(f)(iii)
COBRA	Article 12
COBRA Coverage	Section 8.1(c)
Code	Article 12
Common Share Merger Consideration	Section 1.3(i)
Common Stockholders	Article 12

Annex B-iv

Definition	Location
Company	Preamble
Company Common Stock	Article 12
Company Intellectual Property	Article 12
Company IP Agreements	Article 12
Company IT Systems	Article 12
Company Owned Software	Section 3.13(h)
Company Plan	Article 12
Company Preferred Stock	Article 12
Company Takeover Proposal	Section 7.2(a)
Company Transaction Expenses	Article 12
Consent	Section 3.3(b)
Contract	Article 12
D&O Indemnifiable Matters	Section 2.5(e)(ii)
Deferred Underwriting Amount	Article 12
DGCL	Article 12
Disclosure Schedule	Article 3
Dissenting Shares	Section 1.7(b)
DLLCA	Introduction
DOJ	Section 6.1(b)
Encumbrance	Article 12
Enforcement Limitation	Article 12
Environmental Claim	Article 12
Environmental Law	Article 12
Environmental Permits	Section 3.12(b)
ERISA	Article 12
ERISA Affiliate	Article 12
Estimated Purchase Price	Section 2.2(a)
Estimated Purchase Price Calculation Statement	Section 2.2(a)
Exchanged Amounts	Section 1.6(c)(i)
Expiration Time	Section 8.6(a)
Faegre Drinker	Section 2.3
Federal Trade Commission Act	Article 12
Final Purchase Price Calculation Statement	Section 2.5(a)
Financial Statements	Section 3.4(a)(ii)
First Certificate of Merger	Section 1.1
First Effective Time	Section 1.2
First Merger	Introduction
First Surviving Company	Section 1.1
Founder Shares	Article 12
Founders Shares Agreement	Introduction
Fractional Share Amount	Section 1.5
FTC	Section 6.1(b)
Fully Diluted Shares	Article 12
GAAP	Article 12
Governmental Authority	Article 12
Hazardous Activity	Section 3.12(b)
Hazardous Substance	Article 12
Holder	Section 2.7(c)
HSR Act	Article 12
Income Tax	Article 12

Annex B-v

Definition	Location
Indebtedness	Article 12
Indemnification Expense Reserve Amount	Section 2.1(j)
Independent Accounting Firm	Section 2.5(b)(ii)
Initial Expiration Date	Section 8.6(a)
Intellectual Property	Article 12
Interim Balance Sheet Date	Section 3.4(a)(ii)
Interim Balance Sheets	Section 3.4(a)(ii)
Interim Financial Statements	Section 3.4(a)(ii)
Interim Period	Section 6.5
IPO	Article 12
IPO Prospectus	Section 5.12
IPO Underwriters	Article 12
IRS	Article 12
Knowledge	Article 12
Leased Real Property	Section 3.11(a)
Letter of Transmittal	Section 1.3(f)
Liability	Article 12
Licensed Intellectual Property	Article 12
Lock-Up Period	Section 2.7(a)
Lock-Up Shares	Section 2.7(c)
Major Contract	Section 3.8(a)
Material Adverse Effect	Article 12
Material Unregistered IP	Section 3.13(a)
Merger Sub	Preamble
Merger Sub 2	Preamble
Mergers	Preamble
Multiemployer Plan	Article 12
Net Working Capital	Article 12
Net Working Capital Target	Article 12
NJBCA	Preamble
Nondisclosure Agreement	Section 6.4(a)
Notice of Alternative Transaction	Section 7.2(c)
Notice of Objection	Section 2.5(b)(i)
Offer to Purchase	Section 8.6(d)
Offer Documents	Section 8.6(d)
Offering Shares	Article 12
Open Source Code	Section 3.13(k)
Order	Article 12
Ordinary Commercial Agreement	Section 3.5(h)
Ordinary Course of Business	Article 12
Organizational Document	Article 12
Outside Date	Section 9.3(b)
Owned Real Property	Section 3.11(a)
Party	Article 12
Permit	Article 12
Permitted Encumbrance	Article 12
Person	Article 12
Plan	Article 12

Annex B-vi

Definition	Location
Platform Agreements	Section 3.13(f)
Post-Closing Buyer Board	Article 12
Post-Closing Buyer Directors	Article 12
Post-Closing Equity Incentive Plan	Section 2.8(a)
Pre-Closing Tax Period	Article 12
Pre-Sale Communications	Section 11.14
Preferred Payment	Section 2.1(f)
Private Warrant Amendment	Section 8.16(a)
Pro Rata Share	Section 2.5(c)(i)
Proceeding	Article 12
Public Certifications	Section 5.5(a)
Public Distributions	Section 11.1
Public Stockholders	Section 11.1
Public Warrant Amendment	Section 8.16(a)
Real Property	Section 3.11(a)
Real Property Lease	Section 3.11(a)
Redeemed Share	Article 12
Redemption	Section 8.10(b)
Redemption Percentage	Article 12
Reference Time	Article 12
Registered IP	Section 3.13(a)
Registration Rights Agreement	Section 8.7
Released Claims	Section 11.1
Representative Losses	Section 11.16(b)
Representatives	Article 12
Requisite Stockholders	Article 12
Schedule TO	Section 8.6(d)
SEC	Article 12
SEC Documents	Article 12
SEC Reports	Section 5.5(a)
Second Certificate of Merger	Section 1.2
Second Effective Time	Section 1.2
Second Merger	Introduction
Securities Act	Article 12
Shares	Article 12
Sherman Act	Article 12
Signing Filing	Section 8.6(g)(i)
Signing Press Release	Section 8.6(g)(i)
Software	Article 12
Sponsor Lock-up Agreements	Section 8.8
Stockholder	Article 12
Stockholder Litigation	Article 12
Stockholder Representative	Section 11.16
Stockholder Representative Reserve Fund	Section 11.16(c)
Stockholder Support Agreement	Article 12
Stockholders Agreement	Article 12

Annex B-vii

Definition	Location
Straddle Period	Article 12
Subsidiary	Article 12
Surviving Company	Section 1.1
Tax	Article 12
Tax Return	Article 12
Tender Consideration	Section 8.6(a)
Tender Offer	Section 8.6(a)
Threatened	Article 12
Third Party Target	Section 5.20
TO Commencement Date	Section 8.6(a)
Transfer	Article 12
Transfer Taxes	Section 1.8
Trust Account	Article 12
Trust Agreement	Article 12
VWAP	Article 12
WARN Act	Article 12
Warrant Agreement	Section 8.16(a)
Warrant Amendments	Section 8.16(a)
Warrant Holder Support Agreement	Section 8.16(b)
Warrantholder Consent Solicitation Statement	Section 8.16(c)
Wire Transfer Instructions	Section 2.2(a)
Written Consent	Introduction

Annex B-viii

Execution Version

BUSINESS COMBINATION AGREEMENT

THIS BUSINESS COMBINATION AGREEMENT (this “Agreement”) is entered into as of September 18, 2020, by and among Legacy Acquisition Corp., a Delaware corporation (“Buyer”), Excel Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned Subsidiary of Buyer and directly owned Subsidiary of Merger Sub 2 (“Merger Sub”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned Subsidiary of Buyer (“Merger Sub 2”), Onyx Enterprises Int’l Corp., a New Jersey corporation (the “Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative pursuant to the terms of Section 11.16 of this Agreement. Certain capitalized terms used in this Agreement are defined in Article 12 of this Agreement. This Agreement constitutes a plan of merger for purposes of Section 14A:10-1 of the New Jersey Business Corporations Act (the “NJBCA”).

INTRODUCTION

A. The Company is generally engaged in the business of operating an e-commerce platform for the automotive parts and accessories retail market (the “Business”).

B. As an inducement to the Company to enter into this Agreement, concurrently with the consummation of the transactions contemplated by this Agreement, each holder of the Founder Shares will enter into a Sponsor Support Agreement, substantially in the form of Exhibit A hereto (the “Sponsor Support Agreement”).

C. The Company, Buyer and Merger Sub intend to effect a merger of Merger Sub with and into the Company (the “First Merger”) in accordance with this Agreement, the NJBCA, and the DGCL and the Limited Liability Company Act of the State of Delaware (the “DLLCA”), where upon consummation of the First Merger, Merger Sub will cease to exist, and the Company will become a Subsidiary of Merger Sub 2. Immediately following the First Merger, the Company, as the surviving company of the First Merger, will merge with and into Merger Sub 2 (the “Second Merger”) in accordance with this Agreement, the NJBCA, the DGCL, and the DLLCA, whereupon consummation of the Second Merger, Merger Sub 2 will be the surviving company and the Company will cease to exist. The First Merger and the Second Merger are together referred to in this Agreement as the “Mergers.”

D. The Board of Directors of the Company has (i) approved this Agreement and the transactions contemplated by this Agreement upon the terms and conditions set forth in this Agreement, (ii) determined that this Agreement and the transactions contemplated by this Agreement are fair to, and in the best interests of, the Company and the Stockholders, and (iii) resolved to recommend that the Stockholders approve this Agreement and the transactions contemplated by this Agreement.

E. The respective boards of directors of each of Buyer, Merger Sub, and the Manager of Merger Sub 2 have approved this Agreement and the transactions contemplated by this Agreement, including the Merger, upon the terms and conditions set forth in this Agreement.

F. The Parties intend that the Mergers (i.e., the First Merger and Second Merger taken together) will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and that this Agreement be, and is hereby adopted as, a “plan of reorganization” for purposes of Sections 354 and 361 of the Code.

G. This Agreement will be adopted, and the transactions contemplated by this Agreement will be approved, by the written consent of the Requisite Stockholders (the “Written Consent”) as promptly as practicable but not later than 11:59 pm (Eastern Time) on the day on which this Agreement is executed and delivered by all Parties.

Annex B-1

AGREEMENT

Each Party agrees as follows:

ARTICLE 1
THE MERGERS

1.1 Merger; Surviving Company. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the applicable provisions of the DGCL and the NJBCA, at the First Effective Time, Merger Sub will merge with and into the Company. As a result of the First Merger, the Company will continue as the surviving company of the First Merger (the “First Surviving Company”) and will continue its corporate existence under the laws of the state of New Jersey as a direct wholly owned Subsidiary of Merger Sub 2, and an indirect wholly owned Subsidiary of Buyer, and the separate corporate existence of Merger Sub will cease. Immediately thereafter, and as part of the same plan, upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the applicable provisions of the NJBCA and the DLLCA, at the Second Effective Time, the First Surviving Company shall be merged with and into Merger Sub 2. As a result of the Second Merger, Merger Sub 2 will continue as the surviving company of the Second Merger (the “Surviving Company”) and will continue its existence under the laws of the state of Delaware as a wholly owned Subsidiary of Buyer, and the separate corporate existence of the First Surviving Company will cease.

1.2 Effective Times. On the Closing Date, subject to the payment by Buyer of the consideration required to be paid by Buyer at the Closing pursuant to this Agreement, the Parties will cause the First Merger to be consummated by filing a certificate of merger, in a form mutually agreeable to Buyer and the Company (the “First Certificate of Merger”), to be properly executed and filed with the Secretary of State of the State of Delaware in accordance with the terms and conditions of the DGCL and with the Secretary of State of the State of New Jersey in accordance with the terms and conditions of the NJBCA and will take all such other actions as may be required by Applicable Laws to make the First Merger effective as promptly as practicable. The First Merger will become effective at the time that the First Certificate of Merger is accepted for filing by both the Secretary of State of the State of Delaware and the Secretary of State of the State of New Jersey, or at such later date and time as is specified in the First Certificate of Merger (such time and date being referred to herein as the “First Effective Time”). Immediately following the filing of the First Certificate of Merger, Merger Sub 2 shall cause a certificate of merger with respect to the Second Merger (the “Second Certificate of Merger” and, together with the First Certificate of Merger, the “Certificates of Merger”) to be filed with the Secretary of State of the State of Delaware in accordance with the terms and conditions of the DLLCA and with the Secretary of State of the State of New Jersey in accordance with the terms and conditions of the NJBCA and will take all such other actions as may be required by Applicable Laws to make the Second Merger effective as promptly as practicable. The Second Merger will become effective at the time that the Second Certificate of Merger is accepted for filing by both the Secretary of State of the State of Delaware and the Secretary of State of the State of New Jersey, or at such later date and time as is specified in the Second Certificate of Merger (such time and date being referred to herein as the “Second Effective Time”). The First Effective Time shall precede in all events the Second Effective Time.

1.3 Effects of the Mergers.

(a) The Mergers will have the effects set forth in this Agreement, the Certificates of Merger and the applicable provisions of the NJBCA, DGCL and DLLCA. Without limiting the generality of the foregoing and subject thereto, by virtue of the First Merger and without further act or deed, at the First Effective Time, all the property, rights, privileges, immunities, powers, franchises, licenses and authority of the Company and Merger Sub will vest in the First Surviving Company, and all Liabilities and duties of the Company and Merger Sub will become the Liabilities and duties of the First Surviving Company. Also without limiting the generality of the foregoing and subject thereto, by virtue of the Second Merger and without further act or deed, at the Second Effective Time, all the property, rights, privileges, immunities, powers, franchises, licenses and authority of the First Surviving Company and Merger Sub 2 will vest in the Surviving Company, and all Liabilities and duties of the First Surviving Company and Merger Sub 2 will become the Liabilities and duties of the Surviving Company.

(b) At the First Effective Time, the certificate of incorporation of the First Surviving Company will, by virtue of the First Merger and pursuant to the First Certificate of Merger, be amended and restated to read as the certificate of incorporation of Merger Sub, as in effect immediately prior to the First Effective Time, except that at the First Effective Time, (i) “Article I” of such certificate of the First Surviving Company will be amended and restated in its entirety to read as follows: “The name of the corporation is PARTS iD, Inc.,” and (ii) the limitations

Annex B-2

of liability and indemnification provisions will be revised to the extent necessary to comply with Section 8.2 of this Agreement. At the First Effective Time, the bylaws of the First Surviving Company will be amended and restated to read as the bylaws of Merger Sub, as in effect immediately prior to the First Effective Time, except that the Merger Sub’s bylaws will be revised to the extent necessary to comply with Section 8.2 of this Agreement.

(c) At the Second Effective Time, the certificate of formation and limited liability company agreement of Merger Sub 2 will, by virtue of the Second Merger and pursuant to the Second Certificate of Merger, remain in effect as the certificate of formation and limited liability company agreement of the Surviving Company, except that at the Second Effective Time, (i) “Article I” of such certificate of formation of the Surviving Company will be amended and restated in its entirety to read as follows: “The name of the limited liability company is “PARTS iD, LLC,” and (ii) the limitations of liability and indemnification provisions will be revised to the extent necessary to comply with Section 8.2 of this Agreement.

(d) Each of the Parties will take all necessary action to cause the directors of Merger Sub immediately prior to the First Effective Time to be the directors of the First Surviving Company immediately following the First Effective Time, to hold office until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the First Surviving Company. Each of the Parties will take all necessary action to cause the manager of Merger Sub 2 immediately prior to the Second Effective Time to become the manager of the Surviving Company as of the Second Effective Time.

(e) The officers (i) of the Company immediately prior to the First Effective Time, who shall be the Persons named on Schedule 1.3(e), will be the officers of the Surviving Company immediately following the First Effective Time and (ii) of Merger Sub 2 immediately prior to the Second Effective Time, who shall be the persons named on Schedule 1.3(e), will be the officers of the Surviving Company immediately following the Second Effective Time, and such officers shall hold office until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the certificate of formation and limited liability company agreement of the Surviving Company.

(f) At the First Effective Time, by virtue of the First Merger and without any action on the part of any Party and subject to delivery by the relevant Stockholder of the Certificates or Book-Entry Shares representing such Stockholder’s Shares, each duly endorsed in blank or accompanied by a separate executed stock power or similar document legally sufficient to assign the Shares to Buyer:

(i) each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the First Effective Time will be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the First Surviving Company;

(ii) the Shares of Company Preferred Stock (other than Dissenting Shares and Cancelled Shares) shall be automatically converted into the right to receive an amount in cash equal to the Preferred Payment;

(iii) each Share of Company Common Stock (other than Dissenting Shares and Cancelled Shares) shall be automatically converted into the right to receive (i) a number of shares of Buyer Common Stock equal to the Estimated Purchase Price divided by $10.00 (in each case, the “Closing Share Consideration”), (ii) the per share amount of payments, if any, to Common Stockholders under Section 2.5(c), and (iii) the per share amount of any other release to Common Stockholders generally under this Agreement, in each case determined by dividing the aggregate amount of such released amounts by the number of Fully Diluted Shares (collectively, clauses (i) – (iii), the “Common Share Merger Consideration”). For the avoidance of doubt, each component of the Common Share Merger Consideration will be payable only when, as and if, and in the forms contemplated by the applicable provisions of this Agreement; and

(iv) each Share that is owned or held in treasury by the Company or that is owned by Buyer or any of its wholly owned Subsidiaries shall no longer be outstanding and shall automatically be cancelled and shall cease to exist (the “Cancelled Shares”) and no consideration shall be delivered in exchange therefor.

(g) All of the Shares converted into the right to receive the Preferred Payment or the Common Share Merger Consideration pursuant to this Article 1 shall no longer be outstanding and upon the conversion thereof shall cease to exist as of the First Effective Time, and uncertificated Shares represented by book entry form (“Book-Entry Shares”) and each certificate that, immediately prior to the First Effective Time represented any

Annex B-3

such Shares (each, a “Certificate”) shall thereafter represent only the right to receive the Preferred Payment or the Common Share Merger Consideration into which the Shares represented by such Book-Entry Share or Certificate have been converted pursuant to this Section 1.3, as well as any dividends or other distributions to which Stockholders become entitled pursuant to Section 1.6.

1.4 Conversion of First Surviving Corporation Shares. At the Second Effective Time, by virtue of the Second Merger and without any action on the part of any of the Parties or holders of any securities of the First Surviving Company or of Merger Sub 2, (i) each membership interest of Merger Sub 2 issued and outstanding immediately prior to the Second Effective Time shall remain issued and outstanding as a membership interest of the Surviving Company and (ii) all shares of common stock of the First Surviving Company shall no longer be issued and outstanding and shall automatically be cancelled and shall cease to exist without any consideration being payable therefor.

1.5 Fractional Shares. No fraction of a share of Buyer Common Stock will be issued by virtue of the transactions contemplated by this Agreement. In lieu of any fractional share of Buyer Common Stock that otherwise would be issuable pursuant to this Agreement, each Stockholder who otherwise would be entitled to receive a fraction of a share of Buyer Common Stock (after aggregating all fractional shares of Buyer Common Stock that otherwise be received by that holder) will be paid an amount in cash determined by multiplying (a) $10.00 by (b) the fraction of a share of Buyer Common Stock to which such Stockholder would otherwise be entitled on a payment date, which such product shall be rounded up to the nearest penny (the “Fractional Share Cash Amount”). No such holder shall be entitled to dividends, voting rights, or any other rights in respect of any fractional share of Buyer Common Stock. For the avoidance of doubt, the Fractional Share Cash Amount constitutes part of the Common Share Merger Consideration.

1.6 Exchange of Shares.

(a) Surrender of Certificates or Book-Entry Shares. Upon surrender of Certificates or Book-Entry Shares to Buyer, together with the documents specified in Section 1.3(f), duly completed and validly executed, the holder of such Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor the Common Share Merger Consideration or Preferred Payment, as applicable. No interest shall be paid or shall accrue on any Fractional Share Cash Amount payable upon surrender of any Certificate or Book-Entry Share. Until surrendered as contemplated by this Section 1.6(a), each Certificate and Book-Entry Share shall be deemed at any time after the First Effective Time to represent only the right to receive, upon such surrender, the Common Share Merger Consideration or Preferred Payment, as applicable. Notwithstanding anything to the contrary in this Agreement, any holder of Book-Entry Shares shall not be required to deliver a Certificate; instead, the Book-Entry Shares of such holder shall be deemed surrendered and shall forthwith be cancelled.

(b) Treatment of Unexchanged Shares. No dividends or other distributions, if any, with a record date after the First Effective Time with respect to Buyer Common Stock, shall be paid to the holder of any unsurrendered Share of Company Common Stock to be converted into the right to receive shares of Buyer Common Stock pursuant to Section 1.3 until such holder shall surrender such Shares in accordance with this Section 1.6. After the surrender in accordance with this Section 1.6 of a Share to be converted into the right to receive shares of Buyer Common Stock pursuant to Section 1.3, the holder thereof shall be entitled to receive (in addition to the Common Share Merger Consideration payable to such holder pursuant to this Section 1.6) any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to the Buyer Common Stock issuable in respect of such Share of Company Common Stock.

(c) No Further Ownership Rights in Capital Stock. From and after the First Effective Time, (i) all holders of Certificates and Book-Entry Shares shall cease to have any rights as stockholders of the Company other than the right to receive the Preferred Payment or Common Share Merger Consideration into which the Shares represented by such Certificates or Book-Entry Shares have been converted pursuant to this Agreement upon the surrender of such Certificate or Book-Entry Share in accordance with Section 1.6(a) (together with any dividends or other distributions to which such Certificates or Book-Entry Shares become entitled in accordance with Section 1.6(b)), without interest, and (ii) the stock transfer books of the Company shall be closed with respect to all Shares outstanding immediately prior to the First Effective Time. From and after the First Effective Time, the stock transfer books of the Company shall remain closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Company of Shares that were outstanding immediately prior to the First Effective Time. If, at any time after the First Effective Time, any Certificates or Book-Entry Shares formerly representing Shares are presented to the Surviving Company or the Buyer for any reason, such Certificates or Book-Entry Shares shall be cancelled and exchanged as provided in this Article 1, subject to Applicable Laws in the case of Dissenting Shares.

Annex B-4

(d) Unclaimed Amounts. Any portion of the Common Share Merger Consideration or the Preferred Payment (including any interest or other amounts received with respect thereto) that remains unclaimed by, or otherwise undistributed to, the holders of Certificates and Book-Entry Shares as of the second anniversary of the Closing shall, to the extent permitted by Applicable Law, become the property of the Surviving Company and any holder of Certificates or Book-Entry Shares who has not theretofore complied with this Article 1 shall thereafter look only to Buyer or the Surviving Company (subject to abandoned property, escheat or similar Applicable Laws), as general creditors thereof, for satisfaction of its claim for Common Share Merger Consideration or Preferred Payment which such holder has the right to receive pursuant to this Article 1 without interest thereon.

(e) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed, in form and substance reasonably acceptable to Buyer, the Buyer shall deliver, in exchange for such lost, stolen or destroyed Certificate, the applicable Common Share Merger Consideration or Preferred Payment, as applicable, deliverable in respect thereof pursuant to this Agreement had such lost, stolen or destroyed Certificate been surrendered.

1.7 Notices to Stockholders; Dissenting Shares.

(a) The Company shall, as promptly as reasonably practicable after the date hereof, but in any event no later than 15 days after the date of this Agreement, mail or deliver to each Stockholder a letter from the Company providing such Stockholder with (i) a brief information statement regarding the Company and the transactions contemplated by this Agreement, (ii) the notification required by Section 14A:5-6 of the NJBCA with respect to the Written Consent, and (iii) notice in the manner contemplated in Section 14A:11-1 of the NJBCA of such Stockholder’s right to dissent to the First Merger pursuant Section 14A:11-1 of the NJBCA.

(b) Notwithstanding any other provision of this Agreement to the contrary, any Shares held by a Stockholder who has neither voted in favor of the First Merger nor consented thereto in writing and who will have properly demanded appraisal for such Shares in accordance with Section 14A:11-1 of the NJBCA (collectively, the “Dissenting Shares”) will not be converted into or represent the right to receive the Preferred Payment or Common Share Merger Consideration (or any portion thereof), in respect of such Dissenting Shares. Such Stockholder will instead be entitled to receive payment of the appraised value of such Dissenting Share in accordance with the provisions of Section 14A:11-1 of the NJBCA, except that any Dissenting Share held by a Stockholder who will have failed to perfect or who effectively will have withdrawn or otherwise lost his, her, or its rights to appraisal of such Shares under Section 14A:11-1 of the NJBCA will thereupon be deemed to have been converted into and to have become exchangeable, as of the First Effective Time, for the right to receive, in the manner provided in Section 1.6, the Preferred Payment or Common Share Merger Consideration, as applicable, without any interest thereon.

(c) At the First Effective Time, any holder of Dissenting Shares will cease to have any rights with respect thereto, except the rights provided in Section 14A:11-1 of the NJBCA.

(d) The Company shall provide Buyer prompt written notice of any demand received by it for appraisal of Shares, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the First Effective Time pursuant to the DGCL that relates to such demand, and Buyer shall have the opportunity and the right to direct all negotiations and Proceedings with respect to such demands. Except with the prior written consent of Buyer, the Company shall not make any payment with respect to, or settle or offer to settle, any such demands.

1.8 Transfer Taxes. All stamp, transfer, documentary, sales, use, registration and other such taxes, levies and fees (including any penalties and interest) incurred in connection with this Agreement and the Contemplated Transactions (collectively, the “Transfer Taxes”) will be the responsibility of the Stockholders. The Stockholders will, at their own expense, procure any stock transfer stamps required by, and properly file on a timely basis all necessary Tax Returns and other documentation with respect to any Transfer Tax. No Transfer Taxes will be or become a Liability of Buyer or the Surviving Company. Each Transfer Tax Return will be prepared by the Party that customarily has primary responsibility for filing such Transfer Tax Return pursuant to Applicable Laws. Any Transfer Tax Returns prepared by the Company pursuant to this Section 1.8 will be made available to Buyer at least ten Business Days before such Transfer Tax Returns are due to be filed.

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ARTICLE 2
AGGREGATE PURCHASE PRICE; CLOSING; AND POST-CLOSING ADJUSTMENT

2.1 Aggregate Purchase Price. The term, “Aggregate Purchase Price,” means an amount equal to the sum of:

(a) $260,000,000,

(b) plus the amount, if any, by which the Closing Net Working Capital exceeds the Net Working Capital Target,

(c) minus the amount, if any, by which the Net Working Capital Target exceeds the Closing Net Working Capital,

(d) plus $25,000,000, which represents Cash that will be retained by the Company,

(e) minus the amount of Indebtedness of the Company at the First Effective Time (“Closing Indebtedness”),

(f) minus $20,000,000 paid to the holders of the outstanding Company Preferred Stock at the First Effective Time (“Preferred Payment”),

(g) minus the amount of all Company Transaction Expenses,

(h) minus $3,000,000 (the “Adjustment Reserve Amount”),

(i) minus $350,000 for the Stockholder Representative Reserve Fund, and

(j) minus, subject to Section 2.5(e)(i), $7,500,000, which represents potential indemnification expenses that may become payable by the Company relating to the Stockholder Litigation (the “Indemnification Expense Reserve Amount”).

2.2 Calculation of Estimated Purchase Price for Closing.

(a) On or before the third Business Day before the Closing Date, the Company will deliver to Buyer a written statement (the “Estimated Purchase Price Calculation Statement”) setting forth (i) the Company’s good faith estimate of the amount of (A) the Closing Net Working Capital, (B) the Closing Indebtedness, (C) the Company Transaction Expenses, and (ii) the Company’s resulting good faith estimate of the Aggregate Purchase Price based on the estimates in clause (i) and the other elements set forth in Section 2.1 (the “Estimated Purchase Price”), together with reasonably detailed documentation supporting such estimates in clauses (i) and (ii), and (iii) a certificate signed by an executive officer of the Company certifying that the estimated Closing Net Working Capital was determined in accordance with the terms of this Agreement. Schedule 2.2 sets forth the format for the calculation of the amounts described in this Section 2.2. Concurrently with delivery of the Estimated Purchase Price Calculation Statement, the Company will deliver to Buyer wire transfer instructions and other delivery information for the payments described in Section 2.4 (as may be amended from time to time thereafter, and which shall be orally confirmed, by the Company (if prior to Closing) or the Stockholder Representative (if after the Closing) prior to each payment hereunder, the “Wire Transfer Instructions”). Following the delivery of the Estimated Purchase Price Calculation Statement, if the Buyer has any objection to any amounts included in the Estimated Purchase Price Calculation Statement, Buyer and the Company shall reasonably cooperate in good faith to resolve such objections. If the Company and the Buyer are unable to resolve any dispute with respect to the Estimated Purchase Price Calculation Statement, such dispute shall not under any circumstance delay the Closing, and the amounts set forth in the Estimated Purchase Price Calculation Statement shall be the amounts used for the purposes of the Closing.

(b) Not later than one Business Day before the Closing Date, Buyer shall deliver to the Company a statement certified by an executive officer of Buyer setting forth the Redemption Percentage.

(c) Not later than the third Business Day prior to the Closing Date, the Company will deliver to Buyer a schedule (the “Allocation Schedule”) setting forth (i) a list of the Stockholders as of the First Effective Time and, for each Stockholder, the number of Shares owned by that Stockholder and (ii) a calculation of all amounts and shares of Buyer Common Stock payable at the Closing to each Stockholder.

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Each of the Company, Stockholder Representative (on behalf of the Stockholders), Buyer and Merger Sub acknowledge and agree that each of them will have the right to rely on the Allocation Schedule as setting forth a true, complete and accurate listing of all amounts due to be paid by Buyer, Merger Sub and the Company at Closing. Buyer, Merger Sub and the Surviving Company will not have any Liability with respect to the allocation of proceeds among the Stockholders resulting from any payments made to such Stockholders pursuant to the Allocation Schedule. The Stockholders, by approving this Agreement, agree that all Stockholders will cooperate with the Stockholder Representative, Buyer, the Surviving Company and the other Stockholders in order to ensure that each Stockholder receives its respective portion of any Preferred Payment or Common Share Merger Consideration that it is entitled to receive pursuant to the terms of this Agreement.

2.3 Closing. Subject to the fulfillment or waiver of the conditions precedent set forth in Article 8, the closing of the transactions contemplated by this Agreement (the “Closing”) will take place at the offices of Faegre Drinker Biddle & Reath LLP (“Faegre Drinker”), in Florham Park, New Jersey, at 9:00 a.m. (local time) on a date to be mutually agreed upon by the Company and Buyer, which date will be no later than the third Business Day after all of the conditions set forth in Article 8 have been satisfied or waived (other than those conditions which by their terms are intended to be satisfied at Closing). The date on which the Closing occurs is referred to herein as the “Closing Date.” Documents may be delivered at the Closing by electronic delivery, and the receiving Party may rely on the receipt of such documents so delivered as if the original had been received.

2.4 Closing Payments. At Closing, Buyer will:

(a) pay and discharge (or cause to be paid and discharged), on behalf of the Company all Closing Indebtedness and Company Transaction Expenses set forth on the Estimated Purchase Price Calculation Statement, and the amount of the Stockholder Representative Reserve Fund, by wire transfer of immediately available funds pursuant to the Wire Transfer Instructions;

(b) hold in reserve that number of shares of Buyer Common Stock equal to the Adjustment Reserve Amount divided by $10.00, to be held by the Buyer pursuant to the terms of this Agreement;

(c) subject to Section 2.5(e)(i), hold in reserve that number of shares of Buyer Common Stock equal to the Indemnification Expense Reserve Amount divided by $10.00, to be held by the Buyer pursuant to the terms of this Agreement; and

(d) pay to an account for the holder of the Company Preferred Stock as designated in writing by the Company, an amount equal to the Preferred Payment by wire transfer of immediately available funds, in accordance with Article 1; and

(e) deliver to each Common Stockholder its Closing Share Consideration in shares of Buyer Common Stock in book-entry form, in accordance with Article 1.

2.5 Purchase Price Adjustment.

(a) Buyer’s Preparation of the Statement. Within 90 days after the Closing Date, Buyer will prepare and deliver to each of the Stockholder Representative and the Buyer Sponsor a statement (the “Final Purchase Price Calculation Statement”) setting forth, in reasonable detail, Buyer’s calculations (“Buyer’s Proposed Calculations”) of (i) the amount of the Closing Net Working Capital, (ii) Closing Indebtedness, (iii) Company Transaction Expenses, and (iv) the resulting Aggregate Purchase Price based on the foregoing and the other elements set forth in Section 2.1.

(b) Objections; Resolution of Disputes.

(i) Unless one or both of the Stockholder Representative and the Buyer Sponsor notifies Buyer in writing within 45 days after Buyer’s delivery of the Final Purchase Price Calculation Statement of any objection to Buyer’s Proposed Calculations (the “Notice of Objection”), the Final Purchase Price Calculation Statement will become final and binding on the Parties at the end of such 45-day period. During such 45-day period, Stockholder Representative, the Buyer Sponsor and their respective representatives and advisors will be permitted to review all materials and information used by Buyer in preparing the Final

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Purchase Price Calculation Statement and Buyer will make available such personnel as are reasonably necessary to assist Stockholder Representative or the Buyer Sponsor in its respective review of the Final Purchase Price Calculation Statement. Any Notice of Objection must specify in reasonable detail the basis for the objections set forth therein.

(ii) If either or both of Stockholder Representative and the Buyer Sponsor (an “Objecting Party”) provides a Notice of Objection to Buyer and each other within such 45-day period, Buyer and the Objecting Party (or the Objecting Parties, if both the Stockholder Representative and the Buyer Sponsor deliver a Notice of Objection or elect to participate after the other party delivers a Notice of Objection) will, during the 30-day period following Buyer’s receipt of the Notice of Objection, attempt in good faith to resolve the objections of Stockholders. During such 30-day period, Buyer and its independent auditors and other representatives and their advisors will be permitted to review the working papers of the Objecting Party and, if applicable, their representatives relating to the Notice of Objection and the basis therefor. If Buyer and the Objecting Party are unable to resolve all such objections within such 30-day period, the matters remaining in dispute that were properly included in the Notice of Objection will be submitted to RSM US LLP (or, if such firm declines to act, to another nationally recognized public accounting firm mutually agreed upon by Buyer and the Objecting Party in writing and, if Buyer and the Objecting Party are unable to so agree within 10 days after the end of such 30-day period, then Buyer and the Objecting Party will each select such a firm and such firms will jointly select a third nationally recognized firm to resolve the disputed matters (such selected firm being the “Independent Accounting Firm”)). Buyer and the Objecting Party will instruct the Independent Accounting Firm to render its decision as promptly as practicable but in no event later than 30 days after its selection. Buyer and the Objecting Party will further instruct the Independent Accounting Firm to deliver a written report containing its calculation of the disputed items and a written explanation in reasonable detail of each required adjustment to the disputed items, including the basis for those adjustments. The Independent Accounting Firm will act as an expert and not an arbitrator to resolve the disputed matters solely based on submissions made on behalf of Stockholders and Buyer that are consistent with the terms of this Agreement (and not by independent review or additional discovery in any form). The Independent Accounting Firm will not assign a value to any item that is greater than the greater value for such item claimed by either Party or less than the lesser value for such item claimed by either Party. The resolution of disputed items by the Independent Accounting Firm will be final and binding, and the determination of the Independent Accounting Firm may be enforced as if it were an arbitral award that is final, binding and non-appealable and upon which a judgment may be entered by a court having jurisdiction over the Party against which such determination is to be enforced, absent manifest error. Any Party may seek specific enforcement or take other necessary legal action to enforce any decision made by the Independent Accounting Firm. The other Party’s only defense to such a request for specific enforcement or other legal action shall be manifest error or fraud by or upon the Independent Accounting Firm. The fees and expenses of the Independent Accounting Firm will be apportioned between Buyer, on one hand, and the Objecting Party, on the other hand, based upon the inverse proportion of the amount of the disputed items on the Final Purchase Price Calculation Statement resolved in favor of each of Buyer and such Person (i.e., so that the prevailing Party bears a lesser amount of such fees and expenses), with any expenses that are the responsibility of the Stockholders being paid out of the shares of Buyer Common Stock representing the Adjustment Reserve Amount. The Final Purchase Price Calculation Statement, as adjusted pursuant to this Section 2.5(b)(ii), will be final and binding on the Parties. All information provided by the Parties to each other and the Independent Accounting Firm under this Section 2.5 will be held in confidence and will not be further disclosed by the Parties and the Independent Accounting Firm.

(c) Adjustment Payment. Upon determination, in accordance with Section 2.5(b), of the Final Purchase Price Calculation Statement and the final calculations of the items to be included therein under Section 2.5(a), the Aggregate Purchase Price will be recalculated using such finally determined amounts. The following payments, if any, will be deemed to be adjustments to the Aggregate Purchase Price for all purposes.

(i) If the Aggregate Purchase Price (as determined under this Section 2.5) exceeds the Estimated Purchase Price by more than $1,500,000, then Buyer will deliver or cause to be delivered, no later than

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three Business Days after the Final Purchase Price Calculation Statement becomes final and binding under Section 2.5(b), to each Common Stockholder, in book-entry form shares of Buyer Common Stock to each Common Stockholder equal to:

(A) (1) the Adjustment Reserve Amount; multiplied by (2) a fraction equal to (x) the number of Shares of Company Common Stock held by that Common Stockholder immediately prior to the First Effective Time divided by (y) the Fully Diluted Shares (each being that Common Stockholder’s “Pro Rata Share”); divided by (3) $10.00; plus

(B) (1) the lesser of (x) the amount of such excess (above the $1,500,000 threshold) or (y) $3,000,000; multiplied by (2) that Common Stockholder’s Pro Rata Share; divided by (3) $10.00.

(ii) If the Estimated Purchase Price exceeds the Aggregate Purchase Price (as determined under this Section 2.5) by more than $1,500,000, then no later than three Business Days after the Final Purchase Price Calculation Statement becomes final and binding under Section 2.5(b), Stockholder Representative and Buyer Sponsor will provide joint instructions to the Buyer to release from Buyer’s reserve established pursuant to Section 2.4(b) a number of shares of Buyer Common Stock equal to the lesser of (1) the amount of such excess (above the $1,500,000 threshold) divided by $10.00, and (2) the number of shares of Buyer Common Stock representing the Adjustment Reserve Amount. The Adjustment Reserve Amount is Buyer’s sole and exclusive source of recovery of any amount by which the Estimated Purchase Price exceeds the Aggregate Purchase Price by more than $1,500,000. Such instructions to the Buyer will also provide that any shares of Buyer Common Stock representing the balance of the Adjustment Reserve Amount after the release of reserved shares of Buyer Common Stock under the previous sentence will be delivered in book-entry form to the Common Stockholders, with an amount of shares of Buyer Common Stock so delivered to each Common Stockholder equal to that Common Stockholder’s Pro Rata Share of such remaining amount. Each payment to a Common Stockholder will be in accordance with the instructions provided by that Common Stockholder to the Buyer.

(iii) If the Aggregate Purchase Price (as determined under this Section 2.5) is not more than $1,500,000 more or less than the Estimated Purchase Price, then no later than three Business Days after the Final Purchase Price Calculation Statement becomes final and binding under Section 2.5(b), Stockholder Representative and Buyer Sponsor will provide joint instructions to the Buyer to release the shares of Buyer Common Stock representing the Adjustment Reserve Amount and deliver in book-entry form such number of shares of Buyer Common Stock to each Common Stockholder equal to that Common Stockholder’s Pro Rata Share of such remaining amount. Each payment to a Common Stockholder will be in accordance with the instructions provided by that Common Stockholder to the Buyer.

(d) Adjustment Reserve Amount. The number of shares of Buyer Common Stock representing the Adjustment Reserve Amount will be held in reserve by Buyer pursuant to Section 2.4(b).

(e) Indemnification Expense Reserve Amount.

(i) The Indemnification Expense Reserve Amount will be $0 if (A) the Stockholder Litigation is finally settled or resolved by a court prior to Closing, and (B) the final amount of the D&O Indemnifiable Matters has either been paid by the Company prior to Closing or is included in the calculation of the Estimated Purchase Price, whether as Net Working Capital, Indebtedness, or Company Transaction Expenses.

(ii) The number of shares of Buyer Common Stock representing the Indemnification Expense Reserve Amount will be held in reserve by Buyer pursuant to Section 2.4(c) and this Section 2.5(e). The Indemnification Expense Reserve Amount will be reduced by any amount required (by final settlement or court resolution) to be indemnified by the Company after the Closing Date for any acts or omissions of the Company’s current or former officers, directors, governors, members, partners, or managers in connection with the Stockholder Litigation (the “D&O Indemnifiable Matters”), net of any amounts recovered by the Company under any insurance policy (including any directors’ and officers’ liability insurance) or other indemnity, contribution or similar payment received with respect to such matter. The Company

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will use reasonable best efforts to collect under all available insurance policies or indemnity, contribution or other similar agreements. For the avoidance of doubt, the right of offset against the Indemnification Expense Reserve Amount shall be the sole and exclusive remedy of the Company and its Affiliates for any D&O Indemnifiable Matters and the Indemnification Expense Reserve Amount shall not be available to the Company for any Liability other than a D&O Indemnifiable Matter.

(iii) The Company will promptly deliver written notice to the Stockholder Representative and to the Buyer Sponsor of any claim made against the Company with respect to a D&O Indemnifiable Matter. Such written notice will specify in reasonable detail the amount of the claim, the basis therefor, and a summary of rights that are reasonably available to the Company under any insurance policy, indemnity, contribution or similar agreement with respect thereto. The Company will provide the Stockholder Representative and the Buyer Sponsor with any other information reasonably requested by the Stockholder Representative or by the Buyer Sponsor with respect to any such claim. Any disputes regarding D&O Indemnifiable Matters or any purported offset against the Indemnification Expense Reserve Amount shall be resolved in accordance with Article 11.

(iv) On the earlier to occur of: (A) the final settlement or court resolution of the Stockholder Litigation or (B) the second anniversary of the Closing Date, Buyer will release to each Common Stockholder a number of shares of Buyer Common Stock equal to (x) the remaining Indemnification Expense Reserve Amount, if any, multiplied by (y) that Common Stockholder’s Pro Rata Share, divided by (z) $10.00.

(v) If, within the five years following the second anniversary of the Closing Date, the Company receives any amounts under any insurance policy, indemnity, contribution or other similar agreement for any D&O Indemnifiable Matters that were previously deducted from the Indemnification Expense Reserve Amount, then the Company will promptly distribute those funds to the Common Stockholders in accordance with their respective Pro Rata Shares.

2.6 Withholding. Notwithstanding any other provision of this Agreement, and for the avoidance of doubt, (a) the payor of each payment made pursuant to this Agreement shall be entitled to make such payment net of any Taxes required by Applicable Law to be deducted or withheld from such payment and (b) any amounts deducted or withheld from any such payment shall be timely remitted to the applicable Taxing authority and shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made. Notwithstanding the foregoing, there shall not be any withholding on account of U.S. federal income Taxes on a payment to a Stockholder in respect of the Preferred Payment or in respect of its shares of Common Stock of the Common Share Merger Consideration if the Stockholder timely provides a valid duly executed IRS Form W-9, W-8BEN or W-8BEN-E claiming a complete exemption from backup withholding prior to Closing.

2.7 Lock-Up Period; Stop-Transfer Notices.

(a) Lock-Up Agreement. Each Common Stockholder agrees that such Common Stockholder shall not Transfer any Buyer Common Stock issued to such Common Stockholder as part of the Closing Share Consideration that may have been issued to such Common Stockholder prior to the earlier of (i) the first anniversary of the Closing Date, (ii) the date, following the 180th day after the Closing Date, on which the VWAP of Buyer Common Stock equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), (iii) the date, following the 270th day after the Closing Date, on which the VWAP of Buyer Common Stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), or (iv) Buyer’s completion of a liquidation, merger, stock exchange or other similar transaction that results in all of Buyer’s stockholders having the right to exchange their shares of Buyer Common Stock for cash, securities or other property (the “Lock-up Period”).

(b) Permitted Transfers. Notwithstanding the foregoing, during the Lock-up Period, Transfers of Closing Share Consideration are permitted to be made (i) in the case of an entity, as a distribution to its partners, stockholders or members; (ii) in the case of an individual, by a bona fide gift to one of the members of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, for estate planning purposes; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) if consented to in advance by the Post-Closing Buyer Board; provided, however, that in each case of clauses

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(i) through (iv), the permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other terms described in this Section 2.7 to the extent and for the duration that such terms remain in effect at the time of the Transfer.

(c) Stop-Transfer Notice. Each holder of Buyer Common Stock, inclusive of any Person to whom shares of Buyer Common Stock have been Transferred by a Common Stockholder in accordance with Section 2.7(b)) (each, a “Holder”) of Buyer Common Stock issued pursuant to this Agreement hereby authorizes Buyer during each applicable Lock-Up Period to cause its transfer agent for the shares of Buyer Common Stock that are subject to restriction on Transfer during the applicable Lock-Up Period (“Lock-up Shares”) to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Lock-up Shares for which the undersigned is the record holder and, in the case of Lock-up Shares for which the Holder is the beneficial holder but not the record holder, such Holder agrees during the applicable Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Lock-up Shares, if such Transfer would constitute a violation or breach of this Agreement. In addition, any Holder who is not a resident of the United States and is not an accredited investor as defined under Rule 501 of Regulation D under the Securities Act hereby authorizes Buyer to instruct its transfer agent to note that such Transaction Securities were issued under an exemption from registration under Regulation S and to utilize the CREST electronic clearing system for the purpose of compliance with legend and transfer restriction requirements as provided for by Regulation S. In addition, each Holder agrees that Buyer may issue appropriate stop transfer instructions to its transfer agent in order to ensure compliance with the Securities Act, including as to Regulation S as applicable.

(d) Releases from Lock-Ups. Buyer will not grant an early release or waiver of the restrictions imposed by any lock-up agreement upon the Buyer Sponsor or the Common Stockholders during the Lock-Up Period unless a similar release or waiver, on a pro rata basis, is provided to the Common Stockholders or the Buyer Sponsor, respectively, from any such Person’s lock-up agreement. Except as provided in this Section 2.7, Buyer shall not release, amend or waive the Sponsor Lock-Up Agreement or any lock-up agreement of any Common Stockholder and shall enforce any violations thereof

2.8 Equity Incentive Plan. Not less than five Business Days prior to the filing with the SEC of the Schedule TO, the board of directors of Buyer shall adopt, subject to approval as part of the Required Buyer Stockholder Approval, an equity incentive plan, in form and substance reasonably acceptable to the Company, that provides for the issuance of restricted stock units and other forms of equity incentive awards by Buyer subject to an aggregate cap on such awards equal to 12% of the number of shares of Buyer Common Stock on a fully-diluted basis (the “Post-Closing Equity Incentive Plan”).

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed in the disclosure schedule delivered by the Company concurrently with the execution and delivery of this Agreement (the “Disclosure Schedule”), the Company hereby represents and warrants to Buyer, Merger Sub and Merger Sub 2 as follows as of the date of this Agreement:

3.1 Organization and Good Standing. The Company is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction in which it was organized. The Company is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the ownership or leasing of its properties or assets or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing has not had a Material Adverse Effect and will not materially and adversely affect the ability of the Company or the Stockholders to consummate the transactions contemplated herein. The Company has full corporate power and authority to own and lease its properties and assets and conduct its business as now conducted. The Company does not hold any equity interest, directly or indirectly, of any other Person. The Company has made available to Buyer a true, correct and complete copy of the Organizational Documents of the Company.

3.2 Capitalization. Section 3.2 of the Disclosure Schedule lists, as of the date hereof, the Shares owned by each Stockholder. Each Stockholder has good and valid title to all Shares owned by it, free and clear of any Encumbrance (other than restrictions imposed by securities laws applicable to securities generally and rights of Buyer under this Agreement). The Shares constitute all of the outstanding equity interests of the Company. All of the equity

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interests listed in Section 3.2 of the Disclosure Schedule are, or will be when issued, duly authorized, validly issued, and, if capital stock, fully paid and non-assessable. No equity interest of the Company was issued in violation of any Organizational Document of the Company, any Applicable Law or any preemptive right (or other similar right) of any Person. There is no: (i) preemptive right, option, warrant, put, call, purchase right, subscription right, conversion right, convertible instrument, exchange right or other security, Contract or commitment of any nature whereby any Person has, or has a right to receive, any equity interest of, or right or obligation to acquire any equity interest of, the Company; (ii) equity appreciation, phantom stock, profit participation or similar right with respect to the Company; or (iii) voting trust, proxy or other Contract with respect to any equity interest of the Company. The Company does not have any Subsidiaries or own any equity interests in any other Person.

3.3 Authority and Authorization; Conflicts; Consents.

(a) Authority and Authorization. The Company has all requisite corporate power to execute and deliver this Agreement and each Ancillary Document to which the Company is a party and the execution, delivery and performance of this Agreement and each Ancillary Document of the Company have been duly authorized and approved by the Board of Directors of the Company and, upon execution of the Written Consent, no other corporate or stockholder action on the part of the Company or the Stockholders is necessary to authorize such execution, delivery and performance. Assuming due authorization, execution and delivery by Buyer of this Agreement and each Ancillary Document of Buyer, this Agreement is, and each Ancillary Document of the Company will be, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by any Enforcement Limitation.

(b) Conflicts; Consents. Subject to the receipt of the Consents and the making of filings and submissions referenced in the next sentence, neither the execution nor delivery by the Company of this Agreement or of any Ancillary Document nor consummation by Company of the transactions contemplated herein or therein does or will (with or without the passage of time or giving of notice): (i) constitute a breach of, violate, conflict with or give rise to or create any right or obligation under any Organizational Document of the Company; (ii) violate any Applicable Law; (iii) constitute a breach or violation of or a default under, conflict with or give rise to or create any right of any Person other than the Company to accelerate, increase, terminate, modify or cancel any material right or obligation in a manner adverse to the Company or result in the creation of any Encumbrance, other than a Permitted Encumbrance, of the Company under any Major Contract; or (iv) result in the creation or imposition of any Encumbrance on the Shares, except where such a breach, violation, default, conflict or right under clause (ii) or (iii) above has not had a Material Adverse Effect and will not materially and adversely affect the ability of the Company or the Stockholders to consummate the transactions contemplated herein. No consent or approval by, notification to or filing with any Person is required under any Major Contract in connection with the Company’s execution, delivery or performance of this Agreement or any Ancillary Document of the Company or the consummation of the transactions contemplated herein or therein by the Company or the Stockholders, except (1) the filing of the Certificates of Merger, (2) as required by Antitrust Laws, and (3) for any consent, approval, notice or filing, the absence of which has not had a Material Adverse Effect and will not materially and adversely affect the ability of the Company or the Stockholders to consummate the transactions contemplated herein. “Consent” means each consent, approval, notice or filing listed in Section 3.3(b) of the Disclosure Schedule.

3.4 Financial Statements and Undisclosed Liabilities.

(a) Financial Statements Defined. Section 3.4(a) of the Disclosure Schedule contains a true, correct and complete copy of the following:

(i) the Company’s consolidated audited balance sheets as of, and audited income statements for each of the fiscal years ended on, December 31, 2019 (the “Annual Balance Sheet Date”), December 31, 2018, and December 31, 2017, together with the notes to the foregoing and the reports thereon of the Company’s independent auditors; and

(ii) the unaudited (1) balance sheet of the Company, on a consolidated basis, as of June 30, 2020 (such date is the “Interim Balance Sheet Date” and such balance sheets are the “Interim Balance Sheets”); and (2) income statement of the Company, on a consolidated basis, for the 6-month period ended on the Interim Balance Sheet Date (collectively, the “Interim Financial Statements” and, together with the annual financial statements described in Section 3.4(a)(i), the “Financial Statements”).

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(b) Financial Statements. The Financial Statements were prepared in accordance with GAAP and fairly present, in all material respects, the consolidated financial condition of the Company at their respective dates and the consolidated results of operations of the Company for the respective periods covered thereby, except (i) as otherwise disclosed in any note to the Financial Statements and (ii) that the Interim Financial Statements are subject to normal year-end adjustments and do not include notes.

(c) Undisclosed Liabilities. The Company does not have any Liabilities, except for Liabilities (i) disclosed in, provided for, adequately reflected in, reserved against or otherwise described in the Financial Statements (including in any note thereto) or that are or will be included in the calculations regarding the determination of the Aggregate Purchase Price under Section 2.5, (ii) that have arisen in the Ordinary Course of Business of the Company since the Interim Balance Sheet Date, (iii) under this Agreement or any Ancillary Document or otherwise in connection with the transactions contemplated herein or therein, (iv) disclosed in or contemplated by this Agreement, including the Disclosure Schedule, or (v) that would not have been required to be provided for, reflected in, or reserved against in the Financial Statements (including in any notes thereto) in accordance with GAAP.

(d) Internal Controls. The Company maintains a system of internal accounting controls with respect to its business that are designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of the consolidated financial statements in accordance with GAAP. In connection with the routine audit practices of the Company and its independent auditors, the Company has not identified for the Company’s independent auditors any material weaknesses in internal controls nor to the Company’s Knowledge, has there been any incident of fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. To the Company’s Knowledge, there are no significant deficiencies in the Company’s internal controls which could adversely affect the ability of the Company to record, process, summarize and report financial data.

3.5 Taxes.

(a) All material Tax Returns that were required to be filed by, on behalf of or with respect to the Company were timely filed on or before the applicable due date (taking into account any extension of such due date) and were correct and complete in all material respects. All Taxes owed by or with respect to the Company with respect to any Pre-Closing Tax Period were paid, or, in the case of Taxes not yet due, will be paid in full before the First Effective Time or will be properly included in Closing Net Working Capital.

(b) The Company has not received a written claim since January 1, 2018 from any Governmental Authority in a jurisdiction where the Company does not file any Tax Return that the Company is or may be subject to Taxation by such jurisdiction.

(c) All material Taxes that the Company is or was required to withhold or collect in connection with any amount paid or owing to any employee, independent contractor, stockholder, nonresident, creditor or other third party have been duly withheld or collected and have been paid, to the extent required, to the proper Governmental Authority or other Person.

(d) No Tax audit or other Tax Proceeding is pending or being conducted or is, to the Company’s Knowledge, Threatened against or otherwise with respect to the Company.

(e) The Company does not have in effect any waiver of any statute of limitations regarding any Tax nor has it agreed to any extension of time regarding the assessment of any Tax deficiency.

(f) There is no Encumbrance for any Tax upon any asset of the Company, except any Encumbrance for any current Tax not yet due.

(g) The Company is not aware of the existence of any fact, or has taken or agreed to take any action, that would reasonably be expected to prevent or impede the transactions contemplated by this Agreement from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(h) The Company is not a party to, not bound by or has no obligation under any Tax sharing Contract, Tax indemnification Contract, Tax allocation Contract or similar Contract (including any Contract providing for the sharing or ceding of Tax credits or Tax losses) and does not have a Liability to any Person as a result of or pursuant to any such Contract, in each case other than a Contract the primary purpose of which does not relate to Taxes (an “Ordinary Commercial Agreement”).

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(i) The Company will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting made prior the Closing under Code Section 481(c) (or any corresponding or similar provision of state, local or non-U.S. income Tax law); (ii) “closing agreement” as described in Code Section 7121 (or any corresponding or similar provision of state, local or non-U.S. income Tax law) executed prior to the Closing; (iii) installment sale or open transaction disposition made prior to the Closing; (iv) intercompany transaction or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law) entered into or created prior to the Closing; or (v) prepaid amount received prior to the Closing outside the Ordinary Course of Business.

(j) The Company has not been a member of an affiliated group filing a consolidated, combined or unitary U.S. federal, state, local or non-U.S. income Tax Return (other than a group of which the Company was the common parent).

(k) The Company does not have any material Liability for the Taxes of any Person (other than the Company) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. law), as a transferee or successor, or, except pursuant to an Ordinary Commercial Agreement, by Contract or otherwise.

(l) The Company does not have any request for a material closing agreement, private letter ruling or similar ruling in respect of Taxes pending between the Company, on the one hand, and any Tax authority, on the other hand.

(m) The Company has made available to Buyer true, correct and complete copies of the U.S. federal income Tax Returns filed by the Company for tax years since 2017.

(n) The Company has not in any year for which the applicable statute of limitations remains open distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

(o) The Company has not engaged in or entered into a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(p) Neither the IRS nor any other U.S. or non-U.S. taxing authority or agency has asserted in writing against the Company any deficiency or claim for any material Taxes or interest thereon or penalties in connection therewith.

(q) The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. The Company has not received written notice from a non-United States Tax authority that it has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized.

(r) For U.S. federal income tax purposes, the Company is, and has been since its formation, classified as a corporation.

3.6 Litigation and Orders. There is no Proceeding pending or, to the Company’s Knowledge, Threatened against the Company as of the date of this Agreement (other than workers’ compensation claims), in each case that, if decided adversely to the Company, will have a Material Adverse Effect or will materially and adversely affect the ability of the Company or the Stockholders to consummate the transactions contemplated herein. As of the date of this Agreement, the Company is not specifically identified as a party that is subject to any material restriction or limitation on any of its operations under any Order.

3.7 Compliance with Law; Permits. The Company is, and has been since January 1, 2018, in compliance with all Applicable Laws, except where the failure to be in compliance would not have a Material Adverse Effect. No written notice has been received by the Company from January 1, 2018 to the date of this Agreement from any Governmental Authority alleging that the Company is not or was not in compliance with any Applicable Law that has not been remedied or where such non-compliance would not have a Material Adverse Effect. The Company has in effect all Permits that are required for the Company to conduct the Business as currently conducted in all material respects, all such Permits are valid and in full force and effect, and the Company is in compliance in all material respects with the terms of such Permits.

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3.8 Contracts.

(a) Section 3.8(a) of the Disclosure Schedule lists the following Contracts, in effect as of the date of this Agreement, to which the Company is a party (each a “Major Contract”):

(i) each Contract providing for the payment of any cash or other compensation or benefits upon the sale of all or a portion of the Company or the business of the Company;

(ii) each Contract for the employment of an individual or engagement of a consultant, in each case earning an annual base salary or annual consulting fee of $200,000 or more per year (other than offer letters entered into in the Ordinary Course of Business for employees or agreements with consultants where such relationship is terminable at-will);

(iii) collective bargaining agreements;

(iv) each Contract that is reasonably expected to involve payments to the Company of more than $100,000 in the 12 months following the Closing Date (other than those Contracts that on the Closing Date will be terminable at will or upon not more than 90 days’ notice by the Company without any Liability to the Company, other than Liability with respect to services rendered before the termination thereof that is unrelated to such termination);

(v) each Contract that is reasonably expected to involve payments by the Company of more than $100,000 in the 12 months following the Closing Date (other than those Contracts that on the Closing Date will be terminable at will or upon not more than 90 days’ notice by the Company without any Liability to the Company, other than Liability with respect to services rendered before the termination thereof that is unrelated to such termination);

(vi) each Contract that restricts in any material respect the ability of the Company to compete with or conduct any line of business or employ any Person;

(vii) each Contract (other than any Contract that is terminable at will or upon not more than 90 days’ notice without any Liability to the Company, other than Liability with respect to periods prior to the termination thereof that is unrelated to such termination) that (1) requires any Person to purchase its total requirements of any product or service from any other Person or contains “take or pay” or similar provisions, or (2) contains a “most-favored nation” clause or similar term that provides preferential pricing or treatment or grants exclusive rights of any type or scope to any Person, in each case under clauses (1) and (2), that is material to the Company;

(viii) each Contract concerning the occupancy, management, or operation of any Real Property, including each Real Property Lease and each lease or sublease from the Company to any other Person with respect to any Real Property;

(ix) Company IP Agreements (other than a non-exclusive license for the use of any commercially available off-the-shelf software with an aggregate annual license or maintenance fee of less than $100,000);

(x) each Contract under which the Company is obligated to repay or has guaranteed any outstanding indebtedness for borrowed money or remains obligated to lend to or make any investment in (in the form of a loan, capital contribution or otherwise) any other Person with outstanding principal amounts in the aggregate exceeding $200,000;

(xi) each Contract involving the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets, or otherwise), including any such Contract under which the Company has ongoing obligations for deferred purchase price, contingent, or earn-out payments; and

(xii) each Contract involving a partnership, joint venture, or otherwise with respect to any equity interests of or owned by the Company or involving a share of profits, losses, costs, or Liabilities by the Company with any other Person, or the appointment of officers, directors, managers, or governors of the Company.

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(b) The Company has made available to Buyer a true, correct and complete copy of each Major Contract, or a form thereof (or, in the case of any oral Major Contract, an accurate summary of the material terms thereof). With respect to each Major Contract (and with the following assuming that each Consent is obtained, which, for any Consent that is a filing or notice, means the making of such filing or notice), (i) such Major Contract is in full force and effect and is enforceable in accordance with its terms against the Company and, to the Company’s Knowledge, against each other party thereto, except in each case to the extent enforceability may be limited by any Enforcement Limitation, (ii) the Company is not and, to the Company’s Knowledge, no other party thereto is in material breach under such Major Contract, and (iii) no party to such Major Contract has terminated, modified, accelerated, or canceled such Major Contract or any material right or Liability thereunder or communicated in writing such party’s desire or intent to do so.

3.9 Title to and Condition of Certain Assets. The Company has good title to, or a valid leasehold interest in or valid license for, each material tangible asset used by it, shown on the Interim Balance Sheet or acquired by it after the Interim Balance Sheet Date, free and clear of any Encumbrance other than any Permitted Encumbrance, except for any asset disposed of in its Ordinary Course of Business since the Interim Balance Sheet Date. The tangible properties and assets of the Company are in all material respects in satisfactory operating condition for the uses for which they are currently being put, subject to ordinary wear and tear and subject to any maintenance or repairs performed in the Ordinary Course of Business.

3.10 Certain Accounts. Section 3.10 of the Disclosure Schedule lists each bank account, cash account, brokerage account and other similar account in which the Company has any interest.

3.11 Real Property.

(a) Section 3.11(a) of the Disclosure Schedule lists the street address of (i) all real property owned by the Company (each being “Owned Real Property”); and (2) all real property leased or otherwise occupied by the Company pursuant to a real property lease, occupancy agreement or other Contract (each being “Leased Real Property,” and any Contract pursuant to which the Company leases or occupies any Leased Real Property, a “Real Property Lease”). The Owned Real Property and the Leased Real Property are, collectively, the “Real Property.”

(b) As to the Real Property, except as would not reasonably be expected to have a Material Adverse Effect:

(i) All of the land, buildings, structures and other improvements located thereon or used by the Company in the conduct of its business are included in the Real Property. No improvements constituting a part of the Real Property encroach on real property owned or leased by a Person other than the Company. The use and operation of the Real Property in the conduct of the Company’s business do not violate any Law, covenant, condition, restriction, easement, license, permit or agreement.

(ii) Except for the Real Property Leases, there is no lease (including sublease) or occupancy agreement or other instrument or agreement granting to any other Person any right to the possession, lease, occupancy or enjoyment of the Real Property in effect with respect to any Owned Real Property or Leased Real Property. There is no pending or Threatened Proceeding regarding condemnation or other eminent domain Proceeding affecting any Real Property or any sale or other disposition of any Real Property in lieu of condemnation.

(iii) The Company has a good and valid leasehold interest under each Real Property Lease. No Real Property Lease imposes any restriction that prevents or impairs the operation of the Business conducted at the relevant Leased Real Property. The Company is not in default or otherwise in breach under any Real Property Lease and no other party is in default or otherwise in breach thereof. The Company has made available to Buyer a true, correct and complete copy of each Real Property Lease.

(iv) The Company has no Owned Real Property.

(v) The Company has made available to Buyer a true, correct and complete copy of all surveys (including ALTA land title surveys), title insurance commitments, title opinion letters, abstracts of title, recorded deeds, and title insurance policies covering any Real Property that are in the Company’s possession or control.

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3.12 Environmental Matters.

(a) The Company has made available to Buyer a true, correct and complete copy of all Phase I and Phase II environmental site assessments and all other material reports related to the environmental condition of any of the Real Property that are in the Company’s possession or control.

(b) Except as would not reasonably be expected to have a Material Adverse Effect, (i) the Company has obtained or filed and is in material compliance with all Permits that are required under any Environmental Law for the operation of the Business as presently conducted, including without limitation those activities relating to the generation, use, storage, treatment, disposal, release or remediation of Hazardous Substances and relating to the compliance of the Real Property with Environmental Law (“Environmental Permits”), (ii) all Environmental Permits remain in full force and effect and any required renewals have been timely filed, (iii) the Company is in compliance with all Environmental Laws and the terms and conditions of all Environmental Permits, and (iv) to the Company’s Knowledge, there are no Hazardous Substances present on or in the environmental at any Real Property, including any Hazardous Substances contained in drums, above or underground storage tanks, landfills, land deposits, dumps, equipment (whether moveable or fixed) or other containers, either temporary or permanent, and deposited or located in land, water, sumps, or any other part of any Real Property, or incorporated into any structure therein or thereon, except for those Hazardous Substances used or handled in the Ordinary Course of Business and in compliance with Environmental Laws. Neither the Company, nor any Stockholder, nor any other Person for whose conduct they are or may be held responsible, or any other Person, has permitted or conducted, or is aware of, any Hazardous Activity conducted with respect to the Real Property or any other properties or assets in which the Company has or had an interest except for those Hazardous Activities conducted in the Ordinary Course of Business and in compliance with Environmental Laws. As used herein, “Hazardous Activity” means the distribution, generation, handling, importing, management, manufacturing, processing, production, refinement, Release, storage, transfer, transportation, treatment, or use (including any withdrawal or other use of groundwater) of Hazardous Substances into the environment in a manner so as to result in Liability for the Company under any Environmental Law, and any other act, omission, business, operation or thing that would reasonably be expected to result in Liability for the Company under any Environmental Law.

(c) There is no Environmental Claim pending or, to the Company’s Knowledge, Threatened as of the date of this Agreement against the Company that, if decided adversely to the Company, will have a Material Adverse Effect or will materially and adversely affect the ability of the Company or the Stockholders to consummate the transactions contemplated herein. Except as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any Stockholder has any basis to expect, nor has any of them (or any other Person for whose conduct they are or may be held responsible) received, any actual or Threatened order, written notice, or other written communication from (i) any Governmental Authority or third party, or (ii) the current or prior owner or operator of any Real Property, of any actual or potential violation or failure to comply with any Environmental Law, or of any actual or Threatened obligation to undertake or bear the cost of any Liability or remedial action or recovery action with respect to the Real Property, or with respect to any property or facility at or to which Hazardous Substances were generated, manufactured, refined, transferred, imported, used, or processed by the Company, or the Stockholders, or any other Person for whose conduct they are or may be held responsible, or from which Hazardous Substances have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

(d) Except as would not reasonably be expected to have a Material Adverse Effect, the Company has not installed, used, generated, treated, disposed of or arranged for the disposal of any Hazardous Substance in a manner so as to create any Liability under any Environmental Law for the Company. To the Company’s Knowledge, there has been no disposal by the Company of any Hazardous Substances on or in any site listed or formally proposed to be listed on the National Priorities List promulgated pursuant to CERCLA or any foreign or state remedial priority list promulgated or maintained pursuant to any comparable foreign or state law, except in any such case in a manner that would have a Material Adverse Effect.

3.13 Intellectual Property.

(a) Section 3.13(a) of the Disclosure Schedule lists all Intellectual Property owned or purported to be owned by the Company that is (i) registered with any Governmental Authority (or with any Person that maintains domain name registrations) and (ii) all applications for any such registration (clauses (i) and (ii) collectively, the “Registered IP”), specifying as to each, as applicable: the title, mark or design; the record owner and

Annex B-17

inventor(s), if any; the jurisdiction by or in which it has been issued, registered, or filed; the patent, registration, or application serial number; the issue, registration, or filing date; and the current status. The Company has used commercially reasonable efforts to protect all Registered IP and all unregistered Company Intellectual Property used or held for use in the Company’s business which is material to the conduct of such business and listed on Section 3.13(a) of the Disclosure Schedule (“Material Unregistered IP”).

To the Company’s Knowledge, each item of Registered IP under clause (i) is valid, in full force and effect, and enforceable. The Company owns all right, title, and interest in and to each item of Registered IP and each item of Material Unregistered IP. The Company is the sole and exclusive legal and beneficial owner of all right, title, and interest in and to the Company Intellectual Property (free and clear of all Encumbrances, other than any Permitted Encumbrance), and has the valid and enforceable right to use all other Intellectual Property used in or necessary for the conduct of the Company’s business and without payment of a royalty, license fee or similar fee (other than pursuant to a Major Contract or a Contract not required to be disclosed in the Disclosure Schedule to avoid a breach under Section 3.8).

(b) The Company has not received written notice that any Registered IP or Material Unregistered IP has been declared unenforceable or otherwise invalid by any Governmental Authority. There are no (i) actions (including any opposition, cancellation, revocation, review, or other proceeding), whether settled, pending, or Threatened (including in the form of written offers to obtain a license) challenging the validity, enforceability, registrability, patentability, or ownership of any Company Intellectual Property, (ii) to the Company’s Knowledge, actions (including any opposition, cancellation, revocation, review, or other proceeding), whether settled, pending, or Threatened (including in the form of written offers to obtain a license) against the Company challenging the validity, enforceability, registrability, patentability, or ownership of any Licensed Intellectual Property which is material to the conduct of the Company’s business, (iii) the Company’s right, title, or interest in or to any Company Intellectual Property, or (iv) the Company’s right to use any Licensed Intellectual Property.

(c) (i) The Company has not received any written charge, complaint, claim, demand or notice, alleging that the conduct of Company’s business or any use, sale or offer to sell any good or service of the Company or any Company Intellectual Property infringes upon, misappropriates or violates any Intellectual Property right of any other Person, including any claim that the Company must license or refrain from using any Intellectual Property right of any other Person or any offer by any other Person to license any Intellectual Property right of any other Person (but excluding offers to license solely as part of bona fide offers to sell commercial software).

(ii) To the Company’s Knowledge, neither the Company nor the Company Intellectual Property is infringing upon, misappropriating or violating, or has infringed upon, misappropriated or violated, the Intellectual Property of any other Person.

(iii) Except as set forth in Section 3.13(c)(iii) of the Disclosure Schedule, to the Company’s Knowledge, no other Person is infringing upon, misappropriating or violating, has infringed upon, misappropriated or violated, the Company Intellectual Property.

(d) The Company has entered into binding, valid and enforceable, written Contracts with each current and former employee and independent contractor who is or was involved in or has contributed to the invention, creation, or development of any Intellectual Property during the course of employment or engagement with the Company whereby such employee or independent contractor (i) acknowledges the Company’s exclusive ownership of all Intellectual Property invented, created, or developed by such employee or independent contractor within the scope of his or her employment or engagement with the Company; (ii) grants to the Company a present, irrevocable assignment of any ownership interest such employee or independent contractor may have in or to such Intellectual Property, to the extent such Intellectual Property does not constitute a “work made for hire” under Applicable Law; and (iii) irrevocably waives any right or interest, including any moral rights, regarding any such Intellectual Property, to the extent permitted by Applicable Law. All assignments and other instruments necessary to establish, record, and perfect the Company’s ownership interest in the Registered IP have been validly executed, delivered, and filed with the relevant Governmental Authorities and authorized registrars.

(e) The Company has taken reasonable steps to protect, preserve and maintain the confidentiality of all of its confidential information and trade secrets, including requiring its employees and independent contractors having access thereto to execute written nondisclosure agreements. To the Company’s Knowledge, no trade

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secret owned by the Company has been disclosed or authorized to be disclosed to any third party other than pursuant to a nondisclosure agreement or other appropriate instrument that adequately protects the Company’s proprietary interests in and to such trade secrets.

(f) The Company has complied in all material respects with all written terms of use, terms of service, and other Contracts and all associated policies and guidelines relating to its use of any social media platforms, sites, or services (collectively, “Platform Agreements”). There are no actions, whether settled, pending, or Threatened, alleging any material breach or other violation of any Platform Agreement by the Company.

(g) All Company IT Systems are in good working condition and are sufficient for the operation of the Company’s business as currently conducted. In the past five years, there has been no material malfunction, failure, continued substandard performance, denial-of-service, or other cyber incident, including any cyberattack, or other impairment of the Company IT Systems. The Company has taken commercially reasonable steps to safeguard the confidentiality, availability, security, and integrity of the Company IT Systems, including implementing and maintaining commercially reasonable backup, disaster recovery, and software and hardware support arrangements.

(h) Company is in actual possession of a complete and correct copy of the source code for all proprietary components of the software that is part of the Company Intellectual Property (the “Company Owned Software’). To the Company’s Knowledge, no third party possesses any copy or a material portion of any source code for any Company Owned Software. Furthermore, the Company has (x) implemented reasonable security protocols to provide appropriate notice to applicable department supervisors regarding unauthorized access to the Company Owned Software, and (y) the Company has not received written notice of any breach of such security protocols.

(i) Except for application programming interfaces and other interface code that is generally available to customers, Company has not disclosed, delivered, licensed, or otherwise made available, and does not have a duty or obligation (whether present, contingent, or otherwise) to disclose, deliver, license, or otherwise make available, any source code for any Company Owned Software to any escrow agent or any other Person, other than an employee, independent contractor, or consultant of Company pursuant to a valid and enforceable written agreement prohibiting use or disclosure except in the performance of services for the Business. Without limiting the foregoing, neither the execution of this Agreement nor the consummation of any of the transactions contemplated by this Agreement will, or would reasonably be expected to, result in the release from escrow or other delivery to any Person of any source code for any Company Owned Software. As of the date hereof, to the Company’s Knowledge, there has been no unauthorized theft, reverse engineering, decompiling, disassembling, or other unauthorized disclosure of or access to any source code (including any material portion) for any Company Owned Software. To the Knowledge of the Company, the Company Owned Software is free of any computer instructions, devices or techniques that are designed to infect, disrupt, damage, disable or alter such software or its processing environment, including other programs, equipment and data. The Company has taken reasonable steps to prevent the introduction of such instructions, devices or techniques into the Company Owned Software.

(j) No Open Source Code has been or is being used or distributed, in whole or in part, in a manner that would require any Company Owned Software (other than any Open Source Code portions thereof that were obtained from third parties and any portions thereof which are distributed as source code by the Company in the Ordinary Course of Business) to be licensed, disclosed or distributed without charge or under terms that require disclosure of source code. For purposes of this Agreement, “Open Source Code” means any software code (including, without limitation, any source code components, applications, plug-ins or libraries) that is distributed as “open source software” or is otherwise distributed publicly or made generally available in source code form under terms that permit modification and redistribution of such software. Open Source Code includes, without limitation, software code that is licensed under the GNU General Public License, GNU Lesser General Public License, Mozilla License, Common Public License, Apache License, BSD License, Artistic License, or Sun Community Source License.

(k) The Company has in place a privacy policy regarding the collection and use of customer information in accordance with Applicable Law in all material respects. The Company has complied, in all material respects, with all Applicable Law and all Company publicly posted policies, notices, and statements concerning the Company’s collection, use, processing, storage, transfer, and security of personal information in the conduct of the Company’s business. In the past three years the Company has not (i) to the Company’s Knowledge, experienced any actual, alleged, or suspected data breach or other security incident involving personal information in its

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possession or control or (ii) received any written notice of any audit, investigation, complaint, or other action by any Governmental Authority or other Person concerning the Company’s collection, use, processing, storage, transfer, or protection of personal information or actual, alleged, or suspected violation of any Applicable Law concerning privacy, data security, or data breach notification. The transfer by Company to Purchaser of data subject to such privacy policy does not violate such privacy policy or the privacy rights of such customers.

(l) Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereunder, will result in the loss or impairment of, or require the consent of any other Person in respect of, the Company’s right to own or use any Company Intellectual Property or Licensed Intellectual Property.

3.14 Insurance. The Company maintains in full force and effect insurance (including self-insurance) for the Business in amounts and coverages that are reasonable and customary for Persons engaged in businesses similar to that engaged in by the Company and sufficient for material compliance with all Applicable Laws.

3.15 Absence of Certain Events. Since the Interim Balance Sheet Date, (a) the Company has conducted the Business in the Ordinary Course of Business and (b) there has not been any event that has had a Material Adverse Effect. Since the Interim Balance Sheet Date to the date of this Agreement, the Company has not taken any action that, if taken after the date of this Agreement, would constitute a breach of, or require the consent of Buyer under, Section 7.1.

3.16 Employee Benefits.

(a) Section 3.16(a) of the Disclosure Schedule lists all Company Plans and Plans sponsored, maintained or contributed to by an ERISA Affiliate. The Disclosure Schedule separately identifies each Company Plan that contains a change in control provision and each Company Plan that is maintained, sponsored, contributed to, or required to be contributed to by the Company primarily for the benefit of employees outside of the United States.

(b) Each Company Plan is, and has been for the last six years, administered and operated in compliance in all material respects with its terms, Applicable Laws and any applicable collective bargaining agreements and other similar Contracts.

(c) Each Company Plan that is intended to be qualified under Section 401 of the Code has either received a favorable determination letter from the IRS with respect to the qualification and tax-exempt status of the Company Plan or is maintained on a preapproved plan document and is entitled to rely upon a favorable opinion letter issued by the IRS with respect to its qualified plan and tax-exempt status, and, to the Company’s Knowledge, nothing has occurred (or failed to occur) since the receipt of such determination or opinion letter to cause the loss of the Company Plan’s qualification and tax-exempt status, and such Company Plan has been amended in form for compliance with current law. The Company has not maintained, sponsored or contributed to a voluntary employees’ beneficiary association under Section 501(c)(9) of the Code.

(d) For the last six years, each Company Plan has in all material respects appropriately and timely filed and distributed all required reports and descriptions of the Company Plans (including IRS Form 5500 Annual Reports and Summary Plan Descriptions), and all notices required by ERISA, the Code or any other state or federal law, ruling or regulation with respect to the Company Plans. All contributions to the Company Plans for all periods ending on or before Closing (including periods from the first day of the current plan year to Closing) have been properly accrued.

(e) To the Company’s Knowledge, no prohibited transactions (as defined in Section 406 of ERISA or Section 4975 of the Code) have occurred with respect to the Company Plans.

(f) The minimum funding requirements of Section 412 of the Code and Section 302 of ERISA have always been satisfied, as applicable.

(g) Neither the Company nor any ERISA Affiliate maintains, sponsors or contributes, or has ever maintained, sponsored or contributed, to any Plan that is (i) a “defined benefit plan” (as defined in ERISA Section 3(35)) or (ii) a Multiemployer Plan and do not reasonably expect to incur any withdrawal liability relating to a Multiemployer Plan. The Company and its ERISA Affiliates have not incurred nor reasonably expect to incur any liability under Title IV of ERISA. No Company Plan has assets that include securities issued by the Company.

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(h) There is no material Proceeding pending or, to the Company’s Knowledge, Threatened against or with respect to the Company or Company Plan or fiduciary of a Company Plan as of the date of this Agreement regarding any Company Plan, in each case that was brought by or on behalf of any current or former employee of the Company, by any beneficiary or dependent of any such employee, by any Governmental Authority with jurisdiction over any Company Plan or by any fiduciary or co-fiduciary, in each case other than routine claims for benefits.

(i) None of the payments contemplated by any Company Plan would, in the aggregate, constitute excess parachute payments (as defined in Section 280G of the Code) and neither the execution, delivery or performance of this Agreement would accelerate the payment, vesting or funding of benefits under any of the Company Plans.

(j) For the last six years, the Company has complied with COBRA in all material respects. The Company has no retiree health plan obligations (other than COBRA).

(k) The Company has not attempted to maintain the grandfathered health plan status under the Affordable Care Act of any Company Plan that is a welfare benefit plan under Section 3(1) of ERISA.

3.17 Employees and Labor Relations.

(a) All employees of the Company are “at will” employees whose employment may be terminated without notice and without material Liability therefor. Each Company employee has entered into a non-competition and non-solicitation agreement with the Company. To the Company’s Knowledge, the Company has not hired any employee or retained any independent contractor in violation of any restrictive covenant, non-compete agreement, non-solicitation or confidentiality agreement to which such employee or retained independent contractor is a party. No Person has made or Threatened a claim or provided written notice to the Company of any claim that the Company has hired any employee or retained any independent contractor in violation of any such restrictive covenant, non-compete agreement, non-solicitation or confidentiality agreement. To the Company’s Knowledge, no current or former employee or independent contractor is in breach of any restrictive covenant, non-compete agreement, non-solicitation or confidentiality agreement between such Person and the Company.

(b) (i) The Company is not a party to any collective bargaining agreement or other Contract with any union or labor organization; (ii) no union or labor organization or employee group has filed any representation petition or made any written demand to the Company for recognition; (iii) to the Company’s Knowledge, since January 1, 2018, no employees of the Company have engaged in any efforts with any union, labor organization, or employee group to organize such employees and no such efforts are Threatened; (iv) no labor strike, work stoppage, picketing, slowdown or other material labor dispute has occurred since January 1, 2018 or, to the Company’s Knowledge, is Threatened; and (v) there is no material employment-related Proceeding pending or, to the Company’s Knowledge, Threatened, including any such pending or Threatened Proceeding regarding an alleged violation or breach by the Company (or any of its managers, officers, directors, or governors) of any Applicable Law or Contract.

(c) Since January 1, 2015 the Company has not implemented any plant closing or layoff of employees subject to the requirements of the WARN Act or any similar Applicable Law.

(d) The Company is in compliance with all Applicable Laws relating to employment and employment practices to the extent the same relate to employees of the Company, independent contractors or individuals employed through third party staffing agencies, except where the failure to be in compliance would not have a Material Adverse Effect. The Company has not received any written notice from any Governmental Authority or other Person regarding any violation or alleged violation of any Applicable Law relating to hiring, recruiting, employing (or continuing to employ) anyone not authorized to work in the United States, except where such violation or alleged violation would not have a Material Adverse Effect.

(e) The Company has, based upon its reasonable determination, properly classified all employees, leased employees, consultants and independent contractors that perform services for the Company for all purposes (including for all Tax purposes), in compliance with Applicable Law except where the failure to be in compliance would not have a Material Adverse Effect. All independent contractors and consultants engaged by the Company are properly registered with the applicable Governmental Authority, where required by Applicable Law. All independent contractors have entered into individual entrepreneur services agreements with the Company, where required under Applicable Law. The Company has not retained the services of any unpaid volunteers

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or unpaid interns to perform services for the Business in the past three years. There is no relationship between the Company and a third party for the rendering of services that would reasonably be expected to create a joint-employer relationship between the Company and a third party.

3.18 Certain Business Relationships. The Company is not a party to any Contract or material transaction with any of its Affiliates, except (a) employment Contracts and Company Plans, (b) any Contract or transaction on terms comparable in all material respects to terms customary in an arm’s-length arrangement of such type where the termination of such Contract or transaction will not materially and adversely affect the operation of the Business or (c) as otherwise expressly contemplated herein.

3.19 Vendors and Subcontractors. To the Company’s Knowledge, its vendors and subcontractors, including subcontractors providing distribution center services, comply with all Applicable Laws in all material respects, including relating to bribery and corruption. To the Company’s Knowledge, none of the Company’s vendors or subcontractors have been investigated by any Governmental Authority or have been found by any Governmental Authority to be in violation of any Applicable Laws relating to the provision of services to the Company or the sale of the Company’s products, or have engaged in conduct that would reasonably be expected to have a Material Adverse Effect on the Company. Section 3.19 of the Disclosure Schedule lists the top twenty vendors to the Company and the Company’s top ten subcontractors providing distribution center services for calendar year 2019 based on total transaction value.

3.20 Brokers. Except as provided in Section 3.20 of the Disclosure Schedule, the Company does not have any Liability to any broker, finder or similar intermediary in connection with the transactions contemplated herein that would cause Buyer or the Company to become liable for payment of any fee or expense with respect thereto.

3.21 No Other Representations or Warranties. NONE OF THE COMPANY, THE STOCKHOLDERS, STOCKHOLDER REPRESENTATIVE OR ANY OTHER PERSON MAKES ANY REPRESENTATIONS OR WARRANTIES TO BUYER OR ANY OTHER PERSON EXCEPT AS CONTAINED IN ARTICLE 3 OF THIS AGREEMENT, IN EACH CASE AS MODIFIED BY THE DISCLOSURE SCHEDULE, OR IN ANY OTHER ANCILLARY DOCUMENT EXECUTED AND DELIVERED BY OR ON BEHALF OF THE COMPANY, ANY STOCKHOLDER OR STOCKHOLDER REPRESENTATIVE PURSUANT TO THIS AGREEMENT AND THE COMPANY, STOCKHOLDERS, AND STOCKHOLDER REPRESENTATIVE HEREBY DISCLAIM ANY OTHER EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES, INCLUDING REGARDING ANY PRO FORMA FINANCIAL INFORMATION, FINANCIAL PROJECTIONS OR SIMILAR OTHER FORWARD-LOOKING STATEMENTS PROVIDED BY OR ON BEHALF OF THE COMPANY, THE STOCKHOLDERS, OR STOCKHOLDER REPRESENTATIVE.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF MERGER SUB AND MERGER SUB 2

Merger Sub and Merger Sub 2 each represent and warrant to the Company as follows as of the date of this Agreement:

4.1 Organization and Good Standing. Merger Sub is a corporation duly organized and validly existing and in good standing under the laws of the state of Delaware. Merger Sub 2 is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware.

4.2 Authority and Authorization; Conflicts; Consents.

(a) Authority and Authorization. The execution, delivery and performance of this Agreement and each Ancillary Document of Merger Sub and Merger Sub 2 has been duly authorized and approved by all necessary corporate or limited liability company action with respect to Merger Sub or Merger Sub 2, as applicable, and such authorization and approval remains in full force and effect. Assuming due authorization, execution and delivery by the Company of this Agreement and each Ancillary Document to which any is a party, this Agreement is, and each Ancillary Document of Merger Sub or Merger Sub 2 at Closing will be, the legal, valid and binding obligation of Merger Sub or Merger Sub 2, as applicable, enforceable against it in accordance with its terms, except to the extent enforceability may be limited by any Enforcement Limitation.

(b) Conflicts; Consents. Subject to the receipt of the Consents and the making of filings and submissions referenced in the next sentence, neither the execution nor delivery by Merger Sub or Merger Sub 2 of this Agreement or of any Ancillary Document nor consummation by Merger Sub or Merger Sub 2 of the transactions

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contemplated herein or therein does or will (with or without the passage of time or giving of notice): (i) constitute a breach of, violate, conflict with or give rise to or create any right or obligation under any Organizational Document of Merger Sub or Merger Sub 2, as applicable; (ii) violate any Applicable Law; or (iii) constitute a breach or violation of or a default under, conflict with or give rise to or create any right of any Person other than Merger Sub or Merger Sub 2, as applicable, to accelerate, increase, terminate, modify or cancel any material right or obligation in a manner adverse to it under any Contract to which it is a party, except where such a breach, violation, default, conflict or right under clause (ii) or (iii) above will not materially and adversely affect its ability to consummate the transactions contemplated in this Agreement. No consent or approval by, notification to or filing with any Person is required in connection with the execution, delivery or performance of this Agreement or any Ancillary Document by Merger Sub or Merger Sub 2 or the consummation by Merger Sub or Merger Sub 2 of the transactions contemplated herein or therein, except (1) the filing of the Certificates of Merger, (2) as required by Antitrust Laws, or (3) for any consent, approval, notice or filing, the absence of which will not materially and adversely affect the ability of Merger Sub or Merger Sub 2 to consummate the transactions contemplated by this Agreement.

4.3 Capitalization. The authorized capital stock of Merger Sub consists solely of 1,000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is and immediately prior to the First Effective Time will be, owned by Merger Sub 2 (free and clear of all Encumbrances). All of the issued and outstanding equity interests of Merger Sub 2 are, and at the First Effective Time and Second Effective Time will be, owned by Buyer (free and clear of all Encumbrances). Since their respective dates of incorporation or organization, Merger Sub and Merger Sub 2 have not carried on any business nor conducted any operations other than the execution of this Agreement and the performance of their respective obligations hereunder and matters ancillary thereto.

4.4 Litigation and Orders. There is no Proceeding pending or, to the Knowledge of Buyer, Threatened against Merger Sub or Merger Sub 2 as of the date of this Agreement that, if decided adversely to Merger Sub or Merger Sub 2, will materially and adversely affect the ability of Merger Sub or Merger Sub 2 to consummate the transactions contemplated in this Agreement. As of the date of this Agreement, neither Merger Sub nor Merger Sub 2 is subject to an Order that will materially and adversely affect its ability to consummate the transactions contemplated in this Agreement.

4.5 Brokers. Neither Merger Sub nor Merger Sub 2 has any Liability to any broker, finder or similar intermediary in connection with the transactions contemplated herein that would cause Merger Sub, Merger Sub 2 or the Company to become liable for payment of any fee or expense with respect thereto.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF BUYER

Except as disclosed in the disclosure schedule delivered by Buyer concurrently with the execution and delivery of this Agreement (the “Buyer Disclosure Schedule”), Buyer hereby represents and warrants to the Company and the Stockholders as follows as of the date of this Agreement:

5.1 Organization and Good Standing. Buyer (a) is a duly organized and validly existing corporation in good standing under the laws of the state of Delaware and (b) has full corporate power and authority to own and lease its properties and assets and conduct its business. Buyer is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the ownership and leasing of its properties and assets or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing will not materially and adversely affect Buyer’s ability to consummate the transactions contemplated in this Agreement.

5.2 Authority and Authorization; Conflicts; Consents.

(a) Authority and Authorization.

(i) The execution, delivery and performance of this Agreement and each Ancillary Document of Buyer has been duly authorized and approved by all necessary corporate action with respect to Buyer, and such authorization and approval remains in full force and effect. Assuming due authorization, execution and delivery by the Company and the Stockholders of this Agreement and each Ancillary Document to

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which any is a party, this Agreement is, and each Ancillary Document of Buyer at Closing will be, the legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms, except to the extent enforceability may be limited by any Enforcement Limitation.

(ii) The affirmative vote of a majority of the votes cast by the holders of outstanding shares of Buyer Common Stock and Buyer Class F Common Stock, voting as a single class, in person or represented by proxy and entitled to vote thereon, is required to (i) approve this Agreement, the Business Combination and any related transactions contemplated hereby; (ii) approve the adoption of the Post-Closing Equity Incentive Plan; (iii) approve the issuance of the Closing Share Consideration and shares of Buyer Common Stock to be held in reserve by Buyer as part of the Adjustment Reserve Amount as described herein; (iv) approve the Required Buyer Stockholder Approval; and (v) adjourn the Buyer stockholder meeting called for purposes of approving these matters, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt these matters. Other than the matters described in this paragraph or any actions consented to by Buyer under Section 8.4(b)(i) that require consent of the holders of Buyer Common Stock and Buyer Class F Common Stock or as set forth in Section 5.2(a)(ii) of the Buyer Disclosure Schedule, there are no other votes of the holders of the Buyer’s capital stock with respect to the Business Combination, the matters set forth herein or any related matters.

(b) Conflicts; Consents. Subject to the receipt of the Consents and the making of filings and submissions referenced in the next sentence, neither the execution nor delivery by Buyer of this Agreement or of any Ancillary Document nor consummation by Buyer of the transactions contemplated herein or therein does or will (with or without the passage of time or giving of notice): (i) constitute a breach of, violate, conflict with or give rise to or create any right or obligation under any Organizational Document of Buyer; (ii) violate any Applicable Law; or (iii) constitute a breach or violation of or a default under, conflict with or give rise to or create any right of any Person other than Buyer to accelerate, increase, terminate, modify or cancel any material right or obligation in a manner adverse to Buyer under any Contract to which Buyer is a party, except where such a breach, violation, default, conflict or right under clause (ii) or (iii) above will not materially and adversely affect Buyer’s ability to consummate the transactions contemplated in this Agreement. Except as set forth in Section 5.2(b) of the Buyer Disclosure Schedule, no consent or approval by, notification to or filing with any Person is required in connection with Buyer’s execution, delivery or performance of this Agreement or any Ancillary Document of Buyer or the consummation by Buyer of the transactions contemplated herein or therein, except (1) the filing of the Certificates of Merger, (2) as required by Antitrust Laws, (3) the approvals of Buyer’s Stockholders of the matters described in Section 5.2(a)(ii), (4) the approvals of the holders of the Buyer Public Warrants as described in Section 8.16, or (5) for any consent, approval, notice or filing, the absence of which will not materially and adversely affect Buyer’s ability to consummate the transactions contemplated by this Agreement.

5.3 Board Approval. The Board of Directors of Buyer has, as of the date of this Agreement, at a meeting duly called and held or by unanimous written consent, adopted resolutions (a) approving this Agreement and the consummation of the transactions contemplated by this Agreement upon the terms and subject to the conditions set forth in this Agreement, (ii) determining that the terms of the Agreement and the transactions contemplated by this Agreement are fair to, and in the best interests of, Buyer and its stockholders, (iii) directing that this Agreement be submitted to the stockholders of Buyer for adoption, (iv) recommending that its stockholders adopt this Agreement and approve the transactions contemplated by this Agreement and (v) declaring that this Agreement is advisable. Such resolutions have not been amended or rescinded by the Board of Directors of Buyer prior to the date of this Agreement.

5.4 Capitalization.

(a) The authorized capital stock of Buyer as of the date of this Agreement consists of 111,000,000 shares, which includes (i) 100,000,000 shares of Buyer Common Stock, (ii) 10,000,000 shares of Buyer Class F Common Stock, and 1,000,000 shares of Buyer Preferred Stock. The issued and outstanding Buyer Securities as of the date of this Agreement are set forth in Section 5.4(a) of the Buyer Disclosure Schedule. All outstanding Buyer Securities are duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, Applicable Law or the Buyer Organizational Documents or any Contract to which Buyer is a party. None of the outstanding Buyer Securities has been issued in violation of any applicable securities laws. Buyer does not have any Subsidiaries or own any equity interests in any other Person.

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(b) Except as set forth in Section 5.4(b) of the Buyer Disclosure Schedule, there is no (i) preemptive right, option, warrant, put, call, purchase right, subscription right, conversion right, convertible instrument, exchange right or other security, Contract or commitment of any nature whereby any Person has, or has a right to receive, any equity interest of, or right or obligation to acquire any equity interest of, Buyer; (ii) equity appreciation, phantom stock, profit participation or similar right with respect to Buyer; or (iii) voting trust, proxy or other Contract with respect to any equity interest of Buyer. Other than the Redemption, as set forth in Section 5.4(b) of the Buyer Disclosure Schedule, or as expressly set forth in this Agreement, there are no outstanding obligations of Buyer to repurchase, redeem or otherwise acquire any shares of capital stock of Buyer or any other securities of Buyer or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Person. Except as set forth in Section 5.4(b) of the Buyer Disclosure Schedule, there are no shareholders agreements, voting trusts or other agreements or understandings to which Buyer is a party with respect to the voting of any shares of capital stock or other securities of Buyer.

(c) All Indebtedness of Buyer is disclosed in Section 5.4(c) of the Buyer Disclosure Schedule. No such Indebtedness of Buyer contains any restriction upon: (i) the prepayment of any such Indebtedness, (ii) the incurrence of Indebtedness by Buyer or (iii) the ability of Buyer to grant any Encumbrance on its properties or assets.

(d) Since its date of formation, except as expressly contemplated by this Agreement or described in Section 5.4(d) of the Buyer Disclosure Schedule or as disclosed in the Buyer’s SEC Reports filed prior to the date of this Agreement, Buyer has not declared or paid any distribution or dividend in respect of its shares of capital stock and has not repurchased, redeemed or otherwise acquired any of its shares of capital stock, and neither Buyer’s Board of Directors has authorized any of the foregoing.

(e) Buyer has no plan or intention to reacquire Buyer Common Stock issued to the Stockholders or to liquidate, merge, or otherwise cause the disposition of any of the assets of the Company after the Mergers, other than dispositions in the Ordinary Course of Business. Following the Mergers, Buyer and its Subsidiaries plan to continue the historic business of the Company or use a significant portion of the Company’s business assets in a business.

5.5 SEC Filings and Buyer Financials.

(a) Buyer, since its formation, has filed all SEC Documents with the SEC under the Securities Act and the Exchange Act, together with any amendments, restatements or supplements thereto. Except to the extent available on the SEC’s web site through EDGAR, Buyer has delivered to the Company copies in the form filed with the SEC of all of the following: (i) Buyer’s annual reports on Form 10-K for each fiscal year of Buyer beginning with the first year Buyer was required to file such a form; (ii) Buyer’s quarterly reports on Form 10-Q for each fiscal quarter that Buyer filed such reports to disclose its quarterly financial results and (iii) all other forms, reports, registration statements, prospectuses and other documents (other than preliminary materials) filed by Buyer with the SEC (the forms, reports, registration statements, prospectuses and other documents referred to in clauses (i), (ii) and (iii) above, whether or not available through EDGAR, are collectively, the “SEC Reports”) and (iv) all certifications and statements required by (A) Rules 13a-14 or 15d-14 under the Exchange Act and (B) 18 U.S.C. §1350 (Section 906 of SOX) with respect to any report referred to in clause (i) above (collectively, the “Public Certifications”). The SEC Reports (x) were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder to the extent in effect at the time of filing and (y) except to the extent an SEC Report has been revised, amended, supplemented or superseded by a later-filed SEC Report that has been filed prior to the date of this Agreement, and did not, as of their respective effective dates (in the case of SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and at their respective filing dates with the SEC (in the case of all other SEC Reports) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Public Certifications are each true as of their respective dates of filing with the SEC. As used in this Section 5.5, the term “file” shall be broadly construed to include any manner permitted by SEC rules and regulations in which a document or information is furnished, supplied or otherwise made available to the SEC. (I) The Buyer Public Units, the Buyer

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Common Stock, and the Buyer Public Warrants are listed on the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock may then be listed), (II) Buyer has not received any written deficiency notice from the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed) relating to the continued listing requirements of such Buyer Securities, (III) there are no Proceedings pending or, to the Knowledge of Buyer, Threatened against Buyer by the Financial Industry Regulatory Authority or any other Person with respect to the continued listing of such Buyer Securities on the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed), including any intention by such entity to suspend, prohibit or terminate the quoting of such Buyer Securities on the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed) and (IV) such Buyer Securities are in compliance with all of the applicable listing and corporate governance rules of the NYSE (or such other nationally recognized stock exchange).

(b) None of (i) any current report on Form 8-K, and any exhibits thereto or any other report, form, registration or other filing made with any Governmental Authority with respect to the transactions contemplated by this Agreement; (ii) the Information Statement; or (iii) the mailings or other distributions to Buyer’s stockholders or prospective investors with respect to the consummation of the transactions contemplated by this Agreement or in any amendment to any of documents identified in (i) through (iii), will, when filed, made available, mailed or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c) The financial statements and notes contained or incorporated by reference in the SEC Reports (the “Buyer Financials”), fairly present in all material respects the financial position and the results of operations, changes in shareholders’ equity, and cash flows of Buyer at the respective dates of and for the periods referred to in such financial statements, all in accordance with (i) GAAP methodologies applied on a consistent basis throughout the periods involved and (ii) Regulation S-X or Regulation S-K promulgated by the SEC, as applicable (except as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable).

(d) Buyer has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 and paragraph (e) of Rule 15d-15 under the Exchange Act) as required by Rules 13a-15 and 15d-15 under the Exchange Act. Buyer’s disclosure controls and procedures are designed to ensure that all information (both financial and non-financial) required to be disclosed by Buyer in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to Buyer’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of SOX. Buyer’s management has completed an assessment of the effectiveness of Buyer’s disclosure controls and procedures and, to the extent required by Applicable Law, presented in any applicable SEC Report, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation. Based on Buyer’s management’s most recently completed evaluation of Buyer’s internal control over financial reporting, (i) Buyer had no significant deficiencies or material weaknesses in the design or operation of its internal control over financial reporting that would reasonably be expected to adversely affect Buyer’s ability to record, process, summarize and report financial information and (ii) Buyer does not have Knowledge of any fraud, whether or not material, that involves management or other employees who have a significant role in Buyer’s internal control over financial reporting.

(e) Except as and to the extent reflected or reserved against in the Buyer Financials, Buyer has not incurred any liabilities or obligations of the type required to be reflected on a balance sheet in accordance with GAAP that is not adequately reflected or reserved on or provided for in the Buyer Financials, other than liabilities of the type required to be reflected on a balance sheet in accordance with GAAP that have been incurred since Buyer’s formation in the Ordinary Course of Business.

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5.6 Taxes.

(a) All material Tax Returns that were required to be filed by, on behalf of or with respect to Buyer were timely filed on or before the applicable due date (taking into account any extension of such due date) and were correct and complete in all material respects. All Taxes owed by or with respect to Buyer with respect to any Pre-Closing Tax Period were paid, or, in the case of Taxes not yet due, will be timely paid.

(b) Buyer has not, since its formation, received a written claim from any Governmental Authority in a jurisdiction where Buyer does not file any Tax Return that Buyer is or may be subject to Taxation by such jurisdiction.

(c) All material Taxes that Buyer is or was required to withhold or collect in connection with any amount paid or owing to any employee, independent contractor, stockholder, nonresident, creditor or other third party have been duly withheld or collected and have been paid, to the extent required, to the proper Governmental Authority or other Person.

(d) No Tax audit or other Tax Proceeding is pending or being conducted or is, to Buyer’s Knowledge, Threatened against or otherwise with respect to Buyer.

(e) Buyer does not have in effect any waiver of any statute of limitations regarding any Tax nor has it agreed to any extension of time regarding the assessment of any Tax deficiency.

(f) There is no Encumbrance for any Tax upon any asset of Buyer, except any Encumbrance for any current Tax not yet due.

(g) Buyer is not aware of the existence of any fact, or has taken or agreed to take any action, that would reasonably be expected to prevent or impede the transactions contemplated by this Agreement from qualifying as a “reorganization” within the means of Section 368 of the Code.

(h) Buyer is not a party to, not bound by or has no obligation under any Tax sharing Contract, Tax indemnification Contract, Tax allocation Contract or similar Contract (including any Contract providing for the sharing or ceding of Tax credits or Tax losses) and does not have a Liability to any Person as a result of or pursuant to any such Contract, in each case other than an Ordinary Commercial Agreement.

(i) Buyer will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting made prior the Closing under Code Section 481(c) (or any corresponding or similar provision of state, local or non-U.S. income Tax law); (ii) “closing agreement” as described in Code Section 7121 (or any corresponding or similar provision of state, local or non-U.S. income Tax law) executed prior to the Closing; (iii) installment sale or open transaction disposition made prior to the Closing; (iv) intercompany transaction or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law) entered into or created prior to the Closing; or (v) prepaid amount received prior to the Closing outside the Ordinary Course of Business.

(j) Buyer has not been a member of an affiliated group filing a consolidated, combined or unitary U.S. federal, state, local or non-U.S. income Tax Return (other than a group of which the Buyer was the common parent).

(k) Buyer does not have any material Liability for the Taxes of any Person (other than the Buyer) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. law), as a transferee or successor, or, except pursuant to an Ordinary Commercial Agreement, by Contract or otherwise.

(l) Buyer does not have any request for a material closing agreement, private letter ruling or similar ruling in respect of Taxes pending between the Buyer, on the one hand, and any Tax authority, on the other hand.

(m) Buyer has made available to Company true, correct and complete copies of the U.S. federal income Tax Returns filed by the Buyer.
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(n) Buyer has not in any year for which the applicable statute of limitations remains open distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

(o) Buyer has not engaged in or entered into a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(p) Neither the IRS nor any other U.S. or non-U.S. taxing authority or agency has asserted in writing against the Buyer any deficiency or claim for any material Taxes or interest thereon or penalties in connection therewith.

(q) Buyer has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. Buyer has not received written notice from a non-United States Tax authority that it has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized.

(r) For U.S. federal income tax purposes, the Buyer is, and has been since its formation, classified as a corporation.

5.7 Litigation and Orders. There is no Proceeding pending or, to the Knowledge of Buyer, Threatened against Buyer as of the date of this Agreement that, if decided adversely to Buyer, will materially and adversely affect Buyer’s ability to consummate the transactions contemplated in this Agreement. As of the date of this Agreement, Buyer is not subject to an Order that will materially and adversely affect Buyer’s ability to consummate the transactions contemplated in this Agreement.

5.8 Compliance with Law; Permits. Buyer is, and has been since its formation, in compliance with all Applicable Laws, except where the failure to be in compliance would not have a Material Adverse Effect. No written notice has been received by Buyer since its formation to the date of this Agreement from any Governmental Authority alleging that Buyer is not or was not in compliance with any Applicable Law that has not been remedied or where such non-compliance would not have a Material Adverse Effect. Buyer has in effect all Permits that are required for Buyer to conduct the Business as currently conducted in all material respects, all such Permits are valid and in full force and effect, and Buyer is in compliance in all material respects with the terms of such Permits.

5.9 Buyer Major Contracts.

(a) Except as set forth in Section 5.9(a) of the Buyer Disclosure Schedule, other than this Agreement and the Ancillary Documents (including the Warrant Amendments) to which Buyer is a party, there are no Contracts to which Buyer is a party which (i) creates or imposes a Liability greater than $100,000, (ii) is not terminable at will or upon not more than 90 days’ notice by Buyer without any Liability to Buyer, other than Liability with respect to services rendered before the termination thereof that is unrelated to such termination, or (iii) prohibits, prevents, restricts or impairs in any material respect any business practice of Buyer as its business is currently conducted, any acquisition of material property by Buyer, or restricts in any material respect the ability of Buyer from engaging in business as currently conducted by it or from competing with any other Person (each, a “Buyer Major Contract”). All Buyer Major Contracts have been made available to the Company other than those that are exhibits to the SEC Reports.

(b) Buyer has made available to the Company a true, correct and complete copy of each Buyer Major Contract, or a form thereof (or, in the case of any oral Buyer Major Contract, an accurate summary of the material terms thereof). With respect to each Buyer Major Contract (and with the following assuming that each Consent is obtained, which, for any Consent that is a filing or notice, means the making of such filing or notice), (i) such Buyer Major Contract is in full force and effect and is enforceable in accordance with its terms against Buyer and, to Buyer’s Knowledge, against each other party thereto, except in each case to the extent enforceability may be limited by any Enforcement Limitation, (ii) Buyer is not and, to Buyer’s Knowledge, no other party thereto is in material breach under such Buyer Major Contract, and (iii) no party to such Buyer Major Contract has terminated, modified, accelerated, or canceled such Buyer Major Contract or any material right or Liability thereunder or communicated in writing such party’s desire or intent to do so.

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5.10 Properties. Since its formation, Buyer has not owned, licensed or otherwise has the right to use any material real property or personal property. Since its formation, Buyer has not owned, licensed or otherwise had any right, title or interest in any material Intellectual Property.

5.11 Insurance. Buyer maintains in full force and effect insurance (including self-insurance) in amounts and coverages that are reasonable and customary for Persons engaged in business similar to that engaged in by Buyer and sufficient for material compliance with all Applicable Laws.

5.12 Absence of Certain Events. Buyer, since its formation, has (a) conducted no business other than its formation, the public offering of its securities (and the related private offerings), public reporting and its search for an initial business combination as described in the final prospectus for Buyer’s initial public offering dated November 16, 2017 (the “IPO Prospectus”) (including the investigation of the Company and the negotiation and execution of this Agreement) and related activities and (b) has not been subject to a Material Adverse Effect.

5.13 Employees and Employee Benefit Plans. Since its formation, Buyer has not (a) had any employees or (b) maintained, sponsored, contributed to or otherwise had any Liability (including by virtue of membership in a “controlled group” of companies) under, any Plan.

5.14 Certain Business Relationships. Except as set forth in Section 5.14 of the Buyer Disclosure Schedule or except as disclosed in the Buyer’s SEC Reports filed prior to the date of this Agreement, Buyer is not a party to any Contract or material transaction with any of its Affiliates.

5.15 Investment Company Act. Buyer is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company,” in each case within the meaning of the Investment Company Act.

5.16 Ownership of Transaction Consideration. Subject to obtaining the Required Buyer Stockholder Approval and the filing of the Amended Buyer Charter with the Secretary of State of the State of Delaware, all Closing Share Consideration be issued and delivered to the Stockholders and all shares of Buyer Common Stock to be reserved in an amount equal to the Adjustment Reserve Amount , in each case in accordance with Article 2, shall be, upon issuance and delivery of such consideration free and clear of all Encumbrances, other than the restrictions under applicable securities laws, the restrictions set forth in Section 2.7 and any Encumbrances incurred by any Stockholder, and fully paid and non-assessable, and the issuance and sale of Buyer Common Stock pursuant to this Agreement will not be subject to or give rise to any preemptive rights or rights of first refusal.

5.17 Trust Account.

(a) The Trust Agreement is valid, binding and in full force and effect and enforceable in accordance with its terms and has not been amended or modified (other than as it may be amended or modified during prior to the Closing Date with the consent of the Company not to be unreasonably withheld, delayed or conditioned). Except as set forth in Section 5.17(a) of the Buyer Disclosure Schedule, there are no separate agreements, side letters, or other agreements or understandings that would cause the description of the Trust Agreement in the SEC Reports to be inaccurate in any material respect or that would entitle any Person to any portion of the funds in the Trust Account prior to the Closing other than the matters described in Section 11.1.

(b) As of the date of this Agreement, the Trust Account consists of no less than $63.7 million invested in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. Prior to the Closing, none of the funds held in the Trust Account may be released except for the matters described in Section 11.1.

5.18 Lock-Up Agreements. Except as provided in Section 5.18 of the Buyer Disclosure Schedule or in Buyer’s SEC Reports, Buyer has not entered into a lock-up agreement with any of Buyer’s stockholders, founders or sponsor (as such parties are disclosed in the IPO Prospectus).

5.19 Securities. Buyer is acquiring the Shares hereunder for investment, solely for Buyer’s own account and not with a view to, or for resale in connection with, any distribution or other disposition thereof in violation of the Securities Act or any applicable state securities law. Buyer acknowledges that none of the Shares may be resold in the absence of registration, or the availability of an exemption from such registration, under the Securities Act or

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any applicable state securities law. Buyer is an “accredited investor” as defined in Rule 501 promulgated under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

5.20 No Discussions. Other than discussions and negotiations relating to the Business Combination, including potential financing that may be required in connection therewith, and discussions with the Company, the Stockholders and their respective Affiliates and Representatives with respect to the Business Combination, Buyer is not actively pursuing with any other Person (each a “Third Party Target”): (a) a sale or exclusive license of all or substantially all of any Third Party Target’s assets to Buyer or its’ Affiliates; (b) any merger, consolidation or other business combination transaction with respect to any Third Party Target; or (c) the direct or indirect acquisition (including by way of a tender or exchange offer) by Buyer or its Affiliates of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of any Third Party Target.

5.21 Independent Investigation; No Reliance. The consummation of the transactions contemplated by this Agreement by Buyer is not done in reliance upon any representation or warranty by, or information from, the Company, any Stockholder, or any of their respective Affiliates, employees, or representatives, whether oral or written, express or implied, including any implied warranty of merchantability or of fitness for a particular purpose, except for the representations and warranties specifically and expressly set forth in Article 3 (as modified by the Disclosure Schedule), and Buyer acknowledges that the Stockholders and the Company expressly disclaim any other representations and warranties. The consummation of the transaction contemplated by this Agreement by Buyer is instead done entirely on the basis of Buyer’s own investigation, analysis, judgment, and assessment of the present and potential value and earning power of the Company, as well as those representations and warranties by the Company and the Stockholders specifically and expressly set forth in Article 3 (as modified by the Disclosure Schedule). Buyer acknowledges that neither the Company nor any Stockholder has made any representations or warranties to Buyer regarding the probable success or profitability of the Company or the Business. Buyer further acknowledges that none of the Company, the Stockholders, nor any other Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Company or its business or the transactions contemplated by this Agreement not specifically and expressly set forth in Article 3 (as modified by the Disclosure Schedule), and none of the Company, the Stockholders, or any other Person will have or be subject to any Liability to Buyer or any other Person resulting from the distribution to Buyer or its representatives or Buyer’s use of any such information, including any confidential information memoranda distributed on behalf of the Company relating to the Business or other publications or data room (including any electronic or “virtual” data room) information provided or made available to Buyer or its representatives, or any other document or information in any form provided or made available to Buyer or its representatives, including any management presentations, in connection with the transactions contemplated by this Agreement.

5.22 Brokers. Except as provided in Section 5.22 of the Buyer Disclosure Schedule, Buyer does not have any Liability to any broker, finder or similar intermediary in connection with the transactions contemplated herein that would cause the Company or any Stockholder to become liable for payment of any fee or expense with respect thereto.

ARTICLE 6
CERTAIN COVENANTS

6.1 Certain Actions to Close Transactions.

(a) Consents and Notifications Generally. On the terms and subject to the conditions of this Agreement (including Sections 6.1(b) and 6.1(c)), the Company and Buyer will use its commercially reasonable efforts to (i) take, or cause to be taken, all actions, and do, or cause to be done, all things, necessary, proper or advisable to cause the conditions to Closing to be satisfied as promptly as practicable (and in any event no later than the Outside Date) and to consummate and make effective, in the most expeditious manner practicable, consummation of the transactions contemplated by this Agreement, including preparing and filing promptly and fully all documentation to effect all necessary filings, notifications, notices, petitions, statements, registrations, submissions of information, applications and other documents (including any required or recommended filings under applicable Antitrust Laws), (ii) obtain as promptly as practicable (and in any event no later than the Outside Date) all approvals, consents, clearances, expirations or terminations of waiting periods, registrations, permits, authorizations and other confirmations from any Governmental Authority or third party necessary, proper

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or advisable to consummate the transactions contemplated by this Agreement, (iii) defend any Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, and (iv) obtain as promptly as practicable all necessary consents, approvals or waivers from third parties. For purposes of this Agreement, “Antitrust Laws” means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other Applicable Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition. None of the Company, Stockholders, or Buyer will, nor will they permit any of their respective Affiliates to, take any actions that would, or that could reasonably be expected to, result in any of the conditions set forth in Article 6 either being delayed or not being satisfied.

(b) Antitrust Notification. In furtherance and not in limitation of the foregoing, the Company and Buyer will (i) as promptly as practicable, but in no event later than 10 Business Days after the date of this Agreement, file or cause to be filed with the United States Federal Trade Commission (the “FTC”) and the Antitrust Division of the United States Department of Justice (the “DOJ”) a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by this Agreement and (ii) supply as promptly as practicable any additional information and documentary material that may be requested by the FTC, the DOJ or any other Governmental Authority pursuant to the HSR Act or any other Antitrust Law and use its commercially reasonable efforts to take, or cause to be taken (including by their respective Subsidiaries), all other actions consistent with this Section 6.1 necessary to cause the expiration or termination of the applicable waiting period under the HSR Act as soon as practicable (and in any event no later than the Outside Date). The Company and Buyer will furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission under the HSR Act or such other Antitrust Law.

(c) Antitrust Actions. Buyer agrees to take, or cause to be taken (including by its Affiliates), any and all steps and to make, or cause to be made, any and all undertakings necessary to resolve such objections, if any, that a Governmental Authority may assert under any Antitrust Law with respect to the transactions contemplated by this Agreement, and to avoid or eliminate each and every impediment under any Antitrust Law that may be asserted by any Governmental Authority with respect to the transactions contemplated by this Agreement, in each case, so as to enable the Closing to occur as promptly as practicable and in any event no later than the Outside Date, including (i) proposing, negotiating, committing to and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture or disposition of any businesses, assets, equity interests, product lines or properties of Buyer (or its Affiliates), (ii) creating, terminating, or divesting relationships, ventures, contractual rights, or obligations of Buyer or its Affiliates and (iii) otherwise taking or committing to take any action that would limit Buyer’s freedom of action with respect to, or its ability to retain or hold, directly or indirectly, any businesses, assets, equity interests, product lines, or properties of Buyer or its Affiliates, in each case as may be required in order to obtain all approvals, consents, clearances, expirations, or terminations of waiting periods, registrations, permits, authorizations, and other confirmations required directly or indirectly under any Antitrust Law or to avoid the commencement of any action to prohibit the transactions contemplated by this Agreement under any Antitrust Law, or, in the alternative, to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any Proceeding seeking to prohibit the transactions contemplated by this Agreement or delay the Closing beyond the Outside Date. For the avoidance of doubt, nothing in this Agreement requires the Company or any Stockholder to, and Buyer may not and may not agree to, divest, hold separate, or otherwise take any action that limits Buyer’s, the Company’s, any Stockholder’s or their respective Affiliates’ freedom of action, ownership or control with respect to, any of the businesses, assets, equity interests, product lines or properties of the Company, any Stockholder, or any of their respective Affiliates.

(d) Antitrust Proceedings. In furtherance and not in limitation of the covenants of the Parties contained in this Section 6.1, if any Proceeding, including any Proceeding by a private party, is instituted (or Threatened to be instituted) challenging the transactions contemplated by this Agreement or the Ancillary Documents as violative of any Antitrust Law, the Company and Buyer will use commercially reasonable efforts to contest and resist any such Proceeding and to have vacated, lifted, reversed or overturned any Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement.

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(e) Cooperation. The Company and Buyer will use (and will cause their respective Affiliates to use) its commercially reasonable efforts to (i) cooperate in all respects with each other in connection with any filing or submission with a Governmental Authority in connection with the transactions contemplated by this Agreement and in connection with any investigation or other inquiry by or before a Governmental Authority relating to the transactions contemplated by this Agreement, including any Proceeding initiated by a private party, (ii) promptly inform the other Party of (and supply to the other Party) any communication received by such Party from, or given by such Party to, the FTC, the DOJ, or any other Governmental Authority and of any material communication received or given in connection with any Proceeding by a private party, in each case regarding the transactions contemplated by this Agreement, (iii) permit the other Party to review in advance and incorporate the other Party’s reasonable comments in any communication to be given by it to any Governmental Authority with respect to obtaining any clearances required under any Antitrust Law in connection with the transactions contemplated by this Agreement and (iv) consult with the other Party in advance of any meeting or teleconference with any Governmental Authority or, in connection with any Proceeding by a private party, with any other Person, and, to the extent not prohibited by the Governmental Authority or other Person, give the other Party the opportunity to attend and participate in such meetings and teleconferences. The Parties will take reasonable efforts to share information protected from disclosure under the attorney-client privilege, work product doctrine, joint defense privilege or any other privilege pursuant to this Section in a manner so as to preserve the applicable privilege.

(f) No Liability for Unobtained Consents and Permits. Except the obligation to use commercially reasonable efforts set forth in Section 6.1 (or as a result of a breach of any representation or warranty in Article 3), none of the Company or any Stockholder will have any obligation whatsoever to Buyer arising out of, relating to, or resulting from the failure to obtain any Consent or Permit (provided that the Company and the Stockholders have performed their obligations under this Agreement). No term of this Agreement will be breached, and no condition will be deemed not satisfied as a result of (i) the failure to obtain any Consent or Permit or (ii) any Proceeding commenced or Threatened by or on behalf of any Person arising out of, relating to, or resulting from the failure to obtain any Consent or Permit.

6.2 Access to Information.

(a) Pre-Closing Access for Buyer. From the date hereof through Closing, subject to the Nondisclosure Agreement and the reasonable confidentiality precautions of the Company, the Company will (i) cause Buyer and its representatives to have reasonable access during normal business hours and upon prior consent of the Company (not to be unreasonably withheld, conditioned or delayed), to the facilities, books and records of the Company for the opportunity to investigate the Business, and (ii) furnish to Buyer and its representatives such additional financial and operating data and other information relating to the Business as Buyer reasonably requests. Buyer and its representatives will conduct such investigation in a manner that does not unreasonably interfere with the operations of the Company and will not have access to any personnel without the written consent of the Chief Executive Officer of the Company. All non-public or otherwise confidential information regarding the Company obtained by Buyer or any of its representatives pursuant to this Section 6.2(a) will be kept confidential in accordance with the Nondisclosure Agreement. Nothing contained in this Section 6.2 obligates the Company or any of its Affiliates to (1) violate any Applicable Law, (2) breach any duty of confidentiality owed to any Person whether such duty arises contractually, statutorily or otherwise (provided that the Company will, and will cause its Affiliates to, use commercially reasonable efforts to obtain any third-party consents or waivers that would permit the supply of such information), or (3) jeopardize the protection of any attorney-client or attorney work product privilege or similar privilege.

(b) Post-Closing Access for the Stockholders and Buyer Sponsor. Throughout the seven-year period after Closing, subject to Buyer’s reasonable confidentiality precautions, Buyer will, during normal business hours and upon reasonable notice from any Stockholder or the Buyer Sponsor: (i) cause the Stockholder, the Stockholder Representative, the Buyer Sponsor and their respective representatives to have reasonable access to the books and records (including financial and Tax records, Tax Returns, files, papers and related items) of the Company, and to the personnel responsible for preparing and maintaining such books and records, in each case to the extent necessary or reasonably desirable to (1) defend or pursue any Proceeding, (2) prepare or audit financial statements, (3) prepare or file Tax Returns, or (4) address Tax, accounting, financial or legal matters or respond to any investigation or other inquiry by or under the control of any Governmental Authority; and (ii) permit the Stockholders, Stockholder Representative, the Buyer Sponsor and their respective representatives to make copies of such books and records for the foregoing purposes, at their expense. If requested by Buyer,

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the applicable Stockholder or the Buyer Sponsor will provide reasonable substantiation of the purpose for such access to show that such access is for any of the foregoing purposes. Nothing contained in this Section 6.2 obligates Buyer or any of its Affiliates to (1) violate any Applicable Law, (2) breach any duty of confidentiality owed to any Person whether such duty arises contractually, statutorily or otherwise (provided that Buyer will, and will cause its Affiliates to, use commercially reasonable efforts to obtain any third-party consents or waivers that would permit the supply of such information), or (3) jeopardize the protection of any attorney-client or attorney work product privilege or similar privilege.

(c) Post-Closing Retention of Information by the Stockholders and Buyer Sponsor. At and after Closing, the Stockholders and the Buyer Sponsor may retain in their (or any of its Affiliates’ or representatives’) respective possession, subject to Buyer’s reasonable confidentiality precautions, any copies of any books or records of such types described in Section 6.2(b) that are in the possession or control of the Stockholders, Stockholder Representative or the Buyer Sponsor (or the possession or control of any of their respective Affiliates or representatives), in each case for any purpose described in Section 6.2(b).

6.3 Further Assurances. If after Closing any further action is necessary, proper or desirable to carry out any purpose of this Agreement, then each Party will take such further action (including the execution and delivery of further documents) as the other Party reasonably requests to carry out such purpose. The foregoing will be at the expense of such requesting Party, except to the extent this Agreement otherwise allocates such expense to any other Party.

6.4 Confidentiality and Publicity.

(a) Nondisclosure Agreement. Subject to the other terms of this Section 6.4, each Party acknowledges that the information being furnished or made available to it in connection with the transactions contemplated under this Agreement and the Ancillary Documents is subject to the terms of the Confidentiality Agreement between the Company and Buyer, dated July 24, 2020 (the “Nondisclosure Agreement”), the terms of which are incorporated herein by reference. Effective upon, and only upon, the Closing, the Nondisclosure Agreement will terminate with respect to information relating exclusively to the Company.

(b) Confidentiality. From and after the Closing, each Stockholder shall keep confidential any and all non-public information relating to the Company or the Business; provided, however, that no Stockholder shall be liable hereunder with respect to any disclosure to the extent such disclosure is determined by that Stockholder (with the advice of counsel) to be required or requested in connection with any Applicable Law or Order and provided further that a Stockholder may disclose any such information as reasonably necessary to perform its obligations or enforce its rights under this Agreement and the Ancillary Documents. If a Stockholder is required or requested in connection with any Applicable Law or Order to disclose any non-public information, that Stockholder shall (i) to the extent permissible by such Applicable Law or Order, provide Buyer with prompt written notice of such requirement, (ii) disclose only that information that the Stockholder determines (with advice of counsel) is required or requested to be disclosed, and (iii) use reasonable efforts to preserve the confidentiality of such non-public information, including by, at Buyer’s request, reasonably cooperating with Buyer (at Buyer’s sole cost and expense) to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such non-public information. Notwithstanding the foregoing, such non-public information shall not include information that is or becomes available to the public after the Closing other than as a result of a disclosure by a Stockholder in breach of this Section 6.4(b).

(c) Publicity. Except as stated in this Agreement (including Section 8.6) or as required by Applicable Law or the rules or regulations of the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed), each Party will not, and each Party will cause each of its Affiliates not to, make any public release or announcement regarding this Agreement or any of the transactions contemplated herein without the prior written approval thereof of each Party provided, however, that each Party may make any such announcement which it in good faith believes, based on advice of legal counsel, is necessary or advisable in connection with any requirement of Applicable Law or the rules or regulations of the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed), it being understood and agreed that each Party will, to the extent reasonably practicable, confer with the other Parties concerning the timing and content of such press release or public announcement before the same is made and will consider in good faith any comments made by the other Parties.

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6.5 Notification of Changes. From the date of this Agreement until the earlier to occur of (a) the Closing or (b) termination of this Agreement in accordance with the provisions of Section 9.3 (the “Interim Period”), each Party shall promptly advise the others in writing of (i) any event occurring subsequent to the date of this Agreement that would render the representations or warranties of that Party contained in this Agreement untrue or inaccurate such that the condition set forth in Section 10.2(a) or Section 10.3(a), as applicable, would not be satisfied, (ii) any breach of the covenants or obligations of that Party under this Agreement or any Ancillary Document to which it is a party such that the condition set forth in Section 10.2(b) or Section 10.3(b), as applicable, would not be satisfied (except to the extent such covenant or obligation shall by its terms be complied with or satisfied at the Closing), (iii) any Material Adverse Effect on that Party. In no event shall the giving of any such notice be deemed to cure any breach of this Agreement or to modify the Disclosure Schedule or Buyer Disclosure Schedule, as applicable, in each case, except if the Closing occurs.

6.6 Post-Closing Board of Directors. The Parties shall take all necessary action so that the Post-Closing Buyer Directors are the board of directors of Buyer.

ARTICLE 7
CERTAIN COVENANTS OF THE COMPANY AND STOCKHOLDERS

7.1 Pre-Closing Conduct of Business by the Company. Except as expressly contemplated in this Agreement (including in Schedule 7.1), as required under Applicable Law or any Contract in existence on the date of this Agreement to which the Company is a party, or as otherwise consented to in writing by Buyer (which consent will not be unreasonably withheld, conditioned, or delayed), from the date of this Agreement through Closing:

(a) the Company will conduct its business in its Ordinary Course of Business; provided, however, that:

(i) no action or failure to take action by the Company with respect to the matters addressed in Section 7.1(b) shall constitute a breach of this Section 7.1(a) unless such action or failure to take such action would also constitute a breach of Section 7.1(b); and

(ii) nothing in this Section 7.1(a) requires that the Company make any capital expenditure or otherwise pay any amounts or incur any expense, nor does it prohibit the Company from making any distribution of Cash to its equity holders; and

(b) the Company will not do any of the following:

(i) issue or otherwise allow to become outstanding or redeem or otherwise acquire any equity interest of the Company or right to any such equity interest, other than in the ordinary course administration of any Company Plan;

(ii) split, combine, or reclassify any equity interests of the Company;

(iii) make any purchase, sale, or disposition of any asset (including by merging or consolidating with, or by purchasing a substantial portion of the stock or assets of, any other Person) of more than $500,000 individually or $2,000,000 in the aggregate, except in its Ordinary Course of Business;

(iv) grant any Encumbrance on any material asset, other than (i) pursuant to a Major Contract (or a Contract not required to be disclosed in the Disclosure Schedule to avoid a breach under Section 3.8) or (ii) any Permitted Encumbrance;

(v) sell, assign, convey, transfer, abandon, allow to lapse, fail to maintain or dispose of any Company Intellectual Property or Company IP Agreements (except nonexclusive licenses or sublicenses granted in the Ordinary Course of Business), or fail to take reasonable measures to protect the confidentiality or value of any material Trade Secrets included in the Company Intellectual Property;

(vi) become a guarantor with respect to any obligation of any other Person or assume any obligation of any such Person for borrowed money;

(vii) incur any indebtedness for borrowed money that cannot be prepaid at any time without penalty;

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(viii) except in its Ordinary Course of Business, enter into any Contract that would, if existing on the date hereof, be a “Major Contract,” or amend or terminate any Major Contract in any respect that is material and adverse to the Company;

(ix) (i) fail to prepare and timely file all material Tax Returns with respect to Tax Returns required to be filed by the Company before Closing or timely withhold and remit any Taxes or (ii) make or change any material election with respect to Taxes;

(x) (i) adopt or change any material accounting method or principle, except as required under GAAP or (ii) change any annual accounting period;

(xi) except in its Ordinary Course of Business or as may be required under any existing Contract or Applicable Law, (i) enter into any employment agreement or grant any bonus or otherwise materially increase the compensation payable to or to become payable to, or benefits of, any director, officer or management-level employee with an annual salary of more than $200,000 other than annual cost of living or merit increases of not more than 5% (as determined by reference to the employees of the Company in the aggregate), or (ii) amend in any material respect or terminate any Company Plan or enter into any new arrangements that would, if existing on the date hereof, constitute a Company Plan;

(xii) amend any of its Organizational Documents;

(xiii) pay, discharge, settle or satisfy any material Liability, except (i) in its Ordinary Course of Business or (ii) to the extent reflected or reserved for on the Interim Balance Sheet;

(xiv) commence or settle any litigation claim that is pending or Threatened against, relating to or involving the Company or the Stockholders, other than in the Ordinary Course of Business, if the settlement amount would not be covered by insurance or reserves reflected in the Financial Statements and would be in excess of $500,000 individually or $2,000,000 in the aggregate or that would materially and adversely affect the ability of the Company or the Stockholders to consummate the transactions contemplated herein;

(xv) file a petition in bankruptcy under any provisions of federal or state bankruptcy law or consent to the filing of any bankruptcy petition against such entity under any other similar Applicable Law;

(xvi) abandon or discontinue any material existing aspect of the Business or enter into any material new line of business; or

(xvii) agree or commit to do any of the foregoing.

(c) the Stockholders will not do any of the following:

(i) commence or settle any litigation claim that is pending or Threatened against, relating to or involving the Company or the Stockholders that would materially and adversely affect the ability of the Company or the Stockholders to consummate the transactions contemplated herein; or

(ii) directly or indirectly Transfer, or permit any Encumbrance to arise or be placed on, any of the Stockholder’s shares of Company Common Stock or Company Preferred Stock.

7.2 No Shop. Throughout the period that begins on the date hereof and ends upon the earlier of the First Effective Time or the termination of this Agreement pursuant to Section 9.3, neither the Company nor any Stockholder will, and the Company will cause each authorized representative or agent of Stockholders or the Company not to, directly or indirectly, solicit, initiate, seek, or encourage any inquiry, proposal, or offer from or furnish any information to any Person (other than Buyer or any Person on its behalf) regarding any transaction that would constitute a Company Takeover Proposal. Stockholders and the Company will, and will cause each authorized representative or agent of Stockholders or the Company to, immediately terminate all such discussions or negotiations that may be in progress on the date hereof regarding a Company Takeover Proposal. “Company Takeover Proposal” means any inquiry, proposal or offer from any Person or group relating to, in a single transaction or series of related transactions, any (a) direct or indirect acquisition or exclusive license of 20% or more of the assets of the Company (based on the fair market value thereof) or assets comprising 20% or more of the revenues, net income or EBITDA (net income, before interest, Taxes, depreciation and amortization) of the Company, (b) direct or indirect acquisition of 20% or more of the outstanding Company Common Stock or the outstanding voting power of the Company (or any other equity

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interests of the Company representing such voting power giving effect to any right of conversion or exchange thereof), (c) tender offer or exchange offer that if consummated would result directly or indirectly in any Person or group (or the stockholders of any Person or group) beneficially owning 20% or more of the outstanding Company Common Stock or the outstanding voting power of the Company (or any other equity interests of the Company representing such voting power giving effect to any right of conversion or exchange thereof), (d) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or other transaction involving the Company which would result in any Person or group (or the stockholders of any Person or group) beneficially owning, directly or indirectly, 20% or more of the outstanding Company Common Stock or the outstanding voting power of the Company or of the surviving entity in a merger involving the Company or the resulting direct or indirect parent of the Company or such surviving entity (or any equity interests of the Company representing such voting power giving effect to any right of conversion or exchange thereof) or (e) any combination of the foregoing. For the avoidance of doubt, the sales and purchases of inventory and fixed assets in the Ordinary Course of Business of the Company, the Business Combination and the transactions contemplated by this Agreement shall not be deemed a Company Takeover Proposal.

7.3 Cooperation with Information Statement and SEC Filings.

(a) Prior to the Closing and in connection with Buyer’s preparation of the Information Statement, any other filing required to be made by Buyer with the SEC under the Exchange Act or any responses to any comments from the SEC relating to the Information Statement, the Schedule TO or other required filings, the Company shall use its commercially reasonable efforts to provide to Buyer, and shall use its commercially reasonable efforts to cause its Representatives, including legal and accounting representatives, to provide all cooperation reasonably requested by Buyer that is customary in connection with the preparation of the Information Statement, Schedule TO and such other filings or responses to SEC comments, which may include, among other things, obtaining the consents of any auditor to the inclusion of the financial statements of Company in the Information Statement and other filings with the SEC. The Company agrees that it will use commercially reasonable efforts to provide all information reasonably necessary for Buyer to prepare and file the Information Statement and Schedule TO no later than October 2, 2020 (or as soon as reasonably practicable thereafter).

(b) The Company and Buyer shall ensure that none of the information supplied by or on its behalf for inclusion or incorporation by reference in the Information Statement will, at the date it is first mailed to the stockholders of Buyer, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Closing any information relating to the Company or Buyer, or any of their respective Affiliates, directors or officers is discovered by the Company or Buyer that is required to be set forth in an amendment or supplement to the Information Statement so that such document would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the stockholders of Buyer.

7.4 Written Consent. No later than one Business Days following the execution and delivery of this Agreement by all Parties, the Company shall deliver to Buyer a copy of the executed Written Consent.

7.5 Stockholders Agreement. The Company and the Stockholders shall take all necessary action to cause the Stockholders Agreement to be terminated effective immediately prior to the Closing.

ARTICLE 8
CERTAIN COVENANTS OF BUYER

8.1 Employee Matters.

(a) Compensation and Severance. Throughout the 12-month period after Closing, Buyer will, or will cause one or more of Buyer’s Affiliates (including the Company) to, provide to each employee of the Company (i) base salary or hourly wages which are no less than the base salary or hourly wages provided by the Company immediately prior to the Closing and (ii) target bonus and incentive opportunities which are no less than the target bonus and incentive opportunities, if any, provided by the Company immediately prior to the Closing. If any employee of the Company is terminated by the Company during the 12-month period after Closing in

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circumstances under which such employee would have been entitled to receive severance benefits immediately prior to the Closing, the Company will provide severance benefits to such individuals which are no less than those provided by the Company immediately prior to the Closing.

(b) Employee Benefits. Throughout the 12-month period after Closing, Buyer will, or will cause one or more of Buyer’s Affiliates (including the Company) to, provide to each employee of the Company (and their dependents) employee benefits that as a whole are at least comparable in all material respects to the employee benefits received by the employees (and their dependents) as employees of the Company immediately before Closing. Without limiting any obligation already existing, for purposes of eligibility and vesting for all benefits and for purposes of accruals or entitlement to vacation, sick leave, paid time off, severance and similar benefits, Buyer will cause each employee of the Company to be given or retain (as applicable) full credit under the employee benefits of Buyer and its Affiliates (including the Company) after Closing for such employee’s service with the Company or Affiliate before Closing (including the full carryover to such benefits or retention, as applicable, of any earned, but unused, time or pay with respect to the foregoing). Each such employee (and such dependent) will be allowed to participate in such employee benefits without regard to preexisting conditions, waiting periods, evidence of insurability or other exclusions or limitations not imposed on such individual by, or which were otherwise satisfied under, the Company’s employee benefit arrangements before Closing. Buyer will apply or credit (or cause to be applied or credited) toward any deductible requirements under all welfare benefit Plans all amounts paid by employees (or dependents) under the welfare benefit Plans of the Company during the Company Plan year in which the Closing Date occurs.

(c) Certain COBRA Obligations. At all times from and after Closing, Buyer will, or will cause an Affiliate of Buyer to, make available all COBRA Coverage, with respect to current or former employees of the Company or their dependents who are classified as “M&A Qualified Beneficiaries” within the meaning of Treasury Regulation Section 54.4980B-9. “COBRA Coverage” means the continuation of health coverage requirements of Part 6 of Subtitle B of Title I of ERISA as added by COBRA and subsequent amendments or similar Applicable Law.

(d) No Amendment of Benefits nor Third-Party Beneficiary. Without limiting Sections 11.6 and 11.9, (i) no Company Plan or other employee benefit is or will be deemed to be amended by any term hereof and (ii) no Person, including any employee (or dependent thereof) of the Company, is a third-party beneficiary of any term of this Agreement.

8.2 Exculpation and Indemnification of Directors and Officers. Throughout the six-year period after Closing, Buyer will prevent the amendment, repeal or modification of any provision in any Organizational Document of the Company (including, as result of the Mergers, the Organizational Documents of the Surviving Company) relating to exculpation or indemnification and hereby guaranties, and agrees to promptly pay or cause to be paid, all amounts required to be indemnified by the Surviving Company for acts or omissions prior to the First Effective Time of the Company’s former officers, directors, governors, members, partners, or managers holding office before the First Effective Time (except to the extent required by Applicable Law), it being the intent of the Parties that such officers, directors, governors, members, partners, or managers will continue to be entitled to such exculpation and indemnification for such acts or omissions to the greatest extent permitted under Applicable Law. Throughout the six-year period after Closing, Buyer will maintain (or cause to be maintained) in effect directors’ and officers’ liability insurance covering acts or omissions occurring before the First Effective Time of such officers, directors, governors, members, partners, or managers on terms no less favorable than those of the current directors’ and officers’ liability insurance; provided, however, that in no event will Buyer be required to expend (or cause to be expended) in any one year an amount exceeding 250% of the annual premium currently paid by the Company for such current coverage; and, provided, further, that if the annual premium for such coverage exceeds such amount, then Buyer will be obligated to maintain (or cause to be maintained) a policy with the greatest coverage available for a cost not exceeding such amount. Notwithstanding the foregoing, at any time prior to the First Effective Time, the Company may cause the Company to purchase “tail” directors’ and officers’ liability insurance policies, covering the same persons and providing the same terms with respect to coverage and amount as aforesaid, and the terms of which will provide coverage until the sixth anniversary of the Closing, and upon the purchase of such insurance, Buyer’s obligations under the immediately preceding sentence will be deemed satisfied. Buyer’s obligations under this Section will not be terminated or modified in a manner that adversely affects any Person to whom this Section relates with respect to acts or omissions prior to the First Effective Time without the consent of such affected Person (it being expressly agreed that each such Person to whom this Section relates will be a third-party beneficiary of this Section).

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8.3 No Shop. Throughout the period that begins on the date hereof and ends upon the earlier of the First Effective Time or the termination of this Agreement pursuant to Section 9.3, Buyer will not, and will cause each authorized representative or agent of Buyer not to, directly or indirectly, solicit, initiate, seek, or encourage any inquiry, proposal, or offer from, furnish any information to, or participate in any discussion or negotiation with any Person (other than the Company, the Stockholders or any Person on their behalf) regarding any transaction (other than the transactions contemplated by this Agreement) that would constitute a Business Combination.

8.4 Pre-Closing Conduct of Business by Buyer. Except as expressly contemplated in this Agreement, as required under Applicable Law or any Contract in existence on the date of this Agreement to which Buyer is a party, or as otherwise consented to in writing by the Company (which consent will not be unreasonably withheld, conditioned, or delayed), from the date of this Agreement through Closing:

(a) Buyer will conduct its business in its Ordinary Course of Business; provided, however, that no action or failure to take action by Buyer with respect to the matters addressed in Section 8.4(b) shall constitute a breach of this Section 8.4(a) unless such action or failure to take such action would also constitute a breach of Section 8.4(b); and

(b) the Company will not do any of the following:

(i) except as mutually agreed in writing by Buyer and the Company, issue or otherwise allow to become outstanding or redeem or otherwise acquire any equity interest of Buyer or right to any such equity interest;

(ii) split, combine, or reclassify any equity interests of Buyer;

(iii) make any purchase, sale, or disposition of any material asset (including by merging, consolidating or entering into a business combination with, or by purchasing a substantial portion of the stock or assets of, any other Person);

(iv) grant any Encumbrance on any material asset, other than (i) pursuant to a Buyer Major Contract (or a Contract not required to be disclosed in the Disclosure Schedule to avoid a breach under Section 5.9) or (ii) any Permitted Encumbrance;

(v) become a guarantor with respect to any obligation of any other Person or assume any obligation of any such Person for borrowed money;

(vi) incur any indebtedness for borrowed money that cannot be prepaid at any time without penalty;

(vii) except in its Ordinary Course of Business, enter into any Contract that would, if existing on the date hereof, be a “Buyer Major Contract,” or amend or terminate any Buyer Major Contract in any respect that is material and adverse to Buyer;

(viii) (i) fail to prepare and timely file all material Tax Returns with respect to Tax Returns required to be filed by Buyer before Closing or timely withhold and remit any Taxes or (ii) make or change any material election with respect to Taxes;

(ix) (i) adopt or change any material accounting method or principle, except as required under GAAP or (ii) change any annual accounting period;

(x) amend any of its Organizational Documents;

(xi) pay, discharge, settle or satisfy any material Liability, except in its Ordinary Course of Business;

(xii) commence or settle any litigation claim that is pending or Threatened against, relating to or involving Buyer;

(xiii) file a petition in bankruptcy under any provisions of federal or state bankruptcy law or consent to the filing of any bankruptcy petition against such entity under any other similar Applicable Law;

(xiv) establish any Subsidiary or enter into any new line of business;

(xv) enter into any Contract with respect to the voting of Buyer Securities;

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(xvi) make any capital expenditure;

(xvii) take any action that would reasonably be expected to significantly delay or impair (A) the timely filing of any of its public filings with the SEC (giving effect to permitted extensions), or (B) its compliance in all material respects with Applicable Laws relating to securities; or

(xviii) agree or commit to do any of the foregoing.

8.5 Use of Trust Account Proceeds.

Prior to the Closing, none of the funds held in the Trust Account may be used or released except (i) for the withdrawal of interest to pay franchise and income taxes, (ii) up to $187,500 to fund working capital requirements, and (iii) to effectuate the Tender Offer. The Parties agree that at the Closing, the funds in the Trust Account, after taking into account payments for the Redemption, shall first be used (a) to pay the Preferred Payment and (b) up to $16,400,000 to pay all Buyer Transaction Expenses. Any remaining proceeds shall be distributed to the Company and used for working capital and general corporate purposes. Thereafter, the Trust Account and Trust Agreement shall be terminated.

8.6 Tender Offer.

(a) Tender Offer. As promptly as practicable, and in any event not more than the later of 10 days from the date hereof or seven Business Days following delivery of the Company Historical Financials (the “TO Commencement Date”), Buyer shall commence (under the meaning of Rule 14d-2 under the Exchange Act) an offer to purchase all outstanding shares of Buyer Common Stock (the “Tender Offer”) for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, less Taxes and interest (the “Tender Consideration”). Buyer agrees that no shares of Buyer Common Stock held by Buyer will be tendered in the Tender Offer. Unless otherwise agreed to by the Parties, Buyer shall use its commercially reasonable efforts (subject to market conditions) to conduct the Tender Offer without stockholder vote pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act (as modified, waived or otherwise agreed to with the SEC) which regulates issuer tender offers and in compliance with the requirements of Buyer’s certificate of incorporation, and will file Tender Offer documents with the SEC. The obligation of Buyer to accept for payment shares of Buyer Common Stock validly tendered and not validly withdrawn pursuant to the Tender Offer shall be subject to the satisfaction of each of the conditions set forth in the Tender Offer. Unless agreed to by the Parties or required by the SEC, no material change (including changing the amount per share offered to the stockholders) may be made to the Tender Offer which imposes additional conditions to the Tender Offer or is inconsistent with this Section. The Parties hereby agree to negotiate in good faith to amend the conditions set forth in the Tender Offer to reflect any changes that may be reasonably required as a result of discussions with the SEC or its staff. Unless an extension of the tender offer period is agreed to by the Parties or is required as a result of a change required by the SEC, the Tender Offer shall expire on the date that is 20 Business Days following the commencement of the Tender Offer (the “Initial Expiration Date”). Notwithstanding the foregoing, and subject to the provisions of Section 9.3, if, at any scheduled expiration of the Tender Offer, the conditions set forth in the Tender Offer, have not been satisfied or waived, Buyer may extend the Tender Offer for one or more consecutive periods beyond the Initial Expiration Date (the Initial Expiration Date as extended, the “Expiration Time”). Notwithstanding the foregoing, Buyer, without the consent of the Company, may extend the Tender Offer for any period required by any Applicable Law or any change requested or required by the SEC, or the staff thereof, applicable to the Tender Offer.

(b) Payment Obligations. Subject to the terms of the Tender Offer and this Agreement and the satisfaction or waiver of all of the conditions to the Tender Offer, Buyer shall accept for payment all shares of Buyer Common Stock validly tendered and not validly withdrawn pursuant to the Tender Offer promptly after the Expiration Time and pay for such shares as soon as practicable (and, in any event, no more than three Business Days) after the Expiration Time.

(c) Payments to Persons Other than Registered Holders. If the payment to a registered holder under the Tender Offer is to be made to a Person other than the Person in whose name the surrendered certificate formerly evidencing the shares of Buyer Common Stock is registered on the transfer books of Buyer, it shall be a condition of payment that the certificate so surrendered shall be endorsed properly or otherwise be in proper form for transfer and that the Person requesting such payment shall have paid all transfer and other Taxes

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required by reason of the payment of such consideration to a Person other than the registered holder of the certificate surrendered, or shall have established to the reasonable satisfaction of Buyers that such Taxes either have been paid or are not applicable.

(d) Offer Documents. As promptly as reasonably practicable on the date of the commencement of the Tender Offer, Buyer shall file with the SEC a Tender Offer Statement on Schedule TO (together with all amendments and supplements thereto, the “Schedule TO”) with respect to the Tender Offer which shall contain or shall incorporate by reference an offer to purchase (an “Offer to Purchase”) and forms of the related letter of transmittal and any related summary advertisement (such Schedule TOs, Offers to Purchase and such other documents, together with all supplements and amendments thereto, being referred to herein collectively as the “Offer Documents”). The Offer Documents will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and in addition shall contain substantially the same financial and other information about the transactions contemplated by this Agreement and the redemption rights as is required under Regulation 14A of the Exchange Act which regulates the solicitation of proxies. Each Party agrees to correct promptly any information provided by it for use in the Offer Documents that shall have become false or misleading in any material respect, and Buyer further agrees to take all steps necessary to cause the Schedule TO, as so corrected, to be filed with the SEC, and the other Offer Documents, as so corrected, to be disseminated to holders of shares of Buyer Common Stock, in each case as and to the extent required by applicable federal securities Laws. No filing of, or amendment or supplement to, the Offer Documents shall be made by Buyer without the prior consent (which shall not be unreasonably withheld, delayed or conditioned) of the Company. Buyer shall give the Company and its counsel a reasonable opportunity to review and comment on the Offer Documents prior to such documents being filed with the SEC or disseminated to holders of the shares of Buyer Common Stock and shall give due consideration to all reasonable additions, deletions or changes suggested thereby by the Company and its counsel. Buyer shall provide the Company and its counsel with any comments (whether written or oral) that Buyer or its counsel may receive from the SEC or its staff with respect to the Offer Documents promptly after the receipt of such comments, shall provide the Company and its counsel with a reasonable opportunity to review and comment on the responses of Buyer to such comments, shall allow the Company and its counsel to participate in any discussions with the SEC or its staff, and shall give due consideration to all reasonable additions, deletions or changes suggested thereby by the Company and its counsel.

(e) Company Cooperation. The Company acknowledges that a substantial portion of the filings with the SEC and mailings to holders of shares of Buyer Common Stock with respect to the Tender Offer shall include disclosure regarding the Company and its management, operations and financial condition. Accordingly, the Company agrees to (i) deliver the Company Historical Financials not later than October 2, 2020 (or as soon as reasonably practicable thereafter) and (ii) as promptly as reasonably practicable but in no event later than seven Business Days prior to the TO Commencement Date, provide Buyer with such information as shall be reasonably requested by Buyer for inclusion in or attachment to the Offer Documents to be filed or mailed as of and following the commencement of the Tender Offer, that is accurate in all material respects and complies as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and in addition shall contain substantially the same financial and other information about the Company as is required under Regulation 14A promulgated under the Exchange Act regulating the solicitation of proxies even if such information is not required under the tender offer rules. The Company understands that such information shall be included in the Offer Documents or responses to comments from the SEC or its staff in connection therewith and mailings. The Company shall make its officers and employees reasonably available to Buyer and its counsel in connection with the drafting of such filings and mailings and responding in a timely manner to comments from the SEC.

(f) Termination of Tender Offer. Buyer shall not terminate the Tender Offer prior to any scheduled Expiration Time except in the event this Agreement is terminated pursuant to the terms hereof.

(g) Other Actions. Notwithstanding anything to the contrary in Section 6.4(c):

(i) as promptly as practicable after the execution of this Agreement (and in any event before the opening of trading on the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed) on the next Business Day thereafter), Buyer and the Company shall mutually agree on and issue a press release announcing the execution of this Agreement (the

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“Signing Press Release”). Immediately after the issuance of the Signing Press Release (and in any event within four (4) Business Days after the execution of this Agreement), Buyer shall prepare and file a pre-commencement Schedule TO-C or Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement, attaching this Agreement, and describing the terms thereof as required by applicable federal securities laws, and the Signing Press Release thereto (the “Signing Filing”), which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing; and

(ii) as promptly as practicable after the completion of the Tender Offer, Buyer shall prepare a draft amendment to Schedule TO or Form 8-K announcing the completion of the Tender Offer, if applicable, together with, or incorporating by reference such other information that may be required to be disclosed with respect to such results, including the Closing of the Business Combination, if applicable, in any report or form to be filed with the SEC, which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing. As promptly as practicable after the completion of the Tender Offer, Buyer and the Company shall mutually agree on and issue a press release announcing the results of the Tender Offer and, if applicable, the consummation of the Business Combination (“Closing Press Release”) and if applicable, Buyer shall prepare a draft Form 8-K announcing the completion of the Tender Offer, which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (“Closing Filing”). Concurrently with the Closing, if not included in the same filings after completion of the Tender Offer, Buyer and the Company shall mutually agree on, and Buyer shall distribute, the Closing Press Release and Buyer shall file the Closing Filing with the SEC as soon as reasonably practicable thereafter.

8.7 Registration Rights Agreement. Buyer agrees to execute and deliver a Registration Rights Agreement in the form attached hereto as Exhibit 8.7 (the “Registration Rights Agreement”) with the other parties thereto at Closing, which shall include all of the Stockholders.

8.8 Sponsor Lock-Up Restriction. Buyer shall, within one day following the date of this Agreement, enter into an amended and restated lock-up agreement with the Buyer Sponsor on the same terms as those provided in Section 2.7 (the “Sponsor Lock-Up Agreement”).

8.9 Blue Sky Laws. Buyer shall take such steps as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable to the issuance of the Buyer Common Stock in connection with the transactions contemplated by this Agreement and the registration and resale of the Buyer Common Stock pursuant to the Registration Rights Agreement. The Company shall reasonably cooperate with Buyer, at Buyer’s reasonable request, to assist Buyer to comply with the securities and blue sky laws of all jurisdictions which are applicable in connection with the issuance of Buyer Common Stock in connection with the transactions contemplated by this Agreement and the registration and re-sale of the Buyer Common Stock pursuant to the Registration Rights Agreement.

8.10 Stockholder Consent and Information Statement.

(a) As promptly as reasonably practicable following the execution of this Agreement and in lieu of calling a meeting of the Buyer’s stockholders, the Buyer shall submit to certain of the Buyer’s stockholders holding, in the aggregate, a number of shares of Buyer Securities sufficient to approve the Buyer Stockholder Approval Matters by the Required Buyer Stockholder Approval, (i) within one Business Day after the date hereof, the form of irrevocable written consent attached hereto as Exhibit 8.10(a)(i) of this Agreement, and (ii) no later than one Business Day prior to the date of the Information Statement, the form of irrevocable written consent attached hereto as Exhibit 8.10(a)(ii), (such written consents, as duly executed and delivered by such Stockholders, and taken together, the “Buyer Stockholders’ Written Consent”). As soon as practicable upon receipt of the Buyer Stockholders’ Written Consent by the corporate secretary of the Buyer, the Buyer will provide the Company with a copy of such Buyer Stockholders’ Written Consent, certified as true and complete by the corporate secretary of the Company. In connection with the Buyer Stockholders’ Written Consent, the Buyer shall take all actions necessary to comply, and shall comply in all respects, with the requirements of Section 228 of the DGCL and the applicable provisions of the Organizational Documents of the Company.

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(b) Buyer shall, promptly following the delivery of the Buyer Stockholders’ Written Consent provide Buyer’s stockholders an opportunity in accordance with the Buyer Organizational Documents and the IPO Prospectus to have their shares of Buyer Common Stock redeemed (the “Redemption”). The Buyer Stockholders’ Written Consent shall include resolutions in favor of approving (i) the approval of this Agreement and the transactions contemplated hereby by Buyer’s stockholders in accordance with the Buyer Organizational Documents, the DGCL and the rules and regulations of the SEC and NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed), (ii) the approval of the issuance of the Closing Share Consideration and the shares of Buyer Common Stock representing the Adjustment Reserve Amount in accordance with the rules of the NYSE (or of such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed), (iii) the adoption and approval of an amended and restated certificate of incorporation of Buyer (the “Amended Buyer Charter”) in form and substance reasonably acceptable to Buyer and the Company, which among other things will (A) change Buyer’s name to PARTS iD, Inc., (B) designate the classes of the members of the Post-Closing Buyer Board, and (C) eliminate provisions allowing the stockholders to act by written consent in lieu of a stockholders meeting, (iv) the adoption of the Post-Closing Equity Incentive Plan, (v) the adoption of an employee stock purchase plan, in form and substance reasonably acceptable to the Company, that provides for the issuance of Buyer Common Stock by Buyer subject to an aggregate cap on such awards equal to 5% of the number of shares of Buyer Common Stock on a fully diluted basis, and (vi) such other matters as the Company and Buyer shall hereafter mutually determine to be necessary or appropriate in order to effect the transactions contemplated by this Agreement (the approvals described in foregoing clauses (i) through (vi), collectively, the “Buyer Stockholder Approval Matters”). As promptly as practicable following the execution of this Agreement (but in any event not later than the TO Commencement Date), Buyer shall prepare and file with the SEC a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act (such information statement, including any amendment or supplement thereto, the “Information Statement”) containing (i) the information specified in Schedule 14C under the Exchange Act concerning the Buyer Stockholders’ Written Consent and the Buyer Stockholder Approval, and (ii) a notice to every Buyer stockholder that did not execute the Buyer Stockholder Written Consent in accordance with the provisions of this Section 8.10(b) of this Agreement, the Exchange Act, the DGCL and the Organizational Documents of the Buyer. Each of the Company and the Stockholders shall promptly furnish to the Buyer all information concerning such Person as may be reasonably requested in connection with the preparation, filing and distribution of the Information Statement. The Information Statement shall comply as to form in all material respects with the applicable requirements of the Exchange Act, the DGCL and the rules of the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed). If, at any time prior to the date that is twenty (20) days after the Information Statement is first mailed to the Stockholders, any information relating to the Buyer, the Company, the Stockholders or any of their respective affiliates, officers or directors should be discovered by the Buyer, the Company, or the Stockholders which is required to be set forth in an amendment or supplement to the Information Statement, so that the Information Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall promptly notify the other Parties hereto, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by Applicable Law, disseminated to the Stockholders. Prior to filing with the SEC, Buyer will make available to the Company drafts of the Information Statement and any other related documents to be filed with the SEC, both preliminary and final, and any amendment or supplement to the Proxy Statement or such other related document and will provide the Company with a reasonable opportunity to comment on such drafts and shall consider such comments in good faith. Buyer shall not file any such documents with the SEC without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed). The notice to every Buyer stockholder that did not that did not execute the Buyer Stockholder Written Consent included in the Information Statement shall (i) be a statement to the effect that the Buyer board of directors unanimously determined that the Business Combination is advisable in accordance with the DGCL and in the best interests of Buyer’s stockholders and unanimously approved and adopted this Agreement and the Business Combination and (ii) provide Buyer’s stockholders to whom it is sent with notice of the actions taken in the Required Buyer Stockholder Approval, including the approval and adoption of this Agreement and the Business Combination in accordance with the DGCL and the certificate of incorporation and bylaws of Buyer. If applicable, the notice will include therewith a copy of Section 262 of the DGCL, and shall be sufficient in form and substance as contemplated by the DGCL.

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(c) Buyer shall take any and all actions required to satisfy the requirements of the Exchange Act and other Applicable Laws in connection with the Information Statement and the Redemption.

8.11 Listing of Buyer Common Stock. Buyer shall cause the Buyer Common Stock to be approved for listing on the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed), subject to official notice of issuance, prior to the Closing. From and after the Closing, Buyer shall be listed on the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed) as “ID” or such other available trading symbol as Buyer and the Company may mutually agree upon.

8.12 Buyer Public Filings. During the period prior to the Closing Date, Buyer will file all SEC Documents required to be filed by Buyer subsequent to the date of this Agreement and will keep current and timely fill all of its SEC Documents and otherwise comply in all material respects with applicable securities Laws and shall use its commercially reasonable efforts to maintain the listing of the Buyer Public Units, the Buyer Common Stock and the Buyer Public Warrants on the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed); provided, that the Parties acknowledge and agree that from and after the Closing, Buyer intends to list on the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are listed immediately prior to the Closing) only the Buyer Common Stock and the Buyer Public Warrants.

8.13 Documents and Information. After the Closing Date, Buyer shall, and shall cause its Subsidiaries to, until the seventh anniversary of the Closing Date, retain all books, records and other documents pertaining to the business of the Company in existence on the Closing Date and make the same available for inspection and copying by the Stockholder Representative during normal business hours of Buyer and its Subsidiaries, as applicable, upon reasonable request and upon reasonable notice. No such books, records or documents shall be destroyed after the seventh anniversary of the Closing Date by Buyer or its Subsidiaries without first advising the Stockholder Representative in writing and giving the Stockholder Representative a reasonable opportunity to obtain possession thereof.

8.14 Post-Closing Board of Directors and Executive Officers. Buyer shall take all necessary action, including causing directors of Buyer to resign or otherwise be removed from their positions as directors of Buyer, so that the Post-Closing Buyer Directors are the board of directors of the Buyer. Buyer shall take all necessary action, including causing executive officers of Buyer to resign or otherwise be removed from their positions effective as of the Closing so that Antonino Ciappina will be the chief executive officer of Buyer and Kailas Agrawal will be the Chief Financial Officer of Buyer immediately after the Closing.

8.15 Tax Status of Merger Sub 2. Buyer has not and will not elect under Treasury Regulation § 301.7701-3 to cause Merger Sub 2 to be treated as a corporation for federal income tax purposes effective for any period on or before the date of the Second Merger or otherwise causing Merger Sub 2 not to be treated as a disregarded entity wholly owned by Buyer for the same period.

8.16 Warrant Amendment.

(a) Buyer shall use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding Buyer Public Warrants that were initially issued to investors in the IPO to: (i) amend that certain Warrant Agreement between Buyer and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (as amended from time to time, the “Warrant Agreement”), to provide, among other things, that each outstanding Buyer Public Warrant shall no longer be exercisable to purchase one-half of a share of Buyer Common Stock for $5.75 per half-share (subject to adjustment as provided in the Warrant Agreement) and instead shall be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to any private offering conducted in accordance with Section 8.4, (A) is at least $60,000,000, $0.35 in cash and 0.065 of a share of Buyer Common Stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Buyer Common Stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Buyer Common Stock (the “Public Warrant Amendment”), and (ii) to amend the Warrant Agreement to provide, among other things, that each of the 2,912,230 outstanding warrants issued pursuant to that certain Sponsor Warrants Purchase Agreement dated as of October 24, 2017 between Buyer and Buyer Sponsor (the “Buyer Private Placement Warrants”) and not owned by Buyer Sponsor shall no longer be exercisable to purchase

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one-half of a share of Buyer Common Stock for $5.75 per half-share (subject to adjustment as provided in the Warrant Agreement) and instead shall be converted solely into the right to receive: if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to any private offering conducted in accordance with Section 8.4, (A) is at least $60,000,000, $0.35 in cash and 0.065 of a share of Buyer Common Stock, (B) is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Buyer Common Stock, or (C) is less than $44,000,000, $0.18 in cash and 0.082 of a share of Buyer Common Stock (the “Private Warrant Amendment” and together with the Public Warrant Amendment, the “Warrant Amendments”).

(b) As of the date of this Agreement, Buyer has entered into agreements with holders of at least 65% of the outstanding Buyer Public Warrants to vote in favor of the Warrant Amendments (each such agreement, a “Warrant Holder Support Agreement”). Each Warrant Holder Support Agreement (i) has been made available to the Company, and (ii) with respect to Buyer and, to the Buyer’s Knowledge, with respect to each holder of Buyer Public Warrants party thereto, is valid and enforceable in accordance with its terms.

(c) In connection with the Warrant Amendments, as promptly as practicable following the execution of this Agreement (but in any event not later than the TO Commencement Date), Buyer shall prepare and file with the SEC a written consent solicitation in preliminary form seeking the approval of the holders of the Buyer Public Warrants of the Warrant Amendments contemplated hereby (the “Warrantholder Consent Solicitation Statement”), in accordance with and as required by Buyer’s Organizational Documents, the Warrant Agreement, Applicable Law and any applicable rules and regulations of the SEC and the New York Stock Exchange (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed) and, as soon as practicable following the resolution of any comments from the SEC relating to the Warrantholder Consent Solicitation Statement or a reasonable determination by Buyer that there are none, shall file with the SEC the Warrantholder Consent Solicitation Statement in definitive form and mail such Warrantholder Consent Solicitation Statement to all holders of the Buyer Public Warrants as soon as possible thereafter. Each of the Company and the Stockholders shall promptly furnish to the Buyer all information concerning such Person as may be reasonably requested in connection with the preparation, filing and distribution of the Warrantholder Consent Solicitation Statement. The Warrantholder Consent Solicitation Statement shall comply as to form in all material respects with the applicable requirements of the Exchange Act, the DGCL and the rules of the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed). If, at any time prior to the date that is twenty (20) days after the Warrantholder Consent Solicitation Statement is first mailed to the holders of the Buyer Public Warrants, any information relating to the Buyer, the Company, the Stockholders or any of their respective affiliates, officers or directors should be discovered by the Buyer, the Company, or the Stockholders which is required to be set forth in an amendment or supplement to the Warrantholder Consent Solicitation Statement, so that the Warrantholder Consent Solicitation Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall promptly notify the other Parties hereto, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by Applicable Law, disseminated to the holders of the Buyer Public Warrants. Prior to filing with the SEC, Buyer will make available to the Company drafts of the Warrantholder Consent Solicitation Statement and any other related documents to be filed with the SEC, both preliminary and definitive, and any amendment or supplement to the Warrantholder Consent Solicitation Statement or such other related document and will provide the Company with a reasonable opportunity to comment on such drafts and shall consider such comments in good faith.

(d) Buyer shall use commercially reasonable efforts to satisfy the requirements of the Exchange Act and other Applicable Laws in connection with the Warrantholder Consent Solicitation Statement and the Warrant Amendments.

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ARTICLE 9
CLOSING DELIVERIES AND TERMINATION

9.1 Closing Deliveries by the Company. At Closing, the Company will deliver, or cause to be delivered, to Buyer (or as Buyer or this Agreement otherwise directs), the following:

(a) the written resignation (or documentation reasonably satisfactory to Buyer showing the removal) of each director, governor, officer, and manager of the Company, with each such resignation (or removal) effective no later than the First Effective Time;

(b) an officer’s certificate of a duly authorized officer of the Company, dated the Closing Date and executed by such officer, certifying that attached thereto is a true, correct and complete copy of the resolutions of the Board of Directors of the Company, authorizing the execution, delivery and performance of this Agreement and each Ancillary Document of the Company, and the transactions contemplated herein and therein, in each case as are then in full force and effect;

(c) an officer’s certificate of a duly authorized officer of the Company, dated the Closing Date and executed by such officer, certifying the items in Sections 10.2(a) and 10.2(b); and

(d) all other documents and items required by this Agreement to be delivered, or caused to be delivered, by the Company at Closing.

9.2 Closing Deliveries by Buyer, Merger Sub and Merger Sub 2. At Closing, Buyer will deliver, or cause to be delivered, to Stockholders (or as the Company or this Agreement otherwise directs), the following:

(a) the payments and deposits described under Section 2.4;

(b) an officer’s certificate of a duly authorized officer of Buyer, dated the Closing Date and executed by such officer, certifying that attached thereto is a true, correct and complete copy of the resolutions of the Board of Directors of Buyer authorizing the execution, delivery and performance of this Agreement and each Ancillary Document of Buyer and the transactions contemplated herein and therein (including authorization of the issuance of Buyer Common Stock in connection with this Agreement), in each case as are then in full force and effect;

(c) an officer’s certificate of a duly authorized officer of Buyer, dated the Closing Date and executed by such officer, certifying the items in Sections 10.3(a) and 10.3(b); and

(d) a duly executed certificate from each of a secretary or assistant secretary of Merger Sub and the manager of Merger Sub 2, in each case, certifying that attached thereto is a true and correct copy of (i) its Organizational Documents as of immediately prior to the Mergers; (ii) a list of its officers, directors and managers as of immediately prior to the Mergers; (iii) resolutions of the board of directors or managers authorizing the execution, delivery and performance of this Agreement and each Ancillary Document to which it is a party and the transactions contemplated herein and therein, in each case as are then in full force and effect; and

(e) all other documents and items required by this Agreement to be delivered, or caused to be delivered, by Buyer, Merger Sub or Merger Sub 2 at Closing.

9.3 Termination of Agreement. The sole and exclusive rights to terminate this Agreement before Closing (and the Party that has any such right) are as follows:

(a) by mutual written consent of Buyer and the Company;

(b) by either Buyer or the Company, if the terminating Party (including, with respect to the Company, the Stockholders, and with respect to Buyer, Merger Sub and Merger Sub 2) is not then in material breach of any provision of this Agreement or the failure to satisfy any condition to Closing or consummate the transactions contemplated herein results in any material respect from the breach by such Party of any of its representations, warranties, covenants, or agreements herein or in any Ancillary Document), if Closing has not occurred on or before November 20, 2020 (the “Outside Date”); provided, however, if this Agreement has not otherwise been

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terminated pursuant to this Section 9.3, and the Buyer stockholders have approved an extension of time beyond November 20, 2020 during which Buyer may consummate the transactions contemplated by this Agreement, then the Outside Date shall be automatically extended to December 31, 2020 (or such earlier date so approved by Buyer stockholders);

(c) by the Company, if the Buyer Common Stock is delisted from the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed) unless there is then-pending (or already accepted) application to list the Buyer Common Stock on another nationally recognized stock exchange;

(c) by Buyer, if any condition in Section 10.1 or Section 10.2 becomes incapable of fulfillment by the Outside Date, unless Buyer has waived such condition or unless such failure results in any material respect from the breach by Buyer (or Merger Sub or Merger Sub 2) of any of its representations, warranties, covenants, or agreements herein or in any Ancillary Document;

(d) by Buyer, if any Stockholder exercises dissenters’ rights in accordance with Section 1.7;

(e) by Buyer, if any Stockholder or any of its Affiliates has initiated or Threatened a Proceeding that if decided adversely to Buyer or the Company would reasonably be expected to have a Material Adverse Effect on the Buyer or the Company, or materially adversely affect the ability of any Party to consummate the transactions contemplated herein;

(f) by the Company, if any condition in Section 10.1 or Section 10.3 becomes incapable of fulfillment by the Outside Date, unless the Company has waived such condition or unless such failure results in any material respect from the breach by the Company (or any Stockholder) of any of its representations, warranties, covenants, or agreements herein or in any Ancillary Document; or

(g) by the Company, if prior to the TO Commencement Date Buyer has not received consents meeting the requirements of the DGCL representing a sufficient number of shares to obtain the approval of the Buyer Stockholders’ Written Consent, the Company may immediately terminate this Agreement.

A termination of this Agreement under any of the preceding clauses (b) through (f) will be effective two Business Days after the Party seeking termination gives to the other Party written notice of such termination.

9.4 Effect of Termination. Termination of this Agreement under Section 9.3 will terminate all obligations of the Parties under this Agreement, without Liability of any Party to any other Party, and, provided that the terms of Section 6.4 (Confidentiality and Publicity), Article 11 (Certain General Terms and Other Agreements), and this Section 9.4 shall survive such termination and nothing herein shall relieve any party from any Liability for any willful and material breach of the provisions of this Agreement prior to the termination of this Agreement, in which case the non-breaching party shall be entitled to all rights and remedies available at law or in equity.

ARTICLE 10
CONDITIONS TO OBLIGATIONS TO CLOSE

10.1 Conditions to Obligations of Each Party to Close. The obligations of each Party to effect the closing of the transactions contemplated herein is subject to the satisfaction at or before Closing of all of the following conditions, any one or more of which may be waived by Buyer and the Company:

(a) No Legal Actions. No Governmental Authority of competent jurisdiction will have instituted any Proceeding to restrain, prohibit or otherwise challenge the legality or validity of the transactions contemplated herein that has not been dismissed or otherwise resolved in a manner that does not materially and adversely affect the transactions contemplated herein and no injunction, order or decree of any Governmental Authority will be in effect that restrains or prohibits the purchase or sale of the Shares or the consummation of the other transactions contemplated herein.

(b) Antitrust Laws. The applicable waiting period, and any extension thereof, under the HSR Act and any other applicable Antitrust Law will have expired or been duly terminated.

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(c) Written Consent. On the date of this Agreement, the Requisite Stockholders will have executed and delivered the Written Consent, a copy of which will have been provided to Buyer no later than the first Business Day thereafter.

(d) Required Buyer Stockholder Approval. On the date of this Agreement, Buyer shall have obtained the Buyer Stockholders’ Written Consent described in Exhibit 8.10(a)(i) constituting the Required Buyer Stockholder Approval sufficient to approve the Buyer Stockholder Approval Matters described therein, a copy of which will have been provided to the Company no later than the first Business Day thereafter, and which Required Buyer Stockholder Approval shall remain in full force and effect.

(e) Information Statement. The Information Statement shall have been mailed to the Buyer’s stockholders in accordance with Section 8.10 and Regulation 14C of the Exchange Act at least twenty (20) days prior to the Closing Date.

(f) Appointment of Post-Closing Board of Directors. The Post-Closing Buyer Directors shall have been elected or appointed to the board of directors of Buyer as of the Closing.

10.2 Conditions to Obligation of Buyer, Merger Sub and Merger Sub 2 to Close. The obligation of each of Buyer, Merger Sub and Merger Sub 2 to effect the closing of the transactions contemplated herein is subject to the satisfaction at or before Closing of all of the following conditions, any one or more of which may be waived by Buyer, in Buyer’s sole discretion:

(a) Accuracy of Representations and Warranties. Each representation and warranty of the Company in Article 3 (as modified by the Disclosure Schedule) will be true and correct (without regard to any qualifications as to material, materiality, material respects, Material Adverse Effect, or any similar term) as of the Closing Date as if made on the Closing Date (or, in each case, if any such representation and warranty is expressly stated to have been made as of a specific date, then, for such representation and warranty, as of such specific date), except for any inaccuracy in any representation or warranty that, individually or in the aggregate with any other such inaccuracy, has not had a Material Adverse Effect and does not materially and adversely affect the ability of the Company or the Stockholders to consummate the transactions contemplated herein.

(b) Observance and Performance. The Company and the Stockholders will have performed or complied with, in all material respects, all covenants and agreements required by this Agreement to be performed or complied with by the Company or the Stockholders, as applicable, on or before the Closing Date.

(c) Payoff Letters. On or before the Closing Date, the Company will have provided Buyer with customary pay-off letters from all holders of Closing Indebtedness to be paid under Section 2.4.

(d) FIRPTA Affidavit. The Company will have delivered to Buyer a certificate, sworn under penalty of perjury and dated as of the Closing Date, stating that the Company is not and has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code and the applicable Treasury Regulations during the five-year period ending on the Closing Date.

(e) Termination of Certain Agreements. The Company shall deliver evidence of termination of the Stockholder Agreement.

(f) Registration Rights Agreement. Buyer and the Stockholders shall have delivered counterpart signatures to the Registration Rights Agreement.

(g) Stockholder Support Agreement. On the date of this Agreement, the holder of the Company Preferred Stock and a majority of the Company Common Stock shall have duly executed the Stockholder Support Agreement, and the Company shall have delivered same to Buyer.

(h) Delivery of Other Items. The Company and the Stockholders will have delivered (or caused to be delivered) to Buyer each of the other items contemplated to be so delivered by this Agreement, including each item listed in Section 9.1.

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10.3 Conditions to Obligation of the Company to Close. The obligation of the Company to effect the closing of the transactions contemplated herein is subject to the satisfaction at or before Closing of all of the following conditions, any one or more of which may be waived by the Company, in its sole discretion:

(a) Accuracy of Representations and Warranties. Each representation and warranty of Merger Sub and Merger Sub 2 in Article 4 and of Buyer in Article 5 will be true and correct (without regard to any qualifications as to material, materiality, material respects, material adverse effect, or any similar term) as of the Closing Date as if made on the Closing Date (or, in each case, if any such representation and warranty is expressly stated to have been made as of a specific date, then, for such representation and warranty, as of such specific date), except for any inaccuracy in any representation or warranty that, individually or in the aggregate with any other such inaccuracy, has not had a material adverse effect on Buyer, Merger Sub or Merger Sub 2 and does not materially and adversely affect the ability of Buyer, Merger Sub or Merger Sub 2 to consummate the transactions contemplated herein.

(b) Observance and Performance. Each of Buyer, Merger Sub and Merger Sub 2 will have performed or complied with, in all material respects, all covenants and agreements required by this Agreement to be performed or complied with by it on or before the Closing Date.

(c) Amended Buyer Charter. Buyer shall have delivered evidence to the Company that Buyer has filed the Amended Buyer Charter with the Secretary of State of Delaware.

(d) Listing. The Buyer Common Stock issued as Closing Share Consideration and reserved for issuance in accordance with Section 2.4(b) shall have been approved for listing on the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are listed immediately prior to the Closing).

(e) Sponsor Support Agreement. Buyer shall have delivered a copy of the Sponsor Support Agreement, duly executed by each party thereto.

(f) Buyer Stockholders’ Written Consent. Buyer shall have obtained and delivered to the Company the Buyer Stockholders’ Written Consent described in Exhibit 8.10(a)(ii) constituting the Required Buyer Stockholder Approval sufficient to approve the Buyer Stockholder Approval Matters described therein, which Required Buyer Stockholder Approval shall remain in full force and effect.

(g) Delivery of Other Items. Buyer will have delivered (or caused to be delivered) to the Company and the Stockholders each of the other items contemplated to be so delivered by this Agreement, including each item listed in Section 9.2.

ARTICLE 11
CERTAIN GENERAL TERMS AND OTHER AGREEMENTS

11.1 Waiver of Claims Against Trust Account. Reference is made to the IPO Prospectus. The Company and each Stockholder represents and warrants that it has read the IPO Prospectus and understands that Buyer has established the Trust Account containing the proceeds of the IPO and overallotment shares acquired by Buyer’s underwriters (including interest accrued from time to time thereon) for the benefit of Buyer’s public stockholders (including overallotment shares acquired by Buyer’s underwriters) (the “Public Stockholders”) and that, except as otherwise described in the IPO Prospectus, Buyer may disburse monies from the Trust Account only: (a) to the Public Stockholders in the event they elect to redeem their shares of Buyer Common Stock in connection with the consummation of Buyer’s initial business combination (as such term is used in the IPO Prospectus) (“Business Combination”) or in connection with an extension of the deadline to consummate a Business Combination, (b) with respect to any interest earned on the amounts held in the Trust Account, as necessary to pay any franchise or income Taxes, and (c) to Buyer after or concurrently with the consummation of its Business Combination. For and in consideration of Buyer entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Company and each Seller hereby agrees on behalf of itself and its Affiliates that, notwithstanding anything to the contrary in this Agreement, neither the Company nor any Stockholder does now or shall at any time prior to the Closing have any right, title, interest or claim of any kind in or to any monies in the Trust Account (or, or at any time hereafter, to distributions therefrom to Public Stockholders or otherwise occurring prior to the Closing in accordance with the terms of the Trust Agreement “Public Distributions”), or make any claim against the Trust Account (including any Public Distributions therefrom), regardless of whether such claim arises as a result of, in

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connection with or relating in any way to, this Agreement or any proposed or actual business relationship between Buyer or its Representatives, on the one hand, and the Company, any Stockholder or their respective Representatives, on the other hand, this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”). The Company and each Stockholder on behalf of itself and their respective Affiliates hereby irrevocably waives any Released Claims that the Company, such Stockholder or their respective Affiliates may have against the Trust Account now or in the future (in each case, however, prior to the consummation of a Business Combination) as a result of, or arising out of, any negotiations or Contracts with Buyer or its Representatives and will not seek recourse against the Trust Account (including any Public Distributions therefrom) for any reason whatsoever (including for an alleged breach of this Agreement or any other agreement with Buyer or its Affiliates). The Company and each Stockholder on behalf of itself and their respective Affiliates agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by Buyer and its Affiliates to induce Buyer to enter in this Agreement, and the Company and each Stockholder further intends and understands such waiver to be valid, binding and enforceable against the Company, each Stockholder and their respective Affiliates. To the extent the Company, a Stockholder or any of their respective Affiliates commences any Proceeding based upon, in connection with, relating to or arising out of any matter relating to Buyer or its Representatives, which Proceeding seeks, in whole or in part, monetary relief against Buyer or its Representatives, the Company and each Stockholder hereby acknowledges and agrees that the Company’s, each Stockholder’s and their respective Affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit any of the Company, any Stockholder or their respective Affiliates (or any Person claiming on any of their behalves or in lieu of them) to have any claim against the Trust Account (including any Public Distributions therefrom) or any amounts contained therein. Notwithstanding the foregoing, (i) nothing herein shall serve to limit or prohibit the Company’s or the Stockholder Representative’s right to pursue a claim against Buyer for legal relief against monies or other assets held outside the Trust Account, for specific performance or other equitable relief pursuant to Section 11.15 (including a claim for Buyer to specifically perform its obligations under this Agreement and cause the disbursement of the balance of the cash remaining in the Trust Account (after giving effect to the Redemption) to the Stockholders in accordance with the terms of this Agreement and the Trust Agreement, or for Buyer’s fraud, and (ii) nothing herein shall serve to limit or prohibit any claims that the Company may have in the future against Buyer’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account to Buyer and any assets that have been purchased or acquired with any such funds). This Section 11.1 shall survive termination of this Agreement for any reason.

11.2 Notices. All notices, requests, permissions, waivers, consents, and other communications hereunder must be in writing and will be deemed to have been given only (a) three Business Days following sending by registered or certified mail, postage prepaid, (b) when sent, if sent by facsimile transmission (provided that (i) the sender receives confirmation that the delivery was successful, (ii) such notice or communication is promptly thereafter delivered in accordance with clause (a), (c), or (d), and (iii) if such notice is received after 5:00 p.m. local time at the location of the recipient or is sent on a day other than a Business Day, such notice will be deemed given as of 9:00 a.m. local time at the location of the recipient on the next succeeding Business Day), (c) when delivered, if delivered personally to the intended recipient, or (d) one Business Day following sending by overnight delivery via a national courier service (receipt requested) and, in each case, addressed to a Party at the following address for such Party:

(i) if to the Stockholders (pre-Closing), Buyer (post-Closing), or the Company,

Onyx Enterprises Int’l Corp.
1 Corporate Dr Ste C
Cranbury, NJ 08512
Attention: Kailas Agrawal, Chief Financial Officer
Facsimile: (609) 964-1983

with a copy (which will not constitute notice) to:

Faegre Drinker Biddle & Reath LLP
600 Campus Drive
Florham Park, NJ 07932
Attention: James M. Fischer
Facsimile: (973) 360-9831

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and

Faegre Drinker Biddle & Reath LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

Attention: Jonathan R. Zimmerman and Kate Sherburne

Facsimile: (612) 766-1600

(ii) if to Buyer (pre-Closing), Merger Sub, or Merger Sub 2,

Legacy Acquisition Corp.

1308 Race Street, Suite 200

Cincinnati, OH 45202

Attention: Darryl McCall

with a copy (which will not constitute notice) to:

Graydon Head & Ritchey LLP

312 Walnut Street, 18th Floor

Cincinnati, OH 45202

Attention: Richard G. Schmalzl

Facsimile: (513) 651-3836

(iii) if to Buyer Sponsor,

Legacy Acquisition Sponsor I, LLC

1308 Race Street, Suite 200

Cincinnati, OH 45202

Attention: Darryl McCall

with a copy (which will not constitute notice) to:

Graydon Head & Ritchey LLP

312 Walnut Street, 18th Floor

Cincinnati, OH 45202

Attention: Richard G. Schmalzl

Facsimile: (513) 651-3836

(iv) if to the Stockholders (after the Closing) or to the Stockholder Representative:

Shareholder Representative Services LLC

950 17th Street, Suite 1400

Denver, CO 80202

Attention: Managing Director

Email: deals@srsacquiom.com

Facsimile: (303) 623-0294

Telephone: (303) 648-4085

or to such other address, facsimile or email as is furnished in writing by any such Party to the other Party in accordance with the provisions of this Section 11.2.

11.3 No Survival. None of the representations and warranties contained in this Agreement, any Ancillary Document, or in any instrument delivered under this Agreement will survive the First Effective Time. From and after the Closing, the Stockholders, Buyer, Merger Sub, Merger Sub 2, the Company and their respective Representatives shall not have any further obligations, nor shall any claim be asserted or action be brought against the Stockholders, Buyer, Merger Sub, Merger Sub 2 or the Company or their respective Representatives with respect thereto. The covenants and agreements made by the Stockholders, Buyer, Merger Sub, Merger Sub 2, and the Company in this Agreement or in any Ancillary Document, including any rights arising out of any breach of such covenants or agreements, shall not survive the Closing, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Closing (which such covenants shall survive the Closing and continue until fully performed in accordance with their terms).

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11.4 Expenses. Whether or not the transactions contemplated by this Agreement are consummated, except as otherwise expressly provided herein, each of the Parties is responsible for the payment of its own respective costs and expenses incurred in connection with the negotiations leading up to and the performance of its respective obligations pursuant to this Agreement and the Ancillary Documents, including the fees of any attorneys, accountants, brokers or advisors employed or retained by or on behalf of such Party.

11.5 Interpretation; Construction. In this Agreement:

(a) the table of contents and headings are for convenience of reference only and will not affect the meaning or interpretation of this Agreement;

(b) the words “herein,” “hereunder,” “hereby” and similar words refer to this Agreement as a whole (and not to the particular sentence, paragraph or Section where they appear);

(c) terms used in the plural include the singular, and vice versa, unless the context clearly requires otherwise;

(d) unless expressly stated herein to the contrary, reference to any document means such document as amended or modified and as in effect from time to time in accordance with the terms thereof;

(e) unless expressly stated herein to the contrary, reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and as in effect from time to time, including any rule or regulation promulgated thereunder;

(f) the words “including,” “include” and variations thereof are deemed to be followed by the words “without limitation”;

(g) “or” is used in the sense of “and/or”; “any” is used in the sense of “any or all”; and “with respect to” any item includes the concept “of,” “under” or “regarding” such item or any similar relationship regarding such item;

(h) unless expressly stated herein to the contrary, reference to a document, including this Agreement, will be deemed to also refer to each annex, addendum, exhibit, schedule or other attachment thereto;

(i) unless expressly stated herein to the contrary, reference to an Article, Section, Schedule or Exhibit is to an article, section, schedule or exhibit, respectively, of this Agreement;

(j) all dollar amounts are expressed in United States dollars and will be paid in cash (unless expressly stated herein to the contrary) in United States currency;

(k) when calculating a period of time, the day that is the initial reference day in calculating such period will be excluded and, if the last day of such period is not a Business Day, such period will end on the next day that is a Business Day;

(l) with respect to all dates and time periods in or referred to in this Agreement, time is of the essence;

(m) the phrase “the date hereof” means the date of this Agreement, as stated in the first paragraph hereof; and

(n) the Parties participated jointly in the negotiation and drafting of this Agreement and the documents relating hereto, and each Party was (or had ample opportunity to be) represented by legal counsel in connection with this Agreement and such other documents and each Party and each Party’s counsel has reviewed and revised (or had ample opportunity to review and revise) this Agreement and such other documents; therefore, if an ambiguity or question of intent or interpretation arises, then this Agreement and such other documents will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the terms hereof or thereof.

11.6 No Third-Party Beneficiaries. Except as provided in Section 8.2 and Section 11.3, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein expressed or implied gives or will be construed to give to any Person other than the Parties and such successors and permitted assigns, any legal or equitable rights, benefits, or remedy of any nature whatsoever under or by reason of this Agreement.

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11.7 Governing Law. This Agreement will be construed and enforced in accordance with the substantive laws of the State of Delaware without reference to principles of conflicts of law to the extent such principles would require or permit the application of laws of another jurisdiction.

11.8 Jurisdiction, Venue and Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR IF JURISDICTION IS NOT PROPER IN SUCH COURT, IN ANY STATE OR FEDERAL COURT SITTING IN WILMINGTON, DELAWARE, IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY ANCILLARY DOCUMENT, AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, and to the respective court to which an appeal of the decisions of any such court may be taken, AND EACH PARTY AGREES NOT TO COMMENCE, OR COOPERATE IN OR ENCOURAGE THE COMMENCEMENT OF, ANY SUCH PROCEEDING, EXCEPT IN SUCH A COURT. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE THEREIN OF SUCH A PROCEEDING. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT, AND ANY OTHER PROCESS WITH RESPECT TO ANY SUCH PROCEEDING THAT MAY BE SERVED IN ANY SUCH PROCEEDING, BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, BY DELIVERING A COPY THEREOF TO SUCH PARTY AT ITS RESPECTIVE ADDRESS, BY THE REQUIREMENTS OF Section 11.2 OR BY ANY OTHER METHOD PROVIDED BY APPLICABLE LAW. EACH PARTY HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH PROCEEDING WILL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY JURISDICTION BY SUIT ON THE JUDGMENT OR BY ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. Each Party hereby expressly waives any right it may have to a jury trial in any SUCH proceeding.

11.9 Entire Agreement; Amendment; Waiver. This Agreement, including the Disclosure Schedule, the Buyer Disclosure Schedule, other Schedules and Exhibits, constitutes the entire Agreement between the Parties pertaining to the subject matter herein and supersedes any other existing representation, warranty, covenant, agreement, or similar assurance (whether direct or indirect, written or oral, or statutory, express or implied) of any Party regarding such subject matter (and there is no other representation, warranty, covenant, agreement, or similar assurance of any Party regarding such subject matter). No supplement, modification or amendment hereof will be binding unless expressed as such and executed in writing by each Party. Except to the extent as may otherwise be stated herein, no waiver of any term hereof will be binding unless expressed as such in a document executed by the Party making such waiver (and then only to the extent so expressed). No waiver of any term hereof will be a waiver of any other term hereof, whether or not similar, nor will any such waiver be a continuing waiver beyond its stated terms. Except to the extent as may otherwise be stated herein, failure to enforce strict compliance with any term hereof will not be a waiver of, or estoppel with respect to, any existing or subsequent failure to comply.

11.10 Assignment; Binding Effect. Neither this Agreement nor any right or obligation hereunder will be assigned, delegated or otherwise transferred (by operation of law or otherwise) by either Party without the prior written consent of the other Party, except as otherwise provided in this Agreement. This Agreement will be binding on and inure to the benefit of the respective permitted successors and assigns of the Parties. Any purported assignment, delegation or other transfer not permitted by this Section is void.

11.11 Severability; Blue-Pencil. If any term of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced, then all other terms of this Agreement will nevertheless remain in full force and effect, and such term automatically will be amended so that it is valid, legal and enforceable to the maximum extent permitted by Applicable Law, but as close to the Parties’ original intent as is permissible.

11.12 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement, and will become effective when one or more counterparts have been signed by each of the Parties and delivered, in person or by facsimile or electronic image scan, receipt acknowledged, to the other Party.

11.13 Disclosure Schedules. Certain information is contained in the Disclosure Schedule or the Buyer Disclosure Schedule solely for informational purposes, may not be required to be disclosed pursuant hereto (including disclosed items that do not meet or exceed stated dollar thresholds), and will not imply that such information or any other information is required to be disclosed. Inclusion of such information will not establish any level of materiality or similar threshold or be an admission that any of such information is material. Each matter disclosed in any section

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of the Disclosure Schedule or Buyer Disclosure Schedule in a manner that makes its relevance to one or more other sections of the Disclosure Schedule or Buyer Disclosure Schedule, respectively, reasonably apparent on the face of such disclosure will be deemed to have been appropriately included in each such other section of the Disclosure Schedule or Buyer Disclosure Schedule (notwithstanding the presence or absence of any reference in or to any section of the Disclosure Schedule or Buyer Disclosure Schedule).

11.14 Legal Representation; Conflicts Waiver. Recognizing that Faegre Drinker has acted as legal counsel to the Company and certain Stockholders prior to the Closing, and that Faegre Drinker may act as legal counsel to those Stockholders after the Closing, Buyer and the Company hereby waive on their own behalf, and agree to cause their Affiliates to waive, to the extent permitted by Applicable Law, any conflicts of interest that may arise in connection with Faegre Drinker representing the Stockholders after the Closing in connection with this Agreement and the transactions contemplated by this Agreement, based on the fact that Faegre Drinker may be deemed to have represented the Company prior to the Closing or in connection with the transactions contemplated in this Agreement. In addition, all communications involving attorney-client confidences between the Company, any Stockholder, and Faegre Drinker in the course of the negotiation and documentation of the transactions contemplated by this Agreement will be deemed to be attorney-client confidences that belong solely to the Stockholders (and not the Company) and may be controlled by the Stockholders. Without limiting the generality of the foregoing, upon and after the Closing, (a) the Stockholders and their post-Closing Affiliates (and not the Company) will be the sole holders of the attorney-client privilege with respect to the negotiation and documentation of the transactions contemplated hereby (collectively, the “Pre-Sale Communications”), and the Company will not be a holder of the Pre-Sale Communications, and (b) Faegre Drinker will have no duty whatsoever to reveal or disclose the Pre-Sale Communications or files pertaining to the Pre-Sale Communications to the Company by reason of any attorney-client relationship between Faegre Drinker and the Company or otherwise. Any access by Buyer, Merger Sub, Merger Sub 2, or the Company to Pre-Sale Communications after the Closing (whether through the Company’s computer systems or otherwise) will not amount to a waiver of the attorney-client privilege, nor will it adversely affect any rights of the Stockholders with respect to that attorney-client privilege.

11.15 Specific Enforcement.

(a) Subject to Section 11.15(b), the Parties acknowledge and agree that, subject to the provisions of this Section 11.15, irreparable damage would occur if any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor and therefore fully intend for specific performance to be an available remedy for breaches of this Agreement. It is accordingly agreed that, subject to Section 11.15(b), prior to the termination of this Agreement pursuant to Section 9.3, each Party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement to any court referred to in Section 11.8, without proof of actual damages, this being in addition to any other remedy to which they are entitled at law or in equity.

(b) Each of the Parties agree that it will not oppose the granting of an injunction, specific performance and other equitable relief, on the terms set forth herein, on the basis that the other Parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

11.16 Appointment of Stockholder Representative.

(a) Each Stockholder hereby irrevocably appoints Shareholder Representative Services LLC as his, her or its representative (“Stockholder Representative”), as true and lawful agent and attorney-in-fact, with full power of substitution, with full power and authority to act for and on behalf of such Stockholder for all purposes of this Agreement and the Ancillary Documents, and with respect to the consummation of the transactions contemplated by this Agreement and the Ancillary Documents, agrees to be bound by the provisions of this Agreement or other such agreements and the terms of such transactions. Stockholder Representative hereby accepts such appointment. Stockholder Representative may take any and all actions that it believes are reasonably necessary or appropriate under this Agreement and the Ancillary Documents, including interpreting all of the terms and provisions of this Agreement and the Ancillary Documents. Each Stockholder acknowledges and agrees that Stockholder Representative, pursuant to this Agreement, has the exclusive authority to act on his, her or its behalf in connection with this Agreement, the Ancillary Documents and other transaction documents and related

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matters, including (i) authorization of payments to be made by any Stockholder or Stockholder Representative under this Agreement or any Ancillary Document, (ii) directing the distribution of all payments and amounts to any Stockholder, (iii) the giving and receiving of notices to be given or received by any Stockholder, (iv) the right to resolve, settle, defend, or dispute any claims made by Buyer under this Agreement or any Ancillary Document, including with respect to any adjustments to the Purchase Price pursuant to Section 2.5, or take any actions and exercise such other power, rights and authority as set forth herein, (v) the right to retain legal counsel and to engage accountants with respect to matters regarding this Agreement, any Ancillary Document, and related documents, (vi) the right to waive any condition or provision of this Agreement or any Ancillary Document and to take any other action under this Agreement or any Ancillary Document, including amending this Agreement or any Ancillary Document in any respect, prior to or after the Closing on behalf of such Stockholder, and (vii) taking any and all other actions specified in or contemplated by this Agreement or any Ancillary Document. All decisions and actions by Stockholder Representative permitted by this Agreement shall be binding upon all Stockholders, and no Stockholder shall have any right to object, dissent, protest or otherwise contest the same and all Stockholders agree to be severally and not jointly (in accordance with their Pro Rata Shares) liable therefor. Buyer shall be entitled to deal with and rely conclusively on Stockholder Representative as provided herein as if, and with the same effect as if, Stockholder Representative constituted all of the Stockholders. The Stockholder Representative may resign at any time upon 30 day’s advance written notice. Upon the death or resignation of Stockholder Representative appointed hereby, Stockholders shall appoint a replacement Stockholder Representative who shall possess and assume the rights, powers, duties and obligations of Stockholder Representative with the same effect as though such substitute representative had originally been Stockholder Representative under this Agreement.

(b) Stockholder Representative shall have no duties to the Stockholders or liability to the Stockholders, other than as expressly set forth in this Agreement, with respect to any action taken, omission, decision made or instruction given by Stockholder Representative in connection with this Agreement or any Ancillary Document while acting in good faith and without gross negligence or willful misconduct. The Stockholder Representative shall not be liable for any action or omission pursuant to the advice of counsel. The Stockholders will indemnify, defend and hold harmless the Stockholder Representative from and against any and all Liabilities, forfeitures, and actions (including the fees and expenses of counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively, “Representative Losses”) arising out of or in connection with the Stockholder Representative’s execution and performance of this Agreement and any Ancillary Documents, in each case as such Representative Loss is suffered or incurred; provided, that in the event that any such Representative Loss is finally adjudicated to have been directly caused by the gross negligence or willful misconduct of the Stockholder Representative, the Stockholder Representative will reimburse the Stockholders the amount of such indemnified Representative Loss to the extent attributable to such gross negligence or willful misconduct. If not paid directly to the Stockholder Representative by the Stockholders, any such Representative Losses may be recovered by the Stockholder Representative from (i) the funds in the Stockholder Representative Reserve Fund and (ii) any other funds that become payable to the Stockholders under this Agreement at such time as such amounts would otherwise be distributable to the Stockholders; provided, that while this Section allows the Stockholder Representative to be paid from the aforementioned sources of funds, this does not relieve the Stockholders from their obligation to promptly pay such Representative Losses as they are suffered or incurred, nor does it prevent the Stockholder Representative from seeking any remedies available to it at law or otherwise. In no event will the Stockholder Representative be required to advance its own funds on behalf of the Stockholders or otherwise. Notwithstanding anything in this Agreement to the contrary, any restrictions or limitations on liability or indemnification obligations of, or provisions limiting the recourse against non-parties otherwise applicable to, the Stockholders set forth elsewhere in this Agreement are not intended to be applicable to the indemnities provided to the Stockholder Representative under this Section. The foregoing indemnities will survive the Closing, the resignation or removal of the Stockholder Representative or the termination of this Agreement.

(c) Upon the Closing, $350,000 (the “Stockholder Representative Reserve Fund”) will be wired to the Stockholder Representative pursuant to Section 2.4(a), which will be used for the purposes of paying directly, or reimbursing the Stockholder Representative for, any third party expenses pursuant to this Agreement and the agreements ancillary hereto. The Stockholders will not receive any interest or earnings on the Stockholder Representative Reserve Fund and irrevocably transfer and assign to the Stockholder Representative any ownership right that they may otherwise have had in any such interest or earnings. The Stockholder Representative will not be liable for any loss of principal of the Stockholder Representative Reserve Fund other than as a result of its

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gross negligence or willful misconduct. The Stockholder Representative will hold these funds separate from its corporate funds, will not use these funds for its operating expenses or any other corporate purposes and will not voluntarily make these funds available to its creditors in the event of bankruptcy. As soon as practicable following the completion of the Stockholder Representative’s responsibilities, the Stockholder Representative will deliver any remaining balance of the Stockholder Representative Reserve Fund to the Stockholders. For tax purposes, the Stockholder Representative Reserve Fund will be treated as having been received and voluntarily set aside by the Stockholders at the time of Closing. The parties agree that the Stockholder Representative is not acting as a withholding agent or in any similar capacity in connection with the Stockholder Representative Reserve Fund.

(d) Any action taken by Stockholder Representative pursuant to the authority granted in this Section 11.16 shall be effective and absolutely binding as the action of the Stockholders and Stockholder Representative under this Agreement and the Ancillary Documents.

(e) Buyer shall be entitled to rely, and shall be fully protected in relying, upon any statements furnished to it by, and the actions of, or the failure to act by, Stockholder Representative. Buyer shall not be liable to any Stockholder for any losses sustained by any such Stockholder, arising out of or related to the performance of, or failure to perform by, Stockholder Representative of its obligations set forth in this Agreement, as applicable.

ARTICLE 12
CERTAIN DEFINITIONS

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such Person. For purposes of this definition, “control,” “controlled by” and “under common control with,” as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract or otherwise.

“Ancillary Document” means, with respect to a Person, any document executed and delivered by such Person, in connection with the execution and delivery of this Agreement or Closing, pursuant to the terms of this Agreement (but not including this Agreement).

“Applicable Law” means any applicable provision of any constitution, treaty, statute, law (including the common law), rule, regulation, ordinance, code or order enacted, adopted, issued or promulgated by any Governmental Authority.

“Business Day” means any day, other than a Saturday or Sunday and other than a day that banks in the state of New York are generally authorized or required by Applicable Law to be closed.

“Buyer Certificate of Incorporation” means the Certificate of Incorporation of Buyer, as amended and in effect as of the date of this Agreement.

“Buyer Class F Common Stock” means Buyer’s Class F Common Stock, par value $0.0001 per share.

“Buyer Common Stock” means Buyer’s Class A Common Stock, par value $0.0001 per share.

“Buyer Preferred Stock” means Buyer’s Preferred Stock, par value $0.0001 per share.

“Buyer Public Unit” means the units issued in Buyer’s initial public offering described in the IPO Prospectus consisting of one share of Buyer Common Stock and one Buyer Public Warrant.

“Buyer Public Warrants” means one whole warrant of a type that was included as part of the Buyer Public Units, entitling the holder thereof to purchase one-half share of Buyer Common Stock at a purchase price of $5.75 per share of Buyer Common Stock.

“Buyer Required Stockholder Approvals” means a valid stockholder consent effected pursuant to the DGCL, which remains in full force and effect as of the Closing Date, approving the Buyer Stockholder Approval Matters.

“Buyer Securities” means the Buyer Common Stock, the Buyer Class F Common Stock, the Buyer Preferred Stock, the Buyer Public Units, the Buyer Public Warrants, and the Buyer Private Placement Warrants, collectively.

“Buyer Sponsor” means Legacy Acquisition Sponsor I, LLC.

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“Buyer Transaction Expenses” means all expenses of the Buyer incurred prior to the Closing in connection with the preparation, execution, and consummation of this Agreement, the transactions contemplated hereby to be consummated on or before the Closing Date, and the Closing, including fees and disbursements of attorneys, investment bankers, accountants, and other advisors and service providers (including the HSR filing fee, SEC registration fees, and fees of any proxy solicitation and investment relations firms engaged by Buyer as reasonably necessary to obtain all approvals required to consummate the transactions contemplated by this Agreement), the Deferred Underwriting Amount, termination fees payable to third parties and fees and disbursements of attorneys, investment bankers, accountants, and other advisors and service providers incurred in connection with business combinations previously considered by Buyer but not consummated, to the extent any such expenses have not been paid as of the Closing.

“Cash” means the cash and cash equivalents of the Company (including marketable securities and short term investments), calculated in a manner consistent with the policies and procedures set forth on Schedule 12.1.

“Clayton Act” means the Clayton Antitrust Act of 1914, as amended.

“Closing Net Working Capital” means the Net Working Capital as of 11:59 p.m. on the date immediately prior to the Closing Date.

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stockholders” means holders of Shares of Company Common Stock immediately prior to the First Effective Time.

“Company Common Stock” means the common stock, no par value per share, of the Company.

“Company Intellectual Property” means all Intellectual Property that is owned or purported to be owned by the Company.

“Company IP Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions, and other Contracts, whether written or oral, relating to the Intellectual Property to which the Company is a party, beneficiary, or otherwise bound.

“Company IT Systems” means all software, computer hardware, servers, networks, platforms, peripherals, and similar or related items of automated, computerized, or other information technology (IT) networks and systems (including telecommunications networks and systems for voice, data, and video) owned, leased, licensed, or used (including through cloud-based or other third-party service providers) by the Company.

“Company Plan” means a Plan of which the Company is a Plan Sponsor, or to which the Company otherwise contributes or has contributed, or in which any employee of the Company otherwise participates, other than a Multiemployer Plan.

“Company Preferred Stock” means the preferred stock, no par value per share, of the Company.

“Company Transaction Expenses” means (a) all expenses of the Company and the Stockholders incurred prior to the Closing in connection with the preparation, execution, and consummation of this Agreement, the transactions contemplated hereby to be consummated on or before the Closing Date, and the Closing, including transaction-related bonuses and stock appreciation rights payable to employees of the Company upon Closing (other than as a result of Buyer’s decision to terminate employees at or after Closing) and fees and disbursements of attorneys, investment bankers, accountants, the Stockholder Representative, and other advisors and service providers, payable by the Company (prior to the Closing) and which, in each case, have not been paid as of the Closing and (b) one-half of the filing fees under Section 6.1 and one-half of the SEC registration and New York Stock Exchange listing fees incurred in connection with, or the amount of which are known and will become due solely as a result of, consummation of the transactions contemplated by this Agreement, in an aggregate amount under this clause (b) not to exceed $250,000. Company Transaction Expenses will not include any amounts that are accrued in the calculation of Closing Net Working Capital.

“Contract” means any contract, agreement, license, lease (whether for real estate, a capital lease, an operating lease or other), instrument or note, in each case that creates a legally binding obligation, and in each case whether oral or written.

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“Deferred Underwriting Amount” means the portion of the underwriting discounts and commissions held in the Trust Account, which the IPO Underwriters are entitled to receive upon the Closing in accordance with the Trust Agreement.

“DGCL” means the Delaware General Corporation Law.

“Encumbrance” means any mortgage, pledge, security interest, charge, lien, option or other right to purchase, restriction or reservation or any other encumbrance whatsoever.

“Enforcement Limitation” means any applicable bankruptcy, reorganization, insolvency, moratorium or other similar Applicable Law affecting creditors’ rights generally and principles governing the availability of equitable remedies.

“Environmental Claim” means any written notice alleging potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of or resulting from (a) the presence, or release into the environment, of any material or form of energy at any location, whether or not owned by the Company, or (b) any violation, or alleged violation, of any Environmental Law.

“Environmental Law” means any Applicable Law relating to pollution or protection of the environment or human health, including any Applicable Law relating to any emission, discharge, release or possible release of any pollutant, contaminant, hazardous or toxic material, substance or waste into air, surface water, groundwater or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any pollutant, contaminant or hazardous or toxic material, substance or waste.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, with respect to the Company, any corporation, trade or business which, together with the Company, is a member of a controlled group of corporations or a group of trades or businesses under common control within the meaning of Sections 414(b), (c), (m) or (o) of the Code.

“Federal Trade Commission Act” means the Federal Trade Commission Act of 1914, as amended.

“Founder Shares” means the shares of Buyer Class F Common Stock and Buyer Common Stock held by the Buyer Sponsor.

“Fully Diluted Shares” means the aggregate number of Shares of Company Common Stock outstanding immediately prior to the First Effective Time.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Governmental Authority” means any: (a) nation, state, county, city, district or other similar jurisdiction of any nature; (b) federal, state, local or foreign government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, commission, bureau, instrumentality, department, official, entity, court or tribunal); (d) multi-national organization or body; or (e) body entitled by law to exercise any arbitrative, administrative, executive, judicial, legislative, police, regulatory or Taxing authority or power.

“Hazardous Substance” means any pollutant, contaminant, hazardous substance, hazardous waste or petroleum or fraction thereof, and any other chemical, waste, substance or material listed in or regulated by or identified in any Environmental Law.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Income Tax” means any Tax (other than sales, use, stamp, duty, value-added, business, goods and services, property, transfer, recording, documentary, conveyancing or similar Tax) based upon or measured by gross or net receipts of gross or net income (including any Tax in the nature of minimum taxes, tax preference items and alternative minimum taxes) and including any Liability arising pursuant to the application of Treasury Regulation Section 1.1502-6 or any similar provision of any Applicable Law regarding any Tax.

“Indebtedness” of any Person means, without duplication, any Liability under or for any of the following (excluding any trade payable incurred in the Ordinary Course of Business of such Person): (a) indebtedness for borrowed money (including if guaranteed or for which a Person is otherwise liable or responsible, including an obligation to

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assume indebtedness); (b) obligation evidenced by a note, bond, debenture or similar instrument; (c) any amount that has been called or drawn under a surety bond; (d) swap or hedging Contract; (e) banker acceptance; (f) purchase money mortgage, indenture, deed of trust or other purchase money lien or conditional sale or other title retention agreement; (g) indebtedness secured by any mortgage, indenture or deed of trust upon any asset; or (h) interest, fee or other expense regarding any of the foregoing. Indebtedness will not include any capital or operating leases or, with respect to the Company, any amounts with respect to Net Working Capital or Company Transaction Expenses.

“Intellectual Property” means any and all rights in, arising out of, or associated with any of the following in any jurisdiction throughout the world: (a) issued patents and patent applications (whether provisional or non-provisional), including divisionals, continuations, continuations-in-part, substitutions, reissues, reexaminations, extensions, or restorations of any of the foregoing, and other Governmental Authority-issued indicia of invention ownership (including certificates of invention, petty patents, and patent utility models) (“Patents”); (b) trademarks, service marks, brands, certification marks, logos, trade dress, trade names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing (“Trademarks”); (c) copyrights and works of authorship, whether or not copyrightable, and all registrations, applications for registration, and renewals of any of the foregoing (“Copyrights”); (d) internet domain names and social media account or user names (including “handles”), whether or not Trademarks, all associated web addresses, URLs, websites and web pages, social media sites and pages, and all content and data thereon or relating thereto, whether or not Copyrights; (e) mask works, and all registrations, applications for registration, and renewals thereof; (f) industrial designs, and all Patents, registrations, applications for registration, and renewals thereof; (g) trade secrets, know-how, inventions (whether or not patentable), discoveries, improvements, technology, business and technical information, databases, data compilations and collections, tools, methods, processes, techniques, and other confidential and proprietary information and all rights therein (“Trade Secrets”); (h) Software; (i) rights of publicity; and (j) all other intellectual or industrial property and proprietary rights.

“IPO” means the initial public offering of Buyer Public Units pursuant to the IPO Prospectus.

“IPO Underwriters” means Wells Fargo Securities, LLC, Cantor Fitzgerald & Co., Stifel, Nicolaus & Company, Incorporated, and Loop Capital Markets LLC.

“IRS” means the United States’ Internal Revenue Service.

“Knowledge” has the following meaning: (a) an individual will have “Knowledge” of a particular fact or other matter if such individual is actually consciously aware of such fact or matter; (b) the Company will have “Knowledge” of a particular fact or other matter if Antonino Ciappina, Ajay Roy, or Kailas Agrawal is actually consciously aware of such fact or matter; and (b) a Person, other than an individual or the Company, will have “Knowledge” of a particular fact or other matter if any individual who is serving as a director, officer or trustee (or similar executive or position) of such Person currently has Knowledge, as stated in clause (a), of such fact or other matter.

“Liability” means any existing liability or obligation, including any obligation under any Contract).

“Licensed Intellectual Property” means all Intellectual Property owned by another Person and in which the Company holds any rights or interests granted by other Persons, including Seller or any of its Affiliates.

“Material Adverse Effect” means, with respect to a Person, any event or condition that, individually or in the aggregate, has had or is reasonably likely to have a materially adverse effect on the business of the Person, except that none of the following will be deemed to constitute, and none of the following will be taken into account in determining the occurrence (or possible occurrence) of a Material Adverse Effect: (a) the reaction (including subsequent actions) of any Person not a party to any transaction contemplated herein resulting from the public announcement of this Agreement, any transaction contemplated herein or otherwise; (b) any event or condition generally affecting any of the industries in which the Person operates, the United States economy as a whole or any foreign economy in any location where, or with respect to which, the Person has material operations, or financial, banking, or securities markets in general; (c) any national or international political or social event or condition, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States or any of its territories, possessions or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States; (d) compliance with any term of, or the taking of any action required by, this Agreement; (e) any change in GAAP or other accounting requirement or principle or any change in Applicable Law or the interpretation thereof or effect resulting therefrom; (f) any action required to be taken under any Contract or Applicable Law; (g) the fact that the Person failed to meet its internal budgets, plans or forecasts,

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including regarding earnings, revenue or other financial performance measures (it being understood that the facts giving rise to such failure may be taken into account in determining whether there has been a Material Adverse Effect); or (h) any adverse event or condition regarding the Person that is, in all material respects, cured or otherwise mitigated before the earlier of (i) the Closing Date and (ii) the date on which this Agreement is terminated pursuant to Section 9.3; except, with respect to clauses (b), (c) and (e), to the extent (and only to the extent) that the Person is disproportionately impacted by such events in comparison to other Persons in the industry in which it operates.

“Multiemployer Plan” has the meaning given in Section 3(37) of ERISA.

“Net Working Capital” means the amount of (a) all current assets of the Company (consisting of Cash, accounts receivable, inventory, prepaid expenses, advances, outstanding claims receivables, deferred Tax assets, and advance Taxes paid) minus (b) all current liabilities of the Company (consisting of accounts payable, credit card payables, and other current liabilities), in each case as of 12:01 a.m. Eastern on the date of the First Effective Time, which calculations will be made in accordance with the categories of current assets and current liabilities, and the policies and procedures, set forth on Schedule 12.1. Net Working Capital will not include any amounts with respect to Closing Indebtedness, or Company Transaction Expenses.

“Net Working Capital Target” means negative Eleven Million Five Hundred Thousand Dollars (-$11,500,000).

“Offering Shares” has the meaning set forth in the Buyer Certificate of Incorporation.

“Order” means any order, writ, injunction, decree, judgment, award or determination of or from any Governmental Authority or similar binding decision of any arbitration (or similar Proceeding).

“Ordinary Course of Business” means any action (which includes, for this definition, any failure to take action), condition, circumstance or status of or regarding a Person that is: (a) consistent with the past practices of such Person and is taken or exists in the ordinary course of the normal operations of such Person; or (b) similar in nature and magnitude to actions customarily taken or not taken by such Person.

“Organizational Document” means, for any Person (in all cases, as amended through the date of this Agreement and as may be amended subsequently as expressly contemplated by this Agreement): (a) the articles or certificate of incorporation, formation or organization (as applicable) and the by-laws or similar governing document of such Person; or (b) any limited liability company agreement, partnership agreement, operating agreement, Stockholder agreement, voting agreement, voting trust agreement or similar document of or regarding such Person.

“Party” means the Company, each Stockholder, or Buyer.

“Permit” means any license or permit from, or registration with, a Governmental Authority.

“Permitted Encumbrance” means any: (a) Encumbrance for any Tax, assessment or other governmental charge that is not yet due and payable; (b) Encumbrance arising under any original purchase price conditional sales contract or equipment lease entered into in the Ordinary Course of Business which are not, individually or in the aggregate, material to the business of the Company; (c) easement, covenant, condition or restriction of record which are not, individually or in the aggregate, material to the business of the Company; (d) easement, covenant, condition or restriction not of record which are not, individually or in the aggregate, material to the business of the Company and as to which no material violation or encroachment exists or, if such violation or encroachment exists, as to which the cure of such violation or encroachment would not materially interfere with the conduct of the business of the Company; (e) zoning or other governmentally established Encumbrance which are not, individually or in the aggregate, material to the business of the Company; (f) pledge or deposit to secure any obligation under any workers or unemployment compensation law or to secure any other public or statutory obligation; (g) mechanic’s, materialmen’s, landlord’s, carrier’s, supplier’s or vendor’s lien or similar Encumbrance arising or incurred in the Ordinary Course of Business of the applicable Person that secures any amount that is not overdue for a period of more than 90 days or that are being contested in good faith through (if then appropriate) appropriate proceedings; or (h) railroad trackage agreement, utility, slope or drainage easement, right-of-way easement or lease which are of record and which are not, individually or in the aggregate, material to the business of the Company.

“Person” means any individual, partnership, corporation, limited liability company, association, joint stock company, trustee or trust, joint venture, unincorporated organization or any other business entity or association or any Governmental Authority.

Annex B-59

“Plan” means an “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) and any other employee benefit plan, program, agreement or arrangement of any kind, including any: stock option or ownership plan; stock appreciation rights plan; stock purchase plan; phantom stock plan; executive compensation plan; bonus, incentive compensation, deferred compensation or profit-sharing plan; or arrangement regarding any vacation, holiday, sick leave, fringe benefit, educational assistance, pre-Tax premium or flexible spending account plan or life insurance.

“Post-Closing Buyer Board” means Buyer’s Board of Directors immediately after the Closing.

“Post-Closing Buyer Directors” means the following Persons: Edwin Rigaud, Darryl McCall, Richard White, and four additional directors designated by the Company, such that a majority of the Post-Closing Buyer Directors shall qualify as independent under the rules of the NYSE (or such other nationally recognized stock exchange on which shares of Buyer Common Stock are then listed).

“Pre-Closing Tax Period” means (a) any Tax period ending the day prior to the Closing Date and (b) with respect to a Straddle Period, any portion thereof ending on the day prior to the Closing Date.

“Proceeding” means any action, arbitration, audit, investigation, litigation, proceeding, or suit (whether civil, criminal or administrative), in each case that is commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or arbitrator.

“Redeemed Share” means an Offering Share that has been redeemed prior to the Reference Time pursuant to the Redemption Rights (as defined in the Buyer Certificate of Incorporation) and Article IX of the Buyer Certificate of Incorporation.

“Redemption Percentage” means, as of the Reference Time, the percentage of the Offering Shares outstanding as of the date of this Agreement that have become Redeemed Shares.

“Reference Time” means immediately prior to the Closing on the Closing Date (but without giving effect to the transactions contemplated by this Agreement, including any payments by Buyer hereunder to occur as of the Closing).

“Representatives” means, as to any Person, such Person’s Affiliates and the respective managers, directors, officers, employees, independent contractors, consultants, advisors (including financial advisors, counsel and accountants), agents and other legal representatives of such Person or its Affiliates.

“Requisite Stockholders” means the affirmative vote or consent required to approve the transactions contemplated by this Agreement under the Company Organizational Documents and Stockholders Agreement.

“Required Buyer Stockholder Approval” means the consents meeting the requirements of the DGCL representing a sufficient number of shares to obtain the approval of the Buyer Stockholder Approval Matters by the requisite vote of Buyer’s stockholders in accordance with the DGCL.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Documents” means, with respect to any Person, each report, schedule, form, statement, registration statement, prospectus or other document filed or required to be filed or furnished with the SEC by such Person under the Securities Act or Exchange Act, together with any amendments, restatements or supplements thereto.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means all of the outstanding shares of capital stock of the Company.

“Sherman Act” means the Sherman Antitrust Act of 1890, as amended.

“Software” means any and all computer software and code, including all new versions, updates, revisions, improvements, and modifications thereof, whether in source code, object code, or executable code format, including systems software, application software (including mobile apps), firmware, middleware, programming tools, scripts, routines, interfaces, libraries, and databases, and all related specifications and documentation, including developer notes, comments and annotations, user manuals, and training materials relating to any of the foregoing.

“Stockholder” means a holder of Shares.

Annex B-60

“Stockholders Agreement” means the Stockholders Agreement, dated July 17, 2015, the Investor Rights Agreement, dated July 17, 2015, and any voting agreement, voting trust agreement, or similar document of or regarding the Company as of the date of this Agreement.

“Stockholder Litigation” means the Proceeding in the Superior Court of New Jersey, Chancery Division, Monmouth County, Docket No. MON-C-45-18.

“Stockholder Support Agreement” means that certain Stockholder Support Agreement entered into on the date hereof among Buyer and the holder of the Company Preferred Stock and a majority of the Company Common Stock.

“Straddle Period” means any taxable period beginning on or before and ending after the Closing Date.

“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or other interests, having by their terms ordinary voting power to elect a majority of the board of directors of such other Person (or others performing similar functions with respect to such other Person or to otherwise control such Person as the managing member, general partner, or similar position), is directly or indirectly owned or controlled by such first Person or by any one or more of such first Person’s Subsidiaries.

“Tax” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, fine, penalty or similar addition thereto, whether disputed or not.

“Tax Return” means any return, declaration, report, filing, claim for refund or information return or statement relating to any Tax, including any schedule or attachment thereto and including any amendment thereof.

“Threatened” means, with respect to any matter, that a demand, notice or statement has been made or given, in writing, that states that such matter is being or will be asserted, commenced, taken or otherwise pursued.

“Transfer” means, with respect to any Buyer Common Stock that is Closing Share Consideration or that is delivered to a Common Stockholder upon settlement of upon the final determination of the Aggregate Purchase Price pursuant to Section 2.5, (a) the sale of, offer to sell, Contract to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder with respect to such security, (b) the entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any such security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) the public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Treasury Regulations” means the United States Treasury regulations issued pursuant to the Code.

“Trust Account” means the trust account established by Buyer with the proceeds of the IPO pursuant to the Trust Agreement in accordance with the IPO Prospectus.

“Trust Agreement” means that certain Investment Management Trust Agreement, effective as of November 16, 2017, by and between Legacy Acquisition Corp. and Continental Stock Transfer & Trust Company, as amended by Amendment No. 1 to Investment Management Trust Agreement, dated as of October 22, 2019, and Amendment No. 2 to Investment Management Trust Agreement, dated as of May 18, 2020.

“VWAP” means the volume weighted average per share price for the Buyer Common Stock on the New York Stock Exchange (or if the Buyer Common Stock is not then listed on the New York Stock Exchange, then on such other stock exchange or market on which such shares are then listed) from 9:30 a.m. to 4:00 p.m. Eastern Time for any 20-day trading period, as reported by Bloomberg Financial Markets.

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended.

*        *        *        *        *

[Signature Page Follows]

Annex B-61

Execution Version

IN WITNESS WHEREOF, each Party has executed this Business Combination Agreement effective as of the date first written above.

BUYER:
LEGACY ACQUISITION CORP.

By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Its:	Chief Executive Officer

MERGER SUB:
EXCEL MERGER SUB I, INC.

By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Its:	Chairman and Chief Executive Officer

MERGER SUB 2:
EXCEL MERGER SUB II, LLC

By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Its:	Chairman and Chief Executive Officer

Annex B-62

COMPANY:
ONYX ENTERPRISES INT’L CORP.

By:	/s/ Antonino Ciappina
Name:	Antonino Ciappina
Its:	Interim General Manager

Annex B-63

STOCKHOLDER REPRESENTATIVE:
SHAREHOLDER REPRESENTATIVE SERVICES LLC, solely in its capacity as the Stockholder Representative

By:	/s/ Kimberley Angilly
Name:	Kimberley Angilly
Its:	Director

Annex B-64

Annex C

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PARTS ID, INC.

[•], 2020

Legacy Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The original name of the Corporation is “Legacy Acquisition Corp.”.

2. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 15, 2016 (the “Original Certificate”).

3. An amended and restated certificate of incorporation, which restated and further amended the provisions of the Original Certificate, was filed with the Secretary of State of the State of Delaware on November 16, 2017, which was corrected pursuant to a corrected amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on November 20, 2017, which was amended pursuant to that Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 22, 2019, which was further amended pursuant to that Second Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 18, 2020, and which was further amended pursuant to that Third Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on September 4, 2020 (as amended, the “Amended and Restated Certificate”).

4. Pursuant to this Second Amended and Restated Certificate of Incorporation (this “Second Amended and Restated Certificate”), the Corporation will, amongst other things, change its name to PARTS iD, Inc.

5. This Second Amended and Restated Certificate, which both restates and amends the provisions of the Amended and Restated Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

6. This Second Amended and Restated Certificate shall become effective on the date of filing with Secretary of State of Delaware.

7. The text of the Amended and Restated Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I
NAME

The name of the corporation is PARTS iD, Inc. (the “Corporation”).

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Corporation and one or more businesses (a “Business Combination”).

ARTICLE III
REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Delaware 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.

Annex C-1

ARTICLE IV
CAPITALIZATION

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 111,000,000 shares, consisting of (a) 110,000,000 shares of common stock (the “Common Stock”), including (i) 100,000,000 shares of Class A Common Stock (the “Class A Common Stock”), and (ii) 10,000,000 shares of Class F Common Stock (the “Class F Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).

Section 4.2 Preferred Stock. Subject to Article IX of this Second Amended and Restated Certificate, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3 Common Stock.

(a) Voting.

(i) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the shares of Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders of the Corporation on which the holders of the shares of Common Stock are entitled to vote.

(iii) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class F Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled exclusively, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

(b) Class F Common Stock.

(i) Shares of Class F Common Stock shall automatically convert into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) upon the closing of the Business Combination.

(ii) Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class A Common Stock, or Equity-linked Securities (as defined below), are issued or deemed issued in excess of the amounts sold in the Corporation’s initial public offering of securities (the “Offering”) and related to the closing of the initial Business Combination, all issued and outstanding shares of Class F Common Stock shall automatically convert into shares of Class A Common Stock at the time of the closing of the initial Business Combination at a ratio for which:

•        the numerator shall be equal to the sum of (A) 25% of all shares of Class A Common Stock issued or issuable (upon the conversion or exercise of any Equity-linked Securities or otherwise) by the Corporation, related to or in connection with the consummation of the initial Business Combination (excluding any

Annex C-2

securities issued or issuable to any seller in the initial Business Combination and any securities issued to the Sponsor (defined below) or affiliates of the Corporation upon conversion of working capital loans made to the Corporation) plus (B) the number of shares of Class F Common Stock issued and outstanding prior to the closing of the initial Business Combination; and

•        the denominator shall be the number of shares of Class F Common Stock issued and outstanding prior to the closing of the initial Business Combination.

As used herein, the term “Equity-linked Securities” means any equity or debt securities of the Corporation which are convertible into or exchangeable or exercisable for Common Stock issued in a financing.

Notwithstanding anything to the contrary contained herein, (i) the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional shares of Class A Common Stock or Equity-linked Securities by the written consent or agreement of holders of a majority of the shares of Class F Common Stock then outstanding consenting or agreeing separately as a single class in the manner provided in Section 4.3(b)(iii), and (ii) in no event shall the Class F Common Stock convert into Class A Common Stock at a ratio that is less than one-for-one.

The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Second Amended and Restated Certificate without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class F Common Stock.

Each share of Class F Common Stock shall convert into its pro rata number of shares of Class A Common Stock pursuant to this Section 4.3(b). The pro rata share for each holder of Class F Common Stock will be determined as follows: Each share of Class F Common Stock shall convert into such number of shares of Class A Common Stock as is equal to the product of one (1) multiplied by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock into which all of the issued and outstanding shares of Class F Common Stock shall be converted pursuant to this Section 4.3(b) and the denominator of which shall be the total number of issued and outstanding shares of Class F Common Stock at the time of conversion.

(iii) Voting. Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class F Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class F Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Second Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class F Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class F Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class F Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class F Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class F Common Stock shall, to the extent required by law, be given to those holders of Class F Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class F Common Stock to take the action were delivered to the Corporation.

(c) Dividends. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

Annex C-3

(d) Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock (on an as converted basis with respect to the Class F Common Stock) held by them.

Section 4.4 Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

ARTICLE V
BOARD OF DIRECTORS

Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Second Amended and Restated Certificate or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Second Amended and Restated Certificate, and any Bylaws adopted by the stockholders of the Corporation; provided, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.

(b) Subject to Section 5.5 hereof, the Board shall be divided into two classes, as nearly equal in number as possible and designated Class I and Class II. The Board is authorized to assign members of the Board already in office to Class I or Class II. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate and the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate, each of the successors elected to replace the class of directors whose term expires at that annual meeting shall be elected for a two-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5 hereof, if the number of directors that constitutes the Board is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the Board shorten the term of any incumbent director. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Second Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL. The Class I directors shall be [•], [•], and [•], with their successors to be elected and appointed at the annual meeting of the stockholders of the Corporation for the year ended 2020. The Class II directors shall be [•], [•], [•], and [•], with their successors to be elected and appointed at the annual meeting of the stockholders of the Corporation for the year ended 2021.

(c) Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Annex C-4

(d) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors (prior to consummation of the Corporation’s initial Business Combination).

Section 5.3 Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4 Removal. Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5 Preferred Stock – Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws by the affirmative vote of a majority of the total number of directors present at a regular or special meeting of the Board at which there is a quorum or by unanimous written consent. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Second Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders of the Corporation to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII
SPECIAL MEETINGS OF STOCKHOLDERS

Section 7.1 Special Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders of the Corporation to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders of the Corporation may not be called by another person or persons.

Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3 Prohibition on Actions by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.

Annex C-5

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless a director violated its duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from its actions as a director. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2 Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Second Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

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ARTICLE IX
BUSINESS COMBINATION REQUIREMENTS; EXISTENCE

Section 9.1 General.

(a) The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Second Amended and Restated Certificate and terminating upon the consummation of the Corporation’s initial Business Combination and no amendment to this Article IX shall be effective prior to the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on October 25, 2017, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest of up to $750,000 per annum to fund working capital requirements and to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by November 20, 2020 and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Second Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of Legacy Acquisition Sponsor I LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

Section 9.2 Redemption Rights.

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares to the extent that such redemption would result in the Corporation’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) in excess of $5 million or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination upon consummation of the initial Business Combination (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

(b) If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (or any successor rules or regulations) and filing proxy materials with the Securities and Exchange Commission (the “SEC”), the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders for their approval for business or

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other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation of up to $750,000 per annum to fund working capital requirements and pay its taxes, by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights shall be equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation of up to $750,000 per annum to fund working capital requirements and pay its taxes, by (b) the total number of then outstanding Offering Shares.

(c) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than an aggregate of 15% of the Offering Shares without the prior consent of the Corporation.

(d) In the event that the Corporation has not consummated an initial Business Combination by November 20, 2020, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation of up to $750,000 per annum to fund working capital requirements and pay its taxes (less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject, in each case, to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Redemption Limitation is not exceeded.

(f) If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.

Section 9.3 Distributions from the Trust Account.

(a) A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Sections 9.2(a), 9.2(b), 9.2(d) or 9.7 hereof. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.

(b) Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.

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(c) The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer or proxy materials sent to the Public Stockholders relating to the proposed initial Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.

Section 9.4 Share Issuances. Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote on any initial Business Combination, on any pre-Business Combination activity or on any amendment to this Article IX

Section 9.5 Transactions with Affiliates. In the event the Corporation enters into an initial Business Combination with a target business that is affiliated with the Sponsor, or the directors or officers of the Corporation, the Corporation, or a committee of the independent directors of the Corporation, shall obtain an opinion from an independent accounting firm or an independent investment banking firm or another independent firm that commonly renders valuation opinions for the type of company the Corporation is seeking to acquire that such Business Combination is fair to the Corporation from a financial point of view.

Section 9.6 No Transactions with Other Blank Check Companies. The Corporation shall not enter into an initial Business Combination with another blank check company or a similar company with nominal operations.

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Article IX, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation of up to $750,000 to fund working capital requirements and pay its taxes, divided by the number of then outstanding Offering Shares, provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

ARTICLE X
CORPORATE OPPORTUNITY

To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation only with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue, and to the extent the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

ARTICLE XI
AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX of this Second Amended and Restated Certificate may be amended only as provided therein.

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ARTICLE XII
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS

Section 12.1 Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Second Amended and Restated Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction.

Section 12.2 Consent to Jurisdiction. If any action the subject matter of which is within the scope of Section 12.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1 immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

ARTICLE XIII
SEVERABILITY

If any provision or provisions (or any part thereof) of this Second Amended and Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Second Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Second Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby, and (ii) the provisions of this Second Amended and Restated (including, without limitation, each portion of any paragraph of this Second Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their faith service or for the benefit of the Corporation to the fullest extent permitted by law.

IN WITNESS WHEREOF, Legacy Acquisition Corp. has caused this Second Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

[Signature Page to Second Amended and Restated Certificate of Incorporation]

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IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be duly executed on the date first set forth above.

PARTS iD, Inc.

By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Title:	Chairman and Chief Executive Officer

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Annex D

AMENDED AND restated

Bylaws

Of

Parts iD, Inc.

(the “Corporation”)

Effective: [•], 2020

ARTICLE I
OFFICES

Section 1.1.     REGISTERED OFFICE. The Corporation shall maintain a registered office and registered agent within the State of Delaware at such place within such State as may be designated from time to time by the Board of Directors of the Corporation.

Section 1.2.     OTHER OFFICES. The Corporation may also have offices in such other places, either within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the Corporation may from time to time require.

ARTICLE II
STOCKHOLDERS

Section 2.1.     MEETINGS OF STOCKHOLDERS.

(a)     ANNUAL MEETINGS. Annual meetings of the stockholders, at which they shall elect members of the board of directors and transact such other business as may properly come before the meeting, shall be held on such date and at such time as the board of directors may designate.

(b)     SPECIAL MEETINGS. Except as otherwise required by law, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by the Board of Directors, the Chairman of the Board or the Chief Executive Officer of the Corporation. Special meetings of the stockholders may not be called by any other person or persons.

(c)     PLACE OF MEETINGS. Meetings of the stockholders shall be held at such place, either within or without the State of Delaware, or solely by means of remote communication, as the board of directors shall determine.

(d)     NOTICE OF MEETING. Notice, stating the place, if any, day and time of the meeting, and the means of remote communication, if any, shall be delivered by the Corporation not less than ten days nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting. Notice of a special meeting shall also state the purpose or purposes for which the meeting has been called. Without limiting the manner by which notice may otherwise be given, notice may be given by a form of electronic transmission that satisfies the requirements of the Delaware General Corporation Law. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his or her address as it appears in the Corporation’s records. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with ARTICLE VIII of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and any special meeting of the stockholders may be cancelled, by resolution of the board of directors upon public notice given prior to the date previously scheduled for such meeting of stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting (or any supplement thereto).

(e)     CHAIR OF STOCKHOLDERS MEETING. The Chair of the Board, or in the Chair’s absence, a Vice Chair, or in the absence of any Vice Chair, the Chief Executive Officer, or in the absence of the Chief Executive Officer, the Secretary, or in the absence of the Secretary, a chair chosen by a majority of the directors present, shall act as chair of the meetings of the stockholders.

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Section 2.2.     QUORUM OF STOCKHOLDERS; ADJOURNMENT; REQUIRED VOTE; PROXIES.

(a)     QUORUM OF STOCKHOLDERS; ADJOURNMENT. Except as otherwise provided by law, by the Second Amended and Restated Certificate of Incorporation of the Corporation, as may be amended from time to time (the “Certificate of Incorporation”), or by these Bylaws, the holders of a majority of the voting power of the shares of stock of the Corporation issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series issued and outstanding and entitled to vote shall constitute a quorum of such class or series for the transaction of such business. The chair of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given, except that notice of the adjourned meeting shall be required if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

(b)     REQUIRED VOTE. Except as is otherwise required by law, the Certificate of Incorporation or these Bylaws, each holder of record of shares of stock of the Corporation having voting powers shall be entitled, at each meeting of the stockholders, to one vote for every share of such stock standing in his or her name on the record of stockholders of the Corporation and, if a quorum is present and unless otherwise required by the Certificate of Incorporation, the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, except with respect to the election of directors. Election of directors at all meetings of the stockholders at which directors are to be elected shall, subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, be elected by a plurality of the votes cast.

(c)     PROXIES. Each stockholder of record entitled to vote at any meeting may do so in person or by proxy authorized by an instrument in writing or in such other manner or form, such as electronic transmission, permitted by the Delaware General Corporation Law, by such stockholder or his or her duly authorized attorney in fact.

Section 2.3.     LIST OF STOCKHOLDERS. At least ten days before each meeting of stockholders, the Secretary or agent having charge of the stock transfer book shall make a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, with the address of each and the number of shares held by each. Such list shall be subject to inspection by any stockholder for a period of ten days prior to such meeting, for any purpose related to the meeting, at the principal office of the Corporation at any time during usual business hours or on a reasonably accessible electronic network. Such list shall be produced and kept open at the time and place of meeting, or if the meeting is to be held solely by means of remote communication then on a reasonably accessible electronic network, and shall be subject to the inspection of any stockholder during the whole time of the meeting.

Section 2.4.     NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

(a)     ANNUAL MEETINGS OF STOCKHOLDERS.

(1)     Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation’s notice of meeting, (B) by or at the direction of the board of directors, or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 2.4, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.4.

(2)     For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(1) of this Section 2.4, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the

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90th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the public announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice must set forth:

(A)     as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) information relating to any agreement, arrangement or understanding, including a voting commitment, or any relationship, including financial transactions and compensation, between such person and the stockholder or any Stockholder Associated Person (as defined in Section 2.4(c)(2) below); provided, that the Corporation may also require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director;

(B)     as to any business, other than the nomination of a director or directors, that the stockholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and any Stockholder Associated Person in such business, (ii) a description of all agreements, arrangements and understandings between such stockholder and any Stockholder Associated Person and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, and (iii) if the proposal or business is to be included in the Corporation’s proxy statement, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment); and

(C)     as to the stockholder giving the notice and any Stockholder Associated Person, (i) the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the name and address, if different, of such Stockholder Associated Person, (ii) the class, series and number of all shares of stock of the Corporation which are held of record or are beneficially owned by such stockholder and by such Stockholder Associated Person, (iii) the nominee holder for, and the number of, shares owned beneficially but not of record by such stockholder and by such Stockholder Associated Person, (iv) any derivative position, including without limitation any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, directly or indirectly held or beneficially held by such stockholder and such Stockholder Associated Person, and whether and the extent to which any hedging, equity swap or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or interest or any borrowing or lending of shares of stock) has been made by, such stockholder or such Stockholder Associated Person with respect to any shares of stock of the Corporation, or whether such stockholder or Stockholder Associated Person has an economic interest in the Corporation not reported as record or beneficial ownership, (v) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or Stockholder Associated Person has a right to vote any shares of stock of the Corporation, (vi) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder or Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (vii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or through a qualified representative at the meeting to propose such nomination or business, and (viii) a representation whether such stockholder or Stockholder Associated Person intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee or to approve or adopt the proposal and/or (y) otherwise to solicit proxies from stockholders in support of such nomination or proposal, and the information called for by this paragraph (2)(C) shall be supplemented by such stockholder and Stockholder Associated Person not later than 10 days after the record date for the meeting to disclose such information as of the record date.

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(3)     Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 2.4 to the contrary, in the event that the number of directors to be elected to the board of directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased board of directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.4shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b)     SPECIAL MEETINGS OF STOCKHOLDERS. The business to be transacted at any special meeting shall be limited to the purposes stated in the notice of such meetings. Subject to the Certificate of Incorporation, nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.4 and is a shareholder of record at the time of the special meeting, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.4. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this Section 2.4 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the public announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c)     GENERAL.

(1)     Only such persons who are nominated in accordance with the procedures set forth in this Section 2.4 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.4. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chair of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.4 and, if any proposed nomination or business is not in compliance with this Section 2.4, to declare that such defective nomination or proposal shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.4, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposal, such nomination or proposed business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(2)     For purposes of this Bylaw, (A) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; and (B) “Stockholder Associated Person” of any stockholder shall mean (i) any person or entity controlling, controlled by or under common control with, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder, and (iii) any person or entity controlling, controlled by or under common control with a Stockholder Associated Person as defined in the foregoing clauses (B)(i) or (B)(ii).

(3)     Notwithstanding the foregoing provisions of this Section 2.4, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

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Section 2.5.     INSPECTORS OF ELECTIONS. The board of directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

ARTICLE III
BOARD OF DIRECTORS

Section 3.1.     GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of the board of directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the board of directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

Section 3.2.     NUMBER. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances and subject to the terms and conditions of the Certificate of Incorporation, the number of directors of the Corporation shall be fixed, and may be increased or decreased from time to time, exclusively by the board of directors; provided, however, that no decrease in the number comprising the entire board made pursuant to this Section 3.2 shall shorten the term of any incumbent director. As provided by the Certificate of Incorporation, the directors shall be divided into two classes and the number of directors in each such class shall be as set forth therein. Unless otherwise provided by the Certificate of Incorporation, successors to each class of directors shall be elected for a two-year term at the annual meeting for the year in which the term of such class of directors expires and each such director elected shall hold office for a term continuing until the annual meeting held in the third year following the year of his or her election and until his or her successor is duly elected and qualified or until his or her resignation, death or removal; provided, that in the event of failure to hold such an annual meeting or to hold such election at such meeting, the election of directors may be held at any special meeting of the stockholders called for that purpose.

Section 3.3.     SPECIAL MEETINGS. Special meetings of the board of directors may be called by the Chair of the Board, the Chief Executive Officer or the board of directors. The person or persons authorized to call special meetings of the board of directors may fix the place and time of the meetings. Notice of any special meeting shall be given to each director and shall state the time and place for the special meeting.

Section 3.4.     NOTICE. If notice of a board of directors’ meeting is required to be given, notice of shall be given to each director at his or her business or residence in writing by hand delivery, first-class or overnight mail or courier service, electronic transmission (including, without limitation, via facsimile transmission or electronic mail), or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, no later than the third business day preceding the date of such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least twenty-four hours before such meeting. If by electronic transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least 12 hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least 12 hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Article IX of these Bylaws. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Article VIII of these Bylaws.

Section 3.5.     QUORUM. Subject to Section 3.8 of these Bylaws and except as may be otherwise specifically provided by law or the Certificate of Incorporation, a majority of the board of directors then in office shall constitute a quorum for the transaction of business, but if at any meeting of the board of directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by law or the Certificate of Incorporation. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

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Section 3.6.     USE OF COMMUNICATIONS EQUIPMENT. Directors may participate in a meeting of the board of directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.7.     ACTION BY CONSENT OF THE BOARD OF DIRECTORS. Any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

Section 3.8.     VACANCIES. Subject to applicable law, the Certificate of Incorporation, and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the board of directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the board of directors, or by the sole remaining director, and each director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which he or she has been elected expires and until such director’s successor shall have been duly elected and qualified.

Section 3.9.     COMMITTEES.

The board of directors may designate one or more committees, each of which shall consist of one or more directors. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

Any committee shall, to the extent provided in a resolution of the board of directors and subject to the limitations contained in the Delaware General Corporation Law, have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation. Each committee shall keep such records and report to the board of directors in such manner as the board of directors may from time to time determine. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business. Except as provided in the next sentence, and unless otherwise provided in a resolution of the board of directors or in rules adopted by the committee, each committee shall conduct its business as nearly as possible in the same manner as provided in these Bylaws for the board of directors. A majority of the members of a committee shall constitute a quorum, and the act of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of the committee.

The board of directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. The term of office of the members of each committee shall be as fixed from time to time by the board of directors; provided, however, that any committee member who ceases to be a member of the board of directors shall automatically cease to be a committee member.

Nothing herein shall be deemed to prevent the board of directors from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the board of directors.

ARTICLE IV
BOOKS AND RECORDS

The board of directors shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation. Unless otherwise required by the laws of Delaware, the books and records of the Corporation may be kept at the principal office of the Corporation, or at any other place or places inside or outside the State of Delaware.

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ARTICLE V
OFFICERS

Section 5.1.     OFFICERS; ELECTION OR APPOINTMENT. The board of directors shall take such action as may be necessary from time to time to ensure that the Corporation has such officers as are necessary, under Section 6.1 of these Bylaws and the Delaware General Corporation Law as currently in effect or as the same may hereafter be amended, to enable it to sign stock certificates. In addition, the board of directors at any time and from time to time may elect (a) one or more Chair of the Board and/or one or more Vice Chairs of the Board, (b) one or more Chief Executive Officers, one or more Presidents and/or one or more Chief Operating Officers, (c) one or more Vice Presidents, one or more Treasurers and/or one or more Secretaries and/or (d) one or more other officers, in each case if and to the extent the board of directors deems desirable. The board of directors may give any officer such further designations or alternate titles as it considers desirable. In addition, the board of directors at any time and from time to time may authorize the Chair of the Board or the Chief Executive Officer of the Corporation to appoint one or more officers of the kind described in clauses (c) and (d) above. Any number of offices may be held by the same person and directors may hold any office unless the Certificate of Incorporation or these Bylaws otherwise provide.

Section 5.2.     TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES. Unless otherwise provided in the resolution of the board of directors electing or authorizing the appointment of any officer, each officer shall hold office until his or her successor is elected or appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the board of directors or to such person or persons as the board of directors may designate. Such resignation shall take effect at the time specified therein or, if not so specified, upon receipt, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The board of directors may remove any officer with or without cause at any time. The Chair of the Board or the Chief Executive Officer authorized by the board of directors to appoint a person to hold an office of the Corporation may also remove such person from such office with or without cause at any time, unless otherwise provided in the resolution of the Board providing such authorization. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the board of directors at any regular or special meeting or by the Chair of the Board or the Chief Executive Officer authorized by the board of directors to appoint a person to hold such office.

Section 5.3.     POWERS AND DUTIES. The officers of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in these Bylaws or in a resolution of the board of directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the board of directors. A Secretary or such other officer appointed to do so by the board of directors shall have the duty to record the proceedings of the meetings of the stockholders, the board of directors and any committees in a book to be kept for that purpose.

ARTICLE VI
STOCK

Section 6.1.     STOCK CERTIFICATES. The shares of the Corporation may be either in certificated or in uncertificated form. If shares are issued in uncertificated form, each stockholder shall be entitled upon written request to a stock certificate or certificates duly numbered, certifying the number and class of shares in the Corporation owned by him and otherwise as specified in this Section 6.1. Each certificate for shares of stock shall be in such form as may be prescribed by the board of directors and shall be signed in the name of the Corporation by (a) the Chair of the Board, the Chief Executive Officer, the President or a Vice President, and (b) by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. Each certificate will include any legends required by law or deemed necessary or advisable by the board of directors.

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Section 6.2.     LOST, STOLEN OR DESTROYED CERTIFICATES. The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation and/or the board of directors may require the owner of such lost, stolen or destroyed certificate, or his or her legal representatives, to make an affidavit of that fact and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or issuance of any such new certificate or uncertificated shares. Anything herein to the contrary notwithstanding, the board of directors, in its absolute discretion, may refuse to issue any such new certificate or uncertificated shares, except pursuant to legal proceedings under the laws of the State of Delaware.

Section 6.3.     TRANSFERS OF STOCK. The shares of the stock of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by his or her attorney upon surrender for cancellation of a certificate or certificates for at least the same number of shares, or other evidence of ownership if no certificates shall have been issued, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the validity and authenticity of the signature as the Corporation or its agents may reasonably require.

Section 6.4.     REGISTERED STOCKHOLDERS. The shares of the stock of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by his or her attorney upon surrender for cancellation of a certificate or certificates for at least the same number of shares, or other evidence of ownership if no certificates shall have been issued, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the validity and authenticity of the signature as the Corporation or its agents may reasonably require.

Section 6.5.     REGULATIONS. Except as otherwise provided by law, the board of directors may make such additional rules and regulations, not inconsistent with the Bylaws, as it may deem expedient concerning the issue, transfer and registration of the securities of the Corporation. The board of directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars and may require all certificates for shares of capital stock to bear the signature or signatures of any of them.

Section 6.6.     RECORD DATE. For the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitlements to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date. Such date shall not be more than 60 nor less than ten days before the date of any such meeting, nor more than 60 days prior to any other action.

ARTICLE VII
DEPOSITARIES AND CHECKS

Depositaries of the funds of the Corporation shall be designated by the board of directors; and all checks on such funds shall be signed by such officers or other employees of the Corporation as the board of directors from time to time may designate.

ARTICLE VIII
WAIVER OF NOTICE

Any notice of a meeting required to be given by law, by the Certificate of Incorporation, or by these Bylaws may be waived by the person entitled thereto, either before or after the time of such meeting stated in such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the board of directors or committee thereof need be specified in any waiver of notice of such meeting. Attendance at any meeting shall constitute waiver of notice except attendance for the express purpose of objecting, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened.

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ARTICLE IX
AMENDMENT

In furtherance and not in limitation of the powers conferred by law, the board of directors is expressly authorized to adopt, amend and repeal these Bylaws, subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the Bylaws; provided, however, that, with respect to the power of holders of the capital stock to adopt, amend and repeal these Bylaws, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Bylaws or any preferred stock, the affirmative vote of the holders of at least 66.67% of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws.

ARTICLE X
INDEMNIFICATION AND INSURANCE

Section 10.1.     RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, claim or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 10.4 of this Article X, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors.

Section 10.2.     ADVANCEMENT OF EXPENSES. The right to indemnification conferred in this Article X shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation after receipt by the Corporation of a written statement or statements from the claimant requesting such advance or advances; provided, however, that if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article X or otherwise.

Section 10.3.     OBTAINING INDEMNIFICATION. To obtain indemnification under this Article X, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 10.3, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the board of directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (ii) if a quorum of the board of directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the board of directors, a copy of which shall be delivered to the claimant, or (iii) if a quorum of Disinterested Directors so directs, by the stockholders

Annex D-9

of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the board of directors unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a Change in Control (as defined below), in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the board of directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 30 days after such determination. If a claimant is successful, in whole or in part, in any suit brought against the Corporation to recover the unpaid amount of any written claim to indemnification, the claimant shall be entitled to be paid also the expense of prosecuting such claim.

Section 10.4.     RIGHT OF CLAIMANT TO BRING SUIT. If a claim under Section 10.1 of this Article X is not paid in full by the Corporation within 30 days after a written claim pursuant to Section 10.3 of this Article X has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its board of directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 10.5.     CORPORATION’S OBLIGATION TO INDEMNIFY. If a determination shall have been made pursuant to Section 10.3 of this Article X that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 10.4 of this Article X.

Section 10.6.     PRECLUSION FROM CHALLENGING ARTICLE X. The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 10.4 of this Article X that the procedures and presumptions of this Article X are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article X.

For purposes of this Article X:

(a)     “Change in Control” shall be deemed to occur only if a majority of the members of the board of directors shall not be (i) individuals elected as directors of the Corporation for whose election proxies shall have been solicited by the board of directors of the Corporation or (ii) individuals elected or appointed by the board of directors of the Corporation to fill vacancies on the board of directors caused by death or resignation (but not by removal) or to fill newly created directorships.

(b)     “Disinterested Director” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(c)     “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Article X.

Section 10.7.     NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. No repeal or modification of this Article X shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

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Section 10.8.     INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. To the extent that the Corporation maintains any policy or policies providing such insurance, each such director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in Section 10.9 of this Article X, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such director, officer, employee or agent.

Section 10.9.     OTHER EMPLOYEES AND AGENTS. The Corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent or class of employees or agents of the Corporation (including the heirs, executors, administrators or estate of each such person) to the fullest extent of the provisions of this Article X with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 10.10.     VALIDITY OF ARTICLE X. If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article X (including, without limitation, each portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article X (including, without limitation, each such portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE XI
FORUM FOR CERTAIN ACTIONS

Section 11.1.     DELAWARE FORUM SELECTION CLAUSE. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the Court of Chancery of the State of Delaware, or, if such court does not have jurisdiction, any other state or federal court in the State of Delaware) shall be the sole and exclusive forum for any internal corporate proceedings brought by a stockholder (including any beneficial owner), including without limitation: (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any stockholder, director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action asserting a claim against the Corporation (or any director, officer, stockholder, employee or agent of the Corporation) arising pursuant to or under any provision of the Delaware General Corporation Law or the Certificate of Incorporation or these Bylaws, (d) any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or these Bylaws, or (e) any action asserting a claim against the Corporation or any director, officer, stockholder, employee or agent of the Corporation governed by the internal affairs doctrine of the State of Delaware. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.

Section 11.2.     CONSENT TO JURISDICTION. If any action the subject matter of which is within the scope of this article is filed in a court other than the Court of Chancery (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, another state court or a federal court located within the State of Delaware) (a “foreign action”) by any current or former stockholder (including any current or former beneficial owner), such stockholder shall be deemed to have consented to: (a) the personal jurisdiction of the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) in connection with any action brought in any such court to enforce this article; and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the foreign action as agent for such stockholder.

Section 11.3.     FEDERAL FORUM SELECTION CLAUSE. Unless the corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act. Any person or entity holding, owning or otherwise acquiring any interest in any security of the

Annex D-11

corporation shall be deemed to have notice of and consented to the provisions of this Section 11.3. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this bylaw.

Section 11.4.     ENFORCEABILITY. If any provision of this article shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this article (including, without limitation, each portion of any sentence of this article containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.

ARTICLE XII
MISCELLANEOUS PROVISIONS

Section 12.1.     CONFLICTS. In the event of any conflict between the terms and conditions of these Bylaws and the Certificate of Incorporation, the terms and conditions of the Certificate of Incorporation shall control.

Section 12.2.     FISCAL YEAR. The fiscal year of the Corporation shall be as fixed by the board of directors.

Section 12.3.     DIVIDENDS. The board of directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

Annex D-12

Annex E

Parts iD, Inc.

2020 EQUITY INCENTIVE PLAN

Annex E Page No.
1.	Establishment, Purpose and Term of Plan.		E-1
	1.1	Establishment	E-1
	1.2	Purpose	E-1
	1.3	Term of Plan.	E-1
2.	Definitions and Construction.		E-1
	2.1	Definitions	E-1
	2.2	Construction	E-6
3.	Administration.		E-6
	3.1	Administration by the Committee.	E-6
	3.2	Authority of Officers.	E-6
	3.3	Administration with Respect to Insiders	E-6
	3.4	Powers of the Committee	E-6
	3.5	Option or SAR Repricing	E-7
	3.6	Indemnification	E-7
4.	Shares Subject to Plan.		E-7
	4.1	Maximum Number of Shares Issuable	E-7
	4.2	Share Counting.	E-7
	4.3	Adjustments for Changes in Capital Structure	E-8
	4.4	Assumption or Substitution of Awards	E-8
5.	Eligibility, Participation and Award Limitations.		E-8
	5.1	Persons Eligible for Awards	E-8
	5.2	Participation in the Plan	E-8
	5.3	Incentive Stock Option Limitations.	E-9
	5.4	Nonemployee Director Award Limit	E-9
6.	Stock Options.		E-9
	6.1	Exercise Price	E-9
	6.2	Exercisability and Term of Options	E-9
	6.3	Payment of Exercise Price.	E-10
	6.4	Effect of Termination of Service.	E-10
	6.5	Transferability of Options.	E-11
7.	Stock Appreciation Rights.		E-11
	7.1	Types of SARs Authorized	E-11
	7.2	Exercise Price	E-11
	7.3	Exercisability and Term of SARs.	E-12
	7.4	Exercise of SARs	E-12
	7.5	Deemed Exercise of SARs	E-12
	7.6	Effect of Termination of Service.	E-12
	7.7	Transferability of SARs.	E-12
8.	Restricted Stock Awards.		E-13
	8.1	Types of Restricted Stock Awards Authorized	E-13
	8.2	Purchase Price.	E-13
	8.3	Purchase Period	E-13
	8.4	Payment of Purchase Price	E-13
	8.5	Vesting and Restrictions on Transfer	E-13
	8.6	Voting Rights; Dividends and Distributions	E-13
	8.7	Effect of Termination of Service	E-14
	8.8	Nontransferability of Restricted Stock Award Rights	E-14

Annex E-i

Annex E Page No.
9.	Restricted Stock Units.		E-14
	9.1	Grant of Restricted Stock Unit Awards	E-14
	9.2	Purchase Price	E-14
	9.3	Vesting	E-14
	9.4	Voting Rights, Dividend Equivalent Rights and Distributions	E-14
	9.5	Effect of Termination of Service	E-15
	9.6	Settlement of Restricted Stock Unit Awards	E-15
	9.7	Nontransferability of Restricted Stock Unit Awards.	E-15
10.	Performance Awards.		E-16
	10.1	Types of Performance Awards Authorized	E-16
	10.2	Initial Value of Performance Shares and Performance Units	E-16
	10.3	Establishment of Performance Period, Performance Goals and Performance Award Formula	E-16
	10.4	Measurement of Performance Goals	E-16
	10.5	Settlement of Performance Awards.	E-18
	10.6	Voting Rights; Dividend Equivalent Rights and Distributions	E-18
	10.7	Effect of Termination of Service	E-19
	10.8	Nontransferability of Performance Awards	E-19
11.	Cash-Based Awards and Other Stock-Based Awards		E-19
	11.1	Grant of Cash-Based Awards	E-19
	11.2	Grant of Other Stock-Based Awards	E-19
	11.3	Value of Cash-Based and Other Stock-Based Awards	E-20
	11.4	Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards	E-20
	11.5	Voting Rights; Dividend Equivalent Rights and Distributions	E-20
	11.6	Effect of Termination of Service.	E-20
	11.7	Nontransferability of Cash-Based Awards and Other Stock-Based Awards	E-20
12.	Standard Forms of Award Agreement.		E-20
	12.1	Award Agreements	E-20
	12.2	Authority to Vary Terms	E-21
13.	Change in Control.		E-21
	13.1	Effect of Change in Control on Awards	E-21
	13.2	Effect of Change in Control on Nonemployee Director Awards	E-22
	13.3	Federal Excise Tax Under Section 4999 of the Code.	E-22
14.	Compliance with Securities Law.		E-22
15.	Compliance with Section 409A.		E-22
	15.1	Awards Subject to Section 409A	E-22
	15.2	Deferral and/or Distribution Elections	E-23
	15.3	Subsequent Elections	E-23
	15.4	Payment of Section 409A Deferred Compensation.	E-23
16.	Tax Withholding.		E-25
	16.1	Tax Withholding in General.	E-25
	16.2	Withholding in or Directed Sale of Shares	E-25
17.	Amendment, Suspension or Termination of Plan.		E-25

Annex E-ii

Annex E Page No.
18.	Miscellaneous Provisions.		E-26
	18.1	Repurchase Rights	E-26
	18.2	Forfeiture Events.	E-26
	18.3	Provision of Information	E-26
	18.4	Rights as Employee, Consultant or Director.	E-26
	18.5	Rights as a Stockholder	E-26
	18.6	Delivery of Title to Shares	E-26
	18.7	Fractional Shares	E-27
	18.8	Retirement and Welfare Plans	E-27
	18.9	Beneficiary Designation	E-27
	18.10	Severability	E-27
	18.11	No Constraint on Corporate Action	E-27
	18.12	Unfunded Obligation	E-27
	18.13	Choice of Law	E-27

Annex E-iii

Parts iD, Inc.
2020 Equity Incentive Plan

1.     Establishment, Purpose and Term of Plan.

1.1     Establishment. The Parts iD, Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby established effective as of _________, 2020, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2     Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3     Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.     Definitions and Construction.

2.1     Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)     “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b)     “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c)     “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d)     “Board” means the Board of Directors of the Company.

(e)     “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f)     “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g)     “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

Annex E-1

(h)     “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

(i)     any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any of the stockholders of Onyx Enterprises Int’l Corp. immediately prior to its merger with the Company, becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)     an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(cc)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)     a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i)     “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(j)     “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k)     “Company” means Parts iD, Inc., a Delaware corporation, and any successor corporation thereto.

(l)     “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m)     “Director” means a member of the Board.

(n)     “Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

Annex E-2

(o)     “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(p)     “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director or Consultant nor payment of a Director’s or Consultant’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee. For the avoidance of doubt, a Consultant engaged by a Participating Company as an independent contractor or private entrepreneur (as defined by applicable law) shall not be treated as an employee.

(q)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)     “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)     Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)     Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii)     If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(s)     “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to or greater than the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(t)     “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

Annex E-3

(u)     “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(v)     “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(w)     “Nonemployee Director” means a Director who is not an Employee.

(x)     “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(y)     “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(z)     “Officer” means any person designated by the Board as an officer of the Company.

(aa)     “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(bb)     “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(cc)     “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(dd)     “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(ee)     “Participant” means any eligible person who has been granted one or more Awards.

(ff)     “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(gg)     “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(hh)     “Performance Award” means an Award of Performance Shares or Performance Units.

(ii)     “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(jj)     “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(kk)     “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(ll)     “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(mm)     “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(nn)     “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

Annex E-4

(oo)     “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(pp)     “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(qq)     “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

(rr)     “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ss)     “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(tt)     “Section 409A” means Section 409A of the Code.

(uu)     “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(vv)     “Securities Act” means the Securities Act of 1933, as amended.

(ww)     “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds three (3) months, then on the first (1st) day following the end of such three-month period the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(xx)     “Stock” means the Class A common stock of the Company, as adjusted from time to time in accordance with Section 4.33.

(yy)     “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(zz)     “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(aaa)     “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(bbb)     “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(ccc)     “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.

Annex E-5

2.2     Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.     Administration.

3.1     Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2     Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent permitted by applicable law, the Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider, and to exercise such other powers under the Plan as the Committee may determine; provided, however, that (a) the Committee shall fix the maximum number of shares subject to Awards that may be granted by such Officers, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such other limits and guidelines as may be established from time to time by the Committee.

3.3     Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered so as to permit Awards to comply with Rule 16b-3.

3.4     Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)     to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b)     to determine the type of Award granted;

(c)     to determine the Fair Market Value of shares of Stock or other property;

(d)     to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)     to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f)     to approve one or more forms of Award Agreement;

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(g)     to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)     to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)     to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and

(j)     to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.5     Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefor of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to (i) “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4.3.

3.6     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.     Shares Subject to Plan.

4.1     Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3, 4.4, and 4.5, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to [___________________ (______)] shares, and such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2     Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price

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of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares purchased in the open market with proceeds from the exercise of Options shall not be added to the limit set forth in Section 4.1. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of Options or SARs pursuant to Section 16.2 shall not again be available for issuance under the Plan. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of Full Value Awards pursuant to Section 16.2 shall not again become available for issuance under the Plan.

4.3     Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3 and Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.4     Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code. In addition, subject to compliance with applicable laws, and listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not Employees or Directors of the Participating Company Group prior to the transaction and shall not reduce the number of shares otherwise available for issuance under the Plan.

5.     Eligibility, Participation and Award Limitations.

5.1     Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2     Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
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5.3     Incentive Stock Option Limitations.

(a)     Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.33, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed [_________] shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3, and 4.4.

(b)     Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c)     Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.

5.4     Nonemployee Director Award Limit. No Nonemployee Director shall be granted within any fiscal year of the Company one or more Nonemployee Director Awards pursuant to the Plan which in the aggregate are for more than a number of shares of Stock determined by dividing $250,000 by the Fair Market Value of a share of Stock determined on the last trading day immediately preceding the date on which the applicable Nonemployee Director Award is granted.

6.     Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1     Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

6.2     Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a

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non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3     Payment of Exercise Price.

(a)     Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)     Limitations on Forms of Consideration.

(i)     Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii)     Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii)     Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4     Effect of Termination of Service.

(a)     Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i)     Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal

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representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)     Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service.

(iii)     Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv)     Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b)     Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5     Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7.     Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1     Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2     Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the

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foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.3     Exercisability and Term of SARs.

(a)     Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)     Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4     Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5     Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6     Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7     Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

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Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8.     Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1     Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5.

8.2     Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law or other applicable law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit (unless consideration in the form of services is disallowed by the applicable law) having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award or such other value as determined in the Award Agreement evidencing the Restricted Stock Award.

8.3     Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4     Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5     Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6     Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid

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with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.33, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7     Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8     Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.     Restricted Stock Units.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1     Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5.

9.2     Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3     Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4     Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting or dividend rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement

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evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. If so determined by the Committee and provided by the Award Agreement, such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.33, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5     Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6     Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event no later than the 15th day of the third calendar month following the year in which such Restricted Stock Units vest. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7     Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

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10.     Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1     Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2     Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.33, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3     Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4     Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance or other criteria established by the Committee (each, a “Performance Measure”), subject to the following:

(a)     Performance Measures. Performance Measures based on objective criteria shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures based on subjective criteria shall be determined on the basis established by the Committee in granting the Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, without limitation, as determined by the Committee:

(i)     revenue;

(ii)     sales;

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(iii)     expenses;

(iv)     operating income;

(v)     gross margin;

(vi)     operating margin;

(vii)     earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii)     pre-tax profit;

(ix)     net operating income;

(x)     net income;

(xi)     economic value added;

(xii)     free cash flow;

(xiii)     operating cash flow;

(xiv)     balance of cash, cash equivalents and marketable securities;

(xv)     stock price;

(xvi)     earnings per share;

(xvii)     return on stockholder equity;

(xviii)     return on capital;

(xix)     return on assets;

(xx)     return on investment;

(xxi)     total stockholder return;

(xxii)     employee satisfaction;

(xxiii)     employee retention;

(xxiv)     market share;

(xxv)     customer satisfaction;

(xxvi)     product development;

(xxvii)     research and development expenses;

(xxviii)     completion of an identified special project;

(xxix)     completion of a joint venture or other corporate transaction; and

(xxx)     personal performance objectives established for an individual Participant or group of Participants.

(b)     Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

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10.5     Settlement of Performance Awards.

(a)     Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)     Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.

(c)     Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d)     Notice to Participants. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e)     Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f)     Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6     Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting or dividend rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share

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of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.33, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7     Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)     Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b)     Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

10.8     Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.     Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1     Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2     Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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11.3     Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.

11.4     Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5     Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting or dividend rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.33, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6     Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7     Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12.     Standard Forms of Award Agreement.

12.1     Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

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12.2     Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13.     Change in Control.

13.1     Effect of Change in Control on Awards. In the event of a Change in Control, outstanding Awards shall be subject to the definitive agreement entered into by the Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a)     Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.

(b)     Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)     Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards, consistent with the requirements of Section 409A, if applicable.

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13.2     Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

13.3     Federal Excise Tax Under Section 4999 of the Code.

(a)     Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b)     Determination by Tax Firm. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charges in connection with its services contemplated by this Section.

14.     Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15.     Compliance with Section 409A.

15.1     Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a)     A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

Annex E-22

(b)     Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

15.2     Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a)     Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b)     Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

(c)     Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

15.3     Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a)     No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b)     Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c)     No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d)     Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4     Payment of Section 409A Deferred Compensation.

(a)     Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i)     The Participant’s “separation from service” (as defined by Section 409A);

(ii)     The Participant’s becoming “disabled” (as defined by Section 409A);

(iii)     The Participant’s death;

Annex E-23

(iv)     A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

(v)     A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi)     The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b)     Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c)     Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d)     Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e)     Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f)     Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g)     Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through

Annex E-24

reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h)     Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i)     No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16.     Tax Withholding.

16.1     Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2     Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates (or the maximum individual statutory withholding rates for the applicable jurisdiction if use of such rates would not result in adverse accounting consequences or cost). The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17.     Amendment, Suspension or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2, 4.3, 4.3 and 4.5, (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

Annex E-25

18.     Miscellaneous Provisions.

18.1     Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2     Forfeiture Events.

(a)     The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws. In addition, to the extent that claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions.

(b)     If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

18.3     Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18.4     Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. Nothing in the Plan or any Award granted under the Plan shall be understood or interpreted to mean that a Consultant has an employment relationship with any Participating Company or its Affiliate. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.5     Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.33 or another provision of the Plan.

18.6     Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

Annex E-26

18.7     Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.8     Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit. In addition, unless a written employment agreement or other service agreement specifically references Awards, a general reference to “benefits” or a similar term in such agreement shall not be deemed to refer to Awards granted hereunder.

18.9     Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.10     Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.11     No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.12     Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.13     Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Parts iD, Inc. 2020 Equity Incentive Plan as duly adopted by the Board on _____________, 2020.

/s/
, Secretary

Annex E-27

Annex F

PARTS iD, Inc.

2020 EMPLOYEE STOCK PURCHASE PLAN

Annex F Page
1.	Establishment, Purpose and Term of Plan		F-1
	1.1	Establishment	F-1
	1.2	Purpose	F-1
	1.3	Term of Plan	F-1
2.	Definitions and Construction		F-1
	2.1	Definitions	F-1
	2.2	Construction	F-4
3.	Administration		F-4
	3.1	Administration by the Committee	F-4
	3.2	Authority of Officers	F-4
	3.3	Power to Adopt Sub-Plans or Varying Terms with Respect to Non-U.S. Employees	F-4
	3.4	Power to Establish Separate Offerings with Varying Terms	F-4
	3.5	Policies and Procedures Established by the Company	F-4
	3.6	Indemnification	F-5
4.	Shares Subject to Plan		F-5
	4.1	Maximum Number of Shares Issuable	F-5
	4.2	Adjustments for Changes in Capital Structure	F-5
5.	Eligibility		F-6
	5.1	Employees Eligible to Participate	F-6
	5.2	Exclusion of Certain Stockholders	F-6
	5.3	Determination by Company	F-6
6.	Offerings		F-6
7.	Participation in the Plan		F-6
	7.1	Initial Participation	F-6
	7.2	Continued Participation	F-6
8.	Right to Purchase Shares		F-7
	8.1	Grant of Purchase Right	F-7
	8.2	Calendar Year Purchase Limitation	F-7
9.	Purchase Price		F-7
10.	Accumulation of Purchase Price through Payroll Deduction		F-7
	10.1	Amount of Payroll Deductions	F-7
	10.2	Commencement of Payroll Deductions	F-8
	10.3	Election to Decrease or Stop Payroll Deductions	F-8
	10.4	Administrative Suspension of Payroll Deductions	F-8
	10.5	Participant Accounts	F-8
	10.6	No Interest Paid	F-8
11.	Purchase of Shares		F-8
	11.1	Exercise of Purchase Right	F-8
	11.2	Pro Rata Allocation of Shares	F-9
	11.3	Delivery of Title to Shares	F-9
	11.4	Return of Plan Account Balance	F-9
	11.5	Tax Withholding	F-9
	11.6	Expiration of Purchase Right	F-9
	11.7	Provision of Reports and Stockholder Information to Participants	F-9
12.	Withdrawal from Plan		F-9
	12.1	Voluntary Withdrawal from the Plan	F-9
	12.2	Return of Plan Account Balance	F-10
13.	Termination of Employment or Eligibility		F-10

Annex F-i

Annex F Page
14.	Effect of Change in Control on Purchase Rights		F-10
15.	Nontransferability of Purchase Rights		F-10
16.	Compliance with Securities Law		F-10
17.	Rights as a Stockholder and Employee		F-11
18.	Notification of Disposition of Shares		F-11
19.	Legends		F-11
20.	Designation of Beneficiary		F-11
	20.1	Designation Procedure	F-11
	20.2	Absence of Beneficiary Designation	F-11
21.	Notices		F-12
22.	Amendment or Termination of the Plan		F-12

Annex F-ii

PARTS iD, Inc.
2020 Employee Stock Purchase Plan

1.     Establishment, Purpose and Term of Plan.

1.1     Establishment. The PARTS iD, Inc. 2020 Employee Stock Purchase Plan (the “Plan”) is hereby established effective as of _____________, 2020, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2     Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides such Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

1.3     Term of Plan. The Plan shall continue in effect until its termination by the Committee.

2.     Definitions and Construction.

2.1     Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)     “Board” means the Board of Directors of the Company.

(b)     “Change in Control” means the occurrence of any one or a combination of the following:

(i)     any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)     an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(p)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)     approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(b) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities

Annex F-1

which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple acquisitions of the voting securities of the Company and/or multiple Ownership Change Events are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(c)     “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(d)     “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(e)     “Company” means PARTS iD, Inc. a Delaware corporation, or any successor corporation thereto.

(f)     “Compensation” means, with respect to any Offering Period, regular base wages or salary, overtime payments, shift premiums and payments for paid time off, calculated before deduction of (i) any income or employment tax withholdings or (ii) any amounts deferred pursuant to Section 401(k) or Section 125 of the Code. Compensation shall be limited to such amounts actually payable in cash or deferred during the Offering Period. Compensation shall not include (i) sign-on bonuses, annual or other incentive bonuses, commissions, profit-sharing distributions or other incentive-type payments, (ii) any contributions made by a Participating Company on the Participant’s behalf to any employee benefit or welfare plan now or hereafter established (other than amounts deferred pursuant to Section 401(k) or Section 125 of the Code), (iii) payments in lieu of notice, payments pursuant to a severance agreement, termination pay, moving allowances, relocation payments, or (iv) any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase, stock option or other stock-based compensation plan, or any other compensation not expressly included by this Section.

(g)     “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(h)     “Employee” means a person treated as an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. If an individual’s leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual’s right to reemployment with the Participating Company Group is guaranteed either by statute or by contract.

(i)     “Fair Market Value” means, as of any date:

(i)     If, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Committee, in its discretion.

(ii)     If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined in good faith by the Committee.

(j)     “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

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(k)     “Non-United States Offering” means a separate Offering covering Eligible Employees of one or more Participating Companies whose Eligible Employees are subject to a prohibition under applicable law on payroll deductions, as described in Section 11.1(b).

(l)     “Offering” means an offering of Stock pursuant to the Plan, as provided in Section 6.

(m)     “Offering Date” means, for any Offering Period, the first day of such Offering Period.

(n)     “Offering Period” means a period, established by the Committee in accordance with Section 6, during which an Offering is outstanding.

(o)     “Officer” means any person designated by the Board as an officer of the Company.

(p)     “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(q)     “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(r)     “Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

(s)     “Participating Company” means the Company and any Parent Corporation or Subsidiary Corporation designated by the Committee as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Committee shall have the discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies. The Committee shall designate from time to time and set forth in Appendix A to this Plan those Participating Companies whose Eligible Employees may participate in the Plan.

(t)     “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

(u)     “Purchase Date” means, for any Offering Period, the last day of such Offering Period, or, if so determined by the Committee, the last day of each Purchase Period occurring within such Offering Period.

(v)     “Purchase Period” means a period, established by the Committee in accordance with Section 6, included within an Offering Period and on the final date of which outstanding Purchase Rights are exercised.

(w)     “Purchase Price” means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

(x)     “Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any payroll deductions or other funds accumulated on behalf of the Participant and not previously applied to the purchase of Stock under the Plan, and to terminate participation in the Plan at any time during an Offering Period.

(y)     “Securities Act” means the Securities Act of 1933, as amended.

(z)     “Stock” means the Class A common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(aa)     “Subscription Agreement” means a written or electronic agreement, in such form as specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee’s Compensation or other method of payment authorized by the Committee pursuant to Section 11.1(b).

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(bb)     “Subscription Date” means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

(cc)     “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2     Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.     Administration.

3.1     Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or the Purchase Right, unless fraudulent or made in bad faith. Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Purchase Rights; provided, however, that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or any agreement thereunder (other than determining questions of interpretation pursuant to the second sentence of this Section 3.1) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company except where charged to the Participant. The Committee may delegate day-to-day administrative activity to an Officer or any other employee or delegate.

3.2     Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3     Power to Adopt Sub-Plans or Varying Terms with Respect to Non-U.S. Employees. The Committee shall have the power, in its discretion, to adopt one or more sub-plans of the Plan as the Committee deems necessary or desirable to comply with the laws or regulations, tax policy, accounting principles or custom of foreign jurisdictions applicable to employees of a subsidiary business entity of the Company, provided that any such sub-plan shall not be within the scope of an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any of the provisions of any such sub-plan may supersede the provisions of this Plan, other than Section 4. Except as superseded by the provisions of a sub-plan, the provisions of this Plan shall govern such sub-plan. Alternatively and in order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion, to grant Purchase Rights in an Offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of Purchase Rights granted under the same Offering to Employees resident in the United States.

3.4     Power to Establish Separate Offerings with Varying Terms. The Committee shall have the power, in its discretion, to establish separate, simultaneous or overlapping Offerings having different terms and conditions and to designate the Participating Company or Companies that may participate in a particular Offering, provided that each Offering shall individually comply with the terms of the Plan and the requirements of Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to such Offering shall have the same rights and privileges within the meaning of such section.

3.5     Policies and Procedures Established by the Company. Without regard to whether any Participant’s Purchase Right may be considered adversely affected, the Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of

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payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld or paid in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan. All such actions by the Company shall be taken consistent with the requirements under Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of such section, except as otherwise permitted by Section 3.3 and the regulations under Section 423 of the Code.

3.6     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.     Shares Subject to Plan.

4.1     Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be [•] and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.

4.2     Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan, the Annual Increase, the limit on the shares which may be purchased by any Participant during an Offering (as described in Sections 8.1 and 8.2) and each Purchase Right, and in the Purchase Price in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

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5.     Eligibility.

5.1     Employees Eligible to Participate. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

(a)     Any Employee who is customarily employed by the Participating Company Group for twenty (20) hours or less per week; or

(b)     Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.

5.2     Exclusion of Certain Stockholders. Notwithstanding any provision of the Plan to the contrary, no Employee shall be treated as an Eligible Employee and granted a Purchase Right under the Plan if, immediately after such grant, the Employee would own, or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

5.3     Determination by Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee or an Eligible Employee and the effective date of such individual’s attainment or termination of such status, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

6.     Offerings.

The Plan shall be implemented by sequential Offerings of approximately six (6) months’ duration or such other duration as the Committee shall determine. The Committee may establish additional or alternative concurrent, sequential or overlapping Offering Periods, a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the Committee shall so determine in its discretion, each Offering Period may consist of two (2) or more consecutive Purchase Periods having such duration as the Committee shall specify, and the last day of each such Purchase Period shall be a Purchase Date. If the first or last day of an Offering Period or a Purchase Period is not a day on which the principal stock exchange or quotation system on which the Stock is then listed is open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period or Purchase Period.

7.     Participation in the Plan.

7.1     Initial Participation. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed written or electronic Subscription Agreement to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) not later than the close of business on the Subscription Date established by the Company for that Offering Period. Except as provided in Section 7.2, an Eligible Employee who does not deliver a properly completed Subscription Agreement in the manner permitted or required on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate Company office or representative on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

7.2     Continued Participation. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1, or (b) terminated employment or otherwise

Annex F-6

ceased to be an Eligible Employee as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.

8.     Right to Purchase Shares.

8.1     Grant of Purchase Right. Except as otherwise provided below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase the lesser of (a) that number of whole shares of Stock determined by dividing the Dollar Limit (determined as provided below) by the Fair Market Value of a share of Stock on such Offering Date or (b) the Share Limit (determined as provided below). The Committee may, in its discretion and prior to the Offering Date of any Offering Period, (i) change the method of, or any of the foregoing factors in, determining the number of shares of Stock subject to Purchase Rights to be granted on such Offering Date, or (ii) specify a maximum aggregate number of shares that may be purchased by all Participants in an Offering or on any Purchase Date within an Offering Period. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee. For the purposes of this Section, the “Dollar Limit” shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar, and the “Share Limit” shall be determined by multiplying 1,000 shares by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole share.

8.2     Calendar Year Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section shall be applied in conformance with Section 423(b)(8) of the Code and the regulations thereunder.

9.     Purchase Price.

The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Committee; provided, however, that the Purchase Price on each Purchase Date shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Subject to adjustment as provided by the Plan and unless otherwise provided by the Committee, the Purchase Price for each Offering Period shall be eighty-five percent (85%) of the Fair Market Value of a share of Stock on the Purchase Date.

10.     Accumulation of Purchase Price through Payroll Deduction.

Except as provided in Section 11.1(b) with respect to a Non-United States Offering, shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

10.1     Amount of Payroll Deductions. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant’s Compensation on each pay day during an Offering Period shall be determined by the Participant’s Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be deducted on each pay day during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions effective following the first pay day during an Offering) or more than fifteen percent (15%). The Committee may change the foregoing limits on payroll deductions effective as of any Offering Date.

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10.2     Commencement of Payroll Deductions. Payroll deductions shall commence on the first pay day following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

10.3     Election to Decrease or Stop Payroll Deductions. During an Offering Period, a Participant may elect to decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) an amended Subscription Agreement authorizing such change on or before the “Change Notice Date.” The “Change Notice Date” shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. A Participant who elects, effective following the first pay day of an Offering Period, to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in such Offering Period unless the Participant withdraws from the Plan as provided in Section 12.1.

10.4     Administrative Suspension of Payroll Deductions. The Company may, in its discretion, suspend a Participant’s payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted (a) under the Participant’s Purchase Right or (b) during a calendar year under the limit set forth in Section 8.2. Unless the Participant has either withdrawn from the Plan as provided in Section 12.1 or has ceased to be an Eligible Employee, suspended payroll deductions shall be resumed at the rate specified in the Participant’s then effective Subscription Agreement either (i) at the beginning of the next Offering Period if the reason for suspension was clause (a) in the preceding sentence, or (ii) at the beginning of the next Offering Period having a first Purchase Date that falls within the subsequent calendar year if the reason for suspension was clause (b) in the preceding sentence.

10.5     Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation (and other amounts received from a non-United States Participant pursuant to Section 11.1(b)) shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company and need not be segregated from other corporate funds (unless required under local law). All such amounts received or held by the Company may be used by the Company for any corporate purpose.

10.6     No Interest Paid. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan or otherwise credited to the Participant’s Plan account.

11.     Purchase of Shares.

11.1     Exercise of Purchase Right.

(a)     Generally. Except as provided in Section 11.1(b), on each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

(b)     Purchase by Non-United States Participants for Whom Payroll Deductions Are Prohibited by Applicable Law. Notwithstanding Section 11.1(a), where payroll deductions on behalf of Participants who are citizens or residents of countries other than the United States (without regard to whether they are also citizens of the United States or resident aliens) are prohibited by applicable law, the Committee may establish a separate Offering (a “Non-United States Offering”) covering all Eligible Employees of one or more Participating Companies subject to such prohibition on payroll deductions. The Non-United States Offering shall provide another method for payment of the Purchase Price with such terms and conditions as shall be administratively convenient and comply with applicable law. On each Purchase Date of the Offering Period applicable to a Non-United States Offering, each Participant who has not withdrawn from the Plan and whose

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participation in such Offering Period has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right a number of whole shares of Stock determined in accordance with Section 11.1(a) to the extent of the total amount of the Participant’s Plan account balance accumulated during the Offering Period in accordance with the method established by the Committee and not previously applied toward the purchase of Stock. However, in no event shall the number of shares purchased by a Participant during such Offering Period exceed the number of shares subject to the Participant’s Purchase Right. The Company shall refund to a Participant in a Non-United States Offering in accordance with Section 11.4 any excess Purchase Price payment received from such Participant.

11.2     Pro Rata Allocation of Shares. If the number of shares of Stock which might be purchased by all Participants on a Purchase Date exceeds the number of shares of Stock remaining available for issuance under the Plan or the maximum aggregate number of shares of Stock that may be purchased on such Purchase Date pursuant to a limit established by the Committee pursuant to Section 8.1, the Company shall make a pro rata allocation of the shares available in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

11.3     Delivery of Title to Shares. Subject to any governing rules or regulations, as soon as practicable after each Purchase Date, the Company shall issue or cause to be issued to or for the benefit of each Participant the shares of Stock acquired by the Participant on such Purchase Date by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

11.4     Return of Plan Account Balance. Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain the cash balance in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period.

11.5     Tax Withholding. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign taxes (including social insurance), if any, required to be withheld by any Participating Company upon exercise of the Purchase Right or upon such disposition of shares, respectively. A Participating Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.

11.6     Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

11.7     Provision of Reports and Stockholder Information to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total amount credited to his or her Plan account prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine. In addition, each Participant shall be provided information concerning the Company equivalent to that information provided generally to the Company’s common stockholders.

12.     Withdrawal from Plan.

12.1     Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) a written or electronic notice of withdrawal on a form provided by the Company for this purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after a Purchase Date, the withdrawal shall not affect shares of Stock

Annex F-9

acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company office or representative designated by the Company for a reasonable period prior to the effectiveness of the Participant’s withdrawal.

12.2     Return of Plan Account Balance. Upon a Participant’s voluntary withdrawal from the Plan pursuant to Section 12.1, the Participant’s accumulated Plan account balance which has not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant’s interest in the Plan and the Offering shall terminate. Such amounts to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

13.     Termination of Employment or Eligibility.

Upon a Participant’s ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible Employee, the Participant’s participation in the Plan shall terminate immediately. In such event, the Participant’s Plan account balance which has not been applied toward the purchase of shares of Stock shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s beneficiary designated in accordance with Section 20, if any, or legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.

14.     Effect of Change in Control on Purchase Rights.

In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under outstanding Purchase Rights or substitute substantially equivalent purchase rights for the Acquiring Corporation’s stock. If the Acquiring Corporation elects not to assume, continue or substitute for the outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Committee, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed or continued by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

15.     Nontransferability of Purchase Rights.

Neither payroll deductions or other amounts credited to a Participant’s Plan account nor a Participant’s Purchase Right may be assigned, transferred, pledged or otherwise disposed of in any manner other than as provided by the Plan or by will or the laws of descent and distribution. (A beneficiary designation pursuant to Section 20 shall not be treated as a disposition for this purpose.) Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan as provided in Section 12.1. A Purchase Right shall be exercisable during the lifetime of the Participant only by the Participant.

16.     Compliance with Securities Law.

The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory

Annex F-10

body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

17.     Rights as a Stockholder and Employee.

A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of the shares of Stock purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant’s employment at any time.

18.     Notification of Disposition of Shares.

The Company may require the Participant to give the Company prompt notice of any disposition of shares of Stock acquired by exercise of a Purchase Right. The Company may require that until such time as a Participant disposes of shares of Stock acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name until the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing shares of Stock acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

19.     Legends.

The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE).”

20.     Designation of Beneficiary.

20.1     Designation Procedure. Subject to local laws and procedures, a Participant may file at the Company office or representative designated by the Company (including a third-party administrator designated by the Company) a written designation of a beneficiary who is to receive (a) shares and cash, if any, from the Participant’s Plan account if the Participant dies subsequent to a Purchase Date but prior to delivery to the Participant of such shares and cash, or (b) cash, if any, from the Participant’s Plan account if the Participant dies prior to the exercise of the Participant’s Purchase Right. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. A Participant may change his or her beneficiary designation at any time by written notice to the Company.

20.2     Absence of Beneficiary Designation. If a Participant dies without an effective designation pursuant to Section 20.1 of a beneficiary who is living at the time of the Participant’s death, the Company shall deliver any shares or cash credited to the Participant’s Plan account to the Participant’s legal representative or as otherwise required by applicable law.

Annex F-11

21.     Notices.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.     Amendment or Termination of the Plan.

The Committee may at any time amend, suspend or terminate the Plan, except that (a) no such amendment, suspension or termination shall affect Purchase Rights previously granted under the Plan unless expressly provided by the Committee, and (b) no such amendment, suspension or termination may adversely affect a Purchase Right previously granted under the Plan without the consent of the Participant, except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with any applicable law, regulation or rule. In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are then authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Committee as Participating Companies. Notwithstanding the foregoing, in the event that the Committee determines that continuation of the Plan or an Offering would result in unfavorable financial accounting consequences to the Company, the Committee may, in its discretion and without the consent of any Participant, including with respect to an Offering Period then in progress: (i) terminate the Plan or any Offering Period, (ii) accelerate the Purchase Date of any Offering Period, (iii) reduce the discount or the method of determining the Purchase Price in any Offering Period (e.g., by determining the Purchase Price solely on the basis of the Fair Market Value on the Purchase Date), (iv) reduce the maximum number of shares of Stock that may be purchased in any Offering Period, or (v) take any combination of the foregoing actions.

Annex F-12

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the PARTS iD 2020 Employee Stock Purchase Plan as duly adopted by the Board on [•], 2020.

_______________________, Secretary

Annex F-13

PLAN HISTORY1

[•]	Board adopts Plan with a reserve of [•] shares (subject to increases and other adjustments as provided by the Plan), subject to approval by the stockholders of the Company.
[•]	Stockholders approve Plan.
[•]	Initial Form S-8 Registration Date
[•]	Date initial Offering Period commenced.

____________

1         These notes are for the Company’s information. They are not part of the Plan and should not be publicly filed.

Annex F-14

APPENDIX A

Participating Companies

PARTS iD, Inc.

[Add participating subsidiaries]

Annex F-15

APPENDIX B

FORMS OF

ENROLLMENT/CHANGE NOTICE/WITHDRAWAL FORM

AND

SUBSCRIPTION AGREEMENT

Annex F-16

Annex G

Execution Version

SPONSOR SUPPORT AGREEMENT

This SPONSOR SUPPORT AGREEMENT (this “Agreement”), dated as of September 18, 2020, is made and entered into by and among Legacy Acquisition Sponsor I LLC, a Delaware limited liability company (together with its successors, the “Sponsor”), Legacy Acquisition Corp., a Delaware corporation (“Legacy”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative (“Stockholder Representative”), pursuant to the terms of the Business Combination Agreement, dated as of the date hereof, among Legacy, Excel Merger Sub I, Inc., Excel Merger Sub II, LLC, the Company, the Stockholder Representative, and each of the stockholders of the Company (the “Business Combination Agreement”). Sponsor, Legacy and Stockholder Representative shall be referred to herein from time to time collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, the Business Combination Agreement contemplates that the Parties will enter into this Agreement; and

WHEREAS, it is contemplated that pursuant to the terms and conditions of this Agreement, the Sponsor shall agree to forfeit certain Sponsor Shares and Sponsor Warrants in Legacy.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Representations and Warranties. The Sponsor represents and warrants to Legacy and Stockholder Representative that the following statements are true and correct:

(a) The Sponsor has the requisite limited liability company or other similar power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action on the part of the Sponsor. This Agreement has been duly and validly executed and delivered by the Sponsor and constitutes a valid, legal and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its terms.

(b) The Sponsor is the record owner of all of the 7,500,000 outstanding shares of Legacy’s Class F Common Stock (the “Sponsor Shares”) and 17,500,000 warrants to purchase 8,750,000 shares of Legacy’s Class A Common Stock at a price of $11.50 per share (the “Sponsor Warrants”) as of the date hereof, which constitutes all of the equity securities in Legacy held by Sponsor as of the date hereof. Immediately prior to the Closing, all of the Equity Reduction Shares (as defined herein) will be owned of record by the Sponsor, and all of the Equity Reduction Warrants (as defined herein) will be owned of record by the Sponsor, and all other Sponsor Shares and Sponsor Warrants will be owned of record by Sponsor or its direct or indirect equityholders, which Equity Reduction Shares and Equity Reduction Warrants, and such other Sponsor Shares and Sponsor Warrants owned of record by the Sponsor and any other equity securities of Legacy acquired by the Sponsor in accordance with Section 4(c) hereof will constitute all of the equity securities in Legacy held by Sponsor as of immediately prior to the Closing. The Sponsor has, or will have as of the date hereof and immediately prior to giving effect to the transactions occurring on the Closing Date, as applicable, valid, good and marketable title to the Equity Reduction Shares and Equity Reduction Warrants free and clear of all Encumbrances (other than Encumbrances pursuant to this Agreement and transfer restrictions under Applicable Law or under the certificate of incorporation or bylaws of Legacy). Except for this Agreement, the Sponsor is not party to any option, warrant, purchase right, or other contract or commitment that could require the Sponsor to sell, transfer, or otherwise dispose of the Equity Reduction Shares or Equity Reduction Warrants. Except as provided in this Agreement, or the Business Combination Agreement, the Sponsor is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Sponsor Shares or the Sponsor Warrants. Neither the Sponsor, nor any transferees of any equity securities of Legacy initially held by the Sponsor, has asserted or perfected any rights to adjustment or other anti-dilution protections with respect to any equity securities of Legacy (including the Sponsor Shares and the Sponsor Warrants) (whether in connection with the transactions contemplated by the Business Combination Agreement or otherwise).

Annex G-1

(c) The execution, delivery and performance by it of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not: (i) conflict with or result in any breach of any provision of the certificate of formation or limited liability company agreement of the Sponsor, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Sponsor is a party or by which its properties or assets may be bound, (iii) violate any Applicable Law or Order applicable to the Sponsor or its Subsidiaries, or any of their respective properties or assets (including the Sponsor Shares and the Sponsor Warrants), as applicable, or (iv) result in the creation of any Encumbrance (other than Encumbrances pursuant to this Agreement to which it is subject or bound and transfer restrictions under Applicable Law or under the certificate of incorporation or bylaws of Legacy) upon its assets (including the Sponsor Shares and the Sponsor Warrants), except in the case of clauses (ii), (iii) and (iv) above, for violations which would not reasonably be expected to impair, delay or prevent the ability of the Sponsor to consummate the transactions contemplated by this Agreement or to otherwise perform its obligations hereunder.

2. Sponsor Equity Reduction Shares.

(a) The Sponsor hereby agrees that, immediately prior to the Closing, the Sponsor shall automatically be deemed to irrevocably assign and transfer to Legacy, as partial consideration for the Sponsor Deferred Shares (as defined below), 3,000,000 shares of Class F Common Stock of Legacy (such shares, the “Forfeited Shares”) and that from and after such time, such Forfeited Shares shall be cancelled and no longer outstanding.

(b) The Sponsor agrees that, if after giving effect to the exercise of redemption rights by the redeeming stockholders of Legacy, the amount of funds available in the trust fund established by Legacy for the benefit of its public stockholders (the “Trust Fund”) immediately prior to the time of the consummation of the transactions contemplated in the Business Combination Agreement will be less than $54,000,000, then immediately prior to the consummation of the transactions contemplated in the Business Combination Agreement, the Sponsor shall surrender and forfeit to Legacy and shall cease to have any rights with respect to any Equity Reduction Shares (as defined below) held by it, including not having any right to receive any Class A Common Stock or any other securities of Legacy or its affiliates in respect thereof. The number of such Equity Reduction Shares shall be calculated as follow: one (1) share of Class F common stock of Legacy for each $16.621 shortfall in the amount of funds available in the Trust Fund below $54,000,000 (such number of shares subject to forfeiture, in the aggregate, the “Equity Reduction Shares”), up to a maximum of 3,250,000 Equity Reduction Shares. For example, if after giving effect to the exercise of redemption rights by the redeeming stockholders of Legacy the amount of funds available in the Trust Fund immediately prior to the time of the consummation of the transactions contemplated in the Business Combination Agreement is $30,000,000, then the number of Equity Reduction Shares to be forfeited by the Sponsor shall be 1,444,0432. The Sponsor hereby (a) agrees and acknowledges that any other rights that it might have to the Equity Reduction Shares are hereby terminated and shall be of no force or effect and (b) authorizes Legacy to take such actions as shall be necessary to evidence such surrender and forfeiture of the Equity Reduction Shares as of immediately prior to the consummation of the transactions contemplated in the Business Combination Agreement.

(c) The Sponsor further agrees that if, and to the extent, that Buyer pays Buyer Transaction Expenses from the Trust Fund upon or after the consummation of the transactions contemplated in the Business Combination Agreement in excess of $16,400,000, then the Sponsor shall surrender and forfeit to Legacy and shall cease to have any rights with respect to any Expense Reduction Shares (as defined below) held by it, including not having any right to receive any Class A Common Stock or any other securities of Legacy or its affiliates in respect thereof. The number of such Expense Reduction Shares shall be calculated as follow: one (1) share of Class F common stock of Legacy for each $10.00 of such Buyer Transaction Expenses paid from funds in the Trust Fund immediately prior to the consummation of the transactions contemplated in the Business Combination Agreement in excess of $16,400,000

____________

1         For any shortfall below $54,000,000, Class F Shares will be forfeited on a sliding scale for any shortfall of up to $54,000,000 (from $54,000,000 down to $0), with a maximum of 3,250,000 Equity Reduction Shares.

2         1,444,043 Equity Reduction Shares in this example is equal to: (i) $24,000,000 shortfall ($54,000,000 threshold less $30,000,000 in Trust Fund at closing in this example), divided by (ii) $16.62 per the forfeiture formula.

Annex G-2

(such number of shares subject to forfeiture, in the aggregate, the “Expense Reduction Shares”). In no event shall the sum of the Expense Reduction Shares and the Equity Reduction Shares exceed 3,250,000 shares of Class F Common Stock of Legacy. For example, if $17,400,000 of Buyer Transaction Expenses are paid from the Trust Fund on or after the consummation of the transactions contemplated in the Business Combination Agreement, then the number of Expense Reduction Shares to be forfeited by the Sponsor shall be 100,0003. The Sponsor hereby (a) agrees and acknowledges that any other rights that it might have to the Expense Reduction Shares are hereby terminated and shall be of no force or effect and (b) authorizes Legacy to take such actions as shall be necessary to evidence such surrender and forfeiture of the Expense Reduction Shares on or after the consummation of the transactions contemplated in the Business Combination Agreement upon Buyer Transaction Expenses paid from the Trust Fund exceeding $16,400,000. For the avoidance of doubt, Buyer Transaction Expenses paid prior to the consummation of the transactions contemplated in the Business Combination Agreement and Buyer Transaction Expenses paid with monies not held in the Trust Fund shall not be counted in determining whether Buyer Transaction Expenses exceed $16,400,000 for purposes of this Section 2(c).

(d) To the extent that the volume weighted average per share price for the shares of Class A Common Stock of Legacy on the New York Stock Exchange (or, if the Class A Common Stock of Legacy is not then listed on the New York Stock Exchange, then on such other stock exchange or market on which such shares are then listed) from 9:30 a.m. to 4:00 p.m. Eastern Time for any thirty (30) day trading period, as reported by Bloomberg Financial Markets, during the 730 calendar days after the Closing exceeds $15.00, Legacy shall issue to the Sponsor a number of shares of Class A Common Stock of Legacy equal to 50% of the sum of the number of Equity Reduction Shares and the number of Expense Reduction Shares (the “Sponsor Deferred Shares”).

3. Sponsor Equity Reduction Warrants. The Sponsor hereby agrees that, immediately prior to the Closing, the Sponsor shall automatically be deemed to irrevocably assign and transfer to Legacy, as partial consideration for the Sponsor Deferred Shares, 14,587,770 warrants to purchase shares of Class A Common Stock of Legacy held by the Sponsor (such warrants, the “Equity Reduction Warrants”), which excludes 2,912,230 warrants that are currently allocated to and beneficially owned by certain institutional investors of the Sponsor (the “Allocated Warrants”) and that from and after such time, such Equity Reduction Warrants shall be cancelled and no longer outstanding.

4. Covenants.

(a) Subject to the terms and conditions of this Agreement, the Sponsor hereby unconditionally and irrevocably agrees to take, or cause to be taken, all actions and to do, or cause to be done, all things, in each case, necessary, proper or advisable to consummate and make effective the transactions contemplated by Sections 2 and 3 of this Agreement.

(b) From the date hereof until the earlier of the Closing and the termination of the Business Combination Agreement in accordance with its terms, the Sponsor hereby unconditionally and irrevocably agrees that it shall not, without the prior written consent of the Company, other than the transfer to any of Sponsor’s direct or indirect equityholders of any Sponsor Shares or Sponsor Warrants that are not Equity Reduction Shares, Expense Reduction Shares or Equity Reduction Warrants, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, with respect to any equity securities of Legacy or any securities convertible into, or exercisable, or exchangeable for, equity securities of Legacy owned by it, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any equity securities of Legacy or any securities convertible into, or exercisable, or exchangeable for, equity securities of Legacy owned by it, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clauses (i) or (ii).

____________

3         100,000 Expense Reduction Shares in this example is equal to: (i) $1,000,000 excess ($17,400,000 paid from the Trust Fund at or after the Closing less $16,400,000 threshold in this example), divided by (ii) $10.00 per the forfeiture formula.

Annex G-3

(c) Prior to the Closing, the Sponsor may not acquire any equity securities in Legacy without the prior written consent of the Company.

(d) The Sponsor hereby unconditionally and irrevocably agrees, and agrees to use its commercially reasonable efforts to take or cause to be taken actions necessary to reflect, that each Allocated Warrant is exchanged for (x) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to a potential private offering is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A Common Stock of Legacy, (y) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to a potential private offering is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A Common Stock of Legacy, or (z) if, at the Closing, the aggregate gross cash in the Trust Fund, plus the aggregate gross proceeds received by Legacy pursuant to a potential private offering is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A Common Stock of Legacy. Notwithstanding the foregoing, if any of the Allocated Warrants ceases to be beneficially owned by such institutional investors of the Sponsor and become beneficially owned by the Sponsor (the “Reverted Warrants”), such Reverted Warrants shall be treated in accordance with Section 3.

5. Termination. This Agreement shall terminate, and have no further force and effect, if the Business Combination Agreement is terminated in accordance with its terms prior to the Closing.

6. Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement, and will become effective when one or more counterparts have been signed by each of the Parties and delivered, in person or by facsimile or electronic image scan, receipt acknowledged, to the other Party.

7. Assignment; Binding Effect. Neither this Agreement nor any right or obligation hereunder will be assigned, delegated or otherwise transferred (by operation of law or otherwise) by either Party without the prior written consent of the other Party, except as otherwise provided in this Agreement. This Agreement will be binding on and inure to the benefit of the respective permitted successors and assigns of the Parties. Any purported assignment, delegation or other transfer not permitted by this Section is void.

8. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, all of the Parties hereto.

9. Governing Law. This Agreement will be construed and enforced in accordance with the substantive laws of the State of Delaware without reference to principles of conflicts of law to the extent such principles would require or permit the application of laws of another jurisdiction.

10. Severability; Blue-Pencil. If any term of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced, then all other terms of this Agreement will nevertheless remain in full force and effect, and such term is automatically will be amended that it is valid, legal and enforceable to the maximum extent permitted by Applicable Law, but as close to the Parties’ original intent as possible.

11. Notices. All notices, requests, permissions, waivers, consents, and other communications hereunder must be in writing and will be deemed to have been given only (a) three Business Days following sending by registered or certified mail, postage prepaid, (b) when sent, if sent by facsimile transmission (provided that (i) the sender receives confirmation that the delivery was successful, (ii) such notice or communication is promptly thereafter delivered in accordance with clause (a), (c), or (d), and (iii) if such notice is received after 5:00 p.m. local time at the location of the recipient or is sent on a day other than a Business Day, such notice will be deemed given as of 9:00 a.m. local time at the location of the recipient on the next succeeding Business Day), (c) when delivered, if delivered personally

Annex G-4

to the intended recipient, or (d) one Business Day following sending by overnight delivery via a national courier service (receipt requested) and, in each case, addressed to a Party at the following address for such Party or to such other address, facsimile or email as is furnished in writing by any such Party to the other Party in accordance with the provisions of this Section 11:

If to Legacy prior to the Closing:

Address: 1308 Race Street Suite 200 Cincinnati, Ohio 45202

Attention: Darryl McCall

Telephone: (505) 820-0412

Email: darrylmccall@legacyacquisition.com

with a copy to:

DLA Piper

Address: 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309-3450

Attention: Gerry Williams

Telephone: (404) 736-7891

Email: Gerry.Williams@us.dlapiper.com

If to the Sponsor:

Address: 1308 Race Street Suite 200 Cincinnati, Ohio 45202

Attention: Darryl McCall

Telephone: (505) 820-0412

Email: darrylmccall@legacyacquisition.com

with a copy to:

DLA Piper

Address: 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309-3450

Attention: Gerry Williams

Telephone: (404) 736-7891

Email: Gerry.Williams@us.dlapiper.com

If to Stockholder Representative:

Address: 950 17th Street, Suite 1400, Denver, CO 80202

Attention: Managing Director

Telephone: (303) 648-4085

Email: deals@srsacquiom.com

12. Entire Agreement. This Agreement, the Business Combination Agreement, and the Ancillary Documents constitute the entire agreement among the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Annex G-5

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

LEGACY:
LEGACY ACQUISITION, CORP.
By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Title:	Chairman and Chief Executive Officer

SPONSOR:
LEGACY ACQUISITION SPONSOR I LLC
By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Title:	Managing Member

[Signature Page to Sponsor Support Agreement]

Annex G-6

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

STOCKHOLDER REPRESENTATIVE:
SHAREHOLDER REPRESENTATIVE SERVICES LLC
By:	/s/ Kimberley Angilly
Name:	Kimberley Angilly
Title:	Director

[Signature Page to Sponsor Support Agreement]

Annex G-7

Annex H

Execution Version

STOCKHOLDER SUPPORT AGREEMENT

This Stockholder Support Agreement (this “Agreement”) is made and entered into as of September 18, 2020, by and among Legacy Acquisition Corp., a Delaware corporation (“Buyer”) and the undersigned stockholder of Onyx Enterprises Int’l Corp., a New Jersey corporation (the “Company”), whose name appears on the signature pages hereto (“Company Stockholder”). Buyer and the Company Stockholder are sometimes referred to herein as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, on September 18, 2020, Buyer, Excel Merger Sub I, Inc., a Delaware corporation (“Merger Sub”), Excel Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub 2”), and the Company entered into a Business Combination Agreement (the “Business Combination Agreement”) pursuant to which, upon the terms and subject to the conditions set forth therein: (a) Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving the First Merger as a wholly owned subsidiary of Merger Sub 2 (the Company, in its capacity as the surviving corporation of the First Merger, is sometimes referred to as the “Surviving Corporation”), and (b) as soon as practicable, but in any event within 10 days following the First Merger, the Surviving Corporation will merge with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 being the surviving entity of the Second Merger. Each share of the Company’s capital stock issued and outstanding immediately prior to the First Effective Time will be cancelled and automatically converted into the right to receive the consideration specified in the Business Combination Agreement (such transaction, together with the Mergers and other transactions contemplated by the Business Combination Agreement, the “Transactions”); and

WHEREAS, the Company Stockholder agrees to enter into this Agreement with respect to all shares in the capital of the Company (including all Company Common Stock and Company Preferred Stock) (collectively, the “Company Shares”) that the Company Stockholder now or hereafter owns, beneficially (as such term is defined in Rule 13d-3 under the Exchange Act) or of record; and

WHEREAS, as of the date hereof, the Company Stockholder is the owner of, and/or has sole voting power (including, without limitation, by proxy or power of attorney) over, such number of Company Shares as are indicated opposite the Company Stockholder’s name on Schedule A attached hereto (all such Company Shares, together with any Company Shares of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) is hereafter acquired by the Company Stockholder during the period from the date hereof through the Expiration Time referred to herein as the “Subject Shares”); and

WHEREAS, as a condition to the willingness of Buyer to enter into the Business Combination Agreement and as an inducement and in consideration therefor, the Company Stockholder has agreed to enter into this Agreement; and

WHEREAS, each of Buyer and the Company Stockholder has determined that it is in its best interest to enter into this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1. Definitions. When used in this Agreement, the following terms in all of their tenses, cases and correlative forms shall have the meanings assigned to them in this Agreement. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement.

2. Agreement to Retain the Subject Shares.

2.1 No Transfer of Subject Shares. Until the earlier to occur of (a) the First Effective Time, (b) such date and time as the Business Combination Agreement shall be terminated in accordance with its terms, and (c) termination of this Agreement by mutual consent of the Buyer and the Company Stockholder (the “Expiration Time”), the Company Stockholder agrees not to (a) Transfer any Subject Shares or (b) deposit any Subject Shares into a voting trust or

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enter into a voting agreement with respect to any Subject Shares or grant any proxy (except as otherwise provided herein), consent or power of attorney with respect thereto (other than pursuant to this Agreement); provided, that if the Company Stockholder is an individual, by will, other testamentary document or under the laws of intestacy upon the death of the Company Stockholder; provided further, that such transferee of such Subject Shares evidences in a writing reasonably satisfactory to Buyer such transferee’s agreement to be bound by and subject to the terms and provisions hereof to the same effect as such transferring Company Stockholder.

2.2 Additional Purchases. Until the Expiration Time, the Company Stockholder agrees that any Subject Shares that the Company Stockholder purchases, that is issued by the Company or otherwise hereinafter acquired or with respect to which the Company Stockholder otherwise acquires sole or shared voting power (including, without limitation, by proxy or power of attorney) after the execution of this Agreement and prior to the Expiration Time, shall be subject to the terms and conditions of this Agreement to the same extent as if they were Subject Shares owned by the Company Stockholder as of the date hereof. Each of the Company Stockholder agrees, while this Agreement is in effect, to notify Buyer promptly in writing (including by e-mail) of the number of any additional Subject Shares acquired by the Company Stockholder, if any, after the date hereof.

2.3 Unpermitted Transfers. Any Transfer or attempted Transfer of any Subject Shares in violation of this Section 2 shall, to the fullest extent permitted by Applicable Law, be null and void ab initio.

3. Voting; Irrevocable Proxy; Dissenters’ Rights.

3.1 Voting of Subject Shares. Hereafter until the Expiration Time, the Company Stockholder hereby unconditionally and irrevocably agrees that, at any meeting of the stockholders of the Company (or any adjournment or postponement thereof), and in any action by written consent of the stockholders of the Company requested by the Company or otherwise undertaken as contemplated by the Transactions (which written consent shall be delivered promptly, and in any event within twenty four (24) hours, after the Company requests such delivery), the Company Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its Subject Shares to be counted as present thereat for purposes of establishing a quorum, and the Company Stockholder shall vote or provide consent (or cause to be voted or consented), in person or by proxy, all of its Subject Shares (a) (i) to approve and adopt the Business Combination Agreement and the Transactions, and (ii) in any other circumstances upon which a consent or other approval with respect to the Business Combination Agreement or the Transactions is sought, to vote, consent or approve (or cause to be voted, consented or approved) all of the Company Stockholder’s Subject Shares held at such time in favor of the foregoing and (b) against and withhold consent with respect to any merger, purchase of all or substantially all of the Company’s assets or other business combination transaction (other than the Business Combination Agreement and the Transactions), and any other proposal that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the Transactions in any material respect or would reasonably be expected to result in any of the Company’s closing conditions or obligations under the Business Combination Agreement not being satisfied. The Company Stockholder shall not commit or agree to vote or give instructions with respect to its Subject Shares inconsistent with the foregoing that would be effective prior to the Expiration Time.

3.2 Grant of Irrevocable Proxy. The Company Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact, Buyer, with full power of substitution and resubstitution, to vote the Subject Shares of the Company Stockholder in accordance with Section 3.1 prior to the Expiration Time at any annual or special meetings of the Company’s stockholders (or adjournments thereof) at which any of the matters described in Section 3.1 is to be considered, or to vote such Subject Shares by written consent in lieu of any such annual or special meeting. This proxy is coupled with an interest, is given as an additional inducement of Buyer to enter into the Business Combination Agreement and to consummate the Transactions and shall be irrevocable prior to the Expiration Time, at which time this proxy shall terminate. The Company Stockholder (solely in its capacity as such) hereby revokes any and all prior proxies relating to the matters contemplated in Section 3.1 (other than, for the avoidance of doubt, the proxy granted in the first sentence of this Section 3.2), and shall take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of the proxy granted in the first sentence of this Section 3.1.

3.3 Waiver of Dissenters’’ Rights. The Company Stockholder hereby waives, and agrees not to exercise or assert, any appraisal, dissenters’ or similar rights (including any such rights under Section 14A:11-1 of the New Jersey Business Corporation Act) in connection with the Transactions.

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4. Additional Agreements.

4.1 No Challenges. The Company Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Buyer, Merger Sub, Merger Sub 2, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Business Combination Agreement, or (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into the Business Combination Agreement.

4.2 Further Actions. The Company Stockholder agrees, while this Agreement is in effect, not to take or agree to commit to take any action that would make any representation and warranty of the Company Stockholder contained in this Agreement inaccurate in any material respect. The Company Stockholder further agrees that it shall use its commercially reasonable efforts to cooperate with Buyer and the Company to effect the transactions contemplated hereby and the Transactions.

4.3 Consent to Disclosure. The Company Stockholder hereby consents to the publication and disclosure in the Tender Offer Statement, in the Information Statement, and in any other SEC Document of Buyer (and, as and to the extent otherwise required by applicable securities laws or the SEC or any other securities authorities, any other documents or communications provided by Buyer or the Company to any Governmental Authority or to securityholders of Buyer) of the Company Stockholder’s identity and beneficial ownership of Subject Shares and the nature of the Company Stockholder’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by Buyer or the Company, a copy of this Agreement. The Company Stockholder will promptly provide any information reasonably requested by Buyer or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).

4.4 Release. The Company Stockholder, on the Company Stockholder’s behalf and on behalf of the Company Stockholder’s controlled Affiliates, in consideration for any and all actions to be taken by Buyer, Merger Sub, or Merger Sub 2 pursuant to or in connection with the Business Combination Agreement, (a) hereby, with effect from and after the Closing Date, (i) irrevocably, unconditionally and completely releases, acquits and forever discharges each of the Released Parties of and from any and all Claims and (ii) irrevocably, unconditionally and completely waives and relinquishes each and every Claim, in each case of clause (i) and clause (ii), that the Company Stockholder or any of its Affiliates may have had in the past, may now have or may have in the future against any of the Released Parties with respect to the Company Stockholder’s or its controlled Affiliates ownership, direct or indirect, of any equity interests in the Company (the “Released Claims”) and (b) shall cause its controlled Affiliates to do the same; provided, however, that the foregoing shall not be deemed to include rights of the Company Stockholder or of any of its Affiliates (i) under this Agreement, the Business Combination Agreement, any Ancillary Document, or any other written agreement entered into with Buyer or its Affiliates in connection with the Transactions, (ii) for any unpaid wages or compensation in connection with employment or service as a director with or employee of the Company that is earned and unpaid, or becomes due and payable as a result of, the Transactions, or (iii) relating to or arising from the pending Proceeding in the Superior Court of New Jersey, Chancery Division, Monmouth County, Docket No. MON-C-45-18, and the term “Released Claims” will not include such rights. For purposes of this Agreement, (x) the term “Claims” means all past, present and future actions, agreements, awards, causes of action, claims, damages, judgments, liabilities, losses, obligations, proceedings or rights, in each case of the foregoing, whether absolute or contingent, accrued or unaccrued, asserted or unasserted, determined or determinable, disclosed or undisclosed, due or to become due, foreseen or unforeseen, known or unknown, liquidated or unliquidated, matured or unmatured, suspected or unsuspected, at law or in equity, contractual or noncontractual, granted by statute or otherwise, in each case of the foregoing, to the extent arising (or based on events, facts, matters or circumstances occurring or existing) at any time prior to or at the Closing Date relating to the Transactions, and (y) the term “Released Parties” means the Company and its respective predecessors and successors (including the Surviving Company) and past, present and future assigns and Representatives. The Company Stockholder, on the Company Stockholder’s behalf and on behalf of its controlled Affiliates, represents and warrants to the Released Parties that neither the Company Stockholder nor any of its controlled Affiliates has sold, assigned, pledged, transferred, or otherwise disposed of (or agreed to sell, assign, pledge, transfer, or otherwise dispose of) any portion of any Released Claim (or any portion of any recovery or settlement to which Releasing Party or Affiliate may be entitled in connection with the Released Claims). The Company Stockholder shall not, and shall cause its Affiliates not to, assert, bring, commence or institute (or cause or permit to be asserted, brought commenced or instituted) any Claim against any Released Party relating to or based on, directly or indirectly, any Released Claim, and agrees, and shall cause its Affiliates to agree, that this Section 4.4 is,

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will constitute and may be pleaded as, as bar to any such Claim. The Company Stockholder acknowledges and agrees that it may hereafter discover facts different from or in addition to those now known, or believed to be true, regarding the subject matter of this Section 4.4 and further acknowledges and agrees that this Section 4.4 will remain in full force and effect, notwithstanding the existence of any different or additional facts. Each Released Party will be a third party beneficiary of the provisions contained in this Section 4.4.

5. Representations and Warranties of the Company Stockholder. The Company Stockholder hereby represents and warrants to Buyer as follows:

5.1 Organization and Good Standing. If the Company Stockholder is not an individual, it is duly organized and validly existing and in good standing under the laws of the jurisdiction in which it was organized.

5.2 Title. The Company Stockholder has good and valid title to all Subject Shares owned by it, free and clear of any Encumbrance (other than restrictions imposed by securities laws applicable to securities generally, and the obligations and restrictions arising under this Agreement and the Stockholders Agreement). Except for this Agreement and the Stockholders Agreement, the Company Stockholder has not: (a) entered into any voting agreement, voting trust or similar agreement with respect to any Subject Shares or other equity securities of the Company owned by the Company Stockholder, or (b) granted any proxy, consent or power of attorney with respect to any Subject Shares or other equity securities of the Company owned by the Company Stockholder (other than as contemplated by this Agreement). The Company Stockholder does not own any rights to purchase or acquire any other equity securities of the Company.

5.3 Authority and Authorization; Conflicts.

(a) If the Company Stockholder is an individual, he or she has full power, capacity and authority to enter into and perform his or her obligations under this Agreement and each Ancillary Document of the Company Stockholder. If the Company Stockholder is not an individual, it has the requisite power and authority to enter into and perform its obligations under this Agreement and each Ancillary Document of the Company Stockholder and no further corporate or similar action or approval by the Company Stockholder or any other Person is necessary for the execution, delivery or performance by the Company Stockholder of this Agreement or any Ancillary Document to which that Company Stockholder is a party. Assuming due authorization, execution and delivery by Buyer of this Agreement and each Ancillary Document of Buyer, this Agreement is, and each Ancillary Document of that Company Stockholder will be, the legal, valid and binding obligation of that Company Stockholder, enforceable against that Stockholder in accordance with its terms, except to the extent enforceability may be limited by any Enforcement Limitation.

(b) This Agreement has been duly and validly executed and delivered by the Company Stockholder (and, if the Company Stockholder is married and any of the Company Stockholder’s Subject Shares constitute community property or otherwise need spousal or other approval for this Agreement to be valid and binding, the Company Stockholder’s spouse), and constitutes a valid and binding agreement of the Company Stockholder enforceable against it in accordance with its terms. The execution and delivery by the Company Stockholder of this Agreement and of any Ancillary Document and consummation by the Company Stockholder of the transactions contemplated herein and the Transactions does not and will not (with or without the passage of time or giving of notice): (i) if the Company Stockholder is not an individual, constitute a breach of, violate, conflict with or give rise to or create any right or obligation under the Organizational Documents of that Company Stockholder; (ii) violate any Applicable Law; or (iii) result in the creation or imposition of any Encumbrance on the Company Shares owned by the Company Stockholder.

(c) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other person is required by or with respect to the Company Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Company Stockholder of the transactions contemplated hereby. If the Company Stockholder is a natural person, no consent of the Company Stockholder’s spouse is necessary under any “community property” or other Applicable Laws in order for the Company Stockholder to enter into and perform its obligations under this Agreement.

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5.4 Absence of Litigation. There is no Proceeding pending or, to the Knowledge of the Company Stockholder, Threatened against the Company Stockholder as of the date of this Agreement that would prevent or materially delay the performance by the Company Stockholder of its obligations under this Agreement or that would materially and adversely affect the ability of the Company or the Stockholders to consummate the transactions contemplated hereby or the Transactions.

5.5 Acquisition of Buyer Common Stock.

(a) The Company Stockholder is acquiring the shares of Buyer Common Stock under the Business Combination Agreement for investment, solely for the Company Stockholder’s own account and not with a view to, or for resale in connection with, any distribution or other disposition thereof in violation of the Securities Act or any applicable state securities law.

(b) The Company Stockholder understands that any Buyer Common Stock issued to it pursuant to the Transactions will be characterized as “restricted securities” under the U.S. federal securities laws, inasmuch as they are being acquired from Buyer in a transaction not involving a public offering, and that under Applicable Laws such Buyer Common Stock may not be resold without registration under the Securities Act, except in certain limited circumstances. The Company Stockholder represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Company Stockholder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including the time and manner of sale, the holding period for the Buyer Common Stock, and on requirements relating to Buyer that are outside the Company Stockholder’s control, and which Buyer is under no obligation and may not be able to satisfy.

(c) The Company Stockholder has such knowledge, skill and experience in business, financial and investment matters that it is capable of evaluating the merits and risks of an investment in Buyer Common Stock. With the assistance of the Company Stockholder’s own professional advisors, to the extent that the Company Stockholder has deemed appropriate, the Company Stockholder has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in Buyer Common Stock and the consequences of this Agreement and the Business Combination Agreement. The Company Stockholder has considered the suitability of Buyer Common Stock as an investment in light of its own circumstances and financial condition and the Company Stockholder is able to bear the risks associated with an investment in Buyer Common Stock.

(d) The Company Stockholder acknowledges that neither Buyer nor the Company has made, and does not make, any representation or warranty to the Company Stockholder, whether express or implied, of any kind or character except as expressly set forth in this Agreement.

5.6 Brokers. Such Stockholder does not have any Liability to any broker, finder or similar intermediary in connection with the transactions contemplated herein that would cause Buyer or the Company to become liable for payment of any fee or expense with respect thereto.

5.7 Reliance by Buyer. The Company Stockholder understands and acknowledges that Buyer is entering into the Business Combination Agreement in reliance upon the Company Stockholder’s execution and delivery of this Agreement. The Company Stockholder acknowledges that the agreements contained herein with respect to the Subject Shares held by the Company Stockholder are irrevocable.

6. Termination. This Agreement shall terminate upon the earliest to occur of (a) the Expiration Time and (b) as to the Company Stockholder, the mutual written agreement of Buyer and the Company Stockholder; provided, however, that the obligations set forth in Sections 4.4, 7.2, 8.2, 8.11, 8.12, 8.13 and 8.14 of this Agreement shall survive such termination and continue until fully performed in accordance with their terms.

7. Additional Obligations of the Company Stockholder.

7.1 Obligations Through the Expiration Date. Until the Expiration Time, the Company Stockholder in its capacity as such agrees to comply with the obligations of the Company and of the Company’s Representatives and Affiliates contained in Sections 6.5 and 7.2 of the Business Combination Agreement as if they were parties thereto.

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7.2 Continuing Obligations. Through and after the Expiration Date, the Company Stockholder in its capacity as such agrees to comply with the obligations of the Company and of the Company’s Representatives and Affiliates contained in Section 6.4 of the Business Combination Agreement as if it were a party thereto.

8. Miscellaneous.

8.1 Further Assurances. From time to time, at another Party’s request and without further consideration, each Party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement and the Transactions.

8.2 Fees and Expenses. Each of the Parties shall be responsible for its own fees and expenses (including, the fees and expenses of investment bankers, accountants and counsel) in connection with the entering into of this Agreement and the consummation of the transactions contemplated hereby and the Transactions.

8.3 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Buyer any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares.

8.4 Amendments, Waivers. This Agreement may not be amended except by an instrument in writing signed by each of the Parties hereto. At any time prior to the First Effective Time, Buyer may (a) extend the time for the performance of any obligation or other act of the Company Stockholder, (b) waive any inaccuracy in the representations and warranties of the Company Stockholder contained herein or in any document delivered by the Company Stockholder pursuant hereto and (c) waive compliance with any agreement of the Company Stockholder or any condition to their obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by Buyer.

8.5 Notices. All notices, requests, permissions, waivers, consents, and other communications hereunder must be in writing and will be deemed to have been given only (a) three Business Days following sending by registered or certified mail, postage prepaid, (b) when sent, if sent by facsimile transmission (provided that (i) the sender receives confirmation that the delivery was successful, (ii) such notice or communication is promptly thereafter delivered in accordance with clause (a), (c), or (d), and (iii) if such notice is received after 5:00 p.m. local time at the location of the recipient or is sent on a day other than a Business Day, such notice will be deemed given as of 9:00 a.m. local time at the location of the recipient on the next succeeding Business Day), (c) when delivered, if delivered personally to the intended recipient, or (d) one Business Day following sending by overnight delivery via a national courier service (receipt requested) and, in each case, addressed to a Party at the following address for such Party:

if to Buyer:

Legacy Acquisition Corp.

1308 Race Street, Suite 200

Cincinnati, OH 45202

Attention: Darryl McCall

Email: darrylmccall@legacyacquisition.com

with copies (which shall not constitute notice) to:

Graydon Head & Ritchey LLP

312 Walnut Street, 18th Floor

Cincinnati, OH 45202

Attention: Richard G. Schmalzl

Facsimile: (513) 651-3836

Email: rschmalzl@graydon.law

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if to the Company Stockholder, to the address for notice set forth on Schedule A hereto, with a copies (which shall not constitute notice) to:

Faegre Drinker Biddle & Reath LLP

600 Campus Drive

Florham Park, NJ 07932

Attention: James M. Fischer

Facsimile: (973) 360-9831

Email: james.fischer@faegredrinker.com

and

Faegre Drinker Biddle & Reath LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

Attention: Jonathan R. Zimmerman and Kate Sherburne

Facsimile: (612) 766-1600

Email: jon.zimmerman@faegredrinker.com

kate.sherburne@faegredrinker.com

or to such other address, facsimile or email as is furnished in writing by any such Party to the other Party in accordance with the provisions of this Section 8.5.

8.6 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

8.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby or any of the other Transactions is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

8.8 Entire Agreement; Assignment. This Agreement and the schedules hereto (together with each Ancillary Document to which the Parties hereto are parties, to the extent referred to herein) constitutes the entire agreement among the Parties with respect to the subject matter hereof and, except for the Stockholders Agreement, supersede all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof. Except for transfers permitted by Section 2.1, this Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise) by any Party without the prior express written consent of the other Parties hereto.

8.9 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

8.10 Interpretation.

(a) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the definitions contained in this agreement are applicable to the other grammatical forms of such terms, (iv) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement, (v) the terms “Section” and “Schedule” refer to the specified Section or Schedule of or to this Agreement, (vi) the word “including” means “including without limitation,” (vii) the word “or” shall be disjunctive but not exclusive, (viii) the word “person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, without limitation, a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a

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government, and references to a person are also to its permitted successors and assigns, (ix), an “affiliate” of a specified person means a person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person, (x) references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto and references to any Applicable Law shall include all rules and regulations promulgated thereunder and (xi) references to any Applicable Law shall be construed as including all statutory, legal, and regulatory provisions consolidating, amending or replacing such Applicable Law.

(b) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent and no rule of strict construction shall be applied against any Party.

8.11 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All legal actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court; provided, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The Parties hereby (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any action arising out of or relating to this Agreement brought by any Party, and (b) agree not to commence any action relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient. Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the action in any such court is brought in an inconvenient forum, (ii) the venue of such action is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

8.12 Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, and, accordingly, that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the Court of Chancery of the State of Delaware or, if that court does not have jurisdiction, any court of the United States located in the State of Delaware without proof of actual damages or otherwise, in addition to any other remedy to which they are entitled at law or in equity as expressly permitted in this Agreement. Each of the Parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Applicable Law to post security or a bond as a prerequisite to obtaining equitable relief.

8.13 Waiver of Jury Trial. Each of the Parties hereby waives to the fullest extent permitted by Applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the Parties (a) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other Parties hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 8.13.

8.14 Negotiation of this Agreement. No Party hereto, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing or enforcing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any Party, and no presumption or burden of proof will arise favoring or disfavoring any Person by virtue of its authorship of any provision of this Agreement.

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8.16 Counterparts; Electronic Delivery. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery by email to counsel for the other Parties of a counterpart executed by a Party shall be deemed to meet the requirements of the previous sentence.

8.17 Directors and Officers. Nothing in this Agreement shall be construed to impose any obligation or limitation on votes or actions taken by any director, officer, employee, agent, designee or other representative of the Company Stockholder or by the Company Stockholder if he or she is a natural person, in each case, in his or her capacity as a director or officer of the Company or any of its Subsidiaries. The Company Stockholder is executing this Agreement, and this Agreement only applies to the Company Stockholder, solely in such capacity as a record or beneficial holder of Company Shares.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties hereto have caused this Stockholder Support Agreement to be executed as of the date first set forth above.

BUYER:

LEGACY ACQUISITION CORP.

By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Its:	Chairman and Chief Executive Officer

Annex H-10

IN WITNESS WHEREOF, the Parties hereto have caused this Stockholder Support Agreement to be executed as of the date first set forth above.

COMPANY STOCKHOLDER:

[•]

By:
Name:	[•]
Its:	[•]

[Signature Page to Stockholder Support Agreement]

Annex H-11

Schedule A

	Subject Shares
Company Stockholder Name	Common Shares	Preferred Shares
Onyx Enterprises Canada Inc.	217	1,000,000
Roman Gerashenko	100	0
Stanislav Royzenshteyn	100	0
Total:	417	1,000,000

Annex H-12

Schedule of Omitted Documents

1.      Stockholder Support Agreement, dated as of September 18, 2020, by and between Legacy Acquisition Corp. and Onyx Enterprises Canada Inc.

2.      Stockholder Support Agreement, dated as of September 18, 2020, by and between Legacy Acquisition Corp. and Roman Gerashenko.

3.      Stockholder Support Agreement, dated as of September 18, 2020, by and between Legacy Acquisition Corp. and Stanislav Royzenshteyn.

Annex H-13

Annex I

Execution Version

AMENDED AND RESTATED
LOCK-UP AGREEMENT

THIS AMENDED AND RESTATED LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of September 18, 2020, by and between Legacy Acquisition Sponsor I LLC, a Delaware limited liability company (“Sponsor”), and Legacy Acquisition Corp., a Delaware corporation (the “Buyer”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Business Combination Agreement (as defined below).

WHEREAS, on or about the date hereof, Buyer, Excel Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Buyer and directly owned subsidiary of Merger Sub 2 (“Merger Sub”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Buyer (“Merger Sub 2”), Onyx Enterprises Int’l Corp., a New Jersey corporation (the “Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative, entered into that certain Business Combination Agreement (as amended, modified or supplemented from time to time in accordance with the terms thereof, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement and subject to the terms and conditions thereof, among other matters, (a) Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “First Surviving Company”) as a direct wholly owned Subsidiary of Merger Sub 2, and an indirect wholly owned subsidiary of the Buyer; and (b) the First Surviving Company will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity as a wholly owned subsidiary of the Buyer;

WHEREAS, as of the date hereof, Sponsor is a holder of no shares of the Buyer’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) and 7,500,000 shares of the Buyer’s Class F Common Stock, par value $0.0001 per share (the “Class F Common Stock,” and together with the Class A Common Stock, the “Common Stock”); and

WHEREAS, pursuant to the Business Combination Agreement, and in view of the valuable consideration to be received by Sponsor thereunder, the parties desire to enter into this Agreement, pursuant to which all of Sponsor’s Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (collectively, the “Restricted Securities”).

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Lock-Up Provisions.

(a) Sponsor hereby agrees not to, during the period commencing on the Closing Date and ending upon the earlier of (i) the first anniversary of the Closing Date, (ii) the date, following the 180th day after the Closing Date, on which the VWAP of the Class A Common Stock equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), (iii) the date, following the 270th day after the Closing Date, on which the VWAP of the Class A Common Stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), or (iv) the Buyer’s completion of a liquidation, merger, stock exchange or other similar transaction that results in all of the Buyer’s stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property (the “Lock-Up Period”), (x) sell, offer to sell, contract to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidation with respect to or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder with respect to such security, (y) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any such security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (z) publicly announce any intention to effect any

Annex I-1

transaction specified in clause (x) or (y) (each, a “Prohibited Transfer”). The foregoing sentence shall not apply to the transfer of any or all of the Restricted Securities owned by Sponsor (i) as a distribution to its partners, stockholders or members or (ii) if consented to in advance by the Post-Closing Buyer Board; provided, however, that in the case of clause (i), the permitted transferee must enter into a written agreement agreeing to be bound by these transfer restrictions to the extent and for the duration that such terms remain in effect at the time of such transfer.

“VWAP” means the volume weighted average per share price for the Class A Common Stock on the New York Stock Exchange (or if the Class A Common Stock is not then listed on the New York Stock Exchange, then on such other stock exchange or market on which such shares are then listed) from 9:30 a.m. to 4:00 p.m. Eastern Time for any 20-day trading period, as reported by Bloomberg Financial Markets.

(b) If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and the Buyer shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, the Buyer may cause its transfer agent for the Restricted Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Restricted Securities for which Sponsor is the record holder and, in the case of Restricted Securities for which Sponsor is the beneficial holder but not the record holder, Sponsor agrees during the applicable Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Restricted Securities, if such transfer would constitute a violation or breach of this Agreement.

(c) During the applicable Lock-Up Period, each certificate evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN AN AMENDED AND RESTATED LOCK-UP AGREEMENT, DATED AS OF SEPTEMBER 18, 2020, BY AND BETWEEN THE ISSUER OF SUCH SECURITIES (THE “ISSUER”) AND THE ISSUER’S SECURITY HOLDER NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(d) For the avoidance of any doubt, Sponsor shall retain all of its rights as a stockholder of the Buyer with respect to the Restricted Securities during the Lock-Up Period, including the right to vote any Restricted Securities, but subject to the obligations under the Business Combination Agreement.

2. Miscellaneous.

(a) Termination of Business Combination Agreement. This Agreement shall be binding upon Sponsor upon Sponsor’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and become null and void, and the parties shall have no obligations hereunder.

(b) Binding Effect; Assignment. This Agreement and the rights, duties and obligations of the Buyer hereunder may not he assigned or delegated by the Buyer in whole or in part. Sponsor may not assign or delegate its rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Restricted Securities to a permitted transferee. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of Sponsor.

(c) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d) Governing Law; Venue; Waiver of Jury Trial. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO

Annex I-2

AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THE AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(e) Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Buyer, to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, OH 45202, Attention: William Finn, email: billfinn@legacyacquisition.com, and, if to Sponsor, to: Legacy Acquisition Sponsor I LLC, 1308 Race Street, Suite 200, Cincinnati, OH 45202, Attention: Darryl McCall, email: darrylmccall@legacyacquisition.com. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 2(e).

(f) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Buyer and Sponsor. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(g) Specific Performance. Sponsor acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by Sponsor, money damages will be inadequate and the Buyer will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by Sponsor in accordance with their specific terms or were otherwise breached. Accordingly, the Buyer shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by Sponsor and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(h) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Business Combination Agreement or any Ancillary Document.

(i) Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(j) Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

[Signature Pages Follow]

Annex I-3

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

BUYER:
LEGACY ACQUISITION CORP.,
a Delaware corporation
By:	/s/ Edwin J. Rigaud
Name: Edwin J. Rigaud
Title: Chief Executive Officer

SPONSOR:
Legacy Acquisition Sponsor I LLC,
a Delaware limited liability company
By:	/s/ Edwin J. Rigaud
Name: Edwin J. Rigaud
Title: Managing Member

[Signature Page to Amended and Restated Lock-Up Agreement]

Annex I-4

Annex J

WARRANT HOLDER SUPPORT AGREEMENT

This WARRANT HOLDER SUPPORT AGREEMENT (this “Agreement”), dated as of September 18, 2020, is made and entered into by and between [•], a [•] (together with its successors, the “Holder”), and Legacy Acquisition Corp., a Delaware corporation (“Legacy”). Holder and Legacy shall be referred to herein from time to time collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, Legacy, Onyx Enterprises Int’l Corp., a New Jersey corporation and an indirect wholly owned Subsidiary of Buyer and directly owned Subsidiary of Merger Sub 2 (“Merger Sub”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned Subsidiary of Buyer (“Merger Sub 2”), Onyx Enterprises Int’l, Corp., a New Jersey corporation (the “Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative, entered into that certain Business Combination Agreement, dated as of September 18, 2020 (the “Business Combination Agreement”) and any terms not defined herein shall have the meanings given to them in the Business Combination Agreement;

WHEREAS, as of the date hereof, the Holder is the record and beneficial owner (such record and beneficial ownership, to “Own”, “Ownership” of, be the “Owner” of or be “Owned” by) of [•] Warrants that were issued to investors in Buyer’s initial public offering (the “Buyer Public Warrants”);

WHEREAS, the Business Combination Agreement provides that Buyer will use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding Buyer Public Warrants (the “Approval”) to amend that certain Warrant Agreement between Buyer and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (as amended from time to time, the “Warrant Agreement”), to provide, among other things, that each outstanding Buyer Public Warrant and each of the 2,912,230 outstanding Buyer Private Placement Warrants not owned by the Buyer Sponsor shall no longer be exercisable to purchase one-half of a share of Buyer Common Stock for $5.75 per half-share (subject to adjustment as provided in the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Buyer Common Stock, (ii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Buyer Common Stock, or (iii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $44,000,000, $0.18 in cash and 0.082 of a share of Buyer Common Stock (the “Public Warrant Amendment” and, together with the Private Warrant Amendment as defined in the Business Combination Agreement, the “Warrant Amendments”); and

WHEREAS, the Business Combination Agreement contemplates that the Parties will enter into this Agreement concurrently with the entry into the Business Combination Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Representations and Warranties. The Holder represents and warrants to Buyer that the following statements are true and correct:

The Holder has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder. This Agreement has been duly and validly executed and delivered by the Holder and constitutes a valid, legal and binding agreement of the Holder, enforceable against the Holder in accordance with its terms.

(a) The Holder is the Owner of [•] Public Warrants (the “Subject Warrants”) as of the date hereof, which constitutes all of the warrants in Buyer held by the Holder and its Affiliates as of the date hereof. The Holder has valid, good and marketable title to the Subject Warrants, free and clear of all Encumbrances (other than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under

Annex J-1

Applicable Law or under the certificate of incorporation or bylaws of Buyer). Except for this Agreement, the Holder is not party to any option, warrant, purchase right, or other contract or commitment that could require the Holder to sell, transfer, or otherwise dispose of the Subject Warrants. Except as set forth in this Agreement, the Holder is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Subject Warrants and the Holder has sole voting power and sole dispositive power with respect to all Subject Warrants, with no restrictions on the Holder’s rights of voting or disposition pertaining thereto and no Person other than the Holder has any right to direct or approve the voting or disposition of any of the Subject Warrants.

(b) The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby do not: (i) conflict with or result in any breach of any provision of the governing documents of the Holder, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Holder is a party or by which its properties or assets may be bound, (iii) violate any Order or Applicable Law of any Governmental Authority applicable to the Holder or its Subsidiaries, or any of their respective properties or assets (including the Subject Warrants), as applicable, or (iv) result in the creation of any Encumbrance (other than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under Applicable Law or under the certificate of incorporation or bylaws of Buyer) upon its assets (including the Subject Warrants), except in the case of clauses (ii), (iii) and (iv) above, for violations which would not reasonably be expected to materially impact, impair or delay or prevent the ability of the Holder to consummate the transactions contemplated by this Agreement or have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

2. Agreements of Holder.

(a) Voting. The Holder hereby irrevocably and unconditionally agrees that from the date hereof, unless and until this Agreement is terminated in accordance with its terms, the Holder shall affirmatively vote all Subject Warrants (or cause them to be voted) or, if applicable, execute written consents in respect thereof, (i) for the adoption of the Warrant Amendments, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that Holder knows would result in a breach of any representation, warranty, covenant, agreement or other obligation of Buyer set forth in the Business Combination Agreement, or of the Holder contained in this Agreement, and (iii) against any agreement (including, without limitation, any amendment of any agreement), amendment or other Buyer action that is intended or would reasonably be expected to prevent, impede, interfere with or delay obtaining the Approval, consummating the Warrant Amendments or any of the other transactions contemplated by the Business Combination Agreement. Any such vote shall be cast (or such written consent shall be given) by the Holder in accordance with such procedures relating thereto so as to ensure that such vote (or written consent) is duly counted, including for purposes of establishing and determining that a quorum is present and for purposes of duly recording the results of such vote (or written consent). The Holder shall retain at all times the right to vote all Subject Warrants in its sole discretion and without any other limitation on those matters other than those set forth in this Section 2(a) that are at any time, or from time to time, presented for consideration to and for a vote by the holders of Buyer Public Warrants generally.

(b) Exchange. Unless this Agreement shall have been terminated in accordance with its terms, the Holder shall (i) as promptly as legally permissible and in any event not later than the second (2nd) Business Day next following the effectiveness of the Warrant Amendments, validly exchange (or cause to be exchanged) all of the Subject Warrants in accordance with the terms of the Warrant Amendments, and (ii) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so exchanged[; provided, further, to the extent Buyer determines, in its sole discretion, that it is advisable to conduct a tender offer for the Buyer Public Warrants for the same consideration contemplated by the Warrant Amendments (the “Offer”) instead of obtaining the Approval, the Holder shall (x) as promptly as practicable and in any event not later than the second (2nd) Business Day following the commencement of such Offer, validly tender (or cause to be tendered) into the Offer all of the Subject Warrants, pursuant to and in accordance with the terms of the Offer, and (y) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so tendered pursuant to the Offer].1

____________

1         This language is omitted from the Longfellow Agreement and the Millais Agreement (each as defined in the Schedule of Omitted Documents).

Annex J-2

(c) Publication. [To the extent such publication and disclosure is required,]2 The Holder hereby consents to Buyer publishing and disclosing in the Warrant Information Statement and related SEC documents the Holder’s identity and ownership of Subject Warrants and the nature of the Holder’s commitments, arrangements and understandings pursuant to this Agreement.

(d) [After Acquired Securities. Any and all Buyer Public Warrants and Buyer Private Placement Warrants as to which the Holder acquires Ownership after the date hereof and prior to termination of this Agreement shall constitute Subject Warrants, as applicable, for all purposes of this Agreement.]3

3. Covenants.

(a) Subject to the terms and conditions of this Agreement, the Holder hereby unconditionally and irrevocably agrees to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by Section 2 of this Agreement.

(b) From the date hereof until the earlier of the Closing and the termination of the Business Combination Agreement in accordance with its terms, the Holder hereby unconditionally and irrevocably agrees that it shall not, without the prior written consent of Buyer, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, with respect to any Subject Warrants Owned by it, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Warrants or any securities convertible into, or exercisable, or exchangeable for, Subject Warrants Owned by it, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, (iii) except as provided by this Agreement, deposit any Subject Warrants into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Subject Warrants, or (iv) publicly announce any intention to effect any transaction specified in clauses (i), (ii) or (iii).

(c) Until any termination of this Agreement in accordance with its terms, the Holder shall promptly notify Buyer of the number of Buyer Public Warrants and Buyer Private Placement Warrants, if any, as to which the Holder acquires Ownership after the date hereof.

4. Termination. This Agreement shall terminate, and have no further force and effect, if the Business Combination Agreement is terminated in accordance with its terms prior to the Closing.

5. Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

6. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Party hereto. Any attempted assignment of this Agreement not in accordance with the terms of this Section 6 shall be void.

7. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, all of the Parties hereto.

8. Governing Law. This Agreement shall be governed by the internal law of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

____________

2         This language is added to the Millais Agreement (as defined in the Schedule of Omitted Documents).

3         This provision is omitted from the Longfellow Agreement (as described in the Schedule of Omitted Documents).

Annex J-3

9. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

10. Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery; (b) if by email, on the date that transmission is confirmed electronically, if by 4:00PM on a Business Day, addressee’s day and time, and otherwise on the first Business Day after the date of such confirmation; or (c) five (5) days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective Parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a Party shall specify to the others in accordance with these notice provisions:

If to Buyer:

Address: 1308 Race Street Suite 200 Cincinnati, Ohio 45202

Attention: Darryl McCall

Telephone: +1 (505) 820-0412

Email: darrylmccall@legacyacquisition.com

with a copy to:

DLA Piper LLP (US)

Address: 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309-3450

Attention: Gerry Williams

Telephone: 1 (404) 736-7891

Email: Gerry.Williams@us.dlapiper.com

If to the Holder:

Address: [•]

Attention: [•]

Telephone: [•]

Email: [•]

11. Entire Agreement. This Agreement, the Business Combination Agreement and any Ancillary Documents to which the Holder is subject or bound constitute the entire agreement among the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Annex J-4

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

LEGACY:
LEGACY ACQUISITION, CORP.
By:
Name:	Edwin J. Rigaud
Title:	Chairman and Chief Executive Officer

HOLDER:
[•]
By:
Name:
Title:

Annex J-5

Schedule of Omitted Documents

1.      Warrant Holder Support Agreement, dated as of September 18, 2020, by and between Kepos Alpha Master L.P. and Legacy Acquisition Corp., a Delaware corporation (the “Kepos Agreement”).

2.      Warrant Holder Support Agreement, dated as of September 18, 2020, by and between Longfellow Investment Management Co., LLC and Legacy Acquisition Corp., a Delaware corporation (the “Longfellow Agreement”).

3.      Warrant Holder Support Agreement, dated as of September 18, 2020, by and between Alyeska Master Fund, L.P. and Legacy Acquisition Corp., a Delaware corporation (the “Alyeska Agreement”).

4.      Warrant Holder Support Agreement, dated as of September 18, 2020, by and between Millais Limited and Legacy Acquisition Corp., a Delaware corporation (the “Millais Agreement”).

5.      Warrant Holder Support Agreement, dated as of September 18, 2020, by and between Linden Advisors LP and Legacy Acquisition Corp., a Delaware corporation (the “Linden Agreement”).

6.      Warrant Holder Support Agreement, dated as of September 18, 2020, by and between Magnetar Structured Credit Fund, LP and Legacy Acquisition Corp., a Delaware corporation (the “Magnetar Structured Agreement”).

7.      Warrant Holder Support Agreement, dated as of September 18, 2020, by and between Magnetar Constellation Master Fund, Ltd and Legacy Acquisition Corp., a Delaware corporation (the “Magnetar Constellation Agreement”).

Annex J-6

Annex K

WARRANT HOLDER SUPPORT AGREEMENT

This WARRANT HOLDER SUPPORT AGREEMENT (this “Agreement”), dated as of September 18, 2020, is made and entered into by and between Lawrence Financial LLC (together with his successors, the “Holder”), and Legacy Acquisition Corp., a Delaware corporation (“Legacy”). Holder and Legacy shall be referred to herein from time to time collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, Legacy, Onyx Enterprises Int’l Corp., a New Jersey corporation and an indirect wholly owned Subsidiary of Buyer and directly owned Subsidiary of Merger Sub 2 (“Merger Sub”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned Subsidiary of Buyer (“Merger Sub 2”), Onyx Enterprises Int’l, Corp., a New Jersey corporation (the “Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative, entered into that certain Business Combination Agreement, dated as of September 18, 2020 (the “Business Combination Agreement”) and any terms not defined herein shall have the meanings given to them in the Business Combination Agreement;

WHEREAS, as of the date hereof, the Holder is the record and beneficial owner (such record and beneficial ownership, to “Own”, “Ownership” of, be the “Owner” of or be “Owned” by) of 486,001 Warrants that were issued to investors in Buyer’s initial public offering (the “Buyer Public Warrants”);

WHEREAS, the Business Combination Agreement provides that Buyer will use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding Buyer Public Warrants (the “Approval”) to amend that certain Warrant Agreement between Buyer and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (as amended from time to time, the “Warrant Agreement”), to provide, among other things, that each outstanding Buyer Public Warrant and each of the 2,912,230 outstanding Buyer Private Placement Warrants not owned by the Buyer Sponsor shall no longer be exercisable to purchase one-half of a share of Buyer Common Stock for $5.75 per half-share (subject to adjustment as provided in the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Buyer Common Stock, (ii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Buyer Common Stock, or (iii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $44,000,000, $0.18 in cash and 0.082 of a share of Buyer Common Stock (the “Public Warrant Amendment” and, together with the Private Warrant Amendment as defined in the Business Combination Agreement, the “Warrant Amendments”); and

WHEREAS, the Business Combination Agreement contemplates that the Parties will enter into this Agreement concurrently with the entry into the Business Combination Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Representations and Warranties. The Holder represents and warrants to Buyer that the following statements are true and correct:

(a) The Holder has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder. This Agreement has been duly and validly executed and delivered by the Holder and constitutes a valid, legal and binding agreement of the Holder, enforceable against the Holder in accordance with its terms.

(b) The Holder is the Owner of 486,001 Public Warrants (the “Subject Warrants”) as of the date hereof, which constitutes all of the warrants in Buyer held by the Holder and its Affiliates as of the date hereof. The Holder has valid, good and marketable title to the Subject Warrants, free and clear of all Encumbrances (other than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under

Annex K-1

Applicable Law or under the certificate of incorporation or bylaws of Buyer). Except for this Agreement, the Holder is not party to any option, warrant, purchase right, or other contract or commitment that could require the Holder to sell, transfer, or otherwise dispose of the Subject Warrants. Except as set forth in this Agreement, the Holder is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Subject Warrants and the Holder has sole voting power and sole dispositive power with respect to all Subject Warrants, with no restrictions on the Holder’s rights of voting or disposition pertaining thereto and no Person other than the Holder has any right to direct or approve the voting or disposition of any of the Subject Warrants.

(c) The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby do not: (i) conflict with or result in any breach of any provision of the governing documents of the Holder, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Holder is a party or by which its properties or assets may be bound, (iii) violate any Order or Applicable Law of any Governmental Authority applicable to the Holder or its Subsidiaries, or any of their respective properties or assets (including the Subject Warrants), as applicable, or (iv) result in the creation of any Encumbrance (other than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under Applicable Law or under the certificate of incorporation or bylaws of Buyer) upon its assets (including the Subject Warrants), except in the case of clauses (ii), (iii) and (iv) above, for violations which would not reasonably be expected to materially impact, impair or delay or prevent the ability of the Holder to consummate the transactions contemplated by this Agreement or have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

2. Agreements of Holder.

(a) Voting. The Holder hereby irrevocably and unconditionally agrees that from the date hereof, unless and until this Agreement is terminated in accordance with its terms, the Holder shall affirmatively vote all Subject Warrants (or cause them to be voted) or, if applicable, execute written consents in respect thereof, (i) for the adoption of the Warrant Amendments, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that Holder knows would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Holder contained in this Agreement, and (iii) against any agreement (including, without limitation, any amendment of any agreement), amendment or other Buyer action that is intended or would reasonably be expected to prevent, impede, interfere with or delay obtaining the Approval or consummating the Warrant Amendments. Any such vote shall be cast (or such written consent shall be given) by the Holder in accordance with such procedures relating thereto so as to ensure that such vote (or written consent) is duly counted, including for purposes of establishing and determining that a quorum is present and for purposes of duly recording the results of such vote (or written consent). The Holder shall retain at all times the right to vote all Subject Warrants in its sole discretion and without any other limitation on those matters other than those set forth in this Section 2(a) that are at any time, or from time to time, presented for consideration to and for a vote by the holders of Buyer Public Warrants generally.

(b) Exchange. Unless this Agreement shall have been terminated in accordance with its terms, the Holder shall (i) as promptly as legally permissible and in any event not later than the second (2nd) Business Day next following the effectiveness of the Warrant Amendments, validly exchange (or cause to be exchanged) all of the Subject Warrants in accordance with the terms of the Warrant Amendments, and (ii) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so exchanged; provided, further, to the extent Buyer determines, in its sole discretion, that it is advisable to conduct a tender offer for the Buyer Public Warrants for the same consideration contemplated by the Warrant Amendments (the “Offer”) instead of obtaining the Approval, the Holder shall (x) as promptly as practicable and in any event not later than the second (2nd) Business Day following the commencement of such Offer, validly tender (or cause to be tendered) into the Offer all of the Subject Warrants, pursuant to and in accordance with the terms of the Offer, and (y) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so tendered pursuant to the Offer.

(c) Publication. The Holder hereby consents to Buyer publishing and disclosing in the Warrant Information Statement and related SEC documents the Holder’s identity and ownership of Subject Warrants and the nature of the Holder’s commitments, arrangements and understandings pursuant to this Agreement.

Annex K-2

(d) After Acquired Securities. Any and all Buyer Public Warrants and Buyer Private Placement Warrants as to which the Holder acquires Ownership after the date hereof and prior to termination of this Agreement shall constitute Subject Warrants, as applicable, for all purposes of this Agreement.

3. Covenants.

(a) Subject to the terms and conditions of this Agreement, the Holder hereby unconditionally and irrevocably agrees to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by Section 2 of this Agreement.

(b) From the date hereof until the earlier of the Closing and the termination of the Business Combination Agreement in accordance with its terms, the Holder hereby unconditionally and irrevocably agrees that it shall not, without the prior written consent of Buyer, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, with respect to any Subject Warrants Owned by it, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Warrants or any securities convertible into, or exercisable, or exchangeable for, Subject Warrants Owned by it, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, (iii) except as provided by this Agreement, deposit any Subject Warrants into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Subject Warrants, or (iv) publicly announce any intention to effect any transaction specified in clauses (i), (ii) or (iii).

(c) Until any termination of this Agreement in accordance with its terms, the Holder shall promptly notify Buyer of the number of Buyer Public Warrants and Buyer Private Placement Warrants, if any, as to which the Holder acquires Ownership after the date hereof.

4. Termination. This Agreement shall terminate, and have no further force and effect, if the Business Combination Agreement is terminated in accordance with its terms prior to the Closing.

5. Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

6. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Party hereto. Any attempted assignment of this Agreement not in accordance with the terms of this Section 6 shall be void.

7. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, all of the Parties hereto.

8. Governing Law. This Agreement shall be governed by the internal law of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

9. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

10. Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery; (b) if by email, on the date that transmission is confirmed electronically, if by 4:00PM on a Business Day, addressee’s day and time, and otherwise on the first Business Day after the date of such confirmation; or (c) five (5) days after mailing by certified or registered mail,

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return receipt requested. Notices shall be addressed to the respective Parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a Party shall specify to the others in accordance with these notice provisions:

If to Buyer:

Address: 1308 Race Street Suite 200 Cincinnati, Ohio 45202

Attention: Darryl McCall

Telephone: +1 (505) 820-0412

Email: darrylmccall@legacyacquisition.com

with a copy to:

DLA Piper LLP (US)

Address: 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309-3450

Attention: Gerry Williams

Telephone: 1 (404) 736-7891

Email: Gerry.Williams@us.dlapiper.com

If to the Holder:

c/o Martin Oliner

Address: 105 Central Avenue

Lawrence, New York 11559

Telephone: 1 (516) 984-5888

Email: martinoliner@gmail.com

11. Representations and Warranties of Legacy. The execution and delivery of this Agreement and the consummation of all transactions contemplated hereby have been duly authorized by all necessary action on the part of Legacy. This Agreement has been duly and validly executed and delivered by Legacy and constitutes a valid, legal and binding agreement of Legacy, enforceable against Legacy in accordance with its terms.

12. Recitals. The Recitals to this Agreement are incorporated herein by reference and made part of this Agreement. For the avoidance of doubt, each Subject Warrant shall be entitled to be converted into the right to receive the same amount of cash and a portion of a share of Class A Common Stock (or, if applicable, the same right of election) as each Public Warrant held by any other holder that is party to a warrant holder support agreement.

13. Entire Agreement. This Agreement and the Business Combination Agreement constitute the entire agreement among the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

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Annex K-4

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

BUYER:
LEGACY ACQUISITION, CORP.
By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Title:	Chairman and Chief Executive Officer

HOLDER:
LAWRENCE FINANCIAL LLC
By:	/s/ Martin Oliner
Name:	Martin Oliner
Title:	President

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Annex L

WARRANT HOLDER SUPPORT AGREEMENT

This WARRANT HOLDER SUPPORT AGREEMENT (this “Agreement”), dated as of September 18, 2020, is made and entered into by and between Cedarwood LLC (together with his successors, the “Holder”), and Legacy Acquisition Corp., a Delaware corporation (“Legacy”). Holder and Legacy shall be referred to herein from time to time collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, Legacy, Onyx Enterprises Int’l Corp., a New Jersey corporation and an indirect wholly owned Subsidiary of Buyer and directly owned Subsidiary of Merger Sub 2 (“Merger Sub”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned Subsidiary of Buyer (“Merger Sub 2”), Onyx Enterprises Int’l, Corp., a New Jersey corporation (the “Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative, entered into that certain Business Combination Agreement, dated as of September 18, 2020 (the “Business Combination Agreement”) and any terms not defined herein shall have the meanings given to them in the Business Combination Agreement;

WHEREAS, as of the date hereof, the Holder is the record and beneficial owner (such record and beneficial ownership, to “Own”, “Ownership” of, be the “Owner” of or be “Owned” by) of 85,000 Warrants that were issued to investors in Buyer’s initial public offering (the “Buyer Public Warrants”);

WHEREAS, the Business Combination Agreement provides that Buyer will use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding Buyer Public Warrants (the “Approval”) to amend that certain Warrant Agreement between Buyer and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (as amended from time to time, the “Warrant Agreement”), to provide, among other things, that each outstanding Buyer Public Warrant and each of the 2,912,230 outstanding Buyer Private Placement Warrants not owned by the Buyer Sponsor shall no longer be exercisable to purchase one-half of a share of Buyer Common Stock for $5.75 per half-share (subject to adjustment as provided in the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Buyer Common Stock, (ii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Buyer Common Stock, or (iii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $44,000,000, $0.18 in cash and 0.082 of a share of Buyer Common Stock (the “Public Warrant Amendment” and, together with the Private Warrant Amendment as defined in the Business Combination Agreement, the “Warrant Amendments”); and

WHEREAS, the Business Combination Agreement contemplates that the Parties will enter into this Agreement concurrently with the entry into the Business Combination Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Representations and Warranties. The Holder represents and warrants to Buyer that the following statements are true and correct:

(a) The Holder has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder. This Agreement has been duly and validly executed and delivered by the Holder and constitutes a valid, legal and binding agreement of the Holder, enforceable against the Holder in accordance with its terms.

(b) The Holder is the Owner of 85,000 Public Warrants (the “Subject Warrants”) as of the date hereof, which constitutes all of the warrants in Buyer held by the Holder and its Affiliates as of the date hereof. The Holder has valid, good and marketable title to the Subject Warrants, free and clear of all Encumbrances (other than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under

Annex L-1

Applicable Law or under the certificate of incorporation or bylaws of Buyer). Except for this Agreement, the Holder is not party to any option, warrant, purchase right, or other contract or commitment that could require the Holder to sell, transfer, or otherwise dispose of the Subject Warrants. Except as set forth in this Agreement, the Holder is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Subject Warrants and the Holder has sole voting power and sole dispositive power with respect to all Subject Warrants, with no restrictions on the Holder’s rights of voting or disposition pertaining thereto and no Person other than the Holder has any right to direct or approve the voting or disposition of any of the Subject Warrants.

(c) The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby do not: (i) conflict with or result in any breach of any provision of the governing documents of the Holder, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Holder is a party or by which its properties or assets may be bound, (iii) violate any Order or Applicable Law of any Governmental Authority applicable to the Holder or its Subsidiaries, or any of their respective properties or assets (including the Subject Warrants), as applicable, or (iv) result in the creation of any Encumbrance (other than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under Applicable Law or under the certificate of incorporation or bylaws of Buyer) upon its assets (including the Subject Warrants), except in the case of clauses (ii), (iii) and (iv) above, for violations which would not reasonably be expected to materially impact, impair or delay or prevent the ability of the Holder to consummate the transactions contemplated by this Agreement or have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

2. Agreements of Holder.

(a) Voting. The Holder hereby irrevocably and unconditionally agrees that from the date hereof, unless and until this Agreement is terminated in accordance with its terms, the Holder shall affirmatively vote all Subject Warrants (or cause them to be voted) or, if applicable, execute written consents in respect thereof, (i) for the adoption of the Warrant Amendments, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that Holder knows would result in a breach of any representation, warranty, covenant, agreement or other obligation of Holder contained in this Agreement, and (iii) against any agreement (including, without limitation, any amendment of any agreement), amendment or other Buyer action that is intended or would reasonably be expected to prevent, impede, interfere with or delay obtaining the Approval, or consummating the Warrant Amendments. Any such vote shall be cast (or such written consent shall be given) by the Holder in accordance with such procedures relating thereto so as to ensure that such vote (or written consent) is duly counted, including for purposes of establishing and determining that a quorum is present and for purposes of duly recording the results of such vote (or written consent). The Holder shall retain at all times the right to vote all Subject Warrants in its sole discretion and without any other limitation on those matters other than those set forth in this Section 2(a) that are at any time, or from time to time, presented for consideration to and for a vote by the holders of Buyer Public Warrants generally.

(b) Exchange. Unless this Agreement shall have been terminated in accordance with its terms, the Holder shall (i) as promptly as legally permissible and in any event not later than the second (2nd) Business Day next following the effectiveness of the Warrant Amendments, validly exchange (or cause to be exchanged) all of the Subject Warrants in accordance with the terms of the Warrant Amendments, and (ii) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so exchanged; provided, further, to the extent Buyer determines, in its sole discretion, that it is advisable to conduct a tender offer for the Buyer Public Warrants for the same consideration contemplated by the Warrant Amendments (the “Offer”) instead of obtaining the Approval, the Holder shall (x) as promptly as practicable and in any event not later than the second (2nd) Business Day following the commencement of such Offer, validly tender (or cause to be tendered) into the Offer all of the Subject Warrants, pursuant to and in accordance with the terms of the Offer, and (y) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so tendered pursuant to the Offer.

(c) Publication. The Holder hereby consents to Buyer publishing and disclosing in the Warrant Information Statement and related SEC documents the Holder’s identity and ownership of Subject Warrants and the nature of the Holder’s commitments, arrangements and understandings pursuant to this Agreement.

Annex L-2

(d) After Acquired Securities. Any and all Buyer Public Warrants and Buyer Private Placement Warrants as to which the Holder acquires Ownership after the date hereof and prior to termination of this Agreement shall constitute Subject Warrants, as applicable, for all purposes of this Agreement.

3. Covenants.

(a) Subject to the terms and conditions of this Agreement, the Holder hereby unconditionally and irrevocably agrees to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by Section 2 of this Agreement.

(b) From the date hereof until the earlier of the Closing and the termination of the Business Combination Agreement in accordance with its terms, the Holder hereby unconditionally and irrevocably agrees that it shall not, without the prior written consent of Buyer, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, with respect to any Subject Warrants Owned by it, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Warrants or any securities convertible into, or exercisable, or exchangeable for, Subject Warrants Owned by it, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, (iii) except as provided by this Agreement, deposit any Subject Warrants into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Subject Warrants, or (iv) publicly announce any intention to effect any transaction specified in clauses (i), (ii) or (iii).

(c) Until any termination of this Agreement in accordance with its terms, the Holder shall promptly notify Buyer of the number of Buyer Public Warrants and Buyer Private Placement Warrants, if any, as to which the Holder acquires Ownership after the date hereof.

4. Termination. This Agreement shall terminate, and have no further force and effect, if the Business Combination Agreement is terminated in accordance with its terms prior to the Closing.

5. Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

6. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Party hereto. Any attempted assignment of this Agreement not in accordance with the terms of this Section 6 shall be void.

7. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, all of the Parties hereto.

8. Governing Law. This Agreement shall be governed by the internal law of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

9. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

10. Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery; (b) if by email, on the date that transmission is confirmed electronically, if by 4:00PM on a Business Day, addressee’s day and time, and otherwise on the first Business Day after the date of such confirmation; or (c) five (5) days after mailing by certified or registered mail,

Annex L-3

return receipt requested. Notices shall be addressed to the respective Parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a Party shall specify to the others in accordance with these notice provisions:

If to Buyer:
Address: 1308 Race Street Suite 200 Cincinnati, Ohio 45202
Attention: Darryl McCall
Telephone: +1 (505) 820-0412
Email: darrylmccall@legacyacquisition.com

with a copy to:
DLA Piper LLP (US)
Address: 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309-3450
Attention: Gerry Williams
Telephone: 1 (404) 736-7891
Email: Gerry.Williams@us.dlapiper.com

If to the Holder:
c/o Martin Oliner
Address: 105 Central Avenue

Lawrence, New York 11559

Telephone: 1 (516) 948-5888

Email: martinoliner@gmail.com

11. Representations and Warranties of Legacy. The execution and delivery of this Agreement and the consummation of all transactions contemplated hereby have been duly authorized by all necessary action on the part of Legacy. This Agreement has been duly and validly executed and delivered by Legacy and constitutes a valid, legal and binding agreement of Legacy, enforceable against Legacy in accordance with its terms.

12. Recitals. The Recitals to this Agreement are incorporated herein by reference and made part of this Agreement. For the avoidance of doubt, each Subject Warrant shall be entitled to be converted into the right to receive the same amount of cash and a portion of a share of Class A Common Stock (or, if applicable, the same right of election) as each Public Warrant held by any other holder that is party to a warrant holder support agreement.

13. Entire Agreement. This Agreement and the Business Combination Agreement constitute the entire agreement among the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

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Annex L-4

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

LEGACY:
LEGACY ACQUISITION, CORP.
By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Title:	Chairman and Chief Executive Officer

HOLDER:
CEDARWOOD LLC
By:	/s/ Martin Oliner
Name:	Martin Oliner
Title:	President

Annex L-5

Annex M

WARRANT HOLDER SUPPORT AGREEMENT

This WARRANT HOLDER SUPPORT AGREEMENT (this “Agreement”), dated as of September 18, 2020, is made and entered into by and between Periscope Capital, Inc., as investment manager authorized to act on behalf of the beneficial Owners of the Subject Warrants (as each such term is herein defined) (together with its successors, the “Holder”), and Legacy Acquisition Corp., a Delaware corporation (“Buyer”). Holder and Buyer shall be referred to herein from time to time collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, Legacy, Onyx Enterprises Int’l Corp., a New Jersey corporation and an indirect wholly owned Subsidiary of Buyer and directly owned Subsidiary of Merger Sub 2 (“Merger Sub”), Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned Subsidiary of Buyer (“Merger Sub 2”), Onyx Enterprises Int’l, Corp., a New Jersey corporation (the “Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative, entered into that certain Business Combination Agreement, dated as of September 18, 2020 (the “Business Combination Agreement”) and any terms not defined herein shall have the meanings given to them in the Business Combination Agreement;

WHEREAS, as of the date hereof, the Holder is the record and beneficial owner (such record and beneficial ownership, to “Own”, “Ownership” of, be the “Owner” of or be “Owned” by) of 640,233 Warrants that were issued to investors in Buyer’s initial public offering (the “Buyer Public Warrants”);

WHEREAS, the Business Combination Agreement provides that Buyer will use its commercially reasonable best efforts to obtain the vote or consent of the holders of at least 65% of the outstanding Buyer Public Warrants (the “Approval”) to amend that certain Warrant Agreement between Buyer and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (as amended from time to time, the “Warrant Agreement”), to provide, among other things, that each outstanding Buyer Public Warrant and each of the 2,912,230 outstanding Buyer Private Placement Warrants not owned by the Buyer Sponsor shall no longer be exercisable to purchase one-half of a share of Buyer Common Stock for $5.75 per half-share (subject to adjustment as provided in the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Buyer Common Stock, (ii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Buyer Common Stock, or (iii) if, at the Closing, the aggregate gross cash in the Trust Account, plus the aggregate gross proceeds received by Buyer pursuant to a potential private offering, is less than $44,000,000, $0.18 in cash and 0.082 of a share of Buyer Common Stock (the “Public Warrant Amendment” and, together with the Private Warrant Amendment as defined in the Business Combination Agreement, the “Warrant Amendments”); and

WHEREAS, the Business Combination Agreement contemplates that the Parties will enter into this Agreement concurrently with the entry into the Business Combination Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Representations and Warranties. The Holder represents and warrants to Buyer that the following statements are true and correct:

(a) The Holder has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder. This Agreement has been duly and validly executed and delivered by the Holder and constitutes a valid, legal and binding agreement of the Holder, enforceable against the Holder in accordance with its terms.

(b) The Holder is the Owner of 640,233 Buyer Public Warrants (the “Subject Warrants”) as of the date hereof, which constitutes all of the warrants in Buyer held by the Holder and its Affiliates as of the date hereof. The Holder has valid, good and marketable title to the Subject Warrants, free and clear of all Encumbrances (other

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than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under Applicable Law or under the certificate of incorporation or bylaws of Buyer). Except for this Agreement, the Holder is not party to any option, warrant, purchase right, or other contract or commitment that could require the Holder to sell, transfer, or otherwise dispose of the Subject Warrants. Except as set forth in this Agreement, the Holder is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Subject Warrants and the Holder has sole voting power and sole dispositive power with respect to all Subject Warrants, with no restrictions on the Holder’s rights of voting or disposition pertaining thereto and no Person other than the Holder has any right to direct or approve the voting or disposition of any of the Subject Warrants.

(c) The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby do not: (i) conflict with or result in any breach of any provision of the governing documents of the Holder, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Holder is a party or by which its properties or assets may be bound, (iii) violate any Order or Applicable Law of any Governmental Authority applicable to the Holder or its Subsidiaries, or any of their respective properties or assets (including the Subject Warrants), as applicable, or (iv) result in the creation of any Encumbrance (other than Encumbrances pursuant to this Agreement or any Ancillary Documents to which it is subject or bound and transfer restrictions under Applicable Law or under the certificate of incorporation or bylaws of Buyer) upon its assets (including the Subject Warrants), except in the case of clauses (ii), (iii) and (iv) above, for violations which would not reasonably be expected to materially impact, impair or delay or prevent the ability of the Holder to consummate the transactions contemplated by this Agreement or have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

2. Agreements of Holder.

(a) Voting. The Holder hereby irrevocably and unconditionally agrees that from the date hereof, unless and until this Agreement is terminated in accordance with its terms, the Holder shall affirmatively vote all Subject Warrants (or cause them to be voted) or, if applicable, execute written consents in respect thereof, (i) for the adoption of the Warrant Amendments, (ii) against any action or agreement (including, without limitation, any amendment of any agreement) that Holder knows would result in a breach of any representation, warranty, covenant, agreement or other obligation of Buyer set forth in the Business Combination Agreement, or of the Holder contained in this Agreement, and (iii) against any agreement (including, without limitation, any amendment of any agreement), amendment or other Buyer action that is intended or would reasonably be expected to prevent, impede, interfere with or delay obtaining the Approval, consummating the Warrant Amendments or any of the other transactions contemplated by the Business Combination Agreement. Any such vote shall be cast (or such written consent shall be given) by the Holder in accordance with such procedures relating thereto so as to ensure that such vote (or written consent) is duly counted, including for purposes of establishing and determining that a quorum is present and for purposes of duly recording the results of such vote (or written consent). The Holder shall retain at all times the right to vote all Subject Warrants in its sole discretion and without any other limitation on those matters other than those set forth in this Section 2(a) that are at any time, or from time to time, presented for consideration to and for a vote by the holders of Buyer Public Warrants generally.

(b) Exchange. Unless this Agreement shall have been terminated in accordance with its terms, the Holder shall (i) as promptly as legally permissible and in any event not later than the second (2nd) Business Day next following the effectiveness of the Warrant Amendments, validly exchange (or cause to be exchanged) all of the Subject Warrants in accordance with the terms of the Warrant Amendments, and (ii) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so exchanged; provided, further, to the extent Buyer determines, in its sole discretion, that it is advisable to conduct a tender offer for the Buyer Public Warrants for the same consideration contemplated by the Warrant Amendments (the “Offer”) instead of obtaining the Approval, the Holder shall (x) as promptly as practicable and in any event not later than the second (2nd) Business Day following the commencement of such Offer, validly tender (or cause to be tendered) into the Offer all of the Subject Warrants, pursuant to and in accordance with the terms of the Offer, and (y) not thereafter withdraw (or cause to be withdrawn) any Subject Warrants so tendered pursuant to the Offer.

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(c) Publication. Buyer may publish and disclose in the Warrant Information Statement and related SEC documents the Holder’s identity and ownership of Subject Warrants and the nature of the Holder’s commitments, arrangements and understandings pursuant to this Agreement upon (i) Buyer’s prior notice of such disclosure to Holder, and (ii) Holder’s prior consent, which consent shall not be unreasonably withheld, conditioned or delayed.

3. Covenants.

(a) Subject to the terms and conditions of this Agreement, the Holder hereby unconditionally and irrevocably agrees to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by Section 2 of this Agreement.

(b) From the date hereof until the earlier of (i) the Closing, (ii) the termination of the Business Combination Agreement in accordance with its terms, (iii) the successful completion of the consent solicitation process approving the Warrant Amendments contemplated by this Agreement, or (iv) so long as the Holder shall have affirmatively voted all Subject Warrants in accordance with Section 2(a) of this Agreement, October 31, 2020, the Holder hereby unconditionally and irrevocably agrees that it shall not, without the prior written consent of Buyer, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, with respect to any Subject Warrants Owned by it, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Warrants or any securities convertible into, or exercisable, or exchangeable for, Subject Warrants Owned by it, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, (iii) except as provided by this Agreement, deposit any Subject Warrants into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Subject Warrants, or (iv) publicly announce any intention to effect any transaction specified in clauses (i), (ii) or (iii); provided, however, that the Holder may, after the record date fixed and announced for the vote, or, if applicable, giving of written consent described in Section 2(a) above and the performance by the Holder of its obligations pursuant to Section 2(a) above, the Holder may take any action otherwise prohibited by clause (i) so long as the purchaser or assignee of such Subject Warrants is another Holder party to a Warrant Holder Support Agreement with Buyer or an entity that executes and provides a joinder to this Agreement (in form and substance reasonably acceptable to Buyer).

4. Termination. This Agreement shall terminate, and have no further force and effect, if the Business Combination Agreement is terminated in accordance with its terms prior to the Closing.

5. Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

6. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Party hereto. Any attempted assignment of this Agreement not in accordance with the terms of this Section 6 shall be void.

7. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, all of the Parties hereto.

8. Governing Law. This Agreement shall be governed by the internal law of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

9. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

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10. Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery; (b) if by email, on the date that transmission is confirmed electronically, if by 4:00PM on a Business Day, addressee’s day and time, and otherwise on the first Business Day after the date of such confirmation; or (c) five (5) days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective Parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a Party shall specify to the others in accordance with these notice provisions:

If to Buyer:
Address: 1308 Race Street Suite 200 Cincinnati, Ohio 45202
Attention: Darryl McCall
Telephone: +1 (505) 820-0412
Email: darrylmccall@legacyacquisition.com

with a copy to:
DLA Piper LLP (US)
Address: 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309-3450
Attention: Gerry Williams
Telephone: +1 (404) 736-7891
Email: Gerry.Williams@us.dlapiper.com

If to the Holder:
c/o Periscope Capital, Inc.
Address: Bay Adelaide Centre, 333 Bay St. Suite 1240, Toronto, ON M5H 2R2
Attention: Stephen Elgee
Telephone: (416) 365-2785
Email: selgee@periscopecap.com

11. Entire Agreement. This Agreement, the Business Combination Agreement and any Ancillary Documents to which the Holder is subject or bound constitute the entire agreement among the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

BUYER:
LEGACY ACQUISITION, CORP.
By:	/s/ Edwin J. Rigaud
Name:	Edwin J. Rigaud
Title:	Chairman and Chief Executive Officer

HOLDER:
PERISCOPE CAPITAL, INC.,
as investment manager authorized to act for the beneficial Owners of the Subject Warrants
By:	/s/ Stephen Elgee
Name:	Stephen Elgee
Title:	CIO
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REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [•], is made and entered into by and among Legacy Acquisition Corp., a Delaware corporation (the “Company”), and the undersigned parties listed under Holder on the signature page hereto (each such party, together with the Company and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, a “Holder” and collectively the “Holders”).

RECITALS

WHEREAS, on [•], 2020, the Company completed its initial Business Combination, pursuant to which the undersigned were issued an aggregate of 26,000,000 shares of Class A Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”) pursuant to the terms of the Business Combination Agreement, dated as of September __, 2020, by and among the Company, Excel Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company and directly owned subsidiary of Merger Sub 2, Excel Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company (“Merger Sub 2”), Onyx Enterprises Int’l Corp., a New Jersey corporation, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stockholder Representative (as may be amended or restated, the “Business Combination Agreement”) and on the terms and conditions provided in the Company’s amended and restated certificate of incorporation;

WHEREAS, the Company and the Holders desire to enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS

1.1     Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below. Any capitalized terms used herein and not defined shall have the meanings ascribed to them in the Business Combination Agreement.

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Board” shall mean the Board of Directors of the Company.

“Business Combination” shall mean any merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses, involving the Company.

“Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York are authorized to close for business.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall have the meaning given in the Recitals hereto.

“Company” shall have the meaning given in the Preamble.

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“Demand Registration” shall have the meaning given in subsection 2.1.1.

“Demanding Holder” shall have the meaning given in subsection 2.1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1” shall have the meaning given in subsection 2.1.1.

“Form S-3” shall have the meaning given in subsection 2.3.1.

“Holders” shall have the meaning given in the Preamble.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“Permitted Transferees” means a person or entity to whom a holder of Registrable Securities is permitted to transfer such Registrable Securities pursuant to Section 5.2.5 of this Agreement.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“Pro Rata” shall have the meaning given in subsection 2.1.4.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Prospectus Date” shall mean the date of the final prospectus filed with the Commission and relating to the Company’s initial public offering.

“Registrable Security” shall mean (a) any outstanding share of the Common Stock or any other equity security (including the shares of Common Stock issued or issuable upon the exercise of such equity security) of the Company held by a Holder as of the date of this Agreement, and (b) any other equity security of the Company issued or issuable with respect to any such share of the Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations on such sale); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A)     all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Common Stock is then listed;

(B)     fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C)     printing, messenger, telephone and delivery expenses;

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(D)     reasonable fees and disbursements of counsel for the Company;

(E)     reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(F)     reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders initiating a Demand Registration to be registered for offer and sale in the applicable Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” shall have the meaning given in subsection 2.1.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Selling Holders” shall have the meaning given in subsection 2.3.4(a)(ii).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

Article II
REGISTRATIONS

2.1     Demand Registration.

2.1.1     Request for Registration. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, at any time and from time to time on or after the expiration of the lock-up to which such shares are subject, if any, the Holders of at least a majority in interest of the then-outstanding number of Registrable Securities (the “Demanding Holders”) may make a written demand for Registration of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within ten (10) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within fifteen (15) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, but not more than forty-five (45) days immediately after the Company’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration, subject to Section 2.1.4 and Section 2.4. Under no circumstances shall the Company be obligated to effect more than an aggregate of three (3) Registrations pursuant to a Demand Registration under this subsection 2.1.1 with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Form S-1 or any similar long-form registration statement that may be available at such time (“Form S-I”) has become effective and all of the Registrable Securities requested by the Requesting Holders to be registered on behalf of the Requesting Holders in such Form S-1 Registration have been sold, in accordance with Section 3.1 of this Agreement.

2.1.2     Effective Registration. Notwithstanding the provisions of subsection 2.1.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement

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has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

2.1.3     Underwritten Offering. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, if a majority-in-interest of the Demanding Holders so advise the Company as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.1.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Demanding Holders initiating the Demand Registration.

2.1.4     Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company, the Demanding Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Common Stock or other equity securities that the Company desires to sell and the Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Holders (Pro Rata, based on the respective number of Registrable Securities that each Holder has so requested) exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Common Stock or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.5     Demand Registration Withdrawal. A majority-in-interest of the Demanding Holders initiating a Demand Registration or a majority-in-interest of the Requesting Holders (if any), pursuant to a Registration under subsection 2.1.1 shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this subsection 2.1.5.

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2.2     Piggyback Registration.

2.2.1     Piggyback Rights. If, at any time and from time to time on or after the expiration of a lock-up to which such shares are subject, if any, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Section 2.1 hereof), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.2.2     Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the Common Stock or other securities that the Company desires to sell, taken together with (i) the Common Stock or other securities, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant Section 2.2 hereof, and (iii) the Common Stock or other securities, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(a)     If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Common Stock or other securities, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

(b)     If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities or the Company, then the Company shall include in any such Registration (A) first, the Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 pro rata based on the number of Registrable Securities that each Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not

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been reached under the foregoing clauses (A), (B) and (C), the Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.2.3     Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4     Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof.

2.3     Registrations on Form S-3.

2.3.1     Form S-3 Rights. The Holders of Registrable Securities may at any time, and from time to time, request in writing that the Company, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of their Registrable Securities on Form S-3 or similar short form registration statement that may be available at such time (“Form S-3”); provided, however, that the Company shall not be obligated to effect such request through an Underwritten Offering. Within five (5) days of the Company’s receipt of a written request from a Holder or Holders of Registrable Securities for a Registration on Form S-3, the Company shall promptly give written notice of the proposed Registration on Form S-3 to all other Holders of Registrable Securities, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in such Registration on Form S-3 shall so notify the Company, in writing, within ten (10) days after the receipt by the Holder of the notice from the Company. As soon as practicable thereafter, but not more than twelve (12) days after the Company’s initial receipt of such written request for a Registration on Form S-3, the Company shall register all or such portion of such Holder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Holder or Holders joining in such request as are specified in the written notification given by such Holder or Holders; provided, however, that the Company shall not be obligated to effect any such Registration pursuant to Section 2.3.1 hereof if (i) a Form S-3 is not available for such offering; or (ii) the Holders of Registrable Securities, together with the Holders of any other equity securities of the Company entitled to inclusion in such Registration, propose to sell the Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $10,000,000. The Company shall use reasonable best efforts to cause the any Registration on Form S-3 pursuant to this Section 2.3.1 to be declared effective as soon as possible after filing, and once effective, to keep such Registration continuously effective under the Securities Act at all times until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in the Registration Statement or such securities have been withdrawn.

2.4     Restrictions on Registration Rights. Notwithstanding anything to the contrary contained herein, if (A) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company initiated Registration and provided that the Company has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to subsection 2.1.1 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (B) the Holders have requested an Underwritten Registration and the Company and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (C) in the good faith judgment of the Board such Registration would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Company shall furnish to such Holders a certificate signed by the Chairman of

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the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing for a period of not more than thirty (30) days; provided, further, that the Company shall not file a registration statement (or any amendment or supplement thereto) with respect to any securities of the Company for any other holder of registration statements.

2.5     Lock-Up Agreement.

2.5.1 Lock-Up Period. Each Holder agrees that such Holder shall not Transfer any Buyer Common Stock issued to such Holder as part of the Closing Share Consideration that may have been issued to such Common Stockholder prior to the earlier of (i) the first anniversary of the Closing Date, (ii) the date, following the 180th day after the Closing Date, on which the VWAP of Buyer Common Stock equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), (iii) the date, following the 270th day after the Closing Date, on which the VWAP of Buyer Common Stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), or (iv) Buyer’s completion of a liquidation, merger, stock exchange or other similar transaction that results in all of Buyer’s stockholders having the right to exchange their shares of Buyer Common Stock for cash, securities or other property (the “Lock-Up Period”).

2.5.2 Permitted Transfers. Notwithstanding the provisions set forth in paragraphs 2.5.1, during the Lock-Up Period, Transfers of the Buyer Common Stock held by any Holder or any of their permitted transferees (that have complied with this paragraph 2.5.2), are permitted (i) in the case of an entity, as a distribution to its partners, stockholders or members; (ii) in the case of an individual, by a bona fide gift to one of the members of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, for estate planning purposes; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) if consented to in advance by the Post-Closing Buyer Board; provided, however, that in each case of clauses (i) through (iv), the permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other terms described in this Section 2.5.2 to the extent and for the duration that such terms remain in effect at the time of the Transfer.

2.5.3     Stop-Transfer Notice. Each Holder, inclusive of any Person to whom shares of Buyer Common Stock have been Transferred by a Common Stockholder in accordance with Section 2.5.2 of Buyer Common Stock issued pursuant to the Business Combination Agreement hereby authorizes Buyer during each applicable Lock-Up Period to cause its transfer agent for the shares of Buyer Common Stock that are subject to restriction on Transfer during the applicable Lock-Up Period (“Lock-up Shares”) to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Lock-up Shares for which the undersigned is the record holder and, in the case of Lock-up Shares for which the Holder is the beneficial holder but not the record holder, such Holder agrees during the applicable Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Lock-up Shares, if such Transfer would constitute a violation or breach of this Agreement. In addition, any Holder who is not a resident of the United States and is not an accredited investor as defined under Rule 501 of Regulation D under the Securities Act hereby authorizes Buyer to instruct its transfer agent to note that such Transaction Securities were issued under an exemption from registration under Regulation S and to utilize the CREST electronic clearing system for the purpose of compliance with legend and transfer restriction requirements as provided for by Regulation S. In addition, each Holder agrees that Buyer may issue appropriate stop transfer instructions to its transfer agent in order to ensure compliance with the Securities Act, including as to Regulation S as applicable.

2.5.4     Release. During the Lock-Up Period, the Company agrees that if it grants an early release or waiver of the lock-up restrictions imposed by the Company upon the Buyer Sponsor pursuant to that certain Amended and Restated Sponsor Lock-Up Agreement dated as of the same date hereof, then a similar release or waiver shall be provided to each Holder on a pro rata basis.

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Article III
COMPANY PROCEDURES

3.1     General Procedures. If at any time on or after the date of this Agreement the Company is required to effect the Registration of Registrable Securities, the Company shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1     prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2     prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3     prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish at least five Business Days prior to the anticipated filing, without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4     prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise he required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5     cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company arc then listed;

3.1.6     provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7     advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8     at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

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3.1.9     notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10     permit a representative of the Holders (such representative to be selected by a majority of the participating Holders), the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.11     obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration which the participating Holders may rely on, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12     on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders;

3.1.13     in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.14     make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.15     if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $50,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.16     otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

3.2     Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3     Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4     Suspension of Sales: Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company

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that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4.

3.5     Reporting Obligations. As long as any Holder shall own Registrable Securities. the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of the Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

Article IV
INDEMNIFICATION AND CONTRIBUTION

4.1     Indemnification.

4.1.1     The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2     In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

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4.1.3     Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4     The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5     If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

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Article V
MISCELLANEOUS

5.1     Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: [•]1, and, if to any Holder, at such Holder’s address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

5.2     Assignment; No Third Party Beneficiaries.

5.2.1     This Agreement and the rights, duties and obligations of the Company hereunder may not he assigned or delegated by the Company in whole or in part.

5.2.2     Prior to the expiration of the lock-up to which such shares are subject, if any, no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee.

5.2.3     This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.4     This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and this Section 5.2 hereof.

5.2.5     No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company to be bound by the terms of this Agreement. Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3     Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4     Governing Law; Venue; Waiver of Jury Trial. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (1) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THE AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

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1        Note to draft: To be updated to reflect post-closing address of the Company.

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EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

5.5     Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.6     Other Registration Rights. The Company represents and warrants that, except for the rights granted under that certain Registration Rights Agreement, dated as of November 16, 2017, by and among the Company and Legacy Acquisition Sponsor I LLC, a Delaware limited liability company, and the parties listed as a holder thereto (and any person or entity who thereafter becomes a party to the agreement), as may be amended or restated, no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions with respect to the Registrable Securities and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

5.7     Term. This Agreement shall terminate upon the earlier of (i) the tenth anniversary of the date of this Agreement or (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) the Holders of all Registrable Securities are permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale. The provisions of Section 3.5 and Article IV shall survive any termination.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:
LEGACY ACQUISITION CORP., a Delaware corporation
By:
Name:	William C. Finn
Title:	Chief Financial Officer

HOLDERS:

Name:

[ SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT ]

Annex N-14